                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04015
                                                      ---------

                         Eaton Vance Mutual Funds Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                October 31, 2004
                                ----------------
                             Date of Fiscal Year End

                                   October 31
                                   ----------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS
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[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                1-800-262-1122.

                                IMPORTANT NOTICE
                             REGARDING DELIVERY OF
                             SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF DUNCAN W. RICHARDSON]

Duncan W. Richardson
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 8.66%. This return was the result of an increase in net asset value
   (NAV) per share to $10.79 on October 31, 2004, from $9.93 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of 7.83% during the same period, the result of an increase in NAV per share to $10.60 on October 31, 2004, from $9.83 on October 31, 2003.(1)

- The Fund's Class C shares had a total return of 7.85% during the same period, the result of an increase in NAV per share to $10.58 on October 31, 2004, from $9.81 on October 31, 2003.(1)

- For comparison, the Russell 3000 Index had a total return of 9.51% during the same period.(2)

SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- Despite election year uncertainties and continued geopolitical pressures, U.S. equity markets extended the advance started in 2003, driven by robust economic growth over the past year and strong gains in corporate earnings.

- In this environment, the Fund slightly underperformed its benchmark, the Russell 3000 Index, for the year ended October 31, 2004.(2) The Fund's performance is a function of both the performance of the underlying Portfolios, and its asset allocation among the Portfolios. The Fund benefited from its emphasis of small- and mid-cap stocks, given the continued leadership of smaller-capitalization stocks. However, the relative underperformance of the constituent Portfolios versus their respective benchmarks was a negative contributor to the Fund's overall returns.

- As we mentioned in the semiannual report, in February of this year, we used new fund flows to gradually reallocate approximately 5% of assets from small-capitalization Portfolios into our two domestic large-cap Portfolios. We continue to believe that this reallocation was prudent and that a modest shift back to large-cap investments is appropriate for several reasons. Historically, as we enter later stages of the economic recovery, overall growth rates typically have decelerated and large-cap stocks, on average, have adjusted better to the slowing environment. We believe valuations of larger-cap companies are also attractive, as many large-cap investments are trading at a discount relative to their small-cap peers. Lastly, small-cap leadership has persisted for the past 6-plus years, and we believe this out performance cycle is likely peaking.

- With markets remaining volatile over the past year, the benefit of daily rebalancing and diversification was apparent. The overall volatility of the Fund was lower than that of the Portfolios in which it invests and of the Russell 3000 Index.(2) The potential risk reduction benefit of asset allocation comes from having a reasonable allocation plan and sticking to it. We believe that through consistent asset allocation and the ongoing research efforts of the Fund and of each Portfolio, the Fund can remain a useful broad market investment vehicle for investors to reduce the effects of equity market volatility.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004

PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance each class of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged market index of 3000 U.S. stocks. Class A total returns are presented at net asset value and public offering price. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, and Class C and the Russell 3000 Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                                                     CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)

One Year                                                                            8.66%     7.83%     7.85%
Life of Fund+                                                                       2.89      2.21      2.13
SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)

One Year                                                                            2.37%     2.83%     6.85%
Life of Fund+                                                                       0.63      0.74      2.13

+  Inception Dates - Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

CURRENT ALLOCATIONS++ By total investments

Tax-Managed Growth Portfolio                              22.5%
Tax-Managed Value Portfolio                               22.5%
Tax-Managed International Equity Portfolio                15.0%
Tax-Managed Multi-Cap Opportunity Portfolio               12.5%
Tax-Managed Mid-Cap Core Portfolio                        12.5%
Tax-Managed Small-Cap Growth Portfolio                     7.5%
Tax-Managed Small-Cap Value Portfolio                      7.5%

++ ALLOCATIONS ARE AS OF OCTOBER 31, 2004. FUND PROFILE AND ALLOCATIONS ARE
   SUBJECT TO CHANGE. YOU MAY OBTAIN FREE COPIES OF EACH OF THE PORTFOLIOS' MOST RECENT FINANCIAL STATEMENTS BY CONTACTING EATON VANCE DISTRIBUTORS, INC. AT 1-800-225-6265 OR FROM THE EDGAR DATABASE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (www.sec.gov).

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND CLASS A VS. THE RUSSELL 3000 INDEX**

                        March 31, 2002 - October 31, 2004

          EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND- CLASS A
                                Inception: 3/4/02

                                        EATON VANCE
                                        TAX-MANAGED
                    EATON VANCE         EQUITY ASSET
                    TAX-MANAGED         ALLOCATION FUND,
                    EQUITY ASSET        CLASS A,
                    ALLOCATION FUND,    INCLUDING SALES     RUSSELL 3000
DATE                CLASS A             CHARGE              INDEX
------------------------------------------------------------------------
 3/31/2002              $  10,000           $  9,425          $  10,000
 4/30/2002              $   9,798           $  9,238          $   9,475
 5/31/2002              $   9,654           $  9,102          $   9,365
 6/30/2002              $   9,009           $  8,494          $   8,691
 7/31/2002              $   8,094           $  7,632          $   8,000
 8/31/2002              $   8,162           $  7,695          $   8,037
 9/30/2002              $   7,411           $  6,987          $   7,193
10/31/2002              $   7,883           $  7,432          $   7,765
11/30/2002              $   8,287           $  7,813          $   8,235
12/31/2002              $   7,902           $  7,450          $   7,770
 1/31/2003              $   7,642           $  7,205          $   7,579
 2/28/2003              $   7,478           $  7,051          $   7,454
 3/31/2003              $   7,526           $  7,096          $   7,533
 4/30/2003              $   8,046           $  7,586          $   8,148
 5/31/2003              $   8,537           $  8,049          $   8,640
 6/30/2003              $   8,681           $  8,185          $   8,757
 7/31/2003              $   8,903           $  8,394          $   8,957
 8/31/2003              $   9,172           $  8,648          $   9,156
 9/30/2003              $   9,028           $  8,512          $   9,056
10/31/2003              $   9,557           $  9,011          $   9,604
11/30/2003              $   9,740           $  9,183          $   9,737
12/31/2003              $  10,067           $  9,492          $  10,182
 1/31/2004              $  10,183           $  9,601          $  10,395
 2/29/2004              $  10,337           $  9,746          $  10,535
 3/31/2004              $  10,279           $  9,691          $  10,410
 4/30/2004              $  10,039           $  9,465          $  10,194
 5/31/2004              $  10,096           $  9,519          $  10,342
 6/30/2004              $  10,375           $  9,782          $  10,548
 7/31/2004              $   9,981           $  9,410          $  10,149
 8/31/2004              $   9,904           $  9,338          $  10,191
 9/30/2004              $  10,212           $  9,628          $  10,348
10/31/2004              $  10,385           $  9,791          $  10,517

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND CLASS B VS. THE RUSSELL 3000 INDEX**

                        March 31, 2002 - October 31, 2004

          EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND- CLASS B
                                Inception: 3/4/02

                       EATON VANCE
                       TAX-MANAGED
                       EQUITY ASSET
                       ALLOCATION FUND,       RUSSELL 3000
DATE                   CLASS B                INDEX
----------------------------------------------------------
 3/31/2002                $  10,000            $  10,000
 4/30/2002                $   9,788            $   9,475
 5/31/2002                $   9,635            $   9,365
 6/30/2002                $   8,990            $   8,691
 7/31/2002                $   8,087            $   8,000
 8/31/2002                $   8,144            $   8,037
 9/30/2002                $   7,394            $   7,193
10/31/2002                $   7,856            $   7,765
11/30/2002                $   8,250            $   8,235
12/31/2002                $   7,856            $   7,770
 1/31/2003                $   7,596            $   7,579
 2/28/2003                $   7,433            $   7,454
 3/31/2003                $   7,471            $   7,533
 4/30/2003                $   7,981            $   8,148
 5/31/2003                $   8,471            $   8,640
 6/30/2003                $   8,606            $   8,757
 7/31/2003                $   8,817            $   8,957
 8/31/2003                $   9,077            $   9,156
 9/30/2003                $   8,933            $   9,056
10/31/2003                $   9,452            $   9,604
11/30/2003                $   9,625            $   9,737
12/31/2003                $   9,942            $  10,182
 1/31/2004                $  10,048            $  10,395
 2/29/2004                $  10,202            $  10,535
 3/31/2004                $  10,135            $  10,410
 4/30/2004                $   9,885            $  10,194
 5/31/2004                $   9,942            $  10,342
 6/30/2004                $  10,202            $  10,548
 7/31/2004                $   9,817            $  10,149
 8/31/2004                $   9,731            $  10,191
 9/30/2004                $  10,029            $  10,348
10/31/2004                $  10,192            $  10,517
   Less 4%                $     400
10/31/2003                $   9,792

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND CLASS C VS. THE RUSSELL 3000 INDEX**

                        March 31, 2002 - October 31, 2004

          EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND- CLASS C
                                Inception: 3/4/02

                       EATON VANCE
                       TAX-MANAGED
                       EQUITY ASSET
                       ALLOCATION FUND,       RUSSELL 3000
DATE                   CLASS C                INDEX
----------------------------------------------------------
 3/31/2002                 $  10,000           $  10,000
 4/30/2002                 $   9,788           $   9,475
 5/31/2002                 $   9,634           $   9,365
 6/30/2002                 $   8,989           $   8,691
 7/31/2002                 $   8,075           $   8,000
 8/31/2002                 $   8,133           $   8,037
 9/30/2002                 $   7,382           $   7,193
10/31/2002                 $   7,844           $   7,765
11/30/2002                 $   8,248           $   8,235
12/31/2002                 $   7,854           $   7,770
 1/31/2003                 $   7,594           $   7,579
 2/28/2003                 $   7,421           $   7,454
 3/31/2003                 $   7,459           $   7,533
 4/30/2003                 $   7,979           $   8,148
 5/31/2003                 $   8,460           $   8,640
 6/30/2003                 $   8,595           $   8,757
 7/31/2003                 $   8,816           $   8,957
 8/31/2003                 $   9,076           $   9,156
 9/30/2003                 $   8,932           $   9,056
10/31/2003                 $   9,442           $   9,604
11/30/2003                 $   9,615           $   9,737
12/31/2003                 $   9,933           $  10,182
 1/31/2004                 $  10,039           $  10,395
 2/29/2004                 $  10,193           $  10,535
 3/31/2004                 $  10,125           $  10,410
 4/30/2004                 $   9,875           $  10,194
 5/31/2004                 $   9,933           $  10,342
 6/30/2004                 $  10,202           $  10,548
 7/31/2004                 $   9,808           $  10,149
 8/31/2004                 $   9,721           $  10,191
 9/30/2004                 $  10,019           $  10,348
10/31/2004                 $  10,183           $  10,517

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 3/4/02. THE
   INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           8.66%           2.89%
Return After Taxes on Distributions           8.66%           2.89%
Return After Taxes on Distributions
and Sale of Fund Shares                       5.63%           2.46%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           2.37%           0.63%
Return After Taxes on Distributions           2.37%           0.63%
Return After Taxes on Distributions
and Sale of Fund Shares                       1.54%           0.54%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           7.85%           2.13%
Return After Taxes on Distributions           7.85%           2.13%
Return After Taxes on Distributions
and Sale of Fund Shares                       5.10%           1.82%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           6.85%           2.13%
Return After Taxes on Distributions           6.85%           2.13%
Return After Taxes on Distributions
and Sale of Fund Shares                       4.45%           1.82%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           7.83%           2.21%
Return After Taxes on Distributions           7.83%           2.21%
Return After Taxes on Distributions
and Sale of Fund Shares                       5.09%           1.88%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           2.83%           0.74%
Return After Taxes on Distributions           2.83%           0.74%
Return After Taxes on Distributions
and Sale of Fund Shares                       1.84%           0.63%

Class A, Class B, and Class C commenced operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

              EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

                                        BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                                               (5/1/04)                  (10/31/04)            (5/1/04 - 10/31/04)
-----------------------------------------------------------------------------------------------------------------------
Actual
Class A                                       $ 1,000.00                $ 1,034.51                $  7.36
Class B                                       $ 1,000.00                $ 1,031.13                $ 11.13
Class C                                       $ 1,000.00                $ 1,031.19                $ 11.13

Hypothetical
(5% return per year before expenses)
Class A                                       $ 1,000.00                $ 1,017.90                $  7.30
Class B                                       $ 1,000.00                $ 1,014.20                $ 11.04
Class C                                       $ 1,000.00                $ 1,014.20                $ 11.04

* Expenses are equal to the Fund's annualized expense ratio of 1.44% for Class A shares, 2.18% for Class B shares, and 2.18% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolios.

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Value Portfolio, at value
   (identified cost, $68,001,407)                                             $   81,570,740
Investment in Tax-Managed Growth Portfolio, at value
   (identified cost, $73,099,486)                                                 78,950,282
Investment in Tax-Managed International Equity Portfolio, at value
   (identified cost, $53,641,013)                                                 61,499,865
Investment in Tax-Managed Small-Cap Value Portfolio, at value
   (identified cost, $22,161,609)                                                 29,409,499
Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value
   (identified cost, $39,919,704)                                                 45,807,189
Investment in Tax-Managed Mid-Cap Core Portfolio, at value
   (identified cost, $38,255,708)                                                 44,570,485
Investment in Tax-Managed Small-Cap Growth Portfolio, at value
   (identified cost, $23,111,730)                                                 27,008,927
Receivable for Fund shares sold                                                      500,741
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $  369,317,728
--------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                              $      807,420
Payable to affiliate for distribution and service fees                                68,099
Payable to affiliate for Trustees' fees                                                  264
Accrued expenses                                                                     122,162
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $      997,945
--------------------------------------------------------------------------------------------
NET ASSETS                                                                    $  368,319,783
--------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                               $  320,640,693
Accumulated net realized loss from Portfolios (computed on the basis
   of identified cost)                                                            (3,522,903)
Accumulated net investment income                                                    575,663
Net unrealized appreciation from Portfolios (computed on the basis
   of identified cost)                                                            50,626,330
--------------------------------------------------------------------------------------------
TOTAL                                                                         $  368,319,783
--------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                    $  134,070,413
SHARES OUTSTANDING                                                                12,424,325
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        10.79
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $10.79)                                           $        11.45
--------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                    $  109,470,675
SHARES OUTSTANDING                                                                10,325,601
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        10.60
--------------------------------------------------------------------------------------------

CLASS C SHARES

--------------------------------------------------------------------------------------------
NET ASSETS                                                                    $  124,778,695
SHARES OUTSTANDING                                                                11,791,125
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        10.58
--------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolios (net of foreign taxes, $159,331)          $    4,712,250
Interest allocated from Portfolios                                                    82,562
Expenses allocated from Portfolios                                                (2,602,052)
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS                                         $    2,192,760
--------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                        $      303,169
Administration fee                                                                   487,184
Trustees' fees and expenses                                                            2,789
Distribution and service fees
   Class A                                                                           284,792
   Class B                                                                         1,002,823
   Class C                                                                         1,105,904
Transfer and dividend disbursing agent fees                                          300,767
Registration fees                                                                     88,234
Legal and accounting services                                                         65,888
Custodian fee                                                                         39,790
Printing and postage                                                                  26,912
Miscellaneous                                                                          8,519
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $    3,716,771
--------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                           $   (1,524,011)
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIOS

Net realized gain (loss)--
   Investment transactions (identified cost basis)                            $    4,926,122
   Securities sold short                                                             (47,302)
   Foreign currency transactions                                                     (28,394)
   Net increase from payments by an affiliate and net gains (losses)
      realized on the disposal of investments purchased which did not
      meet Tax-Managed Small-Cap Growth Portfolio's investment guidelines              5,557
--------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $    4,855,983
--------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                                        $   19,144,618
   Securities sold short                                                            (434,277)
   Foreign currency                                                                  850,083
--------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $   19,560,424
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $   24,416,407
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $   22,892,396
--------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                           YEAR ENDED          YEAR ENDED
IN NET ASSETS                                                                 OCTOBER 31, 2004    OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------
From operations--
   Net investment loss                                                        $     (1,524,011)   $     (1,064,172)
   Net realized gain from investments,
      securities sold short, foreign currency
      and payment by affiliate transactions                                          4,855,983           1,854,574
   Net change in unrealized
      appreciation (depreciation)
      of investments, securities
      sold short and foreign currency                                               19,560,424          34,703,882
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $     22,892,396    $     35,494,284
------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest--
   Proceeds from sale of shares
      Class A                                                                 $     60,067,487    $     51,682,323
      Class B                                                                       35,938,466          44,566,312
      Class C                                                                       46,557,647          51,249,913
   Cost of shares redeemed
      Class A                                                                      (17,852,992)        (19,345,458)
      Class B                                                                      (12,602,084)         (7,214,369)
      Class C                                                                      (14,442,434)        (10,204,143)
   Net Asset value of shares exchanged
      Class A                                                                          589,553                  --
      Class B                                                                         (589,553)                 --
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                                    $     97,666,090    $    110,734,578
------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                    $    120,558,486    $    146,228,862
------------------------------------------------------------------------------------------------------------------

NET ASSETS

AT BEGINNING OF YEAR                                                          $    247,761,297    $    101,532,435
------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                $    368,319,783    $    247,761,297
------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                                                $        575,663    $        299,692
------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                                CLASS A
                                                                        -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                        --------------------------------    PERIOD ENDED
                                                                             2004              2003         OCTOBER 31,2002(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF YEAR                                    $       9.930      $       8.190    $            10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)(2)                                         $       0.002      $      (0.012)   $            (0.024)
Net realized and unrealized gain (loss)                                         0.858              1.752                 (1.786)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                     $       0.860      $       1.740    $            (1.810)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE--END OF YEAR                                            $      10.790      $       9.930    $             8.190
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                  8.66%(6)          21.25%                (18.10)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                 $     134,070      $      82,868    $            38,528
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                               1.46%              1.52%                  1.55%(5)
   Net investment income (loss)                                                  0.02%             (0.14)%                (0.43)%(5)
Portfolio Turnover of the Tax-Managed Value Portfolio                              44%                76%                   213%
Portfolio Turnover of the Tax-Managed Growth Portfolio                              4%                19%                    21%
Portfolio Turnover of the Tax-Managed International Equity Portfolio               62%               100%                   128%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio                    12%                21%                     5%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio             239%               224%                   225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio                       42%                50%                    13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio                  282%               248%                   131%

+ The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                   1.47%                --                   1.77%(5)
   Net investment income (loss)                                                  0.01%                --                  (0.65)%(5)
Net investment income (loss) per share(2)                               $       0.001                 --    $            (0.036)
-------------------------------------------------------------------------------------------------------------------------------

(1)  For the period from the start of business, March 4, 2002, to October 31,
     2002.
(2) Net investment income (loss) per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.
(6) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in Tax-Managed Small-Cap Growth
     Portfolio  (the  Portfolio),   realized  on  the  disposal  of  investments
     purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

                        See notes to financial statements

                                                                                                CLASS B
                                                                        -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                        --------------------------------    PERIOD ENDED
                                                                             2004              2003         OCTOBER 31,2002(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF YEAR                                    $       9.830      $       8.170    $            10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                                  $      (0.076)     $      (0.077)   $            (0.065)
Net realized and unrealized gain (loss)                                         0.846              1.737                 (1.765)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                     $       0.770      $       1.660    $            (1.830)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE--END OF YEAR                                            $      10.600      $       9.830    $             8.170
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                  7.83%(6)          20.32%                (18.30)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                 $     109,471      $      79,854    $            31,101
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                               2.21%              2.27%                  2.30%(5)
   Net investment loss                                                          (0.73)%            (0.88)%                (1.17)%(5)
Portfolio Turnover of the Tax-Managed Value Portfolio                              44%                76%                   213%
Portfolio Turnover of the Tax-Managed Growth Portfolio                              4%                19%                    21%
Portfolio Turnover of the Tax-Managed International Equity Portfolio               62%               100%                   128%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio                    12%                21%                     5%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio             239%               224%                   225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio                       42%                50%                    13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio                  282%               248%                   131%

+ The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                   2.22%                --                   2.52%(5)
   Net investment loss                                                          (0.74)%               --                  (1.39)%(5)
Net investment loss per share(2)                                        $      (0.077)                --    $            (0.077)

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.
(6) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio), realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

                        See notes to financial statements

                                                                                                CLASS C
                                                                        -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                        --------------------------------    PERIOD ENDED
                                                                             2004              2003         OCTOBER 31,2002(1)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF YEAR                                    $       9.810      $       8.150    $            10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                                  $      (0.076)     $      (0.076)   $            (0.065)
Net realized and unrealized gain (loss)                                         0.846              1.736                 (1.785)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                     $       0.770      $       1.660    $            (1.850)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE--END OF YEAR                                            $      10.580      $       9.810    $             8.150
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                                  7.85%(6)          20.37%                (18.50)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                 $     124,779      $      85,040    $            31,903
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                               2.21%              2.27%                  2.30%(5)
   Net investment loss                                                          (0.73)%            (0.88)%                (1.17)%(5)
Portfolio Turnover of the Tax-Managed Value Portfolio                              44%                76%                   213%
Portfolio Turnover of the Tax-Managed Growth Portfolio                              4%                19%                    21%
Portfolio Turnover of the Tax-Managed International Equity Portfolio               62%               100%                   128%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio                    12%                21%                     5%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio             239%               224%                   225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio                       42%                50%                    13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio                  282%               248%                   131%

+ The operating expenses of the Portfolios may reflect a reduction of their investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator for the period from the start of business, March 4, 2002, to October 31, 2002. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                   2.22%                --                   2.52%(5)
   Net investment loss                                                          (0.74)%               --                  (1.39)%(5)
Net investment loss per share(2)                                        $      (0.077)                --    $            (0.077)

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.
(6) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio), realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

                        See notes to financial statements

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following seven tax-managed equity portfolios managed by Eaton Vance or its affiliates:
   Tax-Managed Value Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Small-Cap Value Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Mid-Cap Core Portfolio and Tax-Managed Small-Cap Growth Portfolio (the Portfolios). Each Portfolio is organized as a New York Trust. The investment objectives and policies of the Portfolios together are the same as those of the Fund. The value of the Fund's investment in each Portfolio reflects the Fund's proportionate interest in the net assets of the Tax-Managed Value Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Small-Cap Value Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Mid-Cap Core Portfolio and Tax-Managed Small-Cap Growth Portfolio (10.2%, 0.4%, 46.6%, 55.3%, 42.1%, 66.4%, and 14.9%,
   respectively, at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- The valuation policy of each Portfolio is as follows: Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolios may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolios for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $2,400,176 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

   E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   F OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior year, if any). Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $1,895,227, net investment loss was decreased by $1,799,982, and accumulated net realized loss was decreased by $95,245 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gains and losses, passive foreign investment companies and real estate investment trusts. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards                                 $   (2,400,176)
   Unrealized appreciation                                    $   48,929,064
   Other temporary differences                                $    1,150,202

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                        YEAR ENDED OCTOBER 31,
                                                      --------------------------
   CLASS A                                               2004           2003
   -----------------------------------------------------------------------------
   Sales                                                5,725,932      5,934,498
   Redemptions                                         (1,703,864)    (2,293,895)
   Exchanges from Class B shares                           56,477             --
   -----------------------------------------------------------------------------
   NET INCREASE                                         4,078,545      3,640,603
   -----------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                      --------------------------
   CLASS B                                               2004           2003
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   Sales                                                3,476,531      5,157,504
   Redemptions                                         (1,219,817)      (840,432)
   Exchanges to Class A shares                            (57,280)            --
   -----------------------------------------------------------------------------
   NET INCREASE                                         2,199,434      4,317,072
   -----------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                      --------------------------
   CLASS C                                               2004           2003
   -----------------------------------------------------------------------------
   Sales                                                4,526,216      5,964,727
   Redemptions                                         (1,404,403)    (1,209,188)
   -----------------------------------------------------------------------------
   NET INCREASE                                         3,121,813      4,755,539
   -----------------------------------------------------------------------------

4  TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 0.80% (annually) of average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. The advisory fee payable by the Fund is reduced by the Fund's allocable portion of the advisory fees paid by the Portfolios in which it invests. The Fund's allocated portion of the advisory fees paid by the Portfolios totaled $2,284,660 for the year ended October 31, 2004. For the year ended October 31, 2004, the advisory fee paid directly by the Fund amounted to $303,169.

   An administrative fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $487,184.

   Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by EVM. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Fund and Portfolios are officers of the above organization.

   EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the year ended October 31, 2004, EVM earned $27,945 in sub-transfer agent fees.

   The Fund was informed that EVD, a subsidiary of EVM and the Funds principal underwriter, received $242,662 as its portion of the sales charge on sales of Class A for the year ended October 31, 2004.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A
   Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $752,117, and $829,428 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,817,000, and $4,511,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2004 amounted to $284,792, $250,706 and $276,476 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $150, $249,000 and $17,000 of CDSC paid by shareholders for Class A, Class B, and Class C shares, respectively, for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   For the year ended October 31, 2004, increases and decreases in the Fund's investment in the Portfolios were as follows:

   PORTFOLIO                                             CONTRIBUTIONS      WITHDRAWALS
   ------------------------------------------------------------------------------------
   Tax-Managed Value Portfolio                          $   23,422,030   $       18,934
   Tax-Managed Growth Portfolio                             25,336,565               --
   Tax-Managed International Equity Portfolio               17,921,142          113,538
   Tax-Managed Small-Cap Value Portfolio                     4,961,635        3,944,989
   Tax-Managed Multi-Cap Opportunity Portfolio              13,655,369               --
   Tax-Managed Mid-Cap Core Portfolio                       11,487,294               --
   Tax-Managed Small-Cap Growth Portfolio                    5,119,296        2,255,262

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND as of October 31, 2004 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period from the start of business, March 4, 2002 to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter a wholly-owned subsidiary of EVM.

                                        TERM OF                                    NUMBER OF PORTFOLIOS
                          POSITION    OFFICE AND                                      IN FUND COMPLEX
       NAME AND           WITH THE     LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN BY
    DATE OF BIRTH           TRUST       SERVICE       DURING PAST FIVE YEARS             TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes           Trustee     Since 1991   Chairman, President and Chief   192                    Director of EVC
11/9/41                                            Executive Officer of BMR,
                                                   EVC, EVM and EV; Director of
                                                   EV; Vice President and
                                                   Director of EVD. Trustee
                                                   and/or officer of 192
                                                   registered investment
                                                   companies in the Eaton Vance
                                                   Fund Complex. Mr. Hawkes is
                                                   an interested person because
                                                   of his positions with BMR,
                                                   EVM, EVC and EV, which are
                                                   affiliates of the Trust.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III      Trustee     Since 1986   Jacob H. Schiff Professor of    192                    Director of Tiffany & Co.
2/23/35                                            Investment Banking Emeritus,                           (specialty retailer) and
                                                   Harvard University Graduate                            Telect, Inc.
                                                   School of Business                                     (telecommunication
                                                   Administration.                                        services company)

William H. Park           Trustee     Since 2003   President and Chief Executive   192                    None
9/19/47                                            Officer, Prizm Capital
                                                   Management, LLC (investment
                                                   management firm) (since
                                                   2002). Executive Vice
                                                   President and Chief Financial
                                                   Officer, United Asset
                                                   Management Corporation (a
                                                   holding company owning
                                                   institutional investment
                                                   management firms)
                                                   (1982-2001).

Ronald A. Pearlman        Trustee     Since 2003   Professor of Law, Georgetown    192                    None
7/10/40                                            University Law Center (since
                                                   1999). Tax Partner Covington
                                                   & Burling, Washington, DC
                                                   (1991-2000).

Norton H. Reamer          Trustee     Since 1986   President, Chief Executive      192                    None
9/21/35                                            Officer and a Director of
                                                   Asset Management Finance
                                                   Corp. (a specialty finance
                                                   company serving the
                                                   investment management
                                                   industry) (since October
                                                   2003). President, Unicorn
                                                   Corporation (an investment
                                                   and financial advisory
                                                   services company) (since
                                                   September 2000). Formerly,
                                                   Chairman, Hellman, Jordan
                                                   Management Co., Inc. (an
                                                   investment management
                                                   company) (2000-2003).
                                                   Formerly, Advisory Director
                                                   of Berkshire Capital
                                                   Corporation (investment
                                                   banking firm) (2002-2003).
                                                   Formerly Chairman of the
                                                   Board, United Asset
                                                   Management Corporation (a
                                                   holding company owning
                                                   institutional investment
                                                   management firms) and
                                                   Chairman, President and
                                                   Director, UAM Funds (mutual
                                                   funds) (1980-2000).

Lynn A. Stout             Trustee     Since 1998   Professor of Law, University    192                    None
9/14/57                                            of California at Los Angeles
                                                   School of Law (since July
                                                   2001). Formerly, Professor of
                                                   Law, Georgetown University
                                                   Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                TERM OF
                              POSITION         OFFICE AND
       NAME AND               WITH THE          LENGTH OF               PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH            TRUST             SERVICE                 DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.           President         Since 2002    Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                                                       Investment Officer of EVM and BMR and Director of EVC.
                                                              Chief Executive Officer of Belair Capital Fund LLC,
                                                              Belcrest Capital Fund LLC, Belmar Capital Fund LLC,
                                                              Belport Capital Fund LLC and Belrose Capital Fund LLC
                                                              (private investment companies sponsored by EVM).
                                                              Officer of 55 registered investment companies managed
                                                              by EVM or BMR.

William H. Ahern, Jr.       Vice President      Since 1995    Vice President of EVM and BMR. Officer of 78 registered
7/28/59                                                       investment companies managed by EVM or BMR.

Thomas J. Fetter            Vice President      Since 1997    Vice President of EVM and BMR. Officer of 124
8/20/43                                                       registered investment companies managed by EVM or BMR.

Michael R. Mach             Vice President      Since 1999    Vice President of EVM and BMR. Previously, Managing
7/15/47                                                       Director and Senior Analyst for Robertson Stephens
                                                              (1998-1999). Officer of 28 registered investment
                                                              companies managed by EVM or BMR.

Robert B. MacIntosh         Vice President      Since 1998    Vice President of EVM and BMR. Officer of 124
1/22/57                                                       registered investment companies managed by EVM or BMR.

Duncan W. Richardson        Vice President      Since 2001    Senior Vice President and Chief Equity Investment
10/26/57                                                      Officer of EVM and BMR. Officer of 44 registered
                                                              investment companies managed by EVM or BMR.

Walter A. Row, III          Vice President      Since 2001    Director of Equity Research and a Vice President of EVM
7/20/57                                                       and BMR. Officer of 24 registered investment companies
                                                              managed by EVM or BMR.

Judith A. Saryan            Vice President      Since 2003    Vice President of EVM and BMR. Previously, Portfolio
8/21/54                                                       Manager and Equity Analyst for State Street Global
                                                              Advisers (1980-1999). Officer of 27 registered
                                                              investment companies managed by EVM or BMR.

Susan Schiff                Vice President      Since 2002    Vice President of EVM and BMR. Officer of 27 registered
3/13/61                                                       investment companies managed by EVM or BMR.

Alan R. Dynner                Secretary         Since 1997    Vice President, Secretary and Chief Legal Officer of
10/10/40                                                      BMR, EVM, EVD, EV and EVC. Officer of 192 registered
                                                              investment companies managed by EVM or BMR.

James L. O'Connor             Treasurer                       Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                        registered investment companies managed by EVM or BMR.

Paul M. O'Neil                  Chief           Since 2004    Vice President of EVM and BMR. Officer of 192
7/11/53                   Compliance Officer                  registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

   INVESTMENT ADVISER OF EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

      ADMINISTRATOR OF EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                            ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                           PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                             BOSTON, MA 02116-5022


              EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

1299-12/04                                                              TMEAASRC

[EV LOGO]

EATON VANCE EQUITY RESEARCH FUND

ANNUAL REPORT OCTOBER 31, 2004

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE EQUITY RESEARCH FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF WALTER ROW]

Walter Row
INVESTMENT TEAM LEADER

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund had a total return of 9.73%. This return was the result of an increase in net asset value (NAV) per shareto $10.81 on October 31, 2004, from $9.86 on October 31, 2003, and the reinvestment of $0.009 per share in dividend income.(1)

- For comparison, the S&P 500 Index (the "S&P 500") - a broad-based, unmanaged market index commonly used to measure overall U.S. stock market performance - returned 9.41% for the 12-month period ended October 31, 2004.(2)

MANAGEMENT DISCUSSION

- During the past 12 months, Eaton Vance Equity Research Fund posted solid returns in a market that, for much of calendar year 2004, exhibited varying degrees of uncertainty about the outlook for stocks. Most of the Fund's returns came during the final months of 2003, during which the stock market made impressive gains.

- The Fund's modest outperformance over the S&P 500 can be attributed to successful stock selection in a number of industry sectors, as well as management's approach of not investing too heavily, relative to the S&P 500, in any one sector.(2) The financial, materials, and industrial sectors were the most helpful for the Fund's relative performance, while consumer staples, energy, and health care made solid, though less spectacular contributions. For example, the absolute return for the Fund's financial stocks was nearly double that of the financial component of the S&P 500.(2) Detracting from relative performance were Fund holdings in the telecommunications and utilities sectors.

- Financial stocks have performed well over the past 12 months primarily because long-term interest rates have declined due to moderate economic growth and continued low inflation. In addition, we believe a heightened level of uncertainty has caused some equity investors to continue seeking the relatively lower volatility of high-quality bonds. As a result, the Fund's holdings of thrift and mortgage companies and commercial banks performed very well. In the materials sector, metals and mining stocks gained as global commodities prices rose, while in the industrials group, Fund holdings of aerospace, defense, and machinery stocks outperformed, in part due to an increase in demand resulting from the war in Iraq.

- Stock selection in the fast-growing wireless telecommunications sector detracted from the Fund's returns, relative to the S&P 500, as did some of the utility holdings, including some electric power companies that continued to struggle with deregulation.

- The U.S. economy has continued to show healthy growth, but risks remain, including large trade and federal budget deficits and a declining dollar, which some economists believe could lead to higher long-term interest rates. Nevertheless, we believe that our emphasis on thorough research in the stock selection process and the Fund's diversification across a wide range of sectors and holdings should be beneficial in the coming year.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE INVESTMENT TEAM LEADER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

   (1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

   (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE EQUITY RESEARCH FUND as of October 31, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the S&P 500 Index. The Fund's total returns are presented at net asset value and maximum public offering price. The table includes the total returns of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*

Average Annual Total Returns (at net asset value)
One Year                                                   9.73%
Life of Fund+                                              2.66%
SEC Average Annual Total Returns (including sales charge)
One Year                                                   3.44%
Life of Fund+                                              0.65%
+Inception Date - 11/1/01

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS REFLECT THE MAXIMUM 5.75% SALES CHARGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

COMMON STOCK INVESTMENTS BY SECTOR+

By net assets

   Financials                                20.3%

   Information Technology                    16.2%

   Health Care                               12.7%

   Consumer Discretionary                    11.6%

   Consumer Staples                          10.0%

   Industrials                                9.6%

   Energy                                     7.5%

   Telecommunication Services                 3.8%

   Utilities                                  3.4%

   Materials                                  3.0%

+   Holdings subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE EQUITY RESEARCH FUND VS. THE S&P 500 INDEX**
   November 1, 2001 - October 31, 2004

                     EATON VANCE EQUITY RESEARCH FUND- CLASS A
                               Inception: 11/1/01

                                  EATON
                                  VANCE
                                 EQUITY
               EATON            RESEARCH
               VANCE              FUND,
               EQUITY           INCLUDING         S&P
              RESEARCH            SALES           500
  DATE          FUND             CHARGE          INDEX
--------------------------------------------------------
 11/1/2001      10,000             9,425        10,000
11/30/2001      10,430             9,830        10,525
12/31/2001      10,530             9,925        10,618
 1/31/2002      10,330             9,736        10,463
 2/28/2002      10,130             9,548        10,261
 3/31/2002      10,570             9,962        10,647
 4/30/2002      10,120             9,538        10,002
 5/31/2002      10,040             9,463         9,928
 6/30/2002       9,330             8,794         9,221
 7/31/2002       8,580             8,087         8,503
 8/31/2002       8,620             8,124         8,558
 9/30/2002       7,810             7,361         7,629
10/31/2002       8,400             7,917         8,300
11/30/2002       8,800             8,294         8,788
12/31/2002       8,340             7,861         8,272
 1/31/2003       8,130             7,663         8,056
 2/28/2003       8,010             7,549         7,935
 3/31/2003       8,090             7,625         8,011
 4/30/2003       8,660             8,162         8,671
 5/31/2003       9,130             8,605         9,127
 6/30/2003       9,270             8,737         9,244
 7/31/2003       9,330             8,794         9,407
 8/31/2003       9,570             9,020         9,590
 9/30/2003       9,330             8,794         9,489
10/31/2003       9,860             9,293        10,025
11/30/2003      10,010             9,435        10,113
12/31/2003      10,399             9,801        10,643
 1/31/2004      10,549             9,943        10,839
 2/29/2004      10,779            10,160        10,989
 3/31/2004      10,709            10,094        10,823
 4/30/2004      10,459             9,858        10,654
 5/31/2004      10,619            10,009        10,800
 6/30/2004      10,779            10,160        11,010
 7/31/2004      10,399             9,801        10,645
 8/31/2004      10,429             9,829        10,688
 9/30/2004      10,669            10,056        10,804
10/31/2004      10,819            10,197        10,969

This last row is the one to use for S&P according to Walter Row. Since NAV did not change throughout the day on 11/1/01 for the fund we can quote the index rtn at the end of the day on 11/1/01 and do not need to quote 10/31/01.

* Investment operations commenced at the beginning of the day on 11/1/01. Therefore, the index is calculated from 10/31/01 to coincide with the fund's commencement.

   ** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 11/1/01. IT IS
      NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE EQUITY RESEARCH FUND as of October 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        EATON VANCE EQUITY RESEARCH FUND

                     BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                             (5/1/04)                  (10/31/04)           (5/1/04 - 10/31/04)
                     -----------------------     --------------------   ----------------------------
Actual                     $   1,000.00               $   1,034.40                 $    7.16
Hypothetical
(5% return per year        $   1,000.00               $   1,018.10                 $    7.10
 before expenses)

   * Expenses are equal to the Fund's annualized expense ratio of 1.40% multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004.

Eaton Vance Equity Research Fund as of October 31, 2004
PORTFOLIO OF INVESTMENTS

Common Stocks -- 98.1%

Security                                              Shares           Value
----------------------------------------------------------------------------

Aerospace and Defense -- 2.9%
----------------------------------------------------------------------------
General Dynamics Corp.                                   152      $   15,522
Lockheed Martin Corp.                                    205          11,293
Northrop Grumman Corp.                                   201          10,402
----------------------------------------------------------------------------
                                                                  $   37,217

----------------------------------------------------------------------------

Auto Components -- 1.0%
----------------------------------------------------------------------------
Borg-Warner, Inc.                                        287      $   13,311
----------------------------------------------------------------------------

Banks -- 5.7%
----------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC                               275      $    5,218
Bank of America Corp.                                    402          18,005
Bank of the Ozarks, Inc.                                 120           3,874
Kensington Group  PLC                                    430           3,043
North Fork Bancorp.                                      135           5,954
Popular, Inc.                                            232           5,967
Royal Bank of Scotland Group PLC                         175           5,151
TCF Financial Corp.                                      211           6,651
Wachovia Corp.                                           180           8,858
Wells Fargo & Co.                                        176          10,511
----------------------------------------------------------------------------
                                                                  $   73,232

----------------------------------------------------------------------------

Beverages -- 2.3%
----------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                192      $    9,590
Coca Cola Co. (The)                                      146           5,936
PepsiCo, Inc.                                            290          14,378
----------------------------------------------------------------------------
                                                                  $   29,904

----------------------------------------------------------------------------

Biotechnology -- 2.6%
----------------------------------------------------------------------------
Abgenix, Inc.(1)                                         234      $    2,132
Amgen, Inc.(1)                                           271          15,393
CV Therapeutics, Inc.(1)                                 234           3,915
Genzyme Corp.(1)                                         152           7,975
MedImmune Inc.(1)                                        129           3,666
----------------------------------------------------------------------------
                                                                  $   33,081

----------------------------------------------------------------------------

Chemicals -- 0.5%
----------------------------------------------------------------------------
Ecolab, Inc.                                             199      $    6,736
----------------------------------------------------------------------------

Communications Equipment -- 2.4%
----------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                   487      $    9,355
Corning, Inc.(1)                                       1,172          13,419
Research in Motion Ltd.(1)                               100           8,820
----------------------------------------------------------------------------
                                                                  $   31,594

----------------------------------------------------------------------------

Computers and Business Equipment -- 1.8%
----------------------------------------------------------------------------
Dell, Inc.(1)                                            159      $    5,574
International Business Machines Corp.                    119          10,680
Lexmark International, Inc.(1)                            89           7,397
----------------------------------------------------------------------------
                                                                  $   23,651

----------------------------------------------------------------------------

Consumer Finance -- 0.6%
----------------------------------------------------------------------------
Student Loan Corp.                                        55      $    8,058
----------------------------------------------------------------------------

Containers & Packaging -- 0.4%
----------------------------------------------------------------------------
Smurfit-Stone Container Corp.(1)                         310      $    5,382
----------------------------------------------------------------------------

Electrical Equipment -- 0.5%
----------------------------------------------------------------------------
Emerson Electric Co.                                     105      $    6,725
----------------------------------------------------------------------------

Electronics - Semiconductors -- 6.2%
----------------------------------------------------------------------------
Altera Corp.(1)                                          260      $    5,910
Analog Devices, Inc.                                     318          12,803
Applied Materials, Inc.(1)                               222           3,574
Broadcom Corp., Class A(1)                                74           2,002
Cymer, Inc.(1)                                           156           4,449
Intel Corp.                                              310           6,901
KLA-Tencor Corp.(1)                                       62           2,823
Linear Technology Corp.                                  246           9,318
Marvell Technology Group, Ltd.                           140           4,000
Maxim Integrated Products, Inc.                          292          12,845
Microchip Technology, Inc.                               256           7,744
Silicon Laboratories, Inc.(1)                            140           4,196
Xilinx, Inc.                                             121           3,703
----------------------------------------------------------------------------
                                                                  $   80,268

----------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
PORTFOLIO OF INVESTMENTS Cont'd

Security                                              Shares           Value
----------------------------------------------------------------------------

Energy Equipment & Services -- 2.6%
----------------------------------------------------------------------------
Halliburton Co.                                          660      $   24,446
Transocean Inc.(1)                                       250           8,813
----------------------------------------------------------------------------
                                                                  $   33,259

----------------------------------------------------------------------------

Financial Services - Diversified -- 3.1%
----------------------------------------------------------------------------
Citigroup, Inc.                                          761      $   33,765
Moody's Corp.                                             90           7,003
----------------------------------------------------------------------------
                                                                  $   40,768

----------------------------------------------------------------------------

Foods -- 1.2%
----------------------------------------------------------------------------
Nestle SA, ADR                                           252      $   14,853
----------------------------------------------------------------------------

Health Care Equipment & Supplies -- 2.0%
----------------------------------------------------------------------------
Baxter International, Inc.                               193      $    5,937
Boston Scientific Corp.(1)                               185           6,530
Medtronic, Inc.                                          122           6,235
Thoratec Corp.(1)                                        199           1,747
Zimmer Holdings, Inc.(1)                                  77           5,974
----------------------------------------------------------------------------
                                                                  $   26,423

----------------------------------------------------------------------------

Health Care Services -- 3.0%
----------------------------------------------------------------------------
Aetna, Inc.                                               69      $    6,555
AmerisourceBergen Corp.                                  100           5,504
Anthem, Inc.(1)                                           64           5,146
Caremark Rx, Inc.(1)                                     449          13,456
HCA Inc.                                                 160           5,877
WebMD Corp.(1)                                           316           2,389
----------------------------------------------------------------------------
                                                                  $   38,927

----------------------------------------------------------------------------

Hotels, Restaurants & Leisure -- 1.1%
----------------------------------------------------------------------------
Carnival Corp.                                           125      $    6,320
McDonald's Corp.                                         250           7,288
----------------------------------------------------------------------------
                                                                  $   13,608

----------------------------------------------------------------------------

Household Durables -- 0.3%
----------------------------------------------------------------------------
Lennar Corp., Class A                                     90      $    4,048
Lennar Corp., Class B                                      8             330
----------------------------------------------------------------------------
                                                                  $    4,378

----------------------------------------------------------------------------

Household Products -- 1.1%
----------------------------------------------------------------------------
Procter & Gamble Co.                                     279      $   14,279
----------------------------------------------------------------------------

Industrial Conglomerates -- 2.9%
----------------------------------------------------------------------------
Allete, Inc.                                               1      $       34
General Electric Co.                                     532          18,152
Tyco International Ltd.                                  613          19,095
----------------------------------------------------------------------------
                                                                  $   37,281

----------------------------------------------------------------------------

Insurance -- 4.3%
----------------------------------------------------------------------------
AFLAC Inc.                                               174      $    6,243
Allstate Corp.(The)                                      111           5,338
American International Group, Inc.                       242          14,692
Berkshire Hathaway, Inc., Class B(1)                       5          14,020
MetLife, Inc.                                            156           5,983
Progressive Corp.                                         75           7,016
XL Capital Ltd., Class A                                  35           2,538
----------------------------------------------------------------------------
                                                                  $   55,830

----------------------------------------------------------------------------

Investment Services -- 3.2%
----------------------------------------------------------------------------
Affiliated Managers Group, Inc.(1)                       109      $    6,087
Goldman Sachs Group, Inc.                                 63           6,198
J.P. Morgan Chase & Co.                                  165           6,369
Legg Mason, Inc.                                          94           5,989
Lehman Brothers Holdings Inc.                            125          10,269
Merrill Lynch & Co., Inc.                                123           6,635
----------------------------------------------------------------------------
                                                                  $   41,547

----------------------------------------------------------------------------

IT Consulting & Services -- 1.2%
----------------------------------------------------------------------------
Accenture Ltd., Class A(1)                               471      $   11,403
First Data Corp.                                         105           4,334
----------------------------------------------------------------------------
                                                                  $   15,737

----------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
PORTFOLIO OF INVESTMENTS Cont'd

Security                                              Shares           Value
----------------------------------------------------------------------------

Machinery -- 2.8%
----------------------------------------------------------------------------
Caterpillar Inc.                                          95      $    7,651
Danaher Corp.                                            267          14,720
Deere & Co.                                              235          14,048
----------------------------------------------------------------------------
                                                                  $   36,419

----------------------------------------------------------------------------

Media -- 3.2%
----------------------------------------------------------------------------
Getty Images, Inc.(1)                                    177      $   10,466
Lamar Advertising Co.(1)                                 163           6,751
McGraw-Hill Companies, Inc., (The)                       140          12,075
Omnicom Group, Inc.                                       27           2,130
Univision Communications, Inc., Class A(1)                94           2,910
Viacom, Inc., Class B                                    191           6,970
----------------------------------------------------------------------------
                                                                  $   41,302

----------------------------------------------------------------------------

Metals & Mining -- 1.8%
----------------------------------------------------------------------------
Alcan Inc.                                                93      $    4,308
Companhia Vale do Rio Doce, ADR                          205           4,338
GrafTech International, Ltd.(1)                          250           2,315
Inco Ltd.(1)                                             100           3,540
Meridian Gold Inc.(1)                                    230           3,887
Teck Cominco Ltd., Class B                               181           4,324
----------------------------------------------------------------------------
                                                                  $   22,712

----------------------------------------------------------------------------

Oil and Gas -- 5.0%
----------------------------------------------------------------------------
BP PLC                                                   139      $    8,097
ChevronTexaco Corp.                                      130           6,898
ConocoPhillips                                           127          10,707
Exxon Mobil Corp.                                        391          19,245
Statoil ASA, ADR                                         421           6,138
Total SA, ADR                                            127          13,244
----------------------------------------------------------------------------
                                                                  $   64,329

----------------------------------------------------------------------------

Paper and Forest Products -- 0.3%
----------------------------------------------------------------------------
Weyerhaeuser Co.                                          60      $    3,758
----------------------------------------------------------------------------

Personal Products -- 2.1%
----------------------------------------------------------------------------
Estee Lauder Cos., Class A                               269      $   11,554
Gillette Co.                                             384          15,928
----------------------------------------------------------------------------
                                                                  $   27,482

----------------------------------------------------------------------------

Pharmaceuticals -- 5.1%
----------------------------------------------------------------------------
Johnson & Johnson Co.                                    100      $    5,838
King Pharmaceuticals, Inc.(1)                            228           2,487
Lilly (Eli) & Co.                                         81           4,448
Pfizer, Inc.                                           1,047          30,311
Sepracor, Inc.(1)                                        123           5,649
Valeant Pharmaceuticals International                    170           4,080
Wyeth                                                    323          12,807
----------------------------------------------------------------------------
                                                                  $   65,620

----------------------------------------------------------------------------

Retail - Food and Staples -- 2.1%
----------------------------------------------------------------------------
Walgreen Co.                                             354      $   12,705
Wal-Mart Stores, Inc.                                    274          14,774
----------------------------------------------------------------------------
                                                                  $   27,479

----------------------------------------------------------------------------

Retail - Multiline -- 1.3%
----------------------------------------------------------------------------
Target Corp.                                             325      $   16,257
----------------------------------------------------------------------------

Retail - Specialty -- 3.9%
----------------------------------------------------------------------------
Abercrombie & Fitch Co., Class A                         406      $   15,907
Home Depot, Inc.                                         595          24,443
Linens 'N Things, Inc.(1)                                404           9,728
----------------------------------------------------------------------------
                                                                  $   50,078

----------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004 PORTFOLIO OF INVESTMENTS Cont'd

Security                                              Shares           Value
----------------------------------------------------------------------------

Road & Rail -- 0.5%
----------------------------------------------------------------------------
Swift Transportation Co., Inc.(1)                        357      $    6,747
----------------------------------------------------------------------------

Software Services -- 4.5%
----------------------------------------------------------------------------
Activision, Inc.(1)                                      222      $    3,215
Magma Design Automation, Inc.(1)                         315           4,086
Microsoft Corp.                                          921          25,779
Oracle Corp.(1)                                          621           7,862
SAP AG ADR                                               158           6,739
Symantec Corp.(1)                                        192          10,932
----------------------------------------------------------------------------
                                                                  $   58,613

----------------------------------------------------------------------------

Telecommunication Services - Diversified -- 2.2%
----------------------------------------------------------------------------
Sprint FON Group                                         962      $   20,154
Verizon Communications, Inc.                             221           8,641
----------------------------------------------------------------------------
                                                                  $   28,795

----------------------------------------------------------------------------

Telecommunication Services - Wireless -- 1.6%
----------------------------------------------------------------------------
SpectraSite, Inc.(1)                                     405      $   20,777
----------------------------------------------------------------------------

Textiles, Apparel & Luxury Goods -- 0.8%
----------------------------------------------------------------------------
Nike Inc., Class B                                        93      $    7,562
Polo Ralph Lauren Corp., Class A                          93           3,434
----------------------------------------------------------------------------
                                                                  $   10,996

----------------------------------------------------------------------------

Thrifts & Mortgage Finance -- 3.3%
----------------------------------------------------------------------------
Countrywide Financial Corp.                              659      $   21,042
Freddie Mac                                               95           6,327
IndyMac Bancorp, Inc.                                    259           8,355
PFF Bancorp, Inc.                                         68           2,683
W Holding Co., Inc.                                      238           4,758
----------------------------------------------------------------------------
                                                                  $   43,165

----------------------------------------------------------------------------

Tobacco -- 1.2%
----------------------------------------------------------------------------
Altria Group, Inc.                                       324      $   15,701
----------------------------------------------------------------------------

Utilities - Electric-- 3.5%
----------------------------------------------------------------------------
Entergy Corp.                                            107      $    6,993
Exelon Corp.                                             584          23,138
NRG Energy, Inc.(1)                                      235           6,519
TXU Corp.                                                136           8,326
----------------------------------------------------------------------------
                                                                  $   44,976

----------------------------------------------------------------------------
Total Common Stocks

  (identified cost $1,144,716)                                    $1,271,255
----------------------------------------------------------------------------
Total Investments -- 98.1%
  (identified cost $1,144,716)                                    $1,271,255
----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.9%                                24,523
----------------------------------------------------------------------------
Net Assets -- 100.0%                                              $1,295,778
----------------------------------------------------------------------------
(1) Non-income producing security.

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2004

Assets

-----------------------------------------------------------------------------
Investments, at value

(identified cost, $1,144,716)                                      $1,271,255
Cash                                                                   29,593
Receivable for investments sold                                         1,079
Dividends receivable                                                    1,089
Tax reclaim receivable                                                     36
Receivable from the Adviser                                            31,736
-----------------------------------------------------------------------------
Total assets                                                       $1,334,788
-----------------------------------------------------------------------------

Liabilities

-----------------------------------------------------------------------------
Payable to affiliate for service fees                              $      269
Payable for investments purchased                                      12,179
Accrued expenses                                                       26,562
-----------------------------------------------------------------------------
Total liabilities                                                  $   39,010
-----------------------------------------------------------------------------
Net Assets for 119,850 shares

of beneficial interest outstanding                                 $1,295,778
-----------------------------------------------------------------------------

Sources of Net Assets

-----------------------------------------------------------------------------
Paid-in capital                                                    $1,191,172
Accumulated net realized loss
(computed on the basis of identified cost)                            (22,470)
Accumulated undistributed net investment income                           537
Net unrealized appreciation
(computed on the basis of identified cost)                            126,539
-----------------------------------------------------------------------------
Total                                                              $1,295,778
-----------------------------------------------------------------------------

Net Asset Value and
Redemption Price Per Share

-----------------------------------------------------------------------------
($1,295,778 [DIV] 119,850 shares
of beneficial interest outstanding)                                $    10.81
-----------------------------------------------------------------------------

Maximum Offering Price Per Share

----------------------------------------------------------------------------
(100 [DIV] 94.25 of $10.81)                                        $    11.47
-----------------------------------------------------------------------------


Statement of Operations

For the Year Ended
October 31, 2004

Investment Income

-----------------------------------------------------------------------------
Dividends (net of foreign taxes, $105)                                $15,674
Interest                                                                   64
-----------------------------------------------------------------------------
Total investment income                                               $15,738
-----------------------------------------------------------------------------

Expenses --
  Investment adviser fee                                                6,949
  Administration fee                                                    1,609
  Service fees                                                          2,681
  Custodian fee                                                        12,329
  Legal and accounting services                                        30,489
  Printing and postage                                                  4,519
  Registration fees                                                     1,272
  Transfer and dividend disbursing agent fees                             579
  Miscellaneous                                                           440
-----------------------------------------------------------------------------
Total expenses                                                        $60,867
-----------------------------------------------------------------------------

Deduct --
Waiver and reimbursement of expenses by the Adviser
  and/or Administrator                                                 45,853
-----------------------------------------------------------------------------
Total expense reductions                                              $45,853
-----------------------------------------------------------------------------
Net expenses                                                          $15,014
-----------------------------------------------------------------------------
Net investment income                                                 $   724
-----------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                      48,772
-----------------------------------------------------------------------------
Net realized gain                                                     $48,772
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
Investments (identified cost basis)                                    43,797
-----------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                  $43,797
-----------------------------------------------------------------------------
Net realized and unrealized gain                                      $92,569
-----------------------------------------------------------------------------
Net increase in net assets from operations                            $93,293
-----------------------------------------------------------------------------

See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
FINANCIAL STATEMENTS Cont'd

Statements of Changes in Net Assets

Increase (Decrease)                                                                  Year Ended         Year Ended
in Net Assets                                                                  October 31, 2004   October 31, 2003
------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                                            $      724            $     641
  Net realized gain (loss)                                                             48,772              (10,504)
  Net change in unrealized appreciation (depreciation)                                 43,797              149,518
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         $   93,293            $ 139,655
------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
  From net investment income                                                       $     (811)           $      --
------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                $     (811)           $      --
------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                                                     $  410,096            $ 189,379
  Net asset value of shares issued to shareholders
    in payment of distributions declared                                                  811                   --
  Cost of shares redeemed                                                            (156,590)             (66,202)
  Net increase in net assets from Fund share transactions                          $  254,317            $ 123,177
  Net increase in net assets                                                       $  346,799            $ 262,832
------------------------------------------------------------------------------------------------------------------

Net Assets

------------------------------------------------------------------------------------------------------------------
At beginning of year                                                               $  948,979            $ 686,147
------------------------------------------------------------------------------------------------------------------
At end of year                                                                     $1,295,778            $ 948,979
------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income included in net assets
------------------------------------------------------------------------------------------------------------------
At end of year                                                                     $      537            $     641
------------------------------------------------------------------------------------------------------------------


See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
FINANCIAL STATEMENTS Cont'd

Financial Highlights

                                                                            Year Ended October 31,
                                                           -------------------------------------------------------
                                                                 2004(1)           2003(1)           2002(1)
------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $ 9.860           $ 8.400           $10.000
------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  $ 0.007           $ 0.007           $(0.001)
Net realized and unrealized gain (loss)                         0.952             1.453            (1.599)
------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $ 0.959           $ 1.460           $(1.600)
------------------------------------------------------------------------------------------------------------------

Less distributions

------------------------------------------------------------------------------------------------------------------
From net investment income                                    $(0.009)          $    --           $    --
------------------------------------------------------------------------------------------------------------------
Total distributions                                           $(0.009)          $    --           $    --
------------------------------------------------------------------------------------------------------------------
Net asset value -- End of year                                $10.810           $ 9.860           $ 8.400
------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                  9.73%            17.38%           (16.00)%
------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                     $ 1,296           $   949           $   686
Ratios (As a percentage of average daily net assets):
  Net expenses                                                   1.40%             1.40%             1.45%
  Net expenses after custodian fee reduction                     1.40%             1.40%             1.40%
  Net investment income (loss)                                   0.07%             0.08%            (0.01)%

Portfolio Turnover                                                 70%               64%               90%
------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect a waiver of the investment adviser fee, a waiver of the administration fee, and an allocation of expenses to the
  Adviser. Had such actions not been taken, the ratios and the net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):

  Expenses                                                       5.67%             6.67%`            7.22%
  Expenses after custodian fee reduction                         5.67%             6.67%             7.17%
  Net investment loss                                           (4.20)%           (5.19)%           (5.78)%
Net investment loss per share                                 $(0.441)          $(0.461)          $(0.552)
------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.


See notes to financial statements

Eaton Vance Equity Research Fund as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

--------------------------------------------------------------------------
Eaton Vance Equity Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust) and commenced operations on November 1, 2001. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuations-- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for Federal income tax purposes, had a capital loss carryover of $21,262, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($11,320) and October 31, 2011 ($9,942). During the year ended October 31, 2004, capital loss carryovers of $46,412 were utilized to offset realized gains.

D Expenses -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fee for the year ended October 31, 2004.

Eaton Vance Equity Research Fund as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS Cont'd

F Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

2  Distributions to Shareholders

--------------------------------------------------------------------------
It is the present policy of the Fund to distribute annually substantially all of the net investment income of the Fund and to distribute, at least annually, substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 was as follows:

                                             Year Ended         Year Ended
                                       October 31, 2004   October 31, 2003
--------------------------------------------------------------------------
Distributions declared from:

  Ordinary income                                  $811                 --

During the year ended October 31, 2004, accumulated undistributed net investment income was decreased by $17 and accumulated net realized loss was decreased by $17 primarily due to differences between book and tax accounting for currency losses. These changes had no effect on the net assets or the net asset value per share.

As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

  Undistributed ordinary income                $    537

  Capital loss carryforward                    $(21,262)

  Unrealized appreciation                      $125,331

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3  Shares of Beneficial Interest

--------------------------------------------------------------------------
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                             Year Ended         Year Ended
                                       October 31, 2004   October 31, 2003
--------------------------------------------------------------------------

Sales                                            38,762             21,741

Issued to shareholders electing
to receive  payments of distributions
in Fund shares                                       79                 --

Redemptions                                     (15,238)            (7,169)
--------------------------------------------------------------------------

Net increase                                     23,603             14,572
--------------------------------------------------------------------------

At October 31, 2004, Eaton Vance Management (EVM) and an EVM retirement plan owned 35% and 48%, respectively, of the outstanding shares of the Fund.

4  Investment Adviser Fee and
   Other Transactions with Affiliates

--------------------------------------------------------------------------
The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee equal to 0.65% (annually) of the average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the fee amounted to $6,949 all of which was voluntarily waived. An administrative fee is earned by EVM as compensation for administering certain business affairs of the Fund. The fee is equal to 0.15% (annually) of the average daily net assets of the Fund. For the year ended October 31, 2004, the fee amounted to $1,609, all of which was voluntarily waived. Pursuant to a voluntary expense reimbursement, EVM was allocated $37,295 of the Fund's operating expenses. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based on the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $66 in sub-transfer agent fees from the Fund.

Eaton Vance Equity Research Fund as of October 31, 2004 NOTES TO FINANCIAL STATEMENTS Cont'd

Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organization.

5  Service Plan

--------------------------------------------------------------------------
The Trust has in effect a Service Plan (the Plan) for the Fund. The Plan authorizes the Fund to make payments of service fees to Eaton Vance Distributors, Inc., investment dealers and other persons in amounts equal to 0.25% (annually) of the Fund's average daily net assets. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fee payments for the year ended October 31, 2004 amounted to $2,681.

6  Investment Transactions

--------------------------------------------------------------------------
Purchases and sales of investments, other than short-term obligations, aggregated $963,746 and $745,568, respectively, for the year ended October 31, 2004.

7  Federal Income Tax Basis of Unrealized
   Appreciation (Depreciation)
--------------------------------------------------------------------------
The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

  Aggregate cost                             $1,145,924
--------------------------------------------------------------------------

  Gross unrealized appreciation              $  157,242

  Gross unrealized depreciation                 (31,911)
--------------------------------------------------------------------------

  Net unrealized appreciation                $  125,331
--------------------------------------------------------------------------

Eaton Vance Equity Research Fund as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Equity Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Equity Research Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund"), at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

December 23, 2004

Eaton Vance Equity Research Fund as of October 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $15,667, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal year 2004 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance Equity Research Fund

MANAGEMENT AND ORGANIZATION


Fund Management

The Trustees of Eaton Vance Mutual Funds Trust (the Trust), are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                                                                                   Number of
                                                  Term of                                          Portfolios in
                                Position(s)       Office and                                       Fund Complex    Other
Name and                        with the          Length of    Principal Occupation(s)             Overseen        Directorships
Date of Birth                   Trust             Service      During Past Five Years              By Trustee(1)   Held
----------------------------------------------------------------------------------------------------------------------------------
Interested Trustee(s)
----------------------------------------------------------------------------------------------------------------------------------
James B. Hawkes                 Trustee           Since 1991   Chairman, President and Chief       192             Director of EVC
11/9/41                                                        Executive Officer of BMR, EVC,
                                                               EVM and EV; Director of EV;
                                                               Vice President and Director of
                                                               EVD. Trustee and/or officer of
                                                               192 registered investment
                                                               companies in the Eaton Vance
                                                               Fund Complex. Mr. Hawkes is
                                                               an interested person because of
                                                               his positions with BMR, EVM,
                                                               EVC and EV, which are affiliates
                                                               of the Trust.


Eaton Vance Equity Research Fund
MANAGEMENT AND ORGANIZATION Cont'd

                                                                                                   Number of
                                                  Term of                                          Portfolios in
                                Position(s)       Office and                                       Fund Complex    Other
Name and                        with the          Length of    Principal Occupation(s)             Overseen        Directorships
Date of Birth                   Trust             Service      During Past Five Years              By Trustee(1)   Held
----------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees

----------------------------------------------------------------------------------------------------------------------------------
Samuel L. Hayes, III            Trustee           Since 1986   Jacob H. Schiff Professor of        192             Director of
2/23/35                                                        Investment Banking Emeritus,                        Tiffany & Co.
                                                               Harvard University Graduate                         (specialty
                                                               School of Business Administration.                  retailer) and
                                                                                                                   and Director of
                                                                                                                   Telect, Inc.
                                                                                                                   (telecommunica-
                                                                                                                   tion services
                                                                                                                   company)

William H. Park                 Trustee           Since 2003   President and Chief Executive       192             None
9/19/47                                                        Officer, Prizm Capital Management,
                                                               LLC (investment management
                                                               firm) (since 2002). Executive Vice
                                                               President and Chief Financial
                                                               Officer, United Asset Management
                                                               Corporation (a holding company
                                                               owning institutional investment
                                                               management firms) (1982-2001).

Ronald A. Pearlman              Trustee           Since 2003   Professor of Law, Georgetown        192             None
7/10/40                                                        University Law Center (since
                                                               1999). Tax Partner, Covington &
                                                               Burling, Washington, DC
                                                               (1991-2000).



Eaton Vance Equity Research Fund
MANAGEMENT AND ORGANIZATION Cont'd

                                                                                                   Number of
                                                  Term of                                          Portfolios in
                                Position(s)       Office and                                       Fund Complex    Other
Name and                        with the          Length of    Principal Occupation(s)             Overseen        Directorships
Date of Birth                   Trust             Service      During Past Five Years              By Trustee(1)   Held
----------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees (continued)
----------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer                Trustee           Since 1986   President, Chief Executive          192             None
9/21/35                                                        Officer and a Director of Asset
                                                               Management Finance Corp.,
                                                               (a specialty finance company
                                                               serving the investment
                                                               management industry) (since
                                                               October 2003). President,
                                                               Unicorn Corporation (an
                                                               investment and financial
                                                               advisory services company)
                                                               (since September 2000).
                                                               Formerly, Chairman, Hellman,
                                                               Jordan Management Co., Inc.
                                                               (an investment management
                                                               company) (2000-2003).
                                                               Formerly, Advisory Director,
                                                               Berkshire Capital Corporation
                                                               (investment banking firm)
                                                               (2002-2003). Formerly,
                                                               Chairman of the Board,
                                                               United Asset Management
                                                               Corporation (a holding company
                                                               owning institutional investment
                                                               management firms) and Chairman,
                                                               President and Director, UAM Funds
                                                               (mutual funds).

Lynn A. Stout                   Trustee           Since 1998   Professor of Law, University of     192             None
9/14/57                                                        California at Los Angeles School
                                                               of Law (since July 2001).
                                                               Formerly, Professor of Law,
                                                               Georgetown University Law
                                                               Center.



Fund Management
MANAGEMENT AND ORGANIZATION Cont'd

                                                  Term of
                                Position(s)       Office and
Name and                        with the          Length of    Principal Occupation(s)
Date of Birth                   Trust             Service      During Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
Principal Officers Who Are Not Trustees

----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.             President         Since 2002   Executive Vice President of BMR,
5/31/58                                                        EVM, EVC and EV; Chief Investment
                                                               Officer of EVM and BMR and
                                                               Director of EVC. Chief Executive
                                                               Officer of Belair Capital Fund LLC,
                                                               Belcrest Capital Fund LLC, Belmar
                                                               Capital Fund LLC, Belport Capital
                                                               Fund LLC and Belrose Capital Fund
                                                               LLC (private investment companies
                                                               sponsored by EVM). Officer of 55
                                                               registered investment companies
                                                               managed by EVM or BMR.

William H. Ahern, Jr.           Vice President    Since 1995   Vice President of EVM and BMR.
7/28/59                                                        Officer of 78 registered investment
                                                               companies managed by EVM or BMR.

Thomas J. Fetter                Vice President    Since 1997   Vice President of EVM and BMR.
8/20/43                                                        Officer of 124 registered investment

Michael R. Mach                 Vice President    Since 1999   Vice President of EVM and BMR
7/15/47                                                        since December 15, 1999. Previously,
                                                               Managing Director and Senior Analyst
                                                               for Robertson Stephens (1998-1999).
                                                               Officer of 28 investment companies
                                                               managed by EVM or BMR.

Robert B. MacIntosh             Vice President    Since 1998   Vice President of EVM and BMR.
1/22/57                                                        Officer of 124 registered investment
                                                               companies managed by EVM or BMR.

Duncan W. Richardson            Vice President    Since 2001   Senior Vice President and Chief
10/26/57                                                       Equity Investment Officer of EVM
                                                               and BMR. Officer of 44 registered
                                                               investment companies managed
                                                               by EVM or BMR.



Eaton Vance Equity Research Fund
MANAGEMENT AND ORGANIZATION Cont'd

                                                  Term of
                                Position(s)       Office and
Name and                        with the          Length of    Principal Occupation(s)
Date of Birth                   Trust             Service      During Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
Principal Officers Who Are Not Trustees (continued)
----------------------------------------------------------------------------------------------------------------------------------
Walter A. Row, III              Vice President    Since 2001   Director of Equity Research and a
7/20/57                                                        Vice President of EVM and BMR.
                                                               Officer of 24 registered investment
                                                               companies managed by EVM or BMR.

Judith A. Saryan                Vice President    Since 2003   Vice President of EVM and BMR.
8/21/54                                                        Previously, Portfolio Manager and
                                                               Equity Analyst for State Street Global
                                                               Advisors (1980-1999). Officer of 27
                                                               investment companies managed by
                                                               EVM or BMR.

Susan Schiff                    Vice President    Since 2003   Vice President of EVM and BMR.
3/31/61                                                        Officer of 27 registered investment
                                                               companies managed by EVM or BMR.

Alan R. Dynner                  Secretary         Since 1997   Vice President, Secretary and Chief
10/10/40                                                       Legal Officer of BMR, EVM, EVD, EV
                                                               and EVC. Officer of 192 registered
                                                               investment companies managed by
                                                               EVM or BMR.

James L. O'Connor               Treasurer         Since 1989   Vice President of BMR, EVM and EVD.
4/1/45                                                         Officer of 114 registered investment
                                                               companies managed by EVM or BMR.

Paul M. O'Neil                  Chief             Since 2004   Vice President of EVM and BMR.
7/11/53                         Compliance                     Officer of 192 registered investment
                                Officer                        companies managed by EVM or BMR.


(1) Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

THIS PAGE INTENTIONALLY LEFT BLANK.

    INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE EQUITY RESEARCH FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                        EATON VANCE EQUITY RESEARCH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

1325-12/04                                                                 ERSRC
       [logo]
    EATON VANCE
-------------------
Managed Investments

                                                               [graphic omitted]

Annual Report October 31, 2004

[graphic omitted]

                                  EATON VANCE
                                 FLOATING-RATE
                                      FUND

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

o We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

            For more information about Eaton Vance's Privacy Policy,
                          please call 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

                                   ----------

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

                                   ----------

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund
--------------------------------------------------------------------------------
     PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2004

o The Fund's Class A shares distributed $0.282 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $10.21 net asset value on October 31, 2004, the Fund had a distribution rate of 3.21%.(1) The Class A SEC 30-day yield at October 31 was 3.20%.(2)

o The Fund's Class B shares distributed $0.198 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $9.87 net asset value on October 31, 2004, the Fund had a distribution rate of 2.47%.(1) The Class B SEC 30-day yield at October 31 was 2.45%.(2)

o The Fund's Class C shares distributed $0.198 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $9.87 net asset value on October 31, 2004, the Fund had a distribution rate of 2.47%.(1) The Class C SEC 30-day yield at October 31 was 2.45%.(2)

o The Fund's Institutional Class shares distributed $0.297 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $9.88 net asset value on October 31, 2004, the Fund had a distribution rate of 3.47%.(1) The Institutional Class SEC 30-day yield at October 31 was 3.44%.(2)

o The Fund's Advisers Class shares distributed $0.272 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $9.88 net asset value on October 31, 2004, the Fund had a distribution rate of 3.21%.(1) The Advisers Class SEC 30-day yield at October 31 was 3.19%.(2)

     THE PORTFOLIO'S INVESTMENTS

o The Portfolio's investments included 412 borrowers at October 31, 2004, a significant increase during the year and part of an effort to diversify further. The Portfolio's average loan size was just 0.20% of net assets, and no industry constituted more than 7.0% of the Portfolio. Health care, publishing, telecommunications, leisure, and containers & glass products were the Portfolio's largest sector weightings.

o Due to improving fundamentals and strong technical factors in the loan market, loan credit spreads for new issues narrowed and prices averaged above-par in the secondary market. These trends have increased the importance of diligent credit risk-management.

o In economically sensitive areas, the Portfolio included the publishing and printing sector, such as newspapers with relatively stable, locally-based advertising revenues. Examples of other cyclical investments were chemical companies and container and glass producers, which should benefit from increased demand.

o While no specific sectors significantly underperformed, performance nonetheless slightly lagged that of the Fund's benchmark, the S&P/Loan Syndications and Trading Association (LSTA) Index (see next page for additional information about the Fund's new benchmark), which had a return of 5.54% for the year ended October 31, 2004.(3) This underperformance was the result of the Portfolio's relative underweighting of higher-yielding, lower quality loans compared to the Index.

--------------------------------------------------------------------------------
The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(3) It is not possible to invest directly in an Index. The Index's total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

     ---------------------------------------------------------------------------
     Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.
     ---------------------------------------------------------------------------

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the S&P/Loan Syndications Trading and Association (LSTA) Index, an unmanaged loan market index. With this report, we are establishing the S&P/LSTA Index as the Fund's primary benchmark in the belief that it more accurately reflects the Portfolio's investment universe than does the Fund's previous benchmark, the CSFB Leveraged Loan Index. In accordance with Securities and Exchange Commission regulations, we are including both Indexes for this report only. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the S&P/Loan Syndications and Trading Association (LSTA) Index and the CSFB Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE(1)                                            Institution   Advisers
                          Class A    Class B    Class C      Class        Class
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                    3.40%      2.65%      2.65%       3.69%       3.43%
Life of Fund+               4.38       3.00       3.01        4.07        3.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One year                    1.11%     -2.35%      1.65%       3.69%       3.43%
Life of Fund+               2.80       2.26       3.01        4.07        3.78

+ Inception Dates - Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; 1/30/01; Advisers Class: Institutional Class: 2/7/01

(1) Average annual total returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If the sales chare was deducted, the performance would be reduced. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
     4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect 1% CDSC. Class A shares redeemed or exchanged within three months of settlement of purchase are subject to a 1% redemption fee. Institutional Class and Advisers Class shares do not have a sales charge.

PORTFOLIO ALLOCATIONS(2)
--------------------------------------------------------------------------------

                 Commercial Paper                          9.7%
                 Short-Term Instruments                    3.5%
                 Corporate Bonds/Notes                     0.8%
                 Common Stocks                             0.1%
                 Other                                     1.3%
                 Senior Floating Rate Interests           84.6%

(2) As of October 31, 2004. Holdings subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate Fund Class B vs. the S&P/Loan Syndications and Trading Association
(LSTA) Index and the CSFB Leveraged Loan Index*

February 28, 2001 - October 31, 2004

                    Eaton Vance Floating-Rate Fund - Class B
                                Inception: 2/5/01

                  Fund           Fund             CSFB              SP-LSTA
                Value at      Value With     Leveraged Loan     Leveraged Loan
   Date            NAV       Sales Charge        Index               Index
--------------------------------------------------------------------------------
 2/28/2001       10,000         10,000           10,000              10,000
 3/31/2001       10,060         10,060           10,011               9,994
 4/30/2001       10,095         10,095            9,969               9,973
 5/31/2001       10,154         10,154           10,089              10,101
 6/30/2001       10,185         10,185           10,101              10,103
 7/31/2001       10,225         10,225           10,127              10,189
 8/31/2001       10,256         10,256           10,208              10,258
 9/30/2001       10,191         10,191           10,013              10,102
10/31/2001       10,164         10,164            9,856               9,989
11/30/2001       10,226         10,226           10,011              10,111
12/31/2001       10,290         10,290           10,115              10,194
 1/31/2002       10,318         10,318           10,171              10,246
 2/28/2002       10,323         10,323           10,132              10,222
 3/31/2002       10,362         10,362           10,249              10,340
 4/30/2002       10,401         10,401           10,359              10,468
 5/31/2002       10,419         10,419           10,352              10,470
 6/30/2002       10,384         10,384           10,197              10,368
 7/31/2002       10,342         10,342           10,042              10,270
 8/31/2002       10,312         10,312           10,012              10,239
 9/30/2002       10,321         10,321           10,034              10,249
10/31/2002       10,256         10,256            9,899              10,122
11/30/2002       10,307         10,307           10,070              10,268
12/31/2002       10,367         10,367           10,228              10,414
 1/31/2003       10,417         10,417           10,366              10,519
 2/28/2003       10,440         10,440           10,420              10,565
 3/31/2003       10,457         10,457           10,454              10,597
 4/30/2003       10,530         10,530           10,601              10,747
 5/31/2003       10,590         10,590           10,744              10,846
 6/30/2003       10,693         10,693           10,896              10,973
 7/31/2003       10,741         10,741           10,970              11,054
 8/31/2003       10,750         10,750           10,994              11,073
 9/30/2003       10,791         10,791           11,104              11,200
10/31/2003       10,834         10,834           11,203              11,284
11/30/2003       10,864         10,864           11,285              11,353
12/31/2003       10,893         10,893           11,355              11,432
 1/31/2004       10,943         10,943           11,473              11,525
 2/29/2004       10,959         10,959           11,508              11,559
 3/31/2004       10,976         10,976           11,556              11,608
 4/30/2004       10,993         10,993           11,609              11,661
 5/31/2004       10,999         10,999           11,635              11,669
 6/30/2004       11,038         11,038           11,710              11,752
 7/31/2004       11,058         11,058           11,750              11,783
 8/31/2004       11,066         11,066           11,769              11,808
 9/30/2004       11,087         11,087           11,813              11,857
10/31/2004       11,121         11,121           11,872              11,910
    Less 3%                        296
10/31/2003                      10,825+

+ This figure reflects the Fund's maximum applicable contingent deferred sales charge deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

** Sources: Thomson Financial; Bloomberg, L.P.; Credit Suisse First Boston Investment operations commenced 2/5/01. A $10,000 hypothetical investment in the Fund's Class A shares on 5/5/03 at net asset value would have been worth $10,660 on October 31, 2004; $10,420, including sales charge. An investment in the Fund's Class C shares at net asset value on 2/1/01 would have been worth $11,121 on October 31, 2004. An investment in the Fund's Institutional Class shares on 1/30/01 at net asset value would have been worth $11,615 on October 31, 2004. An investment in the Fund's Advisers Class shares on 2/7/01 at net asset value would have been worth $11,484 on October 31, 2004. It is not possible to invest directly in an Index. The Index's total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.
--------------------------------------------------------------------------------

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------
                                       EATON VANCE FLOATING-RATE FUND

                              Beginning Account Value   Ending Account Value   Expenses Paid During Period*
                                      (5/1/04)               (10/31/04)              (5/1/04-10/31/04)
-----------------------------------------------------------------------------------------------------------
Actual
Class A                              $1,000.00               $1,014.40                     $5.27
Class B                              $1,000.00               $1,011.60                     $9.00
Class C                              $1,000.00               $1,010.60                     $9.00
Institutional Class                  $1,000.00               $1,016.70                     $4.00
Advisers Class                       $1,000.00               $1,015.40                     $5.22
-----------------------------------------------------------------------------------------------------------

Hypothetical
(5% return before expenses)
Class A                              $1,000.00               $1,019.90                     $5.28
Class B                              $1,000.00               $1,016.20                     $9.02
Class C                              $1,000.00               $1,016.20                     $9.02
Institutional Class                  $1,000.00               $1,021.20                     $4.01
Advisers Class                       $1,000.00               $1,020.00                     $5.23

*    Expenses are equal to the Fund's annualized expense ratio of 1.04% for Class A shares, 1.78% for Class
     B shares, 1.78% for Class C shares, 0.79% for Institutional Class shares and 1.03% for Advisers Class shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.
-----------------------------------------------------------------------------------------------------------

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of October 31, 2004

Assets
--------------------------------------------------------------------------------
Investment in Floating-Rate Portfolio, at value
  (identified cost, $3,711,723,223)                              $3,732,160,363
Receivable for Fund shares sold                                      21,036,539
--------------------------------------------------------------------------------
Total assets                                                     $3,753,196,902
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                 $   14,866,300
Dividends payable                                                     3,162,485
Payable to affiliate for distribution and service fees                  633,498
Payable to affiliate for Trustees' fees                                     220
Accrued expenses                                                        519,215
--------------------------------------------------------------------------------
Total liabilities                                                $   19,181,718
--------------------------------------------------------------------------------
Net Assets                                                       $3,734,015,184
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                  $3,734,108,055
Accumulated net realized loss from Portfolio (computed on the
  basis of identified cost)                                         (20,447,829)
Accumulated distributions in excess of net investment income            (82,182)
Net unrealized appreciation from Portfolio (computed on the
  basis of identified cost)                                          20,437,140
--------------------------------------------------------------------------------
Total                                                            $3,734,015,184
--------------------------------------------------------------------------------

Advisers Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  782,259,468
Shares Outstanding                                                   79,188,574
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $         9.88
--------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                       $1,155,057,565
Shares Outstanding                                                  113,078,560
Net Asset Value and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $        10.21
Maximum Offering Price Per Share (100 3 97.75 of $10.21)         $        10.45
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  298,186,939
Shares Outstanding                                                   30,206,146
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $         9.87
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                       $1,227,737,016
Shares Outstanding                                                  124,361,167
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $         9.87
--------------------------------------------------------------------------------

Institutional Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  270,774,196
Shares Outstanding                                                   27,410,536
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $         9.88
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended October 31, 2004

Investment Income
--------------------------------------------------------------------------------
Interest allocated from Portfolio                                $  102,517,287
Expenses allocated from Portfolio                                   (15,016,530)
--------------------------------------------------------------------------------
Net investment income from Portfolio                             $   87,500,757
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Administration fee                                               $    4,019,046
Trustees' fees amd expenses                                               2,865
Distribution and service fees
Advisers                                                              1,290,723
  Class A                                                             1,803,347
  Class B                                                             2,771,929
  Class C                                                             9,862,167
Transfer and dividend disbursing agent fees                           1,490,135
Registration fees                                                       665,865
Printing and postage                                                    179,434
Custodian fee                                                            65,826
Legal and accounting                                                     38,805
services
Miscellaneous                                                            50,946
--------------------------------------------------------------------------------
Total expenses                                                   $   22,241,088
--------------------------------------------------------------------------------

Net investment income                                            $   65,259,669
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                $   (3,867,447)
  Swap contracts                                                        189,998
--------------------------------------------------------------------------------
Net realized loss                                                $   (3,677,449)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                            $   17,237,784
  Swap contracts                                                        (27,004)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $   17,210,780
--------------------------------------------------------------------------------

Net realized and unrealized gain                                 $   13,533,331
--------------------------------------------------------------------------------

Net increase in net assets from operations                       $   78,793,000
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                         Year Ended          Year Ended
in Net Assets                               October 31, 2004    October 31, 2003
--------------------------------------------------------------------------------
From operations --
  Net investment income                      $   65,259,669      $   28,793,774
  Net realized loss from investment
    transactions and swaps contracts             (3,677,449)         (8,360,477)
  Net change in unrealized appreciation
    (depreciation) from investments and
    swaps contracts                              17,210,780          33,208,107
--------------------------------------------------------------------------------
Net increase in net assets from operations   $   78,793,000      $   53,641,404
--------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income
    Advisers                                 $  (14,467,538)     $   (3,965,693)
    Class A                                     (20,072,809)         (1,427.528)
    Class B                                      (5,593,222)         (6,099,680)
    Class C                                     (19,941,893)        (15,507,401)
    Institutional                                (5,449,485)         (1,885,810)
--------------------------------------------------------------------------------
Total distributions to shareholders          $  (65,524,947)     $  (28,886,112)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest --
  Proceeds from sale of shares
    Advisers                                 $  753,074,132      $  261,978,940
    Class A                                   1,131,262,241         285,141,765
    Class B                                     111,294,564          97,430,413
    Class C                                     741,095,811         378,837,509
    Institutional                               208,953,399          74,163,719
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared
    Advisers                                      9,932,496           2,910,655
    Class A                                      11,853,279             597,338
    Class B                                       3,418,305           3,537,819
    Class C                                      12,288,099           9,456,540
    Institutional                                 4,334,209           1,299,877
  Cost of shares redeemed
    Advisers                                   (255,026,292)        (66,752,972)
    Class A                                    (267,561,815)        (13,327,229)
    Class B                                     (62,757,558)        (62,693,790)
    Class C                                    (255,430,226)       (199,186,862)
    Institutional                               (41,913,653)         (9,849,539)
  Net asset value of shares exchanged
    Class A                                       2,903,385                  --
    Class B                                      (2,903,385)                 --
  Redemption Fees                                   280,993                  --
--------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                    $2,105,097,984      $  763,544,183
--------------------------------------------------------------------------------
Net increase in net assets                   $2,118,366,037      $  788,299,475
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $1,615,649,147      $  827,349,672
--------------------------------------------------------------------------------
At end of year                               $3,734,015,184      $1,615,649,147
--------------------------------------------------------------------------------

Accumulated distributions in excess of net
investment income included in net assets
--------------------------------------------------------------------------------
At end of year                               $      (82,182)     $       (6,902)
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                       Class A
                                                         -----------------------------------
                                                               Year Ended October 31,
                                                         -----------------------------------
                                                            2004(1)           2003(1)(2)
--------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $     10.150       $     10.000
--------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------
Net investment income                                    $      0.282       $      0.138
Net realized and unrealized gain                                0.060              0.169
--------------------------------------------------------------------------------------------
Total income from operations                             $      0.342       $      0.307
--------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------
From net investment income                               $     (0.282)      $     (0.157)
--------------------------------------------------------------------------------------------
Total distributions                                      $     (0.282)      $     (0.157)
--------------------------------------------------------------------------------------------
Redemption fees                                          $      0.000(6)    $         --
--------------------------------------------------------------------------------------------
Net asset value -- End of period                         $     10.210       $     10.150
--------------------------------------------------------------------------------------------
Total Return(3)                                                  3.40%              3.09%
--------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                  $  1,155,058       $    273,365
Ratios (As a percentage of average daily net assets):
       Expenses(4)                                               1.05%              1.09%(5)
       Expenses after custodian fee reduction(4)                 1.05%              1.09%(5)
       Net investment income                                     2.76%              2.81%(5)
Portfolio turnover of the Portfolio                                67%                64%
--------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  For the period from the start of business, May 5, 2003, to October 31, 2003.
(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6)  Amounts represent less than $0.0005 per share.

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                   Advisers
                                                        ----------------------------------------------------------------
                                                                            Year Ended October 31,
                                                        ----------------------------------------------------------------
                                                          2004(1)           2003(1)         2002(1)         2001(2)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.820        $    9.560      $    9.820      $   10.000
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $    0.274        $    0.331      $    0.413      $    0.441
Net realized and unrealized gain (loss)                      0.058             0.283          (0.256)         (0.181)
------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $    0.332        $    0.614      $    0.157      $    0.260
------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------
From net investment income                              $   (0.272)       $   (0.354)     $   (0.415)     $   (0.440)
From net realized gain                                          --                --          (0.002)             --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $   (0.272)       $   (0.354)     $   (0.417)     $   (0.440)
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                         $    0.000(6)     $       --      $       --      $       --
------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $    9.880        $    9.820      $    9.560      $    9.820
------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                               3.43%             6.54%           1.56%           2.62%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $  782,259        $  271,723      $   70,694      $   54,425

Ratios (As a percentage of average daily net assets):
       Net expenses(4)                                        1.05%             1.09%           1.13%           1.14%(5)
       Net expenses after custodian fee reduction(4)          1.05%             1.09%           1.13%           1.14%(5)
       Net investment income                                  2.78%             3.40%           4.22%           5.37%(5)
Portfolio Turnover of the Portfolio                             67%               64%             76%             52%
------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, a reduction in the distribution and service fees, and an allocation of expenses to the
     Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
       Expenses(4)                                                                                              1.23%(5)
       Expenses after custodian fee reduction(4)                                                                1.23%(5)
       Net investment income                                                                                    5.28%(5)
Net investment income per share                                                                           $    0.434
--------------------------------------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  For the period from the start of business, February 7, 2001, to October 31, 2001.
(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6)  Amounts represent less than $0.0005 per share.

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                     Class B
                                                        ----------------------------------------------------------------
                                                                             Year Ended October 31,
                                                        ----------------------------------------------------------------
                                                          2004(1)           2003(1)         2002(1)         2001(2)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.810        $    9.560      $    9.810      $   10.000
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $    0.198        $    0.278      $    0.339      $    0.398
Net realized and unrealized gain (loss)                      0.060             0.253          (0.246)         (0.191)
------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $    0.258        $    0.531      $    0.093      $    0.207
------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------
From net investment income                              $   (0.198)       $   (0.281)     $   (0.341)     $   (0.397)
From net realized gain                                          --                --          (0.002)             --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $   (0.198)       $   (0.281)     $   (0.343)     $   (0.397)
------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $    9.870        $    9.810      $    9.560      $    9.810
------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                               2.65%             5.63%           0.91%           2.08%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $  298,187        $  247,494      $  203,683      $  196,237

Ratios (As a percentage of average daily net assets):
       Net expenses(4)                                        1.80%             1.84%           1.89%           1.84%(5)
       Net expenses after custodian fee reduction(4)          1.80%             1.84%           1.89%           1.84%(5)
       Net investment income                                  2.01%             2.87%           3.47%           4.86%(5)
Portfolio Turnover of the Portfolio                             67%               64%             76%             52%
------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, a reduction in the distribution and service fees, and an allocation of expenses to the
     Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
       Expenses(4)                                                                                              1.97%(5)
       Expenses after custodian fee reduction(4)                                                                1.97%(5)
       Net investment income                                                                                    4.73%(5)
Net investment income per share                                                                           $    0.387
------------------------------------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  For the period from the start of business, February 5, 2001, to October 31, 2001.
(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                     Class C
                                                        ----------------------------------------------------------------
                                                                             Year Ended October 31,
                                                        ----------------------------------------------------------------
                                                          2004(1)           2003(1)         2002(1)         2001(2)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.810        $    9.560      $    9.820      $   10.000
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $    0.198        $    0.275      $    0.339      $    0.405
Net realized and unrealized gain (loss)                      0.060             0.256          (0.256)         (0.181)
------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $    0.258        $    0.531      $    0.083      $    0.224
------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------
From net investment income                              $   (0.198)       $   (0.281)     $   (0.341)     $   (0.404)
From net realized gain                                          --                --          (0.002)             --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $   (0.198)       $   (0.281)     $   (0.343)     $   (0.404)
------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $    9.870        $    9.810      $    9.560      $    9.820
------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                               2.65%             5.63%           0.80%           2.25%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $1,227,737        $  724,521      $  521,312      $  526,520

Ratios (As a percentage of average daily net assets):
       Net expenses(4)                                        1.80%             1.84%           1.89%           1.87%(5)
       Net expenses after custodian fee reduction(4)          1.80%             1.84%           1.89%           1.87%(5)
       Net investment income                                  2.01%             2.84%           3.46%           4.77%(5)
Portfolio Turnover of the Portfolio                             67%               64%             76%             52%
------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, a reduction in the distribution and service fees, and an allocation of expenses to the
     Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
       Expenses(4)                                                                                              1.97%(5)
       Expenses after custodian fee reduction(4)                                                                1.97%(5)
       Net investment income                                                                                    4.67%(5)
Net investment income per share                                                                           $    0.397
------------------------------------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  For the period from the start of business, February 1, 2001, to October 31, 2001.
(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                  Institutional
                                                        ----------------------------------------------------------------
                                                                             Year Ended October 31,
                                                        ----------------------------------------------------------------
                                                          2004(1)           2003(1)         2002(1)         2001(2)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.820        $    9.560      $    9.820      $   10.000
------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $    0.299        $    0.359      $    0.437      $    0.480
Net realized and unrealized gain (loss)                      0.058             0.279          (0.255)         (0.181)
------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $    0.357        $    0.638      $    0.182      $    0.299
------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------
From net investment income                              $   (0.297)       $   (0.378)     $   (0.440)     $   (0.479)
From net realized gain                                          --                --          (0.002)             --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $   (0.297)       $   (0.378)     $   (0.442)     $   (0.479)
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                         $    0.000(6)     $       --      $       --      $       --
------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $    9.880        $    9.820      $    9.560      $    9.820
------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                               3.69%             6.79%           1.82%           3.02%
------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $  270,774        $   98,545      $   31,661      $   20,833

Ratios (As a percentage of average daily net assets):
       Net expenses(4)                                        0.80%             0.84%           0.89%           0.87%(5)
       Net expenses after custodian fee reduction(4)          0.80%             0.84%           0.89%           0.87%(5)
       Net investment income                                  3.03%             3.69%           4.46%           5.98%(5)
Portfolio Turnover of the Portfolio                             67%               64%             76%             52%
------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, a reduction in the distribution and service fees, and an allocation of expenses to the
     Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
       Expenses(4)                                                                                              0.96%(5)
       Expenses after custodian fee reduction(4)                                                                0.96%(5)
       Net investment income                                                                                    5.89%(5)
Net investment income per share                                                                           $    0.473
------------------------------------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  For the period from the start of business, January 30, 2001, to October 31, 2001.
(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6)  Amounts represents less than $0.0005 per share.
------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class A shares are generally sold subject to a sales charge imposed at time of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York trust having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 69.2% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $20,838,784, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($8,217,006), October 31, 2011 ($8,406,344) and October 31, 2012 ($4,215,434).

  D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  E Expenses -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

  F Indemnifications -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of Allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are classified to paid-in capital.

  The tax character of distributions paid for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                                    Year Ended October 31,
                                              ----------------------------------
                                                  2004                 2003
  ------------------------------------------------------------------------------
  Distributions declared from:

  Ordinary income                             $ 65,524,947         $ 28,886,112

  During the year ended October 31, 2004, accumulated distributions in excess of net investment income was decreased by $189,998, accumulated net realized loss was increased by $196,393 and paid-in capital was increased by $6,395 primarily due to differences between book and tax accounting. This change had no effect on the net assets or the net asset value per share.

  As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Undistributed income                                           $  3,080,303
    Capital loss carryforwards                                     $(20,838,784)
    Unrealized gain                                                $ 20,828,095
    Other temporary differences                                    $ (3,162,485)

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    Year Ended October 31,
                                              ----------------------------------
  Advisers                                         2004                 2003
  ------------------------------------------------------------------------------
  Sales                                         76,360,423           26,852,173
  Issued to shareholders electing to receive
    payments of distributions in Fund shares     1,006,599              299,477
  Redemptions                                  (25,856,362)          (6,868,326)
  ------------------------------------------------------------------------------
  Net increase                                  51,510,660           20,283,324
  ------------------------------------------------------------------------------

                                                    Year Ended October 31,
                                              ----------------------------------
  Class A                                          2004                2003(1)
  ------------------------------------------------------------------------------
  Sales                                        110,925,334           28,186,193
  Issued to shareholders electing to receive
    payments of distributions in Fund shares     1,161,805               58,941
  Redemptions                                  (26,222,434)          (1,316,004)
  Exchange from Class B shares                     284,724                   --
  ------------------------------------------------------------------------------
  Net increase                                  86,149,429           26,929,130
  ------------------------------------------------------------------------------

                                                    Year Ended October 31,
                                              ----------------------------------
  Class B                                          2004                 2003
  ------------------------------------------------------------------------------
  Sales                                         11,296,429           10,018,221
  Issued to shareholders electing to receive
    payments of distributions in Fund shares       346,805              365,118
  Redemptions                                   (6,368,539)          (6,473,058)
  Exchange to Class A shares                      (294,443)                  --
  ------------------------------------------------------------------------------
  Net increase                                   4,980,252            3,910,281
  ------------------------------------------------------------------------------

                                                    Year Ended October 31,
                                              ----------------------------------
  Class C                                          2004                 2003
  ------------------------------------------------------------------------------
  Sales                                         75,185,623           38,896,840
  Issued to shareholders electing to receive
    payments of distributions in Fund shares     1,246,323              975,759
  Redemptions                                  (25,909,861)         (20,582,366)
  ------------------------------------------------------------------------------
  Net increase                                  50,522,085           19,290,233
  ------------------------------------------------------------------------------

                                                    Year Ended October 31,
                                              ----------------------------------
  Institutional                                    2004                 2003
  ------------------------------------------------------------------------------
  Sales                                         21,185,133            7,603,658
  Issued to shareholders electing to receive
    payments of distributions in Fund shares       439,198              133,535
  Redemptions                                   (4,248,955)          (1,012,620)
  ------------------------------------------------------------------------------
  Net increase                                  17,375,376            6,724,573
  ------------------------------------------------------------------------------
  (1) For the period from the commencement of offering of Class A shares, May 5, 2003, to October 31, 2003.

  Redemptions or exchanges of Advisers Class, Class A or Institutional Class shares made within three months of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2004 the fund received $132,308, $123,622 and $25,063 in redemption fees on Advisers Class, Class A and Institutional Class shares, respectively which were less than $0.001 per share.

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  The fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% (annually) of the Fund's average daily net assets. For the year ended October 31, 2004, the fee amounted to $4,019,046. The Portfolio has engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2004, EVM earned $125,961 in sub-transfer agent fees. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. The Fund was informed that Eaton Vance Distributors, Inc.
  (EVD), a principal underwriter, received $203,466 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

5 Distribution and Service Plans
--------------------------------------------------------------------------------
  The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) and Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
  (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. For the year ended October 31, 2004, the Fund paid or accrued $2,078,947 and $7,396,625, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $14,083,000 and $89,689,000 for Class B and Class C shares, respectively.

  The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% (annualized) of the Fund's average daily net assets attributable to the Advisers Class, Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $1,290,723, $1,803,347, $692,982, and $2,465,542 for Advisers
  Class, Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $971,000 and $487,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2004.

7 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2004, aggregated $2,943,877,738 and $915,281,344, respectively.

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Eaton Vance Floating-Rate Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the Fund) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from the start of business, January 30, 2001, to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund at October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund.

Floating Rate Portfolio as of October 31, 2004

PORTFOLIO OF INVESTMENTS

Senior Floating Rate Interests -- 84.6%(1)

Principal
Amount           Borrower/Tranche Description                         Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.6%
--------------------------------------------------------------------------------
                 Alliant Techsystems, Inc.
$19,096,194      Term Loan, 5.67%, Maturing March 31, 2011       $   19,358,767
                 ARINC, Inc.
  2,982,506      Term Loan, 4.12%, Maturing March 10, 2010            3,019,788
                 Caci International, Inc.
  8,382,875      Term Loan, 3.95%, Maturing May 3, 2011               8,466,704
                 Ceradyne, Inc.
  6,735,000      Term Loan, 3.91%, Maturing August 18, 2011           6,823,397
                 DRS Technologies, Inc.
 10,447,093      Term Loan, 3.73%, Maturing November 4, 2010         10,545,035
                 Standard Aero Holdings, Inc.
  7,328,723      Term Loan, 4.51%, Maturing August 24, 2012           7,434,073
                 Transdigm, Inc.
 16,801,073      Term Loan, 5.44%, Maturing July 22, 2010            17,037,346
                 United Defense Industries, Inc.
  6,768,315      Term Loan, 3.97%, Maturing August 31, 2009           6,835,152
                 Vought Aircraft Industries, Inc.
  5,088,675      Term Loan, 4.25%, Maturing December 31, 2006         5,133,201
    131,205      Term Loan, 4.25%, Maturing July 24, 2007               132,763
    216,665      Term Loan, 4.25%, Maturing July 24, 2008               219,238
--------------------------------------------------------------------------------
                                                                 $   85,005,464
--------------------------------------------------------------------------------
Air Transport -- 0.3%
--------------------------------------------------------------------------------
                 United Airlines, Inc.
$14,000,000      DIP Loan, 8.00%, Maturing June 30, 2005         $   14,157,500
--------------------------------------------------------------------------------
                                                                 $   14,157,500
--------------------------------------------------------------------------------
Automotive -- 4.2%
--------------------------------------------------------------------------------
                 Accuride Corp.
$ 4,290,997      Term Loan, 4.73%, Maturing January 21, 2007     $    4,400,953
  8,457,500      Term Loan, 6.69%, Maturing June 13, 2007             8,684,795
                 Citation Corp.
     55,556      Revolving Loan, 6.75%, Maturing March 31, 2005          55,278
                 Collins & Aikman Products, Co.
 12,539,820      Revolving Loan, 5.81%, Maturing August 31,          12,524,145
                 2009
                 Dayco Products, LLC
 12,745,016      Term Loan, 3.98%, Maturing June 23, 2011            12,952,122
                 Dura Operating Corp.
  5,125,321      Term Loan, 4.46%, Maturing December 31, 2007         5,165,899
                 Exide Technologies
  4,737,500      Term Loan, 5.25%, Maturing May 5, 2010               4,749,344
  4,737,500      Term Loan, 5.25%, Maturing May 5, 2010               4,749,344
                 Federal-Mogul Corp.
  4,754,768      Revolving Loan, 4.94%, Maturing December 31,
                 2004                                                 4,399,649
  2,398,851      Term Loan, 5.71%, Maturing February 6, 2005          2,425,838
 11,843,734      Revolving Loan, 4.94%, Maturing February 24,
                 2005                                                11,902,953
  4,108,827      Term Loan, 4.94%, Maturing February 24, 2005         3,823,778
  6,000,000      Term Loan, 5.71%, Maturing February 24, 2005         5,600,628
  5,137,364      Term Loan, 5.71%, Maturing February 24, 2005         5,175,894
                 HLI Operating Co., Inc.
  8,114,246      Term Loan, 4.25%, Maturing June 3, 2009              8,224,551
                 Key Automotive Group
  5,600,295      Term Loan, 4.87%, Maturing June 29, 2010             5,668,552
                 Keystone Automotive Operations
  9,289,140      Term Loan, 4.87%, Maturing October 30, 2009          9,409,611
                 Meridian Automotive Systems
    995,000      Term Loan, 4.44%, Maturing April 27, 2010              927,837
                 Metaldyne Corp.
  9,406,803      Term Loan, 4.48%, Maturing December 31, 2009         9,385,243
                 Plastech Engineered Products
  6,855,172      Term Loan, 5.09%, Maturing March 31, 2010            6,970,854
                 Tenneco Automotive, Inc.
 10,995,475      Term Loan, 4.88%, Maturing December 12, 2009        11,201,640
  5,174,079      Term Loan, 4.88%, Maturing December 12, 2010         5,273,251
                 The Goodyear Tire & Rubber Co.
  7,550,000      Term Loan, 5.16%, Maturing March 31, 2006            7,660,894
 16,093,357      Term Loan, 6.43%, Maturing March 31, 2006           16,405,165
  4,000,000      Term Loan, 5.16%, Maturing September 30,             4,046,252
                 2007
                 TI Automotive Limited
  7,565,000      Term Loan, 5.23%, Maturing June 30, 2011             7,517,719
                 Trimas Corp.
  8,532,771      Term Loan, 5.62%, Maturing December 31, 2009         8,618,099
                 TRW Automotive, Inc.
 12,861,776      Term Loan, 4.13%, Maturing February 27, 2009        13,032,195
 20,597,798      Term Loan, 4.13%, Maturing February 28, 2011        20,943,244
                 United Components, Inc.
  5,140,000      Term Loan, 6.09%, Maturing June 30, 2010             5,213,887
--------------------------------------------------------------------------------
                                                                 $  227,109,614
--------------------------------------------------------------------------------
Beverage and Tobacco -- 0.9%
--------------------------------------------------------------------------------
                 Constellation Brands, Inc.
$13,268,671      Term Loan, 3.50%, Maturing November 30, 2008    $   13,348,045
                 Culligan International Co.
  5,150,000      Term Loan, 4.34%, Maturing September 30,             5,229,439
                 2011
                 DS Waters, L.P.
  5,060,892      Term Loan, 4.83%, Maturing November 7, 2009          4,929,309
                 Southern Wine & Spirits of America
21,507,573       Term Loan, 4.32%, Maturing July 2, 2008             21,793,215
                 Sunny Delight Beverages Co.
  3,000,000      Term Loan, 5.98%, Maturing August 20, 2010           3,022,500
--------------------------------------------------------------------------------
                                                                 $   48,322,508
--------------------------------------------------------------------------------
Building and Development -- 3.9%
--------------------------------------------------------------------------------
                 Agbri Octagon
$   906,717      Term Loan, 4.09%, Maturing May 31, 2005         $      899,916
                 AIMCO Properties, L.P.
  2,080,899      Revolving Loan, 4.09%, Maturing February 28,
                 2005                                                 2,071,795
                 AP-Knight, L.P.
  2,421,772      Term Loan, 4.36%, Maturing December 11, 2004         2,418,745
                 BRE/Homestead, LLC
 12,500,000      Term Loan, 5.87%, Maturing January 11, 2006         12,476,562
                 Concordia Properties, LLC
  3,000,000      Term Loan, 5.83%, Maturing January 31, 2006          3,001,875
                 Crescent Real Estate
  3,709,091      Term Loan, 4.27%, Maturing May 11, 2005              3,709,091
                 DMB/CHII, LLC
  3,677,687      Term Loan, 4.38%, Maturing March 3, 2007             3,686,881
                 Formica Corp.
    577,554      Term Loan, 6.96%, Maturing June 10, 2010               580,442
  1,411,685      Term Loan, 6.96%, Maturing June 10, 2010             1,418,744
    721,943      Term Loan, 6.96%, Maturing June 10, 2010               725,552
  2,090,546      Term Loan, 6.96%, Maturing June 10, 2010             2,100,999
                 GGP, L.P.
 17,841,819      Term Loan, 3.19%, Maturing April 30, 2008           17,953,330
                 Landsource Communities, LLC
 16,500,000      Term Loan, 4.50%, Maturing March 31, 2010           16,778,438
                 Maax Corp.
  5,286,750      Term Loan, 4.61%, Maturing June 4, 2011              5,349,530
                 Macerich Partnership, L.P.
  6,016,800      Revolving Loan, 3.29%, Maturing July 30, 2007        6,016,800
                 Mueller Group, Inc.
 14,292,432      Term Loan, 4.71%, Maturing April 23, 2011           14,408,558
                 NCI Building Systems, Inc.
  8,570,000      Term Loan, 3.82%, Maturing June 18, 2010             8,679,807
                 Newkirk Master, L.P.
 12,231,402      Term Loan, 3.62%, Maturing November 24, 2006        12,414,873
                 Newkirk Tender Holdings, LLC
  5,401,619      Term Loan, 7.89%, Maturing May 25, 2006              5,455,635
  4,333,333      Term Loan, 7.89%, Maturing May 25, 2006              4,376,667
                 Nortek, Inc.
 14,400,000      Term Loan, 4.74%, Maturing August 27, 2011          14,627,995
                 Panolam Industries, Inc.
    500,000      Term Loan, 9.94%, Maturing November 24, 2007           505,000
                 Ply Gem Industries, Inc.
  3,350,000      Term Loan, 4.59%, Maturing February 12, 2011         3,382,455
  8,973,407      Term Loan, 4.59%, Maturing February 12, 2011         9,060,342
  1,583,542      Term Loan, 4.59%, Maturing February 12, 2011         1,598,884
                 St. Marys Cement, Inc.
 16,053,294      Term Loan, 3.98%, Maturing December 4, 2010         16,218,852
                 Sugarloaf Mills, LLC
  5,825,000      Term Loan, 4.84%, Maturing April 7, 2008             5,810,438
                 The Woodlands Commercial Properties Co., L.P.
  3,441,667      Term Loan, 4.23%, Maturing November 28, 2005         3,463,177
                 Tower Financing, LLC
  7,000,000      Term Loan, 5.44%, Maturing July 9, 2008              7,008,750
                 W9, Gpt Real Estate, L.P.
  4,500,000      Term Loan, 4.09%, Maturing March 27, 2006            4,500,000
                 Whitehall Street Real Estate L.P.
 14,969,573      Term Loan, 4.21%, Maturing September 11,            15,148,160
                 2006(2)
                 Wilmorite Holdings, L.P.
  4,324,000      Term Loan, 4.68%, Maturing March 27, 2006            4,345,620
--------------------------------------------------------------------------------
                                                                 $  210,193,913
--------------------------------------------------------------------------------
Business Equipment and Services -- 1.8%
--------------------------------------------------------------------------------
                 Allied Security Holdings, LLC
$ 8,500,000      Term Loan, 6.23%, Maturing June 30, 2010        $    8,606,250
                 Baker & Taylor, Inc.
  7,717,500      Revolving Loan, 4.00%, Maturing May 6, 2011          7,640,325
  4,650,000      Term Loan, 9.00%, Maturing May 6, 2011               4,650,000
                 Buhrmann US, Inc.
 12,001,441      Term Loan, 4.32%, Maturing December 23, 2010        12,166,461
                 Global Imaging Systems, Inc.
  3,192,754      Term Loan, 3.74%, Maturing May 10, 2010              3,232,664
                 Infousa, Inc.
  2,658,333      Term Loan, 4.63%, Maturing March 25, 2009            2,691,562
  3,092,250      Term Loan, 4.63%, Maturing June 4, 2010              3,130,903
                 Iron Mountain, Inc.
 17,126,884      Term Loan, 3.56%, Maturing April 2, 2011            17,251,054
                 Language Line, Inc.
 12,631,579      Term Loan, 4.50%, Maturing June 11, 2011            12,773,684
                 Mitchell International, Inc.
  6,217,950      Term Loan, 4.98%, Maturing August 13, 2011           6,297,621
                 Quintiles Transnational Corp.
  8,423,719      Term Loan, 6.23%, Maturing September 25, 2009        8,534,280
                 Williams Scotsman, Inc.
  5,683,887      Term Loan, 5.01%, Maturing December 31, 2006         5,762,041
                 Worldspan, L.P.
  2,112,771      Term Loan, 6.07%, Maturing June 30, 2007             2,123,996
--------------------------------------------------------------------------------
                                                                 $   94,860,841
--------------------------------------------------------------------------------
Cable and Satellite Television -- 3.7%
--------------------------------------------------------------------------------
                 Adelphia Communications Corp.
$ 6,753,048      DIP Loan, 4.25%, Maturing March 31, 2005        $    6,785,409
                 Atlantic Broadband Finance, LLC
  9,948,328      Term Loan, 5.23%, Maturing February 10, 2011        10,109,988
                 Bragg Communication, Inc.
  6,020,000      Term Loan, 3.81%, Maturing August 31, 2011           6,076,438
                 Bresnan Communications, LLC
    895,550      Term Loan, 5.86%, Maturing September 30, 2009          906,744
  3,000,000      Term Loan, 5.86%, Maturing September 30, 2010        3,042,189
                 Canadien Cable Acquisition
  6,525,000      Term Loan, 4.98%, Maturing July 30, 2011             6,594,328
                 Cebridge Connections, Inc.
  5,273,500      Term Loan, 5.17%, Maturing February 23, 2009         5,294,926
                 Charter Communications Operating, LLC
  2,000,000      Term Loan, 5.61%, Maturing April 27, 2010            1,965,104
 52,867,500      Term Loan, 5.61%, Maturing April 27, 2011           52,524,390
                 DirecTV Holdings, LLC
 27,840,944      Term Loan, 4.01%, Maturing March 6, 2010            28,255,078
                 Insight Midwest Holdings, LLC
 13,661,837      Term Loan, 3.37%, Maturing December 31, 2009        13,879,102
  9,925,000      Term Loan, 4.75%, Maturing December 31, 2009        10,080,078
                 MCC Iowa, LLC
  2,623,500      Term Loan, 4.71%, Maturing March 31, 2010            2,612,843
                 Mediacom Broadband
  9,972,500      Term Loan, 5.06%, Maturing September 30, 2010       10,078,458
                 Mediacom Illinois, LLC
 14,700,000      Term Loan, 5.06%, Maturing March 31, 2013           14,818,129
                 NTL, Inc.
 11,300,000      Term Loan, 5.20%, Maturing April 13, 2012           11,420,063
                 UGS Corp.
 13,236,825      Term Loan, 4.21%, Maturing May 27, 2011             13,451,923
--------------------------------------------------------------------------------
                                                                 $  197,895,190
--------------------------------------------------------------------------------
Chemicals and Plastics -- 4.3%
-------------------------------------------------------------------------------
                 Brenntag AG
$14,190,000      Term Loan, 4.73%, Maturing December 9, 2011     $   14,438,325
                 GEO Specialty Chemicals
  2,275,000      Term Loan, 4.54%, Maturing December 31, 2007         2,201,062
                 Georgia Gulf Corp.
  2,975,507      Term Loan, 4.88%, Maturing December 2, 2010          3,020,758
                 Hercules, Inc.
  4,670,477      Term Loan, 3.95%, Maturing October 8, 2010           4,711,343
                 Huntsman International, LLC
 19,903,965      Term Loan, 5.19%, Maturing December 31, 2010        20,257,260
                 Huntsman, LLC
 11,000,000      Term Loan, 5.44%, Maturing March 31, 2010           11,170,731
                 Innophos, Inc.
  4,636,091      Term Loan, 3.37%, Maturing August 13, 2010           4,717,223
                 Invista B.V.
 15,270,588      Term Loan, 4.75%, Maturing April 29, 2011           15,566,456
  6,729,413      Term Loan, 4.75%, Maturing April 29, 2011            6,842,972
                 ISP Chemco, Inc.
 12,462,375      Term Loan, 4.12%, Maturing March 27, 2011           12,602,577
                 Kraton Polymer
 11,982,753      Term Loan, 4.73%, Maturing December 5, 2008         12,092,599
                 Nalco Co.
  3,647,971      Term Loan, 4.43%, Maturing November 4, 2009          3,690,152
 30,190,844      Term Loan, 4.43%, Maturing November 4, 2010         30,754,568
                 Professional Paint, Inc.
  2,880,000      Term Loan, 5.38%, Maturing September 30,             2,919,600
                 2011
                 Resolution Specialty Materials
  5,050,000      Term Loan, 3.39%, Maturing August 2, 2010            5,098,924
                 Rockwood Specialties Group, Inc.
 22,825,000      Term Loan, 4.63%, Maturing July 30, 2012            23,083,562
                 Solo Cup Co.
 19,467,769      Term Loan, 4.32%, Maturing February 27, 2011        19,700,974
                 Synthetic Industries, Inc.
  9,407,346      Term Loan, 6.73%, Maturing December 30, 2007         9,348,550
                 United Industries Corp.
 21,329,730      Term Loan, 4.63%, Maturing April 29, 2011           21,689,669
                 Wellman, Inc.
  4,750,000      Term Loan, 3.48%, Maturing February 10, 2009         4,834,113
                 Westlake Chemical Corp.
  2,828,125      Term Loan, 4.21%, Maturing July 31, 2010             2,865,244
-------------------------------------------------------------------------------
                                                                 $  231,606,662
-------------------------------------------------------------------------------
Clothing/Textiles -- 0.1%
-------------------------------------------------------------------------------
                 St. John Knits International
$ 3,937,128      Term Loan, 3.94%, Maturing July 31, 2007        $    3,967,888
                 The William Carter Co.
    998,596      Term Loan, 4.23%, Maturing September 30,             1,012,743
                 2008
-------------------------------------------------------------------------------
                                                                 $    4,980,631
-------------------------------------------------------------------------------
Conglomerates -- 1.8%
-------------------------------------------------------------------------------
                 Amsted Industries, Inc.
$19,386,346      Term Loan, 4.70%, Maturing October 15, 2010     $   19,592,326
                 Blount, Inc.
  6,982,500      Term Loan, 4.88%, Maturing August 9, 2010            7,122,150
                 Goodman Global Holdings, Inc.
  8,856,588      Term Loan, 4.03%, Maturing November 21, 2009         8,945,154
                 Johnson Diversey, Inc.
  8,657,930      Term Loan, 7.25%, Maturing November 30, 2009         8,811,609
                 Polymer Group, Inc.
 13,486,458      Term Loan, 4.59%, Maturing April 27, 2010           13,601,660
  2,500,000      Term Loan, 4.59%, Maturing April 27, 2011            2,512,500
                 PP Acquisition Corp.
 17,106,500      Term Loan, 4.21%, Maturing November 12, 2011        17,331,023
                 Rexnord Corp.
  9,780,027      Term Loan, 5.20%, Maturing November 25, 2009         9,877,827
                 Roper Industries, Inc.
 12,127,500      Term Loan, 3.74%, Maturing December 29, 2008        12,169,194
-------------------------------------------------------------------------------
                                                                 $   99,963,443
-------------------------------------------------------------------------------
Containers and Glass Products -- 4.6%
-------------------------------------------------------------------------------
                 Ball Corp.
$ 2,054,863      Term Loan, 3.73%, Maturing December 31, 2009    $    2,071,559
  5,614,614      Term Loan, 3.73%, Maturing December 31, 2009         5,690,411
                 Berry Plastics Corp.
 16,020,518      Term Loan, 3.71%, Maturing July 22, 2010            16,250,813
                 Bway Corp.
  6,600,000      Term Loan, 4.19%, Maturing June 30, 2011             6,701,066
                 Celanese AG
  7,250,000      Term Loan, 5.48%, Maturing April 6, 2009             7,358,750
 11,650,000      Term Loan, 5.48%, Maturing April 6, 2009            11,868,438
  5,300,000      Term Loan, 5.48%, Maturing December 8, 2011          5,397,165
                 Consolidated Container Holding
  5,610,938      Term Loan, 4.61%, Maturing December 15, 2008         5,674,061
                 Dr. Pepper/Seven Up Bottling
 22,530,268      Term Loan, 4.71%, Maturing December 19, 2010        22,856,957
                 Graham Packaging Holdings Co.
 21,394,693      Term Loan, 8.00%, Maturing October 7, 2011          21,722,310
  1,000,000      Term Loan, 8.00%, Maturing April 7, 2012             1,024,792
                 Graphic Packaging International, Inc.
 32,562,499      Term Loan, 4.51%, Maturing August 8, 2009           33,181,186
                 Greif Bros. Corp.
  2,344,885      Term Loan, 3.88%, Maturing August 31, 2008           2,370,678
                 IPG (US), Inc.
  7,550,000      Term Loan, 4.14%, Maturing July 28, 2011             7,686,844
                 Jefferson Smurfit Corp.
    897,279      Revolving Loan, 7.25%, Maturing March 31,              891,297
                 2005
  1,392,285      Term Loan, 7.25%, Maturing March 31, 2007            1,397,506
                 Kranson Industries, Inc.
  4,139,625      Term Loan, 4.73%, Maturing July 30, 2011             4,181,021
                 Owens-Illinois, Inc.
  5,472,710      Term Loan, 4.74%, Maturing April 1, 2007             5,560,503
  4,464,286      Term Loan, 4.74%, Maturing April 1, 2008             4,543,339
    821,099      Term Loan, 8.00%, Maturing April 1, 2008               834,955
                 Printpack Holdings, Inc.
 13,155,094      Term Loan, 3.61%, Maturing March 31, 2009           13,286,645
                 Silgan Holdings, Inc.
 32,186,562      Term Loan, 5.75%, Maturing November 30, 2008        32,578,852
                 Sola International, Inc.
  2,925,000      Term Loan, 4.34%, Maturing December 11, 2009         2,965,219
                 Stone Container Corp.
 24,157,264      Term Loan, 6.25%, Maturing June 30, 2009            24,296,917
  2,639,762      Term Loan, 6.25%, Maturing June 30, 2009             2,657,911
                 U.S. Can Corp.
  7,907,756      Term Loan, 5.89%, Maturing January 15, 2010          7,917,641
-------------------------------------------------------------------------------
                                                                 $  250,966,836
-------------------------------------------------------------------------------
Cosmetics/Toiletries -- 0.8%
-------------------------------------------------------------------------------
                 American Safety Razor Co.
$ 1,840,750      Term Loan, 4.92%, Maturing April 29, 2011       $    1,868,361
                 Church & Dwight Co., Inc.
 28,528,500      Revolving Loan, 3.71%, Maturing May 30, 2011        28,902,937
                 Prestige Brands, Inc.
 10,701,244      Term Loan, 4.86%, Maturing April 7, 2011            10,810,482
                 Revlon Consumer Products Corp.
  2,600,000      Term Loan, 4.63%, Maturing July 9, 2010              2,641,844
-------------------------------------------------------------------------------
                                                                 $   44,223,624
-------------------------------------------------------------------------------
Ecological Services and Equipment -- 1.9%
-------------------------------------------------------------------------------
                 Alderwoods Group, Inc.
$ 6,944,902      Term Loan, 4.61%, Maturing August 19, 2010      $    7,072,952
                 Allied Waste Industries, Inc.
  6,988,143      Term Loan, 4.66%, Maturing January 15, 2009          7,070,037
  4,919,756      Term Loan, 4.66%, Maturing January 5, 2010           4,968,953
 19,253,599      Term Loan, 4.66%, Maturing January 15, 2010         19,475,747
  4,919,756      Term Loan, 4.66%, Maturing January 15, 2010          4,972,795
                 Casella Waste Systems, Inc.
  6,039,000      Term Loan, 4.62%, Maturing January 24, 2010          6,116,378
                 Environmental Systems, Inc.
  6,189,657      Term Loan, 12.01%, Maturing December 12, 2008        6,267,027
  1,000,000      Term Loan, 12.01%, Maturing December 12, 2010        1,037,500
                 Ionics, Inc.
  8,995,539      Term Loan, 4.73%, Maturing February 13, 2011         9,110,799
                 IPSI Corp.
  6,583,500      Term Loan, 5.08%, Maturing September 30, 2010        6,686,367
                 National Waterworks, Inc.
  5,508,687      Term Loan, 4.73%, Maturing November 22, 2009         5,572,957
                 Sensus Metering Systems, Inc.
  1,092,065      Term Loan, 4.65%, Maturing December 17, 2010         1,102,759
  7,280,435      Term Loan, 6.00%, Maturing December 17, 2010         7,351,725
                 Synagro Technologies, Inc.
    422,089      Term Loan, 3.68%, Maturing April 15, 2008              424,199
                 Waste Connections, Inc.
 15,246,000      Term Loan, 3.62%, Maturing October 22, 2010         15,431,818
-------------------------------------------------------------------------------
                                                                 $  102,662,013
-------------------------------------------------------------------------------
Electronics/Electrical -- 1.9%
-------------------------------------------------------------------------------
                 AMI Semiconductor
$ 5,937,513      Term Loan, 4.46%, Maturing September 26, 2008   $    6,004,310
                 Amphenol Corp.
 11,413,007      Term Loan, 3.76%, Maturing May 6, 2010              11,505,738
                 Communications & Power, Inc.
  5,673,994      Term Loan, 4.94%, Maturing July 23, 2010             5,763,830
                 Enersys Capital, Inc.
  8,479,829      Term Loan, 4.84%, Maturing March 17, 2011            8,591,127
                 Fairchild Semiconductor Corp.
  9,635,587      Term Loan, 3.23%, Maturing June 19, 2008             9,765,070
                 Invensys International Holding
 18,494,986      Term Loan, 6.08%, Maturing September 5, 2009        18,760,851
                 Memec Group Limited
  7,500,000      Term Loan, 4.44%, Maturing June 15, 2009             7,453,125
                 Panavision, Inc.
  3,264,285      Term Loan, 8.48%, Maturing January 12, 2007          3,314,271
                 Rayovac Corp.
  7,360,007      Term Loan, 4.38%, Maturing September 30,             7,479,607
                 2009
                 Seagate Technology Holdings
 13,895,853      Term Loan, 4.50%, Maturing November 22, 2006        14,109,502
                 Securityco, Inc.
  7,107,188      Term Loan, 5.94%, Maturing June 28, 2010             7,124,955
                 Viasystems, Inc.
  5,000,000      Term Loan, 6.49%, Maturing September 30,             5,047,915
                 2009
-------------------------------------------------------------------------------
                                                                 $  104,920,301
-------------------------------------------------------------------------------
Equipment Leasing -- 0.5%
-------------------------------------------------------------------------------
                 Anthony Crane Rental, L.P.
$ 4,211,457      Term Loan, 7.75%, Maturing July 20, 2006        $    3,390,223
                 United Rentals, Inc.
  3,908,212      Term Loan, 4.63%, Maturing February 14, 2011         3,948,924
 19,273,779      Term Loan, 4.63%, Maturing February 14, 2011        19,517,110
-------------------------------------------------------------------------------
                                                                 $   26,856,257
-------------------------------------------------------------------------------
Farming/Agriculture -- 0.4%
-------------------------------------------------------------------------------
                 Central Garden & Pet Co.
$ 6,408,850      Term Loan, 4.21%, Maturing May 19, 2009         $    6,484,955
                 IMC Global, Inc.
  7,884,091      Term Loan, 5.08%, Maturing November 17, 2006         7,914,642
                 The Scotts Co.
  5,314,578      Term Loan, 3.44%, Maturing September 30,             5,362,324
                 2010
-------------------------------------------------------------------------------
                                                                 $   19,761,921
-------------------------------------------------------------------------------
Financial Intermediaries -- 1.0%
-------------------------------------------------------------------------------
                 AIMCO Properties, L.P.
$12,600,000      Term Loan, 4.94%, Maturing May 30, 2008         $   12,812,625
                 Coinstar, Inc.
  5,735,625      Term Loan, 4.29%, Maturing July 7, 2011              5,832,414
                 Corrections Corp. of America
  4,946,205      Term Loan, 3.50%, Maturing March 31, 2008            5,032,763
  6,054,973      Term Loan, 3.50%, Maturing March 31, 2008            6,160,935
                 Refco Group Ltd, LLC
 21,150,000      Term Loan, 4.46%, Maturing August 5, 2011           21,211,695
                 Wackenhut Corrections Corp.
  2,576,055      Term Loan, 4.09%, Maturing July 9, 2009              2,606,646
-------------------------------------------------------------------------------
                                                                 $   53,657,078
-------------------------------------------------------------------------------
Food Products -- 2.5%
-------------------------------------------------------------------------------
                 Acosta Sales Co., Inc.
$ 7,150,000      Term Loan, 4.73%, Maturing August 13, 2010      $    7,221,500
                 American Seafoods Holdings, LLC
  1,011,581      Term Loan, 5.29%, Maturing September 30,             1,011,581
                 2007
  4,822,402      Term Loan, 5.29%, Maturing March 31, 2009            4,854,051
                 Atkins Nutritional, Inc.
  1,895,000      Term Loan, 4.12%, Maturing November 26, 2009         1,565,270
                 Del Monte Corp.
 12,029,040      Term Loan, 4.38%, Maturing December 20, 2010        12,256,461
                 Doan Pet Care Co.
  1,286,091      Term Loan, 7.23%, Maturing December 29, 2005         1,294,665
  1,429,329      Term Loan, 4.38%, Maturing December 29, 2006         1,438,858
                 Dole Food Co., Inc.
  4,353,054      Term Loan, 4.44%, Maturing September 29,             4,418,350
                 2008
  6,053,617      Term Loan, 4.44%, Maturing September 29,             6,136,854
                 2008
                 Interstate Brands Corp.
  1,875,000      Term Loan, 5.47%, Maturing July 19, 2006             1,828,125
 11,043,071      Term Loan, 5.47%, Maturing July 19, 2007            10,825,667
  1,972,066      Term Loan, 5.47%, Maturing July 19, 2007             1,928,434
                 Land O' Lakes
    482,778      Term Loan, 3.34%, Maturing October 1, 2007             491,327
                 Merisant Co.
 15,728,438      Term Loan, 4.88%, Maturing January 11, 2010         15,993,855
                 Michael Foods, Inc.
 13,950,844      Term Loan, 4.48%, Maturing November 20, 2010        14,155,754
  6,200,000      Term Loan, 4.48%, Maturing November 20, 2011         6,380,191
                 Pinnacle Foods Holdings Corp.
    230,769      Revolving Loan, 4.26%, Maturing November 25,
                 2009                                                   226,154
 16,362,730      Term Loan, 4.98%, Maturing November 25, 2010        16,526,357
  5,626,770      Term Loan, 4.98%, Maturing November 25, 2010         5,674,834
                 Reddy Ice Group, Inc.
  2,101,884      Term Loan, 4.46%, Maturing July 31, 2009             2,126,844
  8,780,653      Term Loan, 4.46%, Maturing July 31, 2009             8,888,585
                 Seminis Vegetable Seeds, Inc.
 10,096,339      Term Loan, 4.46%, Maturing September 30,            10,243,574
                 2009
-------------------------------------------------------------------------------
                                                                 $  135,487,291
-------------------------------------------------------------------------------
Food Service -- 2.0%
-------------------------------------------------------------------------------
                 AFC Enterprises, Inc.
$ 1,152,465      Term Loan, 4.95%, Maturing December 31, 2004    $    1,138,060
  3,903,622      Term Loan, 4.95%, Maturing May 23, 2007              3,922,164
                 Buffets, Inc.
  1,227,273      Term Loan, 5.48%, Maturing June 28, 2009             1,233,409
 12,087,685      Term Loan, 5.48%, Maturing June 28, 2009            12,148,123
                 Carrols Corp.
  2,506,129      Term Loan, 6.00%, Maturing November 30, 2007         2,521,792
                 CKE Restaurants, Inc.
  4,234,668      Term Loan, 4.88%, Maturing July 2, 2008              4,324,655
                 Denny's, Inc.
  6,770,000      Term Loan, 5.16%, Maturing September 21,             6,920,213
                 2009
                 Domino's, Inc.
 31,519,836      Term Loan, 4.25%, Maturing June 25, 2010            32,160,099
                 Gate Gourmet Borrower, LLC
  8,252,000      Term Loan, 9.50%, Maturing December 31, 2008         8,417,040
                 Jack in the Box, Inc.
 12,059,875      Term Loan, 4.30%, Maturing January 8, 2011          12,233,236
                 Maine Beverage Co., LLC
  4,400,000      Term Loan, 5.34%, Maturing June 30, 2010             4,422,000
                 Weight Watchers International
    822,858      Revolving Loan, 6.76%, Maturing March 31,              822,344
                 2009
 12,245,566      Term Loan, 6.76%, Maturing March 31, 2010           12,337,407
  4,550,000      Term Loan, 6.76%, Maturing March 31, 2010            4,592,656
-------------------------------------------------------------------------------
                                                                 $  107,193,198
-------------------------------------------------------------------------------
Food/Drug Retailers -- 1.9%
-------------------------------------------------------------------------------
                 Cumberland Farms, Inc.
$ 8,578,791      Term Loan, 4.49%, Maturing September 8, 2008    $    8,648,494
                 General Nutrition Centers, Inc.
  8,936,237      Term Loan, 6.42%, Maturing December 5, 2009          9,036,770
                 Giant Eagle, Inc.
 12,872,018      Term Loan, 3.86%, Maturing August 6, 2009           13,046,330
  4,667,128      Term Loan, 3.86%, Maturing August 6, 2009            4,728,384
                 Rite Aid Corp.
 12,102,000      Term Loan, 3.64%, Maturing September 22,            12,238,148
                 2009
                 Roundy's, Inc.
 19,862,154      Term Loan, 3.74%, Maturing June 6, 2009             20,085,604
                 The Jean Coutu Group (PJC), Inc.
 23,450,000      Term Loan, 6.43%, Maturing July 30, 2011            23,840,396
                 The Pantry, Inc.
  8,612,789      Term Loan, 4.44%, Maturing March 12, 2011            8,747,364
-------------------------------------------------------------------------------
                                                                 $  100,371,490
-------------------------------------------------------------------------------
Forest Products -- 1.1%
-------------------------------------------------------------------------------
                 Appleton Papers, Inc.
$12,553,538      Term Loan, 4.16%, Maturing June 11, 2010        $   12,713,595
                 Buckeye Technologies, Inc.
 11,303,626      Term Loan, 4.41%, Maturing April 15, 2010           11,477,894
                 Koch Cellulose, LLC
  2,681,961      Term Loan, 4.22%, Maturing May 7, 2011               2,724,706
 10,724,799      Term Loan, 4.22%, Maturing May 7, 2011              10,895,731
                 RLC Industries Co.
 20,460,545      Term Loan, 3.96%, Maturing February 24, 2010        20,588,423
-------------------------------------------------------------------------------
                                                                 $   58,400,349
-------------------------------------------------------------------------------
Healthcare -- 6.7%
-------------------------------------------------------------------------------
                 Accredo Health, Inc.
$ 8,977,500      Term Loan, 3.71%, Maturing April 30, 2011       $    9,044,831
                 Advanced Medical Optics, Inc.
  8,729,289      Term Loan, 5.07%, Maturing June 25, 2009             8,862,960
                 Alliance Imaging, Inc.
  9,498,294      Term Loan, 4.41%, Maturing June 10, 2008             9,473,066
                 Amerisource Bergen Corp.
 10,650,000      Term Loan, 3.14%, Maturing March 31, 2005           10,676,625
                 AMN Healthcare, Inc.
  2,792,270      Term Loan, 4.46%, Maturing October 2, 2008           2,807,976
                 Apria Healthcare Group, Inc.
  2,260,274      Term Loan, 3.60%, Maturing July 20, 2006             2,276,521
                 Ardent Health Services, Inc.
  8,400,000      Term Loan, 7.00%, Maturing July 12, 2011             8,407,879
                 Colgate Medical, Ltd.
  5,442,978      Term Loan, 4.72%, Maturing December 30, 2008         5,490,604
                 Community Health Systems, Inc.
 42,254,351      Term Loan, 3.54%, Maturing July 5, 2010             42,468,353
                 Concentra Operating Corp.
  7,900,200      Term Loan, 4.30%, Maturing June 30, 2009             7,992,372
  5,273,533      Term Loan, 4.30%, Maturing June 30, 2009             5,335,059
                 Conmed Corp.
  9,649,900      Term Loan, 5.83%, Maturing December 31, 2007         9,762,485
                 Cross Country Healthcare, Inc.
  1,988,040      Term Loan, 4.27%, Maturing June 5, 2009              2,006,678
                 Dade Behring Holdings, Inc.
  2,464,923      Term Loan, 4.52%, Maturing October 3, 2008           2,497,275
                 Davita, Inc.
 31,265,705      Term Loan, 3.98%, Maturing March 31, 2009           31,698,047
  5,500,000      Term Loan, 4.25%, Maturing July 20, 2010             5,557,580
                 DJ Orthopedics, Inc.
 10,649,355      Term Loan, 4.01%, Maturing May 15, 2009             10,762,504
                 Encore Medical IHC, Inc.
  8,150,000      Term Loan, 4.84%, Maturing October 4, 2010           8,277,344
                 Envision Worldwide, Inc.
  6,300,000      Term Loan, 6.84%, Maturing September 30,             6,315,750
                 2010
                 Express Scripts, Inc.
 10,447,500      Term Loan, 3.23%, Maturing February 13, 2010        10,530,213
                 FHC Health Systems, Inc.
  1,625,000      Term Loan, 5.71%, Maturing December 18, 2009         1,645,313
  2,321,429      Term Loan, 9.79%, Maturing December 18, 2009         2,350,446
                 Fisher Scientific International, Inc.
 18,306,625      Term Loan, 3.46%, Maturing August 2, 2011           18,481,105
                 Frensius Medical Care Holding
 24,376,241      Term Loan, 3.81%, Maturing February 21, 2010        24,592,068
                 Hanger Orthopedic Group, Inc.
  4,709,957      Term Loan, 5.48%, Maturing September 30,             4,709,957
                 2009
                 Iasis Healthcare, LLC
 12,109,650      Term Loan, 4.25%, Maturing June 16, 2011            12,288,776
                 Kinetic Concepts, Inc.
 14,348,705      Term Loan, 4.67%, Maturing October 3, 2009          14,531,049
                 Knowledge Learning Corp.
  7,756,855      Term Loan, 5.23%, Maturing May 15, 2010              7,795,640
                 Leiner Health Products, Inc.
  8,229,375      Term Loan, 4.89%, Maturing May 27, 2011              8,352,816
                 Magellan Health Services, Inc.
  3,318,694      Term Loan, 3.98%, Maturing August 15, 2008           3,343,584
  5,890,681      Term Loan, 4.13%, Maturing August 15, 2008           5,934,861
                 Mariner Health Care, Inc.
  2,429,523      Term Loan, 4.71%, Maturing January 2, 2010           2,438,633
                 Medcath Holdings Corp.
  3,037,388      Term Loan, 5.06%, Maturing June 30, 2011             3,082,001
                 Sunrise Medical Holdings, Inc.
  5,471,694      Term Loan, 5.23%, Maturing May 13, 2010              5,519,572
                 Sybron Dental Management, Inc.
  3,995,808      Term Loan, 3.68%, Maturing June 8, 2009              4,025,277
                 Team Health, Inc.
  8,312,115      Term Loan, 5.23%, Maturing March 23, 2011            8,390,041
                 Triad Hospitals Holdings
  2,276,171      Term Loan, 4.21%, Maturing September 30,             2,290,113
                 2006
 12,070,554      Term Loan, 5.05%, Maturing March 31, 2007           12,254,630
                 Vanguard Health Holding Co., LLC
  6,170,000      Term Loan, 5.58%, Maturing September 23,             6,279,906
                 2011
                 Vicar Operating
  3,582,000      Term Loan, 6.49%, Maturing September 30,             3,646,924
                 2008
                 VWR International, Inc.
  9,295,667      Term Loan, 5.71%, Maturing April 7, 2011             9,458,341
-------------------------------------------------------------------------------
                                                                 $  361,655,175
-------------------------------------------------------------------------------
Home Furnishings -- 1.2%
-------------------------------------------------------------------------------
                 General Binding Corp.
$ 2,070,000      Term Loan, 6.42%, Maturing January 15, 2008     $    2,079,056
                 Interline Brands, Inc.
  3,281,250      Term Loan, 5.47%, Maturing November 30, 2009         3,320,215
                 Juno Lighting, Inc.
  5,884,051      Term Loan, 3.60%, Maturing November 21, 2010         5,968,635
                 Knoll, Inc.
 16,625,000      Term Loan, 4.84%, Maturing September 30,            16,853,594
                 2011
                 Sealy Mattress Co.
 13,109,362      Term Loan, 4.17%, Maturing April 6, 2012            13,297,809
                 Simmons Co.
 17,637,037      Term Loan, 3.96%, Maturing December 19, 2011        17,835,454
                 Termpur-Pedic, Inc.
  6,054,469      Term Loan, 3.94%, Maturing June 30, 2009             6,094,205
-------------------------------------------------------------------------------
                                                                 $   65,448,968
-------------------------------------------------------------------------------
Industrial Equipment -- 1.3%
-------------------------------------------------------------------------------
                 Bucyrus International, Inc.
$ 1,703,438      Term Loan, 4.04%, Maturing July 28, 2010        $    1,732,183
                 Chart Industries, Inc.
  4,362,732      Term Loan, 5.61%, Maturing September 15,             4,354,552
                 2009
                 Colfax Corp.
  2,273,163      Term Loan, 4.88%, Maturing May 30, 2009              2,284,529
                 Douglas Dynamics Holdings, Inc.
  4,883,038      Term Loan, 4.25%, Maturing March 30, 2010            4,956,283
                 Flowserve Corp.
  2,051,393      Term Loan, 4.65%, Maturing June 30, 2007             2,065,923
  5,822,934      Term Loan, 4.65%, Maturing June 30, 2009             5,919,379
                 Gleason Corp.
  3,250,000      Term Loan, 4.65%, Maturing July 27, 2011             3,290,625
                 Itron, Inc.
  7,559,831      Term Loan, 4.25%, Maturing December 17, 2010         7,637,002
                 MTD Products
  7,880,250      Term Loan, 3.63%, Maturing June 1, 2010              7,959,053
                 SPX Corp.
 26,378,306      Term Loan, 3.94%, Maturing September 30,            26,691,549
                 2009
                 Terex Corp.
  1,744,670      Term Loan, 3.94%, Maturing July 3, 2009              1,767,568
-------------------------------------------------------------------------------
                                                                 $   68,658,646
-------------------------------------------------------------------------------
Insurance -- 1.1%
-------------------------------------------------------------------------------
                 Alliant Resources Group, Inc.
$ 6,733,125      Term Loan, 5.67%, Maturing August 31, 2011      $    6,741,541
                 CCC Information Services Group
  4,675,349      Term Loan, 4.96%, Maturing August 20, 2010           4,710,414
                 Conseco, Inc.
 29,575,875      Term Loan, 5.41%, Maturing June 22, 2010            30,198,211
                 Hilb, Rogal And Hamilton Co.
 10,962,905      Term Loan, 4.25%, Maturing June 30, 2007            10,990,312
                 U.S.I. Holdings Corp.
  6,897,576      Term Loan, 4.63%, Maturing August 11, 2008           6,947,155
-------------------------------------------------------------------------------
                                                                 $   59,587,633
-------------------------------------------------------------------------------
Leisure Goods/Activities/Movies -- 4.9%
-------------------------------------------------------------------------------
                 AMF Bowling Worldwide, Inc.
$ 7,905,045      Term Loan, 4.00%, Maturing August 27, 2009      $    7,963,856
                 Bombardier Recreational Products, Inc.
  9,596,775      Term Loan, 4.25%, Maturing December 18, 2010         9,758,721
  4,164,075      Term Loan, 4.25%, Maturing December 18, 2010         4,234,344
                 Cinemark, Inc.
 20,001,994      Term Loan, 4.54%, Maturing March 31, 2011           20,227,016
                 Hollywood Entertainment Corp.
  2,656,774      Term Loan, 5.75%, Maturing March 31, 2008            2,668,398
                 Lions Gate Entertainment, Inc.
  5,138,889      Term Loan, 4.23%, Maturing December 31, 2008         5,183,854
    161,992      Revolving Loan, 5.23%, Maturing December 31,
                 2008                                                   159,562
                 Loews Cineplex Entertainment
 24,300,000      Term Loan, 5.23%, Maturing July 30, 2011            24,634,125
                 Metro-Goldwyn-Mayer Studio, Inc.
 51,450,000      Term Loan, 4.48%, Maturing April 30, 2011           51,694,388
                 New England Sports Ventures
 14,000,000      Term Loan, 5.70%, Maturing February 28, 2005        14,000,000
                 Regal Cinemas Corp.
 41,122,095      Term Loan, 3.88%, Maturing November 10, 2010        41,677,243
                 Scientific Games Corp.
  9,023,920      Term Loan, 4.50%, Maturing December 31, 2009         9,159,278
                 Six Flags Theme Parks, Inc.
 29,451,257      Term Loan, 4.34%, Maturing June 30, 2009            29,681,360
                 Universal City Development, LLP
  8,609,280      Term Loan, 4.17%, Maturing June 30, 2007             8,641,565
                 WMG Acquisition Corp.
 27,156,075      Term Loan, 4.53%, Maturing February 28, 2011        27,575,528
                 Yankees Holdings & Yankeenets, LLC
  2,935,429      Term Loan, 3.73%, Maturing June 25, 2007             2,983,129
  6,404,571      Term Loan, 3.73%, Maturing June 25, 2007             6,508,646
-------------------------------------------------------------------------------
                                                                 $  266,751,013
-------------------------------------------------------------------------------
Lodging and Casinos -- 2.8%
-------------------------------------------------------------------------------
                 Alliance Gaming Corp.
$14,788,875      Term Loan, 3.54%, Maturing September 5, 2009    $   14,964,493
                 Ameristar Casinos, Inc.
  7,031,559      Term Loan, 3.14%, Maturing December 20, 2006         7,119,453
                 Argosy Gaming Co.
 13,000,000      Term Loan, 3.82%, Maturing June 30, 2011            13,113,750
                 Aztar Corp.
  1,995,000      Term Loan, 4.00%, Maturing July 27, 2009             2,009,963
                 Boca Resorts, Inc.
  8,550,000      Term Loan, 4.25%, Maturing July 22, 2009             8,550,000
                 Boyd Gaming Corp.
 24,912,563      Term Loan, 3.81%, Maturing June 30, 2011            25,251,996
                 CNL Resort Hotel, L.P.
  7,700,000      Term Loan, 4.34%, Maturing August 18, 2006           7,700,000
                 Globalcash Access, LLC
  4,686,171      Term Loan, 3.74%, Maturing March 10, 2010            4,771,108
                 Green Valley Ranch Gaming, LLC
    992,500      Term Loan, 3.72%, Maturing December 31, 2010         1,007,388
                 Isle of Capri Casions, Inc.
  8,353,125      Term Loan, 4.12%, Maturing April 25, 2008            8,457,539
                 Marina District Finance Co., Inc.
 15,750,000      Term Loan, 3.93%, Maturing October 14, 2011         15,871,401
                 Mohegan Tribal Gaming Authority
  3,208,328      Term Loan, 4.98%, Maturing March 31, 2008            3,216,348
                 Penn National Gaming, Inc.
  1,567,878      Term Loan, 4.48%, Maturing July 31, 2006             1,594,662
                 Pinnacle Entertainment, Inc.
  6,620,000      Term Loan, 4.98%, Maturing August 27, 2010           6,719,300
                 Seminole Tribe of Florida
  3,100,000      Term Loan, 6.00%, Maturing September 30,             3,131,000
                 2011
                 United Auburn Indian Community
  1,478,765      Term Loan, 6.09%, Maturing January 24, 2009          1,486,158
                 Vail Resorts, Inc.
  4,434,475      Term Loan, 4.38%, Maturing December 10, 2010         4,477,897
                 Venetian Casino Resort, LLC
 11,682,727      Term Loan, 5.06%, Maturing June 15, 2011            11,899,348
                 Wyndham International, Inc.
  7,272,062      Term Loan, 6.07%, Maturing June 30, 2006             7,290,242
-------------------------------------------------------------------------------
                                                                 $  148,632,046
-------------------------------------------------------------------------------
Nonferrous Metals/Minerals -- 0.8%
-------------------------------------------------------------------------------
                 Compass Minerals Group, Inc.
$ 2,908,987      Term Loan, 4.30%, Maturing November 28, 2009    $    2,953,835
                 Consol Energy, Inc.
  8,075,000      Term Loan, 4.34%, Maturing June 30, 2010             8,244,074
                 Foundation Coal Corp.
 10,600,000      Term Loan, 4.04%, Maturing July 30, 2011            10,732,500
                 Magnequench, Inc.
 10,969,619      Term Loan, 12.84%, Maturing September 30,           11,051,891
                 2009
  1,600,000      Term Loan, 12.84%, Maturing December 31, 2009        1,624,000
                 Severstal North America, Inc.
    466,440      Revolving Loan, 4.00%, Maturing April 7, 2007          465,565
                 Stillwater Mining Co.
  7,481,250      Term Loan, 5.25%, Maturing June 30, 2007             7,607,496
    348,750      Revolving Loan, 5.25%, Maturing June 30, 2007          346,134
-------------------------------------------------------------------------------
                                                                 $   43,025,495
-------------------------------------------------------------------------------
Oil and Gas -- 2.8%
-------------------------------------------------------------------------------
                 Beldon & Blake Corp.
$ 4,393,988      Term Loan, 4.60%, Maturing July 21, 2011        $    4,468,136
                 BPL Acquisition, L.P.
  5,985,000      Term Loan, 3.81%, Maturing May 4, 2010               6,063,553
                 Columbia Natural Resources, LLC
  8,125,000      Revolving Loan, 5.81%, Maturing August 28,           8,104,688
                 2008
                 Dresser, Inc.
  5,582,685      Term Loan, 4.46%, Maturing March 31, 2007            5,642,001
                 Dynegy Holdings, Inc.
 17,007,375      Term Loan, 5.84%, Maturing May 28, 2010             17,384,735
                 Getty Petroleum Marketing, Inc.
 13,766,667      Term Loan, 5.23%, Maturing May 19, 2010             13,990,375
                 La Grange Acquisition, L.P.
 15,400,000      Term Loan, 4.96%, Maturing January 18, 2008         15,655,070
                 Lyondell-Citgo Refining, L.P.
  8,488,725      Term Loan, 3.59%, Maturing May 21, 2007              8,552,390
                 Magellan Midstream Holdings
  4,709,146      Term Loan, 4.13%, Maturing June 17, 2008             4,779,783
                 Pride Offshore, Inc.
  7,196,963      Term Loan, 3.61%, Maturing July 7, 2011              7,289,926
                 Semgroup, L.P.
  4,350,000      Term Loan, 5.33%, Maturing August 27, 2010           4,415,250
                 Sprague Energy Corp.
 11,496,429      Revolving Loan, 4.32%, Maturing August 10,          11,467,688
                 2007
                 The Premcor Refining Group, Inc.
 13,800,000      Term Loan, 4.21%, Maturing April 13, 2009           14,007,000
                 Transwestern Pipeline Co.
 10,758,038      Term Loan, 4.09%, Maturing April 30, 2009           10,827,513
                 Williams Production RMT Co.
 19,630,941      Term Loan, 5.71%, Maturing May 30, 2007             19,958,130
-------------------------------------------------------------------------------
                                                                 $  152,606,238
-------------------------------------------------------------------------------
Publishing -- 6.2%
-------------------------------------------------------------------------------
                 Advanstar Communications
$ 1,412,557      Term Loan, 5.07%, Maturing October 11, 2007     $    1,420,796
                 American Media Operations, Inc.
  3,222,250      Term Loan, 4.81%, Maturing April 1, 2007             3,268,570
 11,407,219      Term Loan, 4.81%, Maturing April 1, 2008            11,585,457
                 CBD Media, LLC
  8,512,234      Term Loan, 4.62%, Maturing December 31, 2009         8,623,957
                 Dex Media East, LLC
  9,847,231      Term Loan, 3.82%, Maturing November 8, 2008          9,963,143
 10,911,100      Term Loan, 3.82%, Maturing May 8, 2009              11,070,217
                 Dex Media West, LLC
 12,613,132      Term Loan, 3.82%, Maturing September 9, 2009        12,775,299
 17,098,141      Term Loan, 3.82%, Maturing March 9, 2010            17,365,299
                 Freedom Communications
  1,188,000      Term Loan, 4.04%, Maturing May 18, 2011              1,202,850
 23,450,000      Term Loan, 4.04%, Maturing May 18, 2012             23,842,788
                 Herald Media, Inc.
  3,002,475      Term Loan, 4.45%, Maturing July 22, 2011             3,043,759
                 Journal Register Co.
 32,849,600      Term Loan, 3.60%, Maturing August 12, 2012          33,013,848
                 Lamar Media Corp.
  4,694,081      Term Loan, 5.59%, Maturing June 30, 2009             4,721,955
 22,993,607      Term Loan, 5.59%, Maturing June 30, 2010            23,219,956
                 Liberty Group Operating
  4,112,273      Term Loan, 4.89%, Maturing April 30, 2007            4,137,975
                 Medianews Group, Inc.
  9,136,865      Term Loan, 3.38%, Maturing August 25, 2010           9,211,102
                 Merrill Communications, LLC
 13,865,000      Term Loan, 4.48%, Maturing February 9, 2009         14,025,321
                 Morris Publishing Group, LLC
  4,200,000      Term Loan, 3.63%, Maturing September 30, 2010        4,235,440
  6,300,000      Term Loan, 3.63%, Maturing March 31, 2011            6,376,784
                 Nebraska Book Co., Inc.
 10,472,375      Term Loan, 4.67%, Maturing March 4, 2011            10,616,370
                 Newspaper Holdings, Inc.
  4,214,545      Revolving Loan, 3.69%, Maturing August 24,           4,200,060
                 2011
 11,628,182      Term Loan, 3.69%, Maturing August 24, 2011          11,624,554
                 R.H. Donnelley Corp.
 38,004,750      Term Loan, 6.50%, Maturing June 30, 2011            38,602,527
                 SP Newsprint Co.
  3,706,792      Term Loan, 5.02%, Maturing January 9, 2010           3,762,394
  6,863,333      Term Loan, 5.02%, Maturing January 9, 2010           6,966,283
                 Sun Media Corp.
  8,603,695      Term Loan, 4.13%, Maturing February 7, 2009          8,670,915
                 The Reader's Digest Association, Inc.
 13,133,934      Term Loan, 3.84%, Maturing May 20, 2008             13,312,477
                 Transwestern Publishing Co., LLC
  8,142,012      Term Loan, 4.09%, Maturing February 25, 2011         8,246,335
  1,610,000      Term Loan, 4.09%, Maturing August 24, 2012           1,627,861
                 Weekly Reader Corp.
  4,500,000      Term Loan, 6.76%, Maturing March 29, 2009            4,491,563
                 Xerox Corp.
  8,750,000      Term Loan, 3.73%, Maturing September 30, 2008        8,817,445
                 Yell Group, PLC
 13,000,000      Term Loan, 3.21%, Maturing July 8, 2008             12,971,569
-------------------------------------------------------------------------------
                                                                 $  337,014,869
-------------------------------------------------------------------------------
Radio and Television -- 3.5%
-------------------------------------------------------------------------------
                 Adams Outdoor Advertising, L.P.
$17,705,625      Term Loan, 4.33%, Maturing October 15, 2011     $   17,952,760
                 Block Communications, Inc.
  5,577,437      Term Loan, 4.73%, Maturing November 30, 2009         5,619,268
                 Canwest Media, Inc.
 11,298,069      Term Loan, 4.07%, Maturing August 15, 2009          11,453,417
                 Cumulus Media, Inc.
  5,293,750      Term Loan, 4.49%, Maturing March 28, 2009            5,345,036
  9,177,000      Term Loan, 4.49%, Maturing March 28, 2010            9,326,126
                 Emmis Operating Co.
 31,100,000      Term Loan, 3.59%, Maturing November 10, 2011        31,434,325
                 Entravision Communications Co.
  2,800,000      Term Loan, 3.85%, Maturing February 27, 2012         2,832,376
                 Gray Television, Inc.
  9,351,787      Term Loan, 3.72%, Maturing December 31, 2010         9,480,374
                 Lin Television Corp.
  5,238,500      Term Loan, 4.23%, Maturing December 31, 2007         5,304,448
  4,917,775      Term Loan, 4.23%, Maturing December 31, 2007         4,983,344
                 NEP Supershooters, L.P.
  4,100,000      Term Loan, 5.70%, Maturing February 3, 2011          4,146,125
                 Nexstar Broadcasting, Inc.
  9,474,641      Term Loan, 3.73%, Maturing December 31, 2010         9,486,484
  5,173,653      Term Loan, 3.73%, Maturing December 31, 2010         5,189,820
                 Radio One, Inc.
  3,371,162      Term Loan, 2.44%, Maturing June 30, 2007             3,345,878
                 Rainbow National Services, LLC
 12,700,588      Term Loan, 4.50%, Maturing March 31, 2012           12,922,848
                 Raycom National, LLC
 12,850,000      Term Loan, 4.50%, Maturing February 24, 2012        12,930,313
                 Sinclair Television Group, Inc.
  8,370,000      Term Loan, 3.96%, Maturing June 30, 2009             8,427,544
 11,000,000      Term Loan, 3.96%, Maturing December 31, 2009        11,119,163
                 Spanish Broadcasting System
  4,218,125      Term Loan, 5.02%, Maturing October 30, 2009          4,270,852
                 Susquehanna Media Co.
 14,750,000      Term Loan, 4.05%, Maturing March 31, 2012           14,966,648
-------------------------------------------------------------------------------
                                                                 $  190,537,149
-------------------------------------------------------------------------------
Rail Industries -- 0.6%
-------------------------------------------------------------------------------
                 Kansas City Southern Railway
$ 9,626,625      Term Loan, 4.08%, Maturing March 30, 2008       $    9,746,958
                 Railamerica, Inc.
 18,242,229      Term Loan, 3.94%, Maturing September 29,            18,553,861
                 2011
  2,156,430      Term Loan, 3.94%, Maturing September 29,             2,193,268
                 2011
-------------------------------------------------------------------------------
                                                                 $   30,494,087
-------------------------------------------------------------------------------
Retailers (Except Food and Drug) -- 3.1%
-------------------------------------------------------------------------------
                 Advance Stores Co., Inc.
$ 3,451,735      Term Loan, 4.18%, Maturing November 30, 2006    $    3,468,994
  9,379,396      Term Loan, 4.18%, Maturing November 30, 2007         9,426,293
                 Alimentation Couche-Tard, Inc.
  5,538,894      Term Loan, 4.61%, Maturing December 17, 2010         5,603,517
                 American Achievement Corp.
  8,057,006      Term Loan, 4.66%, Maturing March 25, 2011            8,182,897
                 Amscan Holdings, Inc.
  7,680,750      Term Loan, 3.76%, Maturing April 30, 2012            7,776,759
                 CKS Auto, Inc.
 20,944,750      Term Loan, 4.88%, Maturing June 20, 2009            21,193,469
                 Coinmach Laundry Corp.
 15,721,675      Term Loan, 4.64%, Maturing July 25, 2009            15,905,917
                 FTD, Inc.
  9,751,000      Term Loan, 4.63%, Maturing February 28, 2011         9,903,359
                 Harbor Freight Tools USA, Inc.
 16,490,000      Term Loan, 5.48%, Maturing July 15, 2010            16,660,061
                 Home Interiors & Gifts, Inc.
  2,953,125      Term Loan, 6.42%, Maturing March 31, 2011            2,851,980
                 Josten's Corp.
  2,000,000      Term Loan, 6.25%, Maturing October 4, 2011           2,022,500
 16,626,207      Term Loan, 6.25%, Maturing October 4, 2011          16,896,383
                 Mall of America Kay-Bee Toy, Inc.
  1,572,308      DIP Loan, 5.34%, Maturing January 16, 2008           1,568,377
                 Oriental Trading Co., Inc.
 10,881,498      Term Loan, 8.00%, Maturing August 4, 2010           11,051,521
  1,000,000      Term Loan, 8.00%, Maturing January 8, 2011           1,019,792
                 Petco Animal Supplies, Inc.
  4,696,845      Term Loan, 4.34%, Maturing October 2, 2008           4,770,233
                 Petro Stopping Center, L.P.
    531,250      Term Loan, 4.34%, Maturing February 9, 2007            539,219
                 Rent-A-Center, Inc.
 15,187,941      Term Loan, 3.88%, Maturing June 30, 2010            15,341,400
                 Riddell Bell Holdings, Inc.
  1,500,000      Term Loan, 5.20%, Maturing September 30, 2011        1,524,375
                 Savers, Inc.
  3,491,250      Term Loan, 6.50%, Maturing August 4, 2009            3,519,616
                 Stewart Enterprises, Inc.
    604,293      Term Loan, 4.20%, Maturing January 31, 2006            609,958
                 Travelcenters of America, Inc.
  8,032,520      Term Loan, 5.05%, Maturing November 30, 2008         8,126,235
-------------------------------------------------------------------------------
                                                                 $  167,962,855
-------------------------------------------------------------------------------
Surface Transport -- 0.8%
-------------------------------------------------------------------------------
                 Horizon Lines, LLC
$ 5,885,250      Term Loan, 4.73%, Maturing July 7, 2011         $    5,993,144
                 Laidlaw International, Inc.
 16,634,334      Term Loan, 5.59%, Maturing June 19, 2009            16,912,443
                 NFIL Holding Corp.
  6,631,441      Term Loan, 4.31%, Maturing February 27, 2010         6,724,699
  2,177,724      Term Loan, 4.71%, Maturing February 27, 2010         2,211,751
                 Quality Distribution, LLC
  2,435,662      Term Loan, 5.07%, Maturing November 13, 2009         2,386,948
                 Sirva Worldwide, Inc.
 10,170,588      Term Loan, 4.34%, Maturing December 31, 2010        10,259,581
-------------------------------------------------------------------------------
                                                                 $   44,488,566
-------------------------------------------------------------------------------
Telecommunications -- 5.2%
-------------------------------------------------------------------------------
                 American Tower, L.P.
$27,132,000      Term Loan, 4.48%, Maturing August 31, 2011      $   27,532,631
                 Cellular South, Inc.
  8,379,000      Term Loan, 4.50%, Maturing May 4, 2011               8,499,448
                 Centennial Cellular Operating
 14,770,763      Term Loan, 4.50%, Maturing February 9, 2011         14,965,943
                 Cincinnati Bell, Inc.
 17,416,363      Term Loan, 4.54%, Maturing June 30, 2008            17,601,412
                 Consolidated Communications, Inc.
  1,264,481      Term Loan, 4.34%, Maturing October 14, 2010          1,267,642
 12,757,333      Term Loan, 4.34%, Maturing October 14, 2011         12,884,907
                 D&E Communications, Inc.
  3,275,076      Term Loan, 4.52%, Maturing December 31, 2011         3,323,180
                 Dobson Cellular Systems, Inc.
 13,862,487      Term Loan, 5.38%, Maturing March 31, 2010           13,826,972
                 Faupoint Communications Inc.
  4,159,928      Term Loan, 4.98%, Maturing March 31, 2007            4,180,728
                 Nextel Communications
 37,852,545      Term Loan, 3.73%, Maturing December 15, 2010        38,005,545
                 Nextel Partners Operation Corp.
 16,800,000      Term Loan, 4.31%, Maturing May 31, 2011             17,085,247
                 Ntelos, Inc.
  4,739,741      Term Loan, 5.96%, Maturing July 25, 2008             4,730,854
                 PanAmsat Corp.
 26,388,145      Term Loan, 4.66%, Maturing August 20, 2011          26,566,555
                 Qwest Corp.
 36,040,000      Term Loan, 6.50%, Maturing June 4, 2007             37,516,991
                 SBA Senior Finance, Inc.
 10,594,362      Term Loan, 5.21%, Maturing October 31, 2008         10,703,621
                 Spectrasite Communications, Inc.
  2,515,432      Term Loan, 4.11%, Maturing June 30, 2007             2,522,113
 12,840,631      Term Loan, 5.23%, Maturing December 31, 2007        12,874,337
                 Valor Telecommunications Enterprises, LLC
  1,201,458      Term Loan, 4.38%, Maturing June 30, 2008             1,216,476
                 Western Wireless Corp.
 22,443,750      Term Loan, 4.94%, Maturing May 31, 2011             22,814,476
                 Winstar Communications, Inc.
    127,026      DIP Loan, 4.68%, Maturing December 31,                  46,123
                 2004(2)(3)
-------------------------------------------------------------------------------
                                                                 $  278,165,201
-------------------------------------------------------------------------------
Utilities -- 2.4%
-------------------------------------------------------------------------------
                 Allegheny Energy Supply Co.
$17,961,798      Term Loan, 3.70%, Maturing March 8, 2011        $   18,079,681
                 Centerpoint Energy, Inc.
 32,758,537      Term Loan, 4.88%, Maturing October 7, 2006          32,922,330
                 Cogentrix Delaware Holdings, Inc.
  5,870,500      Term Loan, 4.34%, Maturing February 26, 2009         5,978,124
                 Coleto Creek WLE, L.P.
  5,835,375      Term Loan, 4.23%, Maturing June 30, 2011             5,950,869
                 NRG Energy, Inc.
  6,501,412      Term Loan, 4.74%, Maturing June 23, 2010             6,717,584
 11,475,675      Term Loan, 4.74%, Maturing June 23, 2010            11,851,503
                 NUI Utilities
    283,951      Term Loan, 5.20%, Maturing November 21, 2005           285,015
  3,939,815      Term Loan, 5.20%, Maturing November 21, 2005         3,959,514
  1,290,984      Term Loan, 8.00%, Maturing November 21, 2005         1,295,825
  6,584,016      Term Loan, 8.00%, Maturing November 21, 2005         6,608,706
                 Pike Electric, Inc.
  9,277,607      Term Loan, 4.13%, Maturing July 1, 2012              9,449,632
                 Plains Resources, Inc.
  5,897,143      Term Loan, 5.09%, Maturing July 23, 2010             5,980,074
                 Teton Power Funding, LLC
  9,124,407      Term Loan, 5.16%, Maturing March 12, 2011            9,272,679
                 Tuscon Electric Power Co.
 10,900,000      Term Loan, 1.88%, Maturing June 30, 2009            10,995,375
-------------------------------------------------------------------------------
                                                                 $  129,346,911
-------------------------------------------------------------------------------
Total Senior, Floating Rate Interests
  (identified cost $4,534,948,525)                               $4,562,970,976
-------------------------------------------------------------------------------
Corporate Bonds & Notes -- 0.8%
Principal
Amount
(000's omitted)  Security                                             Value
-------------------------------------------------------------------------------
Broadcast Media -- 0.4%
-------------------------------------------------------------------------------
                 Echostar DBS Corp., Sr. Notes
$     5,000      4.85%, 10/1/08                                  $    5,225,000
                 Paxson Communications Corp.
     15,250      4.35%, 1/15/10(4)                                   15,421,562
-------------------------------------------------------------------------------
                                                                 $   20,646,562
-------------------------------------------------------------------------------
Financial Investments -- 0.1%
-------------------------------------------------------------------------------
                 Carlyle High Yield Partners, Series 2004-6A,
                 Class C
$     1,500      4.36%, 8/15/16(4)                               $    1,500,000
                 Dryden Leveraged Loan, Series 2004-6A, Class C1
      1,500      4.055%, 7/30/16(4)                                   1,500,000
-------------------------------------------------------------------------------
                                                                 $    3,000,000
-------------------------------------------------------------------------------
Publishing -- 0.1%
-------------------------------------------------------------------------------
                 Advanstar Communications, Inc., Variable Rate
$     5,940      9.79%, 8/15/08                                  $    6,251,850
-------------------------------------------------------------------------------
                                                                 $    6,251,850
-------------------------------------------------------------------------------
Telecommunications - Wireless -- 0.2%
-------------------------------------------------------------------------------
                 Rural Cellular Corp., Variable Rate
$    11,000      5.61%, 3/15/10(4)                               $   11,385,000
-------------------------------------------------------------------------------
                                                                 $   11,385,000
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes
  (identified cost $40,470,886)                                  $   41,283,412
-------------------------------------------------------------------------------
Common Stocks -- 0.1%

Shares/Rights    Security                                             Value
-------------------------------------------------------------------------------
    105,145      Hayes Lemmerz International(3)                  $      875,859
      1,062      IDT Corp., Class B(3)                                   14,677
         25      Knowledge Universe, Inc. (2)(3)                         15,835
    282,096      Thermadyne Holdings Corp.(3)                         2,962,008
-------------------------------------------------------------------------------
Total Common Stocks
  (identified cost, $4,019,153)                                  $    3,868,379
-------------------------------------------------------------------------------
Preferred Stocks -- 0.0%

Shares/Rights    Security                                             Value
-------------------------------------------------------------------------------
        350      Hayes Lemmerz International(3)                  $       12,595
-------------------------------------------------------------------------------
Total Preferred Stocks
  (identified cost, $17,500)                                     $       12,595
-------------------------------------------------------------------------------
Commercial Paper -- 9.7%
Principal
Amount
(000's omitted)  Security                                             Value
-------------------------------------------------------------------------------
Banks and Money Services -- 7.2%
-------------------------------------------------------------------------------
                 Barton Capital Corp.
$    25,000      1.77%, 11/4/04                                  $   24,996,313
     24,359      1.78%, 11/5/04                                      24,354,182
                 Cafco, LLC
     50,000      1.82%, 11/24/04                                     49,941,861
                 General Electric Capital
     75,000      1.89%, 11/30/04                                     74,885,812
                 Kitty Hawk Funding
     75,000      1.79%, 11/12/04                                     74,958,979
                 Toyota Motor Credit Corp.
     75,000      1.78%, 11/18/04                                     74,936,958
                 Yorktown Capital, LLC
     25,000      1.78%, 11/1/04                                      25,000,000
     41,343      1.78%, 11/8/04                                      41,328,691
-------------------------------------------------------------------------------
                                                                 $  390,402,796
-------------------------------------------------------------------------------
Insurance -- 2.5%
-------------------------------------------------------------------------------
                 AIG Funding, Inc.
$    75,000      1.89%, 11/29/04                                 $   74,889,750
                 Marsh & McLennan Co., Inc.
     60,500      1.75%, 11/3/04                                      60,494,118
-------------------------------------------------------------------------------
                                                                 $  135,383,868
-------------------------------------------------------------------------------
Total Commercial Paper
  (amortized cost $525,786,664)                                  $  525,786,664
-------------------------------------------------------------------------------
Short-Term Investments -- 3.5%
Principal
Amount           Security                                             Value
-------------------------------------------------------------------------------
                 Federal National Mortgage Association
                 Discount Note
$99,477,000      1.74%, 11/02/04                                 $   99,472,192
                 Investors Bank and Trust Company Time Deposit
 87,833,000      1.88%, 11/01/04                                     87,833,000
-------------------------------------------------------------------------------
Total Short-Term Investments
  (at amortized cost $187,305,192)                               $  187,305,192
-------------------------------------------------------------------------------
Total Investments -- 98.7%
  (identified cost $5,292,547,920)                               $5,321,227,218
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                           $   68,411,083
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                             $5,389,638,301
-------------------------------------------------------------------------------
Note: The Portfolio has made commitments to fund specified amounts under certain existing credit arrangments. Pursuant to the terms of these arrangements, the Portfolio had unfunded loan commitments of $155,638,576 as of October 31, 2004.
(1) Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating- rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the Senior Loan facility. Interest rates are periodically predetermined by a reference to a base lending rate plus a premium. These base lending rates are generally (i) the premium rate offered by one or more major United States banks or (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR).
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(3) Non-income producing security.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate value of the securities is $29,806,562 or 0.6% of the net assets.

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2004

Assets
--------------------------------------------------------------------------------
Investments, at value
  (identified cost, $5,292,547,920)                              $5,321,227,218
Cash                                                                 36,854,786
Receivable for investments sold                                         191,661
Receivable for open swap contracts                                       85,205
Interest receivable                                                  15,880,761
Cash collateral segregated to cover open swap contracts              21,600,000
Prepaid expenses                                                        503,921
--------------------------------------------------------------------------------
Total assets                                                     $5,396,343,552
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                $    6,480,732
Payable to affiliate for Trustees' fees                                   2,006
Accrued expenses                                                        222,513
--------------------------------------------------------------------------------
Total liabilities                                                $    6,705,251
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio        $5,389,638,301
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $5,361,057,623
Net unrealized appreciation (computed on the
  basis of identified cost)                                          28,580,678
--------------------------------------------------------------------------------
Total                                                            $5,389,638,301
--------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended October 31, 2004

Investment Income
--------------------------------------------------------------------------------
Interest                                                         $  145,270,047
--------------------------------------------------------------------------------
Total investment income                                          $  145,270,047
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                           $   19,900,172
Trustees' fees and expenses                                              26,672
Custodian fee                                                           524,494
Legal and accounting services                                           283,397
Miscellaneous                                                           545,050
--------------------------------------------------------------------------------
Total expenses                                                   $   21,279,785
--------------------------------------------------------------------------------
Deduct --
  Reduction of custodian fee                                     $       13,550
--------------------------------------------------------------------------------
Total expense reductions                                         $       13,550
--------------------------------------------------------------------------------

Net expenses                                                     $   21,266,235
--------------------------------------------------------------------------------

Net investment income                                            $  124,003,812
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                $   (6,769,808)
  Swap contracts                                                        269,007
--------------------------------------------------------------------------------
Net realized loss                                                $   (6,500,801)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                            $   25,730,531
  Swap contracts                                                        (98,620)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $   25,631,911
--------------------------------------------------------------------------------

Net realized and unrealized gain                                 $   19,131,110
--------------------------------------------------------------------------------

Net increase in net assets from operations                       $  143,134,922
--------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                         Year Ended          Year Ended
in Net Assets                               October 31, 2004    October 31, 2003
--------------------------------------------------------------------------------
From operations --
  Net investment income                      $   124,003,812     $   59,562,467
  Net realized loss from investment
    transactions, and swap contracts              (6,500,801)       (13,630,760)
  Net change in unrealized appreciation
    (depreciation) from investments, and
    swap contracts                                25,631,911         51,506,568
--------------------------------------------------------------------------------
Net increase in net assets from
  operations                                 $   143,134,922     $   97,438,275
--------------------------------------------------------------------------------
Capital transactions --
  Contributions                              $ 4,091,382,871     $1,296,513,630
  Withdrawals                                 (1,062,753,539)      (502,206,079)
--------------------------------------------------------------------------------
Net increase in net assets from capital
  transactions                               $ 3,028,629,332     $  794,307,551
--------------------------------------------------------------------------------
Net increase in net assets                   $ 3,171,764,254     $  891,745,826
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $ 2,217,874,047     $1,326,128,221
--------------------------------------------------------------------------------
At end of year                               $ 5,389,638,301     $2,217,874,047
--------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Year Ended October 31,
                                                        -----------------------------------------------------------------------
Ratios/Supplementary Data+                                    2004          2003          2002          2001          2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
    Net expenses                                              0.56%         0.61%         0.62%         0.57%         0.04%(3)
    Net expenses after custodian fee reduction                0.56%         0.61%         0.62%         0.57%         0.04%(3)
    Net investment income                                     3.27%         4.05%         4.72%         6.45%         8.49%(3)
Portfolio Turnover                                              67%           64%           76%           52%            3%
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                               3.93%         6.91%         2.19%           --            --
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $5,389,638    $2,217,874    $1,326,128    $1,387,728    $  145,896
-------------------------------------------------------------------------------------------------------------------------------

+   The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses                                                                                            0.61%         0.79%(3)
    Expenses after custodian fee reduction                                                              0.61%         0.79%(3)
    Net investment income                                                                               6.41%         7.74%(3)
-------------------------------------------------------------------------------------------------------------------------------
(1) For the period from the start of business, September 5, 2000, to October 31, 2000.
(2) Total return is required to be disclosed for the fiscal years beginning December 15, 2000.
(3) Annualized.

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 19, 2000, seeks to provide a high level of current income by investing primarily in senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate High Income Fund and Eaton Vance Medallion Floating-Rate Income Fund held an approximate 69.2%, 25.3% and 2.7% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments are in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly-owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's valuation committee and by the Portfolio's Trustees based upon procedures approved by the Trustees. Fair valued securities are marked daily as well. Non-loan Portfolio holdings (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Interest Rate Swaps -- The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

  E Credit Default Swaps -- The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

  F Expense Reduction -- Investors Bank & Trust (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

  G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  H Indemnifications -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

  I Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the fee was equivalent to 0.525% of the Portfolio's average net assets for such period and amounted to $19,900,172.

  Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  During the year ended October 31, 2004, the Portfolio engaged in purchase transactions with other portfolios that also utilize BMR as an investment adviser. These purchase transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to purchases of $120,193,790.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2004 aggregated $4,876,406,410, $1,765,558,571 and $334,555,941, respectively.

4 Line of Credit
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios managed by BMR in a $465 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.10% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2004, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

5 Federal Income Tax Unrealized Appreciation (Depreciation)
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                                 $5,292,570,973
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                  $   33,388,488
  ------------------------------------------------------------------------------
  Gross unrealized depreciation                                      (4,709,190)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                    $   28,656,245
  ------------------------------------------------------------------------------

6 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Credit Default Swaps

                                                                       Net
                                                                   Unrealized
Notional         Expiration                                       Appreciation
 Amount             Date                Description              (Depreciation)
--------------------------------------------------------------------------------
5,800,000 USD    9/20/2008    Agreement with Credit                $(68,525)
                              Suisse/First Boston dated
                              1/10/2004 whereby the Portfolio
                              will receive 2.45% per year
                              times the notional amount. The
                              Portfolio makes a payment only
                              upon a default event on
                              underlying loan assets (50 in
                              total, each representing 2% of
                              the notional value of the swap).

2,900,000 USD    9/20/2008    Agreement with Credit                 (20,161)
                              Suisse/First Boston dated
                              2/13/2004 whereby the Portfolio
                              will receive 2.45% per year
                              times the notional amount. The
                              Portfolio makes a payment only
                              upon a default event on
                              underlying loan assets (50 in
                              total, each representing 2% of
                              the notional value of the swap).

2,900,000 USD    9/20/2008    Agreement with Credit                  12,214
                              Suisse/First Boston dated
                              3/23/2004 whereby the Portfolio
                              will receive 2.45% per year
                              times the notional amount. The
                              Portfolio makes a payment only
                              upon a default event on
                              underlying loan assets (50 in
                              total, each representing 2% of
                              the notional value of the swap).

10,000,000 USD   12/20/2009   Agreement with Lehman Brothers        (22,149)
                              dated 10/28/2004 whereby the
                              Portfolio will receive 2.35% per
                              year times the notional amount.
                              The Portfolio makes a payment of
                              the notional amount only upon a
                              default event on the reference
                              entity, a Revolving Credit
                              Agreement issued by Crown
                              Americas Inc.

Floating Rate Portfolio as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Floating Rate Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Floating Rate Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the supplementary data for the three years then ended, and for the period from the start of business, September 5, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at October 31, 2004 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Floating Rate Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION
--------------------------------------------------------------------------------

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                                                                                                     Number of
                                                                                                   Portfolios in
                           Position(s) with    Term of Office                                       Fund Complex         Other
                           the Trust and the     and Length     Principal Occupation(s) During      Overseen By      Directorships
Name and Date of Birth         Portfolio         of Service             Past Five Years              Trustee(1)           Held
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

James B. Hawkes                 Trustee        Trustee of the   Chairman, President and Chief           192         Director of EVC
11/9/41                                         Trust since     Executive Officer of BMR, EVC,
                                                1991; of the    EVM and EV; Director of EV;
                                                 Portfolio      Vice President and Director of
                                                 since 2000     EVD. Trustee and/or officer of
                                                                192 registered investment
                                                                companies in the Eaton Vance
                                                                Fund Complex. Mr. Hawkes is an
                                                                interested person because of
                                                                his positions with BMR, EVM,
                                                                EVC and EV, which are
                                                                affiliates of the Trust and
                                                                the Portfolio.

Noninterested Trustee(s)

Samuel L. Hayes, III            Trustee        Trustee of the   Jacob H. Schiff Professor of            192           Director of
2/23/35                                          Trust since    Investment Banking Emeritus,                         Tiffany & Co.
                                                1986; of the    Harvard University Graduate                           (specialty
                                                  Portfolio     School of Business                                   retailer) and
                                                 since 2000     Administration.                                      Telect, Inc.
                                                                                                                       (telecom-
                                                                                                                      munication
                                                                                                                        services
                                                                                                                        company)

William H. Park                 Trustee          Since 2003     President and Chief Executive           192               None
9/19/47                                                         Officer, Prizm Capital
                                                                Management, LLC (investment
                                                                management firm) (since 2002).
                                                                Executive Vice President and
                                                                Chief Financial Officer,
                                                                United Asset Management
                                                                Corporation (a holding company
                                                                owning institutional
                                                                investment management firms)
                                                                (1982-2001).

Ronald A. Pearlman              Trustee          Since 2003     Professor of Law, Georgetown            192               None
7/10/40                                                         University Law Center (since
                                                                1999). Tax Partner Covington &
                                                                Burling, Washington, DC
                                                                (1991-2000).

Norton H. Reamer                Trustee        Trustee of the   President, Chief Executive              192               None
9/21/35                                          Trust since    Officer and a Director of Asset
                                                1986; of the    Management Finance Corp. (a
                                                  Portfolio     specialty finance company
                                                 since 2000     serving the investment
                                                                management industry) (since
                                                                October 2003). President,
                                                                Unicorn Corporation (an
                                                                investment and financial
                                                                advisory services company)
                                                                (since September 2000).
                                                                Formerly, Chairman, Hellman,
                                                                Jordan Management Co., Inc. (an
                                                                investment management company)
                                                                (2000-2003). Formerly, Advisory
                                                                Director of Berkshire Capital
                                                                Corporation (investment banking
                                                                firm) (2002-2003). Formerly
                                                                Chairman of the Board, United
                                                                Asset Management Corporation (a
                                                                holding company owning
                                                                institutional investment
                                                                management firms) and Chairman,
                                                                President and Director, UAM
                                                                Funds (mutual funds) (1980-
                                                                2000).

Lynn A. Stout                   Trustee        Trustee of the   Professor of Law, University of         192               None
9/14/57                                          Trust since    California at Los Angeles School
                                                1998; of the    of Law (since July 2001).
                                                  Portfolio     Formerly, Professor of Law,
                                                 since 2000     Georgetown University Law Center.

Eaton Vance Floating-Rate Fund as of October 31, 2004

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION CONT'D
--------------------------------------------------------------------------------

Principal Officers who are not Trustees

                         Position(s) with     Term of Office
                         the Trust and the      and Length
Name and Date of Birth       Portfolio          of Service       Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President of the       Since 2002       Executive Vice President of EVM, BMR, EVC and EV; Chief Investment
5/31/58                        Trust                             Officer of EVM and BMR and Director of EVC. Chief Executive Officer
                                                                 of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                                 Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital
                                                                 Fund LLC (private investment companies sponsored by EVM). Officer of 55 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr.    Vice President of      Since 1995       Vice President of EVM and BMR. Officer of 78 registered investment
7/28/59                      the Trust                           companies managed by EVM or BMR.

Thomas J. Fetter         Vice President of      Since 1997       Vice President of EVM and BMR. Officer of 124 registered investment
8/20/43                      the Trust                           companies managed by EVM or BMR.

Michael R. Mach          Vice President of      Since 1999       Vice President of EVM and BMR. Previously, Managing Director and
7/15/47                      the Trust                           Senior Analyst for Robertson Stephens (1998-1999). Officer of 28
                                                                 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh      Vice President of      Since 1998       Vice President of EVM and BMR. Officer of 124 registered investment
1/22/57                      the Trust                           companies managed by EVM or BMR.

Scott H. Page            Vice President of      Since 2000       Vice President of EVM and BMR. Officer of 13 registered investment
11/30/59                   the Portfolio                         companies managed by EVM or BMR.

Duncan W. Richardson     Vice President of      Since 2001       Senior Vice President and Chief Equity Investment Officer of EVM
10/26/57                     the Trust                           and BMR. Officer of 44 registered investment companies managed by
                                                                 EVM or BMR.

Walter A. Row, III       Vice President of      Since 2001       Director of Equity Research and a Vice President of EVM and BMR.
7/20/57                      the Trust                           Officer of 24 registered investment companies managed by EVM or
                                                                 BMR.

Judith A. Saryan         Vice President of      Since 2003       Vice President of EVM and BMR. Previously, Portfolio Manager and
8/21/54                      the Trust                           Equity Analyst for State Street Global Advisers (1980-1999).
                                                                 Officer of 27 registered investment companies managed by EVM or
                                                                 BMR.

Susan Schiff             Vice President of      Since 2002       Vice President of EVM and BMR. Officer of 27 registered investment
3/31/61                      the Trust                           companies managed by EVM or BMR.

Payson F. Swaffield      President of the      Since 2002(2)     Vice President of EVM and BMR. Officer of 13 registered investment
8/13/56                      Portfolio                           companies managed by EVM or BMR.

Alan R. Dynner               Secretary       Secretary of the    Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD,
10/10/40                                     Trust since 1997;   EV and EVC. Officer of 192 registered investment companies managed
                                             of the Portfolio    by EVM or BMR.
                                                since 2000

Barbara E. Campbell      Treasurer of the      Since 2002(2)     Vice President of EVM and BMR. Officer of 192 registered investment
6/19/57 45                   Portfolio                           companies managed by EVM or BMR.

James L. O'Connor        Treasurer of the       Since 1989       Vice President of BMR, EVM and EVD. Officer of 114 registered
4/1/45                         Trust                             investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53         Chief            Since 2004       Vice President of EVM and BMR. Officer of 192 registered investment
                            Compliance                           companies managed by EVM or BMR.
                              Officer

(1)  Includes both master and feeder funds in a master-feeder structure.
(2)  Prior to 2002, Mr. Swaffield served as Vice President of the Portfolio since 2000 and Ms. Campbell served as Assistant
     Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                  INVESTMENT ADVISER OF FLOATING RATE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                 ADMINISTRATOR OF EATON VANCE FLOATING-RATE FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022

                         EATON VANCE FLOATING-RATE FUND
                            THE EATON VANCE BUILDING
                                255 State Street
                                Boston, MA 02109

--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.
--------------------------------------------------------------------------------

1044-12/04                                                                 FRSRC
       [logo]
    EATON VANCE
-------------------
Managed Investments

                                                               [graphic omitted]

Annual Report October 31, 2004

[graphic omitted]

                                   EATON VANCE
                                  FLOATING-RATE
                                   HIGH INCOME
                                      FUND

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

o We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

            For more information about Eaton Vance's Privacy Policy,
                          please call 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

                                   ----------

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

                                   ----------

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

The Fund
--------------------------------------------------------------------------------
     PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2004

o The Fund's Class A shares distributed $0.372 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $10.32 net asset value on October 31, 2004, the Fund had a distribution rate of 3.84%.(1) The Class A SEC 30-day yield at October 31 was 3.86%.(2)

o The Fund's Class B shares distributed $0.277 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $9.70 net asset value on October 31, 2004, the Fund had a distribution rate of 3.09%.(1) The Class B SEC 30-day yield at October 31 was 3.14%.(2)

o The Fund's Class C shares distributed $0.277 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $9.70 net asset value on October 31, 2004, the Fund had a distribution rate of 3.09%.(1) The Class C SEC 30-day yield at October 31 was 3.14%.(2)

o The Fund's Institutional Class shares distributed $0.375 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $9.71 net asset value on October 31, 2004, the Fund had a distribution rate of 4.10%.(1) The Institutional Class SEC 30-day yield at October 31 was 4.10%.(2)

o The Fund's Advisers Class shares distributed $0.350 in income dividends during the year ended October 31, 2004. Based on the Fund's most recent distribution and a $9.71 net asset value on October 31, 2004, the Fund had a distribution rate of 3.84%.(1) The Advisers Class SEC 30-day yield at October 31 was 3.85%.(2)

     THE FUND'S INVESTMENTS

o Floating Rate Portfolio's investments included 412 borrowers at October 31, 2004, a significant increase during the year and part of an effort to diversify further. The Portfolio's average loan size was just 0.20% of net assets, and no industry constituted more than 7.0% of the Portfolio. Health care, publishing, telecommunications, leisure, and containers & glass products were the Portfolio's largest sector weightings.

o Due to improving fundamentals and strong technical factors in the loan market, loan credit spreads for new issues narrowed and prices averaged above-par in the secondary market. These trends have increased the importance of diligent credit risk-management.

o In economically sensitive areas, the Floating Rate Portfolio included the publishing and printing sector, such as newspapers with relatively stable, locally-based advertising revenues. Examples of other cyclical investments were chemical companies and container and glass producers, which should benefit from increased demand.

o While no specific sectors significantly underperformed, performance nonetheless slightly lagged that of the Fund's benchmark, the S&P/Loan Syndications and Trading Association (LSTA) Index (see next page for additional information about the Fund's new benchmark), which had a return of 5.54% for the year ended October 31, 2004.(3) This underperformance was the result of the Floating Rate Portfolio's relative underweighting of higher-yielding, lower quality loans compared to the Index.

o High Income Portfolio provided a yield enhancement for the Fund and performed well during the past year. The Portfolio was positioned more defensively, maintaining a lower duration and a larger cash position.

--------------------------------------------------------------------------------
The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(3) It is not possible to invest directly in an Index. The Index's total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

     ---------------------------------------------------------------------------
     Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.
     ---------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the S&P/Loan Syndications and Trading Association (LSTA) Index, an unmanaged loan market index. With this report, we are establishing the S&P/LSTA Index as the Fund's primary benchmark in the belief that it more accurately reflects the Portfolio's investment universe than does the Fund's previous benchmark, the CSFB Leveraged Loan Index. In accordance with Securities and Exchange Commission regulations, we are including both Indexes for this report only. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the S&P/Loan Syndications and Trading Association (LSTA) Index and the CSFB Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE(1)                                            Institution   Advisers
                          Class A    Class B    Class C      Class        Class
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                    4.69%       3.98%     3.98%       5.02%       4.76%
Life of Fund+               6.03        3.87      3.88        4.81        4.60

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One year                    2.29%      -1.02%     2.98%       5.02%       4.76%
Life of Fund+               4.43        3.45      3.88        4.81        4.60

+ Inception Dates - Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Institutional Class: 9/15/00; Advisers Class: 9/7/00

(1) Average annual total returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charge was deducted, the performance would be reduced. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect 1% CDSC. Class A shares redeemed or exchanged within three months of settlement of purchase are subject to a 1% redemption fee. Institutional Class and Advisers Class shares do not have a sales charge.

FUND ALLOCATIONS(2)
--------------------------------------------------------------------------------

                 High Income Portfolio                    15.7%
                 Commercial Paper                          8.2%
                 Short-Term Instruments                    3.0%
                 Corporate Bonds/Notes                     0.7%
                 Common Stocks                             0.1%
                 Other                                     1.1%
                 Senior Floating Rate Interests           71.2%

(2) As of October 31, 2004. Holdings subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate High Income Fund Class B vs. the S&P/Loan Syndications and Trading Association (LSTA) Index and the CSFB Leveraged Loan Index*

September 30, 2000 - October 31, 2004

               Eaton Vance Floating-Rate High Income Fund- Class B
                                Inception: 9/5/00

                 Fund             Fund              CSFB             SP-LSTA
               Value at        Value With      Leveraged Loan     Leveraged Loan
 Date             NAV         Sales Charge          Index             Index
--------------------------------------------------------------------------------
 9/30/2000      10,000           10,000            10,000            10,000
10/31/2000      10,095           10,095            10,005            10,000
11/30/2000      10,114           10,114            10,027            10,035
12/31/2000      10,197           10,197            10,097            10,080
 1/31/2001      10,374           10,374            10,158            10,203
 2/28/2001      10,427           10,427            10,246            10,304
 3/31/2001      10,410           10,410            10,258            10,298
 4/30/2001      10,415           10,415            10,215            10,276
 5/31/2001      10,493           10,493            10,337            10,408
 6/30/2001      10,437           10,437            10,350            10,410
 7/31/2001      10,475           10,475            10,376            10,498
 8/31/2001      10,511           10,511            10,459            10,570
 9/30/2001      10,340           10,340            10,259            10,409
10/31/2001      10,383           10,383            10,099            10,293
11/30/2001      10,476           10,476            10,258            10,418
12/31/2001      10,526           10,526            10,364            10,504
 1/31/2002      10,550           10,550            10,421            10,557
 2/28/2002      10,516           10,516            10,381            10,533
 3/31/2002      10,584           10,584            10,502            10,654
 4/30/2002      10,632           10,632            10,614            10,786
 5/31/2002      10,635           10,635            10,607            10,788
 6/30/2002      10,538           10,538            10,447            10,684
 7/31/2002      10,466           10,466            10,289            10,582
 8/31/2002      10,461           10,461            10,259            10,550
 9/30/2002      10,455           10,455            10,281            10,561
10/31/2002      10,370           10,370            10,143            10,430
11/30/2002      10,486           10,486            10,318            10,580
12/31/2002      10,557           10,557            10,480            10,730
 1/31/2003      10,627           10,627            10,622            10,839
 2/28/2003      10,670           10,670            10,677            10,886
 3/31/2003      10,718           10,718            10,711            10,919
 4/30/2003      10,871           10,871            10,862            11,074
 5/31/2003      10,941           10,941            11,008            11,176
 6/30/2003      11,070           11,070            11,164            11,307
 7/31/2003      11,116           11,116            11,240            11,390
 8/31/2003      11,145           11,145            11,264            11,410
 9/30/2003      11,232           11,232            11,377            11,541
10/31/2003      11,308           11,308            11,479            11,628
11/30/2003      11,360           11,360            11,563            11,699
12/31/2003      11,435           11,435            11,634            11,779
 1/31/2004      11,521           11,521            11,755            11,876
 2/29/2004      11,522           11,522            11,792            11,910
 3/31/2004      11,538           11,538            11,840            11,962
 4/30/2004      11,577           11,577            11,895            12,015
 5/31/2004      11,543           11,543            11,921            12,024
 6/30/2004      11,605           11,605            11,998            12,109
 7/31/2004      11,633           11,633            12,039            12,142
 8/31/2004      11,650           11,650            12,058            12,167
 9/30/2004      11,691           11,691            12,104            12,217
10/31/2004      11,758           11,758            12,164            12,272
    Less 2%                         195
10/31/2003                       11,563+

+ This figure reflects Class B share's maximum applicable contingent deferred sales charge deducted at redemption as follows: 5% - 1st and 2nd years;
     4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

* Sources: Thomson Financial; Bloomberg, L.P.; Credit Suisse First Boston. Investment operations commenced 9/5/00. $10,000 hypothetical investment in the Fund's Class A shares on 5/7/03 at net asset value would have been worth $10,912 on October 31, 2004; $10,667, including sales charge. A $10,000 hypothetical investment in the Fund's Class C shares on 9/5/00 at net asset value would have been worth $11,761 on October 31, 2004. An investment in the Fund's Institutional Class shares on 9/15/00 at net asset value would have been worth $12,143 on October 31, 2004. An investment in the Fund's Advisers Class shares on 9/7/00 at net asset value would have been worth $12,051 on October 31, 2004. The Index's total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.
--------------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------
                                 EATON VANCE FLOATING-RATE HIGH INCOME FUND

                              Beginning Account Value   Ending Account Value   Expenses Paid During Period*
                                      (5/1/04)               (10/31/04)              (5/1/04-10/31/04)
-----------------------------------------------------------------------------------------------------------
Actual
Class A                              $1,000.00               $1,020.40                    $5.33
Class B                              $1,000.00               $1,015.70                    $9.02
Class C                              $1,000.00               $1,016.70                    $9.07
Institutional Class                  $1,000.00               $1,021.90                    $4.07
Adviser Class                        $1,000.00               $1,020.60                    $5.33
-----------------------------------------------------------------------------------------------------------

Hypothetical
(5% return before expenses)
Class A                              $1,000.00               $1,019.90                    $5.33
Class B                              $1,000.00               $1,016.20                    $9.02
Class C                              $1,000.00               $1,016.10                    $9.07
Institutional Class                  $1,000.00               $1,021.10                    $4.06
Adviser Class                        $1,000.00               $1,019.90                    $5.33

*    Expenses are equal to the Fund's annualized expense ratio of 1.05% for Class A shares, 1.78% for Class
     B shares, 1.79% for Class C shares, 0.80% for Institutional Class shares and 1.05% for Adviser Class shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolios.
-----------------------------------------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

As of October 31, 2004

Assets
--------------------------------------------------------------------------------
Investment in Floating Rate Portfolio, at value (identified
  cost, $1,359,328,480)                                          $1,365,677,460
Investment in High Income Portfolio, at value (identified
  cost, $249,312,980)                                               255,591,195
Receivable for Fund shares sold                                      11,018,101
--------------------------------------------------------------------------------
Total assets                                                     $1,632,286,756
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                 $    5,683,547
Payable to affiliate for distribution and service fees                  294,966
Payable to affiliate for Trustees' fees                                     220
Dividends payable                                                     1,413,492
Accrued expenses                                                        297,848
--------------------------------------------------------------------------------
Total liabilities                                                $    7,690,073
--------------------------------------------------------------------------------
Net Assets                                                       $1,624,596,683
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                  $1,641,155,471
Accumulated net realized loss from Portfolio (computed on
  the basis of identified cost)                                     (29,066,963)
Accumulated distributions in excess of net investment income           (119,482)
Net unrealized appreciation from Portfolios (computed on the
  basis of identified cost)                                          12,627,657
--------------------------------------------------------------------------------
Total                                                            $1,624,596,683
--------------------------------------------------------------------------------

Advisers Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  474,218,513
Shares Outstanding                                                   48,861,264
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $         9.71
--------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  431,256,728
Shares Outstanding                                                   41,795,748
Net Asset Value and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $        10.32
Maximum Offering Price Per Share
  (100 / 97.75 of $10.32)                                        $        10.56
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  182,044,522
Shares Outstanding                                                   18,764,047
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $         9.70
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  513,458,757
Shares Outstanding                                                   52,940,885
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $         9.70
--------------------------------------------------------------------------------

Institutional Shares
--------------------------------------------------------------------------------
Net Assets                                                       $   23,618,163
Shares Outstanding                                                    2,432,688
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets 3 shares of beneficial interest outstanding)       $         9.71
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended October 31, 2004

Investment Income
--------------------------------------------------------------------------------
Interest allocated from Portfolios                               $   48,639,625
Dividends allocated from Portfolio (Note 8)                             233,928
Miscellaneous income allocated from Portfolio (Note 8)                  142,852
Expenses allocated from Portfolios                                   (5,938,835)
--------------------------------------------------------------------------------
Net investment income from Portfolios                            $   43,077,570
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Administration fee                                               $    1,581,387
Trustees' fees and expenses                                               2,949
Distribution and service fees
  Advisers                                                              582,698
  Class A                                                               568,904
  Class B                                                             1,747,251
  Class C                                                             4,091,200
Transfer and dividend disbursing agent fees                             627,456
Registration fees                                                       297,473
Printing and postage                                                    108,608
Custodian fee                                                            29,087
Legal and accounting                                                     20,890
services
Miscellaneous                                                            23,546
--------------------------------------------------------------------------------
Total expenses                                                   $    9,681,449
--------------------------------------------------------------------------------
Net investment income                                            $   33,396,121
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolios
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                $   (1,247,127)
  Swap contracts                                                         62,877
  Foreign currency and forward foreign currency exchange
    contract transactions                                               (74,648)
--------------------------------------------------------------------------------
Net realized loss                                                $   (1,258,898)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                            $   11,322,347
  Swap contracts                                                        (88,021)
  Foreign currency and forward foreign currency exchange
    contracts                                                             2,458
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $   11,236,784
--------------------------------------------------------------------------------
Net realized and unrealized gain                                 $    9,977,886
--------------------------------------------------------------------------------
Net increase in net assets from operations                       $   43,374,007
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                         Year Ended          Year Ended
in Net Assets                               October 31, 2004    October 31, 2003
--------------------------------------------------------------------------------
From operations --
  Net investment income                      $   33,396,121      $   17,998,104
  Net realized loss from investment
    transactions, swap contracts, and
    foreign currency                             (1,258,898)         (2,906,744)
  Net change in unrealized appreciation
    (depreciation) from investments,
    swaps contracts, and foreign currency        11,236,784          25,492,422
--------------------------------------------------------------------------------
Net increase in net assets from operations   $   43,374,007      $   40,583,782
--------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income
    Advisers                                 $   (8,508,736)     $   (1,613,334)
    Class A                                      (8,161,845)           (260,044)
    Class B                                      (5,016,477)         (5,931,547)
    Class C                                     (11,731,160)        (10,408,540)
    Institutional                                  (383,651)            (88,236)
--------------------------------------------------------------------------------
Total distributions to shareholders          $  (33,801,869)     $  (18,301,701)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest --
  Proceeds from sale of shares
    Advisers                                 $  476,534,349      $   49,720,453
    Class A                                     448,467,252          45,561,870
    Class B                                      51,686,906          31,057,404
    Class C                                     297,151,276          94,691,495
    Institutional                                25,154,520           1,828,633
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared
    Advisers                                      6,812,134           1,272,619
    Class A                                       5,768,281             191,323
    Class B                                       3,038,792           3,296,400
    Class C                                       7,820,760           7,121,303
    Institutional                                   305,432              57,080
  Cost of shares redeemed
    Advisers                                    (79,563,049)        (15,414,913)
    Class A                                     (65,830,754)         (6,922,602)
    Class B                                     (34,024,936)        (46,029,341)
    Class C                                     (98,569,752)        (90,454,127)
    Institutional                                (5,307,655)          (301,549)
  Net asset value of shares exchanged
    Class A                                       1,838,607                  --
    Class B                                      (1,838,607)                 --
  Redemption Fees                                    87,827                  --
--------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                    $1,039,531,383      $   75,676,048
--------------------------------------------------------------------------------
Net increase in net assets                   $1,049,103,521      $   97,958,129
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $  575,493,162      $  477,535,033
--------------------------------------------------------------------------------
At end of year                               $1,624,596,683      $  575,493,162
--------------------------------------------------------------------------------

Accumulated distributions in excess of net
investment income included in net assets
--------------------------------------------------------------------------------
At end of year                               $     (119,482)     $     (118,889)
--------------------------------------------------------------------------------
* Certain prior year amounts have been reclassed to conform to the current year presentation.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                       Class A
                                                         -----------------------------------
                                                               Year Ended October 31,
                                                         -----------------------------------
                                                            2004(1)           2003(1)(2)
--------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $     10.220       $     10.000
--------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------
Net investment income                                    $      0.363       $      0.179
Net realized and unrealized gain                                0.109              0.241
--------------------------------------------------------------------------------------------
Total income from operations                             $      0.472       $      0.420
--------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------
From net investment income                               $     (0.372)      $     (0.200)
--------------------------------------------------------------------------------------------
Total distributions                                      $     (0.372)      $     (0.200)
--------------------------------------------------------------------------------------------
Redemption fees                                          $      0.000(6)    $         --
--------------------------------------------------------------------------------------------
Net asset value -- End of period                         $     10.320       $     10.220
--------------------------------------------------------------------------------------------
Total Return(3)                                                  4.69%              4.23%
--------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                  $    431,257       $     39,128
Ratios (As a percentage of average daily net assets):
       Expenses(4)                                               1.07%              1.12%(5)
       Expenses after custodian fee reduction(4)                 1.07%              1.12%(5)
       Net investment income                                     3.52%              3.68%(5)
Portfolio turnover of the Floating Rate Portfolio                  67%                64%
Portfolio turnover of the High Income Portfolio                    80%               118%
--------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  For the period from the start of business, May 7, 2003, to October 31, 2003.
(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6)  Amounts represent less than $0.005 per share.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                         Advisers
                                                        --------------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                        --------------------------------------------------------------------------
                                                          2004(1)        2003(1)      2002(1)(2)        2001        2000(1)(3)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.610     $    9.140     $    9.550     $    9.930     $   10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $    0.347     $    0.407     $    0.472     $    0.725     $    0.115
Net realized and unrealized gain (loss)                      0.103          0.486         (0.408)        (0.383)        (0.070)
----------------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $    0.450     $    0.893     $    0.064     $    0.342     $    0.045
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                              $   (0.350)    $   (0.423)    $   (0.474)    $   (0.722)    $   (0.115)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $   (0.350)    $   (0.423)    $   (0.474)    $   (0.722)    $   (0.115)
----------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                         $    0.000(7)  $    0.000(7)  $       --     $       --     $       --
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $    9.710     $    9.610     $    9.140     $    9.550     $    9.930
----------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                               4.76%          9.98%          0.62%          3.49%          0.44%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $  474,219     $   68,258     $   30,960     $   33,773     $    7,074
Ratios (As a percentage of average daily net assets):
       Net expenses(5)                                        1.06%          1.12%          1.15%          1.03%          0.08%(6)
       Net expenses after custodian fee reduction(5)          1.06%          1.12%          1.15%          1.03%         0.089%(6)
       Net investment income                                  3.59           4.32           4.98%          6.94%          7.31%(6)
Portfolio Turnover of the Floating-Rate Portfolio               67%            64%            76%            52%             3%
Portfolio Turnover of the High Income Portfolio                 80%           118%            88%            83%            41%
----------------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator.
     He such action not been taken, the ratios and net investment income per share would have been as follows:
     Ratios (As a percentage of average daily net assets):
            Expenses(5)                                                                                    1.16%          1.68%(6)
            Expenses after custodian fee reduction(5)                                                      1.16%          1.68%(6)
            Net investment income                                                                          6.81%          5.71%(6)
     Net investment income per share                                                                 $    0.711     $    0.090
----------------------------------------------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and
     Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by
     $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.01% to 4.98%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)  For the period from the start of business, September 7, 2000, to October 31, 2000.
(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.
(7)  Amounts represent less than $0.0005 per share.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                         Class B
                                                        --------------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                        --------------------------------------------------------------------------
                                                          2004(1)        2003(1)      2002(1)(2)        2001        2000(1)(3)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.600     $    9.140     $    9.550     $    9.930     $   10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $    0.275     $    0.348     $    0.400     $    0.664     $    0.125
Net realized and unrealized gain (loss)                      0.102          0.465         (0.407)        (0.382)        (0.070)
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                     $    0.377     $    0.813     $   (0.007)    $    0.282     $    0.055
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                              $   (0.277)    $   (0.353)    $   (0.403)    $   (0.662)    $   (0.125)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $   (0.277)    $   (0.353)    $   (0.403)    $   (0.662)    $   (0.125)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $    9.700     $    9.600     $    9.140     $    9.550     $    9.930
----------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                               3.98%          9.05%         (0.13)%         2.86%          0.55%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $  182,045     $  161,457     $  165,834     $  202,557     $   20,008
Ratios (As a percentage of average daily net assets):
       Net expenses(5)                                        1.82%          1.87%          1.90%          1.71%          0.12%(6)
       Net expenses after custodian fee reduction(5)          1.82%          1.87%          1.90%          1.71%          0.12%(6)
       Net investment income                                  2.84%          3.71%          4.22%          6.18%          7.29%(6)
Portfolio Turnover of the Floating-Rate Portfolio               67%            64%            76%            52%             3%
Portfolio Turnover of the High Income Portfolio                 80%           118%            88%            83%            41%
----------------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution and service fees, and an allocation of expenses to the Investment Adviser/Administrator.
     Had such actions not been taken, the ratios and net investment income per share would have been as follows:
     Ratios (As a percentage of average daily net assets):
            Expenses(5)                                                                                    1.92%          2.41%(6)
            Expenses after custodian fee reduction(5)                                                      1.92%          2.41%(6)
            Net investment income                                                                          5.97%          4.99%(6)
     Net investment income per share                                                                 $    0.641     $    0.086
----------------------------------------------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and
     Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by
     $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.25% to 4.22%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)  For the period from the start of business, September 5, 2000, to October 31, 2000.
(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                          Class C
                                                        --------------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                        --------------------------------------------------------------------------
                                                          2004(1)        2003(1)      2002(1)(2)        2001        2000(1)(3)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.600     $    9.140     $    9.540     $    9.930     $   10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $    0.273     $    0.346     $    0.401     $    0.665     $    0.126
Net realized and unrealized gain (loss)                      0.104          0.467         (0.398)        (0.393)        (0.069)
----------------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $    0.377     $    0.813     $    0.003     $    0.272     $    0.057
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                              $   (0.277)    $   (0.353)    $   (0.403)    $   (0.662)    $   (0.127)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $   (0.277)    $   (0.353)    $   (0.403)    $   (0.662)    $   (0.127)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $    9.700     $    9.600     $    9.140     $    9.540     $    9.930
----------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                               3.98%          9.06%         (0.03)%         2.75%          0.57%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $  513,459     $  303,297     $  279,061     $  376,884     $   84,092
Ratios (As a percentage of average daily net assets):
       Net expenses(5)                                        1.82%          1.87%          1.91%          1.66%          0.10%(6)
       Net expenses after custodian fee reduction(5)          1.82%          1.87%          1.91%          1.66%          0.10%(6)
       Net investment income                                  2.83%          3.69%          4.23%          6.35%          8.16%(6)
Portfolio Turnover of the Floating-Rate Portfolio               67%            64%            76%            52%             3%
Portfolio Turnover of the High Income Portfolio                 80%           118%            88%            83%            41%
----------------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, and an allocation of expenses to the Investment Adviser/ Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
     Ratios (As a percentage of average daily net assets):
            Expenses(5)                                                                                    1.89%          2.41%(6)
            Expenses after custodian fee reduction(5)                                                      1.89%          2.41%(6)
            Net investment income                                                                          6.12%          5.85%(6)
     Net investment income per share                                                                 $    0.641     $    0.090
----------------------------------------------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and
     Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by
     $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.26% to 4.23%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)  For the period from the start of business, September 5, 2000, to October 31, 2000.
(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                       Institutional
                                                        --------------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                        --------------------------------------------------------------------------
                                                          2004(1)        2003(1)      2002(1)(2)        2001        2000(1)(3)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.610     $    9.150     $    9.550     $    9.940     $   10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $    0.373     $    0.432     $    0.500     $    0.750     $    0.097
Net realized and unrealized gain (loss)                      0.102          0.476         (0.402)        (0.398)        (0.061)
----------------------------------------------------------------------------------------------------------------------------------
Total income from operations                            $    0.475     $    0.908     $    0.098     $    0.352     $    0.036
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                              $   (0.375)    $   (0.448)    $   (0.498)    $   (0.742)    $   (0.096)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $   (0.375)    $   (0.448)    $   (0.498)    $   (0.742)    $   (0.096)
----------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                         $    0.000(7)  $       --     $       --     $       --     $       --
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                          $    9.710     $    9.610     $    9.150     $    9.550     $    9.940
----------------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                               5.02%         10.14%          0.98%          3.58%          0.36%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $   23,618     $    3,355     $    1,681     $    7,440     $   45,852
Ratios (As a percentage of average daily net assets):
       Net expenses(5)                                        0.82%          0.87%          0.94%          0.58%          0.08%(6)
       Net expenses after custodian fee reduction(5)          0.82%          0.87%          0.94%          0.58%          0.08%(6)
       Net investment income                                  3.85%          4.59%          5.24%          7.95%          8.87%(6)
Portfolio Turnover of the Floating-Rate Portfolio               67%            64%            76%            52%             3%
Portfolio Turnover of the High Income Portfolio                 80%           118%            88%            83%            41%
----------------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, and an allocation of expenses to the Investment Adviser/ Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
     Ratios (As a percentage of average daily net assets):
            Expenses(5)                                                                                    0.71%          1.45%(6)
            Expenses after custodian fee reduction(5)                                                      0.71%          1.45%(6)
            Net investment income                                                                          7.82%          7.50%(6)
     Net investment income per share                                                                 $    0.738     $    0.082
----------------------------------------------------------------------------------------------------------------------------------
(1)  Net investment income per share was computed using average shares outstanding.
(2)  The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and
     Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by
     $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.27% to 5.24%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3)  For the period from the start of business, September 15, 2000, to October 31, 2000.
(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.
(7)  Amounts represent less than $0.0005 per share.

                       See notes to financial statements

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Floating-Rate High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class A shares are generally sold subject to a sales charge imposed at time of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Floating Rate Portfolio and High Income Portfolio (the Portfolios), New York trusts having the same investment objectives as the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Portfolio (25.3% and 19.8% at October 31, 2004, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors, Inc (EVD) by calling 1-800-225-6265.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Other investments listed on securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market system are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $28,859,017 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008 ($9,059), on October 31, 2009 ($7,397,085) October 31, 2010 ($16,168,986) and
  October 31, 2011 ($2,993,864) and October 31, 2012 ($2,290,023).

  D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  E Expenses -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

  F Indemnifications -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of Allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are classified to paid-in capital.

  The tax character of distributions paid for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                                    Year Ended October 31,
                                              ----------------------------------
                                                  2004                 2003
  ------------------------------------------------------------------------------
  Distributions declared from:

  Ordinary income                             $ 33,801,869         $ 18,301,701

  During the year ended October 31, 2004, accumulated distributions in excess of net investment income was decreased by $405,155, accumulated net realized loss was increased by $1,480,752 and paid-in capital was increased by $1,075,597 primarily due to differences between book and tax accounting. This change had no effect on the net assets or the net asset value per share.

  As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Undistributed income                                           $  1,292,596
    Capital loss carryforwards                                     $(28,859,017)
    Unrealized gain                                                $ 12,419,711
    Other temporary differences                                    $ (1,412,078)

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    Year Ended October 31,
                                              ----------------------------------
  Advisers                                         2004                 2003
  ------------------------------------------------------------------------------
  Sales                                         49,274,671            5,239,099
  Issued to shareholders electing to receive
    payments of distributions in Fund shares       703,812              135,040
  Redemptions                                   (8,222,041)          (1,655,310)
  ------------------------------------------------------------------------------
  Net increase                                  41,756,442            3,718,829
  ------------------------------------------------------------------------------

                                                    Year Ended October 31,
                                              ----------------------------------
  Class A                                          2004                2003(1)
  ------------------------------------------------------------------------------
  Sales                                         43,621,913            4,495,458
  Issued to shareholders electing to receive
    payments of distributions in Fund shares       560,535               18,815
  Redemptions                                   (6,396,729)            (683,894)
  Exchange from Class B shares                     179,651                   --
  ------------------------------------------------------------------------------
  Net increase                                  37,965,370            3,830,379
  ------------------------------------------------------------------------------

                                                    Year Ended October 31,
                                              ----------------------------------
  Class B                                          2004                 2003
  ------------------------------------------------------------------------------
  Sales                                          5,347,185            3,282,048
  Issued to shareholders electing to receive
    payments of distributions in Fund shares       314,193              351,239
  Redemptions                                   (3,518,733)          (4,961,685)
  Exchange to Class A shares                      (189,925)                  --
  ------------------------------------------------------------------------------
  Net increase (decrease)                        1,952,720           (1,328,398)
  ------------------------------------------------------------------------------

                                                    Year Ended October 31,
                                              ----------------------------------
  Class C                                          2004                 2003
  ------------------------------------------------------------------------------
  Sales                                         30,739,947           10,008,502
  Issued to shareholders electing to receive
    payments of distributions in Fund shares       808,641              758,767
  Redemptions                                  (10,194,182)          (9,711,790)
  ------------------------------------------------------------------------------
  Net increase                                  21,354,406            1,055,479
  ------------------------------------------------------------------------------

                                                    Year Ended October 31,
                                              ----------------------------------
  Institutional                                    2004                 2003
  ------------------------------------------------------------------------------
  Sales                                          2,600,023              192,222
  Issued to shareholders electing to receive
    payments of distributions in Fund shares        31,534                6,051
  Redemptions                                     (547,877)             (32,988)
  ------------------------------------------------------------------------------
  Net increase                                   2,083,680              165,285
  ------------------------------------------------------------------------------
  (1) For the period from the commencement of offering of Class A shares, May 7, 2003, to October 31, 2003.

  Redemptions or exchanges of Advisers, Class A or Institutional Class shares made within three months of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2004 the Fund received $41,660, $44,368 and $1,799 in redemption fees on Advisers, Class A and Institutional Class shares, respectively which were less than $0.001 per share. For the year ended October 31, 2003, the Fund received $1,007 in redemption fees on Advisers Class shares, which was less than $0.001 per share.

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% (annualized) of the Fund's average daily net assets. For the year ended October 31, 2004, the fee amounted to $1,581,387. The Portfolios have engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to Financial Statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2004, EVM earned $55,485 in sub-transfer agent fees. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations. The Fund was informed that EVD, a subsidiary of EVM and the Fund's principal underwriter, received $99,219 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

5 Distribution and Service Plans
--------------------------------------------------------------------------------
  The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) and Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. For the year ended October 31, 2004, the Fund paid or accrued $1,310,439 and $3,068,400, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $9,014,000 and $37,429,000 for Class B and Class C shares, respectively.

  The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% (annualized) of the Fund's average daily net assets attributable to the Advisers Class, Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $582,698, $568,904, $436,812, and $1,022,800 for Advisers Class,
  Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $483,000 and $146,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2004.

7 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2004, aggregated $858,102,744 and $10,143,395, respectively. Increases and decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2004, aggregated $151,754,356 and $2,114,471, respectively.

8 Investment in Portfolios
--------------------------------------------------------------------------------
  For the year ended October 31, 2004, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                      Floating          High
                                        Rate           Income
                                     Portfolio       Portfolio         Total
--------------------------------------------------------------------------------
Dividend income                    $         --    $    233,928    $    233,928
Interest income                      34,150,895      14,488,730      48,639,625
Miscellaneous income                         --         142,852         142,852
Expenses                             (4,987,263)       (951,572)     (5,938,835)
--------------------------------------------------------------------------------
Net investment income              $ 29,163,632    $ 13,913,938    $ 43,077,570
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investments (identified cost
    basis)                         $ (2,647,359)   $  1,400,232    $ (1,247,127)
  Swap contracts                         62,877              --          62,877
  Foreign currency and forward
    foreign currency exchange
    contracts                                --         (74,648)        (74,648)
--------------------------------------------------------------------------------
Net realized gain (loss) on
  investments                      $ (2,584,482)   $  1,325,584    $ (1,258,898)
--------------------------------------------------------------------------------
Change in unrealized appreciation
  (depreciation) --
  Investment transactions          $  7,143,405    $  4,178,942    $ 11,322,347
  Swap contracts                        (88,021)             --         (88,021)
  Foreign currency and forward
    foreign currency exchange
    contracts                                --           2,458           2,458
--------------------------------------------------------------------------------
Net change in unrealized
  appreciation (depreciation)      $  7,055,384    $  4,181,400    $ 11,236,784
--------------------------------------------------------------------------------

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate High Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate High Income Fund (the Fund) as of October 31, 2004, and the related statement of operations for each of the years then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, September 5, 2000, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate High Income Fund at October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Floating Rate Portfolio as of October 31, 2004

PORTFOLIO OF INVESTMENTS

Senior Floating Rate Interests -- 84.6%(1)

Principal
Amount           Borrower/Tranche Description                         Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.6%
--------------------------------------------------------------------------------
                 Alliant Techsystems, Inc.
$19,096,194      Term Loan, 5.67%, Maturing March 31, 2011       $   19,358,767
                 ARINC, Inc.
  2,982,506      Term Loan, 4.12%, Maturing March 10, 2010            3,019,788
                 Caci International, Inc.
  8,382,875      Term Loan, 3.95%, Maturing May 3, 2011               8,466,704
                 Ceradyne, Inc.
  6,735,000      Term Loan, 3.91%, Maturing August 18, 2011           6,823,397
                 DRS Technologies, Inc.
 10,447,093      Term Loan, 3.73%, Maturing November 4, 2010         10,545,035
                 Standard Aero Holdings, Inc.
  7,328,723      Term Loan, 4.51%, Maturing August 24, 2012           7,434,073
                 Transdigm, Inc.
 16,801,073      Term Loan, 5.44%, Maturing July 22, 2010            17,037,346
                 United Defense Industries, Inc.
  6,768,315      Term Loan, 3.97%, Maturing August 31, 2009           6,835,152
                 Vought Aircraft Industries, Inc.
  5,088,675      Term Loan, 4.25%, Maturing December 31, 2006         5,133,201
    131,205      Term Loan, 4.25%, Maturing July 24, 2007               132,763
    216,665      Term Loan, 4.25%, Maturing July 24, 2008               219,238
--------------------------------------------------------------------------------
                                                                 $   85,005,464
--------------------------------------------------------------------------------
Air Transport -- 0.3%
--------------------------------------------------------------------------------
                 United Airlines, Inc.
$14,000,000      DIP Loan, 8.00%, Maturing June 30, 2005         $   14,157,500
--------------------------------------------------------------------------------
                                                                 $   14,157,500
--------------------------------------------------------------------------------
Automotive -- 4.2%
--------------------------------------------------------------------------------
                 Accuride Corp.
$ 4,290,997      Term Loan, 4.73%, Maturing January 21, 2007     $    4,400,953
  8,457,500      Term Loan, 6.69%, Maturing June 13, 2007             8,684,795
                 Citation Corp.
     55,556      Revolving Loan, 6.75%, Maturing March 31, 2005          55,278
                 Collins & Aikman Products, Co.
 12,539,820      Revolving Loan, 5.81%, Maturing August 31,          12,524,145
                 2009
                 Dayco Products, LLC
 12,745,016      Term Loan, 3.98%, Maturing June 23, 2011            12,952,122
                 Dura Operating Corp.
  5,125,321      Term Loan, 4.46%, Maturing December 31, 2007         5,165,899
                 Exide Technologies
  4,737,500      Term Loan, 5.25%, Maturing May 5, 2010               4,749,344
  4,737,500      Term Loan, 5.25%, Maturing May 5, 2010               4,749,344
                 Federal-Mogul Corp.
  4,754,768      Revolving Loan, 4.94%, Maturing December 31,
                 2004                                                 4,399,649
  2,398,851      Term Loan, 5.71%, Maturing February 6, 2005          2,425,838
 11,843,734      Revolving Loan, 4.94%, Maturing February 24,
                 2005                                                11,902,953
  4,108,827      Term Loan, 4.94%, Maturing February 24, 2005         3,823,778
  6,000,000      Term Loan, 5.71%, Maturing February 24, 2005         5,600,628
  5,137,364      Term Loan, 5.71%, Maturing February 24, 2005         5,175,894
                 HLI Operating Co., Inc.
  8,114,246      Term Loan, 4.25%, Maturing June 3, 2009              8,224,551
                 Key Automotive Group
  5,600,295      Term Loan, 4.87%, Maturing June 29, 2010             5,668,552
                 Keystone Automotive Operations
  9,289,140      Term Loan, 4.87%, Maturing October 30, 2009          9,409,611
                 Meridian Automotive Systems
    995,000      Term Loan, 4.44%, Maturing April 27, 2010              927,837
                 Metaldyne Corp.
  9,406,803      Term Loan, 4.48%, Maturing December 31, 2009         9,385,243
                 Plastech Engineered Products
  6,855,172      Term Loan, 5.09%, Maturing March 31, 2010            6,970,854
                 Tenneco Automotive, Inc.
 10,995,475      Term Loan, 4.88%, Maturing December 12, 2009        11,201,640
  5,174,079      Term Loan, 4.88%, Maturing December 12, 2010         5,273,251
                 The Goodyear Tire & Rubber Co.
  7,550,000      Term Loan, 5.16%, Maturing March 31, 2006            7,660,894
 16,093,357      Term Loan, 6.43%, Maturing March 31, 2006           16,405,165
  4,000,000      Term Loan, 5.16%, Maturing September 30,             4,046,252
                 2007
                 TI Automotive Limited
  7,565,000      Term Loan, 5.23%, Maturing June 30, 2011             7,517,719
                 Trimas Corp.
  8,532,771      Term Loan, 5.62%, Maturing December 31, 2009         8,618,099
                 TRW Automotive, Inc.
 12,861,776      Term Loan, 4.13%, Maturing February 27, 2009        13,032,195
 20,597,798      Term Loan, 4.13%, Maturing February 28, 2011        20,943,244
                 United Components, Inc.
  5,140,000      Term Loan, 6.09%, Maturing June 30, 2010             5,213,887
--------------------------------------------------------------------------------
                                                                 $  227,109,614
--------------------------------------------------------------------------------
Beverage and Tobacco -- 0.9%
--------------------------------------------------------------------------------
                 Constellation Brands, Inc.
$13,268,671      Term Loan, 3.50%, Maturing November 30, 2008    $   13,348,045
                 Culligan International Co.
  5,150,000      Term Loan, 4.34%, Maturing September 30,             5,229,439
                 2011
                 DS Waters, L.P.
  5,060,892      Term Loan, 4.83%, Maturing November 7, 2009          4,929,309
                 Southern Wine & Spirits of America
21,507,573       Term Loan, 4.32%, Maturing July 2, 2008             21,793,215
                 Sunny Delight Beverages Co.
  3,000,000      Term Loan, 5.98%, Maturing August 20, 2010           3,022,500
--------------------------------------------------------------------------------
                                                                 $   48,322,508
--------------------------------------------------------------------------------
Building and Development -- 3.9%
--------------------------------------------------------------------------------
                 Agbri Octagon
$   906,717      Term Loan, 4.09%, Maturing May 31, 2005         $      899,916
                 AIMCO Properties, L.P.
  2,080,899      Revolving Loan, 4.09%, Maturing February 28,
                 2005                                                 2,071,795
                 AP-Knight, L.P.
  2,421,772      Term Loan, 4.36%, Maturing December 11, 2004         2,418,745
                 BRE/Homestead, LLC
 12,500,000      Term Loan, 5.87%, Maturing January 11, 2006         12,476,562
                 Concordia Properties, LLC
  3,000,000      Term Loan, 5.83%, Maturing January 31, 2006          3,001,875
                 Crescent Real Estate
  3,709,091      Term Loan, 4.27%, Maturing May 11, 2005              3,709,091
                 DMB/CHII, LLC
  3,677,687      Term Loan, 4.38%, Maturing March 3, 2007             3,686,881
                 Formica Corp.
    577,554      Term Loan, 6.96%, Maturing June 10, 2010               580,442
  1,411,685      Term Loan, 6.96%, Maturing June 10, 2010             1,418,744
    721,943      Term Loan, 6.96%, Maturing June 10, 2010               725,552
  2,090,546      Term Loan, 6.96%, Maturing June 10, 2010             2,100,999
                 GGP, L.P.
 17,841,819      Term Loan, 3.19%, Maturing April 30, 2008           17,953,330
                 Landsource Communities, LLC
 16,500,000      Term Loan, 4.50%, Maturing March 31, 2010           16,778,438
                 Maax Corp.
  5,286,750      Term Loan, 4.61%, Maturing June 4, 2011              5,349,530
                 Macerich Partnership, L.P.
  6,016,800      Revolving Loan, 3.29%, Maturing July 30, 2007        6,016,800
                 Mueller Group, Inc.
 14,292,432      Term Loan, 4.71%, Maturing April 23, 2011           14,408,558
                 NCI Building Systems, Inc.
  8,570,000      Term Loan, 3.82%, Maturing June 18, 2010             8,679,807
                 Newkirk Master, L.P.
 12,231,402      Term Loan, 3.62%, Maturing November 24, 2006        12,414,873
                 Newkirk Tender Holdings, LLC
  5,401,619      Term Loan, 7.89%, Maturing May 25, 2006              5,455,635
  4,333,333      Term Loan, 7.89%, Maturing May 25, 2006              4,376,667
                 Nortek, Inc.
 14,400,000      Term Loan, 4.74%, Maturing August 27, 2011          14,627,995
                 Panolam Industries, Inc.
    500,000      Term Loan, 9.94%, Maturing November 24, 2007           505,000
                 Ply Gem Industries, Inc.
  3,350,000      Term Loan, 4.59%, Maturing February 12, 2011         3,382,455
  8,973,407      Term Loan, 4.59%, Maturing February 12, 2011         9,060,342
  1,583,542      Term Loan, 4.59%, Maturing February 12, 2011         1,598,884
                 St. Marys Cement, Inc.
 16,053,294      Term Loan, 3.98%, Maturing December 4, 2010         16,218,852
                 Sugarloaf Mills, LLC
  5,825,000      Term Loan, 4.84%, Maturing April 7, 2008             5,810,438
                 The Woodlands Commercial Properties Co., L.P.
  3,441,667      Term Loan, 4.23%, Maturing November 28, 2005         3,463,177
                 Tower Financing, LLC
  7,000,000      Term Loan, 5.44%, Maturing July 9, 2008              7,008,750
                 W9, Gpt Real Estate, L.P.
  4,500,000      Term Loan, 4.09%, Maturing March 27, 2006            4,500,000
                 Whitehall Street Real Estate L.P.
 14,969,573      Term Loan, 4.21%, Maturing September 11,            15,148,160
                 2006(2)
                 Wilmorite Holdings, L.P.
  4,324,000      Term Loan, 4.68%, Maturing March 27, 2006            4,345,620
--------------------------------------------------------------------------------
                                                                 $  210,193,913
--------------------------------------------------------------------------------
Business Equipment and Services -- 1.8%
--------------------------------------------------------------------------------
                 Allied Security Holdings, LLC
$ 8,500,000      Term Loan, 6.23%, Maturing June 30, 2010        $    8,606,250
                 Baker & Taylor, Inc.
  7,717,500      Revolving Loan, 4.00%, Maturing May 6, 2011          7,640,325
  4,650,000      Term Loan, 9.00%, Maturing May 6, 2011               4,650,000
                 Buhrmann US, Inc.
 12,001,441      Term Loan, 4.32%, Maturing December 23, 2010        12,166,461
                 Global Imaging Systems, Inc.
  3,192,754      Term Loan, 3.74%, Maturing May 10, 2010              3,232,664
                 Infousa, Inc.
  2,658,333      Term Loan, 4.63%, Maturing March 25, 2009            2,691,562
  3,092,250      Term Loan, 4.63%, Maturing June 4, 2010              3,130,903
                 Iron Mountain, Inc.
 17,126,884      Term Loan, 3.56%, Maturing April 2, 2011            17,251,054
                 Language Line, Inc.
 12,631,579      Term Loan, 4.50%, Maturing June 11, 2011            12,773,684
                 Mitchell International, Inc.
  6,217,950      Term Loan, 4.98%, Maturing August 13, 2011           6,297,621
                 Quintiles Transnational Corp.
  8,423,719      Term Loan, 6.23%, Maturing September 25, 2009        8,534,280
                 Williams Scotsman, Inc.
  5,683,887      Term Loan, 5.01%, Maturing December 31, 2006         5,762,041
                 Worldspan, L.P.
  2,112,771      Term Loan, 6.07%, Maturing June 30, 2007             2,123,996
--------------------------------------------------------------------------------
                                                                 $   94,860,841
--------------------------------------------------------------------------------
Cable and Satellite Television -- 3.7%
--------------------------------------------------------------------------------
                 Adelphia Communications Corp.
$ 6,753,048      DIP Loan, 4.25%, Maturing March 31, 2005        $    6,785,409
                 Atlantic Broadband Finance, LLC
  9,948,328      Term Loan, 5.23%, Maturing February 10, 2011        10,109,988
                 Bragg Communication, Inc.
  6,020,000      Term Loan, 3.81%, Maturing August 31, 2011           6,076,438
                 Bresnan Communications, LLC
    895,550      Term Loan, 5.86%, Maturing September 30, 2009          906,744
  3,000,000      Term Loan, 5.86%, Maturing September 30, 2010        3,042,189
                 Canadien Cable Acquisition
  6,525,000      Term Loan, 4.98%, Maturing July 30, 2011             6,594,328
                 Cebridge Connections, Inc.
  5,273,500      Term Loan, 5.17%, Maturing February 23, 2009         5,294,926
                 Charter Communications Operating, LLC
  2,000,000      Term Loan, 5.61%, Maturing April 27, 2010            1,965,104
 52,867,500      Term Loan, 5.61%, Maturing April 27, 2011           52,524,390
                 DirecTV Holdings, LLC
 27,840,944      Term Loan, 4.01%, Maturing March 6, 2010            28,255,078
                 Insight Midwest Holdings, LLC
 13,661,837      Term Loan, 3.37%, Maturing December 31, 2009        13,879,102
  9,925,000      Term Loan, 4.75%, Maturing December 31, 2009        10,080,078
                 MCC Iowa, LLC
  2,623,500      Term Loan, 4.71%, Maturing March 31, 2010            2,612,843
                 Mediacom Broadband
  9,972,500      Term Loan, 5.06%, Maturing September 30, 2010       10,078,458
                 Mediacom Illinois, LLC
 14,700,000      Term Loan, 5.06%, Maturing March 31, 2013           14,818,129
                 NTL, Inc.
 11,300,000      Term Loan, 5.20%, Maturing April 13, 2012           11,420,063
                 UGS Corp.
 13,236,825      Term Loan, 4.21%, Maturing May 27, 2011             13,451,923
--------------------------------------------------------------------------------
                                                                 $  197,895,190
--------------------------------------------------------------------------------
Chemicals and Plastics -- 4.3%
-------------------------------------------------------------------------------
                 Brenntag AG
$14,190,000      Term Loan, 4.73%, Maturing December 9, 2011     $   14,438,325
                 GEO Specialty Chemicals
  2,275,000      Term Loan, 4.54%, Maturing December 31, 2007         2,201,062
                 Georgia Gulf Corp.
  2,975,507      Term Loan, 4.88%, Maturing December 2, 2010          3,020,758
                 Hercules, Inc.
  4,670,477      Term Loan, 3.95%, Maturing October 8, 2010           4,711,343
                 Huntsman International, LLC
 19,903,965      Term Loan, 5.19%, Maturing December 31, 2010        20,257,260
                 Huntsman, LLC
 11,000,000      Term Loan, 5.44%, Maturing March 31, 2010           11,170,731
                 Innophos, Inc.
  4,636,091      Term Loan, 3.37%, Maturing August 13, 2010           4,717,223
                 Invista B.V.
 15,270,588      Term Loan, 4.75%, Maturing April 29, 2011           15,566,456
  6,729,413      Term Loan, 4.75%, Maturing April 29, 2011            6,842,972
                 ISP Chemco, Inc.
 12,462,375      Term Loan, 4.12%, Maturing March 27, 2011           12,602,577
                 Kraton Polymer
 11,982,753      Term Loan, 4.73%, Maturing December 5, 2008         12,092,599
                 Nalco Co.
  3,647,971      Term Loan, 4.43%, Maturing November 4, 2009          3,690,152
 30,190,844      Term Loan, 4.43%, Maturing November 4, 2010         30,754,568
                 Professional Paint, Inc.
  2,880,000      Term Loan, 5.38%, Maturing September 30,             2,919,600
                 2011
                 Resolution Specialty Materials
  5,050,000      Term Loan, 3.39%, Maturing August 2, 2010            5,098,924
                 Rockwood Specialties Group, Inc.
 22,825,000      Term Loan, 4.63%, Maturing July 30, 2012            23,083,562
                 Solo Cup Co.
 19,467,769      Term Loan, 4.32%, Maturing February 27, 2011        19,700,974
                 Synthetic Industries, Inc.
  9,407,346      Term Loan, 6.73%, Maturing December 30, 2007         9,348,550
                 United Industries Corp.
 21,329,730      Term Loan, 4.63%, Maturing April 29, 2011           21,689,669
                 Wellman, Inc.
  4,750,000      Term Loan, 3.48%, Maturing February 10, 2009         4,834,113
                 Westlake Chemical Corp.
  2,828,125      Term Loan, 4.21%, Maturing July 31, 2010             2,865,244
-------------------------------------------------------------------------------
                                                                 $  231,606,662
-------------------------------------------------------------------------------
Clothing/Textiles -- 0.1%
-------------------------------------------------------------------------------
                 St. John Knits International
$ 3,937,128      Term Loan, 3.94%, Maturing July 31, 2007        $    3,967,888
                 The William Carter Co.
    998,596      Term Loan, 4.23%, Maturing September 30,             1,012,743
                 2008
-------------------------------------------------------------------------------
                                                                 $    4,980,631
-------------------------------------------------------------------------------
Conglomerates -- 1.8%
-------------------------------------------------------------------------------
                 Amsted Industries, Inc.
$19,386,346      Term Loan, 4.70%, Maturing October 15, 2010     $   19,592,326
                 Blount, Inc.
  6,982,500      Term Loan, 4.88%, Maturing August 9, 2010            7,122,150
                 Goodman Global Holdings, Inc.
  8,856,588      Term Loan, 4.03%, Maturing November 21, 2009         8,945,154
                 Johnson Diversey, Inc.
  8,657,930      Term Loan, 7.25%, Maturing November 30, 2009         8,811,609
                 Polymer Group, Inc.
 13,486,458      Term Loan, 4.59%, Maturing April 27, 2010           13,601,660
  2,500,000      Term Loan, 4.59%, Maturing April 27, 2011            2,512,500
                 PP Acquisition Corp.
 17,106,500      Term Loan, 4.21%, Maturing November 12, 2011        17,331,023
                 Rexnord Corp.
  9,780,027      Term Loan, 5.20%, Maturing November 25, 2009         9,877,827
                 Roper Industries, Inc.
 12,127,500      Term Loan, 3.74%, Maturing December 29, 2008        12,169,194
-------------------------------------------------------------------------------
                                                                 $   99,963,443
-------------------------------------------------------------------------------
Containers and Glass Products -- 4.6%
-------------------------------------------------------------------------------
                 Ball Corp.
$ 2,054,863      Term Loan, 3.73%, Maturing December 31, 2009    $    2,071,559
  5,614,614      Term Loan, 3.73%, Maturing December 31, 2009         5,690,411
                 Berry Plastics Corp.
 16,020,518      Term Loan, 3.71%, Maturing July 22, 2010            16,250,813
                 Bway Corp.
  6,600,000      Term Loan, 4.19%, Maturing June 30, 2011             6,701,066
                 Celanese AG
  7,250,000      Term Loan, 5.48%, Maturing April 6, 2009             7,358,750
 11,650,000      Term Loan, 5.48%, Maturing April 6, 2009            11,868,438
  5,300,000      Term Loan, 5.48%, Maturing December 8, 2011          5,397,165
                 Consolidated Container Holding
  5,610,938      Term Loan, 4.61%, Maturing December 15, 2008         5,674,061
                 Dr. Pepper/Seven Up Bottling
 22,530,268      Term Loan, 4.71%, Maturing December 19, 2010        22,856,957
                 Graham Packaging Holdings Co.
 21,394,693      Term Loan, 8.00%, Maturing October 7, 2011          21,722,310
  1,000,000      Term Loan, 8.00%, Maturing April 7, 2012             1,024,792
                 Graphic Packaging International, Inc.
 32,562,499      Term Loan, 4.51%, Maturing August 8, 2009           33,181,186
                 Greif Bros. Corp.
  2,344,885      Term Loan, 3.88%, Maturing August 31, 2008           2,370,678
                 IPG (US), Inc.
  7,550,000      Term Loan, 4.14%, Maturing July 28, 2011             7,686,844
                 Jefferson Smurfit Corp.
    897,279      Revolving Loan, 7.25%, Maturing March 31,              891,297
                 2005
  1,392,285      Term Loan, 7.25%, Maturing March 31, 2007            1,397,506
                 Kranson Industries, Inc.
  4,139,625      Term Loan, 4.73%, Maturing July 30, 2011             4,181,021
                 Owens-Illinois, Inc.
  5,472,710      Term Loan, 4.74%, Maturing April 1, 2007             5,560,503
  4,464,286      Term Loan, 4.74%, Maturing April 1, 2008             4,543,339
    821,099      Term Loan, 8.00%, Maturing April 1, 2008               834,955
                 Printpack Holdings, Inc.
 13,155,094      Term Loan, 3.61%, Maturing March 31, 2009           13,286,645
                 Silgan Holdings, Inc.
 32,186,562      Term Loan, 5.75%, Maturing November 30, 2008        32,578,852
                 Sola International, Inc.
  2,925,000      Term Loan, 4.34%, Maturing December 11, 2009         2,965,219
                 Stone Container Corp.
 24,157,264      Term Loan, 6.25%, Maturing June 30, 2009            24,296,917
  2,639,762      Term Loan, 6.25%, Maturing June 30, 2009             2,657,911
                 U.S. Can Corp.
  7,907,756      Term Loan, 5.89%, Maturing January 15, 2010          7,917,641
-------------------------------------------------------------------------------
                                                                 $  250,966,836
-------------------------------------------------------------------------------
Cosmetics/Toiletries -- 0.8%
-------------------------------------------------------------------------------
                 American Safety Razor Co.
$ 1,840,750      Term Loan, 4.92%, Maturing April 29, 2011       $    1,868,361
                 Church & Dwight Co., Inc.
 28,528,500      Revolving Loan, 3.71%, Maturing May 30, 2011        28,902,937
                 Prestige Brands, Inc.
 10,701,244      Term Loan, 4.86%, Maturing April 7, 2011            10,810,482
                 Revlon Consumer Products Corp.
  2,600,000      Term Loan, 4.63%, Maturing July 9, 2010              2,641,844
-------------------------------------------------------------------------------
                                                                 $   44,223,624
-------------------------------------------------------------------------------
Ecological Services and Equipment -- 1.9%
-------------------------------------------------------------------------------
                 Alderwoods Group, Inc.
$ 6,944,902      Term Loan, 4.61%, Maturing August 19, 2010      $    7,072,952
                 Allied Waste Industries, Inc.
  6,988,143      Term Loan, 4.66%, Maturing January 15, 2009          7,070,037
  4,919,756      Term Loan, 4.66%, Maturing January 5, 2010           4,968,953
 19,253,599      Term Loan, 4.66%, Maturing January 15, 2010         19,475,747
  4,919,756      Term Loan, 4.66%, Maturing January 15, 2010          4,972,795
                 Casella Waste Systems, Inc.
  6,039,000      Term Loan, 4.62%, Maturing January 24, 2010          6,116,378
                 Environmental Systems, Inc.
  6,189,657      Term Loan, 12.01%, Maturing December 12, 2008        6,267,027
  1,000,000      Term Loan, 12.01%, Maturing December 12, 2010        1,037,500
                 Ionics, Inc.
  8,995,539      Term Loan, 4.73%, Maturing February 13, 2011         9,110,799
                 IPSI Corp.
  6,583,500      Term Loan, 5.08%, Maturing September 30, 2010        6,686,367
                 National Waterworks, Inc.
  5,508,687      Term Loan, 4.73%, Maturing November 22, 2009         5,572,957
                 Sensus Metering Systems, Inc.
  1,092,065      Term Loan, 4.65%, Maturing December 17, 2010         1,102,759
  7,280,435      Term Loan, 6.00%, Maturing December 17, 2010         7,351,725
                 Synagro Technologies, Inc.
    422,089      Term Loan, 3.68%, Maturing April 15, 2008              424,199
                 Waste Connections, Inc.
 15,246,000      Term Loan, 3.62%, Maturing October 22, 2010         15,431,818
-------------------------------------------------------------------------------
                                                                 $  102,662,013
-------------------------------------------------------------------------------
Electronics/Electrical -- 1.9%
-------------------------------------------------------------------------------
                 AMI Semiconductor
$ 5,937,513      Term Loan, 4.46%, Maturing September 26, 2008   $    6,004,310
                 Amphenol Corp.
 11,413,007      Term Loan, 3.76%, Maturing May 6, 2010              11,505,738
                 Communications & Power, Inc.
  5,673,994      Term Loan, 4.94%, Maturing July 23, 2010             5,763,830
                 Enersys Capital, Inc.
  8,479,829      Term Loan, 4.84%, Maturing March 17, 2011            8,591,127
                 Fairchild Semiconductor Corp.
  9,635,587      Term Loan, 3.23%, Maturing June 19, 2008             9,765,070
                 Invensys International Holding
 18,494,986      Term Loan, 6.08%, Maturing September 5, 2009        18,760,851
                 Memec Group Limited
  7,500,000      Term Loan, 4.44%, Maturing June 15, 2009             7,453,125
                 Panavision, Inc.
  3,264,285      Term Loan, 8.48%, Maturing January 12, 2007          3,314,271
                 Rayovac Corp.
  7,360,007      Term Loan, 4.38%, Maturing September 30,             7,479,607
                 2009
                 Seagate Technology Holdings
 13,895,853      Term Loan, 4.50%, Maturing November 22, 2006        14,109,502
                 Securityco, Inc.
  7,107,188      Term Loan, 5.94%, Maturing June 28, 2010             7,124,955
                 Viasystems, Inc.
  5,000,000      Term Loan, 6.49%, Maturing September 30,             5,047,915
                 2009
-------------------------------------------------------------------------------
                                                                 $  104,920,301
-------------------------------------------------------------------------------
Equipment Leasing -- 0.5%
-------------------------------------------------------------------------------
                 Anthony Crane Rental, L.P.
$ 4,211,457      Term Loan, 7.75%, Maturing July 20, 2006        $    3,390,223
                 United Rentals, Inc.
  3,908,212      Term Loan, 4.63%, Maturing February 14, 2011         3,948,924
 19,273,779      Term Loan, 4.63%, Maturing February 14, 2011        19,517,110
-------------------------------------------------------------------------------
                                                                 $   26,856,257
-------------------------------------------------------------------------------
Farming/Agriculture -- 0.4%
-------------------------------------------------------------------------------
                 Central Garden & Pet Co.
$ 6,408,850      Term Loan, 4.21%, Maturing May 19, 2009         $    6,484,955
                 IMC Global, Inc.
  7,884,091      Term Loan, 5.08%, Maturing November 17, 2006         7,914,642
                 The Scotts Co.
  5,314,578      Term Loan, 3.44%, Maturing September 30,             5,362,324
                 2010
-------------------------------------------------------------------------------
                                                                 $   19,761,921
-------------------------------------------------------------------------------
Financial Intermediaries -- 1.0%
-------------------------------------------------------------------------------
                 AIMCO Properties, L.P.
$12,600,000      Term Loan, 4.94%, Maturing May 30, 2008         $   12,812,625
                 Coinstar, Inc.
  5,735,625      Term Loan, 4.29%, Maturing July 7, 2011              5,832,414
                 Corrections Corp. of America
  4,946,205      Term Loan, 3.50%, Maturing March 31, 2008            5,032,763
  6,054,973      Term Loan, 3.50%, Maturing March 31, 2008            6,160,935
                 Refco Group Ltd, LLC
 21,150,000      Term Loan, 4.46%, Maturing August 5, 2011           21,211,695
                 Wackenhut Corrections Corp.
  2,576,055      Term Loan, 4.09%, Maturing July 9, 2009              2,606,646
-------------------------------------------------------------------------------
                                                                 $   53,657,078
-------------------------------------------------------------------------------
Food Products -- 2.5%
-------------------------------------------------------------------------------
                 Acosta Sales Co., Inc.
$ 7,150,000      Term Loan, 4.73%, Maturing August 13, 2010      $    7,221,500
                 American Seafoods Holdings, LLC
  1,011,581      Term Loan, 5.29%, Maturing September 30,             1,011,581
                 2007
  4,822,402      Term Loan, 5.29%, Maturing March 31, 2009            4,854,051
                 Atkins Nutritional, Inc.
  1,895,000      Term Loan, 4.12%, Maturing November 26, 2009         1,565,270
                 Del Monte Corp.
 12,029,040      Term Loan, 4.38%, Maturing December 20, 2010        12,256,461
                 Doan Pet Care Co.
  1,286,091      Term Loan, 7.23%, Maturing December 29, 2005         1,294,665
  1,429,329      Term Loan, 4.38%, Maturing December 29, 2006         1,438,858
                 Dole Food Co., Inc.
  4,353,054      Term Loan, 4.44%, Maturing September 29,             4,418,350
                 2008
  6,053,617      Term Loan, 4.44%, Maturing September 29,             6,136,854
                 2008
                 Interstate Brands Corp.
  1,875,000      Term Loan, 5.47%, Maturing July 19, 2006             1,828,125
 11,043,071      Term Loan, 5.47%, Maturing July 19, 2007            10,825,667
  1,972,066      Term Loan, 5.47%, Maturing July 19, 2007             1,928,434
                 Land O' Lakes
    482,778      Term Loan, 3.34%, Maturing October 1, 2007             491,327
                 Merisant Co.
 15,728,438      Term Loan, 4.88%, Maturing January 11, 2010         15,993,855
                 Michael Foods, Inc.
 13,950,844      Term Loan, 4.48%, Maturing November 20, 2010        14,155,754
  6,200,000      Term Loan, 4.48%, Maturing November 20, 2011         6,380,191
                 Pinnacle Foods Holdings Corp.
    230,769      Revolving Loan, 4.26%, Maturing November 25,
                 2009                                                   226,154
 16,362,730      Term Loan, 4.98%, Maturing November 25, 2010        16,526,357
  5,626,770      Term Loan, 4.98%, Maturing November 25, 2010         5,674,834
                 Reddy Ice Group, Inc.
  2,101,884      Term Loan, 4.46%, Maturing July 31, 2009             2,126,844
  8,780,653      Term Loan, 4.46%, Maturing July 31, 2009             8,888,585
                 Seminis Vegetable Seeds, Inc.
 10,096,339      Term Loan, 4.46%, Maturing September 30,            10,243,574
                 2009
-------------------------------------------------------------------------------
                                                                 $  135,487,291
-------------------------------------------------------------------------------
Food Service -- 2.0%
-------------------------------------------------------------------------------
                 AFC Enterprises, Inc.
$ 1,152,465      Term Loan, 4.95%, Maturing December 31, 2004    $    1,138,060
  3,903,622      Term Loan, 4.95%, Maturing May 23, 2007              3,922,164
                 Buffets, Inc.
  1,227,273      Term Loan, 5.48%, Maturing June 28, 2009             1,233,409
 12,087,685      Term Loan, 5.48%, Maturing June 28, 2009            12,148,123
                 Carrols Corp.
  2,506,129      Term Loan, 6.00%, Maturing November 30, 2007         2,521,792
                 CKE Restaurants, Inc.
  4,234,668      Term Loan, 4.88%, Maturing July 2, 2008              4,324,655
                 Denny's, Inc.
  6,770,000      Term Loan, 5.16%, Maturing September 21,             6,920,213
                 2009
                 Domino's, Inc.
 31,519,836      Term Loan, 4.25%, Maturing June 25, 2010            32,160,099
                 Gate Gourmet Borrower, LLC
  8,252,000      Term Loan, 9.50%, Maturing December 31, 2008         8,417,040
                 Jack in the Box, Inc.
 12,059,875      Term Loan, 4.30%, Maturing January 8, 2011          12,233,236
                 Maine Beverage Co., LLC
  4,400,000      Term Loan, 5.34%, Maturing June 30, 2010             4,422,000
                 Weight Watchers International
    822,858      Revolving Loan, 6.76%, Maturing March 31,              822,344
                 2009
 12,245,566      Term Loan, 6.76%, Maturing March 31, 2010           12,337,407
  4,550,000      Term Loan, 6.76%, Maturing March 31, 2010            4,592,656
-------------------------------------------------------------------------------
                                                                 $  107,193,198
-------------------------------------------------------------------------------
Food/Drug Retailers -- 1.9%
-------------------------------------------------------------------------------
                 Cumberland Farms, Inc.
$ 8,578,791      Term Loan, 4.49%, Maturing September 8, 2008    $    8,648,494
                 General Nutrition Centers, Inc.
  8,936,237      Term Loan, 6.42%, Maturing December 5, 2009          9,036,770
                 Giant Eagle, Inc.
 12,872,018      Term Loan, 3.86%, Maturing August 6, 2009           13,046,330
  4,667,128      Term Loan, 3.86%, Maturing August 6, 2009            4,728,384
                 Rite Aid Corp.
 12,102,000      Term Loan, 3.64%, Maturing September 22,            12,238,148
                 2009
                 Roundy's, Inc.
 19,862,154      Term Loan, 3.74%, Maturing June 6, 2009             20,085,604
                 The Jean Coutu Group (PJC), Inc.
 23,450,000      Term Loan, 6.43%, Maturing July 30, 2011            23,840,396
                 The Pantry, Inc.
  8,612,789      Term Loan, 4.44%, Maturing March 12, 2011            8,747,364
-------------------------------------------------------------------------------
                                                                 $  100,371,490
-------------------------------------------------------------------------------
Forest Products -- 1.1%
-------------------------------------------------------------------------------
                 Appleton Papers, Inc.
$12,553,538      Term Loan, 4.16%, Maturing June 11, 2010        $   12,713,595
                 Buckeye Technologies, Inc.
 11,303,626      Term Loan, 4.41%, Maturing April 15, 2010           11,477,894
                 Koch Cellulose, LLC
  2,681,961      Term Loan, 4.22%, Maturing May 7, 2011               2,724,706
 10,724,799      Term Loan, 4.22%, Maturing May 7, 2011              10,895,731
                 RLC Industries Co.
 20,460,545      Term Loan, 3.96%, Maturing February 24, 2010        20,588,423
-------------------------------------------------------------------------------
                                                                 $   58,400,349
-------------------------------------------------------------------------------
Healthcare -- 6.7%
-------------------------------------------------------------------------------
                 Accredo Health, Inc.
$ 8,977,500      Term Loan, 3.71%, Maturing April 30, 2011       $    9,044,831
                 Advanced Medical Optics, Inc.
  8,729,289      Term Loan, 5.07%, Maturing June 25, 2009             8,862,960
                 Alliance Imaging, Inc.
  9,498,294      Term Loan, 4.41%, Maturing June 10, 2008             9,473,066
                 Amerisource Bergen Corp.
 10,650,000      Term Loan, 3.14%, Maturing March 31, 2005           10,676,625
                 AMN Healthcare, Inc.
  2,792,270      Term Loan, 4.46%, Maturing October 2, 2008           2,807,976
                 Apria Healthcare Group, Inc.
  2,260,274      Term Loan, 3.60%, Maturing July 20, 2006             2,276,521
                 Ardent Health Services, Inc.
  8,400,000      Term Loan, 7.00%, Maturing July 12, 2011             8,407,879
                 Colgate Medical, Ltd.
  5,442,978      Term Loan, 4.72%, Maturing December 30, 2008         5,490,604
                 Community Health Systems, Inc.
 42,254,351      Term Loan, 3.54%, Maturing July 5, 2010             42,468,353
                 Concentra Operating Corp.
  7,900,200      Term Loan, 4.30%, Maturing June 30, 2009             7,992,372
  5,273,533      Term Loan, 4.30%, Maturing June 30, 2009             5,335,059
                 Conmed Corp.
  9,649,900      Term Loan, 5.83%, Maturing December 31, 2007         9,762,485
                 Cross Country Healthcare, Inc.
  1,988,040      Term Loan, 4.27%, Maturing June 5, 2009              2,006,678
                 Dade Behring Holdings, Inc.
  2,464,923      Term Loan, 4.52%, Maturing October 3, 2008           2,497,275
                 Davita, Inc.
 31,265,705      Term Loan, 3.98%, Maturing March 31, 2009           31,698,047
  5,500,000      Term Loan, 4.25%, Maturing July 20, 2010             5,557,580
                 DJ Orthopedics, Inc.
 10,649,355      Term Loan, 4.01%, Maturing May 15, 2009             10,762,504
                 Encore Medical IHC, Inc.
  8,150,000      Term Loan, 4.84%, Maturing October 4, 2010           8,277,344
                 Envision Worldwide, Inc.
  6,300,000      Term Loan, 6.84%, Maturing September 30,             6,315,750
                 2010
                 Express Scripts, Inc.
 10,447,500      Term Loan, 3.23%, Maturing February 13, 2010        10,530,213
                 FHC Health Systems, Inc.
  1,625,000      Term Loan, 5.71%, Maturing December 18, 2009         1,645,313
  2,321,429      Term Loan, 9.79%, Maturing December 18, 2009         2,350,446
                 Fisher Scientific International, Inc.
 18,306,625      Term Loan, 3.46%, Maturing August 2, 2011           18,481,105
                 Frensius Medical Care Holding
 24,376,241      Term Loan, 3.81%, Maturing February 21, 2010        24,592,068
                 Hanger Orthopedic Group, Inc.
  4,709,957      Term Loan, 5.48%, Maturing September 30,             4,709,957
                 2009
                 Iasis Healthcare, LLC
 12,109,650      Term Loan, 4.25%, Maturing June 16, 2011            12,288,776
                 Kinetic Concepts, Inc.
 14,348,705      Term Loan, 4.67%, Maturing October 3, 2009          14,531,049
                 Knowledge Learning Corp.
  7,756,855      Term Loan, 5.23%, Maturing May 15, 2010              7,795,640
                 Leiner Health Products, Inc.
  8,229,375      Term Loan, 4.89%, Maturing May 27, 2011              8,352,816
                 Magellan Health Services, Inc.
  3,318,694      Term Loan, 3.98%, Maturing August 15, 2008           3,343,584
  5,890,681      Term Loan, 4.13%, Maturing August 15, 2008           5,934,861
                 Mariner Health Care, Inc.
  2,429,523      Term Loan, 4.71%, Maturing January 2, 2010           2,438,633
                 Medcath Holdings Corp.
  3,037,388      Term Loan, 5.06%, Maturing June 30, 2011             3,082,001
                 Sunrise Medical Holdings, Inc.
  5,471,694      Term Loan, 5.23%, Maturing May 13, 2010              5,519,572
                 Sybron Dental Management, Inc.
  3,995,808      Term Loan, 3.68%, Maturing June 8, 2009              4,025,277
                 Team Health, Inc.
  8,312,115      Term Loan, 5.23%, Maturing March 23, 2011            8,390,041
                 Triad Hospitals Holdings
  2,276,171      Term Loan, 4.21%, Maturing September 30,             2,290,113
                 2006
 12,070,554      Term Loan, 5.05%, Maturing March 31, 2007           12,254,630
                 Vanguard Health Holding Co., LLC
  6,170,000      Term Loan, 5.58%, Maturing September 23,             6,279,906
                 2011
                 Vicar Operating
  3,582,000      Term Loan, 6.49%, Maturing September 30,             3,646,924
                 2008
                 VWR International, Inc.
  9,295,667      Term Loan, 5.71%, Maturing April 7, 2011             9,458,341
-------------------------------------------------------------------------------
                                                                 $  361,655,175
-------------------------------------------------------------------------------
Home Furnishings -- 1.2%
-------------------------------------------------------------------------------
                 General Binding Corp.
$ 2,070,000      Term Loan, 6.42%, Maturing January 15, 2008     $    2,079,056
                 Interline Brands, Inc.
  3,281,250      Term Loan, 5.47%, Maturing November 30, 2009         3,320,215
                 Juno Lighting, Inc.
  5,884,051      Term Loan, 3.60%, Maturing November 21, 2010         5,968,635
                 Knoll, Inc.
 16,625,000      Term Loan, 4.84%, Maturing September 30,            16,853,594
                 2011
                 Sealy Mattress Co.
 13,109,362      Term Loan, 4.17%, Maturing April 6, 2012            13,297,809
                 Simmons Co.
 17,637,037      Term Loan, 3.96%, Maturing December 19, 2011        17,835,454
                 Termpur-Pedic, Inc.
  6,054,469      Term Loan, 3.94%, Maturing June 30, 2009             6,094,205
-------------------------------------------------------------------------------
                                                                 $   65,448,968
-------------------------------------------------------------------------------
Industrial Equipment -- 1.3%
-------------------------------------------------------------------------------
                 Bucyrus International, Inc.
$ 1,703,438      Term Loan, 4.04%, Maturing July 28, 2010        $    1,732,183
                 Chart Industries, Inc.
  4,362,732      Term Loan, 5.61%, Maturing September 15,             4,354,552
                 2009
                 Colfax Corp.
  2,273,163      Term Loan, 4.88%, Maturing May 30, 2009              2,284,529
                 Douglas Dynamics Holdings, Inc.
  4,883,038      Term Loan, 4.25%, Maturing March 30, 2010            4,956,283
                 Flowserve Corp.
  2,051,393      Term Loan, 4.65%, Maturing June 30, 2007             2,065,923
  5,822,934      Term Loan, 4.65%, Maturing June 30, 2009             5,919,379
                 Gleason Corp.
  3,250,000      Term Loan, 4.65%, Maturing July 27, 2011             3,290,625
                 Itron, Inc.
  7,559,831      Term Loan, 4.25%, Maturing December 17, 2010         7,637,002
                 MTD Products
  7,880,250      Term Loan, 3.63%, Maturing June 1, 2010              7,959,053
                 SPX Corp.
 26,378,306      Term Loan, 3.94%, Maturing September 30,            26,691,549
                 2009
                 Terex Corp.
  1,744,670      Term Loan, 3.94%, Maturing July 3, 2009              1,767,568
-------------------------------------------------------------------------------
                                                                 $   68,658,646
-------------------------------------------------------------------------------
Insurance -- 1.1%
-------------------------------------------------------------------------------
                 Alliant Resources Group, Inc.
$ 6,733,125      Term Loan, 5.67%, Maturing August 31, 2011      $    6,741,541
                 CCC Information Services Group
  4,675,349      Term Loan, 4.96%, Maturing August 20, 2010           4,710,414
                 Conseco, Inc.
 29,575,875      Term Loan, 5.41%, Maturing June 22, 2010            30,198,211
                 Hilb, Rogal And Hamilton Co.
 10,962,905      Term Loan, 4.25%, Maturing June 30, 2007            10,990,312
                 U.S.I. Holdings Corp.
  6,897,576      Term Loan, 4.63%, Maturing August 11, 2008           6,947,155
-------------------------------------------------------------------------------
                                                                 $   59,587,633
-------------------------------------------------------------------------------
Leisure Goods/Activities/Movies -- 4.9%
-------------------------------------------------------------------------------
                 AMF Bowling Worldwide, Inc.
$ 7,905,045      Term Loan, 4.00%, Maturing August 27, 2009      $    7,963,856
                 Bombardier Recreational Products, Inc.
  9,596,775      Term Loan, 4.25%, Maturing December 18, 2010         9,758,721
  4,164,075      Term Loan, 4.25%, Maturing December 18, 2010         4,234,344
                 Cinemark, Inc.
 20,001,994      Term Loan, 4.54%, Maturing March 31, 2011           20,227,016
                 Hollywood Entertainment Corp.
  2,656,774      Term Loan, 5.75%, Maturing March 31, 2008            2,668,398
                 Lions Gate Entertainment, Inc.
  5,138,889      Term Loan, 4.23%, Maturing December 31, 2008         5,183,854
    161,992      Revolving Loan, 5.23%, Maturing December 31,
                 2008                                                   159,562
                 Loews Cineplex Entertainment
 24,300,000      Term Loan, 5.23%, Maturing July 30, 2011            24,634,125
                 Metro-Goldwyn-Mayer Studio, Inc.
 51,450,000      Term Loan, 4.48%, Maturing April 30, 2011           51,694,388
                 New England Sports Ventures
 14,000,000      Term Loan, 5.70%, Maturing February 28, 2005        14,000,000
                 Regal Cinemas Corp.
 41,122,095      Term Loan, 3.88%, Maturing November 10, 2010        41,677,243
                 Scientific Games Corp.
  9,023,920      Term Loan, 4.50%, Maturing December 31, 2009         9,159,278
                 Six Flags Theme Parks, Inc.
 29,451,257      Term Loan, 4.34%, Maturing June 30, 2009            29,681,360
                 Universal City Development, LLP
  8,609,280      Term Loan, 4.17%, Maturing June 30, 2007             8,641,565
                 WMG Acquisition Corp.
 27,156,075      Term Loan, 4.53%, Maturing February 28, 2011        27,575,528
                 Yankees Holdings & Yankeenets, LLC
  2,935,429      Term Loan, 3.73%, Maturing June 25, 2007             2,983,129
  6,404,571      Term Loan, 3.73%, Maturing June 25, 2007             6,508,646
-------------------------------------------------------------------------------
                                                                 $  266,751,013
-------------------------------------------------------------------------------
Lodging and Casinos -- 2.8%
-------------------------------------------------------------------------------
                 Alliance Gaming Corp.
$14,788,875      Term Loan, 3.54%, Maturing September 5, 2009    $   14,964,493
                 Ameristar Casinos, Inc.
  7,031,559      Term Loan, 3.14%, Maturing December 20, 2006         7,119,453
                 Argosy Gaming Co.
 13,000,000      Term Loan, 3.82%, Maturing June 30, 2011            13,113,750
                 Aztar Corp.
  1,995,000      Term Loan, 4.00%, Maturing July 27, 2009             2,009,963
                 Boca Resorts, Inc.
  8,550,000      Term Loan, 4.25%, Maturing July 22, 2009             8,550,000
                 Boyd Gaming Corp.
 24,912,563      Term Loan, 3.81%, Maturing June 30, 2011            25,251,996
                 CNL Resort Hotel, L.P.
  7,700,000      Term Loan, 4.34%, Maturing August 18, 2006           7,700,000
                 Globalcash Access, LLC
  4,686,171      Term Loan, 3.74%, Maturing March 10, 2010            4,771,108
                 Green Valley Ranch Gaming, LLC
    992,500      Term Loan, 3.72%, Maturing December 31, 2010         1,007,388
                 Isle of Capri Casions, Inc.
  8,353,125      Term Loan, 4.12%, Maturing April 25, 2008            8,457,539
                 Marina District Finance Co., Inc.
 15,750,000      Term Loan, 3.93%, Maturing October 14, 2011         15,871,401
                 Mohegan Tribal Gaming Authority
  3,208,328      Term Loan, 4.98%, Maturing March 31, 2008            3,216,348
                 Penn National Gaming, Inc.
  1,567,878      Term Loan, 4.48%, Maturing July 31, 2006             1,594,662
                 Pinnacle Entertainment, Inc.
  6,620,000      Term Loan, 4.98%, Maturing August 27, 2010           6,719,300
                 Seminole Tribe of Florida
  3,100,000      Term Loan, 6.00%, Maturing September 30,             3,131,000
                 2011
                 United Auburn Indian Community
  1,478,765      Term Loan, 6.09%, Maturing January 24, 2009          1,486,158
                 Vail Resorts, Inc.
  4,434,475      Term Loan, 4.38%, Maturing December 10, 2010         4,477,897
                 Venetian Casino Resort, LLC
 11,682,727      Term Loan, 5.06%, Maturing June 15, 2011            11,899,348
                 Wyndham International, Inc.
  7,272,062      Term Loan, 6.07%, Maturing June 30, 2006             7,290,242
-------------------------------------------------------------------------------
                                                                 $  148,632,046
-------------------------------------------------------------------------------
Nonferrous Metals/Minerals -- 0.8%
-------------------------------------------------------------------------------
                 Compass Minerals Group, Inc.
$ 2,908,987      Term Loan, 4.30%, Maturing November 28, 2009    $    2,953,835
                 Consol Energy, Inc.
  8,075,000      Term Loan, 4.34%, Maturing June 30, 2010             8,244,074
                 Foundation Coal Corp.
 10,600,000      Term Loan, 4.04%, Maturing July 30, 2011            10,732,500
                 Magnequench, Inc.
 10,969,619      Term Loan, 12.84%, Maturing September 30,           11,051,891
                 2009
  1,600,000      Term Loan, 12.84%, Maturing December 31, 2009        1,624,000
                 Severstal North America, Inc.
    466,440      Revolving Loan, 4.00%, Maturing April 7, 2007          465,565
                 Stillwater Mining Co.
  7,481,250      Term Loan, 5.25%, Maturing June 30, 2007             7,607,496
    348,750      Revolving Loan, 5.25%, Maturing June 30, 2007          346,134
-------------------------------------------------------------------------------
                                                                 $   43,025,495
-------------------------------------------------------------------------------
Oil and Gas -- 2.8%
-------------------------------------------------------------------------------
                 Beldon & Blake Corp.
$ 4,393,988      Term Loan, 4.60%, Maturing July 21, 2011        $    4,468,136
                 BPL Acquisition, L.P.
  5,985,000      Term Loan, 3.81%, Maturing May 4, 2010               6,063,553
                 Columbia Natural Resources, LLC
  8,125,000      Revolving Loan, 5.81%, Maturing August 28,           8,104,688
                 2008
                 Dresser, Inc.
  5,582,685      Term Loan, 4.46%, Maturing March 31, 2007            5,642,001
                 Dynegy Holdings, Inc.
 17,007,375      Term Loan, 5.84%, Maturing May 28, 2010             17,384,735
                 Getty Petroleum Marketing, Inc.
 13,766,667      Term Loan, 5.23%, Maturing May 19, 2010             13,990,375
                 La Grange Acquisition, L.P.
 15,400,000      Term Loan, 4.96%, Maturing January 18, 2008         15,655,070
                 Lyondell-Citgo Refining, L.P.
  8,488,725      Term Loan, 3.59%, Maturing May 21, 2007              8,552,390
                 Magellan Midstream Holdings
  4,709,146      Term Loan, 4.13%, Maturing June 17, 2008             4,779,783
                 Pride Offshore, Inc.
  7,196,963      Term Loan, 3.61%, Maturing July 7, 2011              7,289,926
                 Semgroup, L.P.
  4,350,000      Term Loan, 5.33%, Maturing August 27, 2010           4,415,250
                 Sprague Energy Corp.
 11,496,429      Revolving Loan, 4.32%, Maturing August 10,          11,467,688
                 2007
                 The Premcor Refining Group, Inc.
 13,800,000      Term Loan, 4.21%, Maturing April 13, 2009           14,007,000
                 Transwestern Pipeline Co.
 10,758,038      Term Loan, 4.09%, Maturing April 30, 2009           10,827,513
                 Williams Production RMT Co.
 19,630,941      Term Loan, 5.71%, Maturing May 30, 2007             19,958,130
-------------------------------------------------------------------------------
                                                                 $  152,606,238
-------------------------------------------------------------------------------
Publishing -- 6.2%
-------------------------------------------------------------------------------
                 Advanstar Communications
$ 1,412,557      Term Loan, 5.07%, Maturing October 11, 2007     $    1,420,796
                 American Media Operations, Inc.
  3,222,250      Term Loan, 4.81%, Maturing April 1, 2007             3,268,570
 11,407,219      Term Loan, 4.81%, Maturing April 1, 2008            11,585,457
                 CBD Media, LLC
  8,512,234      Term Loan, 4.62%, Maturing December 31, 2009         8,623,957
                 Dex Media East, LLC
  9,847,231      Term Loan, 3.82%, Maturing November 8, 2008          9,963,143
 10,911,100      Term Loan, 3.82%, Maturing May 8, 2009              11,070,217
                 Dex Media West, LLC
 12,613,132      Term Loan, 3.82%, Maturing September 9, 2009        12,775,299
 17,098,141      Term Loan, 3.82%, Maturing March 9, 2010            17,365,299
                 Freedom Communications
  1,188,000      Term Loan, 4.04%, Maturing May 18, 2011              1,202,850
 23,450,000      Term Loan, 4.04%, Maturing May 18, 2012             23,842,788
                 Herald Media, Inc.
  3,002,475      Term Loan, 4.45%, Maturing July 22, 2011             3,043,759
                 Journal Register Co.
 32,849,600      Term Loan, 3.60%, Maturing August 12, 2012          33,013,848
                 Lamar Media Corp.
  4,694,081      Term Loan, 5.59%, Maturing June 30, 2009             4,721,955
 22,993,607      Term Loan, 5.59%, Maturing June 30, 2010            23,219,956
                 Liberty Group Operating
  4,112,273      Term Loan, 4.89%, Maturing April 30, 2007            4,137,975
                 Medianews Group, Inc.
  9,136,865      Term Loan, 3.38%, Maturing August 25, 2010           9,211,102
                 Merrill Communications, LLC
 13,865,000      Term Loan, 4.48%, Maturing February 9, 2009         14,025,321
                 Morris Publishing Group, LLC
  4,200,000      Term Loan, 3.63%, Maturing September 30, 2010        4,235,440
  6,300,000      Term Loan, 3.63%, Maturing March 31, 2011            6,376,784
                 Nebraska Book Co., Inc.
 10,472,375      Term Loan, 4.67%, Maturing March 4, 2011            10,616,370
                 Newspaper Holdings, Inc.
  4,214,545      Revolving Loan, 3.69%, Maturing August 24,           4,200,060
                 2011
 11,628,182      Term Loan, 3.69%, Maturing August 24, 2011          11,624,554
                 R.H. Donnelley Corp.
 38,004,750      Term Loan, 6.50%, Maturing June 30, 2011            38,602,527
                 SP Newsprint Co.
  3,706,792      Term Loan, 5.02%, Maturing January 9, 2010           3,762,394
  6,863,333      Term Loan, 5.02%, Maturing January 9, 2010           6,966,283
                 Sun Media Corp.
  8,603,695      Term Loan, 4.13%, Maturing February 7, 2009          8,670,915
                 The Reader's Digest Association, Inc.
 13,133,934      Term Loan, 3.84%, Maturing May 20, 2008             13,312,477
                 Transwestern Publishing Co., LLC
  8,142,012      Term Loan, 4.09%, Maturing February 25, 2011         8,246,335
  1,610,000      Term Loan, 4.09%, Maturing August 24, 2012           1,627,861
                 Weekly Reader Corp.
  4,500,000      Term Loan, 6.76%, Maturing March 29, 2009            4,491,563
                 Xerox Corp.
  8,750,000      Term Loan, 3.73%, Maturing September 30, 2008        8,817,445
                 Yell Group, PLC
 13,000,000      Term Loan, 3.21%, Maturing July 8, 2008             12,971,569
-------------------------------------------------------------------------------
                                                                 $  337,014,869
-------------------------------------------------------------------------------
Radio and Television -- 3.5%
-------------------------------------------------------------------------------
                 Adams Outdoor Advertising, L.P.
$17,705,625      Term Loan, 4.33%, Maturing October 15, 2011     $   17,952,760
                 Block Communications, Inc.
  5,577,437      Term Loan, 4.73%, Maturing November 30, 2009         5,619,268
                 Canwest Media, Inc.
 11,298,069      Term Loan, 4.07%, Maturing August 15, 2009          11,453,417
                 Cumulus Media, Inc.
  5,293,750      Term Loan, 4.49%, Maturing March 28, 2009            5,345,036
  9,177,000      Term Loan, 4.49%, Maturing March 28, 2010            9,326,126
                 Emmis Operating Co.
 31,100,000      Term Loan, 3.59%, Maturing November 10, 2011        31,434,325
                 Entravision Communications Co.
  2,800,000      Term Loan, 3.85%, Maturing February 27, 2012         2,832,376
                 Gray Television, Inc.
  9,351,787      Term Loan, 3.72%, Maturing December 31, 2010         9,480,374
                 Lin Television Corp.
  5,238,500      Term Loan, 4.23%, Maturing December 31, 2007         5,304,448
  4,917,775      Term Loan, 4.23%, Maturing December 31, 2007         4,983,344
                 NEP Supershooters, L.P.
  4,100,000      Term Loan, 5.70%, Maturing February 3, 2011          4,146,125
                 Nexstar Broadcasting, Inc.
  9,474,641      Term Loan, 3.73%, Maturing December 31, 2010         9,486,484
  5,173,653      Term Loan, 3.73%, Maturing December 31, 2010         5,189,820
                 Radio One, Inc.
  3,371,162      Term Loan, 2.44%, Maturing June 30, 2007             3,345,878
                 Rainbow National Services, LLC
 12,700,588      Term Loan, 4.50%, Maturing March 31, 2012           12,922,848
                 Raycom National, LLC
 12,850,000      Term Loan, 4.50%, Maturing February 24, 2012        12,930,313
                 Sinclair Television Group, Inc.
  8,370,000      Term Loan, 3.96%, Maturing June 30, 2009             8,427,544
 11,000,000      Term Loan, 3.96%, Maturing December 31, 2009        11,119,163
                 Spanish Broadcasting System
  4,218,125      Term Loan, 5.02%, Maturing October 30, 2009          4,270,852
                 Susquehanna Media Co.
 14,750,000      Term Loan, 4.05%, Maturing March 31, 2012           14,966,648
-------------------------------------------------------------------------------
                                                                 $  190,537,149
-------------------------------------------------------------------------------
Rail Industries -- 0.6%
-------------------------------------------------------------------------------
                 Kansas City Southern Railway
$ 9,626,625      Term Loan, 4.08%, Maturing March 30, 2008       $    9,746,958
                 Railamerica, Inc.
 18,242,229      Term Loan, 3.94%, Maturing September 29,            18,553,861
                 2011
  2,156,430      Term Loan, 3.94%, Maturing September 29,             2,193,268
                 2011
-------------------------------------------------------------------------------
                                                                 $   30,494,087
-------------------------------------------------------------------------------
Retailers (Except Food and Drug) -- 3.1%
-------------------------------------------------------------------------------
                 Advance Stores Co., Inc.
$ 3,451,735      Term Loan, 4.18%, Maturing November 30, 2006    $    3,468,994
  9,379,396      Term Loan, 4.18%, Maturing November 30, 2007         9,426,293
                 Alimentation Couche-Tard, Inc.
  5,538,894      Term Loan, 4.61%, Maturing December 17, 2010         5,603,517
                 American Achievement Corp.
  8,057,006      Term Loan, 4.66%, Maturing March 25, 2011            8,182,897
                 Amscan Holdings, Inc.
  7,680,750      Term Loan, 3.76%, Maturing April 30, 2012            7,776,759
                 CKS Auto, Inc.
 20,944,750      Term Loan, 4.88%, Maturing June 20, 2009            21,193,469
                 Coinmach Laundry Corp.
 15,721,675      Term Loan, 4.64%, Maturing July 25, 2009            15,905,917
                 FTD, Inc.
  9,751,000      Term Loan, 4.63%, Maturing February 28, 2011         9,903,359
                 Harbor Freight Tools USA, Inc.
 16,490,000      Term Loan, 5.48%, Maturing July 15, 2010            16,660,061
                 Home Interiors & Gifts, Inc.
  2,953,125      Term Loan, 6.42%, Maturing March 31, 2011            2,851,980
                 Josten's Corp.
  2,000,000      Term Loan, 6.25%, Maturing October 4, 2011           2,022,500
 16,626,207      Term Loan, 6.25%, Maturing October 4, 2011          16,896,383
                 Mall of America Kay-Bee Toy, Inc.
  1,572,308      DIP Loan, 5.34%, Maturing January 16, 2008           1,568,377
                 Oriental Trading Co., Inc.
 10,881,498      Term Loan, 8.00%, Maturing August 4, 2010           11,051,521
  1,000,000      Term Loan, 8.00%, Maturing January 8, 2011           1,019,792
                 Petco Animal Supplies, Inc.
  4,696,845      Term Loan, 4.34%, Maturing October 2, 2008           4,770,233
                 Petro Stopping Center, L.P.
    531,250      Term Loan, 4.34%, Maturing February 9, 2007            539,219
                 Rent-A-Center, Inc.
 15,187,941      Term Loan, 3.88%, Maturing June 30, 2010            15,341,400
                 Riddell Bell Holdings, Inc.
  1,500,000      Term Loan, 5.20%, Maturing September 30, 2011        1,524,375
                 Savers, Inc.
  3,491,250      Term Loan, 6.50%, Maturing August 4, 2009            3,519,616
                 Stewart Enterprises, Inc.
    604,293      Term Loan, 4.20%, Maturing January 31, 2006            609,958
                 Travelcenters of America, Inc.
  8,032,520      Term Loan, 5.05%, Maturing November 30, 2008         8,126,235
-------------------------------------------------------------------------------
                                                                 $  167,962,855
-------------------------------------------------------------------------------
Surface Transport -- 0.8%
-------------------------------------------------------------------------------
                 Horizon Lines, LLC
$ 5,885,250      Term Loan, 4.73%, Maturing July 7, 2011         $    5,993,144
                 Laidlaw International, Inc.
 16,634,334      Term Loan, 5.59%, Maturing June 19, 2009            16,912,443
                 NFIL Holding Corp.
  6,631,441      Term Loan, 4.31%, Maturing February 27, 2010         6,724,699
  2,177,724      Term Loan, 4.71%, Maturing February 27, 2010         2,211,751
                 Quality Distribution, LLC
  2,435,662      Term Loan, 5.07%, Maturing November 13, 2009         2,386,948
                 Sirva Worldwide, Inc.
 10,170,588      Term Loan, 4.34%, Maturing December 31, 2010        10,259,581
-------------------------------------------------------------------------------
                                                                 $   44,488,566
-------------------------------------------------------------------------------
Telecommunications -- 5.2%
-------------------------------------------------------------------------------
                 American Tower, L.P.
$27,132,000      Term Loan, 4.48%, Maturing August 31, 2011      $   27,532,631
                 Cellular South, Inc.
  8,379,000      Term Loan, 4.50%, Maturing May 4, 2011               8,499,448
                 Centennial Cellular Operating
 14,770,763      Term Loan, 4.50%, Maturing February 9, 2011         14,965,943
                 Cincinnati Bell, Inc.
 17,416,363      Term Loan, 4.54%, Maturing June 30, 2008            17,601,412
                 Consolidated Communications, Inc.
  1,264,481      Term Loan, 4.34%, Maturing October 14, 2010          1,267,642
 12,757,333      Term Loan, 4.34%, Maturing October 14, 2011         12,884,907
                 D&E Communications, Inc.
  3,275,076      Term Loan, 4.52%, Maturing December 31, 2011         3,323,180
                 Dobson Cellular Systems, Inc.
 13,862,487      Term Loan, 5.38%, Maturing March 31, 2010           13,826,972
                 Faupoint Communications Inc.
  4,159,928      Term Loan, 4.98%, Maturing March 31, 2007            4,180,728
                 Nextel Communications
 37,852,545      Term Loan, 3.73%, Maturing December 15, 2010        38,005,545
                 Nextel Partners Operation Corp.
 16,800,000      Term Loan, 4.31%, Maturing May 31, 2011             17,085,247
                 Ntelos, Inc.
  4,739,741      Term Loan, 5.96%, Maturing July 25, 2008             4,730,854
                 PanAmsat Corp.
 26,388,145      Term Loan, 4.66%, Maturing August 20, 2011          26,566,555
                 Qwest Corp.
 36,040,000      Term Loan, 6.50%, Maturing June 4, 2007             37,516,991
                 SBA Senior Finance, Inc.
 10,594,362      Term Loan, 5.21%, Maturing October 31, 2008         10,703,621
                 Spectrasite Communications, Inc.
  2,515,432      Term Loan, 4.11%, Maturing June 30, 2007             2,522,113
 12,840,631      Term Loan, 5.23%, Maturing December 31, 2007        12,874,337
                 Valor Telecommunications Enterprises, LLC
  1,201,458      Term Loan, 4.38%, Maturing June 30, 2008             1,216,476
                 Western Wireless Corp.
 22,443,750      Term Loan, 4.94%, Maturing May 31, 2011             22,814,476
                 Winstar Communications, Inc.
    127,026      DIP Loan, 4.68%, Maturing December 31,                  46,123
                 2004(2)(3)
-------------------------------------------------------------------------------
                                                                 $  278,165,201
-------------------------------------------------------------------------------
Utilities -- 2.4%
-------------------------------------------------------------------------------
                 Allegheny Energy Supply Co.
$17,961,798      Term Loan, 3.70%, Maturing March 8, 2011        $   18,079,681
                 Centerpoint Energy, Inc.
 32,758,537      Term Loan, 4.88%, Maturing October 7, 2006          32,922,330
                 Cogentrix Delaware Holdings, Inc.
  5,870,500      Term Loan, 4.34%, Maturing February 26, 2009         5,978,124
                 Coleto Creek WLE, L.P.
  5,835,375      Term Loan, 4.23%, Maturing June 30, 2011             5,950,869
                 NRG Energy, Inc.
  6,501,412      Term Loan, 4.74%, Maturing June 23, 2010             6,717,584
 11,475,675      Term Loan, 4.74%, Maturing June 23, 2010            11,851,503
                 NUI Utilities
    283,951      Term Loan, 5.20%, Maturing November 21, 2005           285,015
  3,939,815      Term Loan, 5.20%, Maturing November 21, 2005         3,959,514
  1,290,984      Term Loan, 8.00%, Maturing November 21, 2005         1,295,825
  6,584,016      Term Loan, 8.00%, Maturing November 21, 2005         6,608,706
                 Pike Electric, Inc.
  9,277,607      Term Loan, 4.13%, Maturing July 1, 2012              9,449,632
                 Plains Resources, Inc.
  5,897,143      Term Loan, 5.09%, Maturing July 23, 2010             5,980,074
                 Teton Power Funding, LLC
  9,124,407      Term Loan, 5.16%, Maturing March 12, 2011            9,272,679
                 Tuscon Electric Power Co.
 10,900,000      Term Loan, 1.88%, Maturing June 30, 2009            10,995,375
-------------------------------------------------------------------------------
                                                                 $  129,346,911
-------------------------------------------------------------------------------
Total Senior, Floating Rate Interests
  (identified cost $4,534,948,525)                               $4,562,970,976
-------------------------------------------------------------------------------
Corporate Bonds & Notes -- 0.8%
Principal
Amount
(000's omitted)  Security                                             Value
-------------------------------------------------------------------------------
Broadcast Media -- 0.4%
-------------------------------------------------------------------------------
                 Echostar DBS Corp., Sr. Notes
$     5,000      4.85%, 10/1/08                                  $    5,225,000
                 Paxson Communications Corp.
     15,250      4.35%, 1/15/10(4)                                   15,421,562
-------------------------------------------------------------------------------
                                                                 $   20,646,562
-------------------------------------------------------------------------------
Financial Investments -- 0.1%
-------------------------------------------------------------------------------
                 Carlyle High Yield Partners, Series 2004-6A,
                 Class C
$     1,500      4.36%, 8/15/16(4)                               $    1,500,000
                 Dryden Leveraged Loan, Series 2004-6A, Class C1
      1,500      4.055%, 7/30/16(4)                                   1,500,000
-------------------------------------------------------------------------------
                                                                 $    3,000,000
-------------------------------------------------------------------------------
Publishing -- 0.1%
-------------------------------------------------------------------------------
                 Advanstar Communications, Inc., Variable Rate
$     5,940      9.79%, 8/15/08                                  $    6,251,850
-------------------------------------------------------------------------------
                                                                 $    6,251,850
-------------------------------------------------------------------------------
Telecommunications - Wireless -- 0.2%
-------------------------------------------------------------------------------
                 Rural Cellular Corp., Variable Rate
$    11,000      5.61%, 3/15/10(4)                               $   11,385,000
-------------------------------------------------------------------------------
                                                                 $   11,385,000
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes
  (identified cost $40,470,886)                                  $   41,283,412
-------------------------------------------------------------------------------
Common Stocks -- 0.1%

Shares/Rights    Security                                             Value
-------------------------------------------------------------------------------
    105,145      Hayes Lemmerz International(3)                  $      875,859
      1,062      IDT Corp., Class B(3)                                   14,677
         25      Knowledge Universe, Inc. (2)(3)                         15,835
    282,096      Thermadyne Holdings Corp.(3)                         2,962,008
-------------------------------------------------------------------------------
Total Common Stocks
  (identified cost, $4,019,153)                                  $    3,868,379
-------------------------------------------------------------------------------
Preferred Stocks -- 0.0%

Shares/Rights    Security                                             Value
-------------------------------------------------------------------------------
        350      Hayes Lemmerz International(3)                  $       12,595
-------------------------------------------------------------------------------
Total Preferred Stocks
  (identified cost, $17,500)                                     $       12,595
-------------------------------------------------------------------------------
Commercial Paper -- 9.7%
Principal
Amount
(000's omitted)  Security                                             Value
-------------------------------------------------------------------------------
Banks and Money Services -- 7.2%
-------------------------------------------------------------------------------
                 Barton Capital Corp.
$    25,000      1.77%, 11/4/04                                  $   24,996,313
     24,359      1.78%, 11/5/04                                      24,354,182
                 Cafco, LLC
     50,000      1.82%, 11/24/04                                     49,941,861
                 General Electric Capital
     75,000      1.89%, 11/30/04                                     74,885,812
                 Kitty Hawk Funding
     75,000      1.79%, 11/12/04                                     74,958,979
                 Toyota Motor Credit Corp.
     75,000      1.78%, 11/18/04                                     74,936,958
                 Yorktown Capital, LLC
     25,000      1.78%, 11/1/04                                      25,000,000
     41,343      1.78%, 11/8/04                                      41,328,691
-------------------------------------------------------------------------------
                                                                 $  390,402,796
-------------------------------------------------------------------------------
Insurance -- 2.5%
-------------------------------------------------------------------------------
                 AIG Funding, Inc.
$    75,000      1.89%, 11/29/04                                 $   74,889,750
                 Marsh & McLennan Co., Inc.
     60,500      1.75%, 11/3/04                                      60,494,118
-------------------------------------------------------------------------------
                                                                 $  135,383,868
-------------------------------------------------------------------------------
Total Commercial Paper
  (amortized cost $525,786,664)                                  $  525,786,664
-------------------------------------------------------------------------------
Short-Term Investments -- 3.5%
Principal
Amount           Security                                             Value
-------------------------------------------------------------------------------
                 Federal National Mortgage Association
                 Discount Note
$99,477,000      1.74%, 11/02/04                                 $   99,472,192
                 Investors Bank and Trust Company Time Deposit
 87,833,000      1.88%, 11/01/04                                     87,833,000
-------------------------------------------------------------------------------
Total Short-Term Investments
  (at amortized cost $187,305,192)                               $  187,305,192
-------------------------------------------------------------------------------
Total Investments -- 98.7%
  (identified cost $5,292,547,920)                               $5,321,227,218
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                           $   68,411,083
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                             $5,389,638,301
-------------------------------------------------------------------------------
Note: The Portfolio has made commitments to fund specified amounts under certain existing credit arrangments. Pursuant to the terms of these arrangements, the Portfolio had unfunded loan commitments of $155,638,576 as of October 31, 2004.
(1) Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating- rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the Senior Loan facility. Interest rates are periodically predetermined by a reference to a base lending rate plus a premium. These base lending rates are generally (i) the premium rate offered by one or more major United States banks or (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR).
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(3) Non-income producing security.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate value of the securities is $29,806,562 or 0.6% of the net assets.

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2004

Assets
--------------------------------------------------------------------------------
Investments, at value
  (identified cost, $5,292,547,920)                              $5,321,227,218
Cash                                                                 36,854,786
Receivable for investments sold                                         191,661
Receivable for open swap contracts                                       85,205
Interest receivable                                                  15,880,761
Cash collateral segregated to cover open swap contracts              21,600,000
Prepaid expenses                                                        503,921
--------------------------------------------------------------------------------
Total assets                                                     $5,396,343,552
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                $    6,480,732
Payable to affiliate for Trustees' fees                                   2,006
Accrued expenses                                                        222,513
--------------------------------------------------------------------------------
Total liabilities                                                $    6,705,251
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio        $5,389,638,301
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $5,361,057,623
Net unrealized appreciation (computed on the
  basis of identified cost)                                          28,580,678
--------------------------------------------------------------------------------
Total                                                            $5,389,638,301
--------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended October 31, 2004

Investment Income
--------------------------------------------------------------------------------
Interest                                                         $  145,270,047
--------------------------------------------------------------------------------
Total investment income                                          $  145,270,047
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                           $   19,900,172
Trustees' fees and expenses                                              26,672
Custodian fee                                                           524,494
Legal and accounting services                                           283,397
Miscellaneous                                                           545,050
--------------------------------------------------------------------------------
Total expenses                                                   $   21,279,785
--------------------------------------------------------------------------------
Deduct --
  Reduction of custodian fee                                     $       13,550
--------------------------------------------------------------------------------
Total expense reductions                                         $       13,550
--------------------------------------------------------------------------------

Net expenses                                                     $   21,266,235
--------------------------------------------------------------------------------

Net investment income                                            $  124,003,812
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                $   (6,769,808)
  Swap contracts                                                        269,007
--------------------------------------------------------------------------------
Net realized loss                                                $   (6,500,801)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                            $   25,730,531
  Swap contracts                                                        (98,620)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $   25,631,911
--------------------------------------------------------------------------------

Net realized and unrealized gain                                 $   19,131,110
--------------------------------------------------------------------------------

Net increase in net assets from operations                       $  143,134,922
--------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                         Year Ended          Year Ended
in Net Assets                               October 31, 2004    October 31, 2003
--------------------------------------------------------------------------------
From operations --
  Net investment income                      $   124,003,812     $   59,562,467
  Net realized loss from investment
    transactions, and swap contracts              (6,500,801)       (13,630,760)
  Net change in unrealized appreciation
    (depreciation) from investments, and
    swap contracts                                25,631,911         51,506,568
--------------------------------------------------------------------------------
Net increase in net assets from
  operations                                 $   143,134,922     $   97,438,275
--------------------------------------------------------------------------------
Capital transactions --
  Contributions                              $ 4,091,382,871     $1,296,513,630
  Withdrawals                                 (1,062,753,539)      (502,206,079)
--------------------------------------------------------------------------------
Net increase in net assets from capital
  transactions                               $ 3,028,629,332     $  794,307,551
--------------------------------------------------------------------------------
Net increase in net assets                   $ 3,171,764,254     $  891,745,826
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $ 2,217,874,047     $1,326,128,221
--------------------------------------------------------------------------------
At end of year                               $ 5,389,638,301     $2,217,874,047
--------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                Year Ended October 31,
                                                        -----------------------------------------------------------------------
Ratios/Supplementary Data+                                    2004          2003          2002          2001          2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
    Net expenses                                              0.56%         0.61%         0.62%         0.57%         0.04%(3)
    Net expenses after custodian fee reduction                0.56%         0.61%         0.62%         0.57%         0.04%(3)
    Net investment income                                     3.27%         4.05%         4.72%         6.45%         8.49%(3)
Portfolio Turnover                                              67%           64%           76%           52%            3%
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                               3.93%         6.91%         2.19%           --            --
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $5,389,638    $2,217,874    $1,326,128    $1,387,728    $  145,896
-------------------------------------------------------------------------------------------------------------------------------

+   The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses                                                                                            0.61%         0.79%(3)
    Expenses after custodian fee reduction                                                              0.61%         0.79%(3)
    Net investment income                                                                               6.41%         7.74%(3)
-------------------------------------------------------------------------------------------------------------------------------
(1) For the period from the start of business, September 5, 2000, to October 31, 2000.
(2) Total return is required to be disclosed for the fiscal years beginning December 15, 2000.
(3) Annualized.

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 19, 2000, seeks to provide a high level of current income by investing primarily in senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate High Income Fund and Eaton Vance Medallion Floating-Rate Income Fund held an approximate 69.2%, 25.3% and 2.7% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments are in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly-owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's valuation committee and by the Portfolio's Trustees based upon procedures approved by the Trustees. Fair valued securities are marked daily as well. Non-loan Portfolio holdings (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Interest Rate Swaps -- The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

  E Credit Default Swaps -- The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

  F Expense Reduction -- Investors Bank & Trust (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

  G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  H Indemnifications -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

  I Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the fee was equivalent to 0.525% of the Portfolio's average net assets for such period and amounted to $19,900,172.

  Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  During the year ended October 31, 2004, the Portfolio engaged in purchase transactions with other portfolios that also utilize BMR as an investment adviser. These purchase transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to purchases of $120,193,790.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2004 aggregated $4,876,406,410, $1,765,558,571 and $334,555,941, respectively.

4 Line of Credit
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios managed by BMR in a $465 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.10% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2004, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

5 Federal Income Tax Unrealized Appreciation (Depreciation)
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                                 $5,292,570,973
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                  $   33,388,488
  ------------------------------------------------------------------------------
  Gross unrealized depreciation                                      (4,709,190)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                    $   28,656,245
  ------------------------------------------------------------------------------

6 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Credit Default Swaps

                                                                       Net
                                                                   Unrealized
Notional         Expiration                                       Appreciation
 Amount             Date                Description              (Depreciation)
--------------------------------------------------------------------------------
5,800,000 USD    9/20/2008    Agreement with Credit                $(68,525)
                              Suisse/First Boston dated
                              1/10/2004 whereby the Portfolio
                              will receive 2.45% per year
                              times the notional amount. The
                              Portfolio makes a payment only
                              upon a default event on
                              underlying loan assets (50 in
                              total, each representing 2% of
                              the notional value of the swap).

2,900,000 USD    9/20/2008    Agreement with Credit                 (20,161)
                              Suisse/First Boston dated
                              2/13/2004 whereby the Portfolio
                              will receive 2.45% per year
                              times the notional amount. The
                              Portfolio makes a payment only
                              upon a default event on
                              underlying loan assets (50 in
                              total, each representing 2% of
                              the notional value of the swap).

2,900,000 USD    9/20/2008    Agreement with Credit                  12,214
                              Suisse/First Boston dated
                              3/23/2004 whereby the Portfolio
                              will receive 2.45% per year
                              times the notional amount. The
                              Portfolio makes a payment only
                              upon a default event on
                              underlying loan assets (50 in
                              total, each representing 2% of
                              the notional value of the swap).

10,000,000 USD   12/20/2009   Agreement with Lehman Brothers        (22,149)
                              dated 10/28/2004 whereby the
                              Portfolio will receive 2.35% per
                              year times the notional amount.
                              The Portfolio makes a payment of
                              the notional amount only upon a
                              default event on the reference
                              entity, a Revolving Credit
                              Agreement issued by Crown
                              Americas Inc.

Floating Rate Portfolio as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Floating Rate Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Floating Rate Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the supplementary data for the three years then ended, and for the period from the start of business, September 5, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at October 31, 2004 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Floating Rate Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION
--------------------------------------------------------------------------------

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio and High Income Portfolio (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM.

                                                                                                     Number of
                                                                                                   Portfolios in
                           Position(s) with    Term of Office                                       Fund Complex         Other
                           the Trust and the     and Length     Principal Occupation(s) During      Overseen By      Directorships
Name and Date of Birth         Portfolio         of Service             Past Five Years              Trustee(1)           Held
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

James B. Hawkes                 Trustee        Trustee of the   Chairman, President and Chief           192         Director of EVC
11/9/41                                          Trust since    Executive Officer of BMR, EVC,
                                                  1991; of      EVM and EV; Director of EV;
                                                Floating-Rate   Vice President and Director of
                                                  Portfolio     EVD. Trustee and/or officer of
                                               since 2000; of   192 registered investment
                                                 High Income    companies in the Eaton Vance
                                                  Portfolio     Fund Complex. Mr. Hawkes is an
                                                 since 1992     interested person because of
                                                                his positions with BMR, EVM,
                                                                EVC and EV, which are
                                                                affiliates of the Trust and
                                                                the Portfolios.

Noninterested Trustee(s)

Samuel L. Hayes, III            Trustee        Trustee of the   Jacob H. Schiff Professor of            192           Director of
2/23/35                                          Trust since    Investment Banking Emeritus,                         Tiffany & Co.
                                                  1986; of      Harvard University Graduate                           (specialty
                                                Floating Rate   School of Business                                   retailer) and
                                               Portfolio since  Administration.                                       Telect, Inc.
                                                2000; of High                                                           (telecom-
                                                   Income                                                              munication
                                                  Portfolio                                                             services
                                                 since 1993                                                             company)

William H. Park                 Trustee          Since 2003     President and Chief Executive           192               None
9/19/47                                                         Officer, Prizm Capital
                                                                Management, LLC (investment
                                                                management firm) (since 2002).
                                                                Executive Vice President and
                                                                Chief Financial Officer,
                                                                United Asset Management
                                                                Corporation (a holding company
                                                                owning institutional
                                                                investment management firms)
                                                                (1982-2001).

Ronald A. Pearlman              Trustee          Since 2003     Professor of Law, Georgetown            192               None
7/10/40                                                         University Law Center (since
                                                                1999). Tax Partner Covington &
                                                                Burling, Washington, DC
                                                                (1991-2000).

Norton H. Reamer                Trustee        Trustee of the   President, Chief Executive              192               None
9/21/35                                          Trust since    Officer and a Director of
                                                  1986; of      Asset Management Finance Corp.
                                                  Floating      (a specialty finance company
                                               Rate Portfolio   serving the investment
                                                 since 2000;    management industry) (since
                                               of High Income   October 2003). President,
                                                  Portfolio     Unicorn Corporation (an
                                                 since 1993     investment and financial
                                                                advisory services company)
                                                                (since September 2000).
                                                                Formerly, Chairman, Hellman,
                                                                Jordan Management Co., Inc.
                                                                (an investment management
                                                                company) (2000-2003).
                                                                Formerly, Advisory Director of
                                                                Berkshire Capital Corporation
                                                                (investment banking firm)
                                                                (2002-2003). Formerly Chairman
                                                                of the Board, United Asset
                                                                Management Corporation (a
                                                                holding company owning
                                                                institutional investment
                                                                management firms) and
                                                                Chairman, President and
                                                                Director, UAM Funds (mutual
                                                                funds) (1980-2000).

Lynn A. Stout                   Trustee        Trustee of the   Professor of Law, University            192               None
9/14/57                                        Trust and High   of California at Los Angeles
                                                   Income       School of Law (since July 2001).
                                                  Portfolio     Formerly, Professor of Law,
                                               since 1998; of   Georgetown University Law Center.
                                                Floating Rate
                                                  Portfolio
                                                 since 2000

Eaton Vance Floating-Rate High Income Fund as of October 31, 2004

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION CONT'D
--------------------------------------------------------------------------------

Principal Officers who are not Trustees

                         Position(s) with     Term of Office
                         the Trust and the      and Length
Name and Date of Birth       Portfolio          of Service       Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President of the       Since 2002       Executive Vice President of EVM, BMR, EVC and EV; Chief Investment
5/31/58                        Trust                             Officer of EVM and BMR and Director of EVC. Chief Executive Officer
                                                                 of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                                 Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund
                                                                 LLC (private investment companies sponsored by EVM). Officer of 55 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr.    Vice President of      Since 1995       Vice President of EVM and BMR. Officer of 78 registered investment
7/28/59                      the Trust                           companies managed by EVM or BMR.

Thomas J. Fetter         Vice President of      Since 1997       Vice President of EVM and BMR. Officer of 124 registered investment
8/20/43                      the Trust                           companies managed by EVM or BMR.

Thomas P. Huggins        Vice President of      Since 2000       Vice President of EVM and BMR. Officer of 7 registered investment
3/7/66                      High Income                          companies managed by EVM or BMR.
                             Portfolio

Michael R. Mach          Vice President of      Since 1999       Vice President of EVM and BMR. Previously, Managing Director and
7/14/47                      the Trust                           Senior Analyst for Robertson Stephens (1998-1999). Officer of 28
                                                                 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh      Vice President of      Since 1998       Vice President of EVM and BMR. Officer of 124 registered investment
1/22/57                      the Trust                           companies managed by EVM or BMR.

Scott H. Page            Vice President of      Since 2000       Vice President of EVM and BMR. Officer of 13 registered investment
11/30/59                   Floating Rate                         companies managed by EVM or BMR.
                             Portfolio

Duncan W. Richardson     Vice President of      Since 2001       Senior Vice President and Chief Equity Investment Officer of EVM
10/26/57                     the Trust                           and BMR. Officer of 44 registered investment companies managed by
                                                                 EVM or BMR.

Walter A. Row, III       Vice President of      Since 2001       Director of Equity Research and a Vice President of EVM and BMR.
7/20/57                      the Trust                           Officer of 24 registered investment companies managed by EVM or
                                                                 BMR.

Judith A. Saryan         Vice President of      Since 2003       Vice President of EVM and BMR. Previously, Portfolio Manager and
8/21/54                      the Trust                           Equity Analyst for State Street Global Advisers (1980-1999).
                                                                 Officer of 27 registered investment companies managed by EVM or
                                                                 BMR.

Susan Schiff             Vice President of      Since 2002       Vice President of EVM and BMR. Officer of 27 registered investment
3/31/61                      the Trust                           companies managed by EVM or BMR.

Payson F. Swaffield        President of        Since 2002(2)     Vice President of EVM and BMR. Officer of 13 registered investment
8/13/56                    Floating Rate                         companies managed by EVM or BMR.
                             Portfolio

Michael W. Weilheimer    President of High     Since 2002(2)     Vice President of EVM and BMR. Officer of 10 registered investment
2/11/61                  Income Portfolio                        companies managed by EVM or BMR.

Alan R. Dynner               Secretary        Secretary of the   Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD,
10/10/40                                       Trust and High    EV and EVC. Officer of 192 registered investment companies managed
                                              Income Portfolio   by EVM or BMR.
                                               since 1997; of
                                               Floating Rate
                                              Portfolio since
                                                   2000

Barbara E. Campbell       Treasurer of the     Since 2002(2)     Vice President of EVM and BMR. Officer of 192 registered investment
6/19/57                      Portfolios                          companies managed by EVM or BMR.

James L. O'Connor         Treasurer of the      Since 1989       Vice President of BMR, EVM and EVD. Officer of 114 registered
4/1/45                         Trust                             investment companies managed by EVM or BMR.

Paul M. O'Neil                 Chief            Since 2004       Vice President of EVM and BMR. Officer of 192 registered investment
7/11/53                      Compliance                          companies managed by EVM or BMR.
                              Officer

(1)  Includes both master and feeder funds in a master-feeder structure.
(2) Prior to 2002, Mr. Swaffield served as Vice President of Floating Rate Portfolio since 2000, Mr. Weilheimer served as Vice President of High Income Portfolio since 1995 and Ms. Campbell served as Assistant Treasurer of Floating Rate Portfolio since 2000 and High Income Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

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

                  INVESTMENT ADVISER OF FLOATING RATE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

           ADMINISTRATOR OF EATON VANCE FLOATING-RATE HIGH INCOME FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022

                   EATON VANCE FLOATING-RATE HIGH INCOME FUND
                            THE EATON VANCE BUILDING
                                255 State Street
                                Boston, MA 02109

--------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.
--------------------------------------------------------------------------------

811-12/04                                                                 FRHSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE GOVERNMENT OBLIGATIONS FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

  - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

  - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

  - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF SUSAN SCHIFF]
Susan Schiff
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PERIOD ENDED OCTOBER 31, 2004

- The Fund's fiscal year-end has been changed from December 31 to October 31. The Fund's Class A shares had a total return of 1.91% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in net asset value per share (NAV) to $8.97 on October 31, 2004 from $9.33 on December 31, 2003, and the reinvestment of $0.533 in dividends.

- The Fund's Class B shares had a total return of 1.35% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in NAV to $7.74 on October 31, 2004 from $8.04 on December 31, 2003, and the reinvestment of $0.406 in dividends.

- The Fund's Class C shares had a total return of 1.22% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in NAV to $7.73 on October 31, 2004 from $8.04 on December 31, 2003, and the reinvestment of $0.406 in dividends.

- In comparison, the Lehman Intermediate Government Bond Index had a total return of 2.74% during the period from December 31, 2003 through October 31, 2004.(2) For comparision with the Fund's peer group, the Lipper
  Short/Intermediate Government Bond Fund Classification had an average total return of 1.82% during the same period.(2)

  RECENT FUND DEVELOPMENTS

- The Portfolio maintained its emphasis on the seasoned segment of the MBS market. Five-year Treasury yields rose 40 basis points (0.40%) during the period, responding to efforts by the Federal Reserve to raise short-term rates. However, yield spreads on the Portfolio's seasoned MBS narrowed in 2004, offsetting the rise in rates. MBS spreads were around 150 basis points (1.5%) at October 31, 2004, down from 200 basis points (2.0%) at December 31, 2003.

- Prepayment rates for the Fund's seasoned MBS declined significantly over the course of the year, falling to near 25% by October 31, 2004 from from their peak around 50% in 2003. Interestingly, while this trend marked a significant improvement, the rate of decline was somewhat below expectations. In part, that was the result of a flattening of the yield curve. That is, while short-term rates rose, longer-term rates moved slightly lower, keeping 30-year mortgage rates near historical lows.

- The Portfolio's duration was 2.8 years at October 31, 2004, toward the lower end of its historical range and up slightly from December 31, 2003. Duration is an indicator - stated in years - that measures cash flows and expected maturity of a fixed-income security or portfolio, and is used to determine price sensitivity to changes in interest rates. Thus, if rates rise in response to a stronger economy, a shorter duration can limit the Portfolio's interest rate exposure.

- The Portfolio has maintained an exposure to U.S. Treasury and government agency obligations, very liquid securities of high quality.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED.
    (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR CLASSIFICATION. THE INDEX'S AND CLASSIFICATION'S TOTAL RETURNS DO NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the Lehman Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the Lehman Intermediate Government Bond Index. The chart also offers a comparison with the Lipper Short-Intermediate Government Fund Classification, the Fund's peer Classification. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE(1)                       CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------
Average Annual Total Returns (at
  net asset value)

One Year                                2.42%     1.74%     1.75%
Five Years                              5.43      4.67      4.61
Ten Years                               5.87      5.11      4.99
Life of Fund+                           7.59      4.46      4.34

SEC Average Annual Total Returns
  (including sales charge or
  applicable CDSC)

One Year                               -2.46%    -3.04%     0.79%
Five Years                              4.41      4.36      4.61
Ten Years                               5.35      5.11      4.99
Life of Fund+                           7.33      4.46      4.34

+ Inception dates: Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93

(1) AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B OR CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

[CHART]

DIVERSIFICATION BY SECTORS(2)

U.S. Treasury Obligations                0.6%
Commercial Paper                         0.2%
Government National Mortgage Assn.      34.1%
Federal National Mortgage Assn.         33.9%
Federal Home Loan Mortgage Corp.        25.6%
Collateralized Mortgage Obligations      4.9%
Agency Debentures                        0.7%

(2)  As of October 31, 2004. Holdings subject to change due to active management

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Government Obligations Fund Class A vs. the Lehman Brothers Intermediate Govt. Bond Index and Lipper Short-Intermediate Govt. Fund Classification*

October 31, 1994 - October 31, 2004

                   EATON VANCE GOVERNMENT        FUND, INCLUDING    LEHMAN BROTHERS INTERMEDIATE    LIPPER SHORT-INTERMEDIATE
        DATE      OBLIGATIONS FUND CLASS A    MAXIMUM SALES CHARGE     GOVERNMENT BOND INDEX      GOVERNMENT FUND CLASSIFICATION
--------------------------------------------------------------------------------------------------------------------------------
      10/31/1994                    10,000                   9,525                        10,000                          10,000
      11/30/1994                     9,966                   9,489                         9,955                           9,963
      12/31/1994                    10,010                   9,531                         9,988                           9,965
       1/31/1995                    10,165                   9,678                        10,150                          10,117
       2/28/1995                    10,365                   9,869                        10,346                          10,278
       3/31/1995                    10,426                   9,927                        10,403                          10,331
       4/30/1995                    10,546                  10,041                        10,524                          10,417
       5/31/1995                    10,815                  10,297                        10,821                          10,665
       6/30/1995                    10,873                  10,352                        10,889                          10,726
       7/31/1995                    10,853                  10,334                        10,895                          10,735
       8/31/1995                    10,979                  10,453                        10,985                          10,818
       9/30/1995                    11,048                  10,519                        11,058                          10,868
      10/31/1995                    11,199                  10,663                        11,179                          10,988
      11/30/1995                    11,309                  10,767                        11,316                          11,102
      12/31/1995                    11,408                  10,862                        11,427                          11,186
       1/31/1996                    11,490                  10,940                        11,524                          11,282
       2/29/1996                    11,362                  10,818                        11,402                          11,194
       3/31/1996                    11,336                  10,793                        11,350                          11,117
       4/30/1996                    11,313                  10,771                        11,317                          11,097
       5/31/1996                    11,287                  10,747                        11,311                          11,095
       6/30/1996                    11,441                  10,893                        11,426                          11,183
       7/31/1996                    11,464                  10,915                        11,461                          11,220
       8/31/1996                    11,462                  10,913                        11,474                          11,232
       9/30/1996                    11,648                  11,090                        11,623                          11,360
      10/31/1996                    11,817                  11,251                        11,813                          11,518
      11/30/1996                    11,981                  11,408                        11,956                          11,634
      12/31/1996                    11,924                  11,353                        11,891                          11,593
       1/31/1997                    11,954                  11,381                        11,937                          11,644
       2/28/1997                    12,038                  11,462                        11,957                          11,670
       3/31/1997                    11,993                  11,418                        11,889                          11,624
       4/30/1997                    12,077                  11,499                        12,023                          11,735
       5/31/1997                    12,165                  11,582                        12,116                          11,813
       6/30/1997                    12,258                  11,671                        12,220                          11,908
       7/31/1997                    12,495                  11,897                        12,445                          12,084
       8/31/1997                    12,423                  11,829                        12,398                          12,057
       9/30/1997                    12,551                  11,950                        12,532                          12,171
      10/31/1997                    12,678                  12,071                        12,678                          12,282
      11/30/1997                    12,680                  12,073                        12,706                          12,302
      12/31/1997                    12,789                  12,177                        12,810                          12,394
       1/31/1998                    12,883                  12,266                        12,977                          12,526
       2/28/1998                    12,873                  12,257                        12,963                          12,521
       3/31/1998                    12,896                  12,278                        13,004                          12,560
       4/30/1998                    12,902                  12,285                        13,066                          12,611
       5/31/1998                    12,984                  12,362                        13,155                          12,689
       6/30/1998                    13,055                  12,430                        13,244                          12,755
       7/31/1998                    13,062                  12,437                        13,295                          12,802
       8/31/1998                    13,343                  12,704                        13,546                          12,982
       9/30/1998                    13,576                  12,926                        13,863                          13,204
      10/31/1998                    13,374                  12,734                        13,885                          13,201
      11/30/1998                    13,435                  12,792                        13,843                          13,195
      12/31/1998                    13,500                  12,854                        13,897                          13,253
       1/31/1999                    13,519                  12,871                        13,959                          13,308
       2/28/1999                    13,423                  12,780                        13,767                          13,173
       3/31/1999                    13,536                  12,888                        13,859                          13,268
       4/30/1999                    13,608                  12,956                        13,896                          13,298
       5/31/1999                    13,523                  12,876                        13,811                          13,224
       6/30/1999                    13,417                  12,774                        13,831                          13,218
       7/31/1999                    13,446                  12,803                        13,833                          13,207
       8/31/1999                    13,360                  12,720                        13,852                          13,210
       9/30/1999                    13,554                  12,905                        13,971                          13,339
      10/31/1999                    13,584                  12,933                        13,999                          13,370
      11/30/1999                    13,601                  12,950                        14,009                          13,389
      12/31/1999                    13,575                  12,925                        13,964                          13,362
       1/31/2000                    13,532                  12,884                        13,918                          13,309
       2/29/2000                    13,669                  13,015                        14,033                          13,409
       3/31/2000                    13,710                  13,054                        14,193                          13,514
       4/30/2000                    13,748                  13,090                        14,187                          13,520
       5/31/2000                    13,744                  13,086                        14,225                          13,543
       6/30/2000                    13,965                  13,296                        14,451                          13,739
       7/31/2000                    14,046                  13,373                        14,547                          13,822
       8/31/2000                    14,202                  13,522                        14,710                          13,969
       9/30/2000                    14,352                  13,664                        14,839                          14,087
      10/31/2000                    14,457                  13,765                        14,940                          14,166
      11/30/2000                    14,680                  13,977                        15,160                          14,346
      12/31/2000                    14,813                  14,104                        15,427                          14,549
       1/31/2001                    15,045                  14,325                        15,632                          14,727
       2/28/2001                    15,197                  14,469                        15,776                          14,841
       3/31/2001                    15,251                  14,520                        15,890                          14,935
       4/30/2001                    15,286                  14,554                        15,840                          14,935
       5/31/2001                    15,406                  14,669                        15,906                          15,010
       6/30/2001                    15,454                  14,714                        15,956                          15,043
       7/31/2001                    15,754                  15,000                        16,254                          15,280
       8/31/2001                    15,879                  15,119                        16,399                          15,399
       9/30/2001                    16,192                  15,417                        16,749                          15,661
      10/31/2001                    16,470                  15,681                        17,010                          15,888
      11/30/2001                    16,279                  15,500                        16,807                          15,719
      12/31/2001                    16,155                  15,382                        16,726                          15,652
       1/31/2002                    16,247                  15,470                        16,798                          15,732
       2/28/2002                    16,396                  15,611                        16,937                          15,857
       3/31/2002                    16,125                  15,353                        16,681                          15,662
       4/30/2002                    16,425                  15,639                        16,994                          15,904
       5/31/2002                    16,507                  15,717                        17,112                          16,013
       6/30/2002                    16,665                  15,867                        17,326                          16,158
       7/31/2002                    16,992                  16,178                        17,653                          16,393
       8/31/2002                    17,025                  16,210                        17,854                          16,553
       9/30/2002                    17,266                  16,439                        18,161                          16,754
      10/31/2002                    17,291                  16,463                        18,149                          16,766
      11/30/2002                    17,200                  16,377                        18,005                          16,672
      12/31/2002                    17,422                  16,588                        18,338                          16,927
       1/31/2003                    17,392                  16,559                        18,297                          16,904
       2/28/2003                    17,479                  16,642                        18,504                          17,086
       3/31/2003                    17,457                  16,621                        18,508                          17,081
       4/30/2003                    17,547                  16,707                        18,560                          17,152
       5/31/2003                    17,659                  16,813                        18,851                          17,366
       6/30/2003                    17,616                  16,772                        18,820                          17,341
       7/31/2003                    17,310                  16,481                        18,363                          16,932
       8/31/2003                    17,227                  16,402                        18,396                          16,961
       9/30/2003                    17,454                  16,618                        18,795                          17,296
      10/31/2003                    17,275                  16,448                        18,611                          17,144
      11/30/2003                    17,289                  16,461                        18,612                          17,146
      12/31/2003                    17,361                  16,530                        18,757                          17,264
       1/31/2004                    17,425                  16,590                        18,859                          17,344
       2/29/2004                    17,551                  16,711                        19,039                          17,489
       3/31/2004                    17,603                  16,760                        19,171                          17,594
       4/30/2004                    17,383                  16,551                        18,743                          17,248
       5/31/2004                    17,356                  16,525                        18,683                          17,191
       6/30/2004                    17,416                  16,582                        18,730                          17,234
       7/31/2004                    17,517                  16,678                        18,866                          17,349
       8/31/2004                    17,664                  16,818                        19,146                          17,580
       9/30/2004                    17,649                  16,804                        19,153                          17,577
      10/31/2004                    17,693                  16,846                        19,270                          17,668

* SOURCES: THOMSON FINANCIAL; BLOOMBERG, L.P.

INVESTMENT OPERATIONS COMMENCED 8/24/84. A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS B SHARES ON 10/31/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $16,465 ON OCTOBER 31, 2004. AN INVESTMENT IN THE FUND'S CLASS C SHARES ON 10/31/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $16,274 ON OCTOBER 31, 2004. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE GRAPH AND PERFORMANCE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     EATON VANCE GOVERNMENT OBLIGATIONS FUND

                                  BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE    EXPENSES PAID DURING PERIOD*
                                         (5/1/04)                 (10/31/04)             (5/1/04-10/31/04)
-----------------------------------------------------------------------------------------------------------------
Actual
Class A                                 $   1,000.00             $   1,017.80                $       5.78
Class B                                 $   1,000.00             $   1,014.70                $       9.57
Class C                                 $   1,000.00             $   1,014.70                $       9.57

Hypothetical
(5% return before expenses)
Class A                                 $   1,000.00             $   1,019.40                $       5.79
Class B                                 $   1,000.00             $   1,015.60                $       9.58
Class C                                 $   1,000.00             $   1,015.60                $       9.58

* Expenses are equal to the Fund's annualized expense ratio of 1.14% for Class A shares, 1.89% for Class B shares and 1.89% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS
Investment in Government Obligations Portfolio, at value
   (identified cost, $1,012,969,584)                                          $    1,021,727,528
Receivable for Fund shares sold                                                        1,479,711
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    1,023,207,239
------------------------------------------------------------------------------------------------

LIABILITIES
Payable for Fund shares redeemed                                              $        3,242,163
Dividends payable                                                                      2,604,950
Payable to affiliate for distribution and service fees                                   195,949
Payable to affiliate for Trustees' fees                                                      237
Accrued expenses                                                                         245,468
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $        6,288,767
------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $    1,016,918,472
------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Paid-in capital                                                               $    1,205,244,669
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                 (197,055,448)
Accumulated distributions in excess of net investment income                             (28,693)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                    8,757,944
------------------------------------------------------------------------------------------------
TOTAL                                                                         $    1,016,918,472
------------------------------------------------------------------------------------------------

CLASS A SHARES
NET ASSETS                                                                    $      354,082,774
SHARES OUTSTANDING                                                                    39,459,946
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $             8.97
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $8.97)                                            $             9.42
------------------------------------------------------------------------------------------------

CLASS B SHARES
NET ASSETS                                                                    $      390,835,657
SHARES OUTSTANDING                                                                    50,517,068
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 7)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $             7.74
------------------------------------------------------------------------------------------------

CLASS C SHARES
NET ASSETS                                                                    $      272,000,041
SHARES OUTSTANDING                                                                    35,194,983
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 7)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $             7.73
------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENTS OF OPERATIONS

                                                                 PERIOD ENDED         YEAR ENDED
                                                                 OCTOBER 31, 2004(1)  DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest allocated from Portfolio                                $       36,711,950   $       45,892,788
Security lending income allocated
   from Portfolio                                                         6,623,638            4,791,315
Expenses allocated from Portfolio                                        (7,382,921)         (12,032,781)
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                             $       35,952,667   $       38,651,322
--------------------------------------------------------------------------------------------------------

EXPENSES
Trustees' fees and expenses                                      $            2,364   $            3,437
Distribution and service fees
   Class A                                                                  815,087            1,322,121
   Class B                                                                3,776,563            6,371,569
   Class C                                                                2,817,440            5,424,537
Transfer and dividend disbursing agent fees                                 978,037            1,419,712
Printing and postage                                                        117,563              221,321
Legal and accounting services                                                56,147               45,152
Registration fees                                                            42,384              112,394
Custodian fee                                                                28,907               34,625
Miscellaneous                                                                42,787               94,295
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                   $        8,677,279   $       15,049,163
--------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                            $       27,275,388   $       23,602,159
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
Net realized gain (loss) --
   Investment transactions
   (identified cost basis)                                       $          503,645   $       10,046,395
   Financial futures contracts                                           (6,482,402)         (16,880,227)
--------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                $       (5,978,757)  $       (6,833,832)
--------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)                           $       (4,759,636)  $      (40,927,834)
   Financial futures contracts                                             (374,492)           8,277,577
--------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                                $       (5,134,128)  $      (32,650,257)
--------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                 $      (11,112,885)  $      (39,484,089)
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                               $       16,162,503   $      (15,881,930)
--------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                             PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                             OCTOBER 31, 2004(1)  DECEMBER 31, 2003    DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
   Net investment income                                     $       27,275,388   $       23,602,159   $       35,554,895
   Net realized gain (loss) from investment transactions
      and financial futures contracts                                (5,978,757)          (6,833,832)             293,717
   Net change in unrealized appreciation (depreciation)
      from investments and financial futures contracts               (5,134,128)         (32,650,257)          34,618,565
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $       16,162,503   $      (15,881,930)  $       70,467,177
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                $      (22,877,236)  $      (34,620,580)  $      (24,292,150)
      Class B                                                       (23,337,831)         (36,850,819)         (22,121,831)
      Class C                                                       (17,455,753)         (31,409,859)         (15,348,077)
   Tax return of capital
      Class A                                                                --             (251,788)            (964,305)
      Class B                                                                --             (267,683)          (1,162,708)
      Class C                                                                --             (228,475)            (813,335)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          $      (63,670,820)  $     (103,629,204)  $      (64,702,406)
-------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                $       59,326,321   $      340,265,998   $      366,615,033
      Class B                                                        24,182,938          237,654,294          410,481,825
      Class C                                                        27,483,957          310,242,531          419,241,248
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                        12,940,413           19,628,532           13,304,947
      Class B                                                        12,330,542           18,519,333           10,625,289
      Class C                                                         8,955,280           16,268,812            8,345,356
   Cost of shares redeemed
      Class A                                                      (170,491,093)        (362,386,019)        (198,357,084)
      Class B                                                      (150,428,848)        (239,728,258)         (80,215,877)
      Class C                                                      (187,801,480)        (323,939,061)         (89,789,349)
   Net asset value of shares exchanged
      Class A                                                        33,395,407                   --                   --
      Class B                                                       (33,395,407)                  --                   --
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
   TRANSACTIONS                                              $     (363,501,970)  $       16,526,162   $      860,251,388
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                        $     (411,010,287)  $     (102,984,972)  $      866,016,159
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS
At beginning of period                                       $    1,427,928,759   $    1,530,913,731   $      664,897,572
-------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                             $    1,016,918,472   $    1,427,928,759   $    1,530,913,731
-------------------------------------------------------------------------------------------------------------------------

ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
INCOME INCLUDED IN NET ASSETS
AT END OF PERIOD                                             $          (28,693)  $       (3,463,671)  $       (3,141,921)
-------------------------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                    CLASS A
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                              OCTOBER 31,       ----------------------------------------------------------------
                                              2004(1)(2)         2003(1)      2002(1)        2001(1)(3)    2000(1)       1999(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $   9.330         $  10.000    $   9.950       $   9.810    $   9.700    $  10.400
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                         $   0.249         $   0.184    $   0.401       $   0.549    $   0.717    $   0.745
Net realized and unrealized gain (loss)          (0.076)           (0.214)       0.350           0.311        0.127       (0.689)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $   0.173         $  (0.030)   $   0.751       $   0.860    $   0.844    $   0.056
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                    $  (0.533)        $  (0.635)   $  (0.674)      $  (0.720)   $  (0.718)   $  (0.743)
From tax return of capital                           --            (0.005)      (0.027)             --       (0.016)      (0.013)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $  (0.533)        $  (0.640)   $  (0.701)      $  (0.720)   $  (0.734)   $  (0.756)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $   8.970         $   9.330    $  10.000       $   9.950    $   9.810    $   9.700
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                    1.91%            (0.35)%       7.84%           9.06%        9.12%        0.56%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $ 354,083         $ 435,022    $ 474,595       $ 291,249    $ 183,657    $ 195,162
Ratios (As a percentage of average daily
   net assets):
   Expenses(5)                                     1.13%(7)          1.06%        1.11%           1.25%        1.21%        1.23%
   Expenses after custodian fee reduction(5)       1.13%(7)          1.06%        1.11%           1.25%        1.21%        1.23%
   Interest expense(5)                             0.00%(6)(7)       0.01%        0.00%(6)        0.02%        0.02%        0.02%
   Net investment income                           3.27%(7)          1.90%        4.03%           5.50%        7.44%        7.43%
Portfolio Turnover of the Portfolio                   5%               67%          41%             21%          22%          18%
--------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease if $0.161 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Represents less than 0.01%.
(7)  Annualized.

                        See notes to financial statements

                                                                                    CLASS B
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                              OCTOBER 31,       ----------------------------------------------------------------
                                              2004(1)(2)          2003(1)     2002(1)        2001(1)(3)    2000(1)       1999(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $   8.040         $   8.610    $   8.570       $   8.450    $   8.350    $   8.950
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                         $   0.166         $   0.096    $   0.282       $   0.409    $   0.557    $   0.576
Net realized and unrealized gain (loss)          (0.060)           (0.179)       0.297           0.266        0.109       (0.594)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $   0.106         $  (0.083)   $   0.579       $   0.675    $   0.666    $  (0.018)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                    $  (0.406)        $  (0.483)   $  (0.512)      $  (0.555)   $  (0.550)   $  (0.569)
From tax return of capital                           --            (0.004)      (0.027)             --       (0.016)      (0.013)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $  (0.406)        $  (0.487)   $  (0.539)      $  (0.555)   $  (0.566)   $  (0.582)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $   7.740         $   8.040    $   8.610       $   8.570    $   8.450    $   8.350
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                    1.35%            (1.03)%       7.00%           8.23%        8.33%       (0.20)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $ 390,836         $ 555,947    $ 583,804       $ 240,472    $ 120,557    $ 116,913
Ratios (As a percentage of average daily
   net assets):
   Expenses(5)                                     1.88%(7)          1.81%        1.86%           1.99%        1.95%        1.98%
   Expenses after custodian fee reduction(5)       1.88%(7)          1.81%        1.86%           1.99%        1.95%        1.98%
   Interest expense(5)                             0.00%(6)(7)       0.01%        0.00%(6)        0.02%        0.02%        0.02%
   Net investment income                           2.52%(7)          1.15%        3.29%           4.75%        6.72%        6.68%
Portfolio Turnover of the Portfolio                   5%               67%          41%             21%          22%          18%
--------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) The Fund, through its investment in the Portolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.138 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return in not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Represents less than 0.01%.
(7)  Annualized.

                        See notes to financial statements

                                                                                    CLASS C
                                              ----------------------------------------------------------------------------------
                                              PERIOD ENDED                           YEAR ENDED DECEMBER 31,
                                              OCTOBER 31,       ----------------------------------------------------------------
                                              2004(1)(2)         2003(1)      2002(1)        2001(1)(3)    2000(1)      1999(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $   8.040         $   8.610    $   8.570       $   8.450    $   8.360    $   8.960
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income                         $   0.166         $   0.096    $   0.282       $   0.392    $   0.551    $   0.576
Net realized and unrealized gain (loss)          (0.070)           (0.179)       0.297           0.283        0.105       (0.594)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $   0.096         $  (0.083)   $   0.579       $   0.675    $   0.656    $  (0.018)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
From net investment income                    $  (0.406)        $  (0.483)   $  (0.512)      $  (0.555)   $  (0.550)   $  (0.569)
From tax return of capital                           --            (0.004)      (0.027)             --       (0.016)      (0.013)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $  (0.406)        $  (0.487)   $  (0.539)      $  (0.555)   $  (0.566)   $  (0.582)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $   7.730         $   8.040    $   8.610       $   8.570    $   8.450    $   8.360
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                    1.22%            (1.02)%       6.99%           8.18%        8.19%       (0.20)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $ 272,000         $ 436,960    $ 472,515       $ 133,176    $  32,837    $  30,833
Ratios (As a percentage of average daily
   net assets):
   Expenses(5)                                     1.88%(7)          1.81%        1.85%           1.99%        2.04%        1.98%
   Expenses after custodian fee reduction(5)       1.88%(7)          1.81%        1.85%           1.99%        2.04%        1.98%
   Interest expense(5)                             0.00%(6)(7)       0.01%        0.00%(6)        0.02%        0.02%        0.02%
   Net investment income                           2.52%(7)          1.15%        3.29%           4.55%        6.64%        6.67%
Portfolio Turnover of the Portfolio                   5%               67%          41%             21%          22%          18%
--------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5)  Includes the Fund's share of the Portfolio's allocated expenses.
(6)  Represents less than 0.01%.
(7)  Annualized.

                        See notes to financial statements

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Effective August 1, 2003, the Fund began offering Class R shares although none were issued as of October 31, 2004. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (96.3% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $195,282,636 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax or excise tax. Such capital loss carryovers will expire on October 31, 2005 ($4,786,337), October 31, 2006 ($3,525,680), October 31, 2007
   ($16,400,527), October 31, 2008 ($4,071,870), October 31, 2010 ($21,056,795),
   October 31, 2011 ($78,339,789), and October 31, 2012 ($67,101,638).

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the period from January 1, 2004 to October 31, 2004, there were no credits earned by the Fund.

   E OTHER -- Investment transactions are accounted for on a trade-date basis.

   F EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with the service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. Differences between book and tax accounting relating to distributions primarily relate to the different treatment for paydown gains/losses on mortgage-backed securities, expired capital loss carryforwards, futures transactions, mixed straddle adjustments and premium amortization.

   The tax character of the distributions declared for the period from January 1, 2004 to October 31, 2004 and the years ended December 31, 2003 and 2002 was as follows:

                                        10/31/04       12/31/03        12/31/02
   ------------------------------------------------------------------------------
   Distributions declared from:
   Ordinary Income                    $ 63,670,820   $ 102,881,344   $ 61,762,058
   Tax return of capital                        --   $     747,860   $  2,940,348

   During the period from January 1, 2004 to October 31, 2004, accumulated distributions in excess of net investment income was decreased by $39,830,410, accumulated net realized loss was increased by $29,497,520 and paid-in-capital was decreased by $10,332,890 due to differences between book and tax accounting for paydown gains/losses on mortgage-backed securities, expired capital loss carryforwards, mixed straddle adjustments and premium amortization. This change had no effect on net assets or net asset value per share.

   At October 31, 2004, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

   Undistributed ordinary income                                  $    2,576,257
   Unrealized appreciation                                        $    5,725,092
   Capital losses, other losses and other temporary differences   $ (196,627,546)

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                     PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                     OCTOBER 31,(1)  DECEMBER 31,   DECEMBER 31,
   CLASS A                           2004            2003           2002
   -----------------------------------------------------------------------------
   Sales                                 6,371,126     34,711,549     36,806,666
   Issued to shareholders electing
      to receive payments of
      distributions in Fund shares       1,417,267      2,030,568      1,339,070
   Redemptions                         (18,619,533)   (37,601,087)   (19,954,934)
   Exchange from Class B shares          3,689,501             --             --
   -----------------------------------------------------------------------------
   NET INCREASE (DECREASE)              (7,141,639)      (858,970)    18,190,802
   -----------------------------------------------------------------------------

                                     PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                     OCTOBER 31,(1)  DECEMBER 31,   DECEMBER 31,
   CLASS B                           2004            2003           2002
   -----------------------------------------------------------------------------
   Sales                                 3,067,546     28,099,509     47,832,740
   Issued to shareholders electing
      to receive payments of
      distributions in Fund shares       1,565,493      2,223,770      1,240,890
   Redemptions                         (18,961,798)   (28,980,488)    (9,360,782)
   Exchange to Class A shares           (4,264,548)            --             --
   -----------------------------------------------------------------------------
   NET INCREASE (DECREASE)             (18,593,307)     1,342,791     39,712,848
   -----------------------------------------------------------------------------

                                     PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                     OCTOBER 31,(1)  DECEMBER 31,   DECEMBER 31,
   CLASS C                           2004            2003           2002
   -----------------------------------------------------------------------------
   Sales                                 3,480,694     36,700,073     48,893,819
   Issued to shareholders electing
      to receive payments of
      distributions in Fund shares       1,137,242      1,955,754        974,992
   Redemptions                         (23,799,107)   (39,180,872)   (10,516,196)
   -----------------------------------------------------------------------------
   NET INCREASE (DECREASE)             (19,181,171)      (525,045)    39,352,615
   -----------------------------------------------------------------------------

(1)  For the ten-month period ended October 31, 2004.

4  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the period from January 1, 2004 to October 31, 2004 aggregated $143,985,253, and $585,205,268, respectively.

5  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the period from January 1, 2004 to October 31, 2004 and the year ended December 31, 2003, EVM earned $78,677 and $118,572, respectively, in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $59,199 and $233,755 as its portion of the sales charge on sales of Class A shares for the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, respectively.

6  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 7) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $2,832,422 and $2,113,080 for Class B and Class C shares, respectively, to or payable to EVD for the period from January 1, 2004 to October 31, 2004, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares, respectively. The Fund paid or accrued $4,778,677 and $4,068,403 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2003, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $19,250,000 and $52,116,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the period from January 1, 2004 to October 31, 2004 amounted to $815,087, $944,141 and $704,360 for Class A, Class B, and Class C shares, respectively. Service fees for the year ended December 31, 2003 amounted to $1,322,121, $1,592,892 and $1,356,134 for Class A, Class B, and Class C shares, respectively.

7  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note
   6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $1,768,000 and $103,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the period from January 1, 2004 to October 31, 2004.

8  FISCAL YEAR END CHANGE

   Effective October 15, 2004 the Fund changed its fiscal year-end to October 31, 2004.

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE GOVERNMENT OBLIGATIONS FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2004

EATON VANCE GOVERNMENT OBLIGATIONS FUND as of October 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

GOVERNMENT OBLIGATIONS PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.9%

                                                                               PRINCIPAL
                                                                               AMOUNT
SECURITY                                                                       (000'S OMITTED)       VALUE
-----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.125%, 3/15/12                               $            8,000    $        9,002,264
-----------------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT
   AGENCY OBLIGATIONS
   (IDENTIFIED COST, $8,703,072)                                                                     $        9,002,264
-----------------------------------------------------------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 120.3%
Federal Home Loan Mortgage Corp.:
   5.50%, with various maturities to 2011                                      $               14    $           14,465
   6.00%, with various maturities to 2026                                                   2,070             2,158,623
   6.25%, with maturity at 2008                                                                 8                 8,075
   6.50%, with various maturities to 2024                                                  45,457            48,015,867
   6.87%, with maturity at 2024                                                             1,100             1,171,202
   7.00%, with various maturities to 2026                                                  34,385            36,772,941
   7.089%, with maturity at 2023                                                            2,720             2,938,213
   7.25%, with maturity at 2022                                                             4,574             4,958,878
   7.50%, with various maturities to 2028                                                  18,200            19,689,030
   7.625%, with maturity at 2019                                                            1,766             1,927,619
   7.75%, with various maturities to 2018                                                     170               182,435
   7.78%, with maturity at 2022                                                               480               526,885
   7.85%, with maturity at 2020                                                             1,516             1,667,028
   8.00%, with various maturities to 2028                                                  51,741            56,377,098
   8.13%, with maturity at 2019                                                             2,763             3,054,965
   8.15%, with various maturities to 2021                                                   1,141             1,246,691
   8.25%, with various maturities to 2017                                                   2,064             2,185,067
   8.50%, with various maturities to 2027                                                  21,965            24,190,893
   8.75%, with various maturities to 2016                                                   1,618             1,709,066
   9.00%, with various maturities to 2027                                                  43,817            48,866,032
   9.25%, with various maturities to 2017                                                   2,632             2,870,302
   9.50%, with various maturities to 2026                                                  12,787            14,464,846
   9.75%, with various maturities to 2018                                                     977             1,059,176
   10.00%, with various maturities to 2025                                                 13,683            15,871,784
   10.50%, with various maturities to 2021                                                  8,238             9,674,074
   10.75%, with maturity at 2011                                                              318               351,891
   11.00%, with various maturities to 2021                                                 11,917            14,011,012
   11.25%, with maturity at 2014                                                              295               333,860
   11.50%, with various maturities to 2017                                                  1,138             1,327,457
   11.75%, with maturity at 2011                                                              177               201,384
   12.00%, with various maturities to 2019                                                  2,290             2,740,727
   12.25%, with various maturities to 2019                                                    244               286,302
   12.50%, with various maturities to 2019                                                  5,100             6,074,916
   12.75%, with various maturities to 2015                                                     61                73,515
   13.00%, with various maturities to 2019                                                    727               884,232
   13.25%, with various maturities to 2019                                                     86               103,641
   13.50%, with various maturities to 2019                                                  1,363             1,635,393
   14.00%, with various maturities to 2016                                                    280               339,684
   14.50%, with various maturities to 2014                                                     27                34,781
   14.75%, with maturity at 2010                                                               83                96,768
   15.00%, with various maturities to 2013                                                    556               690,642
   15.25%, with maturity at 2012                                               $               31    $           39,356
   15.50%, with maturity at 2011                                                               11                13,608
   16.00%, with maturity at 2012                                                               38                47,608
   16.25%, with various maturities to 2012                                                     20                25,109
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     $      330,913,141
-----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
   0.25%, with maturity at 2014                                                $                8    $            7,980
   3.50%, with maturity at 2007                                                                 1                 1,010
   5.25%, with maturity at 2006                                                                 6                 6,348
   5.50%, with maturity at 2006                                                                 6                 5,650
   6.00%, with various maturities to 2024                                                   1,832             1,908,409
   6.50%, with various maturities to 2026(1)                                              151,113           159,449,855
   6.75%, with maturity at 2007                                                                 1                 1,056
   7.00%, with various maturities to 2029                                                  73,268            78,341,706
   7.25%, with various maturities to 2023                                                     533               567,201
   7.50%, with various maturities to 2029                                                  28,486            30,918,031
   7.75%, with maturity at 2008                                                                90                93,972
   7.875%, with maturity at 2021                                                            2,651             2,919,916
   7.979%, with maturity at 2030                                                              298               328,268
   8.00%, with various maturities to 2027                                                  46,919            51,378,637
   8.25%, with various maturities to 2025                                                   2,691             2,895,403
   8.33%, with maturity at 2020                                                             1,300             1,445,558
   8.50%, with various maturities to 2027                                                  23,803            26,220,907
   8.641%, with maturity at 2021                                                            1,122             1,246,185
   8.75%, with various maturities to 2017                                                   1,735             1,846,756
   8.906%, with maturity at 2010                                                              458               495,719
   9.00%, with various maturities to 2030                                                  10,016            11,045,007
   9.125%, with maturity at 2011                                                              268               294,945
   9.25%, with various maturities to 2016                                                     463               501,326
   9.50%, with various maturities to 2030                                                  11,822            13,292,028
   9.75%, with maturity at 2019                                                                80                91,354
   9.863%, with maturity at 2021                                                              320               366,345
   9.881%, with maturity at 2025                                                              248               283,074
   10.00%, with various maturities to 2027                                                 10,871            12,588,011
   10.135%, with maturity at 2023                                                             416               488,102
   10.294%, with maturity at 2021                                                             285               333,078
   10.347%, with maturity at 2020                                                             369               425,415
   10.446%, with maturity at 2021                                                             493               577,801
   10.50%, with various maturities to 2025                                                  3,066             3,557,698
   10.611%, with maturity at 2025                                                             339               396,788
   11.00%, with various maturities to 2025                                                  5,767             6,764,804
   11.273%, with maturity at 2019                                                             438               518,367
   11.50%, with various maturities to 2020                                                  3,723             4,371,643
   11.591%, with maturity at 2018                                                             693               817,903
   11.75%, with various maturities to 2017                                                    488               578,417
   12.00%, with various maturities to 2020                                                  8,172             9,756,102
   12.13%, with maturity at 2025                                                              238               287,424
   12.25%, with various maturities to 2015                                                    482               575,670
   12.369%, with maturity at 2021                                                             351               419,646
   12.50%, with various maturities to 2021                                                  2,381             2,852,401
   12.692%, with maturity at 2015                                                             645               784,790
   12.75%, with various maturities to 2015                                                    522               624,446
   13.00%, with various maturities to 2019                                                  1,565             1,856,794

                        See notes to financial statements

                                                                               PRINCIPAL
                                                                               AMOUNT
SECURITY                                                                       (000'S OMITTED)       VALUE
-----------------------------------------------------------------------------------------------------------------------
   13.25%, with various maturities to 2015                                     $              455    $          546,175
   13.50%, with various maturities to 2015                                                  1,126             1,385,194
   13.75%, with maturity at 2011                                                               15                18,162
   14.00%, with various maturities to 2014                                                     49                59,227
   14.50%, with maturity at 2014                                                               34                43,133
   14.75%, with maturity at 2012                                                              885             1,093,571
   15.00%, with various maturities to 2013                                                    919             1,150,579
   15.50%, with maturity at 2012                                                              123               156,338
   15.75%, with maturity at 2011                                                                4                 5,077
   16.00%, with maturity at 2012                                                              459               581,378
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     $      439,566,780
-----------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
   6.50%, with various maturities to 2026(1)                                   $          167,441    $      177,010,978
   7.00%, with various maturities to 2025(1)                                               82,234            87,989,518
   7.25%, with various maturities to 2022                                                     261               280,607
   7.31%, with maturity at 2027                                                             1,314             1,417,789
   7.50%, with various maturities to 2024                                                  18,802            20,403,841
   8.00%, with various maturities to 2027                                                  52,116            57,054,214
   8.25%, with various maturities to 2019                                                     498               549,622
   8.30%, with maturity at 2020                                                               220               244,211
   8.50%, with various maturities to 2018                                                   8,967             9,918,537
   9.00%, with various maturities to 2027                                                  32,138            36,127,980
   9.50%, with various maturities to 2026(1)                                               22,933            25,900,110
   10.00%, with various maturities to 2025                                                  7,748             8,885,287
   10.50%, with various maturities to 2020                                                  7,276             8,536,783
   11.00%, with various maturities to 2020                                                  2,703             3,204,771
   11.50%, with maturity at 2013                                                               39                45,501
   12.00%, with various maturities to 2015                                                  2,402             2,870,184
   12.50%, with various maturities to 2019                                                    954             1,148,316
   13.00%, with various maturities to 2014                                                    251               305,277
   13.50%, with maturity at 2011                                                                9                10,788
   14.00%, with maturity at 2015                                                               29                36,715
   14.50%, with maturity at 2014                                                                8                 9,966
   15.00%, with various maturities to 2013                                                    205               259,753
   16.00%, with various maturities to 2012                                                     52                65,613
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     $      442,276,361
-----------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations:
   Federal Home Loan Mortgage Corp.,
     Series 1577, Class PH, 6.30%, due 2023                                    $            2,111    $        2,185,431
   Federal Home Loan Mortgage Corp.,
     Series 1666, Class H, 6.25%, due 2023                                                  4,369             4,543,790
   Federal Home Loan Mortgage Corp.,
     Series 1822, Class Z, 6.90%, due 2026                                                  6,614             7,015,930
   Federal Home Loan Mortgage Corp.,
     Series 1896, Class Z, 6.00%, due 2026                                                  3,497             3,623,156
   Federal Home Loan Mortgage Corp.,
     Series 2115, Class K, 6.00%, due 2029                                                 10,299            10,752,383
   Federal Home Loan Mortgage Corp.,
     Series 2149, Class QL, 6.00%, due 2029                                                10,000            10,435,530
   Federal Home Loan Mortgage Corp.,
     Series 24, Class ZE, 6.25%, due 2023                                                   1,029             1,087,569
   Federal National Mortgage Assn.,
     Series 1993-149, Class M, 7.00%, due 2023                                 $            2,494    $        2,654,843
   Federal National Mortgage Assn.,
     Series 1993-16, Class Z, 7.50%, due 2023                                               2,093             2,252,089
   Federal National Mortgage Assn.,
     Series 1993-250, Class Z, 7.00%, due 2023                                              1,648             1,752,005
   Federal National Mortgage Assn.,
     Series 1993-39, Class Z, 7.50%, due 2023                                               5,087             5,471,791
   Federal National Mortgage Assn.,
     Series 2000-49, Class A, 8.00%, due 2027                                               4,243             4,616,973
   Federal National Mortgage Assn.,
     Series G93-29, Class Z, 7.00%, due 2023                                                6,607             7,026,666
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     $       63,418,156
-----------------------------------------------------------------------------------------------------------------------

TOTAL MORTGAGE PASS-THROUGHS
   (IDENTIFIED COST $1,268,514,504)                                                                  $    1,276,174,438
-----------------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 0.7%

                                                                               PRINCIPAL
                                                                               AMOUNT
SECURITY                                                                       (000'S OMITTED)       VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23(2)                                         $            6,000    $        7,732,740

TOTAL U.S. TREASURY OBLIGATIONS
   (IDENTIFIED COST, $6,269,608)                                                                     $        7,732,740

COMMERCIAL PAPER -- 0.2%

                                                                               PRINCIPAL
                                                                               AMOUNT
SECURITY                                                                       (000'S OMITTED)       VALUE
-----------------------------------------------------------------------------------------------------------------------
Mortgage & Realty Trust, 1.90%, 11/1/04                                        $            2,000    $        1,999,789
-----------------------------------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $1,999,789)                                                                   $        1,999,789
-----------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 122.1%
   (IDENTIFIED COST $1,285,486,973)                                                                  $    1,294,909,231
-----------------------------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (22.1)%                                                            $     (234,107,830)
-----------------------------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                                 $    1,060,801,401
-----------------------------------------------------------------------------------------------------------------------

(1)  All or a portion of these securities were on loan at October 31, 2004.

(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

GOVERNMENT OBLIGATIONS PORTFOLIO as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS
Investments, at value including $237,947,841 of securities on loan
   (identified cost, $1,285,486,973)                                          $    1,294,909,231
Cash                                                                                      20,435
Receivable for investments sold                                                        1,917,761
Interest receivable                                                                    8,143,841
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $    1,304,991,268
------------------------------------------------------------------------------------------------

LIABILITIES
Collateral for securities loaned                                              $      243,776,214
Payable for daily variation margin on open financial
   futures contracts                                                                     262,500
Payable to affiliate for Trustees' fees                                                    1,698
Accrued expenses                                                                         149,455
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $      244,189,867
------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                     $    1,060,801,401
------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Net proceeds from capital contributions and withdrawals                       $    1,052,687,371
Net unrealized appreciation (computed on the basis of
   identified cost)                                                                    8,114,030
------------------------------------------------------------------------------------------------
TOTAL                                                                         $    1,060,801,401
------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                 PERIOD ENDED         YEAR ENDED
                                                                 OCTOBER 31, 2004(1)  DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                         $       38,398,221   $       48,225,447
Security lending income, net                                              6,928,871            5,036,096
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          $       45,327,092   $       53,261,543
--------------------------------------------------------------------------------------------------------

EXPENSES
Investment adviser fee                                           $        7,257,040   $       11,983,292
Trustees' fees and expenses                                                  19,049               29,104
Custodian fee                                                               294,073              388,994
Legal and accounting services                                                72,700               55,156
Interest expense                                                             42,114              135,608
Miscellaneous                                                                33,204               50,437
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                   $        7,718,180   $       12,642,591
--------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                    $              221   $               --
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                         $              221   $               --
--------------------------------------------------------------------------------------------------------

NET EXPENSES                                                     $        7,717,959   $       12,642,591
--------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                            $       37,609,133   $       40,618,952
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss) --
   Investment transactions
   (identified cost basis)                                       $          474,449   $        9,968,047
   Financial futures contracts                                           (6,845,197)         (17,535,578)
--------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                $       (6,370,748)  $       (7,567,531)
--------------------------------------------------------------------------------------------------------

Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)                           $       (4,730,637)  $      (42,680,125)
   Financial futures contracts                                             (396,400)           8,537,406
--------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)                                   $       (5,127,037)  $      (34,142,719)
--------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                 $      (11,497,785)  $      (41,710,250)
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                               $       26,111,348   $       (1,091,298)
--------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                             PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                             OCTOBER 31, 2004(1)  DECEMBER 31, 2003    DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
   Net investment income                                     $       37,609,133   $       40,618,952   $       44,751,237
   Net realized gain (loss) from Investment transactions,
      and financial futures contracts                                (6,370,748)          (7,567,531)             360,261
   Net change in unrealized appreciation (depreciation)
      from investments, and financial futures contracts              (5,127,037)         (34,142,719)          35,242,970
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS        $       26,111,348   $       (1,091,298)  $       80,354,468
-------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                             $      116,763,308   $      984,539,314   $    1,229,453,821
   Withdrawals                                                     (603,360,924)      (1,034,972,621)        (412,516,376)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                              $     (486,597,616)  $      (50,433,307)  $      816,937,445
-------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                        $     (460,486,268)  $      (51,524,605)  $      897,291,913
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS
At beginning of period                                       $    1,521,287,669   $    1,572,812,274   $      675,520,361
-------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                             $    1,060,801,401   $    1,521,287,669   $    1,572,812,274
-------------------------------------------------------------------------------------------------------------------------

(1) For the ten months ended October 31, 2004.

                        See notes to financial statements

STATEMENT OF CASH FLOWS

                                                                 PERIOD ENDED         YEAR ENDED
                                                                 OCTOBER 31, 2004(1)  DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN CASH
Cash Flows From (Used For)
   Operating Activities --
   Purchase of investments                                       $      (78,177,511)  $   (1,670,743,765)
   Proceeds from sales of investments and
      principal repayments                                              614,897,998        1,434,486,901
   Interest received, including net securities
      lending income                                                     91,396,039          137,389,555
   Interest paid                                                            (43,823)            (135,608)
   Operating expenses paid                                               (7,588,059)         (12,527,072)
   Net sale (purchase) of
      short-term investments                                              1,929,211             (435,000)
   Financial futures contracts transactions                              (7,045,197)         (16,541,845)
   Repayment (payment) of collateral for
      securities loaned, net                                           (128,354,534)         170,400,248
   (Increase) decrease in unrealized loss
      from futures transactions                                            (396,400)           8,537,406
--------------------------------------------------------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES                               $      486,617,724   $       50,430,820
--------------------------------------------------------------------------------------------------------
Cash Flows From (Used For)
   Financing Activities --
   Proceeds from capital contributions                           $      116,763,308   $      984,539,314
   Payments for capital withdrawals                                    (603,360,924)      (1,034,972,621)
--------------------------------------------------------------------------------------------------------
NET CASH USED FOR FINANCING ACTIVITIES                           $     (486,597,616)  $      (50,433,307)
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                  $           20,108   $           (2,487)
--------------------------------------------------------------------------------------------------------

CASH AT BEGINNING OF PERIOD                                      $              327   $            2,814
--------------------------------------------------------------------------------------------------------

CASH AT END OF PERIOD                                            $           20,435   $              327
--------------------------------------------------------------------------------------------------------

RECONCILIATION OF
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS TO NET CASH
FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets
   from operations                                               $       26,111,348   $       (1,091,298)
Decrease in receivable for investments sold                               1,637,609               22,553
Decrease in payable for investments purchased                                    --           (9,772,561)
Decrease in interest receivable                                           4,443,771            1,171,376
Decrease in payable for daily variation margin                             (200,000)                  --
Decrease in receivable for daily variation margin                                --              993,733
Increase (decrease) in payable to affiliate                                  (5,288)                 733
Increase (decrease) in accrued expenses                                      91,365              (23,861)
Decrease in prepaid expenses                                                     --                3,039
Increase (decrease) in collateral for
   securities loaned                                                   (128,354,534)         170,400,248
Net (increase) decrease in investments                                  582,893,453         (111,273,142)
--------------------------------------------------------------------------------------------------------
NET CASH FROM OPERATING ACTIVITIES                               $      486,617,724   $       50,430,820
--------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                       YEAR ENDED DECEMBER 31,
                                            PERIOD ENDED          -----------------------------------------------------------------
                                            OCTOBER 31, 2004(1)       2003          2002          2001(2)       2000        1999
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratios (As a percentage of average daily
   net assets):
   Expenses                                          0.75%(4)            0.70%         0.75%          0.81%       0.84%        0.83%
   Expenses after custodian fee reduction            0.75%(4)            0.70%         0.75%          0.81%       0.84%        0.83%
   Interest expense                                  0.00%(3)(4)         0.01%         0.00%(3)       0.02%       0.02%        0.02%
   Net investment income                             3.63%(4)            2.26%         4.41%          5.91%       7.77%        7.79%
Portfolio Turnover                                      5%                 67%           41%            21%         22%          18%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(5)                                      2.23%               0.01%         8.24%          9.52%         --           --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)     $ 1,060,801         $ 1,521,288   $ 1,572,812      $ 675,520   $ 339,990    $ 345,200
-----------------------------------------------------------------------------------------------------------------------------------

(1)  For the ten-month period ended October 31, 2004.
(2) The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assest from 7.51% to 5.91%.
(3)  Represents less than 0.01%.
(4)  Annualized.
(5) Total return is required to be disclosed for fiscal years beginning after December 15, 2000. Total return is not computed on an annualized basis.

                        See notes to financial statements

GOVERNMENT OBLIGATIONS PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENT

1  SIGNIFICANT ACCOUNTING POLICIES

   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, insured, guaranteed or otherwise backed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2004, the Eaton Vance Government Obligations Fund had a 96.3% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than seasoned mortgage backed, pass-through securities) are normally valued on the basis of valuations furnished by dealers or a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, $221 and $1,504 in credit balances, respectively, were used to reduce the Portfolio's custodian fee.

   E WRITTEN OPTIONS -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   F PURCHASED OPTIONS -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

   G FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   H OTHER -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   K STATEMENT OF CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2004.

2  PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $78,177,511 and $613,260,389, respectively.

3  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a fee computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million. On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows: 0.6875% annually on average daily net assets of $500 million but less than $1 billion; 0.6250% of average daily net assets of $1 billion but less than $1.5 billion; 0.5625% of average daily net assets of $1.5 billion but less than $2 billion; 0.5000% of average daily net assets of $2 billion but less than $2.5 billion; and 0.4375% of average daily net assets of $2.5 billion and over. These contractual fee reductions are intended to continue indefinitely. For the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, the fee was equivalent to 0.70% (annualized) and 0.67% of the Portfolio's average net assets for such period, respectively, and amounted to $7,257,040 and $11,983,299, respectively. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from January 1, 2004 to October 31, 2004 and the year ended December 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

   During the period from January 1, 2004 to October 31, 2004, the Portfolio engaged in purchase transactions with other Portfolios that also utilize BMR as an investment advisor. These purchase transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $10,484,457.

4  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003 was $2,467,380 and $8,333,973, respectively, and the average interest rate was 2.05% and 1.63%, respectively.

5  SECURITIES LENDING AGREEMENT

   The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $3,586,510 and $3,792,118 for the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, respectively. At October 31, 2004, the value of the securities loaned and the value of the collateral amounted to $237,947,841 and $243,776,214, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

6  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                          $  1,288,731,756
   ----------------------------------------------------------
   Gross unrealized appreciation           $     10,432,037
   Gross unrealized depreciation                 (4,254,562)
   ----------------------------------------------------------
   NET UNREALIZED APPRECIATION             $      6,177,475
   ----------------------------------------------------------

7  FINANCIAL INSTRUMENTS

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2004 is as follows:

   FUTURES CONTRACTS

                                                                                      NET
   EXPIRATION                                    AGGREGATE                         UNREALIZED
   DATE(S)      CONTRACTS          POSITION        COST              VALUE        DEPRECIATION
   -------------------------------------------------------------------------------------------
   12/04        1,200
                U.S Treasury
                Five Year Note     Short      $ (132,341,772)   $ (133,650,000)   $ (1,308,228)

   At October 31, 2004, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

8  FISCAL YEAR END CHANGE

   Effective October 15, 2004 the Portfolio changed its fiscal year-end to October 31, 2004.

GOVERNMENT OBLIGATIONS PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF
GOVERNMENT OBLIGATIONS PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at October 31, 2004, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2004

EATON VANCE GOVERNMENT OBLIGATIONS FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                          POSITION(S)      TERM OF                                   NUMBER OF PORTFOLIOS
                           WITH THE      OFFICE AND                                    IN FUND COMPLEX
       NAME AND           TRUST AND       LENGTH OF        PRINCIPAL OCCUPATION(S)       OVERSEEN BY
    DATE OF BIRTH       THE PORTFOLIO      SERVICE         DURING PAST FIVE YEARS         TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes            Trustee      Trustee of the  Chairman, President and             192               Director of EVC
11/9/41                                  Trust since    Chief Executive Officer of
                                         1991; of the   BMR, EVC, EVM and EV;
                                          Portfolio     Director of EV; Vice
                                          since 1992    President and Director of
                                                        EVD. Trustee and/or officer
                                                        of 192 registered investment
                                                        companies in the Eaton Vance
                                                        Fund Complex. Mr. Hawkes is
                                                        an interested person because
                                                        of his positions with BMR,
                                                        EVM, EVC and EV, which are
                                                        affiliates of the Fund and
                                                        the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee      Trustee of the  Jacob H. Schiff Professor of        192           Director of Tiffany & Co.
2/23/35                                  Trust since    Investment Banking Emeritus,                      (specialty retailer) and
                                         1986; of the   Harvard University Graduate                              Telect, Inc.
                                           Portfolio    School of Business                                   (telecommunication
                                          since 1993    Administration.                                       services company)

William H. Park            Trustee        Since 2003    President and Chief                 192                     None
9/19/47                                                 Executive Officer, Prizm
                                                        Capital Management, LLC
                                                        (investment management firm)
                                                        (since 2002). Executive Vice
                                                        President and Chief
                                                        Financial Officer, United
                                                        Asset Management Corporation
                                                        (a holding company owning
                                                        institutional investment
                                                        management firms)
                                                        (1982-2001).

Ronald A. Pearlman         Trustee        Since 2003    Professor of Law, Georgetown        192                     None
7/10/40                                                 University Law Center (since
                                                        1999). Tax Partner,
                                                        Covington & Burling,
                                                        Washington, DC (1991-2000).

Norton H. Reamer           Trustee      Trustee of the  President, Chief Executive          192                     None
9/21/35                                  Trust since    Officer and a Director of
                                         1986; of the   Asset Management Finance
                                           Portfolio    Corp. (a specialty finance
                                          since 1993    company serving the
                                                        investment management
                                                        industry) (since October
                                                        2003). President, Unicorn
                                                        Corporation (an investment
                                                        and financial advisory
                                                        services company) (since
                                                        September 2000). Formerly,
                                                        Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an
                                                        investment management
                                                        company) (2000-2003).
                                                        Formerly, Advisory Director
                                                        of Berkshire Capital
                                                        Corporation (investment
                                                        banking firm) (2002-2003).
                                                        Formerly Chairman of the
                                                        Board, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms) and
                                                        Chairman, President and
                                                        Director, UAM Funds (mutual
                                                        funds) (1980-2000).

Lynn A. Stout           Trustee           Since 1998    Professor of Law, University        192                     None
9/14/57                                                 of California at Los Angeles
                                                        School of Law (since July
                                                        2001). Formerly, Professor
                                                        of Law, Georgetown
                                                        University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)             TERM OF
                            WITH THE             OFFICE AND
    NAME AND                TRUST AND             LENGTH OF                           PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH           THE PORTFOLIO            SERVICE                            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of          Since 2002        Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                     the Trust                              Investment Officer of EVM and BMR and Director of EVC. Chief
                                                                   Executive Officer of Belair Capital Fund LLC, Belcrest Capital
                                                                   Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and
                                                                   Belrose Capital Fund LLC (private investment companies
                                                                   sponsored by EVM). Officer of 55 registered investment
                                                                   companies managed by EVM or BMR.

William H. Ahern, Jr.     Vice President         Since 1995        Vice President of EVM and BMR. Officer of 78 registered
7/28/59                    of the Trust                            investment companies managed by EVM or BMR.

Thomas J. Fetter          Vice President         Since 1997        Vice President of EVM and BMR. Officer of 124 registered
8/20/43                    of the Trust                            investment companies managed by EVM or BMR.

Michael R. Mach           Vice President         Since 1999        Vice President of EVM and BMR. Previously, Managing Director
7/15/47                    of the Trust                            and Senior Analyst for Robertson Stephens (1998-1999). Officer
                                                                   of 28 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh       Vice President         Since 1998        Vice President of EVM and BMR. Officer of 124 registered
1/22/57                    of the Trust                            investment companies managed by EVM or BMR.

Duncan W. Richardson      Vice President         Since 2001        Senior Vice President and Chief Equity Investment Officer of
10/26/57                   of the Trust                            EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Walter A. Row, III        Vice President         Since 2001        Director of Equity Research and a Vice President of EVM and
7/20/57                    of the Trust                            BMR. Officer of 24 registered investment companies managed by
                                                                   EVM or BMR.

Judith A. Saryan          Vice President         Since 2003        Vice President of EVM and BMR. Previously, Portfolio Manager
8/21/54                    of the Trust                            and Equity Analyst for State Street Global Advisers
                                                                   (1980-1999). Officer of 27 registered investment companies managed by EVM or BMR.

Susan Schiff              Vice President      Vice President of    Vice President of EVM and BMR. Officer of 27 registered
3/13/61                                        the Trust since     investment companies managed by EVM or BMR.
                                                2002; of the
                                                 Portfolio
                                                 since 1993

Mark Venezia              President of          Since 2002(2)      Vice President of EVM and BMR. Officer of 4 registered
5/23/49                  the Portfolio                             investment companies managed by EVM or BMR.

Alan R. Dynner             Secretary             Since 1997        Vice President, Secretary and Chief Legal Officer of BMR, EVM,
10/10/40                                                           EVD, EV and EVC. Officer of 192 registered investment companies managed by EVM or BMR.

Barbara E. Campbell       Treasurer of          Since 2002(2)      Vice President of EVM and BMR. Officer of 192 registered
6/19/57                   the Portfolio                            investment companies managed by EVM or BMR.

James L. O'Connor         Treasurer of           Since 1989        Vice President of BMR, EVM and EVD. Officer of 114 registered
4/1/45                     the Trust                               investment companies managed by EVM or BMR.

Paul M. O'Neil               Chief               Since 2004        Vice President of EVM and BMR. Officer of 192 registered
7/11/53                 Compliance Officer                         investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Venezia served as Vice President of the Portfolio since 1993 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

             INVESTMENT ADVISER OF GOVERNMENT OBLIGATIONS PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

            ADMINISTRATOR OF EATON VANCE GOVERNMENT OBLIGATIONS FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                                BOSTON, MA 02110


                     EATON VANCE GOVERNMENT OBLIGATIONS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

140-12/04                                                                  GOSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE HIGH INCOME FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE HIGH INCOME FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

THE FUND

   PERFORMANCE FOR THE PAST YEAR
- The Fund's Class A shares had a total return of 5.20% during the period from inception on March 11, 2004 through October 31, 2004.(1) This return resulted from a decrease in net asset value per share (NAV) to $5.21 on October 31, 2004 from $5.23 on March 11, 2004, and the reinvestment of $0.281 in dividends.

- The Fund's Class B shares had a total return of 11.55% during the year ended October 31, 2004.(1) This return resulted from an increase in NAV to $5.20 on October 31, 2004 from $5.05 on October 31, 2003, and the reinvestment of $0.412 in dividends.

- The Fund's Class C shares had a total return of 11.38% during the year ended October 31, 2004.(1) This return resulted from an increase in NAV to $6.86 on October 31, 2004 from $6.67 on October 31, 2003, and the reinvestment of $0.543 in dividends.

- In comparison, the Merrill Lynch U.S. High Yield Master II Index had a return of 12.19% for the year ended October 31, 2004.(2)

- Based on the Fund's most recent dividends and NAVs on October 31, 2004 of $5.21 per share for Class A, $5.20 for Class B and $6.86 for Class C, the Fund's distribution rates were 8.19%, 7.65% and 7.55%, respectively.(3) The SEC 30-day yields for Class A, Class B and Class C were 6.52%, 6.10% and 6.11%, respectively.(4)

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   RECENT FUND DEVELOPMENTS
- Management positioned the Portfolio more defensively during the past year, maintaining a lower duration and a larger cash position. While management continued its historical focus on the B-rated portion of the high-yield market, the Portfolio focused less on bonds of companies involved in turnaround situations. Management focused instead on B-rated bonds that it believes may be positioned for an upgrade. The Portfolio's average duration at October 31, 2004 was 3.3 years, down from 3.6 years at October 31, 2003. Duration is a measure of the Fund's sensitivity to changes in interest rates.

- Wireless communications companies were among the Portfolio's largest sector weightings and the Fund's better performing investments. With the build-out of networks completed, many wireless companies have enjoyed strong cash flow from a large subscriber base and, in many cases, have been able to reduce debt significantly and strengthen their balance sheets.

- The Portfolio's chemical investments fared well. Producers of commodity chemicals and specialty chemicals alike have seen increased demand in response to a stronger economy. Many of these companies have products that are used in industrial processes. As a result, the companies are leveraged to the turnaround in the broader cyclical economy and could benefit from an upturn in manufacturing.

- Merger and acquisition activity gathered momentum during the year, a trend that benefited some of the the Portfolio's investments, with several of its bonds called at a premium. The Portfolio also benefited from premium calls associated with the refinancing of high-coupon debt with lower-coupon debt.

- The Fund's performance was constrained somewhat by the Portfolio's underweighting in the energy sector, which has outperformed in the wake of sharply higher oil prices and increased drilling activity. In addition, a relatively short duration limited performance somewhat at mid-year, as the Treasury market recovered from its earlier decline.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES AND CLASS C SHARES. IF SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED.
(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.
(3) THE FUND'S DISTRIBUTION RATE REPRESENTS ACTUAL DISTRIBUTIONS PAID TO SHAREHOLDERS AND IS CALCULATED DAILY BY DIVIDING THE LAST DISTRIBUTION PER SHARE (ANNUALIZED) BY THE NET ASSET VALUE.
(4) THE FUND'S SEC YIELD IS CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE OFFERING PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.


SHARES OF THE FUND ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELD WILL VARY.

EATON VANCE HIGH INCOME FUND as of October 31, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged market index of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the Merrill Lynch U.S. High Yield Master II Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE(1)                                            CLASS A     CLASS B    CLASS C
----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)

One Year                                                    N.A.       11.55%    11.38%
Five Years                                                  N.A.        3.67      3.66
Ten Years                                                   N.A.        6.82      6.70
Life of Fund+                                               5.20        7.47      6.31

SEC AVERAGE ANNUAL TOTAL RETURNS
  (INCLUDING SALES CHARGE OR APPLICABLE CDSC)

One Year                                                    N.A.        6.55%    10.38%
Five Years                                                  N.A.        3.42      3.66
Ten Years                                                   N.A.        6.82      6.70
Life of Fund+                                               0.21        7.47      6.31

+ Inception dates: Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94

(1) AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
    (CDSC) FOR CLASS B OR CLASS C SHARES. IF SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. CLASS A SHARES REDEEMED OR EXCHANGED WITHIN THREE MONTHS OF SETTLEMENT OF PURCHASE ARE SUBJECT TO A 1% REDEMPTION FEE.

[CHART]

PORTFOLIO CREDIT QUALITY RATINGS(2)

Common Stocks             1.1%
A and above               5.9%
BBB                       0.3%
BB                        8.8%
B                        57.0%
CCC and below            19.2%
Non-Rated                 7.7%

(2) Credit Quality ratings are those provided by Standard & Poor's, a nationally recognized bond rating service. As of October 31, 2004. Holdings subject to change due to active management.

[CHART]

COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE HIGH INCOME FUND CLASS B vs. THE MERRILL LYNCH
U.S. HIGH YIELD MASTER II INDEX*
   October 31, 1994 - October 31, 2004

                  EATON VANCE HIGH INCOME          MERRILL LYNCH U.S.
                  FUND CLASS B                     HIGH YIELD MASTER II INDEX
10/31/1994        $ 10,000                         $ 10,000
11/30/1994        $  9,878                         $  9,914
12/31/1994        $  9,985                         $ 10,018
 1/31/1995        $ 10,027                         $ 10,159
 2/28/1995        $ 10,284                         $ 10,485
 3/31/1995        $ 10,344                         $ 10,626
 4/30/1995        $ 10,629                         $ 10,901
 5/31/1995        $ 10,858                         $ 11,238
 6/30/1995        $ 10,869                         $ 11,313
 7/31/1995        $ 11,036                         $ 11,461
 8/31/1995        $ 10,980                         $ 11,521
 9/30/1995        $ 11,053                         $ 11,657
10/31/1995        $ 11,065                         $ 11,753
11/30/1995        $ 11,169                         $ 11,870
12/31/1995        $ 11,369                         $ 12,068
 1/31/1996        $ 11,542                         $ 12,270
 2/29/1996        $ 11,713                         $ 12,308
 3/31/1996        $ 11,668                         $ 12,257
 4/30/1996        $ 11,761                         $ 12,274
 5/31/1996        $ 11,885                         $ 12,363
 6/30/1996        $ 11,885                         $ 12,418
 7/31/1996        $ 11,970                         $ 12,494
 8/31/1996        $ 12,148                         $ 12,649
 9/30/1996        $ 12,469                         $ 12,943
10/31/1996        $ 12,488                         $ 13,056
11/30/1996        $ 12,705                         $ 13,318
12/31/1996        $ 12,936                         $ 13,429
 1/31/1997        $ 13,037                         $ 13,529
 2/28/1997        $ 13,286                         $ 13,737
 3/31/1997        $ 12,995                         $ 13,548
 4/30/1997        $ 13,142                         $ 13,722
 5/31/1997        $ 13,489                         $ 14,011
 6/30/1997        $ 13,752                         $ 14,228
 7/31/1997        $ 14,138                         $ 14,605
 8/31/1997        $ 14,217                         $ 14,587
 9/30/1997        $ 14,577                         $ 14,850
10/31/1997        $ 14,540                         $ 14,925
11/30/1997        $ 14,665                         $ 15,065
12/31/1997        $ 14,922                         $ 15,210
 1/31/1998        $ 15,220                         $ 15,452
 2/28/1998        $ 15,425                         $ 15,515
 3/31/1998        $ 15,670                         $ 15,662
 4/30/1998        $ 15,731                         $ 15,730
 5/31/1998        $ 15,738                         $ 15,824
 6/30/1998        $ 15,770                         $ 15,906
 7/31/1998        $ 15,839                         $ 16,007
 8/31/1998        $ 14,629                         $ 15,199
 9/30/1998        $ 14,574                         $ 15,239
10/31/1998        $ 14,177                         $ 14,913
11/30/1998        $ 15,140                         $ 15,687
12/31/1998        $ 15,186                         $ 15,659
 1/31/1999        $ 15,516                         $ 15,870
 2/28/1999        $ 15,700                         $ 15,762
 3/31/1999        $ 15,996                         $ 15,946
 4/30/1999        $ 16,457                         $ 16,237
 5/31/1999        $ 16,238                         $ 16,088
 6/30/1999        $ 16,223                         $ 16,049
 7/31/1999        $ 16,299                         $ 16,070
 8/31/1999        $ 16,147                         $ 15,900
 9/30/1999        $ 16,072                         $ 15,837
10/31/1999        $ 16,154                         $ 15,751
11/30/1999        $ 16,510                         $ 15,956
12/31/1999        $ 16,855                         $ 16,052
 1/31/2000        $ 17,025                         $ 15,991
 2/29/2000        $ 17,424                         $ 16,025
 3/31/2000        $ 17,014                         $ 15,790
 4/30/2000        $ 16,879                         $ 15,790
 5/31/2000        $ 16,553                         $ 15,592
 6/30/2000        $ 16,714                         $ 15,892
 7/31/2000        $ 16,624                         $ 15,978
 8/31/2000        $ 16,716                         $ 16,135
 9/30/2000        $ 16,251                         $ 15,995
10/31/2000        $ 15,364                         $ 15,486
11/30/2000        $ 14,085                         $ 14,892
12/31/2000        $ 14,489                         $ 15,231
 1/31/2001        $ 15,525                         $ 16,195
 2/28/2001        $ 15,496                         $ 16,441
 3/31/2001        $ 14,877                         $ 16,112
 4/30/2001        $ 14,719                         $ 15,893
 5/31/2001        $ 14,835                         $ 16,172
 6/30/2001        $ 14,226                         $ 15,746
 7/31/2001        $ 14,179                         $ 16,002
 8/31/2001        $ 14,236                         $ 16,128
 9/30/2001        $ 13,252                         $ 15,014
10/31/2001        $ 13,767                         $ 15,494
11/30/2001        $ 14,268                         $ 16,039
12/31/2001        $ 14,146                         $ 15,913
 1/31/2002        $ 14,208                         $ 16,001
 2/28/2002        $ 13,893                         $ 15,790
 3/31/2002        $ 14,173                         $ 16,188
 4/30/2002        $ 14,290                         $ 16,448
 5/31/2002        $ 14,134                         $ 16,322
 6/30/2002        $ 13,530                         $ 15,059
 7/31/2002        $ 13,143                         $ 14,474
 8/31/2002        $ 13,320                         $ 14,836
 9/30/2002        $ 13,187                         $ 14,605
10/31/2002        $ 13,015                         $ 14,482
11/30/2002        $ 13,666                         $ 15,387
12/31/2002        $ 13,877                         $ 15,611
 1/31/2003        $ 14,113                         $ 16,080
 2/28/2003        $ 14,336                         $ 16,296
 3/31/2003        $ 14,697                         $ 16,726
 4/30/2003        $ 15,528                         $ 17,699
 5/31/2003        $ 15,640                         $ 17,902
 6/30/2003        $ 16,226                         $ 18,403
 7/31/2003        $ 16,134                         $ 18,153
 8/31/2003        $ 16,425                         $ 18,385
 9/30/2003        $ 16,851                         $ 18,884
10/31/2003        $ 17,344                         $ 19,276
11/30/2003        $ 17,612                         $ 19,542
12/31/2003        $ 18,134                         $ 20,006
 1/31/2004        $ 18,508                         $ 20,329
 2/29/2004        $ 18,429                         $ 20,307
 3/31/2004        $ 18,472                         $ 20,442
 4/30/2004        $ 18,522                         $ 20,307
 5/31/2004        $ 18,225                         $ 19,988
 6/30/2004        $ 18,489                         $ 20,278
 7/31/2004        $ 18,537                         $ 20,552
 8/31/2004        $ 18,774                         $ 20,925
 9/30/2004        $ 19,004                         $ 21,217
10/31/2004        $ 19,347                         $ 21,626

*  SOURCES: THOMSON FINANCIAL; BLOOMBERG, L.P.

   INVESTMENT OPERATIONS COMMENCED 8/19/86. A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 3/11/04 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $10,520 ON OCTOBER 31, 2004; $10,021 INCLUDING SALES CHARGE. AN INVESTMENT IN THE FUND'S CLASS C SHARES ON 6/8/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $19,132 ON OCTOBER 31, 2004. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE HIGH INCOME FUND as of October 31, 2004

FUND EXPENSES

EXAMPLE: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

ACTUAL EXPENSES: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          EATON VANCE HIGH INCOME FUND

                                        BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                               (5/1/04)                (10/31/04)                (5/1/04-10/31/04)
-----------------------------------------------------------------------------------------------------------------------
ACTUAL
Class A                                      $ 1,000.00                 $  1048.18                     $ 4.89
Class B                                      $ 1,000.00                 $  1044.60                     $ 8.58
Class C                                      $ 1,000.00                 $  1043.30                     $ 8.63

HYPOTHETICAL
(5% return per year before expenses)
Class A                                      $ 1,000.00                 $ 1,020.40                     $ 4.82
Class B                                      $ 1,000.00                 $ 1,016.70                     $ 8.47
Class C                                      $ 1,000.00                 $ 1,016.70                     $ 8.52

* Expenses are equal to the Fund's annualized expense ratio of 0.95% for Class A shares, 1.67% for Class B shares and 1.68% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE HIGH INCOME FUND as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in High Income Portfolio, at value
   (identified cost, $824,175,407)                                       $   882,170,053
Receivable for Fund shares sold                                                1,104,271
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $   883,274,324
----------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                         $    16,213,282
Dividends payable                                                              2,527,138
Payable to affiliate for distribution and service fees                           165,555
Payable to affiliate for Trustees' fees                                              220
Accrued expenses                                                                 156,957
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $    19,063,152
----------------------------------------------------------------------------------------
NET ASSETS                                                               $   864,211,172
----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $ 1,228,755,659
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                            (420,016,905)
Accumulated distributions in excess of net investment income                  (2,522,228)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                           57,994,646
----------------------------------------------------------------------------------------
TOTAL                                                                    $   864,211,172
----------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $   150,042,305
SHARES OUTSTANDING                                                            28,784,703
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          5.21
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $5.21)                                       $          5.47
----------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $   474,860,531
SHARES OUTSTANDING                                                            91,326,692
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          5.20
----------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $   239,308,336
SHARES OUTSTANDING                                                            34,867,351
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          6.86
----------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Interest allocated from Portfolio                                        $    82,528,753
Dividends allocated from Portfolio                                             1,381,506
Miscellaneous income allocated from Portfolio                                    789,483
Expenses allocated from Portfolio                                             (5,393,676)
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                     $    79,306,066
----------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                              $         3,251
Distribution and service fees
   Class A                                                                       201,818
   Class B                                                                     5,642,209
   Class C                                                                     2,700,933
Transfer and dividend disbursing agent fees                                      845,175
Printing and postage                                                              83,116
Registration fees                                                                 37,825
Custodian fee                                                                     35,504
Legal and accounting services                                                     28,484
Miscellaneous                                                                     39,458
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     9,617,773
----------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $    69,688,293
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $     9,009,687
   Foreign currency and forward foreign currency exchange
      contract transactions                                                     (204,669)
----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $     8,805,018
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $    21,814,636
   Foreign currency and forward foreign currency exchange contracts              (48,119)
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    21,766,517
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $    30,571,535
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $   100,259,828
----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                 YEAR ENDED          YEAR ENDED
IN NET ASSETS                                                       OCTOBER 31, 2004    OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                            $      69,688,293   $      75,422,086
   Net realized gain from investments,
      foreign currency and forward
      foreign currency exchange
      contract transactions                                                 8,805,018          18,388,798
   Net change in unrealized appreciation
      (depreciation) from investments,
      foreign currency and forward foreign
      currency exchange contracts                                          21,766,517         130,305,162
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $     100,259,828   $     224,116,046
---------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                       $      (7,024,416)  $              --
      Class B                                                             (45,097,631)        (54,664,495)
      Class C                                                             (21,645,396)        (21,628,770)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 $     (73,767,443)  $     (76,293,265)
---------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                       $      23,508,122   $              --
      Class B                                                              49,016,203         103,251,445
      Class C                                                              51,931,667          88,319,239
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                               3,047,338                  --
      Class B                                                              18,955,270          18,423,298
      Class C                                                               9,874,150          10,039,498
   Cost of shares redeemed
      Class A                                                             (23,457,203)                 --
      Class B                                                            (127,275,169)        (95,650,349)
      Class C                                                            (111,372,869)        (54,084,859)
   Net asset value of shares exchanged
      Class A                                                             146,072,121                  --
      Class B                                                            (146,072,121)                 --
   Redemption Fees                                                              7,011                  --
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                          $    (105,765,480)  $      70,298,272
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                               $     (79,273,095)  $     218,121,053
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                $     943,484,267   $     725,363,214
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $     864,211,172   $     943,484,267
---------------------------------------------------------------------------------------------------------

ACCUMULATED DISTRIBUTIONS
IN EXCESS OF NET INVESTMENT
INCOME INCLUDED IN
NET ASSETS

AT END OF YEAR                                                      $      (2,522,228)  $      (1,276,856)
---------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                          CLASS A
                                                                                   ----------------------
                                                                                   PERIOD ENDED
                                                                                   OCTOBER 31, 2004(1)(2)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                                   $    5.230
---------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                                                    $    0.262
Net realized and unrealized loss                                                             (0.001)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                             $    0.261
---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                                               $   (0.281)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                      $   (0.281)
---------------------------------------------------------------------------------------------------------

Redemption fees                                                                          $    0.000(3)
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                                         $    5.210
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                                                                5.20%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)                                                $  150,042
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                                                 0.96%(6)
   Expenses after custodian fee reduction(5)                                                   0.96%(6)
   Net investment income                                                                       7.98%(6)
Portfolio Turnover of the Portfolio                                                              80%
---------------------------------------------------------------------------------------------------------

(1) For the period from the commencement of offering of Class A shares, March 11, 2004, to October 31, 2004.

(2) Net investment income per share was computed using average shares outstanding.

(3)  Amounts represent less than $.005.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                       See notes to financial statements

                                                                                    CLASS B
                                              ------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,                            YEAR ENDED
                                              ---------------------------------------------------------------------     MARCH 31,
                                                2004(2)        2003         2002(1)         2001        2000(2)(3)      2000(2)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $     5.050   $     4.150  $      4.860   $      6.180   $      7.270     $    7.510
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                         $     0.392   $     0.416  $      0.431   $      0.601   $      0.418     $    0.702
Net realized and unrealized gain (loss)             0.169         0.904        (0.672)        (1.206)        (1.090)        (0.242)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $     0.561   $     1.320  $     (0.241)  $     (0.605)  $     (0.672)    $    0.460
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                    $    (0.411)  $    (0.420) $     (0.429)  $     (0.670)  $     (0.418)    $   (0.700)
From tax return of capital                             --            --        (0.040)        (0.045)            --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $    (0.411)  $    (0.420) $     (0.469)  $     (0.715)  $     (0.418)    $   (0.700)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $     5.200   $     5.050  $      4.150   $      4.860   $      6.180     $    7.270
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                     11.55%        33.26%        (5.46)%       (10.39)%        (9.70)%         6.36%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)     $   474,861   $   662,381  $    530,326   $    648,544   $    721,339     $  758,686
Ratios (As a percentage of average daily net
   assets):
   Expenses(5)                                       1.71%         1.80%         1.79%          1.83%          1.78%(6)       1.74%
   Expenses after custodian fee reduction(5)         1.71%         1.80%         1.79%          1.83%          1.78%(6)       1.74%
   Net investment income                             7.60%         8.96%         9.30%         10.91%         10.37%(6)       9.49%
Portfolio Turnover of the Portfolio                    80%          122%           88%            83%            41%           113%
----------------------------------------------------------------------------------------------------------------------------------

(1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investement income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.52% to 9.30%. Per-share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment income per share was computed using average shares outstanding.

(3)  For the seven-month period ended October 31, 2000.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

                                                                                    CLASS C
                                              ------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,                            YEAR ENDED
                                              ---------------------------------------------------------------------     MARCH 31,
                                                2004(2)        2003         2002(1)         2001        2000(2)(3)      2000(2)
-------------------------------------------------------------------------------------------------------------------     ----------
Net asset value -- Beginning of period        $     6.670   $     5.480  $      6.410   $      8.130   $      9.560     $    9.880
----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                         $     0.514   $     0.551  $      0.567   $      0.796   $      0.551     $    0.915
Net realized and unrealized gain (loss)             0.218         1.193        (0.878)        (1.590)        (1.435)        (0.321)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS           $     0.732   $     1.744  $     (0.311)  $     (0.794)  $     (0.884)    $    0.594
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                    $    (0.542)  $    (0.554) $     (0.572)  $     (0.864)  $     (0.546)    $   (0.914)
From tax return of capital                             --            --        (0.047)        (0.062)            --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           $    (0.542)  $    (0.554) $     (0.619)  $     (0.926)  $     (0.546)    $   (0.914)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD              $     6.860   $     6.670  $      5.480   $      6.410   $      8.130     $    9.560
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                     11.38%        33.24%        (5.37)%       (10.31)%        (9.70)%         6.26%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's omitted)     $   239,308   $   281,103  $    195,037   $    202,906   $    191,027     $   36,851
Ratios (As a percentage of average daily net
   assets):
   Expenses(5)                                       1.71%         1.80%         1.79%          1.82%          1.82%(6)       1.78%
   Expenses after custodian fee reduction(5)         1.71%         1.80%         1.79%          1.82%          1.82%(6)       1.78%
   Net investment income                             7.56%         8.93%         9.28%         10.85%         10.40%(6)       9.42%
Portfolio Turnover of the Portfolio                    80%          122%           88%            83%            41%           113%
----------------------------------------------------------------------------------------------------------------------------------

(1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investement income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.50% to 9.28%. Per-share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment income per share was computed using average shares outstanding.

(3)  For the seven-month period ended October 31, 2000.

(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

EATON VANCE HIGH INCOME FUND as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (68.3% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $415,727,377, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($143,280,458), October 31, 2009 ($235,765,703), October 31, 2008
   ($30,521,427), October 31, 2007 ($3,342,613), and October 31, 2005
   ($2,817,176), respectively.

   D OTHER -- Investment transactions are accounted for on a trade-date basis.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of distributions paid for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                                  YEAR ENDED OCTOBER 31,
                                           -------------------------------------
                                                  2004               2003
--------------------------------------------------------------------------------
   Distributions declared from:

   Ordinary income                         $      73,767,443   $      76,293,265

   During the year ended October 31, 2004, accumulated distributions in excess of net investment income was decreased by $2,833,778, and accumulated net realized loss was increased by $2,713,687 and paid-in capital was decreased by $120,091 primarily due to differences between book and tax accounting for treatment of bond premium and foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards                                 $    (415,727,377)
   Unrealized appreciation                                    $      53,705,118
   Other temporary differences                                $      (2,522,228)

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             PERIOD ENDED
CLASS A                                                      OCTOBER 31, 2004(1)
--------------------------------------------------------------------------------
Sales                                                                  4,554,886
Issued to shareholders electing to
   receive payments of distributions
   in Fund shares                                                        593,070
Redemptions                                                           (4,583,780)
Exchange from Class B shares                                          28,220,527
--------------------------------------------------------------------------------
NET INCREASE                                                          28,784,703
--------------------------------------------------------------------------------

                                                  YEAR ENDED OCTOBER 31,
                                           -------------------------------------
CLASS B                                           2004               2003
--------------------------------------------------------------------------------
Sales                                              9,505,307          22,456,264
Issued to shareholders electing to
   receive payments of distributions
   in Fund shares                                  3,685,269           3,970,353
Redemptions                                      (24,732,586)        (23,123,456)
Exchange to Class A shares                       (28,277,719)                 --
--------------------------------------------------------------------------------
NET INCREASE (DECREASE)                          (39,819,729)          3,303,161
--------------------------------------------------------------------------------

                                                  YEAR ENDED OCTOBER 31,
                                           -------------------------------------
CLASS C                                           2004               2003
--------------------------------------------------------------------------------
Sales                                              7,605,996          14,431,771
Issued to shareholders electing to
   receive payments of distributions
   in Fund shares                                  1,452,783           1,636,564
Redemptions                                      (16,352,168)         (9,521,784)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE)                           (7,293,389)          6,546,551
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 11, 2004 to October 31, 2004.

   Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the period from the start of business, March 11, 2004 to October 31, 2004 the Fund received redemption fees of $7,011 on Class A shares.

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's

   Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2004, EVM earned $62,147 in sub-transfer agent fees. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $7,234 as its portion of the sales charge on sales of Class A shares for the period from the start of business, March 11, 2004 to October 31, 2004.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B Shares (the Class B
   Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $4,231,657 and $2,025,700 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004 representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $25,300,000 and $34,089,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the period from the start of business, March 11, 2004 to October 31, 2004 amounted to $201,818 for Class A shares. Service fee payments for the year ended October 31, 2004 amounted to $1,410,552 and $675,233 for Class B and Class C shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $1,368,000 and $94,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2004, aggregated $125,108,524 and $299,101,016, respectively.

EATON VANCE HIGH INCOME FUND as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) (one of the series of the Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance High Income Fund at October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

HIGH INCOME PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

SENIOR, FLOATING RATE LOANS(1) -- 0.4%

                                                          PRINCIPAL
SECURITY                                                  AMOUNT             VALUE
--------------------------------------------------------------------------------------------
BEVERAGE, FOOD AND TOBACCO -- 0.3%

New World Pasta, Term Loan B,
12.75%, Maturing 1/28/06(2)                               $     4,277,546    $     3,943,897
--------------------------------------------------------------------------------------------
                                                                             $     3,943,897
--------------------------------------------------------------------------------------------

UTILITIES -- 0.1%

Mirant Corp., Revolving Term Loan,
364 day credit agreement with
trade date 7/17/2001(3)                                         2,100,000    $     1,312,500
--------------------------------------------------------------------------------------------
                                                                             $     1,312,500
--------------------------------------------------------------------------------------------

TOTAL SENIOR, FLOATING RATE INTERESTS
  (IDENTIFIED COST $5,821,129)                                               $     5,256,397
--------------------------------------------------------------------------------------------

CORPORATE BONDS & NOTES -- 89.1%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.2%

Argo Tech Corp., Sr. Notes, 9.25%, 6/1/11(4)              $         1,575    $     1,724,625
Standard Aero Holdings, Inc., Sr. Sub. Notes,
8.25%, 9/1/14(4)                                                      920            977,500
--------------------------------------------------------------------------------------------
                                                                             $     2,702,125
--------------------------------------------------------------------------------------------

AIRLINES -- 1.4%

American Airlines, 7.80%, 10/1/06                         $         7,243    $     6,062,206
American Airlines, 7.858%, 10/1/11                                    260            263,357
American Airlines, 8.608%, 4/1/11                                     570            484,232
AMR Corp., 9.00%, 8/1/12                                            7,880          4,846,200
Continental Airlines, 7.033%, 6/15/11                               4,300          3,325,326
Continental Airlines, 7.08%, 11/1/04                                   83             82,532
Continental Airlines, 8.00%, 12/15/05                                 550            508,750
Delta Air Lines, 7.779%, 11/18/05                                   2,855          2,143,356
Delta Air Lines, 8.30%, 12/15/29                                    1,005            366,825
Delta Air Lines, Series 02-1, 7.779%, 1/2/12                          697            328,265
--------------------------------------------------------------------------------------------
                                                                             $    18,411,049
--------------------------------------------------------------------------------------------

APPAREL -- 2.4%

GFSI, Inc., Sr. Sub. Notes, Series B,
9.625%, 3/1/07                                            $         1,305    $     1,285,425
J Crew Operating Corp., Sr. Sub. Notes,
10.375%, 10/15/07                                                   6,350          6,556,375
Levi Strauss & Co., 7.00%, 11/1/06                                  4,805          4,726,919
Levi Strauss & Co., Sr. Notes, 11.625%, 1/15/08                     4,055          4,156,375
Perry Ellis International, Inc., Sr. Sub. Notes,
8.875%, 9/15/13                                                     1,965          2,112,375
Phillips Van-Heusen, Sr. Notes, 7.25%, 2/15/11(4)                   1,350          1,420,875
Phillips Van-Heusen, Sr. Notes, 8.125%, 5/1/13                      3,615          3,940,350
William Carter, Series B, 10.875%, 8/15/11                          5,778          6,500,250
--------------------------------------------------------------------------------------------
                                                                             $    30,698,944
--------------------------------------------------------------------------------------------

AUTO AND PARTS -- 2.2%

Dana Corp., 10.125%, 3/15/10                              $         2,190    $     2,480,175
Keystone Automotive Operations, Inc.,
Sr. Sub. Notes, 9.75%, 11/1/13                                      1,110          1,207,125
Metaldyne Corp., 11.00%, 6/15/12(4)                                 4,173          3,526,185
Metaldyne Corp., Sr. Notes, 10.00%, 11/1/13(4)                      2,285          2,193,600
Rexnord Corp., 10.125%, 12/15/12                                    1,665          1,889,775
Tenneco Automotive, Inc., Series B,
11.625%, 10/15/09                                                   7,780          8,305,150
Tenneco Automotive, Inc., Sr. Notes, Series B,
10.25%, 7/15/13                                                     3,955          4,627,350
TRW Automotive, Inc., Sr. Sub. Notes,
11.00%, 2/15/13                                                     2,142          2,559,690
United Components, Inc., Sr. Sub. Notes,
9.375%, 6/15/13                                                     1,670          1,820,300
--------------------------------------------------------------------------------------------
                                                                             $    28,609,350
--------------------------------------------------------------------------------------------

BROADCAST MEDIA -- 0.8%

Rainbow National Services, LLC, Sr. Notes,
8.75%, 9/1/12(4)                                          $         2,200    $     2,365,000
Rainbow National Services, LLC, Sr. Sub. Debs.,
10.375%, 9/1/14(4)                                                  7,875          8,623,125
--------------------------------------------------------------------------------------------
                                                                             $    10,988,125
--------------------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 6.5%

Adelphia Communications, Sr. Notes,
10.25%, 11/1/06(3)                                        $         7,200    $     6,192,000
Adelphia Communications, Sr. Notes, Series B,
9.25%, 10/1/02(3)                                                   7,585          6,447,250

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
BROADCASTING AND CABLE (CONTINUED)

Avalon Cable Holdings LLC, Sr. Disc. Notes,
11.875%, 12/1/08                                          $           583    $       613,549
Cablevision Systems Corp., Sr. Notes,
8.00%, 4/15/12(4)                                                     415            448,200
Century Communications, Sr. Notes,
8.75%, 10/1/07(3)                                                   1,040          1,081,600
Century Communications, Sr. Notes,
8.875%, 1/15/07(3)                                                  4,915          5,209,900
Century Communications, Sr. Notes,
9.50%, 3/1/05(3)                                                    4,745          5,077,150
Charter Communication Holdings,
Sr. Disc. Notes, 12.125%, (0% until 2007), 1/15/12                    520            308,100
Charter Communication Holdings, Sr. Notes,
10.00%, 5/15/11                                                       885            712,425
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07                        15             16,237
CSC Holdings, Inc., Sr. Sub. Notes, 10.50%, 5/15/16                 5,540          6,357,150
Dex Media West LLC, Sr. Sub. Notes, 9.875%, 8/15/13                 6,976          8,284,000
Fisher Communications, Inc., Sr. Notes,
8.625%, 9/15/14(4)                                                  1,240          1,314,400
Insight Communications, Sr. Disc. Notes,
12.25%, (0% until 2006), 2/15/11                                   17,325         17,021,812
Kabel Deutschland GMBH, 10.625%, 7/1/14(4)                          7,785          8,758,125
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13                  2,760          2,018,250
Muzak Holdings LLC, 9.875%, 3/15/09                                   620            430,900
Muzak LLC/Muzak Finance, Sr. Notes,
10.00%, 2/15/09                                                     3,700          3,330,000
Nexstar Finance Holdings LLC, Inc., 12.00%, 4/1/08                    520            569,400
Nexstar Finance Holdings LLC, Inc., Sr. Disc. Notes,
11.375%, (0% until 2008), 4/1/13                                    6,345          4,917,375
Nextmedia Operating, Inc., 10.75%, 7/1/11                           1,650          1,858,312
Paxson Communications Corp.,
12.25%, (0% until 2006), 1/15/09                                    1,980          1,732,500
Sinclair Broadcast Group, Inc., Convertible Bond,
4.875%, 7/15/18                                                     1,275          1,144,312
--------------------------------------------------------------------------------------------
                                                                             $    83,842,947
--------------------------------------------------------------------------------------------

BUILDING AND CONSTRUCTION-MISCELLANEOUS -- 1.0%

Dayton Superior Corp., Sr. Notes, 10.75%, 9/15/08         $         1,240    $     1,326,800
Interline Brands, Inc., Sr. Sub. Notes,
11.50%, 5/15/11                                                     4,350          4,850,250
Ply Gem Industries, Inc., Sr. Sub. Notes,
9.00%, 2/15/12(4)                                                   2,135          2,140,337
Ply Gem Industries, Inc., Sr. Sub. Notes,
9.00%, 2/15/12(4)                                                   3,030          3,037,575
RMCC Acquisition Co., Sr. Sub. Notes,
9.50%, 11/1/12(4)                                                   1,880          1,917,600
--------------------------------------------------------------------------------------------
                                                                             $    13,272,562
--------------------------------------------------------------------------------------------

BUILDING MATERIALS -- 0.5%

Coleman Cable, Inc., Sr. Notes,
9.875%, 10/1/12(4)                                        $         1,325    $     1,371,375
Koppers, Inc., 9.875%, 10/15/13                                        60             68,100
Owens Corning, 7.50%, 8/1/18(3)                                     2,890          1,430,550
Owens Corning, 7.70%, 5/1/08(3)                                     2,700          1,343,250
THL Buildco (Nortek, Inc.), Sr. Sub. Notes,
8.50%, 9/1/14(4)                                                    2,670          2,843,550
--------------------------------------------------------------------------------------------
                                                                             $     7,056,825
--------------------------------------------------------------------------------------------

BUSINESS SERVICES -- 2.7%

Advanstar Communications, Inc., 10.75%, 8/15/10           $         6,120   $     6,854,400
Affinity Group, Inc., Sr. Sub. Notes, 9.00%, 2/15/12                3,815         4,101,125
ASG Consolidated, LLC/ASG Finance, Inc.,
Sr. Disc. Notes, 11.50%,
(0.00% until 2008), 11/1/11(4)                                      5,130         3,296,025
Coinmach Corp., Sr. Notes, 9.00%, 2/1/10                              810           842,400
Language Line, Inc., Sr. Sub. Notes,
11.125%, 6/15/12(4)                                                 1,740         1,870,500
Mobile Mini, Inc., 9.50%, 7/1/13                                    1,125         1,288,125
Norcross Safety Products LLC/Norcross Capital Corp.,
Sr. Sub. Notes, Series B, 9.875%, 8/15/11                           5,065         5,546,175
Synagro Technologies, Inc., Sr. Sub. Notes,
9.50%, 4/1/09                                                       1,360         1,458,600
United Rentals North America, Inc.,
6.50%, 2/15/12                                                      2,650         2,636,750
United Rentals North America, Inc., Sr. Sub. Notes,
7.00%, 2/15/14                                                      2,705         2,508,887
Vertis, Inc., Sub. Notes, 13.50%, 12/7/09(4)                        2,420         2,528,900
Williams Scotsman, Inc., Sr. Notes,
10.00%, 8/15/08                                                     1,595         1,746,525
--------------------------------------------------------------------------------------------
                                                                            $    34,678,412
--------------------------------------------------------------------------------------------

CHEMICALS -- 6.7%

Avecia Group PLC, 11.00%, 7/1/09                          $         7,160    $     6,766,200
BCP Caylux Holdings, Sr. Sub. Notes,
9.625%, 6/15/14(4)                                                  5,820          6,547,500
Borden U.S. Finance/Nova Scotia Finance, Sr. Notes,
9.00%, 7/15/14(4)                                                   2,130          2,340,337
Crystal US Holdings/US Holdings 3, LLC, Sr. Disc
Notes, 10.50%, (0.00% until 2009), 10/1/14(4)                       5,330          3,384,550
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11                       3,900          4,524,000
Hercules, Inc., 11.125%, 11/15/07                                   5,300          6,439,500
Huntsman Advanced Materials, Sr. Notes,
11.00%, 7/15/10(4)                                                    735            852,600

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
CHEMICALS (CONTINUED)

Huntsman International LLC, Sr. Notes,
9.875%, 3/1/09                                            $         1,960    $     2,185,400
Huntsman LLC, 11.625%, 10/15/10                                     4,085          4,835,619
IMC Global, Inc., Sr. Notes, 10.875%, 8/1/13                        6,000          7,605,000
Innophos, Inc., Sr. Sub. Notes,
8.875%, 8/15/14(4)                                                  1,335          1,445,137
Lyondell Chemical Co., 9.50%, 12/15/08                                515            563,925
Lyondell Chemical Co., 9.50%, 12/15/08                              2,665          2,918,175
Lyondell Chemical Co., Series A, 9.625%, 5/1/07                       660            727,650
Lyondell Chemical Co., Sr. Notes, 10.50%, 6/1/13                    4,680          5,545,800
Nalco Co., Sr. Sub. Notes, 8.875%, 11/15/13(4)                      3,310          3,645,137
OM Group, Inc., 9.25%, 12/15/11                                    10,260         10,785,825
Polyone Corp., Sr. Notes, 8.875%, 5/1/12                            2,770          2,970,825
Rhodia SA, Sr. Notes, 10.25%, 6/1/10                               10,015         10,916,350
Rockwood Specialties Group, Sr. Sub. Notes,
10.625%, 5/15/11                                                    1,855          2,068,325
--------------------------------------------------------------------------------------------
                                                                             $    87,067,855
--------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES -- 1.0%

UGS Corp., Sr. Sub. Notes, 10.00%, 6/1/12(4)              $        11,700    $    13,162,500
--------------------------------------------------------------------------------------------
                                                                             $    13,162,500
--------------------------------------------------------------------------------------------

CONSUMER PRODUCTS -- 0.9%
Alderwoods Group, Inc., Sr. Notes,
7.75%, 9/15/12(4)                                         $         1,320    $     1,432,200
Amscan Holdings, Inc., Sr. Sub. Notes,
8.75%, 5/1/14(4)                                                      495            499,950
Fedders North America, Inc., 9.875%, 3/1/14                         2,982          2,415,420
Jostens Holding Corp., Sr. Disc. Notes,
10.25%, 12/1/13                                                     1,380            969,450
Rayovac Corp., Sr. Sub. Notes, 8.50%, 10/1/13                         880            970,200
Riddell Bell Holdings, Sr. Sub. Notes,
8.375%, 10/1/12(4)                                                    530            549,875
Samsonite Corp., Sr. Sub. Notes, 8.875%, 6/1/11                     4,465          4,777,550
--------------------------------------------------------------------------------------------
                                                                             $    11,614,645
--------------------------------------------------------------------------------------------

CONTAINERS AND PACKAGING -- 1.9%

Crown Euro Holdings SA, 9.50%, 3/1/11                     $         1,625    $     1,860,625
Crown Euro Holdings SA, 10.875%, 3/1/13                             5,755          6,862,837
Graham Packaging Co., Sr. Notes,
8.50%, 10/15/12(4)                                                  1,060          1,118,300
Graham Packaging Co., Sr. Sub. Notes,
9.875%, 10/15/14(4)                                                 2,115          2,252,475
Intertape Polymer US, Inc., Sr. Sub. Notes,
8.50%, 8/1/14(4)                                          $         3,945    $     3,940,069
Pliant Corp., 11.125%, (0% until 2006), 6/15/09                     3,065          2,743,175
Pliant Corp., 11.125%, 9/1/09                                       2,010          2,170,800
Tekni-Plex, Inc., Series B, 12.75%, 6/15/10                           275            207,625
Tekni-Plex, Inc., Sr. Notes, 8.75%, 11/15/13(4)                     1,940          1,859,975
US Can Corp., Sr. Notes, 10.875%, 7/15/10                           1,220          1,244,400
--------------------------------------------------------------------------------------------
                                                                             $    24,260,281
--------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT -- 0.4%

Danka Business Systems, Sr. Notes,
11.00%, 6/15/10                                           $         3,125    $     3,296,875
Hexcel Corp., 9.875%, 10/1/08                                       1,090          1,226,250
Hexcel Corp., Sr. Sub. Notes, 9.75%, 1/15/09                          780            824,850
--------------------------------------------------------------------------------------------
                                                                             $     5,347,975
--------------------------------------------------------------------------------------------

ENERGY SERVICES -- 0.9%

Port Arthur Finance Corp., 12.50%, 1/15/09                $         9,402    $    11,047,162
--------------------------------------------------------------------------------------------
                                                                             $    11,047,162
--------------------------------------------------------------------------------------------

ENGINEERING -- 0.1%

Shaw Group, Inc., Sr. Notes, 10.75%, 3/15/10              $         1,475    $     1,581,937
--------------------------------------------------------------------------------------------
                                                                             $     1,581,937
--------------------------------------------------------------------------------------------

ENTERTAINMENT -- 2.6%

LCE Acquisition Corp., Sr. Sub. Notes,
9.00%, 8/1/14(4)                                          $         5,995    $     6,309,737
Marquee Holdings, Inc., Sr. Disc. Notes, 12.00%,
(0.00% until 2009), 8/15/14(4)                                      7,210          4,470,200
Marquee, Inc., Sr. Notes, 8.625%, 8/15/12(4)                        3,995          4,384,512
Royal Caribbean Cruises, Sr. Debs., 7.25%, 3/15/18                  1,570          1,715,225
Royal Caribbean Cruises, Sr. Notes, 8.75%, 2/2/11                   1,210          1,445,950
Six Flags, Inc., Sr. Notes, 8.875%, 2/1/10                          3,743          3,602,637
Six Flags, Inc., Sr. Notes, 9.625%, 6/1/14                          1,155          1,108,800
True Temper Sports, Inc., Sr. Sub. Notes,
8.375%, 9/15/11                                                       805            736,575
Universal City Development Partners, Sr. Notes,
11.75%, 4/1/10                                                      8,270          9,675,900
--------------------------------------------------------------------------------------------
                                                                             $    33,449,536
--------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
FOOD, BEVERAGES AND TOBACCO -- 0.2%

WH Holdings Ltd./WH Capital Corp., Sr. Notes,
9.50%, 4/1/11                                             $         2,150    $     2,365,000
--------------------------------------------------------------------------------------------
                                                                             $     2,365,000
--------------------------------------------------------------------------------------------

FOODS -- 1.4%

American Seafood Group LLC, 10.125%, 4/15/10              $         5,665    $     6,061,550
Merisant Co., Sr. Notes, 9.75%, 7/15/13(4)                          1,815          1,697,025
Michael Foods, Sr. Sub. Notes, 8.00%, 11/15/13                      1,240          1,314,400
Pinnacle Foods Holdings Corp., Sr. Sub. Notes,
8.25%, 12/1/13(4)                                                     275            261,250
Pinnacle Foods Holdings Corp., Sr. Sub. Notes,
8.25%, 12/1/13(4)                                                   1,370          1,301,500
UAP Holding Corp., Sr. Disc. Notes,
10.75%, (0% until 2008), 7/15/12(4)                                 6,370          4,904,900
United Agricultural Products, Sr. Notes,
8.25%, 12/15/11(4)                                                  1,805          1,958,425
--------------------------------------------------------------------------------------------
                                                                             $    17,499,050
--------------------------------------------------------------------------------------------

GAMING -- 1.9%

Chukchansi EDA, Sr. Notes, 14.50%, 6/15/09(4)             $         7,220    $     9,133,300
OED Corp./Diamond Jo LLC, 8.75%, 4/15/12(4)                         4,355          4,115,475
Seneca Gaming Corp., Sr. Notes, 7.25%, 5/1/12(4)                    2,860          3,031,600
Trump Holdings and Funding, Sr. Notes,
11.625%, 3/15/10                                                    7,780          8,324,600
--------------------------------------------------------------------------------------------
                                                                             $    24,604,975
--------------------------------------------------------------------------------------------

HEALTH SERVICES -- 4.5%

Ardent Health Services, Inc., Sr. Sub. Notes,
10.00%, 8/15/13                                           $         4,345    $     4,464,487
Healthsouth Corp., 7.625%, 6/1/12                                   2,715          2,647,125
Healthsouth Corp., Sr. Notes, 8.375%, 10/1/11                       6,315          6,330,787
Magellan Health Services, Inc., Sr. Notes, Series A,
9.375%, 11/15/08                                                    3,614          3,930,105
National Mentor, Inc., Sr. Sub. Notes,
9.625%, 12/1/12(4)                                                  1,580          1,627,400
National Nephrology Association, Sr. Sub. Notes,
9.00%, 11/1/11(4)                                                   1,420          1,647,200
Pacificare Health System, 10.75%, 6/1/09                            3,127          3,619,502
Quintiles Transnational Corp., Sr. Sub. Notes,
10.00%, 10/1/13                                                     8,415          9,214,425
Rotech Healthcare, Inc., 9.50%, 4/1/12                              1,575          1,724,625
Tenet Healthcare Corp., Sr. Notes, 9.875%, 7/1/14(4)                8,045          8,467,362
US Oncology, Inc., Sr. Notes, 9.00%, 8/15/12(4)                     2,665          2,891,525
US Oncology, Inc., Sr. Sub. Notes, 10.75%, 8/15/14(4)               5,315          5,819,925
Vanguard Health Holdings II, Sr. Sub. Notes,
9.00%, 10/1/14(4)                                         $         5,965    $     6,263,250
--------------------------------------------------------------------------------------------
                                                                             $    58,647,718
--------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.1%

Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14            $           745    $       810,187
--------------------------------------------------------------------------------------------
                                                                             $       810,187
--------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 0.4%

New ASAT (Finance) Ltd., Sr. Notes,
9.25%, 2/1/11(4)                                          $         2,875    $     2,530,000
Stratus Technologies, Inc., Sr. Notes,
10.375%, 12/1/08                                                    3,023          2,584,665
--------------------------------------------------------------------------------------------
                                                                             $     5,114,665
--------------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 0.7%

E*Trade Financial Corp., Sr. Notes,
8.00%, 6/15/11(4)                                         $         2,875    $     3,047,500
Refco Finance Holdings, LLC, Sr. Sub. Notes,
9.00%, 8/1/12(4)                                                    6,005          6,515,425
--------------------------------------------------------------------------------------------
                                                                             $     9,562,925
--------------------------------------------------------------------------------------------

LODGING -- 0.2%

Felcor Lodging L.P., Sr. Notes, Variable Rate,
5.84%, 6/1/11(4)                                          $         1,660    $     1,722,250
Host Marriott L.P., Series I, 9.50%, 1/15/07                          315            351,225
--------------------------------------------------------------------------------------------
                                                                             $     2,073,475
--------------------------------------------------------------------------------------------

LODGING AND GAMING -- 4.0%

Ameristar Casinos, Inc., 10.75%, 2/15/09                  $         1,885    $     2,158,325
Hollywood Casino Shreveport, First Mortgage Bonds,
13.00%, 8/1/06(3)                                                   1,175          1,000,219
Inn of the Mountain Gods, Sr. Notes,
12.00%, 11/15/10                                                    4,180          4,869,700
Kerzner International Hotels, Sr. Sub. Notes,
8.875%, 8/15/11                                                     5,600          6,202,000
Majestic Star Casino LLC, 9.50%, 10/15/10                           4,365          4,528,687
MGM Grand, Inc., 6.875%, 2/6/08                                     1,345          1,471,094
MTR Gaming Group, Series B, 9.75%, 4/1/10                           2,555          2,772,175
Premier Entertainment Biloxi, LLC/Premier Finance
Biloxi Corp., 10.75%, 2/1/12(4)                                       550            588,500
Trump Atlantic City Associates, Inc.,
11.25%, 5/1/06(3)                                                   6,815          6,014,237

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
LODGING AND GAMING (CONTINUED)

Venetian Casino/Las Vegas Sands,
11.00%, 6/15/10                                           $         9,140    $    10,545,275
Waterford Gaming LLC, Sr. Notes,
8.625%, 9/15/12(4)                                                 10,806         11,548,912
--------------------------------------------------------------------------------------------
                                                                             $    51,699,124
--------------------------------------------------------------------------------------------

MACHINERY -- 2.8%

Case New Holland, Inc., Sr. Notes,
9.25%, 8/1/11(4)                                          $         3,720    $     4,259,400
Dresser-Rand Group, Inc., Sr. Sub. Notes,
7.375%, 11/1/14(4)                                                  5,645          5,941,362
Flowserve Corp., 12.25%, 8/15/10                                    4,065          4,583,287
Manitowoc Co., Inc. (The), 10.50%, 8/1/12                             905          1,050,931
Milacron Escrow Corp., 11.50%, 5/15/11(4)                           5,355          5,595,975
Terex Corp., 10.375%, 4/1/11                                        7,215          8,152,950
Thermadyne Holdings Corp., Sr. Sub. Notes,
9.25%, 2/1/14                                                       6,742          6,438,610
--------------------------------------------------------------------------------------------
                                                                             $    36,022,515
--------------------------------------------------------------------------------------------

MANUFACTURING -- 3.0%

Aearo Co. I, Sr. Sub. Notes, 8.25%, 4/15/12(4)            $         1,905    $     1,981,200
Amsted Industries, Inc., Sr. Notes,
10.25%, 10/15/11(4)                                                 7,765          8,580,325
Dresser, Inc., 9.375%, 4/15/11                                      4,350          4,850,250
MAAX Corp., Sr. Sub. Notes, 9.75%, 6/15/12(4)                       1,365          1,474,200
Mueller Group, Inc., Sr. Sub. Notes,
10.00%, 5/1/12(4)                                                   2,685          2,913,225
Mueller Holdings, Inc., Disc. Notes,
14.75%, (0.00% until 2009), 4/15/14(4)                              2,325          1,499,625
Oxford Industries, Inc., Sr. Notes,
8.875%, 6/1/11(4)                                                   5,490          5,956,650
Roller Bearing Holdings Co., Sr. Disc. Notes,
13.00%, 6/15/09(4)                                                 11,485         11,772,125
Venture Holding Trust, Sr. Notes, 9.50%, 7/1/05(3)                  3,811            171,495
--------------------------------------------------------------------------------------------
                                                                             $    39,199,095
--------------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 1.4%

Inverness Medical Innovations, Inc., Sr. Sub. Notes,
8.75%, 2/15/12(4)                                         $         3,715    $     3,845,025
Medical Device Manufacturing, Inc., Sr. Sub. Notes,
10.00%, 7/15/12(4)                                                  2,850          3,063,750
Medquest, Inc., 11.875%, 8/15/12                                    6,185          7,205,525
VWR International, Inc., Sr. Sub. Notes,
8.00%, 4/15/14(4)                                         $         3,755    $     4,046,012
--------------------------------------------------------------------------------------------
                                                                             $    18,160,312
--------------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 0.1%

General Cable Corp., Sr. Notes,
9.50%, 11/15/10                                           $         1,655    $     1,878,425
--------------------------------------------------------------------------------------------
                                                                             $     1,878,425
--------------------------------------------------------------------------------------------

METALS-STEEL -- 0.4%

Ispat Inland ULC, Sr. Notes, 9.75%, 4/1/14(4)             $         4,485    $     5,471,700
--------------------------------------------------------------------------------------------
                                                                             $     5,471,700
--------------------------------------------------------------------------------------------

MINING-COAL -- 0.1%

Alpha Natural Resources, Sr. Notes,
10.00%, 6/1/12(4)                                         $         1,665    $     1,856,475
--------------------------------------------------------------------------------------------
                                                                             $     1,856,475
--------------------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 5.6%

ANR Pipeline Co., 8.875%, 3/15/10                         $         1,600    $     1,804,000
Dynegy Holdings, Inc., Sr. Notes,
10.125%, 7/15/13(4)                                                10,645         12,454,650
El Paso CGP Co., Sr. Debs., 9.625%, 5/15/12                         2,880          3,146,400
El Paso Corp., Sr. Notes, 7.00%, 5/15/11                              810            818,100
Giant Industries, 8.00%, 5/15/14                                    2,845          2,980,137
Hanover Compressor Co., Sr. Notes,
8.625%, 12/15/10                                                    2,120          2,342,600
Hanover Compressor Co., Sr. Sub. Notes,
0.00%, 3/31/07                                                      7,930          6,780,150
MarkWest Energy Partners, L.P./MarkWest Energy
Finance Corp., Sr. Notes, 6.875%, 11/1/14(4)                        1,315          1,347,875
NGC Corp., Sr. Debs., 7.125%, 5/15/18                               1,075            956,750
NGC Corp., Sr. Debs., 7.625%, 10/15/26                              3,075          2,698,312
Northwest Pipeline Corp., 8.125%, 3/1/10                              825            929,156
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13                     1,615          1,804,763
Premcor Refining Group, Sr. Notes, 9.50%, 2/1/13                    5,035          5,966,475
Premcor Refining Group, Sr. Sub. Notes,
7.75%, 2/1/12                                                       1,385          1,540,813
Ram Energy, Inc., Sr. Notes, 11.50%, 2/15/08                        4,602          4,717,050
SESI, LLC, 8.875%, 5/15/11                                         11,063         12,169,300
Southern Natural Gas, 8.875%, 3/15/10                               1,200          1,357,500

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
OIL AND GAS-EQUIPMENT AND SERVICES (CONTINUED)

Transmontaigne, Inc., Sr. Sub. Notes,
9.125%, 6/1/10                                            $         5,280    $     5,900,400
United Refining Co., Sr. Notes,
10.50%, 8/15/12(4)                                                  2,915          2,966,013
--------------------------------------------------------------------------------------------
                                                                             $    72,680,444
--------------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 1.1%

Belden & Blake Corp., Sr. Notes,
8.75%, 7/15/12(4)                                         $           810    $       878,850
Denbury Resources, Inc., 7.50%, 4/1/13                                135            147,150
El Paso Production Holding Co., 7.75%, 6/1/13                       2,810          2,943,475
Harvest Operations Corp., Sr. Notes,
7.875%, 10/15/11(4)                                                 4,205          4,378,456
Petrobras International Finance Co.,
7.75%, 9/15/14                                                      3,360          3,381,000
Petrobras International Finance, Sr. Notes,
9.125%, 7/2/13                                                      1,925          2,107,875
--------------------------------------------------------------------------------------------
                                                                             $    13,836,806
--------------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 2.7%

Ainsworth Lumber, Sr. Notes, 7.25%, 10/1/12(4)            $         2,650    $     2,696,375
Boise Cascade, LLC, Sr. Notes, Variable Rate,
5.005%, 10/15/12(4)                                                 1,845          1,895,738
Boise Cascade, LLC, Sr. Sub. Notes,
7.125%, 10/15/14(4)                                                 2,375          2,490,919
Caraustar Industries, Inc., Sr. Sub. Notes,
9.875%, 4/1/11                                                      5,630          6,136,700
Georgia-Pacific Corp., 9.375%, 2/1/13                               2,445          2,891,213
Georgia-Pacific Corp., 9.50%, 12/1/11                               5,330          6,662,500
Longview Fibre Co., Sr. Sub. Notes,
10.00%, 1/15/09                                                     2,495          2,750,738
MDP Acquisitions/JSG Funding PLC, Sr. Notes,
9.625%, 10/1/12                                                     4,325          4,952,125
Newark Group, Inc., Sr. Sub. Notes,
9.75%, 3/15/14(4)                                                   4,575          4,780,875
--------------------------------------------------------------------------------------------
                                                                             $    35,257,183
--------------------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 0.8%

Merrill Corp., Series A, (PIK), 12.00%, 5/1/09            $         1,780    $     1,896,157
Merrill Corp., Series B, (PIK), 12.00%, 5/1/09                      8,212          8,745,304
Xerox Corp., Sr. Notes, 7.125%, 6/15/10                                55             59,813
--------------------------------------------------------------------------------------------
                                                                             $    10,701,274
--------------------------------------------------------------------------------------------

PRINTING OR PUBLISHING-DIVERSIFICATION -- 1.2%

Hollinger Participation Trust, Sr. Notes, (PIK),
12.125%, 11/15/10(4)                                      $        12,990    $    15,912,995
--------------------------------------------------------------------------------------------
                                                                             $    15,912,995
--------------------------------------------------------------------------------------------

PUBLISHING -- 1.9%

Advertising Direct Solutions, Sr. Notes,
9.25%, 11/15/12(4)                                        $         1,055    $     1,106,431
American Media Operations, Inc., Series B,
10.25%, 5/1/09                                                      5,229          5,529,668
CanWest Media, Inc., Sr. Sub. Notes,
10.625%, 5/15/11                                                    5,310          6,026,850
CBD Media, Inc., Sr. Sub. Notes, 8.625%, 6/1/11                     1,615          1,699,788
Houghton Mifflin Co., Sr. Sub. Notes,
9.875%, 2/1/13                                                      3,750          4,087,500
Liberty Group Operating, 9.375%, 2/1/08                             4,065          4,115,813
Primedia, Inc., 8.875%, 5/15/11                                     2,310          2,419,725
--------------------------------------------------------------------------------------------
                                                                             $    24,985,775
--------------------------------------------------------------------------------------------

RECYCLING -- 0.1%

IMCO Recycling, Sr. Notes, 9.00%, 11/15/14(4)             $         1,315    $     1,315,000
--------------------------------------------------------------------------------------------
                                                                             $     1,315,000
--------------------------------------------------------------------------------------------

REITS -- 0.2%

CB Richard Ellis Services, Inc., Sr. Notes,
9.75%, 5/15/10                                            $         1,248    $     1,428,960
Omega Healthcare Investors, Inc., Sr. Notes,
7.00%, 4/1/14(4)                                                    1,340          1,380,200
--------------------------------------------------------------------------------------------
                                                                             $     2,809,160
--------------------------------------------------------------------------------------------

RETAIL -- 0.7%

Jafra Cosmetics International, 10.75%, 5/15/11            $         1,935    $     2,215,575
PCA LLC/PCA Finance Corp., Sr. Notes,
11.875%, 8/1/09                                                     6,511          6,218,005
--------------------------------------------------------------------------------------------
                                                                             $     8,433,580
--------------------------------------------------------------------------------------------

RETAIL-APPAREL -- 0.3%

Mothers Work, Inc., 11.25%, 8/1/10                        $         3,495    $     3,372,675
--------------------------------------------------------------------------------------------
                                                                             $     3,372,675
--------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
RETAIL-FOOD AND DRUG -- 1.2%

General Nutrition Centers, Sr. Sub. Notes,
8.50%, 12/1/10(4)                                         $         1,380    $     1,397,250
Jean Coutu Group, Inc., Sr. Sub. Notes,
8.50%, 8/1/14(4)                                                    9,310          9,542,750
Pierre Foods, Inc., Sr. Sub. Notes,
9.875%, 7/15/12(4)                                                  3,900          3,978,000
--------------------------------------------------------------------------------------------
                                                                             $    14,918,000
--------------------------------------------------------------------------------------------

RETAIL-SPECIALTY -- 0.2%

Home Interiors & Gifts, Inc., 10.025%, 6/1/08             $         2,620    $     2,266,300
--------------------------------------------------------------------------------------------
                                                                             $     2,266,300
--------------------------------------------------------------------------------------------

RETAIL-TRUCK STOP -- 0.2%

Petro Stopping Centers LP/Petro Financial Corp.,
Sr. Notes, 9.00%, 2/15/12                                 $         2,055    $     2,209,125
--------------------------------------------------------------------------------------------
                                                                             $     2,209,125
--------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 2.0%

Advanced Micro Devices, Inc., Sr. Notes,
7.75%, 11/1/12(4)                                         $         9,745    $     9,818,088
AMI Semiconductor, Inc., Sr. Sub. Notes,
10.75%, 2/1/13                                                      2,884          3,395,910
Amkor Technologies, Inc., 5.75%, 6/1/06                             1,315          1,255,825
Amkor Technologies, Inc., Sr. Notes,
7.125%, 3/15/11                                                     1,985          1,721,988
Amkor Technologies, Inc., Sr. Notes,
7.75%, 5/15/13                                                     10,470          9,082,725
--------------------------------------------------------------------------------------------
                                                                             $    25,274,536
--------------------------------------------------------------------------------------------

SERVICES -- 0.1%

Allied Security Escrow, Sr. Sub. Notes,
11.375%, 7/15/11(4)                                       $           810    $       854,550
--------------------------------------------------------------------------------------------
                                                                             $       854,550
--------------------------------------------------------------------------------------------

SERVICES-MOVERS -- 0.3%

Amerco, Inc., 9.00%, 3/15/09                              $         3,725    $     3,948,500
--------------------------------------------------------------------------------------------
                                                                             $     3,948,500
--------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 1.8%

Inmarsat Finance PLC, 7.625%, 6/30/12                     $         6,596    $     6,694,940
Nortel Networks Ltd., 4.25%, 9/1/08                                14,280         13,798,050
Nortel Networks Ltd., 6.125%, 2/15/06                     $         2,530    $     2,599,575
--------------------------------------------------------------------------------------------
                                                                             $    23,092,565
--------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 0.4%

PanAmSat Corp., Sr. Notes, 9.00%, 8/15/14(4)              $         5,315    $     5,660,475
--------------------------------------------------------------------------------------------
                                                                             $     5,660,475
--------------------------------------------------------------------------------------------

TOBACCO -- 0.2%

North Atlantic Trading Co., Sr. Notes, 9.25%, 3/1/12      $         2,285    $     2,227,875
--------------------------------------------------------------------------------------------
                                                                             $     2,227,875
--------------------------------------------------------------------------------------------

TRANSPORTATION -- 0.7%

Horizon Lines, LLC, 9.00%, 11/1/12(4)                     $         2,835    $     3,079,519
OMI Corp., Sr. Notes, 7.625%, 12/1/13                               4,005          4,250,306
Petroleum Helicopters, Series B, 9.375%, 5/1/09                       220            238,975
Quality Distribution LLC/QD Capital Corp.,
9.00%, 11/15/10(4)                                                  1,145          1,072,006
--------------------------------------------------------------------------------------------
                                                                             $     8,640,806
--------------------------------------------------------------------------------------------

UTILITIES -- 1.7%

Illinois Power, 7.50%, 6/15/09                            $         1,760    $     2,020,017
National Waterworks, Inc., Series B, 10.50%, 12/1/12                2,925          3,297,938
Northwestern Corp., Sr. Notes, 5.875%, 11/1/14(4)                     525            544,031
NRG Energy, Inc., Sr. Notes, 8.00%, 12/15/13(4)                     5,475          6,056,719
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10               6,490          8,209,850
Reliant Energy, Inc., 9.25%, 7/15/10                                1,200          1,338,000
--------------------------------------------------------------------------------------------
                                                                             $    21,466,555
--------------------------------------------------------------------------------------------

UTILITY-ELECTRIC POWER GENERATION -- 3.7%

AES Corp., 10.00%, 7/15/05(4)                             $         1,417    $     1,437,774
AES Corp., Sr. Notes, 8.75%, 6/15/08                                5,550          6,146,625
AES Corp., Sr. Notes, 8.75%, 5/15/13(4)                             3,535          4,100,600
AES Corp., Sr. Notes, 8.875%, 2/15/11                                 457            528,406
AES Corp., Sr. Notes, 9.00%, 5/15/15(4)                             1,585          1,854,450
AES Corp., Sr. Notes, 9.375%, 9/15/10                               3,519          4,134,825
AES Corp., Sr. Sub. Notes, 8.50%, 11/1/07                           3,305          3,412,413
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17                      2,596          2,922,198
Calpine Corp., 8.75%, 7/15/13(4)                                    5,645          4,120,850
Calpine Corp., Sr. Notes, 7.625%, 4/15/06                           6,935          6,484,225
Calpine Corp., Sr. Notes, 8.25%, 8/15/05                            6,505          6,391,163
Calpine Corp., Sr. Notes, 8.50%, 7/15/10(4)                         2,205          1,631,700
Calpine Corp., Sr. Notes, 8.75%, 7/15/07                              550            396,000

                        See notes to financial statements

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
UTILITY-ELECTRIC POWER GENERATION (CONTINUED)

Calpine Corp., Sr. Notes, 10.50%, 5/15/06                 $         1,060    $     1,009,650
Mission Energy Holding Co., 13.50%, 7/15/08                         2,515          3,200,338
--------------------------------------------------------------------------------------------
                                                                             $    47,771,217
--------------------------------------------------------------------------------------------

WASTE MANAGEMENT -- 0.5%

Allied Waste Industries, Series B, 9.25%, 9/1/12          $           305    $       330,925
Waste Services, Inc., Sr. Sub. Notes,
9.50%, 4/15/14(4)                                                   6,150          5,811,750
--------------------------------------------------------------------------------------------
                                                                             $     6,142,675
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 6.1%

AirGate PCS, Inc., Sr. Notes, Variable Rate,
5.85%, 10/15/11(4)                                        $         1,350    $     1,390,500
American Tower Corp., Sr. Notes,
9.375%, 2/1/09                                                      4,298          4,566,625
Centennial Cellular Operating Co., LLC,
Sr. Sub. Notes, 10.75%, 12/15/08                                      830            867,350
Centennial Cellular Operating Co./Centennial
Communications Corp., Sr. Notes,
10.125%, 6/15/13                                                   12,265         13,368,850
Crown Castle International Corp., Sr. Disc. Notes,
11.25%, 8/1/11                                                      1,465          1,540,081
Crown Castle International Corp., Sr. Notes,
10.75%, 8/1/11                                                        315            350,438
Dobson Cellular Systems, Inc., Variable Rate,
6.95%, 11/1/11(4)                                                   1,315          1,357,738
IWO Holdings, Inc., 14.00%, 1/15/11(3)                              7,490          3,333,050
LCI International, Inc., Sr. Notes,
7.25%, 6/15/07                                                      7,595          7,006,388
Nextel Communications, Inc., Sr. Notes,
7.375%, 8/1/15                                                        420            468,300
Nextel Partners, Inc., Sr. Notes,
12.50%, 11/15/09                                                    3,698          4,248,078
Ono Finance PLC, Sr. Notes,
14.00%, 7/15/10                                           EUR       1,840          2,598,035
Ono Finance PLC, Sr. Notes,
14.00%, 2/15/11                                                     3,672          4,241,160
Ono Finance PLC, Sr. Notes,
14.00%, 2/15/11                                           EUR       1,935          2,701,405
PTC International Finance II SA,
11.25%, 12/1/09                                           EUR       3,010          4,072,188
SBA Telecommunications, Sr. Disc. Notes,
9.75%, (0.00% until 2007), 12/15/11                                 3,170          2,686,575
Telemig Celular SA/Amazonia Celular SA,
8.75%, 1/20/09(4)                                                   2,030          2,030,000
TSI Telecommunication, Series B, 12.75%, 2/1/09           $         1,605    $     1,805,625
UbiquiTel Operating Co., Sr. Notes, 9.875%, 3/1/11                  3,335          3,626,813
US Unwired, Inc., Series B, 10.00%, 6/15/12                         4,655          5,062,313
Western Wireless Corp., Sr. Notes, 9.25%, 7/15/13                  10,310         11,031,700
--------------------------------------------------------------------------------------------
                                                                             $    78,353,212
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS -- 1.0%

Alamosa Delaware, Inc., Sr. Disc. Notes,
12.00%, (0.00% until 2005), 7/31/09                       $         1,625    $     1,738,750
Alamosa Delaware, Inc., Sr. Notes,
8.50%, 1/31/12                                                      2,105          2,241,825
Alamosa Delaware, Inc., Sr. Notes,
11.00%, 7/31/10                                                     2,790          3,278,250
New Skies Satellites NV, Sr. Notes, Variable Rate,
7.438%, 11/1/11(4)                                                  2,525          2,569,188
New Skies Satellites NV, Sr. Sub. Notes,
9.125%, 11/1/12(4)                                                  3,365          3,457,538
--------------------------------------------------------------------------------------------
                                                                             $    13,285,551
--------------------------------------------------------------------------------------------

WIRELINE COMMUNICATION SERVICES -- 1.0%

Qwest Capital Funding, Inc., 7.00%, 8/3/09                $         1,160    $     1,110,700
Qwest Capital Funding, Inc., 7.75%, 8/15/06                         1,885          1,946,263
Qwest Capital Funding, Inc., 7.90%, 8/15/10                           880            855,800
Qwest Services Corp., 14.00%, 12/15/10(4)                           7,290          8,693,325
U.S. West Communications, Debs.,
7.20%, 11/10/26                                                       585            523,575
--------------------------------------------------------------------------------------------
                                                                             $    13,129,663
--------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS & NOTES
   (IDENTIFIED COST $1,084,269,500)                                          $ 1,151,304,368
--------------------------------------------------------------------------------------------

CONVERTIBLE BONDS-- 0.2%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
Kerzner International Ltd., 2.375%, 4/15/24(4)            $         2,720    $     2,900,200
--------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (IDENTIFIED COST, $2,720,000)                                             $     2,900,200
--------------------------------------------------------------------------------------------

                        See notes to financial statements

COMMON STOCKS -- 1.0%

SECURITY                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------
BROADCASTING AND CABLE -- 0.5%

Telewest Global, Inc.(5)                                          454,409    $     5,589,231
--------------------------------------------------------------------------------------------
                                                                             $     5,589,231
--------------------------------------------------------------------------------------------

CHEMICALS -- 0.0%

Texas Petrochemicals, Inc.(5)(6)                                   31,074    $       321,616
--------------------------------------------------------------------------------------------
                                                                             $       321,616
--------------------------------------------------------------------------------------------

LODGING AND GAMING -- 0.0%

Peninsula Gaming LLC, Convertible Preferred
Membership Interests(5)(7)                                         25,351    $       152,107
--------------------------------------------------------------------------------------------
                                                                             $       152,107
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 0.5%

Crown Castle International Corp.(5)                                26,415    $       404,413
NTL, Inc.(5)                                                       85,015          5,654,348
--------------------------------------------------------------------------------------------
                                                                             $     6,058,761
--------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $10,625,118)                                             $    12,121,715
--------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.9%

SECURITY                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------
OIL AND GAS-EQUIPMENT AND SERVICES -- 0.3%

Chesapeake Energy Corp.                                            11,225    $     1,310,518
Williams Holdings of Delaware(4)                                   45,592          3,316,818
--------------------------------------------------------------------------------------------
                                                                             $     4,627,336
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 0.6%

Crown Castle International Corp., (PIK)                           152,605    $     7,286,889
--------------------------------------------------------------------------------------------
                                                                             $     7,286,889
--------------------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS
   (IDENTIFIED COST $10,133,153)                                             $    11,914,225
--------------------------------------------------------------------------------------------

WARRANTS -- 0.1%

SECURITY                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------
EXERCISE EQUIPMENT -- 0.0%

HF Holdings, Inc., Exp. 9/27/09(5)(6)                              13,600    $             0
--------------------------------------------------------------------------------------------
                                                                             $             0
--------------------------------------------------------------------------------------------

MANUFACTURING -- 0.0%

Mueller Holdings, Inc., Exp. 4/15/14(4)(5)                          2,325    $       140,663
--------------------------------------------------------------------------------------------
                                                                             $       140,663
--------------------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 0.0%

Merrill Corp., Class A, Exp. 1/1/10(5)(6)                           9,547    $             0
--------------------------------------------------------------------------------------------
                                                                             $             0
--------------------------------------------------------------------------------------------

RESTAURANTS -- 0.0%

New World Coffee, Exp. 6/15/06(5)(7)                                1,244    $            13
--------------------------------------------------------------------------------------------
                                                                             $            13
--------------------------------------------------------------------------------------------

SEMICONDUCTORS -- 0.0%

Asat Finance, Exp. 11/1/06(4)(5)(6)                                 5,660    $        13,131
--------------------------------------------------------------------------------------------
                                                                             $        13,131
--------------------------------------------------------------------------------------------

TRANSPORTATION -- 0.0%

Quality Distribution, Inc., Exp.1/15/07(5)(6)                       3,266    $        13,652
--------------------------------------------------------------------------------------------
                                                                             $        13,652
--------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 0.1%

American Tower Corp., Exp. 8/1/08(4)(5)                             5,070    $     1,067,235
Ono Finance PLC, Exp. 3/16/11(4)(5)(6)                              3,370                  0
Ono Finance PLC, Exp. 5/31/09(5)(6)                                 9,690                  0
Ono Finance PLC, Exp. 5/31/09(5)(6)                                 3,390                  0
--------------------------------------------------------------------------------------------
                                                                             $     1,067,235
--------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $1,182,468)                                              $     1,234,694
--------------------------------------------------------------------------------------------

                        See notes to financial statements

COMMERCIAL PAPER -- 6.0%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
Barton Capital Corp., 1.77%, 11/3/04                      $        25,000    $    24,997,542
Cafco LLC, 1.82%, 11/22/04                                         25,000         24,973,458
General Electric Capital Corp., 1.77%, 11/2/04                     26,710         26,707,373
--------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $ 76,678,373)                                         $    76,678,373
--------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------------------
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                            $        19,793    $    19,793,000
--------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $19,793,000)                                          $    19,793,000
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.2%
   (IDENTIFIED COST $1,211,222,741)                                          $ 1,281,202,972
--------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.8%                                       $    10,769,647
--------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                         $ 1,291,972,619
--------------------------------------------------------------------------------------------

Note: The Portfolio has made commitments to fund specified amounts under certain existing credit arrangements. Pursuant to the terms of those arrangements, the Portfolio had unfunded loan commitments of $16,000,000 as of October 31, 2004.

EUR - Euro

PIK - Payment In Kind.

(1) Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the Senior Loan facility.

(2) Interest rates are periodically predetermined by a reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks or (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR).

(3)  Defaulted security.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate value of the securities is $ 397,383,549 or 30.8% of the Portfolio's net assets.

(5)  Non-income producing security.

(6) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)  Restricted security.

                        See notes to financial statements

HIGH INCOME PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $1,211,222,741)                       $      1,281,202,972
Receivable for investments sold                                                         17,494,411
Interest and dividends receivable                                                       26,238,673
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $      1,324,936,056
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                             $         32,843,770
Due to bank                                                                                 17,092
Payable for open forward foreign currency contracts                                          7,179
Payable to affiliate for Trustees' fees                                                      1,698
Accrued expenses                                                                            93,698
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $         32,963,437
--------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                     $      1,291,972,619
--------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                       $      1,221,966,322
Net unrealized appreciation (computed on the basis of identified cost)                  70,006,297
--------------------------------------------------------------------------------------------------
TOTAL                                                                         $      1,291,972,619
--------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Interest                                                                      $        109,852,320
Dividends                                                                                1,827,686
Miscellaneous                                                                            1,056,359
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       $        112,736,365
--------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                        $          6,712,303
Trustees' fees and expenses                                                                 24,784
Custodian fee                                                                              338,359
Legal and accounting services                                                               73,434
Miscellaneous                                                                               37,822
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $          7,186,702
--------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                 $              1,700
--------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                      $              1,700
--------------------------------------------------------------------------------------------------

NET EXPENSES                                                                  $          7,185,002
--------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                         $        105,551,363
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                            $         13,564,417
   Foreign currency and forward foreign currency exchange
      contract transactions                                                               (317,822)
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $         13,246,595
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                        $         27,587,847
   Foreign currency and forward foreign currency exchange contracts                        (50,989)
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $         27,536,858
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $         40,783,453
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $        146,334,816
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                           YEAR ENDED              YEAR ENDED
IN NET ASSETS                                                                 OCTOBER 31, 2004        OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                                      $        105,551,363    $        103,905,446
   Net realized gain from investments,
        foreign currency and forward
        foreign currency exchange
        contract transactions                                                           13,246,595              26,267,616
   Net change in unrealized
        appreciation (depreciation) from
        investments, foreign currency and
        forward foreign currency
        exchange contracts                                                              27,536,858             174,501,253
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $        146,334,816    $        304,674,315
--------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                              $        289,846,419    $        225,082,542
   Withdrawals                                                                        (308,251,669)           (255,366,876)
--------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                                       $        (18,405,250)   $        (30,284,334)
--------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                    $        127,929,566    $        274,389,981
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                          $      1,164,043,053    $        889,653,072
--------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                $      1,291,972,619    $      1,164,043,053
--------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                            YEAR ENDED OCTOBER 31,
                                                          ----------------------------------------------------------
                                                          2004               2003                  2002(1)
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                          0.59%              0.66%                   0.64%
   Expenses after custodian fee reduction                            0.59%              0.66%                   0.64%
   Net investment income                                             8.61%             10.04%                  10.38%
Portfolio Turnover                                                     80%               122%                     88%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                     12.79%             34.76%                  (4.36)%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                 $     1,291,973    $     1,164,043       $         889,653
--------------------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED OCTOBER 31,             YEAR ENDED
                                                          ----------------------------------       MARCH 31,
                                                          2001               2000(2)               2000
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                          0.67%              0.67%(3)                0.64%
   Expenses after custodian fee reduction                            0.67%              0.67%(3)                0.64%
   Net investment income                                            11.96%             11.46%(3)               10.54%
Portfolio Turnover                                                     83%                41%                    113%
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                        --                 --                      --
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                 $     1,186,751    $     1,163,806       $       1,184,998
--------------------------------------------------------------------------------------------------------------------

(1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.59% to 10.38%. Ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2)  For the seven-month period ended October 31, 2000.
(3)  Annualized.
(4) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

HIGH INCOME PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004 Eaton Vance High Income Fund, Eaton Vance Floating-Rate High Income Fund and Eaton Vance Strategic Income Fund held an approximate 68.3%, 19.8% and 5.6% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATIONS -- Investments listed on securities exchanges are valued at closing sale prices. Investments listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. The Portfolio also invests in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly owned subsidiary of Eaton Vance Management
     (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by section 2(a)(41).

     B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

     C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

     E FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

     H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

     I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

     J OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee is earned by BMR, a wholly-owned subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended October 31, 2004, the fee was equivalent to 0.55% of the Portfolio's average daily net assets and amounted to $6,712,303. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

3    INVESTMENTS

     The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $934,733,398 and $938,635,665, respectively, for the year ended October 31, 2004.

4    LINE OF CREDIT

     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

5    OVERDRAFT ADVANCES

     Pursuant to the custodian agreement between the Portfolio and Investors Bank & Trust (the Bank), the Bank may in its discretion advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay the Bank at the current rate of interest charged by the Bank for secured loans (currently, a rate above the federal funds rate). This obligation is payable on demand to the Bank. At October 31, 2004, the Portfolio's payment due to the Bank pursuant to the foregoing arrangement was $17,092.

6    FINANCIAL INSTRUMENTS

     The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2004 is as follows:

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
    ----------------------------------------------------------------------------
    SALES
    ----------------------------------------------------------------------------
                                         IN EXCHANGE FOR        NET UNREALIZED
    SETTLEMENT DATE(S)     DELIVER       (IN U.S. DOLLARS)      DEPRECIATION
    ----------------------------------------------------------------------------
    11/29/04               Euro
                           7,621,26      $       9,686,630      $         (7,179)
    ----------------------------------------------------------------------------
                                         $       9,686,630      $         (7,179)
    ----------------------------------------------------------------------------

     At October 31, 2004, the Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

7    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004 as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                      $   1,213,847,961
     -----------------------------------------------------
     Gross unrealized appreciation       $      89,941,174
     Gross unrealized depreciation             (22,586,163)
     -----------------------------------------------------
     NET UNREALIZED APPRECIATION         $      67,355,011
     -----------------------------------------------------

8    RESTRICTED SECURITIES

     At October 31, 2004, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                    DATE OF
     DESCRIPTION                    ACQUISITION   SHARES/FACE   COST    FAIR VALUE
     -----------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS
     -----------------------------------------------------------------------------
     New World Coffee,
       Warrants, Exp.
       6/15/06                      9/15/02 -        1,244      $    0  $       13
                                    7/15/02
                                    9/30/02

     Peninsula Gaming LLC,
       Convertible Preferred
       Membership Interests         7/08/99         25,351           0     152,107
     -----------------------------------------------------------------------------
                                                                $    0  $  152,120
     -----------------------------------------------------------------------------

HIGH INCOME PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF HIGH INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of October 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the years in the five year period then ended, and the period ended March 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the High Income Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE HIGH INCOME FUND as of October 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the federal tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

EATON VANCE HIGH INCOME FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                                      POSITION(S)             TERM OF
                                       WITH THE              OFFICE AND
   NAME AND                         TRUST AND THE            LENGTH OF                        PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH                         PORTFOLIO              SERVICE                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                     Trustee       Trustee of the Trust since     Chairman, President and Chief Executive
James B. Hawkes                                        1991; of the Portfolio       Officer of BMR, EVC, EVM and EV;
11/9/41                                                      since 1992             Director of EV; Vice President and
                                                                                    Director of EVD. Trustee and/or officer
                                                                                    of 192 registered investment companies
                                                                                    in the Eaton Vance Fund Complex. Mr.
                                                                                    Hawkes is an interested person because
                                                                                    of his positions with BMR, EVM, EVC and
                                                                                    EV, which are affiliates of the Trust
                                                                                    and the Portfolio.

NONINTERESTED TRUSTEE(S)
Samuel L. Hayes, III                   Trustee       Trustee of the Trust since     Jacob H. Schiff Professor of Investment
2/23/35                                                1986; of the Portfolio       Banking Emeritus, Harvard University
                                                             since 1993             Graduate School of Business
                                                                                    Administration.

William H. Park                        Trustee              Since 2003              President and Chief Executive Officer,
9/19/47                                                                             Prizm Capital Management, LLC
                                                                                    (investment management firm) (since
                                                                                    2002). Executive Vice President and
                                                                                    Chief Financial Officer, United Asset
                                                                                    Management Corporation (a holding
                                                                                    company owning institutional investment
                                                                                    management firms) (1982-2001).

Ronald A. Pearlman                     Trustee              Since 2003              Professor of Law, Georgetown University
7/10/40                                                                             Law Center (since 1999). Tax Partner
                                                                                    Covington & Burling, Washington, DC
                                                                                    (1991-2000).

Norton H. Reamer                       Trustee       Trustee of the Trust since     President, Chief Executive Officer and a
9/21/35                                                1984; of the Portfolio       Director of Asset Management Finance
                                                             since 1993             Corp. (a specialty finance company
                                                                                    serving the investment management
                                                                                    industry) (since October 2003).
                                                                                    President, Unicorn Corporation (an
                                                                                    investment and financial advisory
                                                                                    services company) (since September
                                                                                    2000). Formerly, Chairman, Hellman,
                                                                                    Jordan Management Co., Inc. (an
                                                                                    investment management company)
                                                                                    (2000-2003). Formerly, Advisory Director
                                                                                    of Berkshire Capital Corporation
                                                                                    (investment banking firm) (2002-2003).
                                                                                    Formerly Chairman of the Board, United
                                                                                    Asset Management Corporation (a holding
                                                                                    company owning institutional investment
                                                                                    management firms) and Chairman,
                                                                                    President and Director, UAM Funds
                                                                                    (mutual funds) (1980-2000).

Lynn A. Stout                          Trustee              Since 1998              Professor of Law, University of
9/14/57                                                                             California at Los Angeles School of Law
                                                                                    (since July 2001). Formerly, Professor
                                                                                    of Law, Georgetown University Law
                                                                                    Center.

                                 NUMBER OF PORTFOLIOS
                                    IN FUND COMPLEX
   NAME AND                           OVERSEEN BY
 DATE OF BIRTH                         TRUSTEE(1)                      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                     192                                 Director of EVC
James B. Hawkes
11/9/41

NONINTERESTED TRUSTEE(S)
Samuel L. Hayes, III                   192                Director of Tiffany & Co. (specialty retailer) and
2/23/35                                                    Telect, Inc. (telecommunication services company)

William H. Park                        192                                      None
9/19/47

Ronald A. Pearlman                     192                                      None
7/10/40

Norton H. Reamer                       192                                      None
9/21/35

Lynn A. Stout                          192                                      None
9/14/57

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                POSITION(S)             TERM OF
                                 WITH THE              OFFICE AND
   NAME AND                    TRUST AND THE            LENGTH OF              PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH                   PORTFOLIO               SERVICE               DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of the Trust      Since 2002      Executive Vice President of EVM, BMR,
5/31/58                                                                EVC and EV; Chief Investment Officer of
                                                                       EVM and BMR and Director of EVC. Chief
                                                                       Executive Officer of Belair Capital Fund
                                                                       LLC, Belcrest Capital Fund LLC, Belmar
                                                                       Capital Fund LLC, Belport Capital Fund
                                                                       LLC and Belrose Capital Fund LLC
                                                                       (private investment companies sponsored
                                                                       by EVM). Officer of 55 registered
                                                                       investment companies managed by EVM or
                                                                       BMR.

William H. Ahern, Jr.        Vice President of         Since 1995      Vice President of EVM and BMR. Officer
7/28/59                          the Trust                             of 78 registered investment companies
                                                                       managed by EVM or BMR.

Thomas J. Fetter             Vice President of         Since 1997      Vice President of EVM and BMR. Officer
8/20/43                          the Trust                             of 124 registered investment companies
                                                                       managed by EVM or BMR.

Thomas P. Huggins          Vice President of the       Since 2000      Vice President of EVM and BMR. Officer
3/7/66                           Portfolio                             of 7 registered investment companies
                                                                       managed by EVM or BMR.

Michael R. Mach              Vice President of         Since 1999      Vice President of EVM and BMR.
7/15/47                          the Trust                             Previously, Managing Director and Senior
                                                                       Analyst for Robertson Stephens
                                                                       (1998-1999). Officer of 28 registered
                                                                       investment companies managed by EVM or
                                                                       BMR.

Robert B. MacIntosh          Vice President of         Since 1998      Vice President of EVM and BMR. Officer
1/22/57                          the Trust                             of 124 registered investment companies
                                                                       managed by EVM or BMR.

Duncan W. Richardson         Vice President of         Since 2001       Senior Vice President and Chief Equity
10/26/57                         the Trust                              Investment Officer of EVM and BMR.
                                                                        Officer of 44 registered investment
                                                                        companies managed by EVM or BMR.

Walter A. Row, III           Vice President of         Since 2001      Director of Equity Research and a Vice
7/20/57                          the Trust                             President of EVM and BMR. Officer of 24
                                                                       registered investment companies managed
                                                                       by EVM or BMR.

Judith A. Saryan             Vice President of         Since 2003      Vice President of EVM and BMR.
8/21/54                          the Trust                             Previously, Portfolio Manager and Equity
                                                                       Analyst for State Street Global Advisers
                                                                       (1980-1999). Officer of 27 registered
                                                                       investment companies managed by EVM or
                                                                       BMR.

Susan Schiff                 Vice President of         Since 2002      Vice President of EVM and BMR. Officer
3/13/61                          the Trust                             of 27 registered investment companies
                                                                       managed by EVM or BMR.

Michael W. Weilheimer         President of the         Since 2002(2)   Vice President of EVM and BMR. Officer
2/11/61                          Portfolio                             of 10 registered investment companies
                                                                       managed by EVM or BMR.

Alan R. Dynner                    Secretary            Since 1997      Vice President, Secretary and Chief
10/10/40                                                               Legal Officer of BMR, EVM, EVD, EV and
                                                                       EVC. Officer of 192 registered
                                                                       investment companies managed by EVM or
                                                                       BMR.

Barbara E. Campbell             Treasurer of           Since 2002(2)   Vice President of EVM and BMR. Officer
6/19/57                        the Portfolio                           of 192 registered investment companies
                                                                       managed by EVM or BMR.

James L. O'Connor          Treasurer of the Trust      Since 1989      Vice President of BMR, EVM and EVD.
4/1/45                                                                 Officer of 114 registered investment
                                                                       companies managed by EVM or BMR.

Paul M. O'Neil                     Chief               Since 2004      Vice President of EVM and BMR. Officer
7/11/53                      Compliance Officer                        of 192 registered investment companies
                                                                       managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Weilheimer served as Vice President of the Portfolio since 1995 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 1993.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                   INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                  ADMINISTRATOR OF EATON VANCE HIGH INCOME FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022



                          EATON VANCE HIGH INCOME FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
       CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE
      THROUGH YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY
            BEFORE YOU INVEST OR SEND MONEY. FOR FURTHER INFORMATION
                           PLEASE CALL 1-800-225-6265.

446-12/04                                                                  HISRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE LOW DURATION FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE LOW DURATION FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF SUSAN SCHIFF]
Susan Schiff
Co-Portfolio Manager

[PHOTO OF CHRISTINE JOHNSTON]
Christine Johnston
Co-Portfolio Manager

THE FUND

PERFORMANCE FOR THE PERIOD ENDED OCTOBER 31, 2004

- The Fund's fiscal year-end has been changed from December 31 to October 31. The Fund's Class A shares had a total return of 1.22% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in net asset value per share (NAV) to $9.42 on October 31, 2004 from $9.59 on December 31, 2003, and the reinvestment of $0.285 in dividends.

- The Fund's Class B shares had a total return of 0.58% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in NAV to $9.42 on October 31, 2004 from $9.59 on December 31, 2003, and the reinvestment of $0.225 in dividends.

- The Fund's Class C shares had a total return of 0.71% during the period from December 31, 2003 through October 31, 2004.(1) This return resulted from a decrease in NAV to $9.42 on October 31, 2004 from $9.59 on December 31, 2003, and the reinvestment of $0.237 in dividends.

- In comparison, the Merrill Lynch 1-3 Year Treasury Index had a total return of 1.20% during the period from December 31, 2003 through October 31, 2004.(2)

   RECENT FUND DEVELOPMENTS

- Low Duration Fund seeks total return, an objective it pursues primarily through investments in investment-grade, fixed-income securities with a dollar-weighted average duration of not more than 3 years. The Fund's average duration was 1.08 years at October 31, 2004.

- The Fund was primarily invested in three market sectors: mortgage-backed securities, (including fixed-and floating-rate collateralized mortgage obligations) - 62% of total investments, as of October 31, 2004; asset-backed commercial paper and other short-term investments, 29% of total investments, as of October 31, 2004; and senior floating-rate loans, 9% of total investments, as of October 31, 2004. Concentration on these sectors was achieved through investments in Government Obligations Portfolio, Investment Portfolio and Floating-Rate Portfolio.

- Yield spreads for seasoned mortgage-backed securities narrowed in 2004, as prepayment rates declined. While the decline in prepayment rates was substanttial, the rate of decline was below expectations. Money market returns, achieved through the Fund's investments in asset-backed commercial paper, edged higher in 2004 in response to actions taken by the Federal Reserve to raise its benchmark Federal Funds rate. Floating-rate loans have also benefited from the Federal Reserve's actions, producing rising income returns, as they enjoy reset provisions that adjust loan rates to reflect changes in overall rate conditions.

- The Fund did not have investments in corporate bonds at October 31, 2004, although it retains that option. Corporate bond spreads narrowed to a level where, in the view of management, the risk/reward balance suggested caution. In the event that market conditions change, the Fund has the flexibility to participate in the corporate bond and asset-backed markets.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 2.25% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graph compares the performance of each class of the Fund with that of the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index of short-term, U.S. Treasury securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each Class and in the Merrill Lynch 1-3 Year Treasury Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE(1)                                                                        CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One year                                                                                 1.53%         0.76%         0.91%
Life of Fund+                                                                            0.91          0.15          0.30

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One year                                                                                -0.74%        -2.18%        -0.07%
Life of Fund+                                                                           -0.18         -0.76          0.30

+Inception Dates - Class A: 9/30/02; Class B: 9/30/02; Class C:9/30/02

(1) AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 2.25% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
     (CDSC) FOR CLASS B AND CLASS C SHARES. IF SALES CHARGE WAS DEDUCTED, PERFORMANCE WOULD BE REDUCED. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 2.25% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 3% - 1ST YEAR; 2.5% - 2ND YEAR; 2.0% - 3RD YEAR; 1% - 4TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

[CHART]

DIVERSIFICATION BY SECTORS(2)

SENIOR FLOATING-RATE LOANS             9%
MORTGAGE-BACKED SECURITIES            62%
SHORT-TERM INVESTMENTS                29%

(2) As of October 31, 2004, as a percentage of total investments. Holdings subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE LOW DURATION FUND CLASS A VS. MERRILL LYNCH 1-3 YR. TREASURY INDEX*

September 30, 2002 - October 31, 2004

                        EATON VANCE LOW DURATION FUND- A
                               Inception: 9/30/02

DATE           EATON VANCE LOW DURATION FUND CLASS A         FUND INCL. MAXIMUM SALES CHARGE         ML 1- 3 YEAR TREASURY INDEX
--------------------------------------------------------------------------------------------------------------------------------
 9/30/2002                    $  10,000                                  $   9,775                          $    10,000
10/31/2002                    $  10,044                                  $   9,818                          $    10,023
11/30/2002                    $  10,017                                  $   9,792                          $     9,993
12/31/2002                    $  10,091                                  $   9,864                          $    10,087
 1/31/2003                    $  10,083                                  $   9,857                          $    10,085
 2/28/2003                    $  10,113                                  $   9,885                          $    10,127
 3/31/2003                    $  10,115                                  $   9,887                          $    10,146
 4/30/2003                    $  10,136                                  $   9,908                          $    10,165
 5/31/2003                    $  10,169                                  $   9,940                          $    10,203
 6/30/2003                    $  10,150                                  $   9,921                          $    10,219
 7/31/2003                    $  10,049                                  $   9,823                          $    10,163
 8/31/2003                    $  10,028                                  $   9,803                          $    10,170
 9/30/2003                    $  10,100                                  $   9,873                          $    10,262
10/31/2003                    $  10,038                                  $   9,812                          $    10,224
11/30/2003                    $  10,047                                  $   9,821                          $    10,219
12/31/2003                    $  10,068                                  $   9,842                          $    10,278
 1/31/2004                    $  10,089                                  $   9,862                          $    10,299
 2/29/2004                    $  10,119                                  $   9,891                          $    10,348
 3/31/2004                    $  10,140                                  $   9,912                          $    10,381
 4/30/2004                    $  10,086                                  $   9,859                          $    10,280
 5/31/2004                    $  10,075                                  $   9,848                          $    10,271
 6/30/2004                    $  10,104                                  $   9,877                          $    10,270
 7/31/2004                    $  10,134                                  $   9,906                          $    10,307
 8/31/2004                    $  10,164                                  $   9,935                          $    10,379
 9/30/2004                    $  10,161                                  $   9,932                          $    10,369
10/31/2004                    $  10,191                                  $   9,962                          $    10,401

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE LOW DURATION FUND CLASS B VS. MERRILL LYNCH 1-3 YR. TREASURY INDEX*

September 30, 2002 - October 31, 2004

                        EATON VANCE LOW DURATION FUND- B
                               Inception: 9/30/02

DATE          EATON VANCE LOW DURATION FUND CLASS B           FUND VALUE WITH SALES CHARGE           ML 1- 3 YEAR TREASURY INDEX
--------------------------------------------------------------------------------------------------------------------------------
 9/30/2002                 $   10,000                                  $  10,000                                $  10,000
10/31/2002                 $   10,038                                  $  10,038                                $   10023
11/30/2002                 $   10,004                                  $  10,004                                $    9993
12/31/2002                 $   10,072                                  $  10,072                                $   10087
 1/31/2003                 $   10,058                                  $  10,058                                $   10085
 2/28/2003                 $   10,071                                  $  10,071                                $   10127
 3/31/2003                 $   10,067                                  $  10,067                                $   10146
 4/30/2003                 $   10,092                                  $  10,092                                $   10165
 5/31/2003                 $   10,108                                  $  10,108                                $   10203
 6/30/2003                 $   10,093                                  $  10,093                                $   10219
 7/31/2003                 $    9,986                                  $   9,986                                $   10163
 8/31/2003                 $    9,959                                  $   9,959                                $   10170
 9/30/2003                 $   10,024                                  $  10,024                                $   10262
10/31/2003                 $    9,956                                  $   9,956                                $   10224
11/30/2003                 $    9,948                                  $   9,948                                $   10219
12/31/2003                 $    9,973                                  $   9,973                                $   10278
 1/31/2004                 $    9,977                                  $   9,977                                $   10299
 2/29/2004                 $   10,000                                  $  10,000                                $   10348
 3/31/2004                 $   10,014                                  $  10,014                                $   10381
 4/30/2004                 $    9,965                                  $   9,965                                $   10280
 5/31/2004                 $    9,938                                  $   9,938                                $   10271
 6/30/2004                 $    9,970                                  $   9,970                                $   10270
 7/31/2004                 $    9,994                                  $   9,994                                $   10307
 8/31/2004                 $   10,017                                  $  10,017                                $   10379
 9/30/2004                 $   10,008                                  $  10,008                                $   10369
10/31/2004                 $   10,031                                  $  10,031                                $   10401
                               Less 2%                                 $     201
12/31/2003                                                             $   9,830**

** INCLUDING APPLICABLE CDSC

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE LOW DURATION FUND CLASS C VS. MERRILL LYNCH 1-3 YR. TREASURY INDEX*

September 30, 2002 - October 31, 2004

                        EATON VANCE LOW DURATION FUND- C
                               Inception: 9/30/02

DATE           EATON VANCE LOW DURATION FUND CLASS C           ML 1- 3 YEAR TREASURY INDEX
------------------------------------------------------------------------------------------
 9/30/2002                   $  10,000                                 $  10,000
10/31/2002                   $  10,039                                 $  10,023
11/30/2002                   $   9,997                                 $   9,993
12/31/2002                   $  10,066                                 $  10,087
 1/31/2003                   $  10,063                                 $  10,085
 2/28/2003                   $  10,077                                 $  10,127
 3/31/2003                   $  10,074                                 $  10,146
 4/30/2003                   $  10,101                                 $  10,165
 5/31/2003                   $  10,118                                 $  10,203
 6/30/2003                   $  10,104                                 $  10,219
 7/31/2003                   $   9,999                                 $  10,163
 8/31/2003                   $   9,973                                 $  10,170
 9/30/2003                   $  10,039                                 $  10,262
10/31/2003                   $   9,972                                 $  10,224
11/30/2003                   $   9,977                                 $  10,219
12/31/2003                   $   9,992                                 $  10,278
 1/31/2004                   $  10,008                                 $  10,299
 2/29/2004                   $  10,032                                 $  10,348
 3/31/2004                   $  10,037                                 $  10,381
 4/30/2004                   $   9,989                                 $  10,280
 5/31/2004                   $   9,974                                 $  10,271
 6/30/2004                   $   9,997                                 $  10,270
 7/31/2004                   $  10,022                                 $  10,307
 8/31/2004                   $  10,046                                 $  10,379
 9/30/2004                   $  10,038                                 $  10,369
10/31/2004                   $  10,063                                 $  10,401

* SOURCES: THOMSON FINANCIAL; BLOOMBERG, L.P.

  INVESTMENT OPERATIONS COMMENCED 9/30/02. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          EATON VANCE LOW DURATION FUND

                                                     BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                                                            (5/1/04)                (10/31/04)              (5/1/04-10/31/04)
----------------------------------------------------------------------------------------------------------------------------------
Actual
Class A                                                    $ 1,000.00               $ 1,010.45                    $ 6.17
Class B                                                    $ 1,000.00               $ 1,006.64                    $ 9.89
Class C                                                    $ 1,000.00               $ 1,007.37                    $ 9.13

Hypothetical
(5% return per year before expenses)
Class A                                                    $ 1,000.00               $ 1,019.00                    $ 6.19
Class B                                                    $ 1,000.00               $ 1,015.30                    $ 9.93
Class C                                                    $ 1,000.00               $ 1,016.00                    $ 9.17

* Expenses are equal to the Fund's annualized expense ratio of 1.22% for Class A shares, 1.96% for Class B shares and 1.81% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE LOW DURATION FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Investment Portfolio, at value
   (identified cost, $58,425,211)                                  $      58,242,449
Investment in Government Obligations Portfolio, at value
   (identified cost, $20,055,901)                                         19,188,728
Investment in Floating Rate Portfolio, at value
   (identified cost, $9,145,958)                                           9,155,889
Receivable for Fund shares sold                                              266,892
------------------------------------------------------------------------------------
TOTAL ASSETS                                                       $      86,853,958
------------------------------------------------------------------------------------

LIABILITIES

Dividends payable                                                  $          91,015
Payable for Fund shares redeemed                                              31,296
Payable to affiliate for distribution and service fees                        15,095
Payable to affiliate for Trustees' fees                                          220
Accrued expenses                                                              52,247
------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  $         189,873
------------------------------------------------------------------------------------
NET ASSETS                                                         $      86,664,085
------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                    $      95,450,230
Accumulated net realized loss from Portfolios (computed on
   the basis of identified cost)                                          (7,708,682)
Accumulated net investment loss                                              (37,459)
Net unrealized depreciation from Portfolios (computed on the
   basis of identified cost)                                              (1,040,004)
------------------------------------------------------------------------------------
TOTAL                                                              $      86,664,085
------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                         $      38,147,005
SHARES OUTSTANDING                                                         4,049,548
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest
    outstanding)                                                   $            9.42
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 97.75 of $9.42)                                 $            9.64
------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                         $      14,022,350
SHARES OUTSTANDING                                                         1,488,905
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest
     outstanding)                                                  $            9.42
------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                         $      34,494,730
SHARES OUTSTANDING                                                         3,661,726
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest
     outstanding)                                                  $            9.42
------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

                                                       PERIOD ENDED          YEAR ENDED
INVESTMENT INCOME                                      OCTOBER 31, 2004(1)   DECEMBER 31, 2003
----------------------------------------------------------------------------------------------
Interest allocated from Portfolios                          $    2,408,026      $    2,916,298
Dividends allocated from Portfolios                                 13,427                  --
Security lending income allocated from Portfolios                  200,464             193,839
Expenses allocated from Portfolios                                (578,327)           (911,883)
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS                       $    2,043,590      $    2,198,254
----------------------------------------------------------------------------------------------

EXPENSES

Advisory and administration fee                             $      131,456      $      210,568
Trustees' fees and expenses                                          2,383               1,760
Distribution and service fees
   Class A                                                          97,815             168,516
   Class B                                                         127,453             193,065
   Class C                                                         304,014             457,198
Transfer and dividend disbursing agent fees                         79,883             100,005
Registration fees                                                   54,936              83,678
Legal and accounting services                                       33,889              27,470
Custodian fee                                                       23,009              26,354
Printing and postage                                                15,531              10,631
Miscellaneous                                                        3,196               1,431
----------------------------------------------------------------------------------------------
TOTAL EXPENSES                                              $      873,565      $    1,280,676
----------------------------------------------------------------------------------------------
Deduct --
   Reduction of advisory and administration fee             $       92,209      $       25,800
----------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                    $       92,209      $       25,800
----------------------------------------------------------------------------------------------

NET EXPENSES                                                $      781,356      $    1,254,876
----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                       $    1,262,234      $      943,378
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIOS

Net realized gain (loss) --
   Investment transactions (identified cost basis)          $     (111,710)     $     (229,911)
   Financial futures contracts                                    (252,744)           (468,570)
   Swap contracts                                                      327                  --
----------------------------------------------------------------------------------------------
NET REALIZED LOSS                                           $     (364,127)     $     (698,481)
----------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation) --
   Investments (identified cost basis)                      $       40,525      $   (1,448,475)
   Financial futures contracts                                     (14,114)            176,291
   Swap contracts                                                       23                  --
----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)                              $       26,434      $   (1,272,184)
----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                            $     (337,693)     $   (1,970,665)
----------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          $      924,541      $   (1,027,287)
----------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    PERIOD ENDED         YEAR ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                   OCTOBER 31, 2004(1)  DECEMBER 31, 2003  DECEMBER 31, 2002(2)
--------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                              $    1,262,234       $     943,378       $     117,630
   Net realized gain (loss) from investment transactions,
      financial futures contracts and swaps contracts                       (364,127)           (698,481)             29,637
   Net change in unrealized appreciation (depreciation)
      from investments, financial futures contracts and
      swaps contracts                                                         26,434          (1,272,184)            205,746
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                 $      924,541       $  (1,027,287)      $     353,013
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                         $   (1,421,359)      $  (2,576,212)      $     (98,844)
      Class B                                                               (363,491)           (594,040)            (45,318)
      Class C                                                             (1,079,571)         (1,733,870)            (70,001)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   $   (2,864,421)      $  (4,904,122)      $    (214,163)
--------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                         $   13,883,724       $ 108,397,413       $  28,540,099
      Class B                                                              4,784,196          21,510,475          11,001,776
      Class C                                                              5,435,107          69,606,722          18,897,338
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                                870,521           1,611,573              63,570
      Class B                                                                222,589             384,597              34,748
      Class C                                                                646,755           1,031,021              47,096
   Cost of shares redeemed
      Class A                                                            (41,096,625)        (70,522,597)         (1,648,538)
      Class B                                                             (6,621,592)        (14,266,314)           (332,467)
      Class C                                                            (25,854,783)        (31,632,195)           (597,685)
   Net asset value of shares exchanged
      Class A                                                              1,636,117                  --                  --
      Class B                                                             (1,636,117)                 --                  --
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS    $  (47,730,108)      $  86,120,695       $  56,005,937
--------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                 $  (49,669,988)      $  80,189,286       $  56,144,787
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                                $  136,334,073       $  56,144,787       $          --
--------------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                                      $   86,664,085       $ 136,334,073       $  56,144,787
--------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) INCLUDED IN NET ASSETS

AT END OF PERIOD                                                      $      (37,459)      $       8,172       $          --
--------------------------------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

(2) For the period from the start of business, September 30, 2002, to December 31, 2002.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                              PERIOD ENDED            ----------------------------------
                                                              OCTOBER 31, 2004(1)(2)  2003(1)            2002(1)(3)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $         9.590       $         9.990    $        10.000
------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                           $         0.142       $         0.098    $         0.056
Net realized and unrealized gain (loss)                                  (0.027)               (0.120)             0.035
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $         0.115       $        (0.022)   $         0.091
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                      $        (0.285)      $        (0.378)   $        (0.101)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             $        (0.285)      $        (0.378)   $        (0.101)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $         9.420       $         9.590    $         9.990
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                                            1.22%                (0.23)%             0.91%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of period (000's omitted)                       $        38,147       $        63,709    $        27,033
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                         1.20%(6)              1.21%              1.16%(6)
   Net expenses after custodian fee reduction(5)                           1.20%(6)              1.21%              1.16%(6)
   Net investment income                                                   1.80%(6)              1.00%              2.18%(6)
Portfolio Turnover of the Investment Portfolio                               92%                   43%                 0%
Portfolio Turnover of the Government Obligations Portfolio                    5%                   67%                41%
Portfolio Turnover of the Floating Rate Portfolio                            67%                   --                 --
------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Investment Portfolio and
   the Fund reflect an allocation/waiver of expenses to the
   Investment Adviser and Administrator. Had such actions
   not been taken, the ratios and net investment income per
   share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                             1.31%(6)              1.23%              2.20%(6)
   Expenses after custodian fee reduction(5)                               1.31%(6)              1.23%              2.20%(6)
   Net investment income                                                   1.69%(6)              0.98%              1.14%(6)
Net investment income per share                                 $         0.134       $         0.096    $         0.030
------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) For the period from the start of business, September 30, 2002, to December 31, 2002.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.

                        See notes to financial statements

                                                                                        CLASS B
                                                              ----------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                              PERIOD ENDED            ----------------------------------
                                                              OCTOBER 31, 2004(1)(2)  2003(1)            2002(1)(3)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $         9.590       $         9.990    $        10.000
------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                           $         0.083       $         0.024    $         0.039
Net realized and unrealized gain (loss)                                  (0.028)               (0.121)             0.033
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $         0.055       $        (0.097)   $         0.072
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                      $        (0.225)      $        (0.303)   $        (0.082)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             $        (0.225)      $        (0.303)   $        (0.082)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $         9.420       $         9.590    $         9.990
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                                            0.58%                (0.98)%             0.72%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of period (000's omitted)                       $        14,022       $        17,547    $        10,725
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                         1.95%(6)              1.96%              1.91%(6)
   Net expenses after custodian fee reduction(5)                           1.95%(6)              1.96%              1.91%(6)
   Net investment income                                                   1.05%(6)              0.25%              1.49%(6)
Portfolio Turnover of the Investment Portfolio                               92%                   43%                 0%
Portfolio Turnover of the Government Obligations Portfolio                    5%                   67%                41%
Portfolio Turnover of the Floating Rate Portfolio                            67%                   --                 --
------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Investment Portfolio and
   the Fund reflect an allocation/waiver of expenses to the
   Investment Adviser and Administrator. Had such actions
   not been taken, the ratios and net investment income per
   share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                             2.06%(6)              1.98%              2.95%(6)
   Expenses after custodian fee reduction(5)                               2.06%(6)              1.98%              2.95%(6)
   Net investment income                                                   0.94%(6)              0.23%              0.45%(6)
Net investment income per share                                 $         0.074       $         0.023    $         0.013
------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) For the period from the start of business, September 30, 2002, to December 31, 2002.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.

                        See notes to financial statements

                                                                                        CLASS C
                                                              ----------------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31,
                                                              PERIOD ENDED            ----------------------------------
                                                              OCTOBER 31, 2004(1)(2)  2003(1)            2002(1)(3)
------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $         9.590       $         9.980    $        10.000
------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                           $         0.095       $         0.040    $         0.041
Net realized and unrealized gain (loss)                                  (0.028)               (0.112)             0.025
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $         0.067       $        (0.072)   $         0.066
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                      $        (0.237)      $        (0.318)   $        (0.086)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             $        (0.237)      $        (0.318)   $        (0.086)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $         9.420       $         9.590    $         9.980
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                                                            0.71%                (0.74)%             0.66%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of period (000's omitted)                       $        34,495       $        55,078    $        18,387
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                         1.80%(6)              1.81%              1.76%(6)
   Net expenses after custodian fee reduction(5)                           1.80%(6)              1.81%              1.76%(6)
   Net investment income                                                   1.20%(6)              0.41%              1.56%(6)
Portfolio Turnover of the Investment Portfolio                               92%                   43%                 0%
Portfolio Turnover of the Government Obligations Portfolio                    5%                   67%                41%
Portfolio Turnover of the Floating Rate Portfolio                            67%                   --                 --
------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Investment Portfolio and
   the Fund reflect an allocation/waiver of expenses to the
   Investment Adviser and Administrator. Had such actions
   not been taken, the ratios and net investment income per
   share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                             1.91%(6)              1.83%              2.80%(6)
   Expenses after custodian fee reduction(5)                               1.91%(6)              1.83%              2.80%(6)
   Net investment income                                                   1.09%(6)              0.39%              0.52%(6)
Net investment income per share                                 $         0.086       $         0.038    $         0.015
------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2)  For the ten-month period ended October 31, 2004.
(3) For the period from the start of business, September 30, 2002, to December 31, 2002.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)  Includes the Fund's share of the Portfolios' allocated expenses.
(6)  Annualized.

                        See notes to financial statements

EATON VANCE LOW DURATION FUND as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). After the longer of four years or the time when the CDSC applicable to Class B shares expires, Class B shares will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based on the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in interests in three Portfolios, Investment Portfolio, Government Obligations Portfolio, and Floating Rate Portfolio (the Portfolios), which are New York Trusts. Consistent with its investment objectives and policies, the Fund may also invest in Cash Management Portfolio and Investment Grade Portfolio, which are also New York Trusts. The Fund does not currently invest in these portfolios. The investment objectives and policies of the Fund are the same as the Portfolios. Each of Government Obligations Portfolio and Floating Rate Portfolio has an investment objective and investment policies that are similar to or complementary to those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Investment Portfolio, Government Obligations Portfolio and the Floating Rate Portfolio, (99.8%, 1.8% and 0.2%, respectively, at October 31, 2004). A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- The valuation policies of the Investment Portfolio and the Government Obligations Portfolio are as follows: Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than seasoned mortgage backed, pass-through securities) are normally valued on the basis of valuations furnished by dealers or a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations and money market securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. Floating Rate Portfolio's valuation policies are as follows: Investments in interests in senior floating rate loans (Senior Loans) determined by the adviser to be liquid are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by the advisor under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair valued securities are marked daily as well. Non-loan Portfolio holdings (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $7,785,737 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2012 ($3,697,770), October 31, 2011 ($4,082,489) and October 31, 2010
   ($5,478).

   D USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   G EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   For the period from January 1, 2004 to October 31, 2004, there were no credits earned by the Fund.

   H OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences between book and tax accounting relating to distributions primarily relate to the different treatment for paydown gains/losses on mortgage-backed securities by the Portfolios. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of the distributions declared for the period from January 1, 2004 to October 31, 2004 and the year ended December 31, 2003 was as follows:

                                   10/31/04           12/31/03
   --------------------------------------------------------------
   Distributions declared from:
   Ordinary Income               $   2,864,421      $   4,904,122

   During the period from January 1, 2004 to October 31, 2004, accumulated undistributed net investment loss was decreased by $1,556,556, accumulated net realized loss was increased by $2,242,735 and paid-in capital was decreased by $686,178 due to differences between book and tax accounting for paydown gains/losses on mortgage-backed securities. This change had no effect on net assets or net asset value per share.

   At October 31, 2004, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

   Undistributed ordinary income                    $      53,556
   Capital loss carryforwards                       $  (7,785,737)

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                             PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                             OCTOBER 31,     DECEMBER 31,    DECEMBER 31,
   CLASS A                                   2004(1)         2003            2002(2)
   --------------------------------------------------------------------------------------
   Sales                                        1,441,186      10,992,365       2,864,993
   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares                  91,629         165,077           6,369
   Redemptions                                 (4,312,919)     (7,221,795)       (165,387)
   Exchange from Class B shares                   188,030              --              --
   --------------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                     (2,592,074)      3,935,647       2,705,975
   --------------------------------------------------------------------------------------

                                             PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                             OCTOBER 31,     DECEMBER 31,    DECEMBER 31,
   CLASS B                                   2004(1)         2003            2002(2)
   --------------------------------------------------------------------------------------
   Sales                                          504,480       2,179,780       1,103,860
   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares                  23,458          39,350           3,482
   Redemptions                                   (681,260)     (1,462,954)        (33,365)
   Exchange to Class A shares                    (187,926)             --              --
   --------------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                       (341,248)        756,176       1,073,977
   --------------------------------------------------------------------------------------

                                             PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                             OCTOBER 31,     DECEMBER 31,    DECEMBER 31,
   CLASS C                                   2004(1)         2003            2002(2)
   --------------------------------------------------------------------------------------
   Sales                                          571,485       7,044,115       1,896,911
   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares                  68,127         105,670           4,724
   Redemptions                                 (2,720,460)     (3,248,823)        (60,023)
   --------------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                     (2,080,848)      3,900,962       1,841,612
   --------------------------------------------------------------------------------------

   (1)  For the ten-months ended October 31, 2004.
   (2) For the period from the start of business, September 30, 2002, to December 31, 2002.

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios), and administering the business affairs of the Fund. Under the investment advisory and administrative agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. Effective March 15, 2004, Eaton Vance agreed to waive its 0.15% fee in its entirety, such agreement being memorialized in a Fee Waiver Agreement between Eaton Vance and the Fund. For the period from January 1, 2004 to October 31, 2004, and for the year ended December 31,

   2003, the advisory and administration fee amounted to $131,456 and $210,568, respectively. Pursuant to the waiver, EVM waived $92,909 of the Fund's investment advisory and administrative fee for the period from January 1, 2004 to October 31, 2004. EVM was allocated $25,800 of the Fund's operating expenses for the year ended December 31, 2003. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services and the Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, EVM earned $5,316 and $6,572, respectively in sub-transfer agent fees. Certain officers and Trustees of the Fund and Portfolios are officers of the above organizations. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that EVD, a subsidiary of EVM, received $5,626 and $22,058 as its portion of the sales charge on sales of Class A shares for the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, respectively.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A
   Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% and 0.60% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $95,590 and $214,598 for Class B and Class C shares, respectively, to or payable to EVD for the period from January 1, 2004 to October 31, 2004, representing 0.75% (annualized) and 0.60% (annualized) of the average daily net assets for Class B and Class C shares, respectively. The Fund paid or accrued $144,799 and $322,728 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2003, representing 0.75% and 0.60% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $843,000, and $4,003,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% (annualized) of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the period from January 1, 2004 to October 31, 2004 amounted to $97,815, $31,863 and $89,416 for Class A, Class B, and Class C shares, respectively. Service fees paid or accrued for the year ended December 31, 2003 amounted to $168,516, $48,266 and $134,470 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions.

   CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $63,000 and $21,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the period from January 1, 2004 to October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Investment Portfolio for the period from January 1, 2004 to October 31, 2004 aggregated $75,179,725, and $89,695,225, respectively. Increases and decreases in the Fund's investment in the Government Obligations Portfolio for the period from January 1, 2004 to October 31, 2004 aggregated $2,846,234, and $49,471,537, respectively. Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the period from January 1, 2004 to October 31, 2004 aggregated $9,000,000 and $0, respectively.

8  INVESTMENT IN PORTFOLIOS

   For the period from January 1, 2004 to October 31, 2004, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                                      GOVERNMENT        FLOATING
                                     INVESTMENT       OBLIGATIONS         RATE
                                      PORTFOLIO        PORTFOLIO        PORTFOLIO          TOTAL
   -------------------------------------------------------------------------------------------------
   Dividend & interest income      $    1,155,405   $    1,090,853   $      175,195   $    2,421,453
   Security lending income                     --          200,464               --          200,464
   Expenses                              (337,054)        (216,343)         (24,930)        (578,327)
   -------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME           $      818,351   $    1,074,974   $      150,265   $    2,043,590
   -------------------------------------------------------------------------------------------------
   Net realized gain (loss) --
      Investment transactions
        (identified cost basis)    $      (70,856)  $      (36,220)  $       (4,634)  $     (111,710)
      Financial futures contracts              --         (252,744)              --         (252,744)
      Swap contracts                           --               --              327              327
   -------------------------------------------------------------------------------------------------
   NET REALIZED GAIN (LOSS)        $      (70,856)  $     (288,964)  $       (4,307)  $     (364,127)
   -------------------------------------------------------------------------------------------------
   Change in unrealized
     appreciation (depreciation)
      Investments                  $      (45,716)  $       76,333   $        9,908   $       40,525
      Financial futures contracts              --          (14,114)              --          (14,114)
      Swap contracts                           --               --               23               23
   -------------------------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED
     APPRECIATION (DEPRECIATION)   $      (45,716)  $       62,219   $        9,931   $       26,434
   -------------------------------------------------------------------------------------------------

   For the year ended December 31, 2003, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                                       GOVERNMENT
                                     INVESTMENT        OBLIGATIONS
                                      PORTFOLIO         PORTFOLIO           TOTAL
   -----------------------------------------------------------------------------------
   Interest income                 $     1,100,499   $     1,815,799   $     2,916,298
   Security lending income                      --           193,839           193,839
   Expenses                               (429,607)         (482,276)         (911,883)
   -----------------------------------------------------------------------------------
   NET INVESTMENT INCOME           $       670,892   $     1,527,362   $     2,198,254
   -----------------------------------------------------------------------------------
   Net realized gain (loss) --
     Investment transactions
      (identified cost basis)      $       (26,438)  $      (203,473)  $      (229,911)
     Financial futures contracts                --          (468,570)         (468,570)
   -----------------------------------------------------------------------------------
   NET REALIZED GAIN (LOSS)        $       (26,438)  $      (672,043)  $      (698,481)
   -----------------------------------------------------------------------------------
   Change in unrealized
     appreciation (depreciation)
      Investments                  $      (137,085)  $    (1,311,390)  $    (1,448,475)
     Financial futures contracts                --           176,291           176,291
   -----------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED
     APPRECIATION (DEPRECIATION)   $      (137,085)  $    (1,135,099)  $    (1,272,184)
   -----------------------------------------------------------------------------------

9  FISCAL YEAR END CHANGE

   Effective October 15, 2004 the Fund changed its fiscal year end to October 31, 2004.

EATON VANCE LOW DURATION FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE LOW DURATION FUND:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2004

EATON VANCE LOW DURATION FUND as of October 31, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

INVESTMENT PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

MORTGAGE PASS-THROUGHS -- 56.4%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
FHLMC:
   8.00%, with various maturities to 2025                      $         3,315   $     3,468,577
   9.25%, with maturity at 2017                                            697           747,061
------------------------------------------------------------------------------------------------
                                                                                 $     4,215,638
------------------------------------------------------------------------------------------------
FNMA:
   9.50%, with maturity at 2022                                $         2,481   $     2,815,666
------------------------------------------------------------------------------------------------
                                                                                 $     2,815,666
------------------------------------------------------------------------------------------------
GNMA:
   11.00%, with maturity at 2016                               $           251   $       291,460
------------------------------------------------------------------------------------------------
                                                                                 $       291,460
------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations:
   FHLMC, Series 1543, Class VN,
     7.00%, due 2023                                           $         2,150   $     2,348,284
   FHLMC, Series 1577, Class PH,
     6.30%, due 2023                                                     2,322         2,403,974
   FHLMC, Series 1666, Class H,
     6.25%, due 2023                                                     2,317         2,409,831
   FHLMC, Series 1694, Class PQ,
     6.50%, due 2023                                                     1,095         1,142,050
   FHLMC, Series 2791, Class FI,
     2.22%, due 2031(1)                                                  2,906         2,914,463
   FNMA, Series 1993-140, Class J,
     6.65%, due 2013                                                     2,000         2,124,738
   FNMA, Series 1993-250, Class Z,
     7.00%, due 2023                                                     1,962         2,085,721
   FNMA, Series G97-4, Class FA,
     2.706%, due 2027(1)                                                   891           902,023
   GNMA, Series 2002-5, Class FP,
     2.44%, due 2032(1)                                                  9,187         9,260,194
------------------------------------------------------------------------------------------------
                                                                                 $    25,591,278
------------------------------------------------------------------------------------------------

TOTAL MORTGAGE PASS-THROUGHS
   (IDENTIFIED COST $33,097,039)                                                 $    32,914,042
------------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 5.7%

SECURITY                                                                SHARES   VALUE
------------------------------------------------------------------------------------------------
Cohen & Steers Advantage Income Realty Fund, Inc., 1.90%(2)                 92   $     2,300,000
John Hancock Preferred Income Fund III, 1.88%(2)                            40         1,000,000
------------------------------------------------------------------------------------------------
                                                                                 $     3,300,000
------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
   (IDENTIFIED COST $3,300,000)                                                  $     3,300,000
------------------------------------------------------------------------------------------------

COMMERCIAL PAPER --  28.4%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.77%, 11/9/04                 $         2,050   $     2,049,194
Golden Funding Ltd., 1.85%, 11/8/04                                      2,900         2,898,957
Manhattan Asset Funding, 1.81%, 11/2/04                                  2,900         2,899,854
Giro Balanced Funding Corp., 1.79%, 11/8/04                              2,900         2,898,991
Hilton Managers Acceptance Corp., 1.83%, 11/9/04                         2,900         2,898,821
Jefferson Smurfit Corp., 1.88%, 11/10/04                                 2,900         2,898,637
------------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $16,544,454)                                              $    16,544,454
------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.4%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)   VALUE
------------------------------------------------------------------------------------------------
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                                 $           250   $       250,000
------------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $250,000)                                                 $       250,000
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 90.9%
   (IDENTIFIED COST $53,191,493)                                                 $    53,008,496
------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 9.1%                                           $     5,336,065
------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                             $    58,344,561
------------------------------------------------------------------------------------------------

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GNMA - Government National Mortgage Association (Ginnie Mae)

(1)  Floating-rate secuirty

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3) Represents preferred shares of a closed-end management investment company. Rate changes or resets every seven days.

                        See notes to financial statements

INVESTMENT PORTFOLIO as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $53,191,493)             $   53,008,496
Cash                                                                      1,918
Receivable for investments sold                                       5,226,816
Interest and dividends receivable                                       131,900
-------------------------------------------------------------------------------
TOTAL ASSETS                                                     $   58,369,130
-------------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for Trustees' fees                          $          468
Accrued expenses                                                         24,101
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                $       24,569
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO        $   58,344,561
-------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals          $   58,527,558
Net unrealized depreciation (computed on the basis of
   identified cost)                                                    (182,997)
-------------------------------------------------------------------------------
TOTAL                                                            $   58,344,561
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                          PERIOD ENDED           YEAR ENDED
                                                          OCTOBER 31, 2004(1)    DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest                                                  $         1,143,784    $         1,102,022
Dividends                                                              13,450                     --
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                   $         1,157,234    $         1,102,022
----------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                    $           271,323    $           363,794
Trustees' fees and expenses                                             4,732                  4,388
Custodian fee                                                          44,170                 46,016
Legal and accounting services                                          16,259                 15,489
Miscellaneous                                                           1,483                    503
----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                            $           337,967    $           430,190
----------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                             $               384    $                --
----------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                  $               384    $                --
----------------------------------------------------------------------------------------------------

NET EXPENSES                                              $           337,583    $           430,190
----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                     $           819,651    $           671,832
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)        $           (70,967)   $           (26,460)
----------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                         $           (70,967)   $           (26,460)
----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                    $           (45,773)   $          (137,263)
----------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)                               $           (45,773)   $          (137,263)
----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                          $          (116,740)   $          (163,723)
----------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                $           702,911    $           508,109
----------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                          PERIOD ENDED           YEAR ENDED             YEAR ENDED
                                                          OCTOBER 31, 2004(1)    DECEMBER 31, 2003      DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

From operations --
   Net investment income                                  $           819,651    $           671,832    $            24,185
   Net realized loss from investment transactions                     (70,967)               (26,460)                  (250)
   Net change in unrealized appreciation (depreciation)
     from investments                                                 (45,773)              (137,263)                    39
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $           702,911    $           508,109    $            23,974
---------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                          $        75,179,725    $       244,906,169    $        63,031,410
   Withdrawals                                                    (89,695,225)          (198,315,283)           (38,097,239)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  TRANSACTIONS                                            $       (14,515,500)   $        46,590,886    $        24,934,171
---------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                     $       (13,812,589)   $        47,098,995    $        24,958,145
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of period                                    $        72,157,150    $        25,058,155    $           100,010
---------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                          $        58,344,561    $        72,157,150    $        25,058,155
---------------------------------------------------------------------------------------------------------------------------

(1)  For the ten months ended October 31, 2004.

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                                     YEAR ENDED DECEMBER 31,
                                                          PERIOD ENDED              -----------------------------
                                                          OCTOBER 31,2004(1)            2003       2002(2)
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+

Ratios (As a percentage of average daily net assets):
   Net expenses                                                          0.62%(3)         0.59%         0.50%(3)
   Net expenses after custodian fee reduction                            0.62%(3)         0.59%         0.50%(3)
   Net investment income                                                 1.51%(3)         0.92%         0.84%(3)
Portfolio Turnover                                                         92%              43%            0%
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             1.12%            0.74%         0.23%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                 $            58,345       $   72,157    $   25,058
-----------------------------------------------------------------------------------------------------------------

+  The operating expenses of the Portolio reflect an
   allocation of expenses to the Investment Adviser
   Had such action not been taken, the ratios would
   have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses                                                                                             1.07%(3)
   Expenses after custodian fee reduction                                                               1.07%(3)
   Net investment income                                                                                0.27%(3)
-----------------------------------------------------------------------------------------------------------------

(1)  For the ten-month period ended October 31, 2004.

(2) For the period from the start of business, September 30, 2002, to December 31, 2002.

(3)  Annualized.

                        See notes to financial statements

INVESTMENT PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 18, 2002. The Portfolio seeks total return by investing in a broad range of fixed income securities, including U.S. Government obligations, corporate bonds, preferred stocks, asset-backed securities and money market instruments. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Low Duration Fund held an approximate 99.8% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A INVESTMENT VALUATION -- Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B INCOME -- Interest income is determined on the basis of interest accrued adjusted for amortization of premium or accretion of discount.

C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, $384 and $303 in credit balances, respectively, were used to reduce the Portfolio's custodian fee.

G OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of securities sold.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0417% (0.50% per annum) of the Portfolio's average daily net assets. For the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, the fee was equivalent to 0.50% (annualized) of the Portfolio's average net assets for such periods and amounted to $271,323 and $363,794, respectively. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the period from January 1, 2004 to October 31, 2004, the Portfolio engaged in sale transactions with other Portfolios that also utilize BMR as an investment adviser. The sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $10,484,457.

3  INVESTMENT TRANSACTIONS

Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage backed securities in Investment Portfolio, aggregated $49,324,740 and $21,820,277, respectively.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                            $   53,191,493
--------------------------------------------------------
Gross unrealized appreciation             $       46,885
Gross unrealized depreciation                   (229,882)
--------------------------------------------------------

NET UNREALIZED DEPRECIATION               $     (182,997)
--------------------------------------------------------

5  LINE OF CREDIT

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period from January 1, 2004 to October 31, 2004 and for the year ended December 31, 2003.

6  FINANCIAL INSTRUMENTS

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2004, there were no outstanding obligations under these financial instruments.

7  FISCAL YEAR END CHANGE

Effective October 15, 2004, the Portfolio changed its fiscal year end to October 31, 2004.

INVESTMENT PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS
OF INVESTMENT PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Investment Portfolio (the "Portfolio") at October 31, 2004, and the results of its operations, the changes in its net assets, and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2004

EATON VANCE LOW DURATION FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Cash Management Portfolio (CMP), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), Investment Portfolio (IP) and Investment Grade Income Portfolio (IGIP), are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM.

                         POSITION(S)          TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE          OFFICE AND                                   IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE        DURING PAST FIVE YEARS         TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes           Trustee      Trustee of the Trust  Chairman, President and          193               Director of EVC
11/9/41                                 since 1991; of GOP   Chief Executive Officer
                                        since 1992; of CMP   of BMR, EVC, EVM and
                                        since 1993; of FRP   EV; Director of EV;
                                       and IGIP since 2000;  Vice President and
                                         of IP since 2002    Director of EVD.
                                                             Trustee and/or officer
                                                             of 192 registered
                                                             investment companies in
                                                             the Eaton Vance Fund
                                                             Complex. Mr. Hawkes is
                                                             an interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Fund and Portfolios.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III      Trustee      Trustee of the Trust  Jacob H. Schiff                  193            Director of Tiffany &
2/23/35                                 since 1986; of CMP   Professor of Investment                        Co. (specialty retailer)
                                        and GOP since 1993;  Banking Emeritus,                                  and Telect, Inc.
                                          of FRP and IGIP    Harvard University                                (telecommunication
                                         since 2000; of IP   Graduate School of                                 services company)
                                            since 2002       Business
                                                             Administration.

William H. Park           Trustee           Since 2003       President and Chief              193                     None
9/19/47                                                      Executive Officer,
                                                             Prizm Capital
                                                             Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice
                                                             President and Chief
                                                             Financial Officer,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) (1982-2001).

Ronald A. Pearlman        Trustee          Since 2003        Professor of Law,                193                     None
7/10/40                                                      Georgetown University
                                                             Law Center (since
                                                             1999). Tax Partner,
                                                             Covington & Burling,
                                                             Washington, DC
                                                             (1991-2000).

Norton H. Reamer          Trustee      Trustee of the Trust  President, Chief                 193                     None
9/21/35                                since 1986; of CMP    Executive Officer and a
                                        and GOP since 1993;  Director of Asset
                                          of FRP and IGIP    Management Finance
                                         since 2000; of IP   Corp. (a specialty
                                            since 2002       finance company serving
                                                             the investment
                                                             management industry)
                                                             (since October 2003).
                                                             President, Unicorn
                                                             Corporation (an
                                                             investment and
                                                             financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Formerly, Chairman,
                                                             Hellman, Jordan
                                                             Management Co., Inc.
                                                             (an investment
                                                             management company)
                                                             (2000-2003). Formerly,
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm)
                                                             (2002-2003). Formerly
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds) (1980-2000)

                         POSITION(S)          TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                  IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIOS         SERVICE        DURING PAST FIVE YEARS         TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Lynn A. Stout             Trustee        Trustee of the      Professor of Law,                193                     None
9/14/57                                 Trust, CMP and GOP   University of
                                          since 1998; of     California at Los
                                        FRP and IGIP since   Angeles School of Law
                                        2000; of IP since    (since July 2001).
                                              2002           Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              POSITION(S)           TERM OF
                               WITH THE           OFFICE AND
   NAME AND                    TRUST AND           LENGTH OF                          PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH              THE PORTFOLIOS          SERVICE                           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.     President of the Trust     Since 2002     Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                                                           Investment Officer of EVM and BMR and Director of EVC. Chief
                                                                  Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                  Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital
                                                                  Fund LLC and Belrose Capital Fund LLC (private investment
                                                                  companies sponsored by EVM). Officer of 56 registered
                                                                  investment companies managed by EVM or BMR.

William H. Ahern, Jr.   Vice President of the      Since 1995     Vice President of EVM and BMR. Officer of 78 registered
7/28/59                         Trust                             investment companies managed by EVM or BMR.

Thomas J. Fetter        Vice President of the      Since 1997     Vice President of EVM and BMR. Officer of 124 registered
8/20/43                         Trust                             investment companies managed by EVM or BMR.

Christine Johnston      Vice Presideent of IP      Since 2003     Vice President of EVM and BMR. Officer of 1 registered
11/9/72                                                           investment company managed by EVM or BMR.

Elizabeth S. Kenyon      President of CMP and      Since 2002(2)   Vice President of EVM and BMR. Officer of 2 registered
9/8/59                            IGIP                             investment companies managed by EVM or BMR.

Thomas H. Luster        Vice President of CMP      Since 2002     Vice President of EVM and BMR. Officer of 16 registered
4/8/62                         and IGIP                           investment companies managed by EVM or BMR.

Michael R. Mach         Vice President of the      Since 1999     Vice President of EVM and BMR. Previously, Managing Director
7/15/47                         Trust                             and Senior Analyst for Robertson Stephens (1998-1999).
                                                                  Officer of 28 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh     Vice President of the      Since 1998     Vice President of EVM and BMR. Officer of 124 registered
1/22/57                         Trust                             investment companies managed by EVM or BMR.

Scott H. Page           Vice President of FRP      Since 2000     Vice President of EVM and BMR. Officer of 13 registered
11/30/59                                                          investment companies managed by EVM or BMR.

Duncan W. Richardson        Vice President         Since 2001     Senior Vice President and Chief Equity Investment Officer of
10/26/57                       the Trust                          EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Walter A. Row, III      Vice President of the      Since 2001     Director of Equity Research and a Vice President of EVM
7/20/57                         Trust                             and BMR. Officer of 23 registered investment companies
                                                                  managed by EVM or BMR.

Judith A. Saryan        Vice President of the      Since 2003     Vice President of EVM and BMR. Previously, Portfolio Manager
8/21/54                         Trust                             and Equity Analyst for State Street Global Advisors
                                                                  (1980-1999). Officer of 27 registered investment companies managed by EVM or BMR.

Susan Schiff            Vice President of the  Vice President of  Vice President of EVM and BMR. Officer of 27 registered
3/13/61                   Trust, GOP and IP    the Trust and IP   investment companies managed by EVM or BMR.
                                                since 2002; of
                                                GOP since 1993

                              POSITION(S)            TERM OF
                               WITH THE            OFFICE AND
   NAME AND                    TRUST AND            LENGTH OF                         PRINCIPAL OCCUPATION(S)
 DATE OF BIRTH              THE PORTFOLIOS           SERVICE                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

Payson F. Swaffield        President of FRP       Since 2002(2)    Vice President of EVM and BMR. Officer of 13 registered
8/13/56                                                            investment companies managed by EVM or BMR.

Mark Venezia               President of GOP       Since 2002(2)    Vice President of EVM and BMR. Officer of 4 registered
5/23/49                         and IP                             investment companies managed by EVM or BMR.

Alan R. Dynner                Secretary           Secretary of     Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                         the Trust, CMP    EVM, EVD, EV and EVC. Officer of 193 registered investment
                                                  and GOP since    companies managed by EVM or BMR.
                                                  1997; of FRP
                                                 and IGIP since
                                                   2000; of IP
                                                   since 2002

Kristin S. Anagnost       Treasurer of CMP        Since 2002(2)    Assistant Vice President of EVM and BMR. Officer of 106
6/12/65                                                            registered investment companies managed by EVM or BMR.

William J. Austin, Jr.    Treasurer of IGIP       Since 2002(2)    Vice President of EVM and BMR. Officer of 54 registered
12/27/51                                                           investment companies managed by EVM or BMR.

Barbara E. Campbell     Treasurer of FRP, GOP     Since 2002(2)    Vice President of EVM and BMR. Officer of 193 registered
6/19/57                        and IP                              investment companies managed by EVM or BMR.

James L. O'Connor       Treasurer of the Trust     Since 1989      Vice President of BMR, EVM and EVD. Officer of 115
4/1/45                                                             registered investment companies managed by EVM or BMR.

Paul M. O'Neil             Chief Compliance        Since 2004      Vice President of EVM and BMR. Officer of 193
7/11/53                        Officer                             registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Kenyon served as Vice President of CMP and IGIP since 2001, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of GOP since 1993, Ms. Anagnost served as Assistant Treasurer of CMP since 1998, Mr. Austin served as Assistant Treasurer of IGIP since 2000 and Ms. Campbell served as Assistant Treasurer of GOP since 1998 and FRP since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

                          PORTFOLIO INVESTMENT ADVISER
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                    FUND INVESTMENT ADVISER AND ADMINISTRATOR
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                                BOSTON, MA 02110

                         EATON VANCE MUTUAL FUNDS TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

1560-12/04                                                                 LDSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE STRATEGIC INCOME FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF MARK S. VENEZIA]

Mark S. Venezia
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- The Fund's Class A shares had a total return of 7.18% during the year ended October 31, 2004.(1) This return resulted from a decrease in net asset value per share (NAV) to $8.03 on October 31, 2004 from $8.10 on October 31, 2003, and the reinvestment of $0.629 in dividends.

- The Fund's Class B shares had a total return of 6.47% during the year ended October 31, 2004.(1) This return resulted from a decrease in NAV to $7.60 on October 31, 2004 from $7.66 on October 31, 2003, and the reinvestment of $0.538 in dividends.

- The Fund's Class C shares had a total return of 6.45% during the year ended October 31, 2004.(1) This return resulted from a decrease in NAV to $9.61 on October 31, 2004 from $9.69 on October 31, 2003, and the reinvestment of $0.683 in dividends.

- In comparison, the Lehman Aggregate Bond Index had a return of 5.53% for the year ended October 31, 2004.(2)

RECENT FUND DEVELOPMENTS

- Since 1997, the Fund has invested in two registered investment companies (Portfolios) that invest in fixed-income securities. Beginning in March 2004, the Fund added additional Portfolios to its investment options, including Portfolios that invest in senior floating-rate loans, high-yield bonds and investment-grade bonds. At October 31, 2004, the Fund allocated its assets among Strategic Income Portfolio, High Income Portfolio and Floating-Rate Portfolio.

- In virtually every sector of the fixed-income markets, spreads over Treasuries contracted during the year ended October 31, 2004, as the Fed maintained a benign environment for the economy and for the leveraged market participants. Such an environment, maintained too long, may result in some sectors overshooting fair value. Management gradually made asset allocation adjustments during the year, lowering the Fund's exposure to below-investment grade bonds (including swaps and excluding foreign bonds) from 27.7% to 22.3%, and mortgage-backed securities (MBS) from 68.9% to 53.6%.3 Looking forward to a less benign interest rate environment, the Fund began investing in Floating-Rate Portfolio, which invests primarily in senior floating-rate loans. At October 31, 2004, the Fund's investment in Floating-Rate Portfolio represented 13.6% of the Fund's net assets.(3)

- The Fund's performance benefited during the year from investments in MBS, which outperformed the Treasury market. Yield spreads narrowed significantly, as prepayment rates for seasoned MBS declined in 2004, following their historic surge in 2003.

- The Fund's performance also benefited from foreign exchange positions. In Europe, Strategic Income Portfolio had long positions in the Slovak koruna and the Polish zloty, cross-hedged with short positions in the euro. The koruna and zloty have yielded more than the euro and have drawn significant inflows of capital. In Asia, China and Japan have continued to buy dollar-reserves - $500 billion in 2003 - in order to maintain a stable currency rate relative to the dollar. Higher inflation in these countries would likely result in a discontinuance of these dollar purchases, allowing their own currencies to rise in value.

- With spreads having narrowed dramatically during the year, management sharply pared exposure to dollar-denominated Latin American bonds. Latin American bonds have benefited from very low U.S. interest rates and high commodity prices. As a result, management saw relatively little potential for further appreciation and remained very selective in these markets.

- At October 31, 2004, the Fund maintained a slightly lower investment in High Income Portfolio (which invests primarily in high-yield corporate bonds) than at October 31, 2003. High-yield spreads narrowed from 560 basis points (5.6%) to less than 400 basis points (4.0%) during the fiscal year. Following that strong appreciation, management viewed the highyield sector as fully valued.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

(1) THESE RETURNS DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR THE FUND'S CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B SHARES AND CLASS C SHARES. IF SALES CHARGES WERE REFLECTED, PERFORMANCE WOULD HAVE BEEN LOWER.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

(3)  FUND ALLOCATIONS ARE SUBJECT TO CHANGE DUE TO ACTIVE MANAGEMENT.

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2004

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the Lehman Aggregate Bond Index. The chart also offers a comparison to a Composite of two Lipper Fund Classification averages, reflecting the average total returns of the funds in the same classifications as this Fund. The fund classifications are established by Lipper Inc., a nationally recognized monitor of mutual fund performance. Funds within a classification have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund's Lipper Classification also changed. Reflecting that change, the performance of the Composite is based on the Lipper Short World Multi-Market Income Funds Classification from October 31, 1994 through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds Classification. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE(1)                                        CLASS A CLASS B   CLASS C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                                 7.18%    6.47%    6.45%
Five Years                                               6.48     5.65     5.67
Ten Years                                                N.A.     7.46     7.59
Life of Fund+                                            5.80     6.12     7.11

SEC Average Annual Total Returns
 (including sales charge or applicable CDSC)

One Year                                                 2.14%    1.51%    5.46%
Five Years                                               5.46     5.37     5.67
Ten Years                                                N.A.     7.46     7.59
Life of Fund+                                            5.04     6.12     7.11

+    Inception Dates - Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

(1) RETURNS AT NET ASSET VALUE DO NOT INCLUDE THE 4.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES
     (CDSC) FOR CLASS B OR CLASS C SHARES. SEC RETURNS FOR CLASS A REFLECT THE MAXIMUM 4.75% SALES CHARGE. SEC RETURNS FOR CLASS B REFLECT APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3%
     - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR.

[CHART]

FUND SECTOR BREAKDOWN(2)


U.S. Corporate Obligations                      26.0%
U.S. Government Securities                      42.0%
Global                                          32.0%

(2) The Fund Sector Breakdown reflects the Fund's investment in Strategic Income Portfolio, High Income Portfolio and Floating-Rate Portfolio as of 10/31/04. In addition, the Global position includes long currency forward contracts, long equity derivatives, and short credit default swap positions; and the U.S. Corporate Obligations position includes long high yield total return swap positions. All of the aforementioned derivatives are added to the net assets of the fund to get the gross assets of the fund. Then each sector is divided by the amount of gross assets to calculate its percentage allocation in the Fund Sector Breakdown. Fund Statistics are subject to change due to active management.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE STRATEGIC INCOME FUND, CLASS B VS. THE LEHMAN AGGREGATE BOND INDEX & THE COMPOSITE OF LIPPER FUND AVERAGES

October 31, 1994 - October 31, 2004

                             EATON VANCE              LEHMAN
                        STRATEGIC INCOME FUND,    AGGREGATE BOND     LIPPER
      DATE                     CLASS B                 INDEX       COMPOSITE
------------------------------------------------------------------------------
       10/31/1994                    $  10,000         $  10,000     $  10,000
       11/30/1994                        10116             9,978        10,016
       12/31/1994                        10090            10,047         9,727
        1/31/1995                         9904            10,246         9,663
        2/28/1995                         9882            10,489         9,704
        3/31/1995                         9855            10,553         9,684
        4/30/1995                        10287            10,701         9,846
        5/31/1995                        10687            11,115         9,978
        6/30/1995                        10581            11,196        10,004
        7/31/1995                        10667            11,171        10,094
        8/31/1995                        10857            11,306        10,139
        9/30/1995                        11072            11,416        10,237
       10/31/1995                        11134            11,565        10,296
       11/30/1995                        11352            11,738        10,365
       12/31/1995                        11547            11,903        10,440
        1/31/1996                        12009            11,982        10,525
        2/29/1996                        11774            11,774        10,496
        3/31/1996                        11851            11,692        10,516
        4/30/1996                        12103            11,626        10,583
        5/31/1996                        12168            11,602        10,625
        6/30/1996                        12355            11,758        10,699
        7/31/1996                        12383            11,790        10,766
        8/31/1996                        12595            11,771        10,817
        9/30/1996                        12988            11,976        10,921
       10/31/1996                        13192            12,241        11,024
       11/30/1996                        13595            12,451        11,131
       12/31/1996                        13648            12,335        11,154
        1/31/1997                        13931            12,373        11,164
        2/28/1997                        14062            12,403        11,167
        3/31/1997                        13927            12,266        10,962
        4/30/1997                        14022            12,450        11,068
        5/31/1997                        14135            12,567        11,283
        6/30/1997                        14261            12,716        11,456
        7/31/1997                        14541            13,059        11,718
        8/31/1997                        14356            12,948        11,660
        9/30/1997                        14591            13,139        11,905
       10/31/1997                        14569            13,330        11,807
       11/30/1997                        14681            13,391        11,866
       12/31/1997                        14811            13,526        11,960
        1/31/1998                        14925            13,699        12,109
        2/28/1998                        14984            13,689        12,192
        3/31/1998                        15163            13,736        12,299
        4/30/1998                        15149            13,808        12,333
        5/31/1998                        15170            13,939        12,312
        6/30/1998                        15124            14,057        12,281
        7/31/1998                        15243            14,087        12,335
        8/31/1998                        14416            14,316        11,623
        9/30/1998                        14517            14,651        11,800
       10/31/1998                        14539            14,574        11,725
       11/30/1998                        15125            14,657        12,101
       12/31/1998                        15097            14,701        12,087
        1/31/1999                        15119            14,806        12,156
        2/28/1999                        15149            14,547        12,023
        3/31/1999                        15394            14,628        12,198
        4/30/1999                        15673            14,674        12,436
        5/31/1999                        15435            14,546        12,172
        6/30/1999                        15469            14,499        12,183
        7/31/1999                        15454            14,438        12,152
        8/31/1999                        15350            14,430        12,075
        9/30/1999                        15474            14,598        12,138
       10/31/1999                        15603            14,652        12,157
       11/30/1999                        15765            14,651        12,268
       12/31/1999                        15913            14,580        12,397
        1/31/2000                        15916            14,532        12,290
        2/29/2000                        16170            14,708        12,463
        3/31/2000                        16153            14,902        12,460
        4/30/2000                        16039            14,859        12,306
        5/31/2000                        15777            14,852        12,155
        6/30/2000                        16080            15,161        12,448
        7/31/2000                        16179            15,299        12,495
        8/31/2000                        16355            15,521        12,591
        9/30/2000                        16023            15,618        12,481
       10/31/2000                        15614            15,721        12,240
       11/30/2000                        15296            15,978        12,087
       12/31/2000                        15737            16,275        12,417
        1/31/2001                        16381            16,541        12,831
        2/28/2001                        16331            16,685        12,857
        3/31/2001                        16043            16,769        12,653
        4/30/2001                        15891            16,699        12,543
        5/31/2001                        15970            16,800        12,630
        6/30/2001                        15899            16,864        12,548
        7/31/2001                        15989            17,241        12,675
        8/31/2001                        16227            17,438        12,839
        9/30/2001                        16060            17,641        12,480
       10/31/2001                        16366            18,010        12,770
       11/30/2001                        16691            17,762        12,877
       12/31/2001                        16784            17,649        12,827
        1/31/2002                        16943            17,792        12,895
        2/28/2002                        17004            17,965        12,941
        3/31/2002                        17055            17,666        12,944
        4/30/2002                        17169            18,008        13,146
        5/31/2002                        17041            18,161        13,192
        6/30/2002                        16809            18,318        12,976
        7/31/2002                        16398            18,539        12,799
        8/31/2002                        16693            18,852        13,060
        9/30/2002                        16480            19,158        13,069
       10/31/2002                        16686            19,070        13,102
       11/30/2002                        17100            19,065        13,414
       12/31/2002                        17238            19,459        13,681
        1/31/2003                        17495            19,476        13,849
        2/28/2003                        17672            19,745        14,065
        3/31/2003                        17909            19,730        14,194
        4/30/2003                        18553            19,893        14,649
        5/31/2003                        18769            20,264        14,983
        6/30/2003                        19055            20,223        15,094
        7/31/2003                        18930            19,544        14,725
        8/31/2003                        19076            19,673        14,850
        9/30/2003                        19218            20,194        15,284
       10/31/2003                        19291            20,006        15,353
       11/30/2003                        19410            20,054        15,511
       12/31/2003                        19635            20,258        15,852
        1/31/2004                        19811            20,421        15,958
        2/29/2004                        19902            20,642        16,003
        3/31/2004                        19996            20,796        16,133
        4/30/2004                        19801            20,255        15,771
        5/31/2004                        19687            20,174        15,623
        6/30/2004                        19822            20,288        15,764
        7/31/2004                        19961            20,489        15,923
        8/31/2004                        20127            20,880        16,243
        9/30/2004                        20264            20,937        16,433
       10/31/2004                        20539            21,112        16,703

* SOURCES: THOMSON FINANCIAL; BLOOMBERG, L.P. A $10,000 HYPOTHETICAL INVESTMENT IN THE FUND'S CLASS A SHARES ON 1/23/98 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $14,646 ON OCTOBER 31, 2004; $13,949 INCLUDING SALES CHARGE. AN INVESTMENT IN THE FUND'S CLASS C SHARES ON 5/25/94 AT NET ASSET VALUE WOULD HAVE BEEN WORTH $20,752 ON OCTOBER 31, 2004. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR CLASSIFICATION. THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

FOREIGN POSITIONS

By total net assets. Positions are in Local Currency unless otherwise noted.

Slovakia                        7.8%
Euro                            7.8
Indonesia**                     6.3
Korea                           4.5
Poland                          4.0
Brazil**                        2.7
Turkey                          2.5
Colombia                        2.0
Mexico                          1.9
Botswana                        1.7
Thailand                        1.6
India                           1.4
Canada                          1.0
Taiwan                          0.7
Japan**                         0.4
Germany*                        0.4
Morocco*                        0.1
Philippines*                    0.1

   *Position is in Hard Currency.
   **Position is in Local Currency.

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2004
FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 EATON VANCE STRATEGIC INCOME FUND

                             BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                                    (5/1/04)              (10/31/04)               (5/1/04-10/31/04)
----------------------------------------------------------------------------------------------------------
Actual
Class A                           $ 1,000.00              $  1041.00                   $ 5.28
Class B                           $ 1,000.00              $  1037.30                   $ 8.96
Class C                           $ 1,000.00              $  1036.70                   $ 9.11

Hypothetical
(5% return before expenses)
Class A                           $ 1,000.00              $ 1,020.00                   $ 5.23
Class B                           $ 1,000.00              $ 1,016.30                   $ 8.87
Class C                           $ 1,000.00              $ 1,016.20                   $ 9.02

* Expenses are equal to the Fund's annualized expense ratio of 1.03% for Class A shares, 1.75% for Class B shares and 1.78% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of the Fund and the Portfolios.

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2004

ASSETS

Investment in Strategic Income Portfolio, at value
   (identified cost, $327,051,402)                                       $      323,944,318
Investment in High Income Portfolio, at value
   (identified cost, $68,340,113)                                                71,955,626
Investment in Floating Rate Portfolio, at value
   (identified cost, $61,859,224)                                                62,006,027
Receivable for Fund shares sold                                                   1,952,344
-------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $      459,858,315
-------------------------------------------------------------------------------------------

LIABILITIES

Dividends payable                                                        $        1,289,375
Payable for Fund shares redeemed                                                  1,230,908
Payable to affiliate for distribution and service fees                               87,750
Payable to affiliate for Trustees' fees                                                 219
Accrued expenses                                                                    107,661
-------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $        2,715,913
-------------------------------------------------------------------------------------------
NET ASSETS                                                               $      457,142,402
-------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $      493,985,616
Accumulated net realized loss from Portfolios (computed on
   the basis of identified cost)                                                (38,177,118)
Undistributed net investment income                                                 678,672
Net unrealized appreciation from Portfolios (computed on the basis of
   identified cost)                                                                 655,232
-------------------------------------------------------------------------------------------
TOTAL                                                                    $      457,142,402
-------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $      162,022,295
SHARES OUTSTANDING                                                               20,177,877
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $             8.03
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 95.25 of $8.03)                                       $             8.43
-------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $      191,765,450
SHARES OUTSTANDING                                                               25,229,091
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $             7.60
-------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $      103,354,657
SHARES OUTSTANDING                                                               10,757,888
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $             9.61
-------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Interest allocated from Portfolios (net of foreign taxes, $70,590)       $       19,018,804
Dividends allocated from Portfolios                                                 148,575
Expenses allocated from Portfolios                                               (2,690,484)
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS                                    $       16,476,895
-------------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                              $            3,222
Distribution and service fees
   Class A                                                                          284,081
   Class B                                                                        2,031,808
   Class C                                                                          900,720
Transfer and dividend disbursing agent fees                                         370,697
Registration fees                                                                    66,169
Legal and accounting services                                                        63,926
Printing and postage                                                                 43,677
Custodian fee                                                                        35,640
Miscellaneous                                                                        12,781
-------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $        3,812,721
-------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $       12,664,174
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIOS

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $        7,317,959
   Financial futures contracts                                                   (1,683,509)
   Swap contracts                                                                 2,394,688
   Foreign currency and forward foreign currency
      exchange contract transactions                                              5,441,935
-------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $       13,471,073
-------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $       (3,472,083)
   Financial futures contracts                                                    2,291,787
   Swap contracts                                                                   403,993
   Foreign currency and forward foreign currency exchange contracts                 561,558
-------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $         (214,745)
-------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $       13,256,328
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $       25,920,502
-------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                 YEAR ENDED           YEAR ENDED
IN NET ASSETS                                                       OCTOBER 31, 2004     OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                            $      12,664,174    $     10,111,371
   Net realized gain from investments, financial
      futures contracts, swap contracts and
      foreign currency and forward foreign
      currency exchange contract transactions                              13,471,073          11,213,078
   Net change in unrealized appreciation
      (depreciation) from investments, financial
      futures contracts, swap contracts, foreign
      currency and forward foreign currency
      exchange contracts                                                     (214,745)         17,482,317
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $      25,920,502    $     38,806,766
---------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                       $      (8,741,465)   $     (2,334,579)
      Class B                                                             (14,413,024)        (14,878,342)
      Class C                                                              (6,339,755)         (4,266,210)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 $     (29,494,244)   $    (21,479,131)
---------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                       $      90,770,693    $     36,999,852
      Class B                                                              58,964,653          65,385,912
      Class C                                                              45,837,605          38,018,958
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                               4,726,882           1,142,873
      Class B                                                               5,416,182           4,836,578
      Class C                                                               3,087,539           2,076,591
   Cost of shares redeemed
      Class A                                                             (30,475,986)         (8,217,001)
      Class B                                                             (38,918,733)        (39,316,527)
      Class C                                                             (18,888,221)        (14,671,975)
   Net asset value of shares exchanged
      Class A                                                              49,615,502                  --
      Class B                                                             (49,615,502)                 --
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                               $     120,520,614    $     86,255,261
---------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                          $     116,946,872    $    103,582,896
---------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                $     340,195,530    $    236,612,634
---------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $     457,142,402    $    340,195,530
---------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (OVERDISTRIBUTED)
NET INVESTMENT INCOME

AT END OF YEAR                                                      $         678,672    $        (65,257)
---------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                       CLASS A
                                                        ----------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------------
                                                          2004(1)        2003(1)      2002(1)(2)       2001(1)         2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    8.100     $    7.550     $    8.030     $    8.360     $    9.110
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $    0.286     $    0.336     $    0.504     $    0.705     $    0.795
Net realized and unrealized gain (loss)                      0.273          0.883         (0.286)        (0.250)        (0.698)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $    0.559     $    1.219     $    0.218     $    0.455     $    0.097
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $   (0.629)    $   (0.669)    $   (0.670)    $   (0.723)    $   (0.847)
From paid-in capital                                            --             --         (0.028)        (0.062)            --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $   (0.629)    $   (0.669)    $   (0.698)    $   (0.785)    $   (0.847)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    8.030     $    8.100     $    7.550     $    8.030     $    8.360
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               7.18%         16.65%          2.68%          5.69%          0.88%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $  162,022     $   48,738     $   17,418     $   12,352     $   10,350
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                1.06%          1.11%          1.17%          1.21%          1.19%
   Expenses after custodian fee reduction(4)                  1.06%          1.11%          1.17%          1.21%          1.19%
   Net investment income                                      3.57%          4.19%          6.39%          8.63%          8.83%
Portfolio Turnover of the Strategic Income Portfolio            55%            71%            63%            54%            49%
Portfolio Turnover of the High Income Portfolio                 80%           122%            88%            --             --
Portfolio Turnover of the Floating Rate Portfolio               67%            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.095, decrease net realized and unrealized loss per share by $0.095 and decrease the ratio of net investment income to average net assets from 7.58% to 6.39%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.

                        See notes to financial statements

                                                                                       CLASS B
                                                        ----------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------------
                                                          2004(1)        2003(1)      2002(1)(2)       2001(1)         2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    7.660     $    7.150     $    7.600     $    7.910     $    8.610
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $    0.224     $    0.269     $    0.425     $    0.607     $    0.674
Net realized and unrealized gain (loss)                      0.254          0.817         (0.272)        (0.241)        (0.651)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $    0.478     $    1.086     $    0.153     $    0.366     $    0.023
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $   (0.538)    $   (0.576)    $   (0.575)    $   (0.614)    $   (0.723)
From paid-in capital                                            --             --         (0.028)        (0.062)            --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $   (0.538)    $   (0.576)    $   (0.603)    $   (0.676)    $   (0.723)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    7.600     $    7.660     $    7.150     $    7.600     $    7.910
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               6.47%         15.61%          1.96%          4.82%          0.07%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $  191,765     $  217,341     $  173,780     $  163,261     $  152,535
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                1.81%          1.86%          1.93%          1.96%          1.98%
   Expenses after custodian fee reduction(4)                  1.81%          1.86%          1.93%          1.96%          1.98%
   Net investment income                                      2.95%          3.57%          5.68%          7.83%          7.99%
Portfolio Turnover of the Strategic Income Portfolio            55%            71%            63%            54%            49%
Portfolio Turnover of the High Income Portfolio                 80%           122%            88%            --             --
Portfolio Turnover of the Floating Rate Portfolio               67%            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.090, decrease net realized and unrealized loss per share by $0.090 and decrease the ratio of net investment income to average net assets from 6.86% to 5.68%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.

                        See notes to financial statements

                                                                                        CLASS C
                                                        ----------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------------
                                                          2004(1)        2003(1)      2002(1)(2)       2001(1)         2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.690     $    9.040     $    9.610     $    9.990     $   10.870
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                   $    0.277     $    0.337     $    0.538     $    0.773     $    0.850
Net realized and unrealized gain (loss)                      0.324          1.041         (0.346)        (0.304)        (0.826)
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                            $    0.601     $    1.378     $    0.192     $    0.469     $    0.024
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                              $   (0.681)    $   (0.728)    $   (0.734)    $   (0.787)    $   (0.904)
From paid-in capital                                            --             --         (0.028)        (0.062)            --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                     $   (0.681)    $   (0.728)    $   (0.762)    $   (0.849)    $   (0.904)
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    9.610     $    9.690     $    9.040     $    9.610     $    9.990
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                               6.45%         15.68%          1.95%          4.90%          0.02%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $  103,355     $   74,117     $   45,414     $   44,603     $   40,023
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                1.81%          1.86%          1.93%          1.96%          2.00%
   Expenses after custodian fee reduction(4)                  1.81%          1.86%          1.93%          1.96%          2.00%
   Net investment income                                      2.89%          3.53%          5.69%          7.89%          7.94%
Portfolio Turnover of the Strategic Income Portfolio            55%            71%            63%            54%            49%
Portfolio Turnover of the High Income Portfolio                 80%           122%            88%            --             --
Portfolio Turnover of the Floating Rate Portfolio               67%            --             --             --             --
------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.113, decrease net realized and unrealized loss per share by $0.113 and decrease the ratio of net investment income to average net assets from 6.88% to 5.69%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.

                        See notes to financial statements

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund is structured as a fund-of-funds and currently invests all of its investable assets in interests in three Portfolios: Strategic Income Portfolio, High Income Portfolio, and Floating Rate Portfolio (the Portfolios), which are New York Trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio, High Income Portfolio, and Floating Rate Portfolio (99.9%, 5.6%, and 1.2%, respectively, at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio and Floating Rate Portfolio. A copy of the financial statements of High Income Portfolio and Floating Rate Portfolio are available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Strategic Income Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Investments listed on securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Investments listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and ask prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Floating Rate Portfolio's valuation policies are as follows: Investments in interests in senior floating rate loans (Senior Loans) determined by the adviser to be liquid are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by the adviser under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair valued securities are marked daily as well. Non-loan Portfolio holdings (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2004, the Fund, for Federal income tax purposes, had a capital loss carryover of $37,557,182 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2006 ($1,984,147), October 31, 2007 ($7,933,008), October 31, 2009
   ($9,854,300), October 31, 2010 ($14,208,464), October 31, 2011 ($1,234,272)
   and October 31, 2012 ($2,342,991). At October 31, 2004, the amount of the tax basis capital loss carryforward differed from the accumulated net realized loss due primarily to the timing of recording gain/loss on certain futures contracts.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended October 31, 2004, no credits were used to reduce the Fund's custodian fee.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  DISTRIBUTIONS TO SHAREHOLDERS

   The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of distributions paid for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                                                            YEAR ENDED OCTOBER 31,
                                                                    -------------------------------------
                                                                           2004                2003
   ------------------------------------------------------------------------------------------------------
   Distributions declared from:
   Ordinary income                                                  $      29,494,244   $      21,479,131

   During the year ended October 31, 2004, accumulated overdistributed net investment income was decreased by $17,573,999, accumulated net realized loss was increased by $18,243,543 and paid-in capital was increased by $669,544, primarily due to differences between book and tax accounting for futures, swaps, and foreign currency transactions; amortization/accretion; and paydown losses. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed ordinary income                                         $        5,384,473
   Capital loss carryforwards                                                   (37,557,182)

   The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for amortization, accretion, forward currency contracts and swap contracts and the timing of recognizing distributions to shareholders.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                        YEAR ENDED OCTOBER 31,
                                                                    ------------------------------
   CLASS A                                                              2004                2003
   -----------------------------------------------------------------------------------------------
   Sales                                                            11,264,577           4,600,754
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                                    590,344             142,606
   Redemptions                                                      (3,805,406)         (1,028,743)
   Exchange from Class B shares                                      6,108,174                  --
   -----------------------------------------------------------------------------------------------
   NET INCREASE                                                     14,157,689           3,714,617
   -----------------------------------------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31,
                                                                    ------------------------------
   CLASS B                                                              2004               2003
   -----------------------------------------------------------------------------------------------
   Sales                                                              7,732,706          8,645,301
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                                     711,284            639,463
   Redemptions                                                       (5,121,629)        (5,228,731)
   Exchange to Class A shares                                        (6,452,600)                --
   -----------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                                           (3,130,239)         4,056,033
   -----------------------------------------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31,
                                                                    ------------------------------
   CLASS C                                                              2004                2003
   -----------------------------------------------------------------------------------------------
   Sales                                                              4,752,598          3,953,399
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                                     321,344            217,482
   Redemptions                                                       (1,966,332)        (1,544,901)
   -----------------------------------------------------------------------------------------------
   NET INCREASE                                                       3,107,610          2,625,980
   -----------------------------------------------------------------------------------------------

4  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations (see Note 5). EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2004, EVM earned $28,179 in sub-transfer agent fees. The Fund was informed that EVD, a subsidiary of EVM and the Fund's principal underwriter, received $84,551 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD, amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 2004, the Fund paid or accrued $1,523,856 and $675,540, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $33,551,000 and $8,009,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for the fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales and commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended October 31, 2004 amounted to $284,081, $507,952, and $225,180 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $544,000 and $21,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 2004, aggregated $195,245,483 and $168,992,839, respectively. There were no increases or decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2004. Increases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2004 aggregated $61,000,000.

8  INVESTMENT IN PORTFOLIOS

   For the year ended October 31, 2004, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                           STRATEGIC           HIGH            FLOATING
                                             INCOME           INCOME             RATE
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO           TOTAL
   ----------------------------------------------------------------------------------------------------------
   Interest income (net of foreign
     taxes of $70,590, $0, $0
     and $70,590, respectively)         $    11,765,828   $     6,163,157   $     1,089,819   $    19,018,804
   Dividend income                               47,714           100,861                --           148,575
   Expenses                                  (2,135,571)         (399,268)         (155,645)       (2,690,484)
   ----------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                $     9,677,971   $     5,864,750   $       934,174   $    16,476,895
   ----------------------------------------------------------------------------------------------------------
   Net realized gain (loss) --
      Investment transactions           $     6,497,974   $       897,010   $       (77,025)  $     7,317,959
      Financial futures contracts            (1,683,509)               --                --        (1,683,509)
      Swap contracts                          2,392,613                --             2,075         2,394,688
      Foreign currency and
        forward foreign
        currency exchange
        contract transactions                 5,459,766           (17,831)               --         5,441,935
   ----------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN (LOSS)             $    12,666,844   $       879,179   $       (74,950)  $    13,471,073
   ----------------------------------------------------------------------------------------------------------
   Change in unrealized
     appreciation (depreciation)
      Investments                       $    (4,994,226)  $     1,375,691   $       146,452   $    (3,472,083)
      Financial futures contracts             2,291,787                --                --         2,291,787
      Swap contracts                            403,642                --               351           403,993
      Foreign currency
        and forward
        foreign currency
        exchange contracts                      564,553            (2,995)               --           561,558
   ----------------------------------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED
     APPRECIATION (DEPRECIATION)        $    (1,734,244)  $     1,372,696   $       146,803   $      (214,745)
   ----------------------------------------------------------------------------------------------------------

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE STRATEGIC INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2004

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2004
FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

STRATEGIC INCOME PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

BONDS & NOTES -- 80.9%

SECURITY                                                  PRINCIPAL            U.S. $ VALUE
-------------------------------------------------------------------------------------------------
INDONESIA -- 2.2%

APP Finance VI, 0.00%, 11/18/12(1)(2)                     $        4,000,000   $          170,000
APP Finance VII, 3.50%, 4/30/03(1)(2)                              2,000,000              175,000
DGS International Finance, 10.00%, 6/1/07(2)                       2,000,000               50,000
Indah Kiat Finance Mauritius, Sr. Unsec. Notes,
10.00%, 7/1/07(2)                                                  1,000,000              530,000
Indah Kiat International Finance,
12.50%, 6/15/06(2)                                                 1,000,000              620,000
Indonesia Recapital, 14.00%, 6/15/09                   IDR    45,000,000,000            5,641,690
-------------------------------------------------------------------------------------------------
TOTAL INDONESIA
   (IDENTIFIED COST $12,053,371)                                               $        7,186,690
-------------------------------------------------------------------------------------------------

MOROCCO -- 0.2%

Snap Ltd., 11.50%, 1/29/09                             DEM           895,905   $          564,478
-------------------------------------------------------------------------------------------------
TOTAL MOROCCO
   (IDENTIFIED COST $455,860)                                                  $          564,478
-------------------------------------------------------------------------------------------------

PHILIPPINES -- 0.1%

Bayan Telecommunications, 13.50%, 7/15/06(2)(3)           $        2,000,000   $          400,000
-------------------------------------------------------------------------------------------------
TOTAL PHILIPPINES
   (IDENTIFIED COST $1,917,237)                                                $          400,000
-------------------------------------------------------------------------------------------------

UNITED STATES -- 78.4%

CORPORATE BONDS & NOTES -- 2.0%

Baltimore Gas and Electric, 6.73%, 6/12/12                $          400,000   $          450,383
BellSouth Capital Funding, 6.04%, 11/15/26                           300,000              318,809
Coca-Cola Enterprise, 7.00%, 10/1/26                                 375,000              445,535
Eaton Corp., 8.875%, 6/15/19                                         500,000              679,898
Ford Holdings, 9.30%, 3/1/30                                       1,000,000            1,135,821
General Motors Acceptance Corp., 8.875%, 6/1/10                    1,000,000            1,164,592
Ingersoll-Rand Co., 6.48%, 6/1/25                                  1,050,000            1,159,541
US Bancorp, 7.50%, 6/1/26                                            840,000            1,029,920
Willamette Industries, 7.35%, 7/1/26                                  50,000               57,569
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES
   (IDENTIFIED COST, $5,772,673)                                               $        6,442,068
-------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.9%

Federal Home Loan Mortgage Corp.,
Series 1548, Class Z, 7.00%, 7/15/23                      $        1,784,231   $        1,896,648
Federal Home Loan Mortgage Corp.,
Series 1817, Class Z, 6.50%, 2/15/26                               1,456,141            1,530,027
Federal Home Loan Mortgage Corp.,
Series 1927, Class ZA, 6.50%, 1/15/27                              5,620,931            5,906,143
Federal Home Loan Mortgage Corp.,
Series 4, Class D, 8.00%, 12/25/22                                 1,442,216            1,570,362
Federal National Mortgage Association,
Series 1993-104, Class ZB, 6.50%, 7/25/23                          1,959,628            2,055,998
Federal National Mortgage Association,
Series 1993-141, Class Z, 7.00%, 8/25/23                           4,489,688            4,772,216
Federal National Mortgage Association,
Series 1993-16, Class Z, 7.50%, 2/25/23                            5,957,943            6,410,991
Federal National Mortgage Association,
Series 1993-79, Class PL, 7.00%, 6/25/23                           4,008,907            4,261,804
Federal National Mortgage Association,
Series 1994-63, Class PJ, 7.00%, 12/25/23                         10,755,000           11,325,918
Federal National Mortgage Association,
Series 1994-79, Class Z, 7.00%, 4/25/24                            5,354,023            5,693,452
Federal National Mortgage Association,
Series 1994-89, Class ZQ, 8.00%, 7/25/24                           3,318,672            3,609,441
Federal National Mortgage Association,
Series 1996-35, Class Z, 7.00%, 7/25/26                            1,382,277            1,469,909
Federal National Mortgage Association,
Series 2000-49, Class A, 8.00%, 3/18/27                            4,561,690            4,964,218
Federal National Mortgage Association,
Series 2001-37, Class GA, 8.00%, 7/25/16                           1,913,607            2,083,639
Government National Mortgage Association,
Series 2001-35, Class K, 6.45%, 10/25/23                           1,175,000            1,236,089
Government National Mortgage Association,
Series 2002-48, Class OC, 6.00%, 9/16/30                           5,000,000            5,227,140
Merrill Lynch Trust,
Series 45, Class Z, 9.10%, 9/20/20                                 3,405,587            3,592,183
-------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (IDENTIFIED COST, $66,543,753)                                              $       67,606,178
-------------------------------------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 54.9%

Federal Home Loan Mortgage Corp.:
  6.00% with maturity at 2024                             $       11,529,556   $       12,030,538
  6.50% with various maturities to 2024                            8,390,124            8,863,205
  7.00% with various maturities to 2024                            5,954,202            6,369,426
  7.31% with maturity at 2026                                        993,755            1,071,895
  7.50% with various maturities to 2026                           22,941,902           24,852,341
  7.95% with maturity at 2022                                      1,492,099            1,647,607
  8.00% with various maturities to 2021                              750,651              797,480
  8.15% with maturity at 2021                                      1,262,601            1,329,654
  8.30% with maturity at 2021                                        758,317              844,212

                       See notes to financial statements

SECURITY                                                  PRINCIPAL            U.S. $ VALUE
-------------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)

  8.47% with maturity at 2018                             $          841,843   $          937,483
  8.50% with various maturities to 2028                            6,314,792            7,037,825
  9.00% with various maturities to 2027                            3,153,470            3,538,302
  9.25% with various maturities to 2016                              697,024              747,243
  9.50% with various maturities to 2027                            1,217,018            1,375,625
  9.75% with various maturities to 2020                              155,219              171,618
  10.00% with various maturities to 2025                           1,487,800            1,724,513
  10.25% with maturity at 2013                                       382,823              418,049
  10.50% with various maturities to 2021                           1,825,210            2,159,777
  11.00% with various maturities to 2019                           3,300,652            3,890,238
  11.25% with maturity at 2010                                        34,148               38,544
  12.50% with various maturities to 2019                             431,342              515,342
  12.75% with maturity at 2013                                        28,600               33,289
  13.25% with maturity at 2013                                         5,197                6,203
  13.50% with maturity at 2019                                        45,528               53,784
-------------------------------------------------------------------------------------------------
                                                                               $       80,454,193
-------------------------------------------------------------------------------------------------
Federal National Mortgage Association:
  6.50% with various maturities to 2028                   $       12,395,518   $       13,075,939
  7.00% with various maturities to 2024                            3,299,100            3,534,972
  7.50% with various maturities to 2026                            9,762,826           10,551,017
  8.00% with various maturities to 2026                           17,116,755           18,780,593
  8.50% with various maturities to 2026                              978,781            1,053,987
  8.906% with maturity at 2010                                       457,237              494,735
  9.00% with various maturities to 2024                            2,534,670            2,827,353
  9.033% with maturity at 2028                                     3,559,545            3,988,691
  9.50% with various maturities to 2030                            5,798,270            6,576,754
  10.50% with maturity at 2020                                       379,686              450,969
  11.00% with various maturities to 2025                             386,395              454,074
  11.50% with maturity at 2019                                       327,940              387,961
  12.00% with maturity at 2015                                       189,346              226,001
  12.50% with maturity at 2015                                     1,041,341            1,245,320
  12.75% with maturity at 2014                                        65,529               81,237
  13.00% with various maturities to 2015                             426,156              518,419
  13.50% with various maturities to 2015                             201,637              240,725
  14.75% with maturity at 2012                                       659,165              818,433
-------------------------------------------------------------------------------------------------
                                                                               $       65,307,180
-------------------------------------------------------------------------------------------------
Government National Mortgage Association:
  7.00% with various maturities to 2024                   $        6,373,125   $        6,823,012
  7.50% with various maturities to 2028                            8,295,573            8,988,581
  7.75% with maturity at 2019                                        147,459              162,014
  8.00% with various maturities to 2023                            3,456,626            3,792,288
  8.30% with various maturities to 2020                              747,660              827,540
  8.50% with various maturities to 2021                              611,966              670,915
  9.00% with various maturities to 2025                            2,323,421            2,605,091
  9.50% with various maturities to 2026                            6,589,363            7,512,114
  12.50% with maturity at 2019                                       485,622              581,816
  13.50% with maturity at 2014                                        30,529               38,293
-------------------------------------------------------------------------------------------------
                                                                               $       32,001,664
-------------------------------------------------------------------------------------------------
TOTAL MORTGAGE PASS-THROUGHS
  (IDENTIFIED COST, $177,807,617)                                              $      177,763,037
-------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

U.S. TREASURY OBLIGATIONS -- 0.6%

United States Treasury Bond,
7.875%, 2/15/21(4)--
(identified cost, $1,841,178)                             $        1,500,000   $        2,049,435
-------------------------------------------------------------------------------------------------
TOTAL UNITED STATES
  (IDENTIFIED COST $251,965,221)                                               $      253,860,718
-------------------------------------------------------------------------------------------------
TOTAL BONDS & NOTES
  (IDENTIFIED COST, $266,391,689)                                              $      262,011,886
-------------------------------------------------------------------------------------------------

COMMON STOCKS -- 0.1%

SECURITY                                                            SHARES     VALUE
-------------------------------------------------------------------------------------------------
INDONESIA -- 0.1%

BUSINESS SERVICES -- 0.1%

APP China(5)(6)                                                        8,000   $          310,000
-------------------------------------------------------------------------------------------------
                                                                               $          310,000
-------------------------------------------------------------------------------------------------
TOTAL INDONESIA
  (IDENTIFIED COST $1,522,636)                                                 $          310,000
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (IDENTIFIED COST $1,522,636)                                                 $          310,000
-------------------------------------------------------------------------------------------------

AUCTION-RATE SECURITIES(7) -- 5.9%

SECURITY                                                            SHARES     VALUE
-------------------------------------------------------------------------------------------------
Calamos Convertible Opportunities and Income Fund,
Series F, 1.90%                                                           76   $        1,900,000
Calamos Convertible Opportunities and Income Fund,
Series F7, 1.90%                                                          80            2,000,000
Calamos Convertible Opportunities and Income Fund,
Series TH7, 1.90%                                                         58            1,450,000
Cohen & Steers Advantage Income Realty Fund,
Inc., 1.88%                                                               74            1,850,000
Cohen & Steers Quality Income Realty Fund,
Inc., 1.90%                                                               80            2,000,000
Cohen & Steers REIT & Preferred Income Fund,
Inc., 1.90%                                                              114            2,850,000
Flaherty & Crumrine/Claymore Preferred Securities
Income Fund, Inc., 1.87%                                                  40            1,000,000

                       See notes to financial statements

SECURITY                                                            SHARES     VALUE
-------------------------------------------------------------------------------------------------
ING Prime Rate Trust, 1.86%                                               10   $          250,000
John Hancock Preferred Income Fund III, 1.88%                             80            2,000,000
Pioneer High Income Trust, 1.90%                                         151            3,775,000
-------------------------------------------------------------------------------------------------
                                                                               $       19,075,000
-------------------------------------------------------------------------------------------------
TOTAL AUCTION RATE SECURITIES
   (IDENTIFIED COST $19,075,000)                                               $       19,075,000
-------------------------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                                            SHARES     VALUE
-------------------------------------------------------------------------------------------------
INDONESIA -- 0.0%

Asia Pulp and Paper(5)(6)                                              2,000   $                0
-------------------------------------------------------------------------------------------------
                                                                               $                0
-------------------------------------------------------------------------------------------------
TOTAL INDONESIA
   (IDENTIFIED COST $0)                                                        $                0
-------------------------------------------------------------------------------------------------
TOTAL WARRANTS
   (IDENTIFIED COST $0)                                                        $                0
-------------------------------------------------------------------------------------------------

COMMERCIAL PAPER -- 12.3%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)      VALUE
-------------------------------------------------------------------------------------------------
Autobahn Funding Co., 1.855%, 11/3/04                     $           20,000   $       19,997,939
Millstone Funding Corp., 1.87%, 11/3/04                                5,000            4,999,481
Mortgage & Realty Trust, 1.90%, 11/1/04                               15,000           15,000,000
-------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $39,997,420)                                            $       39,997,420
-------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.5%

SECURITY                                                  PRINCIPAL            VALUE
-------------------------------------------------------------------------------------------------
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                            $        1,555,000   $        1,555,000
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $1,555,000)                                             $        1,555,000
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
   (IDENTIFIED COST $328,541,745)                                              $      322,949,306
-------------------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES -- 0.3%                                         $          995,026
-------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                           $      323,944,332
-------------------------------------------------------------------------------------------------

DEM - Deutsche Mark
IDR - Indonesian Rupiah
(1)  Convertible bond.
(2)  Defaulted security.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate value of the securities is $400,000 or 0.1% of the Portfolio's net assets.
(4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(5) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(6)  Non-income producing security.
(7) Represents preferred shares of a closed-end management investment company. Dividend rates reset every seven days.

                       See notes to financial statements

STRATEGIC INCOME PORTFOLIO as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $328,541,745)                              $    322,949,306
Cash                                                                                        486,609
Receivable for investments sold                                                              51,952
Receivable for open swap contracts                                                        1,421,613
Interest and dividends receivable                                                         1,959,256
Receivable for open forward foreign currency contracts                                    1,833,799
Receivable for daily variation margin on open financial futures contracts                    31,526
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $    328,734,061
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                  $      3,900,000
Payable for open forward foreign currency contracts                                         353,783
Payable for open swap contracts                                                             488,017
Payable to affiliate for Trustees' fees                                                       1,171
Accrued expenses                                                                             46,758
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $      4,789,729
---------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                          $    323,944,332
---------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                            $    327,051,416
Net unrealized depreciation (computed on the basis of identified cost)                   (3,107,084)
---------------------------------------------------------------------------------------------------
TOTAL                                                                              $    323,944,332
---------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Interest (net of foreign taxes, $70,590)                                           $     11,765,829
Dividends                                                                                    47,714
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            $     11,813,543
---------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                             $      1,430,022
Administration fee                                                                          467,758
Trustees' fees and expenses                                                                  15,891
Custodian fee                                                                               120,133
Legal and accounting services                                                                92,018
Miscellaneous                                                                                10,418
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $      2,136,240
---------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                                      $            669
---------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $            669
---------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $      2,135,571
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                              $      9,677,972
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $      6,497,974
   Financial futures contracts                                                           (1,683,509)
   Swap contracts                                                                         2,392,613
   Foreign currency and forward foreign currency exchange
      contract transactions                                                               5,459,766
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $     12,666,844
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $     (4,994,226)
   Financial futures contracts                                                            2,291,787
   Swap contracts                                                                           403,642
   Foreign currency and forward foreign currency exchange contracts                         564,553
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     (1,734,244)
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     10,932,600
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     20,610,572
---------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                 YEAR ENDED              YEAR ENDED
IN NET ASSETS                                                       OCTOBER 31, 2004        OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                            $          9,677,972    $          7,514,538
   Net realized gain from investments,
      financial futures contracts,
      swap contracts and foreign currency
      and forward foreign currency exchange
      contract transactions                                                   12,666,844               9,049,670
   Net change in unrealized appreciation
      (depreciation) from investments,
      financial futures contracts,
      swap contracts, foreign currency and
      forward foreign currency
      exchange contracts                                                      (1,734,244)              8,805,267
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $         20,610,572    $         25,369,475
----------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                    $        195,245,483    $        139,366,724
   Withdrawals                                                              (168,992,839)            (78,107,725)
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                             $         26,252,644    $         61,258,999
----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                          $         46,863,216    $         86,628,474
----------------------------------------------------------------------------------------------------------------

NET ASSETS
----------------------------------------------------------------------------------------------------------------
At beginning of year                                                $        277,081,116    $        190,452,642
----------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $        323,944,332    $        277,081,116
----------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA


                                                                               YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------------------------------------
                                                             2004          2003        2002(1)         2001          2000
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                     0.68%         0.71%         0.77%         0.79%         0.83%
   Expenses after custodian fee reduction                       0.68%         0.71%         0.77%         0.79%         0.83%
   Net investment income                                        3.10%         3.36%         5.88%         8.10%         8.36%
Portfolio Turnover                                                55%           71%           63%           54%           49%
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                 6.97%        12.97%         5.25%           --            --
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                   $  323,944    $  277,081    $  190,453    $  179,492    $  154,712
----------------------------------------------------------------------------------------------------------------------------

(1) The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets from 7.32% to 5.88%. Ratios for the periods prior to October 31, 2001 have not been restated to reflect this change in presentation.
(2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

STRATEGIC INCOME PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2004, Eaton Vance Strategic Income Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than seasoned mortgage-backed, pass-through securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

   C GAINS AND LOSSES FROM INVESTMENT TRANSACTIONS -- Realized gains and losses from investment transactions are recorded on the basis of identified cost.

   D INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   E FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

   F WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   G FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   H WRITTEN OPTIONS -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   I FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

   J REVERSE REPURCHASE AGREEMENTS -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily.

   K TOTAL RETURN SWAPS -- The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

   L CREDIT DEFAULT SWAPS -- The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

   M EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credits used to reduce the Portfolio's custodian fees are reported separately as a reduction of total expenses in the Statement of Operations. For the year ended October 31, 2004, $669 in credits were used to reduce the Portfolio's custodian fee.

   N USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   O OTHER -- Investment transactions are accounted for on a trade date basis.

   P INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets (0.275% annually up to $500 million of average net assets) plus a percentage of gross income (i.e., income other than gains from the sale of investments and paydown gains/losses). Such percentages are reduced as average daily net assets and gross income exceed certain levels. For the year ended October 31, 2004, the fee was equivalent to 0.46% of the Portfolio's average net assets for such period and amounted to $1,430,022. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $467,758 for the year ended October 31, 2004.

   Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

4  INVESTMENT TRANSACTIONS

   The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2004, the Portfolio had invested approximately 2.52% of its net assets or approximately $8,151,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage backed securities, for the year ended October 31, 2004 were as follows:

   PURCHASES

   Investments (non-U.S. Government)                 $       55,287,342
   U.S. Government Securities                               122,044,729
   --------------------------------------------------------------------
                                                     $      177,332,071
   --------------------------------------------------------------------

   SALES

   Investments (non-U.S. Government)                 $       52,277,566
   U.S. Government Securities                               108,328,783
   --------------------------------------------------------------------
                                                     $      160,606,349
   --------------------------------------------------------------------

5  Financial Instruments

   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2004 is as follows:

   Forward Foreign Currency Exchange Contracts

   SALES

   SETTLEMENT                                                                             NET UNREALIZED
   DATE(S)         DELIVER                       IN EXCHANGE FOR                          DEPRECIATION
   -----------------------------------------------------------------------------------------------------
   11/26/04        Japanese Yen                  United States Dollar
                   541,800,000                   5,049,394                                $      (59,546)

   11/29/04        South African Rand            United States Dollar
                   35,440,000                    5,707,016                                       (24,732)
   -----------------------------------------------------------------------------------------------------
                                                                                          $      (84,278)
   -----------------------------------------------------------------------------------------------------

   PURCHASES

                                                                                          NET UNREALIZED
   SETTLEMENT                                                                             APPRECIATION
   DATE(S)         IN EXCHANGE FOR               DELIVER                                  (DEPRECIATION)
   -----------------------------------------------------------------------------------------------------
   11/29/04        Botswana Pula                 United States Dollar
                   35,617,171                    7,721,803                                $       63,399

   11/16/04        Brazilian Real                United States Dollar
                   12,800,000                    4,463,819                                        (7,873)

   11/15/04        Canadian Dollar               United States Dollar
                   5,700,000                     4,530,209                                       141,771

   11/04/04        Colombian Peso                United States Dollar
                   23,150,000,000                8,862,940                                       119,736

   11/15/04        Euro                          Hungarian Forint
                   3,505,487                     871,990,000                                     (40,211)

   11/22/04        Euro                          United States Dollar
                   24,550,000                    30,691,325                                      535,539

   11/08/04        Indonesian Rupiah             United States Dollar
                   190,000,000,000               20,780,925                                       84,896

                                                                                          NET UNREALIZED
   SETTLEMENT                                                                             APPRECIATION
   DATE(S)         IN EXCHANGE FOR               DELIVER                                  (DEPRECIATION)
   -----------------------------------------------------------------------------------------------------
   11/08/04        Indian Rupee                  United States Dollar
                   282,500,000                   6,138,635                                $       85,477

   11/08/04        Korean Won                    United States Dollar
                   18,456,000,000                16,015,967                                      465,253

   11/18/04        Mexican Peso                  United States Dollar
                   102,000,000                   8,954,438                                      (135,549)

   11/22/04        Polish Zloty                  Euro
                   47,222,000                    10,962,994                                      (85,872)

   12/17/04        Polish Zloty                  Euro
                   15,848,280                    3,600,000                                        57,497

   11/22/04        Slovakian Koruna              Euro
                   594,500,000                   14,854,330                                       26,938

   11/29/04        Slovakian Koruna              Euro
                   530,332,000                   13,246,378                                       23,278

   11/08/04        Thai Baht                     United States Dollar
                   306,000,000                   7,378,828                                        72,773

   11/17/04        Turkish Lira                  United States Dollar
                   6,420,000,000,000             4,208,456                                       111,087

   11/08/04        Taiwanese Dollar              United States Dollar
                   107,000,000                   3,158,205                                        46,155
   -----------------------------------------------------------------------------------------------------
                                                                                          $    1,564,294
   -----------------------------------------------------------------------------------------------------

   FUTURES CONTRACTS

                                                                                  NET UNREALIZED
   EXPIRATION                                   AGGREGATE                          APPRECIATION
   DATE(S)       CONTRACTS           POSITION   COST              VALUE           (DEPRECIATION)
   ---------------------------------------------------------------------------------------------
   12/04         35 Nikkei 225       Long       $  1,974,201       $   1,878,625     $   (95,576)

   12/04         18 DAX Index        Long          2,293,124           2,276,238         (16,886)

   12/04         458 U.S. Treasury
                 5 Year Note         Long         50,403,418          51,009,750         606,332

   12/04         23 Japan
                 10 Year Bond        Short        29,551,935          29,954,798        (402,863)
   ---------------------------------------------------------------------------------------------
                                                                                     $    91,007
   ---------------------------------------------------------------------------------------------

   At October 31, 2004, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

   The Portfolio has entered into a total return swap agreement with Lehman Brothers Special Financing whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR minus 0.25% on the notional amount of $10,000,000. In exchange, the Portfolio receives payments equal to the total returns on the Lehman Brothers U.S. Corporate High Yield Bond Index on the same notional amount. The value of the contract, which terminates on February 1, 2005 is recorded as a receivable for open swap contracts of $166,957 at October 31, 2004.

   The Portfolio has entered into a total return swap agreement with Lehman Brothers Special Financing whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR on the notional amount of $10,000,000. In exchange, the Portfolio receives payments equal to the total returns on the Lehman Brothers U.S. Corporate High Yield Bond Index on the same notional amount. The value of the contract, which terminates on March 1, 2005 is recorded as a receivable for open swap contracts of $164,805 at October 31, 2004.

   The Portfolio has entered into a total return swap agreement with Lehman Brothers Special Financing whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR plus 0.25% on the notional amount of $10,000,000. In exchange, the Portfolio receives payments equal to the total returns on the Lehman Brothers U.S. Corporate High Yield Bond Index on the same notional amount. The value of the contract, which terminates on December 1, 2004 is recorded as a receivable for open swap contracts of $162,652 at October 31, 2004.

   The Portfolio has entered into a total return swap agreement with Morgan Stanley & Co. International Limited with respect to 8,250 HSCE Futures contracts having a notional amount of HKD 32,399,168 whereby the Portfolio receives or makes monthly payments equal to the total returns on the Hang Seng China Enterprises Futures Index on the same notional amount. The value of the contract, which terminates on June 5, 2006 is recorded as a receivable for open swap contracts of $27,124 at October 31, 2004.

   The Portfolio has entered into a total return swap agreement with Morgan Stanley & Co. International Limited with respect to 81 KS200 Futures contracts having a notional amount of $3,645,000 whereby the Portfolio receives or makes quarterly payments equal to the total returns on the Kospi 200 Futures Index on the same notional amount. The value of the contract, which terminates on June 13, 2006 is recorded as a receivable for open swap contracts of $184,347 at October 31, 2004.

   The Portfolio has entered into a total return swap agreement with Morgan Stanley & Co. International Limited whereby the Portfolio makes monthly payments at a rate equal to the one-month LIBOR plus 0.55% on the notional amount of $6,818,702. In exchange, the Portfolio receives payments equal to the total returns on a basket of securities sold on the Istanbul Stock Exchange on the same notional amount. The value of the contract, which terminates on February 2, 2005 is recorded as a receivable for open swap contracts of $337,687 at October 31, 2004.

CREDIT DEFAULT SWAPS

---------------------------------------------------------------------------------------------------------------------
                                                                                                             NET
                                                                                                         UNREALIZED
NOTIONAL          EXPIRATION                                                                            APPRECIATION
AMOUNT            DATE                      DESCRIPTION                                                (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
5,000,000 USD     4/6/2009                  Agreement with JP Morgan Chase Bank dated                    $    (80,786)
                                            4/6/2004 to pay 3.60% per year times the
                                            notional amount. In exchange for that periodic
                                            payment, upon a default event in Turkey, JP
                                            Morgan Chase Bank agrees to pay the Portfolio
                                            the notional amount of the swap. To receive
                                            that payment, the Portfolio must deliver a
                                            bond (with par value equal to the notional
                                            amount of the swap) issued by Turkey to JP
                                            Morgan Chase Bank.

5,000,000 USD     4/6/2014                  Agreement with Morgan Stanley Capital Services                   (235,949)
                                            Inc. dated 4/6/2004 to pay 4.05% per year
                                            times the notional amount. In exchange for
                                            that periodic payment, upon a default event in
                                            Turkey, Morgan Stanley Capital Services Inc.
                                            agrees to pay the Portfolio the notional
                                            amount of the swap. To receive that payment,
                                            the Portfolio must deliver a bond (with par
                                            value equal to the notional amount of the
                                            swap) issued by Turkey to Morgan Stanley
                                            Capital Services Inc.

4,000,000 USD     1/29/2009                 Agreement with Morgan Stanley Capital Services                   (171,282)
                                            Inc. dated 1/29/2004 to pay 3.40% per year
                                            times the notional amount. In exchange for
                                            that periodic payment, upon a default event in
                                            Turkey, Morgan Stanley Capital Services Inc.
                                            agrees to pay the Portfolio the notional
                                            amount of the swap. To receive that payment,
                                            the Portfolio must deliver a bond (with par
                                            value equal to the notional amount of the
                                            swap) issued by Turkey to Morgan Stanley
                                            Capital Services Inc.

4,000,000 USD     7/20/2006                 Agreement with Morgan Stanley Capital Services                    178,679
                                            Inc. dated 7/16/2004 to receive 3.90% per year
                                            times the notional amount. In exchange for
                                            that periodic payment, upon a default event in
                                            Brazil, the Portfolio. agrees to pay Morgan
                                            Stanley Capital Services Inc. the notional
                                            amount of the swap. To receive that payment,
                                            Morgan Stanley Capital Services Inc. must
                                            deliver a bond (with par value equal to the
                                            notional amount of the swap) issued by Brazil
                                            to the Portfolio.

4,000,000 USD     8/20/2006                 Agreement with Credit Suisse First Boston                         199,362
                                            dated 7/28/2004 to receive 4.20% per year
                                            times the notional amount. In exchange for
                                            that periodic payment, upon a default event in
                                            Brazil, the Portfolio agrees to pay Credit
                                            Suisse First Boston the notional amount of the
                                            swap. To receive that payment, Credit Suisse
                                            First Boston must deliver a bond (with par
                                            value equal to the notional amount of the
                                            swap) issued by Brazil to the Portfolio.

6  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $  329,760,190
   --------------------------------------------------------
   Gross unrealized appreciation             $    2,756,363
   Gross unrealized depreciation                 (9,567,247)
   --------------------------------------------------------
   NET UNREALIZED DEPRECIATION               $   (6,810,884)
   --------------------------------------------------------

   The net unrealized appreciation on foreign currency, swaps, forwards and futures contracts at October 31, 2004 on a federal income tax basis was $903,652.

STRATEGIC INCOME PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS
OF STRATEGIC INCOME PORTFOLIO:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 2004, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 30, 2004

EATON VANCE STRATEGIC INCOME FUND
MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP), High Income Portfolio (HIP), Investment Grade Income Portfolio (IGIP) and Strategic Income Portfolio (SIP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM.

                                                                                       NUMBER OF
                      POSITION(S)                                                     PORTFOLIOS
                       WITH THE           TERM OF                                       IN FUND
                      TRUST AND          OFFICE AND                                     COMPLEX
     NAME AND            THE             LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
  DATE OF BIRTH       PORTFOLIOS         SERVICE         DURING PAST FIVE YEARS        TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes        Trustee     Trustee of the Trust  Chairman, President and          193               Director of EVC
11/9/41                             since 1991; of HIP   Chief Executive Officer of
                                    and SIP since 1992;  BMR, EVC, EVM and EV;
                                  of FRP and IGIP since  Director of EV; Vice
                                       2000 and BIP      President and Director of
                                        since 2001       EVD. Trustee and/or
                                                         officer of 193 registered
                                                         investment companies in
                                                         the Eaton Vance Fund
                                                         Complex. Mr. Hawkes is an
                                                         interested person because
                                                         of his positions with BMR,
                                                         EVM, EVC and EV, which are
                                                         affiliates of the Trust
                                                         and the Portfolios.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III   Trustee     Trustee of the Trust  Jacob H. Schiff Professor        193         Director of Tiffany & Co.
2/23/35                             since 1986; of HIP   of Investment Banking                      (specialty retailer) and Telect,
                                   and SIP since 1993;   Emeritus, Harvard                          Inc. (telecommunication services
                                  of FRP and IGIP since  University Graduate                                 company)
                                  2000 and of BIP since  School of Business
                                           2001          Administration.

William H. Park        Trustee          Since 2003       President and Chief              193                   None
9/19/47                                                  Executive Officer, Prizm
                                                         Capital Management, LLC
                                                         (investment management
                                                         firm) (since 2002).
                                                         Executive Vice President
                                                         and Chief Financial
                                                         Officer, United Asset
                                                         Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms)
                                                         (1982-2001).

Ronald A. Pearlman     Trustee          Since 2003       Professor of Law,                193                   None
7/10/40                                                  Georgetown University Law
                                                         Center (since 1999). Tax
                                                         Partner Covington &
                                                         Burling, Washington, DC
                                                         (1991-2000).

Norton H. Reamer       Trustee        Trustee of the     President, Chief Executive       193                   None
9/21/35                              Trust since 1986;   Officer and a Director of
                                      of HIP and SIP     Asset Management Finance
                                    since 1993; of FRP   Corp. (a specialty finance
                                    and IGIP since 2000  company serving the
                                     and of BIP since    investment management
                                           2001          industry) (since
                                                         October2003). President,
                                                         Unicorn Corporation (an
                                                         investment and financial
                                                         advisory services company)
                                                         (since September 2000).
                                                         Formerly, Chairman,
                                                         Hellman, Jordan Management
                                                         Co., Inc. (an investment
                                                         management company)
                                                         (2000-2003). Formerly,
                                                         Advisory Director of
                                                         Berkshire Capital
                                                         Corporation (investment
                                                         banking firm) (2002-2003).
                                                         Formerly Chairman of the
                                                         Board, United Asset
                                                         Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms) and
                                                         Chairman, President and
                                                         Director, UAM Funds (mutual
                                                         funds) (1980-2000).

Lynn A. Stout          Trustee        Trustee of the     Professor of Law,                193                   None
9/14/57                             Trust, HIP and SIP   University of California
                                    since 1998; of FRP   at Los Angeles School of
                                    and IGIP since 2000  Law (since July 2001).
                                     and of BIP since    Formerly, Professor of
                                           2001          Law, Georgetown
                                                         University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)             TERM OF
                                WITH THE             OFFICE AND
      NAME AND                TRUST AND THE           LENGTH OF                         PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH              PORTFOLIOS              SERVICE                          DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President of the Trust       Since 2002       Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                                                                Investment Officer of EVM and BMR and Director of EVC. Chief
                                                                       Executive Officer of Belair Capital Fund LLC, Belcrest
                                                                       Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital
                                                                       Fund LLC and Belrose Capital Fund LLC (private investment
                                                                       companies sponsored by EVM). Officer of 56 registered
                                                                       investment companies managed by EVM or BMR.

William H. Ahern, Jr.       Vice President of         Since 1995       Vice President of EVM and BMR. Officer of 78 registered
7/28/59                         the Trust                              investment companies managed by EVM or BMR.

Thomas J. Fetter            Vice President of         Since 1997       Vice President of EVM and BMR. Officer of 124 registered
8/20/43                         the Trust                              investment companies managed by EVM or BMR.

Thomas P. Huggins         Vice President of BIP    Of HIP since 2000   Vice President of EVM and BMR. Officer of 7 registered
3/7/66                           and HIP              and of BIP       investment companies managed by EVM or BMR.
                                                      since 2001

Elizabeth S. Kenyon         President of IGIP        Since 2002(2)     Vice President of EVM and BMR. Officer of 2 registered
9/8/54                                                                 investment companies managed by EVM or BMR.

Thomas H. Luster          Vice President of IGIP      Since 2002       Vice President of EVM and BMR. Officer of 16 registered
4/8/62                                                                 investment companies managed by EVM or BMR.

Michael R. Mach             Vice President of         Since 1999       Vice President of EVM and BMR. Previously, Managing Director
7/15/47                         the Trust                              and Senior Analyst for Robertson Stephens (1998-1999).
                                                                       Officer of 28 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh         Vice President of         Since 1998       Vice President of EVM and BMR. Officer of 124 registered
1/22/57                         the Trust                              investment companies managed by EVM or BMR.


Scott H. Page             Vice President of FRP       Since 2000       Vice President of EVM and BMR. Officer of 13 registered
11/30/59                                                               investment companies managed by EVM or BMR.

Duncan W. Richardson        Vice President of         Since 2001       Senior Vice President and Chief Equity Investment Officer of
10/26/57                        the Trust                              EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Walter A. Row, III          Vice President of         Since 2001       Director of Equity Research and a Vice President of EVM and
7/20/57                         the Trust                              BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Judith A. Saryan            Vice President of         Since 2003       Vice President of EVM and BMR. Previously, Portfolio Manager
8/21/54                         the Trust                              and Equity Analyst for State Street Global Advisers
                                                                       (1980-1999). Officer of 27 registered investment companies managed by EVM or BMR.

Susan Schiff              Vice President of the       Since 2002       Vice President of EVM and BMR. Officer of 27 registered
3/13/61                       Trust and SIP                            investment companies managed by EVM or BMR.

Payson F. Swaffield         President of FRP         Since 2002(2)     Vice President of EVM and BMR. Officer of 13 registered
8/13/56                                                                investment companies managed by EVM or BMR.

Mark S. Venezia             President of SIP         Since 2002(2)     Vice President of EVM and BMR. Officer of 4 registered
5/23/49                                                                investment companies managed by EVM or BMR.

Michael W. Weilheimer       President of BIP         Since 2002(2)     Vice President of EVM and BMR. Officer of 10 registered
2/11/61                          and HIP                               investment companies managed by EVM or BMR.

Alan R. Dynner                  Secretary          Of the Trust, HIP   Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                           and SIP since 1997; EVM, EVD, EV and EVC. Officer of 193 registered investment
                                                    of FRP and IGIP    companies managed by EVM or BMR.
                                                   since 2000 and of
                                                    BIP since 2001

William J. Austin,Jr.       Treasurer of IGIP        Since 2002(2)     Vice President of EVM and BMR. Officer of 54 registered
12/27/51                                                               investment companies managed by EVM or BMR.

                               POSITION(S)             TERM OF
                                WITH THE             OFFICE AND
      NAME AND                TRUST AND THE           LENGTH OF                         PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH              PORTFOLIOS              SERVICE                          DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Barbara E. Campbell       Treasurer of BIP,HIP,      Since 2002(2)     Vice President of EVM and BMR. Officer of 193 registered
6/19/57                        FRP and SIP                             investment companies managed by EVM or BMR.

James L. O'Connor         Treasurer of the Trust      Since 1989       Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                 registered investment companies managed by EVM or BMR.

Paul M. O'Neil           Chief Compliance Officer     Since 2004       Vice President of EVM and BMR. Officer of 193 registered
7/11/53                                                                investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.
(2) Prior to 2002, Ms. Kenyon served as Vice President of IGIP since 2001, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of SIP since 1992, Mr. Weilheimer served as Vice President of HIP since 1995, Ms. Campbell served as Assistant Treasurer of HIP since 1993, FRP since 2000 and SIP since 1998, and Mr. Austin served as Assistant Treasurer of IGIP since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                INVESTMENT ADVISER OF STRATEGIC INCOME PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

               ADMINISTRATOR OF EATON VANCE STRATEGIC INCOME FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                        EATON VANCE STRATEGIC INCOME FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

028-12/04                                                                  SISRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF EDWARD R. ALLEN, III]
Edward R. Allen, III
Portfolio Manager

[PHOTO OF THOMAS N. HUNT, III]
Thomas N. Hunt, III
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 14.01%, the result of an increase in net asset value (NAV) per share to $7.08 on October 31, 2004, from $6.21 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of 13.21% during the same period, the result of an increase in NAV per share to $6.77 from $5.98.(1)

- The Fund's Class C shares had a total return of 13.23% during the same period, the result of an increase in NAV per share to $6.76 from $5.97.(1)

- For comparison, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) -- a broad-based, unmanaged market index of international stocks - had a total return of 18.84% for the 12-month period ended October 31, 2004.(2)

   SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- For the year ended October 31, 2004, Tax-Managed International Equity Fund posted positive returns amidst a generally synchronized recovery in the major global economies. A decline in the dollar relative to major international currencies boosted investment returns overseas.

- Despite market volatility during the year and uncertainties over the war in Iraq, geopolitical turmoil, and the U.S. presidential election, strong growth in emerging markets and solid growth in Europe and the United States helped drive international equity returns to above-average levels. In addition, Japan finally reached a stage of self-sustaining economic growth for the first time in over a decade.

- At the beginning of the period, management had mostly completed the adjustment begun at the end of 2002 to bring the Portfolio more in line with the EAFE Index. The Fund underperformed the Index's 18.84% return for the 12 months ended October 31, 2004.(2)

- The Fund's underperformance of its benchmark index was primarily the result of the Portfolio's emphasis on large-capitalization, growth-style stocks in an environment in which smaller and mid-capitalization stocks with a value orientation generally outperformed.

- On May 17, 2004, Eagle Global Advisors, L.L.C., began serving as sub-adviser to the Portfolio and Edward R. Allen, III and Thomas N. Hunt, III, partners at Eagle, became portfolio managers. Effective the same date, the Fund and the Portfolio changed their names to Eaton Vance Tax-Managed International Equity Fund and Tax-Managed International Equity Portfolio, respectively.

- The Fund's new managers restructured the Portfolio in the second half of the period, adding an exposure to emerging markets and significantly reducing the total number of holdings in the Portfolio. Management reduced the Portfolio's Japanese and United Kingdom weightings and reallocated funds to Singapore, Hong Kong, Brazil, and Mexico -- all of which made positive contributions to relative returns. Emerging markets have seen strong gains due to economic growth spurred by record-high oil prices and higher commodity prices.

- Management believes that, after a few years of outperformance by small- and mid-capitalization value stocks, growth stocks may be poised to benefit from a continuation of the global economic recovery.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR
     CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. CLASS A SHARES ARE SUBJECT TO A 1% REDEMPTION FEE IF REDEEMED OR EXCHANGED WITHIN THREE MONTHS OF SETTLEMENT OF PURCHASE.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

      FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004 PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance of each class of the Fund with that of the Morgan Stanley EAFE Index, a broad-based, unmanaged market index of international stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C and the EAFE Index. Class A total returns are presented at net asset value and at public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                    CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                          14.01%      13.21%      13.23%
Five Years                                       -10.13      -10.83      -10.82
Life of Fund+                                     -5.05       -5.77       -5.80

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                           7.44%       8.21%      12.23%
Five Years                                       -11.19      -11.19      -10.82
Life of Fund+                                     -5.91       -5.77       -5.80

+ Inception Dates - Class A: 4/22/98; Class B: 4/22/98; Class C: 4/22/98;

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC)FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

GLOBAL WEIGHTINGS++

By net assets

Europe (non U.K.)                            42.4%

Japan                                        22.2%

United Kingdom                               18.8%

Other Asia                                    8.2%

Australia                                     3.6%

North America                                 2.5%

South America                                 1.8%

Israel                                        0.3%

++ AS OF OCTOBER 31, 2004. GLOBAL WEIGHTINGS ARE SUBJECT TO CHANGE DUE TO ACTIVE
   MANAGEMENT.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE INDEX)**
     April 30, 1998 - October 31, 2004

           EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND- CLASS A
                               Inception: 4/22/98

                EATON VANCE TAX-MANAGED INTERNATIONAL        EATON VANCE TAX-MANAGED INTERNATIONAL
                        EQUITY FUND, CLASS A             EQUITY FUND, CLASS A, INCLUDING SALES CHARGE     EAFE INDEX
---------------------------------------------------------------------------------------------------------------------
 4/30/1998                    $  10,000                                 $   9,425                         $  10,000
 5/31/1998                    $   9,990                                 $   9,415                         $   9,951
 6/30/1998                    $   9,949                                 $   9,377                         $  10,027
 7/31/1998                    $  10,102                                 $   9,521                         $  10,128
 8/31/1998                    $   8,861                                 $   8,351                         $   8,874
 9/30/1998                    $   8,433                                 $   7,948                         $   8,602
10/31/1998                    $   8,993                                 $   8,476                         $   9,498
11/30/1998                    $   9,552                                 $   9,003                         $   9,985
12/31/1998                    $   9,766                                 $   9,204                         $  10,379
 1/31/1999                    $   9,512                                 $   8,965                         $  10,348
 2/28/1999                    $   9,359                                 $   8,821                         $  10,101
 3/31/1999                    $   9,908                                 $   9,338                         $  10,523
 4/30/1999                    $  10,234                                 $   9,645                         $  10,950
 5/31/1999                    $   9,939                                 $   9,367                         $  10,386
 6/30/1999                    $  10,661                                 $  10,048                         $  10,791
 7/31/1999                    $  11,200                                 $  10,556                         $  11,111
 8/31/1999                    $  11,587                                 $  10,920                         $  11,152
 9/30/1999                    $  11,811                                 $  11,131                         $  11,264
10/31/1999                    $  12,370                                 $  11,659                         $  11,686
11/30/1999                    $  13,143                                 $  12,387                         $  12,092
12/31/1999                    $  14,185                                 $  13,369                         $  13,177
 1/31/2000                    $  13,776                                 $  12,983                         $  12,340
 2/29/2000                    $  14,174                                 $  13,359                         $  12,672
 3/31/2000                    $  14,880                                 $  14,024                         $  13,163
 4/30/2000                    $  13,990                                 $  13,186                         $  12,471
 5/31/2000                    $  13,520                                 $  12,742                         $  12,166
 6/30/2000                    $  14,031                                 $  13,224                         $  12,642
 7/31/2000                    $  13,244                                 $  12,482                         $  12,112
 8/31/2000                    $  13,602                                 $  12,819                         $  12,217
 9/30/2000                    $  12,896                                 $  12,154                         $  11,622
10/31/2000                    $  12,344                                 $  11,634                         $  11,348
11/30/2000                    $  11,219                                 $  10,573                         $  10,922
12/31/2000                    $  11,544                                 $  10,880                         $  11,310
 1/31/2001                    $  12,456                                 $  11,739                         $  11,305
 2/28/2001                    $  10,622                                 $  10,011                         $  10,457
 3/31/2001                    $   9,383                                 $   8,843                         $   9,760
 4/30/2001                    $  10,438                                 $   9,837                         $  10,438
 5/31/2001                    $  10,069                                 $   9,490                         $  10,070
 6/30/2001                    $   9,505                                 $   8,959                         $   9,658
 7/31/2001                    $   8,788                                 $   8,283                         $   9,482
 8/31/2001                    $   7,908                                 $   7,453                         $   9,242
 9/30/2001                    $   6,586                                 $   6,207                         $   8,306
10/31/2001                    $   7,529                                 $   7,095                         $   8,519
11/30/2001                    $   7,928                                 $   7,472                         $   8,833
12/31/2001                    $   7,928                                 $   7,472                         $   8,885
 1/31/2002                    $   7,406                                 $   6,980                         $   8,413
 2/28/2002                    $   7,273                                 $   6,854                         $   8,472
 3/31/2002                    $   7,672                                 $   7,231                         $   8,930
 4/30/2002                    $   7,488                                 $   7,057                         $   8,989
 5/31/2002                    $   7,365                                 $   6,941                         $   9,103
 6/30/2002                    $   6,740                                 $   6,352                         $   8,741
 7/31/2002                    $   5,972                                 $   5,628                         $   7,878
 8/31/2002                    $   5,900                                 $   5,561                         $   7,860
 9/30/2002                    $   4,855                                 $   4,576                         $   7,016
10/31/2002                    $   5,460                                 $   5,145                         $   7,393
11/30/2002                    $   5,787                                 $   5,454                         $   7,729
12/31/2002                    $   5,480                                 $   5,165                         $   7,469
 1/31/2003                    $   5,193                                 $   4,894                         $   7,157
 2/28/2003                    $   5,091                                 $   4,798                         $   6,993
 3/31/2003                    $   4,968                                 $   4,682                         $   6,855
 4/30/2003                    $   5,347                                 $   5,039                         $   7,527
 5/31/2003                    $   5,603                                 $   5,281                         $   7,983
 6/30/2003                    $   5,705                                 $   5,377                         $   8,176
 7/31/2003                    $   5,777                                 $   5,445                         $   8,374
 8/31/2003                    $   5,900                                 $   5,561                         $   8,576
 9/30/2003                    $   6,033                                 $   5,686                         $   8,841
10/31/2003                    $   6,361                                 $   5,995                         $   9,392
11/30/2003                    $   6,504                                 $   6,130                         $   9,601
12/31/2003                    $   6,955                                 $   6,555                         $  10,351
 1/31/2004                    $   7,068                                 $   6,661                         $  10,497
 2/29/2004                    $   7,160                                 $   6,748                         $  10,739
 3/31/2004                    $   7,160                                 $   6,748                         $  10,800
 4/30/2004                    $   6,965                                 $   6,565                         $  10,556
 5/31/2004                    $   6,965                                 $   6,565                         $  10,591
 6/30/2004                    $   7,098                                 $   6,690                         $  10,823
 7/31/2004                    $   6,863                                 $   6,468                         $  10,472
 8/31/2004                    $   6,883                                 $   6,487                         $  10,518
 9/30/2004                    $   7,027                                 $   6,622                         $  10,793
10/31/2004                    $   7,252                                 $   6,835                         $  11,161

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS B VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE INDEX)**
     April 30, 1998 - October 31, 2004

           EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND- CLASS B
                               Inception: 4/22/98

                 EATON VANCE TAX-MANAGED INTERNATIONAL
                         EQUITY FUND, CLASS B              EAFE INDEX
---------------------------------------------------------------------
 4/30/1998                     $  10,000                   $  10,000
 5/31/1998                     $   9,980                   $   9,951
 6/30/1998                     $   9,929                   $  10,027
 7/31/1998                     $  10,081                   $  10,128
 8/31/1998                     $   8,840                   $   8,874
 9/30/1998                     $   8,403                   $   8,602
10/31/1998                     $   8,962                   $   9,498
11/30/1998                     $   9,512                   $   9,985
12/31/1998                     $   9,725                   $  10,379
 1/31/1999                     $   9,461                   $  10,348
 2/28/1999                     $   9,298                   $  10,101
 3/31/1999                     $   9,837                   $  10,523
 4/30/1999                     $  10,153                   $  10,950
 5/31/1999                     $   9,868                   $  10,386
 6/30/1999                     $  10,570                   $  10,791
 7/31/1999                     $  11,109                   $  11,111
 8/31/1999                     $  11,475                   $  11,152
 9/30/1999                     $  11,689                   $  11,264
10/31/1999                     $  12,238                   $  11,686
11/30/1999                     $  12,991                   $  12,092
12/31/1999                     $  14,005                   $  13,177
 1/31/2000                     $  13,598                   $  12,340
 2/29/2000                     $  13,975                   $  12,672
 3/31/2000                     $  14,668                   $  13,163
 4/30/2000                     $  13,771                   $  12,471
 5/31/2000                     $  13,302                   $  12,166
 6/30/2000                     $  13,802                   $  12,642
 7/31/2000                     $  13,017                   $  12,112
 8/31/2000                     $  13,363                   $  12,217
 9/30/2000                     $  12,660                   $  11,622
10/31/2000                     $  12,109                   $  11,348
11/30/2000                     $  11,009                   $  10,922
12/31/2000                     $  11,314                   $  11,310
 1/31/2001                     $  12,201                   $  11,305
 2/28/2001                     $  10,397                   $  10,457
 3/31/2001                     $   9,174                   $   9,760
 4/30/2001                     $  10,203                   $  10,438
 5/31/2001                     $   9,836                   $  10,070
 6/30/2001                     $   9,286                   $   9,658
 7/31/2001                     $   8,572                   $   9,482
 8/31/2001                     $   7,706                   $   9,242
 9/30/2001                     $   6,422                   $   8,306
10/31/2001                     $   7,329                   $   8,519
11/30/2001                     $   7,716                   $   8,833
12/31/2001                     $   7,706                   $   8,885
 1/31/2002                     $   7,196                   $   8,413
 2/28/2002                     $   7,054                   $   8,472
 3/31/2002                     $   7,441                   $   8,930
 4/30/2002                     $   7,268                   $   8,989
 5/31/2002                     $   7,135                   $   9,103
 6/30/2002                     $   6,524                   $   8,741
 7/31/2002                     $   5,790                   $   7,878
 8/31/2002                     $   5,708                   $   7,860
 9/30/2002                     $   4,699                   $   7,016
10/31/2002                     $   5,270                   $   7,393
11/30/2002                     $   5,586                   $   7,729
12/31/2002                     $   5,290                   $   7,469
 1/31/2003                     $   5,005                   $   7,157
 2/28/2003                     $   4,903                   $   6,993
 3/31/2003                     $   4,781                   $   6,855
 4/30/2003                     $   5,137                   $   7,527
 5/31/2003                     $   5,392                   $   7,983
 6/30/2003                     $   5,484                   $   8,176
 7/31/2003                     $   5,545                   $   8,374
 8/31/2003                     $   5,657                   $   8,576
 9/30/2003                     $   5,790                   $   8,841
10/31/2003                     $   6,096                   $   9,392
11/30/2003                     $   6,228                   $   9,601
12/31/2003                     $   6,656                   $  10,351
 1/31/2004                     $   6,758                   $  10,497
 2/29/2004                     $   6,850                   $  10,739
 3/31/2004                     $   6,840                   $  10,800
 4/30/2004                     $   6,656                   $  10,556
 5/31/2004                     $   6,646                   $  10,591
 6/30/2004                     $   6,768                   $  10,823
 7/31/2004                     $   6,544                   $  10,472
 8/31/2004                     $   6,564                   $  10,518
 9/30/2004                     $   6,697                   $  10,793
10/31/2004                     $   6,901                   $  11,161

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA, AND FAR EAST INDEX (EAFE INDEX)**
     April 30, 1998 - October 31, 2004

           EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND- CLASS C
                               Inception: 4/22/98

                EATON VANCE TAX-MANAGED INTERNATIONAL
                        EQUITY FUND, CLASS C             EAFE INDEX
--------------------------------------------------------------------
 4/30/1998                    $  10,000                   $  10,000
 5/31/1998                    $   9,969                   $   9,951
 6/30/1998                    $   9,929                   $  10,027
 7/31/1998                    $  10,071                   $  10,128
 8/31/1998                    $   8,830                   $   8,874
 9/30/1998                    $   8,393                   $   8,602
10/31/1998                    $   8,952                   $   9,498
11/30/1998                    $   9,502                   $   9,985
12/31/1998                    $   9,705                   $  10,379
 1/31/1999                    $   9,440                   $  10,348
 2/28/1999                    $   9,288                   $  10,101
 3/31/1999                    $   9,817                   $  10,523
 4/30/1999                    $  10,132                   $  10,950
 5/31/1999                    $   9,837                   $  10,386
 6/30/1999                    $  10,539                   $  10,791
 7/31/1999                    $  11,078                   $  11,111
 8/31/1999                    $  11,434                   $  11,152
 9/30/1999                    $  11,648                   $  11,264
10/31/1999                    $  12,208                   $  11,686
11/30/1999                    $  12,950                   $  12,092
12/31/1999                    $  13,964                   $  13,177
 1/31/2000                    $  13,557                   $  12,340
 2/29/2000                    $  13,934                   $  12,672
 3/31/2000                    $  14,616                   $  13,163
 4/30/2000                    $  13,740                   $  12,471
 5/31/2000                    $  13,261                   $  12,166
 6/30/2000                    $  13,761                   $  12,642
 7/31/2000                    $  12,976                   $  12,112
 8/31/2000                    $  13,323                   $  12,217
 9/30/2000                    $  12,620                   $  11,622
10/31/2000                    $  12,080                   $  11,348
11/30/2000                    $  10,970                   $  10,922
12/31/2000                    $  11,275                   $  11,310
 1/31/2001                    $  12,161                   $  11,305
 2/28/2001                    $  10,369                   $  10,457
 3/31/2001                    $   9,157                   $   9,760
 4/30/2001                    $  10,175                   $  10,438
 5/31/2001                    $   9,809                   $  10,070
 6/30/2001                    $   9,259                   $   9,658
 7/31/2001                    $   8,556                   $   9,482
 8/31/2001                    $   7,690                   $   9,242
 9/30/2001                    $   6,407                   $   8,306
10/31/2001                    $   7,313                   $   8,519
11/30/2001                    $   7,700                   $   8,833
12/31/2001                    $   7,690                   $   8,885
 1/31/2002                    $   7,181                   $   8,413
 2/28/2002                    $   7,038                   $   8,472
 3/31/2002                    $   7,425                   $   8,930
 4/30/2002                    $   7,252                   $   8,989
 5/31/2002                    $   7,120                   $   9,103
 6/30/2002                    $   6,508                   $   8,741
 7/31/2002                    $   5,775                   $   7,878
 8/31/2002                    $   5,694                   $   7,860
 9/30/2002                    $   4,685                   $   7,016
10/31/2002                    $   5,256                   $   7,393
11/30/2002                    $   5,571                   $   7,729
12/31/2002                    $   5,276                   $   7,469
 1/31/2003                    $   4,991                   $   7,157
 2/28/2003                    $   4,899                   $   6,993
 3/31/2003                    $   4,767                   $   6,855
 4/30/2003                    $   5,133                   $   7,527
 5/31/2003                    $   5,378                   $   7,983
 6/30/2003                    $   5,470                   $   8,176
 7/31/2003                    $   5,541                   $   8,374
 8/31/2003                    $   5,643                   $   8,576
 9/30/2003                    $   5,785                   $   8,841
10/31/2003                    $   6,081                   $   9,392
11/30/2003                    $   6,213                   $   9,601
12/31/2003                    $   6,641                   $  10,351
 1/31/2004                    $   6,743                   $  10,497
 2/29/2004                    $   6,834                   $  10,739
 3/31/2004                    $   6,824                   $  10,800
 4/30/2004                    $   6,641                   $  10,556
 5/31/2004                    $   6,641                   $  10,591
 6/30/2004                    $   6,763                   $  10,823
 7/31/2004                    $   6,529                   $  10,472
 8/31/2004                    $   6,549                   $  10,518
 9/30/2004                    $   6,682                   $  10,793
10/31/2004                    $   6,885                   $  11,161

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 4/22/98. THE INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD-HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                           14.01%      -10.13%         -5.05%
Return After Taxes on Distributions           14.01%      -10.05%         -4.98%
Return After Taxes on Distributions
and Sale of Fund Shares                        9.11%       -8.20%         -4.10%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                            7.44%      -11.19%         -5.91%
Return After Taxes on Distributions            7.44%      -11.11%         -5.84%
Return After Taxes on Distributions
and Sale of Fund Shares                        4.83%       -9.03%         -4.80%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                           13.23%      -10.82%         -5.80%
Return After Taxes on Distributions           13.23%      -10.74%         -5.73%
Return After Taxes on Distributions
and Sale of Fund Shares                        8.60%       -8.77%         -4.73%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                           12.23%      -10.82%         -5.80%
Return After Taxes on Distributions           12.23%      -10.74%         -5.73%
Return After Taxes on Distributions
and Sale of Fund Shares                        7.95%       -8.77%         -4.73%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                           13.21%      -10.83%         -5.77%
Return After Taxes on Distributions           13.21%      -10.75%         -5.70%
Return After Taxes on Distributions
and Sale of Fund Shares                        8.59%       -8.77%         -4.70%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                           ONE YEAR    FIVE YEARS     LIFE OF FUND
Return Before Taxes                            8.21%      -11.19%         -5.77%
Return After Taxes on Distributions            8.21%      -11.11%         -5.70%
Return After Taxes on Distributions
and Sale of Fund Shares                        5.34%       -9.05%         -4.70%

Class A, Class B, and Class C commenced operations on 4/22/98. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. The Fund's after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

               BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                      (5/1/04)                (10/31/04)               (5/1/04 - 10/31/04)
     ------------------------------------------------------------------------------------------
     Actual
     Class A       $     1,000.00             $     1,041.20                $     10.83
     Class B       $     1,000.00             $     1,036.80                $     14.59
     Class C       $     1,000.00             $     1,036.80                $     14.54

     Hypothetical
     (5% return per year before expenses)
     Class A       $     1,000.00             $     1,014.50                $     10.68
     Class B       $     1,000.00             $     1,010.80                $     14.41
     Class C       $     1,000.00             $     1,010.90                $     14.36

* Expenses are equal to the Fund's annualized expense ratio of 2.11% for Class A shares, 2.85% for Class B shares, and 2.84% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed International Equity Portfolio, at value
   (identified cost, $57,366,016)                                        $     70,273,503
Receivable for Fund shares sold                                                    16,200
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $     70,289,703
-----------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                         $        159,453
Payable to affiliate for distribution and service fees                             13,444
Payable to affiliate for Trustees' fees                                               110
Accrued expenses                                                                   60,343
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $        233,350
-----------------------------------------------------------------------------------------
NET ASSETS                                                               $     70,056,353
-----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $    177,371,591
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                             (120,149,718)
Accumulated net investment loss                                                   (73,007)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                            12,907,487
-----------------------------------------------------------------------------------------
TOTAL                                                                    $     70,056,353
-----------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $     24,713,886
SHARES OUTSTANDING                                                              3,491,400
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $           7.08
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $7.08)                                       $           7.51
-----------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $     27,545,942
SHARES OUTSTANDING                                                              4,069,926
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $           6.77
-----------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $     17,796,525
SHARES OUTSTANDING                                                              2,631,992
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $           6.76
-----------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $202,042)      $      1,735,763
Interest allocated from Portfolio                                                  33,476
Expenses allocated from Portfolio                                                (874,272)
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                     $        894,967
-----------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                              $          1,492
Distribution and service fees
   Class A                                                                         61,729
   Class B                                                                        280,003
   Class C                                                                        187,324
   Class D                                                                          8,433
Transfer and dividend disbursing agent fees                                       233,229
Printing and postage                                                              110,215
Registration fees                                                                  57,884
Legal and accounting services                                                      18,955
Custodian fee                                                                      18,079
Miscellaneous                                                                       8,512
-----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $        985,855
-----------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      $        (90,888)
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $      5,573,044
   Foreign currency transactions                                                  (38,941)
-----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $      5,534,103
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $      3,611,608
   Foreign currency                                                                (1,643)
-----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $      3,609,965
-----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $      9,144,068
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $      9,053,180
-----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                  YEAR ENDED         YEAR ENDED
IN NET ASSETS                                        OCTOBER 31, 2004   OCTOBER 31, 2003
----------------------------------------------------------------------------------------
From operations --
   Net investment loss                               $        (90,888)  $       (139,273)
   Net realized gain (loss) from investment
      and foreign currency transactions                     5,534,103        (39,583,088)
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                                  3,609,965         50,303,823
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $      9,053,180   $     10,581,462
----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $      5,098,878   $     72,583,055
      Class B                                               1,673,520          1,533,614
      Class C                                               2,262,001         11,237,809
      Class D                                                 399,664            299,401
   Cost of shares redeemed
      Class A                                              (7,800,685)       (80,606,936)
      Class B                                              (5,993,370)        (7,195,072)
      Class C                                              (5,411,241)       (17,280,893)
      Class D                                                (150,268)          (156,562)
   Net asset value of shares exchanged
      Class A                                                 398,494                 --
      Class B                                                (398,494)                --
   Net asset value of shares merged
      Class B                                               1,007,215                 --
      Class D                                              (1,007,215)                --
   Redemption Fees                                              1,465                 --
----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $     (9,920,036)  $    (19,585,584)
----------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                           $       (866,856)  $     (9,004,122)
----------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $     70,923,209   $     79,927,331
----------------------------------------------------------------------------------------
AT END OF YEAR                                       $     70,056,353   $     70,923,209
----------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                       $        (73,007)  $             --
----------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2004(1)         2003(1)       2002(1)        2001(1)           2000(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                   $     6.210     $     5.330   $     7.350    $    12.070       $    12.160
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                           $     0.026     $     0.015   $    (0.044)   $    (0.045)      $     0.025
Net realized and unrealized gain (loss)                      0.844           0.865        (1.976)        (4.656)           (0.045)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                    $     0.870     $     0.880   $    (2.020)   $    (4.701)      $    (0.020)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                             $        --     $        --   $        --    $    (0.019)      $    (0.070)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    $        --     $        --   $        --    $    (0.019)      $    (0.070)
---------------------------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                        $     0.000(6)  $        --   $        --    $        --       $        --
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                         $     7.080     $     6.210   $     5.330    $     7.350       $    12.070
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                              14.01%          16.51%       (27.48)%       (39.01)%           (0.21)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                $    24,714     $    23,857   $    27,929    $    51,419       $    84,136
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                2.08%           2.09%         1.82%          1.70%             1.62%
   Expenses after custodian fee reduction(3)                  2.08%           2.09%         1.82%          1.70%             1.62%
   Net investment income (loss)                               0.38%           0.28%        (0.64)%        (0.46)%            0.19%
Portfolio Turnover of the Portfolio                             62%            100%          128%            31%(4)            --
Portfolio Turnover of the Fund(5)                               --              --            --             90%               40%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) and redemption fees per share were computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001
(5) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(6)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               ------------------------------------------------------------------
                                                                 2004(1)       2003(1)       2002(1)       2001(1)       2000(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $    5.980    $    5.170    $    7.190    $   11.880    $   12.030
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                            $   (0.026)   $   (0.024)   $   (0.092)   $   (0.115)   $   (0.073)
Net realized and unrealized gain (loss)                             0.816         0.834        (1.928)       (4.575)       (0.051)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $    0.790    $    0.810    $   (2.020)   $   (4.690)   $   (0.124)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                     $       --    $       --    $       --    $       --    $   (0.026)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            $       --    $       --    $       --    $       --    $   (0.026)
---------------------------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                                $    0.000(6) $       --    $       --    $       --    $       --
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $    6.770    $    5.980    $    5.170    $    7.190    $   11.880
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     13.21%        15.67%       (28.10)%      (39.48)%       (1.05)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                        $   27,546    $   27,764    $   29,610    $   50,444    $   79,099
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                       2.83%         2.84%         2.57%         2.45%         2.38%
   Expenses after custodian fee reduction(3)                         2.83%         2.84%         2.57%         2.45%         2.38%
   Net investment loss                                              (0.40)%       (0.46)%       (1.38)%       (1.21)%       (0.56)%
Portfolio Turnover of the Portfolio                                    62%          100%          128%           31%(4)        --
Portfolio Turnover of the Fund(5)                                      --            --            --            90%           40%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.
(5) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(6)  Amounts represent less than $0.0005.

                        See notes to financial statements

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               ------------------------------------------------------------------
                                                                 2004(1)       2003(1)       2002(1)       2001(1)       2000(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $    5.970    $    5.160    $    7.180    $   11.860    $   12.000
---------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                            $   (0.025)   $   (0.023)   $   (0.091)   $   (0.113)   $   (0.077)
Net realized and unrealized gain (loss)                             0.815         0.833        (1.929)       (4.567)       (0.047)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $    0.790    $    0.810    $   (2.020)   $   (4.680)   $   (0.124)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                     $       --    $       --    $       --    $       --    $   (0.016)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            $       --    $       --    $       --    $       --    $   (0.016)
---------------------------------------------------------------------------------------------------------------------------------

REDEMPTION FEES                                                $    0.000(6) $       --    $       --    $       --    $       --
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $    6.760    $    5.970    $    5.160    $    7.180    $   11.860
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     13.23%        15.70%       (28.13)%      (39.46)%       (1.05)%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                        $   17,797    $   18,616    $   21,919    $   37,263    $   54,635
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                       2.83%         2.84%         2.57%         2.45%         2.40%
   Expenses after custodian fee reduction(3)                         2.83%         2.84%         2.57%         2.45%         2.40%
   Net investment loss                                              (0.39)%       (0.44)%       (1.38)%       (1.20)%       (0.59)%
Portfolio Turnover of the Portfolio                                    62%          100%          128%           31%(4)        --
Portfolio Turnover of the Fund(5)                                      --            --            --            90%           40%
---------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss and redemption fees per share were computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.
(5) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(6)  Amounts represent less than $0.0005.

                        See notes to financial statements

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed International Equity Fund (formerly Tax-Managed International Growth Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2004. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed International Equity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (53.2% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $119,947,637 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($30,881,099), October 31, 2010 ($49,131,487), and October 31, 2011
   ($39,935,051).

   D EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   E OTHER -- Investment transactions are accounted for on a trade-date basis.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   H REDEMPTION FEE -- Upon the redemption or exchange of shares held by Class A shareholders for less than three months, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $57,067, accumulated net investment loss was decreased by $17,881 and accumulated net realized loss was decreased by $39,186 primarily due to differences between book and tax accounting for foreign currency gain/loss and net operating losses. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards          $    (119,947,637)
   Unrealized gain                     $      12,632,399

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
   CLASS A                                     2004          2003
   -----------------------------------------------------------------
   Sales                                       748,080    13,702,246
   Redemptions                              (1,157,419)  (15,103,533)
   Exchange from Class B shares                 58,278            --
   -----------------------------------------------------------------
   NET DECREASE                               (351,061)   (1,401,287)
   -----------------------------------------------------------------

                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
   CLASS B                                      2004         2003
   -----------------------------------------------------------------
   Sales                                       257,121       287,814
   Redemptions                                (921,701)   (1,370,646)
   Exchange to Class A shares                  (60,698)           --
   Merged from Class D shares                  153,539            --
   -----------------------------------------------------------------
   NET DECREASE                               (571,739)   (1,082,832)
   -----------------------------------------------------------------

                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
   CLASS C                                      2004         2003
   -----------------------------------------------------------------
   Sales                                       345,933     2,158,414
   Redemptions                                (829,636)   (3,286,561)
   -----------------------------------------------------------------
   NET DECREASE                               (483,703)   (1,128,147)
   -----------------------------------------------------------------

                                             YEAR ENDED OCTOBER 31,
                                            ------------------------
   CLASS D                                     2004(1)       2003
   -----------------------------------------------------------------
   Sales                                        56,160        48,645
   Redemptions                                 (20,688)      (26,642)
   Merged to Class B shares                   (140,156)           --
   -----------------------------------------------------------------
   NET DECREASE                               (104,684)       22,003
   -----------------------------------------------------------------

   (1) Offering of Class D shares was discontinued during the year ended October 31, 2004 (see note 1).

   Class A shares purchased on or after February 1, 2003 are subject to a 1% redemption fee if redeemed or exchanged within three months of the settlement of the purchase. For the year ended October 31, 2004, the Fund received $1,465 in redemption fees on Class A shares.

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $11,810 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $21,384 in sub-transfer agent fees.

   Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). A similar plan in effect for Class D shares (Class D plan) was terminated by the Trustees effective September 10, 2004. The Class B, Class C and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% (in the case of Class B and Class D) and 6.25% (in the case of Class C) of the aggregate amount received by the Fund for each class shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $210,002 and $140,493 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. The Fund paid or accrued $6,325 for Class D shares to or payable to EVD for the period from November 1, 2003 to September 10, 2004, representing 0.75% (annualized) of the average daily net assets for Class D. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,556,000 and $6,039,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class D shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $61,729, $70,001 and $46,831 for Class A, Class B and Class C shares, respectively. Service fee payments for the period from November 1, 2003 to September 10, 2004, amounted to $2,108 for Class D shares.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class A, Class B, Class C and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class A, Class B, Class C and Class D Plans, respectively (see Note 5). CDSC charges received on Class A, Class B, Class C and Class D shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $0, $92,000 and $1,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004 and $6,000 of CDSC paid by shareholders for Class D shares for the period from November 1, 2003 to September 10, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $9,577,345 and $20,409,484, respectively, for the year ended October 31, 2004.

8  NAME CHANGE

   Effective May 17, 2004, the Fund changed its name to Eaton Vance Tax-Managed International Equity Fund.

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND THE SHAREHOLDERS OF EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust), formerly Eaton Vance Tax-Managed International Growth Fund, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Equity Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND as of October 31, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the foreign tax credit.

FOREIGN TAX CREDIT. The Fund designated a foreign tax credit of $195,325 and recognized foreign source income of $1,937,805.

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.7%

SECURITY                                                 SHARES            VALUE
-------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.7%

Empresa Brasileira de Aeronautica SA ADR                     34,000    $      902,360
-------------------------------------------------------------------------------------
                                                                       $      902,360
-------------------------------------------------------------------------------------

AIRPORT OPERATOR / DEVELOPMENT -- 0.7%

BAA PLC                                                      93,500    $      982,872
-------------------------------------------------------------------------------------
                                                                       $      982,872
-------------------------------------------------------------------------------------

AUTO AND PARTS -- 0.5%

Volvo AB                                                     17,500    $      662,211
-------------------------------------------------------------------------------------
                                                                       $      662,211
-------------------------------------------------------------------------------------

AUTOMOBILES -- 4.7%

DaimlerChrysler AG                                           22,500    $      930,213
Honda Motor Co., Ltd.                                        38,000         1,842,220
Nissan Motor Co., Ltd.                                       40,000           449,655
Renault SA                                                    7,500           627,759
Toyota Motor Corp.                                           60,000         2,323,239
-------------------------------------------------------------------------------------
                                                                       $    6,173,086
-------------------------------------------------------------------------------------

BANKING -- 19.2%

ABN AMRO Holdings NV                                         41,176    $      986,523
Anglo Irish Bank Corp. PLC                                   38,700           734,343
Australia and New Zealand Banking Group, Ltd.                68,500         1,048,708
Banco Bilbao Vizcaya Argentaria SA                           66,700         1,048,054
Banco Santander Central Hispano SA                           75,000           837,181
Bank of Ireland                                              66,500           911,607
Barclays PLC                                                300,000         2,931,942
BNP Paribas SA                                               15,000         1,021,648
Danske Bank A/S                                              26,700           745,367
DBS Group Holdings, Ltd.                                    242,000         2,269,927
HBOS PLC                                                     60,000           803,513
HSBC Holdings PLC                                           191,780         3,093,865
Mitsubishi Tokyo Financial Group, Inc.                          375         3,172,775
Orix Corp.                                                    8,300           969,931
Societe Generale                                             10,300           956,264
Sumitomo Trust and Banking Co., Ltd. (The)                   90,000           523,689
Svenska Handelsbanken AB                                     20,000           433,094
UBS AG                                                       38,800         2,800,679
-------------------------------------------------------------------------------------
                                                                       $   25,289,110
-------------------------------------------------------------------------------------

BEVERAGES -- 3.2%

Diageo PLC                                                   90,000    $    1,203,690
Fomento Economico Mexicano SA de C.V. ADR                    44,000         1,940,400
SABMiller PLC                                                76,000         1,094,690
-------------------------------------------------------------------------------------
                                                                       $    4,238,780
-------------------------------------------------------------------------------------

BUILDING MATERIALS -- 0.8%

Compagnie de Saint-Gobain                                     7,000    $      384,465
CRH PLC                                                      15,000           356,838
Lafarge SA                                                    3,200           292,053
-------------------------------------------------------------------------------------
                                                                       $    1,033,356
-------------------------------------------------------------------------------------

BUSINESS SERVICES -- 2.2%

Mitsubishi Corp.                                            171,000    $    1,885,514
Sap AG                                                        6,400         1,092,048
-------------------------------------------------------------------------------------
                                                                       $    2,977,562
-------------------------------------------------------------------------------------

CHEMICALS -- 0.5%

BASF AG                                                      11,000    $      686,851
-------------------------------------------------------------------------------------
                                                                       $      686,851
-------------------------------------------------------------------------------------

CONSUMER ELECTRONICS -- 1.4%

Philips Electronics NV                                       25,000    $      594,638
Samsung Electronics Co., Ltd.                                   570           224,126
Sony Corp. ADR                                               30,000         1,045,500
-------------------------------------------------------------------------------------
                                                                       $    1,864,264
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS -- 0.6%

Shimano Inc.                                                 30,000    $      736,855
-------------------------------------------------------------------------------------
                                                                       $      736,855
-------------------------------------------------------------------------------------

DATA PROCESSING AND REPRODUCTION -- 2.1%

Canon, Inc.                                                  57,500    $    2,836,224
-------------------------------------------------------------------------------------
                                                                       $    2,836,224
-------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE / RETAIL -- 1.0%

Celesio AG                                                    9,400    $      679,551
Esprit Holdings, Ltd.                                       130,000           694,896
-------------------------------------------------------------------------------------
                                                                       $    1,374,447
-------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                 SHARES            VALUE
-------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 1.9%

Keppel Corp., Ltd.                                          521,000    $    2,505,542
-------------------------------------------------------------------------------------
                                                                       $    2,505,542
-------------------------------------------------------------------------------------

DRUGS -- 6.5%

GlaxoSmithKline PLC                                          80,674    $    1,696,388
Novartis AG                                                  57,000         2,723,296
Roche Holding AG                                             18,000         1,836,989
Schering AG                                                  15,000           963,612
Takeda Pharmaceutical Co., Ltd.                              20,000           964,096
Teva Pharmaceutical Industries, Ltd. ADR                     16,000           416,000
-------------------------------------------------------------------------------------
                                                                       $    8,600,381
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.9%

Hitachi, Ltd.                                               190,000    $    1,189,218
-------------------------------------------------------------------------------------
                                                                       $    1,189,218
-------------------------------------------------------------------------------------

ELECTRONIC COMPONENTS-MISCELLANEOUS -- 3.1%

Kyocera Corp.                                                24,000    $    1,735,578
Matsushita Electric Industrial Co., Ltd.                     42,000           607,719
Philips Electronics NY SHR                                   23,000           547,860
Siemens AG                                                   16,000         1,190,590
-------------------------------------------------------------------------------------
                                                                       $    4,081,747
-------------------------------------------------------------------------------------

ENERGY SOURCES -- 2.5%

BP PLC                                                      213,264    $    2,067,377
Royal Dutch Petroleum Co.                                    23,000         1,247,199
-------------------------------------------------------------------------------------
                                                                       $    3,314,576
-------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 0.8%

Vinci SA                                                      8,500    $    1,013,176
-------------------------------------------------------------------------------------
                                                                       $    1,013,176
-------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.2%

Acom Co., Ltd.                                                9,600    $      600,675
Fortis(1)                                                    35,000           891,984
ING Groep NV                                                117,439         3,118,651
Nomura Holdings, Inc.                                        79,200           963,538
-------------------------------------------------------------------------------------
                                                                       $    5,574,848
-------------------------------------------------------------------------------------

FOODS -- 1.1%

Cadbury Schweppes PLC                                       180,000    $    1,497,769
-------------------------------------------------------------------------------------
                                                                       $    1,497,769
-------------------------------------------------------------------------------------

HOTELS -- 0.4%

Hilton Group PLC                                            110,000    $      520,080
-------------------------------------------------------------------------------------
                                                                       $      520,080
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.4%

Kao Corp.                                                    24,000    $      552,575
-------------------------------------------------------------------------------------
                                                                       $      552,575
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS / FOOD -- 2.1%

Nestle SA                                                    11,500    $    2,715,657
-------------------------------------------------------------------------------------
                                                                       $    2,715,657
-------------------------------------------------------------------------------------

INSURANCE -- 3.0%

Aviva PLC                                                    91,700    $      917,470
AXA Company                                                  85,900         1,852,840
Zurich Financial Services AG(1)                               8,000         1,138,327
-------------------------------------------------------------------------------------
                                                                       $    3,908,637
-------------------------------------------------------------------------------------

MACHINERY -- 1.1%

Atlas Copco AB                                                5,900    $      244,173
Daikin Industries, Ltd.                                      20,000           486,200
Komatsu, Ltd.                                               100,000           667,592
-------------------------------------------------------------------------------------
                                                                       $    1,397,965
-------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 0.6%

Terumo Corp.                                                 30,000    $      744,434
-------------------------------------------------------------------------------------
                                                                       $      744,434
-------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 3.2%

BHP Billiton, Ltd.                                          100,000    $    1,034,150
POSCO ADR                                                    25,000           934,750
Rio Tinto, Ltd.                                              32,500           889,362
WMC Resources, Ltd.                                         262,000         1,328,747
-------------------------------------------------------------------------------------
                                                                       $    4,187,009
-------------------------------------------------------------------------------------

MULTIMEDIA -- 0.2%

News Corp., Ltd.                                             27,000    $      216,876
-------------------------------------------------------------------------------------
                                                                       $      216,876
-------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                 SHARES            VALUE
-------------------------------------------------------------------------------------
OIL AND GAS-EQUIPMENT AND SERVICES -- 7.9%

Centrica PLC                                                121,500    $      537,000
ENI SPA                                                      75,000         1,710,936
Fortum Oyj                                                   30,000           458,765
Petroleo Brasileiro SA ADR                                   45,000         1,467,000
Shell Transport & Trading Co. PLC                           142,200         1,119,841
Tokyo Gas Co., Ltd.                                         100,000           372,267
Total Fina Elf SA                                            23,000         4,786,491
-------------------------------------------------------------------------------------
                                                                       $   10,452,300
-------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 0.5%

Stora Enso Oyj, Class A                                      10,000    $      143,640
Stora Enso Oyj, Class R                                      34,000           483,886
-------------------------------------------------------------------------------------
                                                                       $      627,526
-------------------------------------------------------------------------------------

PHOTO EQUIPMENT AND SUPPLIES -- 1.4%

Fuji Photo Film Co., Ltd.                                    55,000    $    1,865,861
-------------------------------------------------------------------------------------
                                                                       $    1,865,861
-------------------------------------------------------------------------------------

REAL ESTATE -- 2.1%

Cheung Kong Holdings, Ltd.                                   70,000    $      579,778
Mitsui Fudosan Co., Ltd.                                     40,000           423,746
Sumitomo Realty & Development Co., Ltd.                      78,000           856,724
Sun Hung Kai Properties, Ltd.                               105,000           971,889
-------------------------------------------------------------------------------------
                                                                       $    2,832,137
-------------------------------------------------------------------------------------

RETAIL -- 0.5%

Metro AG                                                     13,700    $      653,661
-------------------------------------------------------------------------------------
                                                                       $      653,661
-------------------------------------------------------------------------------------

SEMICONDUCTOR COMPONENTS / INTEGRATED
CIRCUITS -- 0.6%

Taiwan Semiconductor Co., Ltd. ADR                          100,000    $      757,000
-------------------------------------------------------------------------------------
                                                                       $      757,000
-------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 0.5%

Nokia Oyj                                                    45,000    $      692,832
-------------------------------------------------------------------------------------
                                                                       $      692,832
-------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 9.1%

BT Group PLC                                                730,000    $    2,490,551
Deutsche Telekom AG(1)                                       48,000           920,980
NTT Docomo, Inc.                                                300           528,606
Portugal Telecom, SGPS, SA                                  175,000         1,972,625
Telecom Italia Mobile SPA                                   200,000         1,178,595
Telecom Italia SPA                                          370,972         1,234,903
Telefonica SA                                                78,000         1,290,911
Vodafone Group PLC                                          727,954         1,868,253
Vodafone Group PLC ADR                                       20,000           515,800
-------------------------------------------------------------------------------------
                                                                       $   12,001,224
-------------------------------------------------------------------------------------

TELEPHONE-INTEGRATED -- 1.0%

Philippine Long Distance Telephone Co. ADR(1)                55,300    $    1,388,030
-------------------------------------------------------------------------------------
                                                                       $    1,388,030
-------------------------------------------------------------------------------------

TOBACCO -- 0.6%

British American Tobacco PLC                                 50,000    $      751,426
-------------------------------------------------------------------------------------
                                                                       $      751,426
-------------------------------------------------------------------------------------

TRANSPORTATION -- 0.8%

East Japan Railway Co.                                           70    $      367,540
Nippon Yusen Kabushiki Kaisha                               130,000           653,189
-------------------------------------------------------------------------------------
                                                                       $    1,020,729
-------------------------------------------------------------------------------------

UTILITIES-ELECTRIC -- 2.4%

Enel SPA                                                    152,000    $    1,372,576
Iberdrola SA                                                 29,000           634,091
RWE AG                                                       12,000           635,387
Tenaga Nasional Berhad                                      200,000           584,211
-------------------------------------------------------------------------------------
                                                                       $    3,226,265
-------------------------------------------------------------------------------------

UTILITIES-ELECTRICAL AND GAS -- 1.7%

E. ON AG                                                     10,340    $      840,411
Endesa SA                                                    34,000           690,468
Scottish and Southern Energy PLC                             44,500           681,202
-------------------------------------------------------------------------------------
                                                                       $    2,212,081
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $109,481,899)                                      $  130,259,540
-------------------------------------------------------------------------------------

                        See notes to financial statements

PREFERRED STOCKS -- 0.2%

SECURITY                                                          SHARES        VALUE
----------------------------------------------------------------------------------------------
MULTIMEDIA -- 0.2%

News Corp., Ltd.                                                       35,000   $      273,951
----------------------------------------------------------------------------------------------
                                                                                $      273,951
----------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
   (IDENTIFIED COST $252,596)                                                   $      273,951
----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.9%

                                                               PRINCIPAL
                                                               AMOUNT
SECURITY                                                       (000'S OMITTED)  VALUE
----------------------------------------------------------------------------------------------
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                                 $        1,266   $    1,266,000
---------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $1,266,000)                                              $    1,266,000
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.8%
   (IDENTIFIED COST $111,000,495)                                               $  131,799,491
----------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.2%                                          $      215,588
----------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                            $  132,015,079
----------------------------------------------------------------------------------------------

ADR - American Depositary Receipt
(1)  Non-income producing security.

COUNTRY CONCENTRATION OF PORTFOLIO

                                                               PERCENTAGE
COUNTRY                                                        OF NET ASSETS    VALUE
----------------------------------------------------------------------------------------------

Australia                                                           3.6%        $    4,791,795

Belgium                                                             0.7                891,984

Brazil                                                              1.8              2,369,360

Denmark                                                             0.6                745,367

Finland                                                             1.3              1,779,124

France                                                              8.3             10,934,695

Germany                                                             6.5              8,593,304

Hong Kong                                                           1.7              2,246,563

Ireland                                                             1.5              2,002,787

Israel                                                              0.3                416,000

Italy                                                               4.2              5,497,010

Japan                                                              22.3             29,365,161

Malaysia                                                            0.4                584,210

Mexico                                                              1.5              1,940,400

Netherlands                                                         4.9              6,494,871

Philippines                                                         1.0              1,388,030

Portugal                                                            1.5              1,972,625

Republic of Korea                                                   0.9              1,158,876

Singapore                                                           3.6              4,775,470

Spain                                                               3.4              4,500,705

Sweden                                                              1.0              1,339,478

Switzerland                                                         8.5             11,214,948

Taiwan                                                              0.6                757,000

United Kingdom                                                     18.8             24,773,728
----------------------------------------------------------------------------------------------
Total Common Stocks and Preferred Stocks                           98.9%        $  130,533,491
----------------------------------------------------------------------------------------------
Short-Term Investments                                              0.9%        $    1,266,000

                        See notes to financial statements

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $111,000,495)          $  131,799,491
Receivable for investments sold                                     1,986,290
Interest and dividends receivable                                     236,649
Tax reclaim receivable                                                 99,236
-----------------------------------------------------------------------------
TOTAL ASSETS                                                   $  134,121,666
-----------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $    2,009,485
Payable to affiliate for Trustees' fees                                   599
Due to bank                                                            51,911
Accrued expenses                                                       44,592
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                              $    2,106,587
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $  132,015,079
-----------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $  111,208,972
Net unrealized appreciation (computed on the basis of
   identified cost)                                                20,806,107
-----------------------------------------------------------------------------
TOTAL                                                          $  132,015,079
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $339,716)                     $    2,940,421
Interest                                                               57,640
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $    2,998,061
-----------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $    1,225,372
Trustees' fees and expenses                                             7,918
Custodian fee                                                         211,636
Legal and accounting services                                          30,868
Miscellaneous                                                           4,432
-----------------------------------------------------------------------------
TOTAL EXPENSES                                                 $    1,480,226
-----------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $           70
-----------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $           70
-----------------------------------------------------------------------------

NET EXPENSES                                                   $    1,480,156
-----------------------------------------------------------------------------

NET INVESTMENT INCOME                                          $    1,517,905
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $    8,866,273
   Foreign currency transactions                                      (67,272)
-----------------------------------------------------------------------------
NET REALIZED GAIN                                              $    8,799,001
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $    6,272,811
   Foreign currency                                                    (3,553)
-----------------------------------------------------------------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $    6,269,258
-----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $   15,068,259
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   16,586,164
-----------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED        YEAR ENDED
IN NET ASSETS                                                  OCTOBER 31, 2004  OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                       $    1,517,905    $      1,116,854
   Net realized gain (loss) from investment
      and foreign currency transactions                             8,799,001         (41,844,265)
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                                          6,269,258          57,294,636
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $   16,586,164    $     16,567,225
-------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $   27,502,487    $    103,561,358
   Withdrawals                                                    (20,527,595)       (107,594,167)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                        $    6,974,892    $     (4,032,809)
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $   23,561,056    $     12,534,416
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $  108,454,023    $     95,919,607
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $  132,015,079    $    108,454,023
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                             YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------------
                                                                   2004        2003        2002     2001(1)
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
   Expenses                                                          1.21%       1.23%       1.20%       1.23%(2)
   Expenses after custodian fee reduction                            1.21%       1.23%       1.20%       1.23%
   Net investment income (loss)                                      1.24%       1.15%      (0.01)%     (0.59)%(2)
Portfolio Turnover                                                     62%        100%        128%         31%
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                     15.04%      17.52%     (27.07)%        --
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                        $  132,015  $  108,454  $   95,920  $  139,518
-------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business July 23, 2001, to October 31, 2001.
(2)  Annualized.
(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed International Equity Portfolio (formerly Tax-Managed International Growth Portfolio) (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed International Equity Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 53.2% and 46.6% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   F FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   G FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

   H EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   K OTHER -- Investment transactions are accounted for on a trade date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 1.00% annually of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $1,225,372. On May 14, 2004, the shareholders of the Fund and the interest holders of the Portfolio approved an investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between BMR and Eagle Global Advisors, L.L.C. ("Eagle"). Pursuant to the Sub-Advisory Agreement, BMR has delegated the investment management of the Portfolio to Eagle. BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $83,650,078 and $73,339,854, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF INVESTMENTS

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $ 111,201,346
   -------------------------------------------------------
   Gross unrealized appreciation             $  21,052,566
   Gross unrealized depreciation                  (454,421)
   -------------------------------------------------------
   NET UNREALIZED APPRECIATION               $  20,598,145
   -------------------------------------------------------

   The net unrealized appreciation on foreign currency at October 31, 2004 was $7,111.

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

7  OVERDRAFT ADVANCES

   Pursuant to the custodian agreement between the Portfolio and Investors Bank & Trust (the Bank), the Bank may in its discretion advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay the Bank at the current rate of interest charged by the Bank for secured loans (currently a rate above the federal funds rate). This obligation is payable on demand to the Bank. At October 31, 2004, the Portfolio's payment due to the Bank pursuant to the foregoing arrangement was $51,911.

8  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

   Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  NAME CHANGE

   Effective May 17, 2004, the Portfolio changed its name to Tax-Managed International Equity Portfolio.

TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax Managed International Equity Portfolio (the Portfolio), formerly Tax-Managed International Growth Portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended, and for the period from the start of business, July 23, 2001, to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Tax-Managed International Equity Portfolio as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                                                                                              NUMBER OF
                         POSITION(S)        TERM OF                                          PORTFOLIOS
                          WITH THE        OFFICE AND                                       IN FUND COMPLEX
  NAME AND              TRUST AND THE      LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY
DATE OF BIRTH             PORTFOLIO         SERVICE          DURING PAST FIVE YEARS           TRUSTEE(1)    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes            Trustee     Trustee of the    Chairman, President and Chief           192             Director of EVC
11/9/41                               Trust since 1991;  Executive Officer of BMR, EVC,
                                      of the Portfolio   EVM and EV; Director of EV;
                                        since 1998       Vice President and Director of
                                                         EVD. Trustee and/or officer of
                                                         192 registered investment
                                                         companies in the Eaton Vance
                                                         Fund Complex. Mr. Hawkes is an
                                                         interested person because of
                                                         his positions with BMR, EVM,
                                                         EVC and EV, which are
                                                         affiliates of the Trust and the
                                                         Portfolio.

NONINTERESTED
TRUSTEE(S)

Samuel L. Hayes, III       Trustee     Trustee of the    Jacob H. Schiff Professor of            192          Director of Tiffany &
2/23/35                               Trust since 1986;  Investment Banking Emeritus,                       Co. (specialty retailer)
                                      of the Portfolio   Harvard University Graduate                            and Telect, Inc.
                                         since 1998      School of Business                                   (telecommunication
                                                         Administration.                                        services company)

William H. Park            Trustee       Since 2003      President and Chief Executive           192                  None
9/19/47                                                  Officer, Prizm Capital
                                                         Management, LLC (investment
                                                         management firm) (since 2002).
                                                         Executive Vice President and
                                                         Chief Financial Officer, United
                                                         Asset Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms) (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003      Professor of Law, Georgetown            192                  None
7/10/40                                                  University Law Center (since
                                                         1999). Tax Partner Covington &
                                                         Burling, Washington, DC
                                                         (1991-2000).

Norton H. Reamer           Trustee     Trustee of the    President, Chief Executive              192                  None
9/21/35                               Trust since 1986;  Officer and a Director of Asset
                                      of the Portfolio   Management Finance Corp. (a
                                         since 1998      specialty finance company
                                                         serving the investment
                                                         management industry) (since
                                                         October 2003). President,
                                                         Unicorn Corporation (an
                                                         investment and financial
                                                         advisory services company)
                                                         (since September 2000).
                                                         Formerly, Chairman, Hellman,
                                                         Jordan Management Co., Inc. (an
                                                         investment management company)
                                                         (2000-2003). Formerly, Advisory
                                                         Director of Berkshire Capital
                                                         Corporation (investment banking
                                                         firm) (2002-2003). Formerly
                                                         Chairman of the Board, United
                                                         Asset Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms) and Chairman,
                                                         President and Director, UAM
                                                         Funds (mutual funds) (1980-2000).

Lynn A. Stout              Trustee       Since 1998      Professor of Law, University of         192                  None
9/14/57                                                  California at Los Angeles School
                                                         of Law (since July 2001).
                                                         Formerly, Professor of Law,
                                                         Georgetown University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                POSITION(S)                    TERM OF
                                 WITH THE                     OFFICE AND
      NAME AND                 TRUST AND THE                  LENGTH OF                         PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH                 PORTFOLIO                     SERVICE                          DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.       President of the Trust             Since 2002              Executive Vice President of EVM, BMR, EVC and
5/31/58                                                                              EV; Chief Investment Officer of EVM and BMR and
                                                                                     Director of EVC. Chief Executive Officer
                                                                                     of Belair Capital Fund LLC, Belcrest
                                                                                     Capital Fund LLC, Belmar Capital Fund
                                                                                     LLC, Belport Capital Fund LLC and Belrose
                                                                                     Capital Fund LLC (private investment
                                                                                     companies sponsored by EVM). Officer of
                                                                                     55 registered investment companies
                                                                                     managed by EVM or BMR.

William H. Ahern, Jr.      Vice President of the             Since 1995              Vice President of EVM and BMR. Officer of 78
7/28/59                            Trust                                             registered investment companies managed by EVM
                                                                                     or BMR.

Edward R. Allen, III       Vice President of the             Since 2004              Partner and Chairman of the International
7/5/60                           Portfolio                                           Investment Committee of Eagle Global Advisors,
                                                                                     L.L.C. Officer of 1 registered investment
                                                                                     company managed by EVM or BMR.

Thomas J. Fetter           Vice President of the             Since 1997              Vice President of EVM and BMR. Officer of 124
8/20/43                            Trust                                             registered investment companies managed by EVM
                                                                                     or BMR.

Thomas N. Hunt, III        Vice President of the             Since 2004              Partner of Eagle Global Advisors, L.L.C.
11/6/64                          Portfolio                                           Officer of 1 registered investment company
                                                                                     managed by EVM or BMR.

Robert B. MacIntosh        Vice President of the             Since 1998              Vice President of EVM and BMR. Officer of 124
1/22/57                            Trust                                             registered investment companies managed by EVM
                                                                                     or BMR.

Michael R. Mach            Vice President of the             Since 1999              Vice President of EVM and BMR. Previously,
7/15/47                            Trust                                             Managing Director and Senior Analyst for
                                                                                     Robertson Stephens (1998-1999). Officer
                                                                                     of 28 registered investment companies
                                                                                     managed by EVM or BMR.

Duncan W. Richardson   Vice President of the Trust;   Vice President of the Trust    Senior Vice President and Chief Equity
10/26/57                President of the Portfolio    since 2001; President of the   Investment Officer of EVM and BMR. Officer of
                                                        Portfolio since 2002         44 registered investment companies managed by
                                                                                     EVM or BMR.

Walter A. Row, III     Vice President of the Trust           Since 2001              Director of Equity Research and a Vice
7/20/57                                                                              President of EVM and BMR. Officer of 24
                                                                                     registered investment companies managed by EVM
                                                                                     or BMR.

Judith A. Saryan       Vice President of the Trust           Since 2003              Vice President of EVM and BMR. Previously,
8/21/54                                                                              Portfolio Manager and Equity Analyst for State
                                                                                     Street Global Advisers (1980-1999). Officer of
                                                                                     27 registered investment companies managed by
                                                                                     EVM or BMR.

Susan Schiff           Vice President of the Trust           Since 2002              Vice President of EVM and BMR. Officer of 27
3/13/61                                                                              registered investment companies managed by EVM
                                                                                     or BMR.

Alan R. Dynner                   Secretary            Secretary of the Trust since   Vice President, Secretary and Chief Legal
10/10/40                                              1997; of the Portfolio since   Officer of BMR, EVM, EVD, EV and EVC. Officer
                                                                1998                 of 192 registered investment companies managed
                                                                                     by EVM or BMR.

Kristin S. Anagnost     Treasurer of the Portfolio         Since 2002(2)             Assistant Vice President of EVM and BMR.
6/12/65                                                                              Officer of 106 registered investment companies
                                                                                     managed by EVM or BMR.

James L. O'Connor         Treasurer of the Trust             Since 1989              Vice President of BMR, EVM, and EVD. Officer of
4/1/45                                                                               114 registered investment companies managed by
                                                                                     EVM or BMR.

Paul M. O'Neil           Chief Compliance Officer            Since 2004              Vice President of EVM and BMR. Officer of 192
7/11/53                                                                              registered investment companies managed by EVM
                                                                                     or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

        INVESTMENT ADVISER OF TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109

            SUB-ADVISER OF TAX-MANAGED INTERNATIONAL EQUITY PORTFOLIO
                          EAGLE GLOBAL ADVISORS, L.L.C.
                           5847 SAN FELIPE, SUITE 930
                                HOUSTON, TX 77057

       ADMINISTRATOR OF EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022

                EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

038-12/04                                                                  IGSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

  - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

  - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

  - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF WILLIAM R. HACKNEY, III,
CHARLES B. REED AND PAUL J. MARSHALL]
William R. Hackney, III
Charles B. Reed
Paul J. Marshall

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 5.62%. This return was the result of an increase in net asset value (NAV) per share to $11.27 on October 31, 2004, from $10.67 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of 4.84% during the same period, the result of an increase in NAV per share to $11.05 from $10.54.(1)

- The Fund's Class C shares had a total return of 4.84% during the same period, the result of an increase in NAV per share to $11.05 from $10.54.(1)

- For comparison, the unmanaged S&P MidCap 400 Index (the S&P 400) - a broad-based, unmanaged market index of mid-cap stocks - recorded a total return of 11.01% for the period.(2) The S&P 500 Index (the S&P 500) - a broad-based, unmanaged market index commonly used to measure overall U.S. stock market performance - returned 9.42% for the year ended October 31, 2004.(2)

     SEE PAGES 4 AND 5 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- The stock market posted solid gains for the year ended October 31, 2004, as surprisingly strong corporate earnings growth propelled stocks higher.

- The strongest gains within the market were racked up by the energy and materials sectors, two of the most cyclical areas of our economy. A robust global economic expansion helped push crude oil prices from $28.47 per barrel at the end of October 2003 to a peak of $55.54 per barrel on October 25, 2004. The prices of scrap steel, copper, aluminum, lumber and other industrial commodities also surged higher, creating a healthy business environment for the materials companies.

- Nine of the 10 economic sectors constituting the S&P 400 posted gains during the year ended October 31, 2004. The smallest gain was recorded by the health care sector, while the technology sector actually posted a -10% return for the period. The technology and health care sectors are generally considered by investors to have favorable long-term growth prospects, given the strong, internationally competitive position of many U.S. companies. In the technology sector, robust earnings growth was no match for investor fears about excessive inventories, competitive pricing pressures and the outlook for technology spending by business.

- Not surprisingly, the strongest gain in the Tax-Managed Mid-Cap Core Portfolio (the Portfolio) was achieved by the energy sector. The utility sector of the Portfolio had a strong return, due primarily to the fact that the securities held within the Portfolio had a large component of their earnings from energy-related operations. The Portfolio's medical supply, asset management, and industrial stocks also recorded noteworthy price gains. Several of the Portfolio's technology holdings experienced price declines related to disappointing earnings growth, and some of the securities in the radio industry struggled because of a lack of advertising spending by large corporations.

- During the year ended October 31, 2004, the Portfolio generally reduced its exposure to the more cyclical or economically sensitive areas of the economy. This was done in response to an expected slowdown in the pace of economic growth and a less accommodative U.S. monetary policy, as evidenced by recent increases in the Federal Funds rate by the Federal Reserve. As a result, the Portfolio's exposure to the consumer staples and health care sectors has increased somewhat, while its exposure to the industrial and technology sectors has declined.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

     FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004

PERFORMANCE

- Relative to the S&P 400, the Portfolio was overweighted in the technology, health care, industrial, telecommunications, and materials sectors on October 31, 2004. We believe these sectors contain companies with the most favorable business models and long-term earnings growth prospects. The Portfolio was underweighted in the financial sector, while the consumer staples and energy sectors were in line with S&P 400 weightings.

- We remain constructive on the outlook for equities despite uncertainties surrounding the war in Iraq and surging oil prices. Over much of 2004, stock prices have moved sideways while corporate earnings have exhibited steady, healthy gains. The result is that the market's valuation -- or price/earnings ratio -- has become much more attractive today than at any time in the past year or so. In our view, attractive equity valuations, coupled with continued economic expansion, could push stock prices higher in the year ahead. We believe the Portfolio's diversified group of higher-quality growth companies are well positioned to benefit from this environment.

- The Fund pursues a high-quality strategy, focusing on seasoned companies with favorable long-term track records of consistent earnings growth. The past year has been particularly challenging for managers focused on high-quality investments. We believe that successful investing requires broad diversification, a long-term orientation and an emphasis on quality companies that can weather the ups and downs of the economy. We do anticipate that leadership in the broad market of stocks will continue to shift away from lower-quality issues toward higher-quality issues with stronger balance sheets and a track record of more consistent earnings growth.

     THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

TEN LARGEST HOLDINGS*
BY NET ASSETS

   CDW CORP.                                   2.7%
   Mohawk Industries, Inc.                     2.7
   Amphenol Corp., Class A                     2.4
   C.H. Robinson Worldwide, Inc.               2.2
   Legg Mason, Inc.                            2.2
   A.G. Edwards, Inc.                          2.2
   Affiliated Managers Group, Inc.             2.2
   Omnicom Group                               2.1
   Choicepoint, Inc.                           2.0
   Air Products and Chemicals, Inc.            2.0

[CHART]

COMMON STOCK INVESTMENTS BY SECTOR*
BY NET ASSETS

   Consumer Discretionary                     18.8%
   Financials                                 16.2%
   Information Technology                     15.1%
   Industrials                                14.2%
   Health Care                                11.1%
   Energy                                      7.8%
   Materials                                   5.4%
   Consumer Staples                            4.7%
   Utilities                                   3.8%
   Telecommunication Services                  1.4%

* Ten Largest Holdings represented 22.7% of the Portfolio's net assets as of October 31, 2004. Holdings and sector weightings subject to change due to active management.

The line graph and table set forth below provide information about the Fund's performance. The line graphs compare the performance of each class of the Fund with that of the S&P 400 Index, a broad-based, unmanaged market index of mid-cap stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 each of Class A, Class B, Class C of the Fund and the S&P 400 Index. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                              CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------
One Year                                                     5.62%      4.84%      4.84%
Life of Fund+                                                4.58%      3.81%      3.81%
SEC Average Annual Total Returns (including sales
  charge or applicable CDSC)
---------------------------------------------------------------------------------------
One Year                                                    -0.44%     -0.16%      3.84%
Life of Fund+                                                2.29%      2.39%      3.81%

+    Inception Dates - Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
     (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE MID-CAP CORE FUND CLASS A VS. THE S&P MIDCAP 400 INDEX**
    March 31, 2002 - October 31, 2004

                              EATON
                              VANCE
                EATON        MID-CAP
                VANCE         CORE
               MID-CAP        FUND,            S&P
                CORE        INCLUDING        MID-CAP
                FUND,         SALES            400
   DATE        CLASS A       CHARGE           INDEX
-------------------------------------------------------
 3/31/2002        10,000          9,425         10,000
 4/30/2002         9,971          9,400          9,947
 5/31/2002         9,961          9,391          9,769
 6/30/2002         9,315          8,782          9,071
 7/31/2002         8,544          8,055          8,185
 8/31/2002         8,544          8,055          8,217
 9/30/2002         7,898          7,445          7,572
10/31/2002         8,226          7,755          7,892
11/30/2002         8,650          8,155          8,338
12/31/2002         8,370          7,891          8,013
 1/31/2003         8,177          7,709          7,657
 2/28/2003         8,033          7,573          7,551
 3/31/2003         8,120          7,655          7,658
 4/30/2003         8,573          8,082          8,206
 5/31/2003         9,161          8,636          8,874
 6/30/2003         9,315          8,782          9,006
 7/31/2003         9,585          9,036          9,318
 8/31/2003         9,904          9,336          9,729
 9/30/2003         9,662          9,109          9,599
10/31/2003        10,289          9,700         10,315
11/30/2003        10,424          9,827         10,663
12/31/2003        10,656         10,045         10,929
 1/31/2004        10,752         10,136         11,091
 2/29/2004        10,935         10,309         11,300
 3/31/2004        10,829         10,209         11,413
 4/30/2004        10,771         10,155         11,116
 5/31/2004        10,820         10,200         11,189
 6/30/2004        10,964         10,336         11,523
 7/31/2004        10,434          9,836         10,977
 8/31/2004        10,318          9,727         10,934
 9/30/2004        10,656         10,045         11,280
10/31/2004        10,868         10,245         11,451

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE MID-CAP CORE FUND CLASS B VS. THE S&P MIDCAP 400 INDEX**
    March 31, 2002 - October 31, 2004

              EATON
              VANCE
              MID-CAP         S&P
              CORE         MID-CAP
              FUND,          400
DATE         CLASS B        INDEX
-----------------------------------
 3/31/2002      10,000      10,000
 4/30/2002       9,961       9,947
 5/31/2002       9,952       9,769
 6/30/2002       9,296       9,071
 7/31/2002       8,525       8,185
 8/31/2002       8,515       8,217
 9/30/2002       7,869       7,572
10/31/2002       8,187       7,892
11/30/2002       8,602       8,338
12/31/2002       8,332       8,013
 1/31/2003       8,129       7,657
 2/28/2003       7,975       7,551
 3/31/2003       8,062       7,658
 4/30/2003       8,505       8,206
 5/31/2003       9,084       8,874
 6/30/2003       9,229       9,006
 7/31/2003       9,489       9,318
 8/31/2003       9,807       9,729
 9/30/2003       9,556       9,599
10/31/2003      10,164      10,315
11/30/2003      10,299      10,663
12/31/2003      10,521      10,929
 1/31/2004      10,608      11,091
 2/29/2004      10,791      11,300
 3/31/2004      10,665      11,413
 4/30/2004      10,608      11,116
 5/31/2004      10,646      11,189
 6/30/2004      10,791      11,523
 7/31/2004      10,260      10,977
 8/31/2004      10,135      10,934
 9/30/2004      10,463      11,280
10/31/2004      10,656      11,451

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE MID-CAP CORE FUND CLASS C VS. THE S&P MIDCAP 400 INDEX**
    March 31, 2002 - October 31, 2004

               EATON VANCE TAX-MANAGED MID-CAP CORE FUND- CLASS C
                                Inception: 3/4/02

                EATON
                VANCE
               MID-CAP
                CORE           S&P
                FUND,        MID-CAP
                CLASS          400
   DATE           C           INDEX
-------------------------------------
 3/31/2002      10,000       10,000
 4/30/2002       9,961        9,947
 5/31/2002       9,942        9,769
 6/30/2002       9,296        9,071
 7/31/2002       8,525        8,185
 8/31/2002       8,515        8,217
 9/30/2002       7,869        7,572
10/31/2002       8,187        7,892
11/30/2002       8,602        8,338
12/31/2002       8,332        8,013
 1/31/2003       8,129        7,657
 2/28/2003       7,975        7,551
 3/31/2003       8,062        7,658
 4/30/2003       8,496        8,206
 5/31/2003       9,084        8,874
 6/30/2003       9,229        9,006
 7/31/2003       9,489        9,318
 8/31/2003       9,797        9,729
 9/30/2003       9,547        9,599
10/31/2003      10,164       10,315
11/30/2003      10,289       10,663
12/31/2003      10,511       10,929
 1/31/2004      10,598       11,091
 2/29/2004      10,781       11,300
 3/31/2004      10,665       11,413
 4/30/2004      10,608       11,116
 5/31/2004      10,636       11,189
 6/30/2004      10,781       11,523
 7/31/2004      10,251       10,977
 8/31/2004      10,125       10,934
 9/30/2004      10,463       11,280
10/31/2004      10,656       11,451

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 3/4/02. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURNS DO NOT REFLECT ANY COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                           5.62%          4.58%
Return After Taxes on Distributions           5.62%          4.58%
Return After Taxes on Distributions           3.66%          3.91%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                          -0.44%          2.29%
Return After Taxes on Distributions          -0.44%          2.29%
Return After Taxes on Distributions          -0.29%          1.95%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                           4.84%          3.81%
Return After Taxes on Distributions           4.84%          3.81%
Return After Taxes on Distributions           3.15%          3.25%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                           3.84%          3.81%
Return After Taxes on Distributions           3.84%          3.81%
Return After Taxes on Distributions           2.50%          3.25%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                           4.84%          3.81%
Return After Taxes on Distributions           4.84%          3.81%
Return After Taxes on Distributions           3.15%          3.25%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                        ONE YEAR     LIFE OF FUND
Return Before Taxes                          -0.16%          2.39%
Return After Taxes on Distributions          -0.16%          2.39%
Return After Taxes on Distributions          -0.11%          2.03%
and Sale of Fund Shares

Class A, Class B, and Class C commenced operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                    EATON VANCE TAX-MANAGED MID-CAP CORE FUND

                                                BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE      EXPENSES PAID DURING PERIOD*
                                                        (5/1/04)                (10/31/04)               (5/1/04 - 10/31/04)
------------------------------------------------------------------------------------------------------------------------------------
Actual
Class A                                         $   1,000.00              $   1,008.96              $    8.58
Class B                                         $   1,000.00              $   1,004.54              $   12.29
Class C                                         $   1,000.00              $   1,004.54              $   12.34

Hypothetical
(5% return per year before expenses)
Class A                                         $   1,000.00              $   1,016.60              $    8.62
Class B                                         $   1,000.00              $   1,012.90              $   12.35
Class C                                         $   1,000.00              $   1,012.80              $   12.40

* Expenses are equal to the Fund's annualized expense ratio of 1.70% for Class A shares, 2.44% for Class B shares, and 2.45% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Mid-Cap Portfolio, at value
   (identified cost, $19,239,727)                                                  $   22,446,093
Receivable for Fund shares sold                                                             4,348
Receivable from affiliate                                                                  41,983
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $   22,492,424
-------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $       40,261
Payable to affiliate for distribution and service fees                                      4,699
Payable to affiliate for Trustees' fees                                                        73
Accrued expenses                                                                           30,300
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       75,333
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   22,417,091
-------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $   19,595,537
Accumulated net realized loss from Portfolio (computed on the basis of
  identified cost)                                                                       (384,812)
Net unrealized appreciation from Portfolio (computed on the basis of
  identified cost)                                                                      3,206,366
-------------------------------------------------------------------------------------------------
TOTAL                                                                              $   22,417,091
-------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $   11,226,091
SHARES OUTSTANDING                                                                        996,504
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (net assets DIVIDED BY shares of beneficial interest outstanding)                $        11.27
MAXIMUM OFFERING PRICE PER SHARE
  (100 DIVIDED BY 94.25 of $11.27)                                                 $        11.96
-------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $    5,741,053
SHARES OUTSTANDING                                                                        519,484
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (net assets DIVIDED BY shares of beneficial interest outstanding)                $        11.05
-------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $    5,449,947
SHARES OUTSTANDING                                                                        493,313
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (net assets DIVIDED BY shares of beneficial interest outstanding)                $        11.05
-------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio                                                 $      147,734
Interest allocated from Portfolio                                                           1,496
Expenses allocated from Portfolio                                                        (179,051)
-------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $      (29,821)
-------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                 $       28,927
Trustees' fees and expenses                                                                   198
Distribution and service fees
   Class A                                                                                 22,866
   Class B                                                                                 52,885
   Class C                                                                                 50,265
Registration fees                                                                          43,538
Transfer and dividend disbursing agent fees                                                31,482
Legal and accounting services                                                              16,032
Custodian fee                                                                              13,324
Printing and postage                                                                        7,122
Miscellaneous                                                                               1,691
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $      268,330
-------------------------------------------------------------------------------------------------
Deduct --
  Allocation of Fund expenses to affiliate                                         $       41,983
-------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $       41,983
-------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $      226,347
-------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $     (256,168)
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $      324,603
-------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $      324,603
-------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $      898,590
-------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $      898,590
-------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $    1,223,193
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $      967,025
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                  YEAR ENDED          YEAR ENDED
IN NET ASSETS                                        OCTOBER 31, 2004    OCTOBER 31, 2003
-----------------------------------------------------------------------------------------
From operations --
   Net investment loss                               $       (256,168)   $       (130,037)
   Net realized gain (loss)
     from investment transactions                             324,603            (453,964)
   Net change in unrealized
     appreciation (depreciation)
     of investments                                           898,590           2,940,801
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $        967,025    $      2,356,800
-----------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
     Class A                                         $      5,396,928    $      4,050,864
     Class B                                                2,030,425           2,673,304
     Class C                                                2,213,240           2,704,082
   Cost of shares redeemed
     Class A                                               (1,786,002)         (2,547,843)
     Class B                                                 (622,972)           (352,433)
     Class C                                               (1,030,214)           (860,036)
   Net asset value of shares exchanged
     Class A                                                   35,284                  --
     Class B                                                  (35,284)                 --
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $      6,201,405    $      5,667,938
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $      7,168,430    $      8,024,738
-----------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                 $     15,248,661    $      7,223,923
-----------------------------------------------------------------------------------------
AT END OF YEAR                                       $     22,417,091    $     15,248,661
-----------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                   CLASS A
                                                               --------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                               -----------------------------     PERIOD ENDED
                                                                   2004             2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.670     $      8.530     $     10.000
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                         $     (0.102)    $     (0.087)    $     (0.047)
Net realized and unrealized gain (loss)                               0.702            2.227           (1.423)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      0.600     $      2.140     $     (1.470)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     11.270     $     10.670     $      8.530
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        5.62%           25.09%          (14.70)%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $     11,226     $      7,054     $      4,394
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                     1.70%            1.70%            1.65%(5)
   Net investment loss                                                (0.93)%          (0.93)%          (0.80)%(5)
Portfolio Turnover of the Portfolio                                      42%              50%              13%
-----------------------------------------------------------------------------------------------------------------

+ The opreating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                         1.92%            2.43%            4.78%(5)
   Net investment loss                                                (1.15)%          (1.66)%          (3.93)%(5)
Net investment loss per share                                  $     (0.126)    $     (0.155)    $     (0.231)
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

                                                                                   CLASS B
                                                               --------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                               -----------------------------     PERIOD ENDED
                                                                   2004             2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.540     $      8.490     $     10.000
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                         $     (0.182)    $     (0.158)    $     (0.089)
Net realized and unrealized gain (loss)                               0.692            2.208           (1.421)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      0.510     $      2.050     $     (1.510)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     11.050     $     10.540     $      8.490
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        4.84%           24.15%          (15.10)%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $      5,741     $      4,139     $      1,254
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                     2.45%            2.45%            2.40%(5)
   Net investment loss                                                (1.67)%          (1.69)%          (1.52)%(5)
Portfolio Turnover of the Portfolio                                      42%              50%              13%
-----------------------------------------------------------------------------------------------------------------

+ The opreating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                         2.67%            3.18%            5.53%(5)
   Net investment loss                                                (1.89)%          (2.42)%          (4.65)%(5)
Net investment loss per share                                  $     (0.206)    $     (0.226)    $     (0.272)
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

                                                                                   CLASS C
                                                               --------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                               -----------------------------     PERIOD ENDED
                                                                   2004             2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.540     $      8.490     $     10.000
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                         $     (0.182)    $     (0.157)    $     (0.090)
Net realized and unrealized gain (loss)                               0.692            2.207           (1.420)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      0.510     $      2.050     $     (1.510)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     11.050     $     10.540     $      8.490
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        4.84%           24.15%          (15.10)%
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $      5,450     $      4,056     $      1,575
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                     2.45%            2.45%            2.40%(5)
   Net investment loss                                                (1.68)%          (1.70)%          (1.52)%(5)
Portfolio Turnover of the Portfolio                                      42%              50%              13%
-----------------------------------------------------------------------------------------------------------------

+ The opreating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                         2.67%            3.18%            5.53%(5)
   Net investment loss                                                (1.90)%          (2.43)%          (4.65)%(5)
Net investment loss per share                                  $     (0.206)    $     (0.225)    $     (0.275)
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 4, 2002, to October 31, 2002.
(2) Net investment loss per share was computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS


1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note
     6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (33.4% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

     D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund did not have any undistributed long term gains. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $266,057 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on October 31, 2011.

     E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     F OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

     G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     H INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2    DISTRIBUTIONS TO SHAREHOLDERS

     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     During the year ended October 31, 2004, accumulated paid-in-capital was decreased by $256,168 and accumulated net investment loss was decreased by $256,168 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     Capital loss carryforwards   $   (266,057)
     Unrealized appreciation      $  3,087,611

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                       YEAR ENDED OCTOBER 31,
                                                                    ----------------------------
      CLASS A                                                           2004             2003
     -------------------------------------------------------------------------------------------
     Sales                                                             494,987           435,916
     Redemptions                                                      (162,967)         (290,054)
     Exchanges from Class B shares                                       3,292                --
     -------------------------------------------------------------------------------------------
     NET INCREASE                                                      335,312           145,862
     -------------------------------------------------------------------------------------------
     Year Ended October 31,

                                                                       YEAR ENDED OCTOBER 31,
                                                                    ----------------------------
     CLASS B                                                            2004             2003
     -------------------------------------------------------------------------------------------
     Sales                                                             187,530           283,375
     Redemptions                                                       (57,282)          (38,524)
     Exchanges to Class A shares                                        (3,341)               --
     -------------------------------------------------------------------------------------------
     NET INCREASE                                                      126,907           244,851
     -------------------------------------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31,
                                                                    ----------------------------
     CLASS C                                                            2004             2003
     -------------------------------------------------------------------------------------------
     Sales                                                             203,749           295,005
     Redemptions                                                       (95,182)          (95,893)
     -------------------------------------------------------------------------------------------
     NET INCREASE                                                      108,567           199,112
     -------------------------------------------------------------------------------------------

4    TRANSACTIONS WITH AFFILIATES

     The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $28,927. Pursuant to a voluntary expense reimbursement, EVM was allocated $41,983 of the Fund's operating expenses for the year ended October 31, 2004. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $3,080 in sub-transfer agent fees.

     Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

     Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $13,155 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5    DISTRIBUTION AND SERVICE PLANS

     The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $39,641 and $37,700 for Class B and Class C shares, respectively, for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $169,000 and $242,000 for Class B and Class C shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $22,866, $13,244 and $12,565 for Class A, Class B and Class C shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

     No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
     Note 5). CDSC charges assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund was informed that EVD received approximately $10,000 and $1,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended October 31, 2004. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2004.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2004 aggregated $9,677,259 and $3,615,999, respectively.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED MID-CAP CORE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED MID-CAP CORE PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.5%

SECURITY                                                       SHARES       VALUE
------------------------------------------------------------------------------------------
ADVERTISING AGENCIES -- 2.1%

Omnicom Group                                                      17,500   $    1,380,750
------------------------------------------------------------------------------------------
                                                                            $    1,380,750
------------------------------------------------------------------------------------------

AEROSPACE / DEFENSE -- 1.0%

Engineered Support Systems, Inc.                                   14,200   $      682,168
------------------------------------------------------------------------------------------
                                                                            $      682,168
------------------------------------------------------------------------------------------

APPLICATIONS SOFTWARE -- 1.5%

Jack Henry & Associates, Inc. Class A                              54,800   $    1,021,472
------------------------------------------------------------------------------------------
                                                                            $    1,021,472
------------------------------------------------------------------------------------------

AUTO PARTS AND EQUIPMENT -- 1.2%

Gentex Corp.                                                       25,000   $      825,250
------------------------------------------------------------------------------------------
                                                                            $      825,250
------------------------------------------------------------------------------------------

AUTOMOBILES -- 1.1%

Winnebago Industries                                               24,000   $      753,600
------------------------------------------------------------------------------------------
                                                                            $      753,600
------------------------------------------------------------------------------------------

BANKS-REGIONAL -- 1.8%

City National Corp.                                                18,000   $    1,240,200
------------------------------------------------------------------------------------------
                                                                            $    1,240,200
------------------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 3.4%

Cox Radio, Inc. Class A(1)                                         69,920   $    1,111,728
Radio One, Inc., Class D(1)                                        79,190        1,163,301
------------------------------------------------------------------------------------------
                                                                            $    2,275,029
------------------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.8%

Valspar Corp.                                                      25,500   $    1,189,830
------------------------------------------------------------------------------------------
                                                                            $    1,189,830
------------------------------------------------------------------------------------------

BUSINESS SERVICES-MISCELLANEOUS -- 5.1%

ChoicePoint, Inc.(1)                                               32,966   $    1,372,375
Fiserv, Inc.(1)                                                    31,200        1,108,848
SEI Investments Co.                                                26,800          964,532
------------------------------------------------------------------------------------------
                                                                            $    3,445,755
------------------------------------------------------------------------------------------

CHEMICALS -- 2.0%

Air Products and Chemicals, Inc.                                   25,600   $    1,361,408
------------------------------------------------------------------------------------------
                                                                            $    1,361,408
------------------------------------------------------------------------------------------

COMPUTER SERVICES -- 1.2%

SunGard Data Systems, Inc.(1)                                      30,000   $      794,700
------------------------------------------------------------------------------------------
                                                                            $      794,700
------------------------------------------------------------------------------------------

COSMETICS & TOILETRIES -- 1.4%

Alberto-Culver Co.                                                 20,750   $      930,845
------------------------------------------------------------------------------------------
                                                                            $      930,845
------------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 2.7%

CDW Corp.                                                          29,200   $    1,811,276
------------------------------------------------------------------------------------------
                                                                            $    1,811,276
------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.0%

Cooper Industries Ltd. Class A                                     21,100   $    1,348,290
------------------------------------------------------------------------------------------
                                                                            $    1,348,290
------------------------------------------------------------------------------------------

ELECTRONICS-EQUIPMENT / INSTRUMENTS -- 4.2%

Amphenol Corp. Class A(1)                                          47,400   $    1,627,242
National Instruments Corp.                                         43,450        1,196,178
------------------------------------------------------------------------------------------
                                                                            $    2,823,420
------------------------------------------------------------------------------------------

FINANCE-INVESTMENT MANAGEMENT -- 7.5%

Affiliated Managers Group, Inc.(1)                                 26,000   $    1,451,840
Ambac Financial Group, Inc.                                        14,700        1,147,482
Franklin Resources, Inc.                                           15,400          933,548
Legg Mason, Inc.                                                   23,400        1,490,814
------------------------------------------------------------------------------------------
                                                                            $    5,023,684
------------------------------------------------------------------------------------------

FOOD-WHOLESALE / DISTRIBUTION -- 2.4%

Dean Foods Co.(1)                                                  25,000   $      746,250
Performance Food Group Co.(1)                                      36,800          855,968
------------------------------------------------------------------------------------------
                                                                            $    1,602,218
------------------------------------------------------------------------------------------

GAS DISTRIBUTION -- 1.9%

Piedmont Natural Gas Co., Inc.                                     27,600   $    1,256,628
------------------------------------------------------------------------------------------
                                                                            $    1,256,628
------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES       VALUE
------------------------------------------------------------------------------------------
HEALTHCARE SERVICES -- 1.3%

Express Scripts, Inc.(1)                                           14,000   $      896,000
------------------------------------------------------------------------------------------
                                                                            $      896,000
------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.7%

Mohawk Industries, Inc.(1)                                         21,400   $    1,820,712
------------------------------------------------------------------------------------------
                                                                            $    1,820,712
------------------------------------------------------------------------------------------

INSURANCE -- 2.3%

Ace Ltd.                                                           21,700   $      825,902
Nationwide Financial Services, Inc., Class A                       20,200          698,920
------------------------------------------------------------------------------------------
                                                                            $    1,524,822
------------------------------------------------------------------------------------------

INSURANCE BROKERS -- 0.9%

Arthur J. Gallagher & Co., Inc.                                    22,220   $      624,382
------------------------------------------------------------------------------------------
                                                                            $      624,382
------------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 2.2%

A.G. Edwards, Inc.                                                 40,400   $    1,464,904
------------------------------------------------------------------------------------------
                                                                            $    1,464,904
------------------------------------------------------------------------------------------

MANUFACTURING -- 3.4%

Dover Corp.                                                        26,100   $    1,024,947
Pentair, Inc.                                                      33,200        1,241,016
------------------------------------------------------------------------------------------
                                                                            $    2,265,963
------------------------------------------------------------------------------------------

MEDICAL-HOSPITALS -- 1.2%

Health Management Associates, Inc. Class A                         40,600   $      838,796
------------------------------------------------------------------------------------------
                                                                            $      838,796
------------------------------------------------------------------------------------------

MEDICAL DEVICES -- 1.8%

Varian Medical Systems, Inc.(1)                                    29,700   $    1,192,455
------------------------------------------------------------------------------------------
                                                                            $    1,192,455
------------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 6.5%

Biomet, Inc.                                                       15,940   $      744,079
C.R. Bard, Inc.                                                    18,500        1,050,800
Patterson Companies, Inc.(1)                                       27,800        1,042,500
Renal Care Group, Inc.(1)                                          24,750          781,110
Respironics, Inc.(1)                                               15,000          766,350
------------------------------------------------------------------------------------------
                                                                            $    4,384,839
------------------------------------------------------------------------------------------

MEDICAL SERVICES / SUPPLIES -- 1.4%

DENTSPLY International, Inc.                                       17,800   $      925,778
------------------------------------------------------------------------------------------
                                                                            $      925,778
------------------------------------------------------------------------------------------

MULTI-UTILITIES -- 1.9%

Questar Corp.                                                      26,700   $    1,281,600
------------------------------------------------------------------------------------------
                                                                            $    1,281,600
------------------------------------------------------------------------------------------

OFFICE ELECTRONICS / TECHNOLOGY -- 1.9%

Zebra Technologies Corp. Class A(1)                                23,775   $    1,259,837
------------------------------------------------------------------------------------------
                                                                            $    1,259,837
------------------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 1.5%

National-Oilwell, Inc.(1)                                          29,700   $    1,001,187
------------------------------------------------------------------------------------------
                                                                            $    1,001,187
------------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 6.4%

Apache Corp.                                                       22,550   $    1,143,285
EOG Resources, Inc.                                                14,000          931,840
Newfield Exploration Co.(1)                                        21,100        1,228,020
Pogo Producing Co.                                                 21,200          972,020
------------------------------------------------------------------------------------------
                                                                            $    4,275,165
------------------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.9%

Estee Lauder Cos., Inc. (The), Class A                             14,500   $      622,775
------------------------------------------------------------------------------------------
                                                                            $      622,775
------------------------------------------------------------------------------------------

PRINTING AND BUSINESS PRODUCTS -- 1.6%

Avery Dennison Corp.                                               17,600   $    1,070,784
------------------------------------------------------------------------------------------
                                                                            $    1,070,784
------------------------------------------------------------------------------------------

PUBLISHING -- 1.7%

E.W. Scripps Co.                                                   23,400   $    1,116,648
------------------------------------------------------------------------------------------
                                                                            $    1,116,648
------------------------------------------------------------------------------------------

RETAIL-DISCOUNT -- 1.3%

Family Dollar Stores, Inc.                                         30,200   $      892,410
------------------------------------------------------------------------------------------
                                                                            $      892,410
------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES       VALUE
------------------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.2%

Brinker International, Inc.(1)                                     20,500   $      662,150
Sonic Corp.(1)                                                     29,600          806,008
------------------------------------------------------------------------------------------
                                                                            $    1,468,158
------------------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 2.0%

Bed Bath and Beyond, Inc.(1)                                       33,300   $    1,358,307
------------------------------------------------------------------------------------------
                                                                            $    1,358,307
------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%

Microchip Technology, Inc.                                         43,350   $    1,311,338
------------------------------------------------------------------------------------------
                                                                            $    1,311,338
------------------------------------------------------------------------------------------

SPECIALTY CHEMICALS AND MATERIALS -- 1.6%

Ecolab, Inc.                                                       31,500   $    1,066,275
------------------------------------------------------------------------------------------
                                                                            $    1,066,275
------------------------------------------------------------------------------------------

TELECOMMUNICATIONS -- 1.4%

CenturyTel, Inc.                                                   29,000   $      930,610
------------------------------------------------------------------------------------------
                                                                            $      930,610
------------------------------------------------------------------------------------------

TRANSPORTATION -- 4.1%

C.H. Robinson Worldwide, Inc.                                      27,900   $    1,504,926
Expeditors International of Washington, Inc.                       22,100        1,261,910
------------------------------------------------------------------------------------------
                                                                            $    2,766,836
------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $56,581,717)                                           $   66,127,104
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 98.5%
   (IDENTIFIED COST, $56,581,717)                                           $   66,127,104
------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 1.5%                                      $    1,002,830
------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                        $   67,129,934
------------------------------------------------------------------------------------------

(1)  Non-income producing security.

                        See notes to financial statements

TAX-MANAGED MID-CAP CORE PORTFOLIO as of October 31, 2004
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $56,581,717)                        $   66,127,104
Cash                                                                               828,523
Receivable for investments sold                                                    984,827
Dividends and interest receivable                                                   15,449
------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                $   67,955,903
------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                           $      790,250
Payable to affiliate for Trustees' fees                                              1,570
Accrued expenses                                                                    34,149
------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                           $      825,969
------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                   $   67,129,934
------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                     $   57,584,547
Net unrealized appreciation (computed on the basis of identified cost)           9,545,387
------------------------------------------------------------------------------------------
TOTAL                                                                       $   67,129,934
------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends                                                                   $      453,404
Interest                                                                             4,573
------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     $      457,977
------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                      $      470,752
Trustees' fees and expenses                                                          5,182
Custodian fee                                                                       46,750
Legal and accounting services                                                       24,325
Miscellaneous                                                                        3,029
------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                              $      550,038
------------------------------------------------------------------------------------------
Deduct --
   Reduction of investment adviser fee                                      $        2,466
------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                    $        2,466
------------------------------------------------------------------------------------------

NET EXPENSES                                                                $      547,572
------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                         $      (89,595)
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                          $      914,226
------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                           $      914,226
------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                      $    2,644,478
------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        $    2,644,478
------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                            $    3,558,704
------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                  $    3,469,109
------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED        YEAR ENDED
IN NET ASSETS                                                  OCTOBER 31, 2004  OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                           $      (89,595)   $      (64,901)
   Net realized gain (loss) from
      investment transactions                                           914,226          (927,356)
   Net change in unrealized
      appreciation (depreciation)
      of investments                                                  2,644,478         8,290,032
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    3,469,109    $    7,297,775
-------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                 $   21,164,553    $   25,984,940
   Withdrawals                                                       (3,615,999)       (4,319,456)
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                          $   17,548,554    $   21,665,484
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                       $   21,017,663    $   28,963,259
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                             $   46,112,271    $   17,149,012
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                                   $   67,129,934    $   46,112,271
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                   YEAR ENDED OCTOBER 31,
                                                               -----------------------------     PERIOD ENDED
                                                                   2004             2003      OCTOBER 31, 2002(1)
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+

Ratios (As a percentage of average daily net assets):
   Net expenses                                                        0.93%            0.99%            1.68%(2)
   Net investment loss                                                (0.15)%          (0.22)%          (0.81)%(2)
Portfolio Turnover                                                       42%              50%              13%
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                        6.43%           25.97%          (14.72)%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                        $     67,130     $     46,112     $     17,149
-----------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses                                                            0.93%              --               --
   Net investment loss                                                (0.15)%             --               --
-----------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2002, to October 31, 2002.
(2)  Annualized.
(3)  Total return is not computed on an annualized basis.

                        See notes to financial statements

TAX-MANAGED MID-CAP CORE PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed Mid-Cap Core Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 33.4% and 66.4% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices, or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   E FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J OTHER -- Investment transactions are accounted for on a trade date basis.

   K INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $470,752. BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the period from May 1, 2004, to October 31, 2004, BMR waived $2,466 of its advisory fee. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital Management Company, LLC (Atlanta Capital), a majority-owned subsidiary of Eaton Vance. BMR pays Atlanta Capital a monthly fee for sub-advisory services provided to the Portfolio equal to 0.55% annually of the average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $42,264,998 and $24,547,600, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                           $   56,882,684
                                                            --------------
   Gross unrealized appreciation                            $   10,678,194
   Gross unrealized depreciation                                (1,433,774)
                                                            --------------

   NET UNREALIZED APPRECIATION                              $    9,244,420
                                                            --------------

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2004.

TAX-MANAGED MID-CAP CORE PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED MID-CAP CORE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Mid-Cap Core Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the two years in the period then ended, and the period from the start of business, March 1, 2002, to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio at October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED MID-CAP CORE FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                             POSITION(S)         TERM OF                              NUMBER OF PORTFOLIOS
                              WITH THE         OFFICE AND                               IN FUND COMPLEX
    NAME AND                  TRUST AND         LENGTH OF    PRINCIPAL OCCUPATION(S)      OVERSEEN BY
  DATE OF BIRTH             THE PORTFOLIO        SERVICE     DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes            Trustee of the    Trustee of the  Chairman, President and          192               Director of EVC
11/9/41                    Trust; Trustee     Trust since    Chief Executive Officer
                          and President of   1991; Trustee   of BMR, EVC, EVM and
                           the Portfolio     and President   EV; Director of EV;
                                                 of the      Vice President and
                                               Portfolio     Director of EVD.
                                               since 2001    Trustee and/or officer
                                                             of 192 registered
                                                             investment companies in
                                                             the Eaton Vance Fund
                                                             Complex. Mr. Hawkes is
                                                             an interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Trust and the
                                                             Portfolio.

NONINTERESTED TRUSTEE(S)
Samuel L. Hayes, III           Trustee       Trustee of the  Jacob H. Schiff                  192            Director of Tiffany &
2/23/35                                       Trust since    Professor of Investment                        Co. (specialty retailer)
                                              1986; of the   Banking Emeritus,                                  and Telect, Inc.
                                               Portfolio     Harvard University                                (telecommunication
                                               since 2001    Graduate School of                                 services company)
                                                             Business
                                                             Administration.

William H. Park                Trustee         Since 2003    President and Chief              192                    None
9/19/47                                                      Executive Officer,
                                                             Prizm Capital
                                                             Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice
                                                             President and Chief
                                                             Financial Officer,
                                                             United Asset Management
                                                             Corporation ( a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) (1982-2001).

Ronald A. Pearlman             Trustee         Since 2003    Professor of Law,                192                    None
7/10/40                                                      Georgetown University
                                                             Law Center (since
                                                             1999). Tax Partner,
                                                             Covington & Burling,
                                                             Washington, DC
                                                             (1991-2000).

                             POSITION(S)         TERM OF                              NUMBER OF PORTFOLIOS
                              WITH THE         OFFICE AND                               IN FUND COMPLEX
    NAME AND                  TRUST AND         LENGTH OF    PRINCIPAL OCCUPATION(S)      OVERSEEN BY
  DATE OF BIRTH             THE PORTFOLIO        SERVICE     DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S)
(CONTINUED)
Norton H. Reamer               Trustee       Trustee of the  President, Chief                 192                    None
9/21/35                                       Trust since    Executive Officer and a
                                              1986; of the   Director of Asset
                                               Portfolio     Management Finance
                                               since 2001    Corp. (a specialty
                                                             finance company serving
                                                             the investment
                                                             management industry)
                                                             (since October 2003).
                                                             President, Unicorn
                                                             Corporation (an
                                                             investment and
                                                             financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Formerly, Chairman,
                                                             Hellman, Jordan
                                                             Management Co., Inc.
                                                             (an investment
                                                             management company)
                                                             (2000-2003). Formerly,
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm)
                                                             (2002-2003). Formerly
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds) (1980-2000).

Lynn A. Stout                  Trustee       Trustee of the  Professor of Law,                192                    None
9/14/57                                       Trust since    University of
                                              1998; of the   California at Los
                                               Portfolio     Angeles School of Law
                                               since 2001    (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                               POSITION(S)                  TERM OF
                                WITH THE                  OFFICE AND
      NAME AND                  TRUST AND                  LENGTH OF                         PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH             THE PORTFOLIO                 SERVICE                          DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President of the Trust;   President of the Trust since   Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                  Vice President of the     2002; Vice President of the    Chief Investment Officer of EVM and BMR and
                              Portfolio                Portfolio since 2001       Director of EVC. Chief Executive Officer of Belair
                                                                                  Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                  Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                  and Belrose Capital Fund LLC (private investment
                                                                                  companies sponsored by EVM). Officer of 55
                                                                                  registered investment companies managed by EVM or
                                                                                  BMR.

William H. Ahern, Jr.     Vice President of the           Since 1995              Vice President of EVM and BMR. Officer of 78
7/28/59                          Trust                                            registered investment companies managed by EVM or
                                                                                  BMR.

Thomas J. Fetter          Vice President of the           Since 1997              Vice President of EVM and BMR. Officer of 124
8/20/43                          Trust                                            registered investment companies managed by EVM or
                                                                                  BMR.

William R. Hackney, III   Vice President of the           Since 2001              Managing Partner and member of the Executive
4/12/48                       Portfolio                                           Committee of Atlanta Capital. Officer of 3
                                                                                  registered investment companies managed by EVM or
                                                                                  BMR.

Michael R. Mach           Vice President of the           Since 1999              Vice President of EVM and BMR. Previously,
7/15/47                         Trust                                             Managing Director and Senior Analyst for Robertson
                                                                                  Stephens (1998-1999). Officer of 28 registered
                                                                                  investment companies managed by EVM or BMR.

Robert B. MacIntosh       Vice President of the           Since 1998              Vice President of EVM and BMR. Officer of 124
1/22/57                         Trust                                             registered investment companies managed by EVM or
                                                                                  BMR.

Paul J. Marshall          Vice President of the           Since 2001              Vice President of Atlanta Capital. Portfolio
5/2/65                         Portfolio                                          manager for Bank of America Capital Management
                                                                                  (1995-2000). Officer of 2 registered investment
                                                                                  companies managed by EVM or BMR.

Charles B. Reed           Vice President of the           Since 2001              Vice President of Atlanta Capital. Officer of 2
10/9/65                        Portfolio                                          registered investment companies managed by EVM or
                                                                                  BMR.

Duncan W. Richardson      Vice President of the           Since 2001              Senior Vice President and Chief Equity Investment
10/26/57                        Trust                                             Officer of EVM and BMR. Officer of 44 registered
                                                                                  investment companies managed by EVM or BMR.

                               POSITION(S)                  TERM OF
                                WITH THE                  OFFICE AND
      NAME AND                  TRUST AND                  LENGTH OF                         PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH             THE PORTFOLIO                 SERVICE                          DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO
ARE NOT TRUSTEES
(CONTINUED)

Walter A. Row, III        Vice President of the              Since 2003           Director of Equity Research and a Vice President
7/20/57                         Trust                                             of EVM and BMR. Officer of 24 registered
                                                                                  investment companies managed by EVM or BMR.

Judith A. Saryan          Vice President of the              Since 2001           Vice President of EVM and BMR. Previously,
8/21/54                          Trust                                            Portfolio Manager and Equity Analyst for State
                                                                                  Street Global Advisers (1980-1999). Officer of 27
                                                                                  registered investment companies managed by EVM or
                                                                                  BMR.

Susan Schiff              Vice President of the              Since 2002           Vice President of EVM and BMR. Officer of 27
3/13/61                          Trust                                            registered investment companies managed by EVM or
                                                                                  BMR.

Alan R. Dynner                 Secretary           Secretary of the Trust since   Vice President, Secretary and Chief Legal Officer
10/10/40                                           1997; of the Portfolio since   of BMR, EVM, EVD, EV and EVC. Officer of 192
                                                               2001               registered investment companies managed by EVM or
                                                                                  BMR.

Michelle A. Green            Treasurer of the                Since 2002           Vice President of EVM and BMR. Chief Financial
8/25/69                         Portfolio                                         Officer of Belair Capital Fund LLC, Belcrest
                                                                                  Capital Fund LLC, Belmar Capital Fund LLC, Belport
                                                                                  Capital Fund LLC and Belrose Capital Fund LLC
                                                                                  (private investment companies sponsored by EVM).
                                                                                  Officer of 83 registered investment companies
                                                                                  managed by EVM or BMR.

James L. O'Connor         Treasurer of the Trust             Since 1989           Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                            registered investment companies managed by EVM or
                                                                                  BMR.

Paul M. O'Neil               Chief Compliance                Since 2004           Vice President of EVM and BMR. Officer of 192
7/11/53                          Officer                                          registered investment companies managed by EVM or
                                                                                  BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

            INVESTMENT ADVISER OF TAX-MANAGED MID-CAP CORE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                SUB-ADVISER OF TAX-MANAGED MID-CAP CORE PORTFOLIO
                    ATLANTA CAPITAL MANAGEMENT COMPANY L.L.C.
                           1349 WEST PEACHTREE STREET
                                   SUITE 1600
                                ATLANTA, GA 30309

           ADMINISTRATOR OF EATON VANCE TAX-MANAGED MID-CAP CORE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022

                    EATON VANCE TAX-MANAGED MID-CAP CORE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

1301-12/04                                                              TMMCCSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

            For more information about Eaton Vance's Privacy Policy,
                           please call 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF ARIEH COLL]
Arieh Coll
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 3.82%. This return was the result of an increase in net asset value
   (NAV) per share to $10.06 on October 31, 2004, from $9.69 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of 3.09% during the same period, the result of an increase in NAV per share to $9.68 from $9.39.(1)

- The Fund's Class C shares had a total return of 3.08% during the same period, the result of an increase in NAV per share to $9.70 from $9.41.(1)

- For comparison, the S&P 500 Index (the "S&P 500") - a broad-based, unmanaged market index commonly used to measure overall U.S. stock market performance - returned 9.42% for the 12-month period ended October 31, 2004.(2)

   SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- While the Fund posted positive returns for the period, it underperformed its benchmark, the S&P 500.(2) On a longer-term basis, however, the Fund has outperformed the S&P 500, as illustrated in the chart on the following page.(2)

- The primary reason for the Fund's underperformance during the one-year period was the reduction in Portfolio holdings in technology stocks shortly before the period began. These stocks performed very well in November and December 2003 -- the first few months of the reporting period -- and the Portfolio's underweighting of the sector, relative to the S&P 500, detracted significantly.

- We reduced the Portfolio's holdings of technology stocks in October 2003 because we believed that, after a strong run in the first nine months of that year, the sector had become overvalued and would probably see a pullback. We were correct in forecasting this downturn, which, in fact, occurred in early 2004, but our timing was a few months early. Nevertheless, because we manage the Fund for long-term returns and strive to reduce risk where possible, we were pleased that our reasoning was eventually validated, as technology stocks significantly underperformed the overall market for the first three quarters of 2004. Another underperforming sector for the Portfolio was health care, which also detracted from the Fund's relative returns.

- On the positive side, we owned companies that manufacture "smart phone" devices, and these holdings strongly outperformed during the period. In addition, certain retail stocks made positive contributions.

- The U.S. economy has continued to show healthy growth, but risks remain, including large trade and federal budget deficits and a declining dollar, which could lead to higher long-term interest rates. However, guided by our tax-management investment strategies, we will continue to seek companies characterized by attractive long-term investment prospects that we believe can grow faster than the U.S. economy and stock market. We believe our discipline of buying shares of such companies when they are reasonably priced, relative to their fundamental value, can be a beneficial investment strategy over the long term.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

   FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

     (1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.
     (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004 PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                       CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                              3.82%     3.09%     3.08%
Life of Fund+                                         0.14%    -0.75%    -0.70%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                             -2.14%    -1.91%     2.08%
Life of Fund+                                        -1.22%    -1.22%    -0.70%

+  Inception Dates - Class A: 6/30/00; Class B: 7/10/00; Class C:7/10/00

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC)FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                  MONTH END, PLEASE REFER TO www.eatonvance.com.

TEN LARGEST COMMON STOCK HOLDINGS++
By net assets

   NII Holdings, Inc., Class B           4.9%
   NVIDIA Corp.                          4.8
   Research in Motion. Ltd.              4.7
   WMS Industries, Inc.                  3.9
   Taro Pharmaceutical Industries Ltd.   3.6
   Gillette Co., (The)                   3.4
   Kanbay International, Inc.            3.2
   Citizens Communications Co.           2.5
   Yahoo!, Inc.                          2.3
   Sirva, Inc.                           2.3

   ++ Ten Largest Common Stock Holdings represented 35.6% of the Portfolio's net assets as of October 31, 2004. Holdings and sectors are subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
TAX-MANAGED MULTI-CAP OPPORTUNITY FUND CLASS A VS. THE S&P 500 INDEX**
   June 31, 2000 - October 31, 2004

            TAX-MANAGED MULTI-CAP     TAX-MANAGED MULTI-CAP
           OPPORTUNITY FUND, CLASS A,   OPPORTUNITY FUND,     S&P 500
   DATE     INCLUDING SALES CHARGE         CLASS A             INDEX
----------------------------------------------------------------------
 6/30/2000         $ 10,000               $  9,425            $ 10,000
 7/31/2000         $ 10,650               $ 10,038            $  9,844
 8/31/2000         $ 11,820               $ 11,140            $ 10,455
 9/30/2000         $ 11,670               $ 10,999            $  9,903
10/31/2000         $ 11,340               $ 10,688            $  9,861
11/30/2000         $ 10,160               $  9,576            $  9,084
12/31/2000         $ 10,590               $  9,981            $  9,129
 1/31/2001         $ 11,260               $ 10,613            $  9,452
 2/28/2001         $  9,740               $  9,180            $  8,591
 3/31/2001         $  8,580               $  8,087            $  8,047
 4/30/2001         $  9,720               $  9,161            $  8,672
 5/31/2001         $  9,740               $  9,180            $  8,730
 6/30/2001         $ 10,120               $  9,538            $  8,518
 7/31/2001         $  9,790               $  9,227            $  8,434
 8/31/2001         $  9,330               $  8,794            $  7,906
 9/30/2001         $  7,790               $  7,342            $  7,268
10/31/2001         $  8,380               $  7,898            $  7,407
11/30/2001         $  9,070               $  8,549            $  7,975
12/31/2001         $  9,660               $  9,105            $  8,045
 1/31/2002         $  9,310               $  8,775            $  7,927
 2/28/2002         $  8,720               $  8,219            $  7,774
 3/31/2002         $  9,650               $  9,095            $  8,067
 4/30/2002         $  9,750               $  9,189            $  7,578
 5/31/2002         $  9,080               $  8,558            $  7,522
 6/30/2002         $  8,260               $  7,785            $  6,987
 7/31/2002         $  7,190               $  6,777            $  6,442
 8/31/2002         $  7,280               $  6,861            $  6,484
 9/30/2002         $  6,770               $  6,381            $  5,780
10/31/2002         $  7,250               $  6,833            $  6,289
11/30/2002         $  7,930               $  7,474            $  6,658
12/31/2002         $  7,220               $  6,805            $  6,267
 1/31/2003         $  6,990               $  6,588            $  6,104
 2/28/2003         $  6,760               $  6,371            $  6,012
 3/31/2003         $  7,020               $  6,616            $  6,070
 4/30/2003         $  7,590               $  7,154            $  6,570
 5/31/2003         $  8,470               $  7,983            $  6,916
 6/30/2003         $  8,850               $  8,341            $  7,004
 7/31/2003         $  9,320               $  8,784            $  7,127
 8/31/2003         $  9,670               $  9,114            $  7,266
 9/30/2003         $  9,370               $  8,831            $  7,189
10/31/2003         $  9,690               $  9,133            $  7,596
11/30/2003         $  9,790               $  9,227            $  7,663
12/31/2003         $  9,920               $  9,350            $  8,064
 1/31/2004         $ 10,130               $  9,548            $  8,212
 2/29/2004         $ 10,340               $  9,746            $  8,326
 3/31/2004         $ 10,270               $  9,680            $  8,201
 4/30/2004         $  9,820               $  9,255            $  8,072
 5/31/2004         $  9,820               $  9,255            $  8,183
 6/30/2004         $ 10,430               $  9,830            $  8,342
 7/31/2004         $  9,840               $  9,274            $  8,066
 8/31/2004         $  9,280               $  8,746            $  8,098
 9/30/2004         $  9,820               $  9,255            $  8,186
10/31/2004         $ 10,060               $  9,482            $  8,311

** SOURCE: THOMSON FINANCIAL. CLASS A INVESTMENT OPERATIONS COMMENCED 6/30/00.
   A $10,000 HYPOTHETICAL INVESTMENT AT NET ASSET VALUE IN CLASS B AND CLASS C SHARES ON 7/10/00 WOULD HAVE BEEN VALUED AT $9,680 AND $9,700, RESPECTIVELY, ON OCTOBER 31, 2004. THE INVESTMENT IN CLASS B SHARES WOULD HAVE BEEN VALUED AT $9,486 AFTER DEDUCTION OF THE APPLICABLE CDSC. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

   COMMON STOCK INVESTMENTS BY SECTOR++
   By net assets

   Information Technology                29.3%
   Industrials                           11.7%
   Consumer Discretionary                11.0%
   Telecommunication Services            10.0%
   Health Care                           10.0%
   Consumer Staples                       8.6%
   Financials                             9.5%
   Energy                                 4.1%
   Materials                              2.2%
   Utilities                              1.0%

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          3.82%          0.14%
Return After Taxes on Distributions          3.82%          0.14%
Return After Taxes on Distributions          2.48%          0.12%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         -2.14%         -1.22%
Return After Taxes on Distributions         -2.14%         -1.22%
Return After Taxes on Distributions         -1.39%         -1.03%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          3.08%         -0.70%
Return After Taxes on Distributions          3.08%         -0.70%
Return After Taxes on Distributions          2.00%         -0.60%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          2.08%         -0.70%
Return After Taxes on Distributions          2.08%         -0.70%
Return After Taxes on Distributions          1.35%         -0.60%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          3.09%         -0.75%
Return After Taxes on Distributions          3.09%         -0.75%
Return After Taxes on Distributions          2.01%         -0.64%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         -1.91%         -1.22%
Return After Taxes on Distributions         -1.91%         -1.22%
Return After Taxes on Distributions         -1.24%         -1.03%
and Sale of Fund Shares

Class A commenced operations on 6/30/00. Class B and Class C commenced operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
    ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                  MONTH END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

               EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

                      BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                             (5/1/04)                (10/31/04)            (5/1/04 - 10/31/04)
   ------------------------------------------------------------------------------------------------
   Actual
   Class A                $    1,000.00            $    1,024.44                  $     7.43
   Class B                $    1,000.00            $    1,021.09                  $    11.23
   Class C                $    1,000.00            $    1,021.05                  $    11.23

   Hypothetical
   (5% return per year before expenses)
   Class A                $    1,000.00            $    1,017.80                  $     7.41
   Class B                $    1,000.00            $    1,014.00                  $    11.19
   Class C                $    1,000.00            $    1,014.00                  $    11.19

   * Expenses are equal to the Fund's annualized expense ratio of 1.46% for Class A shares, 2.21% for Class B shares, and 2.21% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value
   (identified cost, $53,442,512)                                                  $    62,946,515
Receivable for Fund shares sold                                                             26,988
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $    62,973,503
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $       157,906
Payable to affiliate for distribution and service fees                                      11,795
Payable to affiliate for Trustees' fees                                                        110
Accrued expenses                                                                            41,224
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $       211,035
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $    62,762,468
--------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $    60,212,023
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                     (6,953,558)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                      9,504,003
--------------------------------------------------------------------------------------------------
TOTAL                                                                              $    62,762,468
--------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $    23,461,557
SHARES OUTSTANDING                                                                       2,331,034
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         10.06
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $10.06)                                                $         10.67
--------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $    20,927,889
SHARES OUTSTANDING                                                                       2,161,801
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $          9.68
--------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $    18,373,022
SHARES OUTSTANDING                                                                       1,894,762
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $          9.70
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $1,236)                  $       408,987
Interest allocated from Portfolio                                                           30,738
Expenses allocated from Portfolio                                                         (493,799)
--------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $       (54,074)
--------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                 $        97,229
Trustees' fees and expenses                                                                  1,625
Distribution and service fees
   Class A                                                                                  58,825
   Class B                                                                                 230,680
   Class C                                                                                 182,217
Transfer and dividend disbursing agent fees                                                131,606
Registration fees                                                                           50,724
Legal and accounting services                                                               16,539
Custodian fee                                                                               14,405
Printing and postage                                                                        14,008
Miscellaneous                                                                                3,622
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $       801,480
--------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $      (855,554)
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $     2,744,425
   Securities sold short                                                                   (83,063)
   Foreign currency transactions                                                               399
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $     2,661,761
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $       804,413
   Securities sold short                                                                  (622,881)
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $       181,532
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     2,843,293
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     1,987,739
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED            YEAR ENDED
IN NET ASSETS                                                  OCTOBER 31, 2004      OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                         $         (855,554)   $         (803,802)
   Net realized gain from investment
      transactions, securities sold short,
      and foreign currency transactions                                 2,661,761             6,518,446
   Net change in unrealized appreciation
      (depreciation) from investments,
      and securities sold short                                           181,532             6,171,651
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $        1,987,739    $       11,886,295
-------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                  $       12,212,157    $        6,898,991
      Class B                                                           9,372,568             9,430,403
      Class C                                                           5,772,811             5,595,324
      Class D                                                                  --               173,163
   Cost of shares redeemed
      Class A                                                          (9,746,606)           (5,439,685)
      Class B                                                          (9,698,744)           (4,828,923)
      Class C                                                          (3,791,111)           (4,570,294)
      Class D                                                                  --            (1,247,920)
   Net asset value of shares exchanged
      Class A                                                             239,982                    --
      Class B                                                            (239,982)                   --
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                          $        4,121,075    $        6,011,059
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $        6,108,814    $       17,897,354
-------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $       56,653,654    $       38,756,300
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $       62,762,468    $       56,653,654
-------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                         ----------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)        2002(1)        2001(1)      2000(1)(2)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    9.690     $    7.250     $    8.380     $   11.340     $   10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $   (0.083)    $   (0.116)    $   (0.114)    $   (0.065)    $   (0.016)
Net realized and unrealized gain (loss)                       0.453          2.556         (1.016)        (2.895)         1.356
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $    0.370     $    2.440     $   (1.130)    $   (2.960)    $    1.340
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $   10.060     $    9.690     $    7.250     $    8.380     $   11.340
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                3.82%         33.66%        (13.48)%       (26.10)%        13.40%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                  $   23,462     $   19,884     $   14,289     $   10,637     $      674
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                             1.52%          1.66%          1.60%          1.40%          1.48%(5)
   Net expenses after custodian fee reduction(4)               1.52%          1.66%          1.60%          1.40%          1.40%(5)
   Net investment loss                                        (0.84)%        (1.42)%        (1.35)%        (0.69)%        (0.43)%(5)
Portfolio Turnover of the Portfolio                             239%           224%           225%           324%            90%
-------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 1.53%                         1.67%          2.40%         12.00%(5)
   Expenses after custodian fee reduction(4)                   1.53%                         1.67%          2.40%         11.92%(5)
   Net investment loss                                        (0.85)%                       (1.42)%        (1.69)%       (10.96)%(5)
Net investment loss per share                            $   (0.086)                   $   (0.120)    $   (0.159)    $   (0.408)
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, June 30, 2000, to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                        See notes to financial statements

                                                                                        CLASS B
                                                         ----------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                         ----------------------------------------------------------------------
                                                           2004(1)        2003(1)        2002(1)        2001(1)      2000(1)(2)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    9.390     $    7.080     $    8.260     $   11.260     $   10.000
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $   (0.153)    $   (0.173)    $   (0.175)    $   (0.131)    $   (0.027)
Net realized and unrealized gain (loss)                       0.443          2.483         (1.005)        (2.869)         1.287
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $    0.290     $    2.310     $   (1.180)    $   (3.000)    $    1.260
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    9.680     $    9.390     $    7.080     $    8.260     $   11.260
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                3.09%         32.63%        (14.29)%       (26.64)%        12.60%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                  $   20,928     $   20,868     $   11,939     $    8,931     $      714
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                             2.27%          2.41%          2.35%          2.15%          2.23%(5)
   Net expenses after custodian fee reduction(4)               2.27%          2.41%          2.35%          2.15%          2.15%(5)
   Net investment loss                                        (1.60)%        (2.16)%        (2.10)%        (1.43)%        (0.78)%(5)
Portfolio Turnover of the Portfolio                             239%           224%           225%           324%            90%
-------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 2.28%                         2.42%          3.15%         12.75%(5)
   Expenses after custodian fee reduction(4)                   2.28%                         2.42%          3.15%         12.67%(5)
   Net investment loss                                        (1.61)%                       (2.17)%        (2.43)%       (11.30)%(5)
Net investment loss per share                            $   (0.154)                   $   (0.181)    $   (0.223)    $   (0.391)
-------------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, July 10, 2000, to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                        See notes to financial statements

                                                                                    CLASS C
                                                         --------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------------
                                                           2004(1)      2003(1)      2002(1)     2001(1)     2000(1)(2)
-----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $    9.410   $    7.090   $    8.270   $   11.260   $   10.000
-----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                      $   (0.151)  $   (0.172)  $   (0.175)  $   (0.133)  $   (0.025)
Net realized and unrealized gain (loss)                       0.441        2.492       (1.005)      (2.857)       1.285
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                      $    0.290   $    2.320   $   (1.180)  $   (2.990)  $    1.260
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                           $    9.700   $    9.410   $    7.090   $    8.270   $   11.260
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                3.08%       32.72%      (14.27)%     (26.55)%      12.60%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                  $   18,373   $   15,902   $   11,432   $    8,670   $      308
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                             2.27%        2.41%        2.35%        2.15%        2.23%(5)
   Net expenses after custodian fee reduction(4)               2.27%        2.41%        2.35%        2.15%        2.15%(5)
   Net investment loss                                        (1.57)%      (2.16)%      (2.10)%      (1.46)%      (0.72)%(5)
Portfolio Turnover of the Portfolio                             239%         224%         225%         324%          90%
-----------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                 2.28%                     2.42%        3.15%       12.75%(5)
   Expenses after custodian fee reduction(4)                   2.28%                     2.42%        3.15%       12.67%(5)
   Net investment loss                                        (1.58)%                   (2.17)%      (2.46)%     (11.24)%(5)
Net investment loss per share                            $   (0.152)               $   (0.181)  $   (0.224)  $   (0.390)
-----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, July 10, 2000, to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2003. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (57.8%) at October 31, 2004. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $6,370,525 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   E INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   F OTHER -- Investment transactions are accounted for on a trade-date basis.

   G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   H EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December ) of all or substantially all of its net investment income and at least one distribution of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $821,827, net investment loss was decreased by $855,554, and accumulated net realized loss was increased by $33,727 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards            $    (6,370,525)
   Unrealized appreciation               $     8,920,970

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
   CLASS A                                            2004             2003
   ---------------------------------------------------------------------------
   Sales                                            1,237,539          793,231
   Redemptions                                       (982,291)        (712,441)
   Exchange from Class B shares                        24,431               --
   ---------------------------------------------------------------------------
   NET INCREASE                                       279,679           80,790
   ---------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
   CLASS B                                            2004             2003
   ---------------------------------------------------------------------------
   Sales                                              968,737        1,133,178
   Redemptions                                     (1,003,357)        (598,170)
   Exchange to Class A shares                         (25,073)              --
   ---------------------------------------------------------------------------
   NET INCREASE (DECREASE)                            (59,693)         535,008
   ---------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
   CLASS C                                            2004             2003
   ---------------------------------------------------------------------------
   Sales                                              602,389          684,332
   Redemptions                                       (397,404)        (606,805)
   ---------------------------------------------------------------------------
   NET INCREASE                                       204,985           77,527
   ---------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                                   ---------------------------
   CLASS D                                            2004            2003(1)
   ---------------------------------------------------------------------------
   Sales                                                   --           21,094
   Redemptions                                             --         (161,487)
   ---------------------------------------------------------------------------
   NET DECREASE                                            --         (140,393)
   ---------------------------------------------------------------------------

   (1) Offering of Class D shares was discontinued during the year ended October 31, 2003. (See Note 1)

4  TRANSACTIONS WITH AFFILIATES

   The administration fee is earned by Eaton Vance Management (EVM) (the Administrator) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $97,229. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and

   Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2004, EVM earned $12,337 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $24,902 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $173,010 and $136,663 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $847,000 and $947,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $58,825, $57,670, and $45,554 for Class A, Class B and Class C, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $0, $60,000 and $4,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2004, aggregated $27,619,728 and $23,990,722, respectively.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF THE EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2004 and 2003, and the financial highlights for each of the four years in the period ended October 31, 2004 and for the period from the start of business, June 30, 2000, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund at October 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.4%

SECURITY                                              SHARES     VALUE
------------------------------------------------------------------------------
AEROSPACE-EQUIPMENT -- 1.1%

Precision Castparts Corp.                              20,000    $   1,200,000
------------------------------------------------------------------------------
                                                                 $   1,200,000
------------------------------------------------------------------------------

BANKS -- 1.2%

Commerce Bancorp, Inc.                                 22,000    $   1,303,280
------------------------------------------------------------------------------
                                                                 $   1,303,280
------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 1.3%

NTL, Inc.(1)                                           21,932    $   1,458,697
------------------------------------------------------------------------------
                                                                 $   1,458,697
------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.1%

Eagle Materials, Inc.                                  17,500    $   1,209,425
------------------------------------------------------------------------------
                                                                 $   1,209,425
------------------------------------------------------------------------------

BUSINESS SERVICES -- 8.2%

Coinstar, Inc.(1)                                      70,000    $   1,808,100
Dun & Bradstreet Corp.(1)                              19,000        1,074,640
Intersections, Inc.(1)                                 73,984          991,016
MDC Partners, Inc., Class A(1)                         68,000          802,400
Sirva, Inc.(1)                                        104,100        2,498,400
Sotheby's Holdings, Inc., Class A(1)                   92,000        1,719,480
------------------------------------------------------------------------------
                                                                 $   8,894,036
------------------------------------------------------------------------------

COMPUTER SERVICES -- 5.4%

Cognizant Technology Solutions Corp.(1)                50,000    $   1,700,000
Kanbay International, Inc.(1)                         145,851        3,484,380
Ness Technologies, Inc.(1)                             49,281          651,495
------------------------------------------------------------------------------
                                                                 $   5,835,875
------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 2.4%

PalmSource, Inc.(1)                                    24,000    $     538,080
RADWARE Ltd.(1)                                        29,000          716,300
Salesforce.com, Inc.(1)                                 1,900           38,608
VERITAS Software Corp.(1)                              62,000        1,356,560
------------------------------------------------------------------------------
                                                                 $   2,649,548
------------------------------------------------------------------------------

COMPUTERS-INTEGRATED SYSTEMS -- 6.3%

PalmOne, Inc.(1)                                       59,588    $   1,726,264
Research in Motion Ltd.(1)                             58,200        5,133,240
------------------------------------------------------------------------------
                                                                 $   6,859,504
------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 0.6%

Apple Computer, Inc.(1)                                12,000    $     630,360
------------------------------------------------------------------------------
                                                                 $     630,360
------------------------------------------------------------------------------

DISTRIBUTION SERVICES -- 0.7%

Central European Distribution Corp.(1)                 28,200    $     713,742
------------------------------------------------------------------------------
                                                                 $     713,742
------------------------------------------------------------------------------

DRUGS -- 0.9%

Flamel Technologies SA ADR(1)                          32,000    $     524,480
Ligand Pharmaceuticals, Inc., Class B(1)               45,000          401,175
------------------------------------------------------------------------------
                                                                 $     925,655
------------------------------------------------------------------------------

EDUCATION -- 3.0%

Educate, Inc.(1)                                       29,662    $     357,131
EVCI Career Colleges Holding Corp.(1)                  88,800          695,304
Laureate Education, Inc.(1)                            43,400        1,702,148
Learning Tree International, Inc.(1)                   40,000          551,200
------------------------------------------------------------------------------
                                                                 $   3,305,783
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.8%

NVIDIA Corp.(1)                                       358,000    $   5,180,260
------------------------------------------------------------------------------
                                                                 $   5,180,260
------------------------------------------------------------------------------

ENERGY SERVICES -- 1.1%

NRG Energy, Inc.(1)                                    41,861    $   1,161,224
------------------------------------------------------------------------------
                                                                 $   1,161,224
------------------------------------------------------------------------------

ENTERTAINMENT -- 3.9%

WMS Industries, Inc.(1)                               144,300    $   4,220,775
------------------------------------------------------------------------------
                                                                 $   4,220,775
------------------------------------------------------------------------------

FINANCIAL SERVICES -- 2.6%

Calamos Asset Management, Inc.(1)                      18,800    $     366,600
Capital One Financial Corp.                            14,000        1,032,640

                        See notes to financial statements

SECURITY                                              SHARES     VALUE
------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
Providian Financial Corp.(1)                           66,000    $   1,026,300
Student Loan Corp., (The)                               3,100          454,150
------------------------------------------------------------------------------
                                                                 $   2,879,690
------------------------------------------------------------------------------

GAMING -- 1.6%

Mikohn Gaming Corp.(1)                                150,000    $   1,065,000
Shuffle Master, Inc.(1)                                16,000          673,440
------------------------------------------------------------------------------
                                                                 $   1,738,440
------------------------------------------------------------------------------

HEALTH CARE SERVICES -- 0.5%

American Healthways, Inc.(1)                           17,000    $     513,060
DaVita, Inc.(1)                                            75            2,222
United Surgical Partners International, Inc.(1)           100            3,501
------------------------------------------------------------------------------
                                                                 $     518,783
------------------------------------------------------------------------------

INSURANCE -- 4.6%

PMI Group, Inc., (The)                                 54,000    $   2,096,280
Progressive Corp.                                         100            9,355
Radian Group, Inc.                                     50,000        2,396,500
Triad Guaranty, Inc.(1)                                 9,800          534,198
------------------------------------------------------------------------------
                                                                 $   5,036,333
------------------------------------------------------------------------------

INTERNET SERVICES -- 7.8%

Ariba, Inc.(1)                                         82,829    $   1,271,425
Ask Jeeves, Inc.(1)                                    37,948          978,300
CheckFree Corp.(1)                                     38,600        1,196,600
Orbitz, Inc., Class A(1)                               25,000          683,500
PlanetOut, Inc.(1)                                    124,500        1,245,000
Shopping.com Ltd.(1)                                    4,300          115,971
Tom Online, Inc. ADR(1)                                42,000          503,160
Yahoo!, Inc.(1)                                        70,000        2,533,300
------------------------------------------------------------------------------
                                                                 $   8,527,256
------------------------------------------------------------------------------

MACHINERY -- 0.1%

Milacron, Inc.(1)                                      50,000    $     137,500
------------------------------------------------------------------------------
                                                                 $     137,500
------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 1.9%

Align Technology, Inc.(1)                              73,000    $     757,375
EPIX Pharmaceuticals, Inc.(1)                          60,000          937,800
I-Flow Corp.(1)                                        28,160          389,734
------------------------------------------------------------------------------
                                                                 $   2,084,909
------------------------------------------------------------------------------

MINING -- 1.1%

Bema Gold Corp.(1)                                    400,000    $   1,216,000
------------------------------------------------------------------------------
                                                                 $   1,216,000
------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 0.5%

Halliburton Co.                                        14,000    $     518,560
------------------------------------------------------------------------------
                                                                 $     518,560
------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 3.6%

Harvest Natural Resources, Inc.(1)                    160,000    $   2,419,200
Plains Exploration and Production Co.(1)               56,000        1,400,000
Whiting Petroleum Corp.(1)                              5,000          148,400
------------------------------------------------------------------------------
                                                                 $   3,967,600
------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 4.1%

Estee Lauder Cos., Inc. (The), Class A                 19,000    $     816,050
Gillette Co. (The)                                     89,000        3,691,720
------------------------------------------------------------------------------
                                                                 $   4,507,770
------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.8%

American Pharmaceutical Partners, Inc.(1)              82,179    $   2,294,438
Isolagen, Inc.(1)                                      97,400          663,294
Oscient Pharmaceuticals Corp.(1)                      110,000          372,900
Pharmion Corp.(1)                                       1,900           87,305
Taro Pharmaceutical Industries Ltd.(1)                149,000        3,958,930
------------------------------------------------------------------------------
                                                                 $   7,376,867
------------------------------------------------------------------------------

RETAIL-APPAREL -- 0.5%

JOS A Bank Clothiers, Inc.(1)                          16,000    $     507,840
------------------------------------------------------------------------------
                                                                 $     507,840
------------------------------------------------------------------------------

RETAIL-DISCOUNT -- 0.3%

Kmart Holding Corp.(1)                                  4,000    $     368,160
------------------------------------------------------------------------------
                                                                 $     368,160
------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 3.7%

CVS Corp.                                              55,000    $   2,390,300
Walgreen Co.                                           47,000        1,686,830
------------------------------------------------------------------------------
                                                                 $   4,077,130
------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                              SHARES     VALUE
------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 2.0%

NBTY, Inc.(1)                                           1,000    $      27,540
Select Comfort Corp.(1)                                68,000        1,164,160
Tweeter Home Entertainment Group, Inc.(1)             170,000        1,018,300
------------------------------------------------------------------------------
                                                                 $   2,210,000
------------------------------------------------------------------------------

SEMICONDUCTORS -- 1.7%

Atheros Communications, Inc.(1)                       150,000    $   1,800,000
------------------------------------------------------------------------------
                                                                 $   1,800,000
------------------------------------------------------------------------------

TELECOMMUNICATIONS-EQUIPMENT -- 1.0%

ECI Telecom Ltd.(1)                                   165,000    $   1,140,150
------------------------------------------------------------------------------
                                                                 $   1,140,150
------------------------------------------------------------------------------

TELECOMMUNICATIONS-SERVICES -- 5.1%

America Movil de C.V. ADR                              36,000    $   1,584,000
Citizens Communications Co.                           201,000        2,693,400
Compania Anonima Nacional Telefonos de Venezuela
  ADR                                                  21,000          483,000
IDT Corp.(1)                                            1,000           13,130
Leap Wireless International, Inc.(1)                   13,756          277,183
Philippine Long Distance Telephone Co. ADR(1)          20,000          502,000
------------------------------------------------------------------------------
                                                                 $   5,552,713
------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS -- 4.9%

NII Holdings, Inc., Class B(1)                        120,000    $   5,312,400
------------------------------------------------------------------------------
                                                                 $   5,312,400
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $88,233,274)                                 $ 105,026,265
------------------------------------------------------------------------------

RIGHTS -- 0.0%

MACHINERY -- 0.0%

Milacron, Inc., Exercise price: $2, Expires:
  11/22/04(2)                                          22,600    $           0
------------------------------------------------------------------------------
                                                                 $           0
------------------------------------------------------------------------------

TOTAL RIGHTS
   (IDENTIFIED COST $0)                                          $           0
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.5%

                                                PRINCIPAL
                                                AMOUNT
SECURITY                                        (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Cafco LLC, 1.89%, 11/23/04                      $       1,900    $   1,897,506
General Electric Capital Corp.,
1.83%, 11/1/04                                          3,062        3,061,533
------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $4,959,039)                               $   4,959,039
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.0%
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                          2,134    $   2,134,000
------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $2,134,000)                               $   2,134,000
------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 102.9%
   (IDENTIFIED COST $95,326,313)                                 $ 112,119,304
------------------------------------------------------------------------------

SECURITIES SOLD SHORT -- (2.3%)

SECURITY                                              SHARES     VALUE
------------------------------------------------------------------------------
Yahoo!, Inc.                                           70,000    $  (2,533,300)
------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT
   (PROCEEDS $1,144,289)                                         $  (2,533,300)
------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (0.6)%                         $    (692,203)
------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                             $ 108,893,801
------------------------------------------------------------------------------

ADR - American Depositary Receipt
(1) Non-income producing security.
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                        See notes to financial statements

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $95,326,313)           $      112,119,304
Cash                                                                          980
Deposit with brokers for securities sold short                          1,144,289
Receivable for investments sold                                         5,544,981
Interest and dividends receivable                                          14,238
---------------------------------------------------------------------------------
TOTAL ASSETS                                                   $      118,823,792
---------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $        7,358,929
Payable for securities sold short, at value (proceeds
received of $1,144,289)                                                 2,533,300
Payable to affiliate for Trustees' fees                                       599
Accrued expenses                                                           37,163
---------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $        9,929,991
---------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $      108,893,801
---------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $       93,489,821
Net unrealized appreciation (computed on the basis of
  identified cost)                                                     15,403,980
---------------------------------------------------------------------------------
TOTAL                                                          $      108,893,801
---------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $1,932)                       $          675,505
Interest                                                                   49,700
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $          725,205
---------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $          678,379
Trustees' fees and expenses                                                 7,400
Custodian fee                                                              80,057
Legal and accounting services                                              29,435
Miscellaneous                                                               3,849
---------------------------------------------------------------------------------
TOTAL EXPENSES                                                 $          799,120
---------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $               10
   Reduction of investment adviser fee                                      4,355
---------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                       $            4,365
---------------------------------------------------------------------------------

NET EXPENSES                                                   $          794,755
---------------------------------------------------------------------------------

NET INVESTMENT LOSS                                            $          (69,550)
---------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $        3,179,692
   Securities sold short                                                 (130,535)
   Foreign currency transactions                                              665
---------------------------------------------------------------------------------
NET REALIZED GAIN                                              $        3,049,822
---------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $        2,644,970
   Securities sold short                                               (1,003,800)
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $        1,641,170
---------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $        4,690,992
---------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $        4,621,442
---------------------------------------------------------------------------------

                       See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                            YEAR ENDED            YEAR ENDED
IN NET ASSETS                                                  OCTOBER 31, 2004      OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                         $          (69,550)   $         (334,355)
   Net realized gain from investment
      transactions, securities sold short,
      and foreign currency transactions                                 3,049,822             8,862,909
   Net change in unrealized appreciation
      (depreciation) from investments,
      and securities sold short                                         1,641,170             9,941,864
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $        4,621,442    $       18,470,418
-------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $       41,277,097    $       37,008,735
   Withdrawals                                                        (23,993,091)          (17,386,798)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                        $       17,284,006    $       19,621,937
-------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                     $       21,905,448    $       38,092,355
-------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $       86,988,353    $       48,895,998
-------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $      108,893,801    $       86,988,353

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                               YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------------
                                                            2004         2003         2002         2001        2000(1)
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Net expenses                                                0.76%        0.79%        0.82%        1.09%        1.36%(2)
   Net expenses after custodian fee reduction                  0.76%        0.79%        0.82%        1.09%        1.28%(2)
   Net investment loss                                        (0.06)%      (0.54)%      (0.58)%      (0.36)%      (0.21)%(2)
Portfolio Turnover                                              239%         224%         225%         324%          90%
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                4.60%       34.80%      (12.80)%         --           --
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                  $  108,894   $   86,988   $   48,896   $   34,392   $    4,012
-----------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses                                                    0.77%
   Expenses after custodian fee reduction                      0.77%
   Net investment loss                                        (0.07)%
-------------------------------------------------------------------

(1) For the period from the commencement of investment operations, June 29, 2000, to October 31, 2000.
(2) Annualized.
(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 57.8% and 42.1% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box) in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make the delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

   K USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to

   0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $678,379. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the period from May 1, 2004 to October 31, 2004, BMR waived $4,355 of its advisory fee. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $260,128,701 and $237,539,264, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004 as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                          $   96,358,370
   ------------------------------------------------------
   Gross unrealized appreciation           $   18,252,193
   Gross unrealized depreciation               (2,491,259)
   ------------------------------------------------------
   NET UNREALIZED APPRECIATION             $   15,760,934
   ------------------------------------------------------

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2004 there were no outstanding obligations under these financial instruments.

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2004 and 2003, and the supplementary data for each of the four years in the period ended October 31, 2004, and for the period from the start of business June 29, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Opportunity Portfolio at October 31, 2004, and the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and wholly-owned subsidiary of EVM.

                      POSITION(S)
                       WITH THE         TERM OF                                       NUMBER OF PORTFOLIOS
                       TRUST AND       OFFICE AND                                       IN FUND COMPLEX
     NAME AND            THE           LENGTH OF           PRINCIPAL OCCUPATION(S)        OVERSEEN BY
  DATE OF BIRTH        PORTFOLIO         SERVICE           DURING PAST FIVE YEARS          TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee    Trustee of the Trust  Chairman, President and              192               Director of EVC
11/9/41                             since 1991; of the   Chief Executive Officer of
                                   Portfolio since 2000  BMR, EVC, EVM and EV;
                                                         Director of EV; Vice
                                                         President and Director of
                                                         EVD. Trustee and/or officer
                                                         of 192 registered
                                                         investment companies in the
                                                         Eaton Vance Fund Complex.
                                                         Mr. Hawkes is an interested
                                                         person because of his
                                                         positions with BMR, EVM,
                                                         EVC and EV, which are
                                                         affiliates of the Trust and
                                                         the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III    Trustee    Trustee of the Trust  Jacob H. Schiff Professor            192            Director of Tiffany &
2/23/35                             since 1986; of the   of investment Banking                               Co. specialty retailer)
                                   Portfolio since 2000  Emeritus, Harvard                                      and Telect, Inc.
                                                         University Graduate School                           (telecommunication
                                                         of Business Administration.                           services company)

William H. Park         Trustee         Since 2003       President and Chief                  192                     None
9/19/47                                                  Executive Officer, Prizm
                                                         Capital Management, LLC
                                                         (investment management
                                                         firm) (since 2002).
                                                         Executive Vice President
                                                         and Chief Financial
                                                         Officer, United Asset
                                                         Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms)
                                                         (1982-2001).

Ronald A. Pearlman      Trustee         Since 2003       Professor of Law,                    192                     None
7/10/40                                                  Georgetown University Law
                                                         Center (since 1999). Tax
                                                         Partner Covington &
                                                         Burling, Washington, DC
                                                         (1991-2000).

Norton H. Reamer        Trustee    Trustee of the Trust  President, Chief Executive           192                     None
9/21/35                            since 1986; of the    Officer and a Director of
                                   Portfolio since 2000  Asset Management Finance
                                                         Corp. (a specialty finance
                                                         company serving the
                                                         investment management
                                                         industry) (since October
                                                         2003). President, Unicorn
                                                         Corporation (an investment
                                                         and financial advisory
                                                         services company) (since
                                                         September 2000). Formerly,
                                                         Chairman, Hellman, Jordan
                                                         Management Co., Inc. (an
                                                         investment management
                                                         company) (2000-2003).
                                                         Formerly, Advisory Director
                                                         of Berkshire Capital
                                                         Corporation (investment
                                                         banking firm) (2002-2003).
                                                         Formerly Chairman of the
                                                         Board, United Asset
                                                         Management Corporation (a
                                                         holding company owning
                                                         institutional investment
                                                         management firms) and
                                                         Chairman, President and
                                                         Director, UAM Funds (mutual
                                                         funds) (1980-2000).

Lynn A. Stout           Trustee    Trustee of the Trust  Professor of Law,                    192                     None
9/14/57                             since 1998; of the   University of California at
                                   Portfolio since 2000  Los Angeles School of Law
                                                         (since July 2001).
                                                         Formerly, Professor of Law,
                                                         Georgetown University Law
                                                         Center.

                               POSITION(S)               TERM OF
                                WITH THE                OFFICE AND
      NAME AND                 TRUST AND                 LENGTH OF                   PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH              THE PORTFOLIO               SERVICE                    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Thomas E. Faust Jr.       President of the Trust         Since 2002      Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                                                                  Chief Investment Officer of EVM and BMR and
                                                                         Director of EVC. Chief Executive Officer of Belair
                                                                         Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                         Belmar Capital Fund LLC, Belport Capital Fund LLC,
                                                                         and Belrose Capital Fund LLC (private investment
                                                                         companies sponsored by EVM). Officer of
                                                                         55 registered investment companies managed by EVM
                                                                         or BMR.

William H. Ahern, Jr.  Vice President of the Trust       Since 1995      Vice President of EVM and BMR. Officer of 78
7/28/59                                                                  registered investment companies managed by EVM or
                                                                         BMR.

Arieh Coll                Vice President of the          Since 2000      Vice President of EVM and BMR. Officer of 7
11/9/63                         Portfolio                                registered investment companies managed by EVM
                                                                         or BMR.

Thomas J. Fetter       Vice President of the Trust       Since 1997      Vice President of EVM and BMR. Officer of 124
8/20/43                                                                  registered investment companies managed by EVM
                                                                         or BMR.

Michael R. Mach        Vice President of the Trust       Since 1999      Vice President of EVM and BMR. Previously,
7/15/47                                                                  Managing Director and Senior Analyst for Robertson
                                                                         Stephens (1998-1999). Officer of 28 registered
                                                                         investment companies managed by EVM or BMR.

Robert B. MacIntosh    Vice President of the Trust       Since 1998      Vice President of EVM and BMR. Officer of 124
1/22/57                                                                  registered investment companies managed by EVM or
                                                                         BMR.

Duncan W. Richardson       Vice President of the     Vice President of   Senior Vice President and Chief Equity Investment
10/26/57                  Trust; President of the      the Trust since   Officer of EVM and BMR. Officer of 44 registered
                                Portfolio              2001; President   investment companies managed by EVM or BMR.
                                                      of the Portfolio
                                                         since 2002

Walter A. Row, III     Vice President of the Trust       Since 2001      Director of Equity Research and a Vice President
7/20/57                                                                  of EVM and BMR. Officer of 24 registered investment
                                                                         companies managed by EVM or BMR.

Judith A. Saryan       Vice President of the Trust       Since 2003      Vice President of EVM and BMR. Previously,
8/21/54                                                                  Portfolio Manager and Equity Analyst for State
                                                                         Street Global Advisers (1980-1999). Officer of 27
                                                                         registered investment companies managed by EVM or
                                                                         BMR.

Susan Schiff           Vice President of the Trust       Since 2002      Vice President of EVM and BMR. Officer of 27
3/13/61                                                                  registered investment companies managed by EVM
                                                                         or BMR.

Alan R. Dynner                  Secretary             Secretary of the   Vice President, Secretary and Chief Legal Officer
10/10/40                                             Trust since 1997;   of BMR, EVM, EVD, EV and EVC. Officer of
                                                      of the Portfolio   192 registered investment companies managed by EVM
                                                         since 2000      or BMR.

Kristin S. Anagnost     Treasurer of the Portfolio      Since 2002(2)    Assistant Vice President of EVM and BMR. Officer
6/12/65                                                                  of 106 registered investment companies managed by
                                                                         EVM or BMR.

James L. O' Connor        Treasurer of the Trust         Since 1989      Vice President of BMR, EVM and EVD. Officer of
4/1/45                                                                   114 registered investment companies managed by EVM
                                                                         or BMR.

Paul M. O' Neil          Chief Compliance Officer        Since 2004      Vice President of EVM and BMR. Officer of
7/11/53                                                                  192 registered investment companies managed by EVM
                                                                         or BMR.

(1) Includes both master and feeder funds in a master-feeder structure
(2) Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

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

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

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

        INVESTMENT ADVISER OF TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

       ADMINISTRATOR OF EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022


               EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

824-12/04                                                               TMCAPSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

      For more information about Eaton Vance's Privacy Policy, please call
                                 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMAN

[PHOTO OF TONI SHIMURA]
Toni Shimura
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of -1.66%. This return was the result of a decrease in net asset value
   (NAV) per share to $9.47 on October 31, 2004, from $9.63 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of -2.28% during the same period, the result of a decrease in NAV per share to $8.98 from $9.19.(1)

- The Fund's Class C shares had a total return of -2.40% during the same period, the result of a decrease in NAV per share to $8.94 from $9.16.(1)

- For comparison, the Russell 2000 Growth Index - an unmanaged index of small-cap growth stocks - had a total return of 5.53%, while the S&P SmallCap 600 Index - a widely recognized, unmanaged index of both growth and value small-capitalization stocks - had a total return of 16.78% during the year ended October 31, 2004.(2)

   SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- The stock market posted solid gains during the year ended October 31, 2004, as surprisingly strong corporate earnings growth propelled stocks higher. Generally, value stocks outperformed growth stocks during the period, and small-to-mid-capitalization stocks led large-cap issues.

- Nine of the 10 economic sectors constituting the indexes posted gains over the past year. The smallest gain was recorded by the health care sector, while the technology sector posted a negative return for the period. The technology and health care sectors are generally considered by investors to have favorable long-term growth prospects, given the strong, internationally competitive position of many U.S. companies. However, during the one-year period, these two sectors were the weakest performers.

- In health care, Tax-Managed Small-Cap Growth Portfolio's (the Portfolio) holdings in biotechnology, generic drugs, and medical devices during the year were a drag on performance, as diminished earnings expectations and slowdowns in new products drove stock prices down.

- In the technology sector, investor fears about excessive inventories, competitive pricing pressures and the outlook for technology spending by business brought stock prices lower. Not surprisingly, several of the Portfolio's technology holdings experienced price declines related to disappointing earnings growth. This was the biggest contributor to the Fund's underperformance during the one-year period.

- Over the past year, the Portfolio has generally maintained its exposure to the more cyclical or economically sensitive areas of the economy that are benefiting from market share gains due to a falling U.S. dollar.

- The U.S. economy has continued to show healthy growth, but risks remain, including large trade and federal budget deficits and a declining dollar, which some economists believe could lead to higher long-term interest rates. Nevertheless, we believe that our emphasis on thorough research in the stock selection process and the Portfolio's diversification across a wide range of sectors and holdings should be beneficial in the coming year.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

   FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600, and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                            CLASS A         CLASS B         CLASS C
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)

One Year                                  -1.66%          -2.28%          -2.40%
Five Years                                -6.30           -7.00           -7.01
Life of Fund+                             -0.76           -1.51           -1.57

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                  -7.34%          -7.17%          -3.38%
Five Years                                -7.40           -7.38           -7.01
Life of Fund+                             -1.59           -1.51           -1.57

+ Inception Dates - Class A: 9/25/97; Class B: 9/29/97; Class C:9/29/97

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 CLASS A VS. THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 GROWTH INDEX**
     September 30, 1997 - October 31, 2004

           EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1- CLASS A
                               Inception: 9/25/97

              S&P SMALLCAP   RUSSELL 2000        EATON VANCE TAX-MANAGED                EATON VANCE TAX-MANAGED SMALL-CAP
              600 INDEX      GROWTH INDEX   SMALL-CAP GROWTH FUND 1.1, CLASS A   GROWTH FUND 1.1, CLASS A, INCLUDING SALES CHARGE
---------------------------------------------------------------------------------------------------------------------------------
 9/30/1997     $  10,000       $  10,000                 $  10,000                                   $   9,425
10/31/1997     $   9,568       $   9,400                 $   9,682                                   $   9,128
11/30/1997     $   9,499       $   9,176                 $   9,523                                   $   8,978
12/31/1997     $   9,691       $   9,181                 $   9,930                                   $   9,363
 1/31/1998     $   9,502       $   9,059                 $   9,811                                   $   9,250
 2/28/1998     $  10,367       $   9,858                 $  10,616                                   $  10,009
 3/31/1998     $  10,763       $  10,272                 $  11,044                                   $  10,412
 4/30/1998     $  10,826       $  10,335                 $  11,113                                   $  10,478
 5/31/1998     $  10,253       $   9,584                 $  10,358                                   $   9,766
 6/30/1998     $  10,283       $   9,682                 $  10,885                                   $  10,262
 7/31/1998     $   9,496       $   8,874                 $  10,119                                   $   9,541
 8/31/1998     $   7,663       $   6,825                 $   8,151                                   $   7,685
 9/30/1998     $   8,133       $   7,517                 $   8,996                                   $   8,482
10/31/1998     $   8,511       $   7,909                 $   9,404                                   $   8,866
11/30/1998     $   8,990       $   8,523                 $  10,040                                   $   9,466
12/31/1998     $   9,564       $   9,294                 $  11,113                                   $  10,478
 1/31/1999     $   9,444       $   9,712                 $  11,153                                   $  10,515
 2/28/1999     $   8,593       $   8,824                 $  10,239                                   $   9,653
 3/31/1999     $   8,704       $   9,138                 $  10,606                                   $  10,000
 4/30/1999     $   9,279       $   9,945                 $  10,755                                   $  10,141
 5/31/1999     $   9,505       $   9,961                 $  10,984                                   $  10,356
 6/30/1999     $  10,046       $  10,486                 $  11,909                                   $  11,228
 7/31/1999     $   9,957       $  10,162                 $  11,789                                   $  11,115
 8/31/1999     $   9,519       $   9,782                 $  11,759                                   $  11,087
 9/30/1999     $   9,559       $   9,970                 $  12,266                                   $  11,565
10/31/1999     $   9,535       $  10,226                 $  13,032                                   $  12,287
11/30/1999     $   9,934       $  11,306                 $  14,245                                   $  13,430
12/31/1999     $  10,750       $  13,300                 $  16,272                                   $  15,342
 1/31/2000     $  10,417       $  13,176                 $  15,875                                   $  14,967
 2/29/2000     $  11,812       $  16,242                 $  19,225                                   $  18,126
 3/31/2000     $  11,376       $  14,535                 $  19,076                                   $  17,985
 4/30/2000     $  11,181       $  13,067                 $  16,928                                   $  15,961
 5/31/2000     $  10,849       $  11,922                 $  15,905                                   $  14,995
 6/30/2000     $  11,491       $  13,463                 $  17,763                                   $  16,748
 7/31/2000     $  11,209       $  12,309                 $  16,461                                   $  15,520
 8/31/2000     $  12,202       $  13,604                 $  18,439                                   $  17,385
 9/30/2000     $  11,870       $  12,928                 $  17,634                                   $  16,626
10/31/2000     $  11,944       $  11,878                 $  16,392                                   $  15,455
11/30/2000     $  10,701       $   9,721                 $  13,181                                   $  12,427
12/31/2000     $  12,019       $  10,316                 $  14,503                                   $  13,674
 1/31/2001     $  12,534       $  11,151                 $  14,732                                   $  13,889
 2/28/2001     $  11,769       $   9,622                 $  12,127                                   $  11,434
 3/31/2001     $  11,229       $   8,747                 $  10,527                                   $   9,925
 4/30/2001     $  12,085       $   9,818                 $  12,217                                   $  11,518
 5/31/2001     $  12,317       $  10,046                 $  12,356                                   $  11,649
 6/30/2001     $  12,768       $  10,332                 $  12,455                                   $  11,743
 7/31/2001     $  12,555       $   9,451                 $  11,581                                   $  10,918
 8/31/2001     $  12,268       $   8,860                 $  10,726                                   $  10,112
 9/30/2001     $  10,610       $   7,430                 $   8,807                                   $   8,304
10/31/2001     $  11,176       $   8,145                 $   9,781                                   $   9,222
11/30/2001     $  11,993       $   8,825                 $  10,606                                   $  10,000
12/31/2001     $  12,805       $   9,375                 $  11,103                                   $  10,469
 1/31/2002     $  12,916       $   9,041                 $  10,616                                   $  10,009
 2/28/2002     $  12,694       $   8,456                 $   9,881                                   $   9,316
 3/31/2002     $  13,697       $   9,191                 $  10,596                                   $   9,991
 4/30/2002     $  14,084       $   8,992                 $  10,080                                   $   9,503
 5/31/2002     $  13,501       $   8,466                 $   9,642                                   $   9,091
 6/30/2002     $  12,803       $   7,748                 $   8,857                                   $   8,351
 7/31/2002     $  10,995       $   6,557                 $   7,674                                   $   7,235
 8/31/2002     $  11,099       $   6,554                 $   7,813                                   $   7,366
 9/30/2002     $  10,420       $   6,081                 $   7,326                                   $   6,907
10/31/2002     $  10,753       $   6,389                 $   7,575                                   $   7,142
11/30/2002     $  11,313       $   7,022                 $   8,101                                   $   7,638
12/31/2002     $  10,931       $   6,537                 $   7,594                                   $   7,160
 1/31/2003     $  10,556       $   6,359                 $   7,505                                   $   7,076
 2/28/2003     $  10,218       $   6,190                 $   7,276                                   $   6,860
 3/31/2003     $  10,298       $   6,283                 $   7,326                                   $   6,907
 4/30/2003     $  11,134       $   6,877                 $   7,813                                   $   7,366
 5/31/2003     $  12,032       $   7,652                 $   8,390                                   $   7,910
 6/30/2003     $  12,344       $   7,800                 $   8,400                                   $   7,919
 7/31/2003     $  12,986       $   8,390                 $   8,857                                   $   8,351
 8/31/2003     $  13,618       $   8,840                 $   9,304                                   $   8,772
 9/30/2003     $  13,218       $   8,617                 $   8,807                                   $   8,304
10/31/2003     $  14,364       $   9,361                 $   9,573                                   $   9,025
11/30/2003     $  14,908       $   9,666                 $   9,950                                   $   9,381
12/31/2003     $  15,172       $   9,710                 $   9,871                                   $   9,306
 1/31/2004     $  15,608       $  10,220                 $   9,871                                   $   9,306
 2/29/2004     $  15,908       $  10,204                 $   9,831                                   $   9,269
 3/31/2004     $  16,116       $  10,252                 $   9,771                                   $   9,213
 4/30/2004     $  15,581       $   9,738                 $   9,324                                   $   8,791
 5/31/2004     $  15,820       $   9,931                 $   9,414                                   $   8,875
 6/30/2004     $  16,696       $  10,262                 $   9,662                                   $   9,110
 7/31/2004     $  15,781       $   9,341                 $   8,976                                   $   8,463
 8/31/2004     $  15,642       $   9,140                 $   8,618                                   $   8,126
 9/30/2004     $  16,467       $   9,645                 $   9,225                                   $   8,697
10/31/2004     $  16,774       $   9,880                 $   9,414                                   $   8,875

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 9/25/97.

   A $10,000 HYPOTHETICAL INVESTMENT AT NET ASSET VALUE IN THE FUND'S CLASS B AND CLASS C SHARES ON 9/29/97 WOULD HAVE BEEN VALUED AT $8,980 AND $8,940, RESPECTIVELY, ON OCTOBER 31, 2004. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[CHART]

COMMON STOCK INVESTMENTS BY SECTOR++

By net assets

Information Technology          28.1%

Consumer Discretionary          14.5%

Health Care                     14.1%

Energy                          10.5%

Industrials                      9.8%

Financials                       7.0%

Telecommunication Services       6.6%

Materials                        5.8%

Consumer Staples                 0.6%

++As of October 31, 2004. Sector Weightings subject to change due to active management.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -1.66%       -6.30%         -0.76%
Return After Taxes on Distributions          -1.66%       -6.30%         -0.76%
Return After Taxes on Distributions
and Sale of Fund Shares                      -1.08%       -5.24%         -0.65%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -7.34%        -7.40%         -1.59%
Return After Taxes on Distributions          -7.34%        -7.40%         -1.59%
Return After Taxes on Distributions
and Sale of Fund Shares                      -4.77%        -6.13%         -1.34%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -2.40%        -7.01%         -1.57%
Return After Taxes on Distributions          -2.40%        -7.01%         -1.57%
Return After Taxes on Distributions
and Sale of Fund Shares                      -1.56%        -5.82%         -1.32%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -3.38%        -7.01%         -1.57%
Return After Taxes on Distributions          -3.38%        -7.01%         -1.57%
Return After Taxes on Distributions
and Sale of Fund Shares                      -2.20%        -5.82%         -1.32%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -2.28%        -7.00%         -1.51%
Return After Taxes on Distributions          -2.28%        -7.00%         -1.51%
Return After Taxes on Distributions
and Sale of Fund Shares                      -1.49%        -5.81%         -1.27%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                           ONE YEAR    FIVE YEARS  LIFE OF FUND
Return Before Taxes                          -7.17%        -7.38%         -1.51%
Return After Taxes on Distributions          -7.17%        -7.38%         -1.51%
Return After Taxes on Distributions
and Sale of Fund Shares                      -4.66%        -6.12%         -1.27%

Class A commenced operations on 9/25/97. Class B and Class C commenced operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1

               BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                      (5/1/04)                (10/31/04)               (5/1/04 - 10/31/04)
     ------------------------------------------------------------------------------------------
     Actual
     Class A       $     1,000.00             $     1,009.60                $      6.87
     Class B       $     1,000.00             $     1,005.60                $     10.64
     Class C       $     1,000.00             $     1,004.50                $     10.63

     Hypothetical
     (5% return per year before expenses)
     Class A       $     1,000.00             $     1,018.30                $      6.90
     Class B       $     1,000.00             $     1,014.50                $     10.68
     Class C       $     1,000.00             $     1,014.50                $     10.68

* Expenses are equal to the Fund's annualized expense ratio of 1.36% for Class A shares, 2.11% for Class B shares, and 2.11% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Small-Cap Growth Portfolio, at value
   (identified cost, $100,439,362)                                       $   118,401,656
Receivable for Fund shares sold                                                    4,134
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $   118,405,790
----------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                         $       302,358
Payable to affiliate for distribution and service fees                            23,458
Payable to affiliate for Trustees' fees                                            2,081
Accrued expenses                                                                  70,890
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $       398,787
----------------------------------------------------------------------------------------
NET ASSETS                                                               $   118,007,003
----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $   247,443,428
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                         (147,093,447)
Accumulated net investment loss                                                 (305,272)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                           17,962,294
----------------------------------------------------------------------------------------
TOTAL                                                                    $   118,007,003
----------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $    30,172,463
SHARES OUTSTANDING                                                             3,184,927
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          9.47
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $9.47)                                       $         10.05
----------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $    62,552,686
SHARES OUTSTANDING                                                             6,966,882
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          8.98
----------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $    25,281,854
SHARES OUTSTANDING                                                             2,826,430
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $          8.94
----------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio
   (net of foreign taxes, $5,245)                                        $       287,086
Interest allocated from Portfolio                                                 63,641
Expenses allocated from Portfolio                                             (1,042,988)
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                       $      (692,261)
----------------------------------------------------------------------------------------

EXPENSES

Trustees' fees and expenses                                              $         3,100
Distribution and service fees
   Class A                                                                        88,236
   Class B                                                                       723,355
   Class C                                                                       311,456
Transfer and dividend disbursing agent fees                                      368,633
Registration fees                                                                 44,397
Printing and postage                                                              38,581
Custodian fee                                                                     26,972
Legal and accounting services                                                     20,638
Miscellaneous                                                                     12,923
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     1,638,291
----------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      $    (2,330,552)
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $     9,025,130
   Net increase from payments by affiliate and net gains (losses)
      realized on the disposal of investments purchased which did not
      meet the Portfolio's investment guidelines                                  26,673
   Foreign currency transactions                                                  (3,631)
----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $     9,048,172
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $    (9,934,477)
   Foreign currency                                                                   40
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    (9,934,437)
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                         $      (886,265)
----------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                               $    (3,216,817)
----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                YEAR ENDED         YEAR ENDED
IN NET ASSETS                                      OCTOBER 31, 2004   OCTOBER 31, 2003
--------------------------------------------------------------------------------------
From operations --
   Net investment loss                             $    (2,330,552)   $     (2,693,901)
   Net realized gain from investment
      transactions, payments by affiliate
      and foreign currency transactions                  9,048,172          25,271,511
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign currency               (9,934,437)         11,747,910
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 $    (3,216,817)   $     34,325,520
--------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                      $     1,267,142    $      1,596,824
      Class B                                            1,056,138           1,327,446
      Class C                                              911,310           1,193,248
   Cost of shares redeemed
      Class A                                          (12,769,324)        (14,487,363)
      Class B                                          (17,339,046)        (17,716,374)
      Class C                                          (10,616,048)         (9,875,853)
   Net asset value of shares exchanged
      Class A                                            1,688,751                  --
      Class B                                           (1,688,751)                 --
--------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                         $   (37,489,828)   $    (37,962,072)
--------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                         $   (40,706,645)   $     (3,636,552)
--------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                               $   158,713,648    $    162,350,200
--------------------------------------------------------------------------------------
AT END OF YEAR                                     $   118,007,003    $    158,713,648
--------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                     $      (305,272)   $             --
--------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                          CLASS A
                                                        ---------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------
                                                          2004(1)          2003(1)       2002(1)        2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.630       $    7.620    $    9.840    $   16.490    $   13.110
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                     $   (0.107)      $   (0.100)   $   (0.095)   $   (0.110)   $   (0.062)
Net realized and unrealized gain (loss)                     (0.053)           2.110        (2.125)       (6.540)        3.442
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $   (0.160)      $    2.010    $   (2.220)   $   (6.650)   $    3.380
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    9.470       $    9.630    $    7.620    $    9.840    $   16.490
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                              (1.66)%(3)       26.38%       (22.56)%      (40.33)%       25.78%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $   30,172       $   40,514    $   44,208    $   81,608    $  145,852
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                1.37%            1.43%         1.24%         1.16%         1.07%
   Expenses after custodian fee reduction(4)                  1.37%            1.43%         1.24%         1.14%         1.07%
   Net investment loss                                       (1.12)%          (1.23)%       (1.00)%       (0.83)%       (0.49)%
Portfolio Turnover(5)                                           --               --            --            22%           77%
Portfolio Turnover of the Portfolio                            282%             248%          131%           38%*          --

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                        See notes to financial statements

                                                                                         CLASS B
                                                        --------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        --------------------------------------------------------------------
                                                          2004(1)         2003(1)       2002(1)       2001          2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.190      $    7.330    $    9.540    $   16.120    $   12.910
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                     $   (0.170)     $   (0.155)   $   (0.161)   $   (0.197)   $   (0.167)
Net realized and unrealized gain (loss)                     (0.040)          2.015        (2.049)       (6.383)        3.377
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $   (0.210)     $    1.860    $   (2.210)   $   (6.580)   $    3.210
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    8.980      $    9.190    $    7.330    $    9.540    $   16.120
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                              (2.28)%(3)      25.38%       (23.16)%      (40.82)%       24.86%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $   62,553      $   82,345    $   81,353    $  132,892    $  228,177
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                2.12%           2.18%         1.99%         1.92%         1.82%
   Expenses after custodian fee reduction(4)                  2.12%           2.18%         1.99%         1.90%         1.82%
   Net investment loss                                       (1.87)%         (1.98)%       (1.75)%       (1.58)%       (1.24)%
Portfolio Turnover(5)                                           --              --            --            22%           77%
Portfolio Turnover of the Portfolio                            282%            248%          131%           38%*          --

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                        See notes to financial statements

                                                                                          CLASS C
                                                        ---------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                        ---------------------------------------------------------------------
                                                          2004(1)          2003(1)       2002(1)        2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $    9.160       $    7.310    $    9.500    $   16.050    $   12.860
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                     $   (0.170)      $   (0.154)   $   (0.161)   $   (0.198)   $   (0.154)
Net realized and unrealized gain (loss)                     (0.050)           2.004        (2.029)       (6.352)        3.344
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $   (0.220)      $    1.850    $   (2.190)   $   (6.550)   $    3.190
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $    8.940       $    9.160    $    7.310    $    9.500    $   16.050
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                              (2.40)%(3)       25.31%       (23.05)%      (40.81)%       24.80%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                 $   25,282       $   35,855    $   36,789    $   66,550    $  111,731
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                2.12%            2.18%         1.99%         1.92%         1.85%
   Expenses after custodian fee reduction(4)                  2.12%            2.18%         1.99%         1.90%         1.85%
   Net investment loss                                       (1.87)%          (1.97)%       (1.75)%       (1.58)%       (1.27)%
Portfolio Turnover(5)                                           --               --            --            22%           77%
Portfolio Turnover of the Portfolio                            282%             248%          131%           38%*          --

(1) Net investment loss per share was computed using average shares outstanding.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.

* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                        See notes to financial statements

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (65.5% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   D INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   E FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $149,420,597 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008, ($17,013,224), on October 31, 2009, ($76,461,635), and on October 31,
   2010, ($55,945,738).

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   G OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $2,009,303, net investment loss was decreased by $2,025,280, and accumulated net realized loss was increased by $15,977 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gain(loss) and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards                                   $  (149,420,597)
   Unrealized appreciation                                      $    19,984,172

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                        YEAR ENDED OCTOBER 31,
                                                    ------------------------------
   CLASS A                                              2004               2003
   -------------------------------------------------------------------------------
   Sales                                                133,211            197,674
   Redemptions                                       (1,333,450)        (1,789,724)
   Exchange from Class B shares                         177,497                 --
   -------------------------------------------------------------------------------
   NET DECREASE                                      (1,022,742)        (1,592,050)
   -------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                    ------------------------------
   CLASS B                                              2004               2003
   -------------------------------------------------------------------------------
   Sales                                                115,435            168,108
   Redemptions                                       (1,918,120)        (2,304,946)
   Exchange to Class A shares                          (186,494)                --
   -------------------------------------------------------------------------------
   NET DECREASE                                      (1,989,179)        (2,136,838)
   -------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                    ------------------------------
   CLASS C                                              2004               2003
   -------------------------------------------------------------------------------
   Sales                                                 98,653            154,057
   Redemptions                                       (1,186,433)        (1,275,578)
   -------------------------------------------------------------------------------
   NET DECREASE                                      (1,087,780)        (1,121,521)
   -------------------------------------------------------------------------------

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $34,560 in sub-transfer agent fees.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred

   Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $2,926 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

   Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The fund paid or accrued $542,516 and $233,592 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $6,029,000 and $8,124,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $88,236, $180,839 and $77,864 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $199,000 and $1,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively for the year ended October 31, 2004. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $3,239,157 and $42,545,531, respectively for the year ended October 31, 2004.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1 as of October 31, 2004 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 at October 31, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.9%

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
AEROSPACE / DEFENSE -- 2.7%

Armor Holdings, Inc.(1)                                  45,300    $     1,677,006
Ceradyne, Inc.(1)                                        37,800          1,621,242
Hexcel Corp.(1)                                          42,300            655,650
Teledyne Technologies, Inc.(1)                           32,700            836,139
----------------------------------------------------------------------------------
                                                                   $     4,790,037
----------------------------------------------------------------------------------

BANKS -- 3.4%

Bank of the Ozarks, Inc.                                 20,400    $       658,614
Cathay General Bancorp                                   15,200            598,880
East-West Bancorp, Inc.                                  36,700          1,469,468
First Bancorp Puerto Rico(2)                             11,500            627,095
Hanmi Financial Corp.                                    23,400            710,892
PrivateBancorp, Inc.                                     27,400            886,390
R & G Financial Corp., Class B(2)                        18,000            677,160
Wintrust Financial Corp.                                 10,500            598,500
----------------------------------------------------------------------------------
                                                                   $     6,226,999
----------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 1.5%

Central European Media Enterprises Ltd.(1)(2)            76,500    $     2,707,335
----------------------------------------------------------------------------------
                                                                   $     2,707,335
----------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 1.0%

Sirius Satellite Radio, Inc.(1)                         211,900    $       826,410
XM Satellite Radio Holdings, Inc., Class A(1)            27,700            895,264
----------------------------------------------------------------------------------
                                                                   $     1,721,674
----------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.8%

Dycom Industries, Inc.(1)                                21,000    $       685,650
Florida Rock Industries, Inc.                            16,700            862,555
Simpson Manufacturing Co., Inc.                          11,200            719,936
Texas Industries, Inc.                                   21,000          1,069,530
----------------------------------------------------------------------------------
                                                                   $     3,337,671
----------------------------------------------------------------------------------

BUSINESS SERVICES-MISCELLANEOUS -- 3.1%

Corporate Executive Board Co., (The)                     32,900    $     2,094,085
Heidrick & Struggles International, Inc.(1)              33,700            964,999
Satyam Computer Services Ltd. ADR(2)                     39,000          1,024,530
Shopping.com Ltd.(1)(2)                                  40,500          1,092,285
Wind River Systems, Inc.(1)                              34,300            459,277
----------------------------------------------------------------------------------
                                                                   $     5,635,176
----------------------------------------------------------------------------------

CASINOS AND GAMING -- 2.8%

Ameristar Casinos, Inc.                                  18,700    $       649,357
Argosy Gaming Co.(1)                                     15,000            593,850
Boyd Gaming Corp.                                        21,400            716,686
Penn National Gaming, Inc.(1)                            10,800            448,524
Scientific Games Corp.(1)                                21,700            459,606
Station Casinos, Inc.                                    15,300            779,535
Wynn Resorts Ltd.(1)                                     25,400          1,477,010
----------------------------------------------------------------------------------
                                                                   $     5,124,568
----------------------------------------------------------------------------------

CHEMICALS -- 2.4%

Albemarle Corp.                                          20,700    $       742,095
Braskem SA ADR(1)(2)                                     43,045          1,575,447
Crompton Corp.                                           58,300            542,190
Hercules, Inc.(1)                                        38,300            546,924
Lyondell Chemical Co.                                    29,700            682,506
Terra Industries, Inc.(1)                                31,299            239,437
----------------------------------------------------------------------------------
                                                                   $     4,328,599
----------------------------------------------------------------------------------

COAL -- 0.9%

Massey Energy Co.                                        59,400    $     1,599,642
----------------------------------------------------------------------------------
                                                                   $     1,599,642
----------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 1.0%

Alliance Data Systems Corp.(1)                           43,400    $     1,834,952
----------------------------------------------------------------------------------
                                                                   $     1,834,952
----------------------------------------------------------------------------------

COMPUTER EQUIPMENT -- 0.6%

Synaptics, Inc.(1)                                       35,000    $     1,107,400
----------------------------------------------------------------------------------
                                                                   $     1,107,400
----------------------------------------------------------------------------------

COMPUTER SERVICES -- 2.0%

Anteon International Corp.(1)                            26,300    $     1,033,590
Cognizant Technology Solutions Corp.(1)                  56,400          1,917,600
SRA International, Inc., Class A(1)                      11,600            623,616
----------------------------------------------------------------------------------
                                                                   $     3,574,806
----------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 8.8%

Akamai Technologies, Inc.(1)                            178,100    $     2,466,685
Blackboard, Inc.(1)                                      54,300            967,083
Business Objects SA ADR(1)(2)                            25,300            645,656
Cogent, Inc.(1)                                          64,393          1,232,096
Kronos, Inc.(1)                                          13,300            652,365

                        See notes to financial statements

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)

McAfee, Inc.(1)                                          57,800    $     1,398,760
McDATA Corp., Class A(1)                                112,800            708,384
Open Solutions, Inc.(1)                                  24,300            684,410
Parametric Technology Corp.(1)                           88,400            458,796
Paxar Corp.(1)                                           56,200          1,239,210
RADWARE Ltd.(1)(2)                                       30,500            753,350
Salesforce.com, Inc.(1)                                  47,600            967,232
Verint Systems, Inc.(1)                                  57,800          2,247,264
Witness Systems, Inc.(1)                                 93,400          1,453,304
----------------------------------------------------------------------------------
                                                                   $    15,874,595
----------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 0.3%

Scansource, Inc.(1)                                       9,400    $       582,142
----------------------------------------------------------------------------------
                                                                   $       582,142
----------------------------------------------------------------------------------

DRUGS -- 3.8%

First Horizon Pharmaceutical Corp.(1)                    83,100    $     2,042,598
Immucor, Inc.(1)                                         91,850          2,833,573
Pharmaceutical Product Development, Inc.(1)              21,900            924,837
Valeant Pharmaceuticals International                    42,900          1,029,600
----------------------------------------------------------------------------------
                                                                   $     6,830,608
----------------------------------------------------------------------------------

ELECTRONICS-INSTRUMENTS -- 0.6%

Molecular Devices Corp.(1)                               21,600    $       432,324
Trimble Navigation Ltd.(1)                               22,300            639,787
----------------------------------------------------------------------------------
                                                                   $     1,072,111
----------------------------------------------------------------------------------

ELECTRONICS-SEMICONDUCTORS -- 5.8%

Cree, Inc.(1)                                            12,400    $       427,924
Fairchild Semiconductor International, Inc.(1)           33,100            475,647
Lam Research Corp.(1)                                    30,900            804,327
Microsemi Corp.(1)                                       74,900          1,163,946
OmniVision Technologies, Inc.(1)                         39,900            634,410
QLogic Corp.(1)                                          12,000            390,000
Silicon Image, Inc.(1)                                  166,100          2,275,570
Tessera Technologies, Inc.(1)                           100,800          2,815,344
Varian Semiconductor Equipment Associates, Inc.(1)       30,200          1,045,222
Virage Logic Corp.(1)                                    34,800            537,660
----------------------------------------------------------------------------------
                                                                   $    10,570,050
----------------------------------------------------------------------------------

ENTERTAINMENT -- 1.5%

DreamWorks Animation SKG, Inc.(1)                        43,200    $     1,686,960
WMS Industries, Inc.(1)                                  36,100          1,055,925
----------------------------------------------------------------------------------
                                                                   $     2,742,885
----------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.6%

First Marblehead Corp., (The)(1)                         55,300    $     2,964,080
----------------------------------------------------------------------------------
                                                                   $     2,964,080
----------------------------------------------------------------------------------

HOTELS -- 1.2%

Choice Hotels International, Inc.                        33,100    $     1,651,690
Four Seasons Hotels, Inc.(2)                              8,200            554,484
----------------------------------------------------------------------------------
                                                                   $     2,206,174
----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.6%

Chattem, Inc.(1)                                         30,400    $     1,017,184
----------------------------------------------------------------------------------
                                                                   $     1,017,184
----------------------------------------------------------------------------------

INTERNET-SOFTWARE -- 1.3%

F5 Networks, Inc.(1)                                     49,500    $     1,977,525
TIBCO Software, Inc.(1)                                  42,300            411,156
----------------------------------------------------------------------------------
                                                                   $     2,388,681
----------------------------------------------------------------------------------

INTERNET CONTENT-ENTERTAINMENT -- 1.0%

Ask Jeeves, Inc.(1)                                      44,800    $     1,154,944
Jupitermedia Corp.(1)                                    29,800            591,083
----------------------------------------------------------------------------------
                                                                   $     1,746,027
----------------------------------------------------------------------------------

INTERNET SERVICES -- 3.1%

Blue Nile, Inc.(1)                                       23,400    $       568,620
Greenfield Online, Inc.(1)                               30,113            633,276
Infospace, Inc.(1)                                       39,800          2,089,500
J2 Global Communications, Inc.(1)                        22,200            669,330
Websense, Inc.(1)                                        38,900          1,578,173
----------------------------------------------------------------------------------
                                                                   $     5,538,899
----------------------------------------------------------------------------------

INVESTMENT SERVICES -- 1.5%

Greenhill & Co., Inc.                                    36,400    $       818,636
Host Marriott Corp. REIT(1)                              91,900          1,337,145
LaSalle Hotel Properties REIT                            19,100            548,552
----------------------------------------------------------------------------------
                                                                   $     2,704,333
----------------------------------------------------------------------------------

MACHINERY -- 1.1%

IDEX Corp.                                               20,500    $       756,450
Joy Global, Inc.                                         36,900          1,246,851
----------------------------------------------------------------------------------
                                                                   $     2,003,301
----------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
MEDICAL-BIOMED / GENETICS -- 0.9%

Serologicals Corp.(1)                                    48,000    $     1,135,200
Third Wave Technologies, Inc.(1)                         55,400            425,472
----------------------------------------------------------------------------------
                                                                   $     1,560,672
----------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 9.2%

American Medical Systems Holdings, Inc.(1)               17,100    $       634,410
ArthroCare Corp.(1)                                      38,700          1,192,347
Aspect Medical Systems, Inc.(1)                          55,700          1,001,486
Cooper Cos., Inc.                                        18,200          1,280,370
Cytyc Corp.(1)                                           81,800          2,134,162
Dade Behring Holdings, Inc.(1)                           42,475          2,390,918
DENTSPLY International, Inc.                             20,300          1,055,803
Foxhollow Technologies, Inc.(1)                           7,200            148,176
Given Imaging Ltd.(1)(2)                                 85,400          2,754,150
Haemonetics Corp.(1)                                     48,000          1,576,800
Intralase Corp.(1)                                       35,878            689,934
Kyphon, Inc.(1)                                          62,000          1,557,440
NuVasive, Inc.(1)                                        21,800            214,948
----------------------------------------------------------------------------------
                                                                   $    16,630,944
----------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 1.4%

Cameco Corp.(2)                                          13,400    $     1,086,472
Formation Capital Corp.(1)(2)(3)(4)                     400,000            150,851
Pan American Silver Corp.(1)(2)                          34,900            587,018
Steel Dynamics, Inc.                                     18,800            624,160
----------------------------------------------------------------------------------
                                                                   $     2,448,501
----------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 1.6%

Atwood Oceanics, Inc.(1)                                 11,500    $       551,425
Cal Dive International, Inc.(1)                          21,400            757,774
Hydril Co.(1)                                            23,500          1,033,765
Stolt Offshore SA ADR(1)(2)                             112,500            572,625
----------------------------------------------------------------------------------
                                                                   $     2,915,589
----------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 7.3%

Denbury Resources, Inc.(1)                               88,600    $     2,197,280
Harvest Natural Resources, Inc.(1)                       41,300            624,456
Houston Exploration Co.(1)                               14,700            861,420
Newfield Exploration Co.(1)                              17,300          1,006,860
PetroKazakhstan Inc. Class A(2)                          25,400            937,260
Quicksilver Resources, Inc.(1)                           96,200          3,042,806
Southwestern Energy Co.(1)                               36,200    $     1,663,028
Tesoro Petroleum Corp.(1)                                14,100            426,948
Ultra Petroleum Corp.(1)                                 14,600            709,560
Vintage Petroleum, Inc.                                  79,700          1,673,700
----------------------------------------------------------------------------------
                                                                   $    13,143,318
----------------------------------------------------------------------------------

REAL ESTATE OPERATION / DEVELOPMENT -- 0.4%

St. Joe Co., (The)                                       15,300    $       778,770
----------------------------------------------------------------------------------
                                                                   $       778,770
----------------------------------------------------------------------------------

RETAIL -- 0.5%

Kmart Holding Corp.(1)                                   10,000    $       920,400
----------------------------------------------------------------------------------
                                                                   $       920,400
----------------------------------------------------------------------------------

RETAIL-ELECTRONICS -- 0.2%

Guitar Center, Inc.(1)                                    8,500    $       379,355
----------------------------------------------------------------------------------
                                                                   $       379,355
----------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 0.5%

Jack in the Box, Inc.(1)                                 17,500    $       583,975
Texas Roadhouse, Inc., Class A(1)                        10,766            247,833
----------------------------------------------------------------------------------
                                                                   $       831,808
----------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 4.9%

American Eagle Outfitters                                40,900    $     1,671,992
Cabela's, Inc., Class A(1)                               17,200            434,472
Circuit City Stores, Inc.                                54,000            877,500
JOS A Bank Clothiers, Inc.(1)                            20,500            650,670
New York & Co., Inc.(1)                                  52,828          1,093,540
Pacific Sunwear of California, Inc.(1)                   29,400            689,136
Quicksilver, Inc.(1)                                     42,500          1,158,125
Urban Outfitters, Inc.(1)                                59,100          2,423,100
----------------------------------------------------------------------------------
                                                                   $     8,998,535
----------------------------------------------------------------------------------

TELECOMMUNICATIONS-EQUIPMENT -- 2.0%

American Tower Corp., Class A(1)                        106,400    $     1,829,016
CommScope, Inc.(1)                                       15,100            271,951
Ditech Communications Corp.(1)                           36,100            828,134
Plantronics, Inc.                                        14,500            630,750
----------------------------------------------------------------------------------
                                                                   $     3,559,851
----------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------

TRANSPORTATION -- 5.2%

EGL, Inc.(1)                                             41,000    $     1,311,180
Landstar System, Inc.(1)                                 21,200          1,440,328
Overnite Corp.                                           20,200            653,672
Overseas Shipholding Group                               30,100          1,714,195
Teekay Shipping Corp.(2)                                 26,600          1,228,920
UTI Worldwide, Inc.(2)                                   17,700          1,150,500
Yellow Roadway Corp.(1)                                  38,200          1,833,218
----------------------------------------------------------------------------------
                                                                   $     9,332,013
----------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 7.4%

Alvarion Ltd.(1)(2)                                      59,300    $       794,620
AO VimpelCom ADR(1)(2)                                   15,400          1,755,600
CANTV ADR(2)                                             24,600            565,800
Nextel Partners, Inc., Class A(1)                        42,700            719,068
NII Holdings, Inc., Class B(1)                          133,100          5,892,337
Novatel Wireless, Inc.(1)                                37,100            769,825
Research in Motion Ltd.(1)(2)                            19,200          1,693,440
Spectrasite, Inc.(1)                                     23,900          1,226,070
----------------------------------------------------------------------------------
                                                                   $    13,416,760
----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $147,139,316)                                 $   175,146,445
----------------------------------------------------------------------------------

SPECIAL WARRANTS -- 0.1%

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------

METALS-GOLD -- 0.1%

Western Exploration and Development,  Ltd.(1)(3)(4)     600,000    $       180,000
----------------------------------------------------------------------------------
                                                                   $       180,000
----------------------------------------------------------------------------------

TOTAL SPECIAL WARRANTS
   (IDENTIFIED COST, $480,000)                                     $       180,000
----------------------------------------------------------------------------------

PRIVATE PLACEMENTS -- 0.0%

SECURITY                                             SHARES        VALUE
----------------------------------------------------------------------------------
METALS-GOLD -- 0.0%

Nevada Pacific Mining Co.(1)(3)(4)                       80,000    $        56,000
----------------------------------------------------------------------------------
                                                                   $        56,000
----------------------------------------------------------------------------------

TOTAL PRIVATE PLACEMENTS
   (IDENTIFIED COST, $80,000)                                      $        56,000
----------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.3%

                                                PRINCIPAL
                                                AMOUNT
SECURITY                                        (000'S OMITTED)    VALUE
----------------------------------------------------------------------------------

General Electric Capital Corp., 1.83%, 11/1/04  $         2,371    $     2,371,001
----------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $2,371,001)                                 $     2,371,001
----------------------------------------------------------------------------------

                        See notes to financial statements

SHORT-TERM INVESTMENTS -- 2.0%

                                                PRINCIPAL
                                                AMOUNT
SECURITY                                        (000'S OMITTED)    VALUE
----------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.88%, 11/1/04                                  $         3,642    $     3,642,000
----------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $3,642,000)                                 $     3,642,000
----------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 100.3%
   (IDENTIFIED COST, $153,712,317)                                 $   181,395,446
----------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (0.3)%                           $      (618,036)
----------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $   180,777,410
----------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4) Restricted security.

COUNTRY CONCENTRATION

                                              PERCENTAGE OF
COUNTRY                                       TOTAL INVESTMENTS    VALUE
----------------------------------------------------------------------------------
United States                                              88.7%   $   160,994,023
Israel                                                      3.0%         5,394,405
Canada                                                      2.7%         5,009,525
Bermuda                                                     1.5%         2,707,335
Russia                                                      1.0%         1,755,600
Brazil                                                      0.9%         1,575,447
Great Britian                                               0.6%         1,150,500
India                                                       0.6%         1,024,530
France                                                      0.4%           645,656
Luxembourg                                                  0.3%           572,625
Venezuela                                                   0.3%           565,800
----------------------------------------------------------------------------------
Total                                                       100%   $   181,395,446

                       See notes to financial statements

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $153,712,317)              $   181,395,446
Cash                                                                        74,226
Receivable for investments sold                                          6,620,417
Dividends and interest receivable                                           19,336
Tax reclaim receivable                                                         312
----------------------------------------------------------------------------------
TOTAL ASSETS                                                       $   188,109,737
----------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                  $     7,262,097
Payable to affiliate for Trustees' fees                                      7,562
Accrued expenses                                                            62,668
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  $     7,332,327
----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO          $   180,777,410
----------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals            $   153,094,185
Net unrealized appreciation (computed on the basis of identified
  cost)                                                                 27,683,225
----------------------------------------------------------------------------------
TOTAL                                                              $   180,777,410
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $7,767)                           $       427,436
Interest                                                                    94,656
----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                            $       522,092
----------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                             $     1,292,277
Trustees' fees and expenses                                                 12,008
Custodian fee                                                              187,210
Legal and accounting services                                               44,284
Miscellaneous                                                               14,233
----------------------------------------------------------------------------------
TOTAL EXPENSES                                                     $     1,550,012
----------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                      $            96
----------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                           $            96
----------------------------------------------------------------------------------

NET EXPENSES                                                       $     1,549,916
----------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                $    (1,027,824)
----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $    10,265,268
   Net increase from payments by affiliate and net gains (losses)
      realized on the disposal of investments purchased which did
      not meet the Portfolio's investment guidelines                        39,889
   Foreign currency transactions                                            (5,469)
----------------------------------------------------------------------------------
NET REALIZED GAIN                                                  $    10,299,688
----------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                             $   (11,832,743)
   Foreign currency                                                             96
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               $   (11,832,647)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                   $    (1,532,959)
----------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $    (2,560,783)
----------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                             YEAR ENDED         YEAR ENDED
IN NET ASSETS                                   OCTOBER 31, 2004   OCTOBER 31, 2003
-----------------------------------------------------------------------------------
From operations --
   Net investment loss                          $    (1,027,824)   $     (1,089,582)
   Net realized gain from investment
      transactions, payments by affiliate
      and foreign currency transactions              10,299,688          27,727,579
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign currency           (11,832,647)         23,194,183
-----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $    (2,560,783)   $     49,832,180
-----------------------------------------------------------------------------------
Capital transactions --
   Contributions                                $    14,945,367    $     26,027,907
   Withdrawals                                      (58,309,543)        (58,232,046)
-----------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                         $   (43,364,176)   $    (32,204,139)
-----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS           $   (45,924,959)   $     17,628,041
-----------------------------------------------------------------------------------

NET ASSETS

At beginning of year                            $   226,702,369    $    209,074,328
-----------------------------------------------------------------------------------
AT END OF YEAR                                  $   180,777,410    $    226,702,369
-----------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------       PERIOD ENDED
                                                           2004            2003          2002       OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                   0.75%           0.73%         0.73%             0.70%(2)
   Expenses after custodian fee reduction                     0.75%           0.73%         0.73%             0.68%(2)
   Net investment loss                                       (0.50)%         (0.53)%       (0.49)%           (0.48)%(2)
Portfolio Turnover                                             282%            248%          131%               38%
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                              (1.05)%(4)      27.24%       (22.16)%              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                 $  180,777      $  226,702    $  209,074        $  307,838
-----------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

(2)  Annualized.

(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

(4) The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

                       See notes to financial statements

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Tax-Managed Small-Cap Growth Fund 1.1, the Tax-Managed Small-Cap Growth Fund
   1.2 and the Tax-Managed Equity Asset Allocation Fund held 65.5%, 19.5% and 14.9% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER -- Investment transactions are accounted for on a trade-date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $1,292,277. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   For the year ended October 31, 2004, EVM reimbursed the Portfolio $70,687 for a net loss realized, in addition to realizing a net gain of $39,889, on the disposal of investments which did not meet the Portfolio's investment guidelines.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $564,938,603 and $601,423,952, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $  154,733,592
   --------------------------------------------------------
   Gross unrealized appreciation             $   28,413,229
   Gross unrealized depreciation                 (1,751,375)
   --------------------------------------------------------
   NET UNREALIZED APPRECIATION               $   26,661,854
   --------------------------------------------------------

   The unrealized appreciation on foreign currency is $96.

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall govermemtal supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

7  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

8  RESTRICTED SECURITIES

   At October 31, 2004, the Portfolio owned the following securities (representing 0.21% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

                                        DATE OF
   DESCRIPTION                          ACQUISITION          SHARES/FACE       COST      FAIR VALUE
   ------------------------------------------------------------------------------------------------
   COMMON STOCKS

   Formation Capital Corp.                12/21/98               400,000    $   88,260  $   150,851
   ------------------------------------------------------------------------------------------------
                                                                            $   88,260  $   150,851
   ------------------------------------------------------------------------------------------------
   PRIVATE PLACEMENTS AND SPECIAL WARRANTS

   Nevada Pacific Mining Co.              12/21/98                80,000    $   80,000  $    56,000

   Western Exploration and
     Development, Ltd.                    12/21/98               600,000       480,000      180,000
   ------------------------------------------------------------------------------------------------
                                                                            $  560,000  $   236,000
   ------------------------------------------------------------------------------------------------

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS
OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Growth Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period than ended and the supplementary data for each of the three years in the period then ended, and the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                          POSITION(S)          TERM OF                                    NUMBER OF PORTFOLIOS
                           WITH THE          OFFICE AND                                      IN FUND COMPLEX
         NAME AND          TRUST AND          LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN BY      OTHER DIRECTORSHIPS
      DATE OF BIRTH      THE PORTFOLIO         SERVICE          DURING PAST FIVE YEARS          TRUSTEE(1)              HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes             Trustee     Trustee of the Trust Chairman, President and               192            Director of EVC
11/9/41                                  since 1991; of the  Chief Executive Officer of
                                        Portfolio since 1998 BMR, EVC, EVM and EV;
                                                             Director of EV; Vice
                                                             President and Director of
                                                             EVD. Trustee and/or officer
                                                             of 192 registered
                                                             investment companies in the
                                                             Eaton Vance Fund Complex.
                                                             Mr. Hawkes is an interested
                                                             person because of his
                                                             positions with BMR, EVM,
                                                             EVC and EV, which are
                                                             affiliates of the Trust and
                                                             the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III        Trustee     Trustee of the Trust Jacob H. Schiff Professor             192          Director of Tiffany
2/23/35                                 since 1986; of the   of Investment Banking                               & Co. (specialty
                                        Portfolio since 1998 Emeritus, Harvard                                    retailer) and
                                                             University Graduate School                            Telect, Inc.
                                                             of Business Administration.                        (telecommunication
                                                                                                                 services company)

William H. Park             Trustee          Since 2003      President and Chief                   192                  None
9/19/47                                                      Executive Officer, Prizm
                                                             Capital Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice President
                                                             and Chief Financial
                                                             Officer, United Asset
                                                             Management Corporation (a
                                                             holding company owning
                                                             institutional investment
                                                             management firms)
                                                             (1982-2001).

Ronald A. Pearlman          Trustee          Since 2003      Professor of Law,                     192                  None
7/10/40                                                      Georgetown University Law
                                                             Center (since 1999). Tax
                                                             Partner, Covington &
                                                             Burling, Washington, DC
                                                             (1991-2000).

Norton H. Reamer            Trustee     Trustee of the Trust President, Chief Executive            192                  None
9/21/35                                  since 1986; of the  Officer and a Director of
                                        Portfolio since 1998 Asset Management Finance
                                                             Corp. (a specialty finance
                                                             company serving the
                                                             investment management
                                                             industry) (since
                                                             October 2003). President,
                                                             Unicorn Corporation (an
                                                             investment and financial
                                                             advisory services company)
                                                             (since September 2000).
                                                             Formerly, Chairman,
                                                             Hellman, Jordan Management
                                                             Co., Inc. (an investment
                                                             management company)
                                                             (2000-2003). Formerly,
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (2002-2003).
                                                             Formerly Chairman of the
                                                             Board, United Asset
                                                             Management Corporation (a
                                                             holding company owning
                                                             institutional investment
                                                             management firms) and
                                                             Chairman, President and
                                                             Director, UAM Funds (mutual
                                                             funds) (1980-2000).

Lynn A. Stout               Trustee          Since 1998      Professor of Law,                     192                  None
9/14/57                                                      University of California at
                                                             Los Angeles School of Law
                                                             (since July 2001). Formerly,
                                                             Professor of Law,
                                                             Georgetown University Law
                                                             Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                 POSITION(S)                    TERM OF
                                  WITH THE                    OFFICE AND
         NAME AND               TRUST AND THE                  LENGTH OF                        PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH               PORTFOLIO                     SERVICE                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.        President of the Trust              Since 2002            Executive Vice President of EVM, BMR, EVC and
5/31/58                                                                              EV; Chief Investment Officer of EVM and BMR
                                                                                     and Director of EVC. Chief Executive Officer
                                                                                     of Belair Capital Fund LLC, Belcrest Capital
                                                                                     Fund LLC, Belmar Capital Fund LLC, Belport
                                                                                     Capital Fund LLC and Belrose Capital Fund LLC
                                                                                     (private investment companies sponsored by
                                                                                     EVM). Officer of 55 registered investment
                                                                                     companies managed by EVM or BMR.

William H. Ahern, Jr.        Vice President of                 Since 1995            Vice President of EVM and BMR. Officer of 78
7/28/59                          the Trust                                           registered investment companies managed by
                                                                                     EVM or BMR.

Thomas J. Fetter              Vice President of                Since 1997            Vice President of EVM and BMR. Officer of 124
8/20/43                           the Trust                                          registered investment companies managed by
                                                                                     EVM or BMR.

Michael R. Mach               Vice President of                Since 1999            Vice President of EVM and BMR. Previously,
7/15/47                           the Trust                                          Managing Director and Senior Analyst for
                                                                                     Robertson Stephens (1998-1999). Officer of 28
                                                                                     registered investment companies managed by
                                                                                     EVM or BMR.

Robert B. MacIntosh           Vice President of                Since 1998            Vice President of EVM and BMR. Officer of 124
1/22/57                           the Trust                                          registered investment companies managed by
                                                                                     EVM or BMR.

Duncan W. Richardson        Vice President of the     Vice President of the Trust    Senior Vice President and Chief Equity
10/26/57                     Trust, President of     since 2001; President of the    Investment Officer of EVM and BMR. Officer of
                                the Portfolio           Portfolio since 2002         44 registered investment companies managed by
                                                                                     EVM or BMR.

Walter A. Row, III            Vice President of                Since 2001            Director of Equity Research and a Vice
7/20/57                           the Trust                                          President of EVM and BMR. Officer of
                                                                                     24 registered investment companies managed by
                                                                                     EVM or BMR.

Judith A. Saryan              Vice President of                Since 2003            Vice President of EVM and BMR. Previously,
8/21/54                           the Trust                                          Portfolio Manager and Equity Analyst for
                                                                                     State Street Global Advisers (1980-1999).
                                                                                     Officer of 27 registered investment companies
                                                                                     managed by EVM or BMR.

Susan Schiff                  Vice President of                Since 2002            Vice President of EVM and BMR. Officer of 27
3/13/61                           the Trust                                          registered investment companies managed by
                                                                                     EVM or BMR.

Toni Y. Shimura               Vice President of                Since 2003            Vice President of EVM and BMR. Previously,
2/3/52                          the Portfolio                                        Senior Vice President and Portfolio Manager
                                                                                     with Massachusetts Financial Services Company
                                                                                     (1993-2002). Officer of 3 registered
                                                                                     investment companies managed by EVM and BMR.

Alan R. Dynner                    Secretary           Secretary of the Trust since   Vice President, Secretary and Chief Legal
10/10/40                                                 1997; of the Portfolio      Officer of BMR, EVM, EVD, EV and EVC. Officer
                                                               since 1998            of 192 registered investment companies
                                                                                     managed by EVM and BMR.

Michelle A. Green               Treasurer of                  Since 2002(2)          Vice President of EVM and BMR. Chief
8/25/69                         the Portfolio                                        Financial Officer of Belair Capital Fund LLC,
                                                                                     Belcrest Capital Fund LLC, Belmar Capital
                                                                                     Fund LLC, Belport Capital Fund LLC and
                                                                                     Belrose Capital Fund LLC (private investment
                                                                                     companies sponsored by EVM). Officer of 83
                                                                                     registered investment companies managed by
                                                                                     EVM or BMR.

James L. O'Connor          Treasurer of the Trust              Since 1989            Vice President of BMR, EVM and EVD. Officer
4/1/45                                                                               of 114 registered investment companies
                                                                                     managed by EVM or BMR.

Paul M. O'Neil                      Chief                      Since 2004            Vice President of EVM and BMR. Officer of 192
7/11/53                      Compliance Officer                                      registered investment companies managed by
                                                                                     EVM or BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

          INVESTMENT ADVISER OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109

       ADMINISTRATOR OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                 BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022

                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

130-12/04                                                                  MGSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

[GRAPHIC IMAGE]

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

- We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

            For more information about Eaton Vance's Privacy Policy,
                           please call 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF TONI SHIMURA]
Toni Shimura
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of -1.79%. This return was the result of a decrease in net asset value (NAV) per share to $7.67 on October 31, 2004, from $7.81 on October 31, 2003.(1)

- The Fund's Class B shares had a total return of -2.61% during the same period, the result of a decrease in NAV per share to $7.46 from $7.66.(1)

- The Fund's Class C shares had a total return of -2.61% during the same period, the result of a decrease in NAV per share to $7.46 from $7.66.(1)

- For comparison, the Russell 2000 Growth Index - an unmanaged index of small-cap growth stocks - had a total return of 5.53%, while the S&P SmallCap 600 Index - a widely recognized, unmanaged index of both growth and value small-capitalization stocks - had a total return of 16.78% during the year ended October 31, 2004.(2)

     SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- The stock market posted solid gains during the year ended October 31, 2004, as surprisingly strong corporate earnings growth propelled stocks higher. Generally, value stocks outperformed growth stocks during the period, and small-to-mid-capitalization stocks led large-cap issues.

- Nine of the 10 economic sectors constituting the indexes posted gains over the past year. The smallest gain was recorded by the health care sector, while the technology sector posted a negative return for the period. The technology and health care sectors are generally considered by investors to have favorable long-term growth prospects, given the strong, internationally competitive position of many U.S. companies. However, during the one-year period, these two sectors were the weakest performers.

- In health care, the Tax-Managed Small-Cap Growth Portfolio's (the Portfolio) holdings in biotechnology, generic drugs, and medical devices during the year were a drag on performance, as diminished earnings expectations and slowdowns in new products drove stock prices down.

- In the technology sector, investor fears about excessive inventories, competitive pricing pressures and the outlook for technology spending by business brought stock prices lower. Not surprisingly, several of the Portfolio's technology holdings experienced price declines related to disappointing earnings growth. This was the biggest contributor to the Fund's underperformance during the one-year period.

- Over the past year, the Portfolio has generally maintained its exposure to the more cyclical or economically sensitive areas of the economy that are benefiting from market share gains due to a falling U.S. dollar.

- The U.S. economy has continued to show healthy growth, but risks remain, including large trade and federal budget deficits and a declining dollar, which some economists believe could lead to higher long-term interest rates. Nevertheless, we believe that our emphasis on thorough research in the stock selection process and the Portfolio's diversification across a wide range of sectors and holdings should be beneficial in the coming year.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED.

(2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004 PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance of each class of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks, and the Russell 2000 Growth Index, an unmanaged market index of small-cap growth stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B, Class C, the S&P SmallCap 600, and the Russell 2000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                    CLASS A    CLASS B    CLASS C
---------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                          -1.79%     -2.61%     -2.61%
Life of Fund+                     -6.97      -7.67      -7.67

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                          -7.48%     -7.48%     -3.58%
Life of Fund+                     -8.46      -8.44      -7.67

+ Inception Dates - Class A, Class B, and Class C: 3/2/01

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMMON STOCK INVESTMENTS BY SECTOR++

By net assets

Information Technology                      28.1%
Consumer Discretionary                      14.5%
Health Care                                 14.1%
Energy                                      10.5%
Industrials                                  9.8%
Financials                                   7.0%
Telecommunication Services                   6.6%
Materials                                    5.8%
Consumer Staples                             0.6%

++ As of October 31, 2004. Holdings subject to change due to active management.


[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS A VS. THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 GROWTH INDEX** March 31, 2001 -- October 31, 2004

                            EATON VANCE
                            TAX-MANAGED
             EATON VANCE     SMALL-CAP
             TAX-MANAGED       GROWTH
              SMALL-CAP      FUND 1.2,
                GROWTH        CLASS A,    S&P SMALLCAP      RUSSEL 2000
              FUND 1.2,    INCLUDING          600             GROWTH
   DATE        CLASS A     SALES CHARGE      INDEX            INDEX
-----------------------------------------------------------------------
 3/31/2001   $    10,000   $      9,425   $     10,000    $      10,000
 4/30/2001   $    11,503   $     10,839   $     10,762    $      11,224
 5/31/2001   $    11,642   $     10,970   $     10,968    $      11,484
 6/30/2001   $    11,734   $     11,057   $     11,370    $      11,812
 7/31/2001   $    10,925   $     10,294   $     11,180    $      10,804
 8/31/2001   $    10,139   $      9,553   $     10,925    $      10,129
 9/30/2001   $     8,358   $      7,876   $      9,448    $       8,494
10/31/2001   $     9,260   $      8,725   $      9,952    $       9,311
11/30/2001   $    10,023   $      9,444   $     10,680    $      10,089
12/31/2001   $    10,474   $      9,869   $     11,403    $      10,717
 1/31/2002   $    10,023   $      9,444   $     11,502    $      10,336
 2/28/2002   $     9,329   $      8,791   $     11,304    $       9,667
 3/31/2002   $    10,000   $      9,423   $     12,197    $      10,507
 4/30/2002   $     9,526   $      8,976   $     12,542    $      10,280
 5/31/2002   $     9,098   $      8,573   $     12,023    $       9,679
 6/30/2002   $     8,370   $      7,887   $     11,401    $       8,858
 7/31/2002   $     7,260   $      6,841   $      9,791    $       7,496
 8/31/2002   $     7,387   $      6,961   $      9,884    $       7,493
 9/30/2002   $     6,936   $      6,536   $      9,279    $       6,952
10/31/2002   $     7,168   $      6,754   $      9,576    $       7,304
11/30/2002   $     7,653   $      7,211   $     10,075    $       8,027
12/31/2002   $     7,179   $      6,765   $      9,735    $       7,473
 1/31/2003   $     7,098   $      6,688   $      9,400    $       7,270
 2/28/2003   $     6,879   $      6,481   $      9,099    $       7,076
 3/31/2003   $     6,925   $      6,525   $      9,171    $       7,183
 4/30/2003   $     7,387   $      6,961   $      9,915    $       7,862
 5/31/2003   $     7,931   $      7,473   $     10,715    $       8,748
 6/30/2003   $     7,942   $      7,484   $     10,993    $       8,917
 7/31/2003   $     8,370   $      7,887   $     11,565    $       9,591
 8/31/2003   $     8,798   $      8,290   $     12,127    $      10,107
 9/30/2003   $     8,335   $      7,854   $     11,771    $       9,851
10/31/2003   $     9,029   $      8,508   $     12,791    $      10,702
11/30/2003   $     9,387   $      8,845   $     13,275    $      11,051
12/31/2003   $     9,306   $      8,769   $     13,511    $      11,101
 1/31/2004   $     9,306   $      8,769   $     13,899    $      11,683
 2/29/2004   $     9,260   $      8,725   $     14,167    $      11,666
 3/31/2004   $     9,214   $      8,682   $     14,351    $      11,721
 4/30/2004   $     8,798   $      8,290   $     13,875    $      11,132
 5/31/2004   $     8,867   $      8,355   $     14,088    $      11,354
 6/30/2004   $     9,098   $      8,573   $     14,868    $      11,732
 7/31/2004   $     8,451   $      7,963   $     14,053    $      10,678
 8/31/2004   $     8,116   $      7,647   $     13,929    $      10,449
 9/30/2004   $     8,682   $      8,181   $     14,664    $      11,027
10/31/2004   $     8,867   $      8,355   $     14,937    $      11,295

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS B VS. THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 GROWTH INDEX** March 31, 2001 -- October 31, 2004

             EATON VANCE
             TAX-MANAGED
              SMALL-CAP
                GROWTH     S&P SMALLCAP      RUSSEL 2000
              FUND 1.2,        600             GROWTH
   DATE        CLASS B        INDEX            INDEX
--------------------------------------------------------
 3/31/2001   $    10,000   $     10,000    $      10,000
 4/30/2001   $    11,541   $     10,762    $      11,224
 5/31/2001   $    11,669   $     10,968    $      11,484
 6/30/2001   $    11,750   $     11,370    $      11,812
 7/31/2001   $    10,927   $     11,180    $      10,804
 8/31/2001   $    10,127   $     10,925    $      10,129
 9/30/2001   $     8,355   $      9,448    $       8,494
10/31/2001   $     9,235   $      9,952    $       9,311
11/30/2001   $    10,000   $     10,680    $      10,089
12/31/2001   $    10,452   $     11,403    $      10,717
 1/31/2002   $     9,988   $     11,502    $      10,336
 2/28/2002   $     9,305   $     11,304    $       9,667
 3/31/2002   $     9,954   $     12,197    $      10,507
 4/30/2002   $     9,467   $     12,542    $      10,280
 5/31/2002   $     9,050   $     12,023    $       9,679
 6/30/2002   $     8,308   $     11,401    $       8,858
 7/31/2002   $     7,196   $      9,791    $       7,496
 8/31/2002   $     7,323   $      9,884    $       7,493
 9/30/2002   $     6,871   $      9,279    $       6,952
10/31/2002   $     7,092   $      9,576    $       7,304
11/30/2002   $     7,578   $     10,075    $       8,027
12/31/2002   $     7,092   $      9,735    $       7,473
 1/31/2003   $     7,010   $      9,400    $       7,270
 2/28/2003   $     6,790   $      9,099    $       7,076
 3/31/2003   $     6,825   $      9,171    $       7,183
 4/30/2003   $     7,289   $      9,915    $       7,862
 5/31/2003   $     7,810   $     10,715    $       8,748
 6/30/2003   $     7,822   $     10,993    $       8,917
 7/31/2003   $     8,239   $     11,565    $       9,591
 8/31/2003   $     8,656   $     12,127    $      10,107
 9/30/2003   $     8,192   $     11,771    $       9,851
10/31/2003   $     8,876   $     12,791    $      10,702
11/30/2003   $     9,224   $     13,275    $      11,051
12/31/2003   $     9,143   $     13,511    $      11,101
 1/31/2004   $     9,131   $     13,899    $      11,683
 2/29/2004   $     9,085   $     14,167    $      11,666
 3/31/2004   $     9,027   $     14,351    $      11,721
 4/30/2004   $     8,610   $     13,875    $      11,132
 5/31/2004   $     8,679   $     14,088    $      11,354
 6/30/2004   $     8,899   $     14,868    $      11,732
 7/31/2004   $     8,262   $     14,053    $      10,678
 8/31/2004   $     7,926   $     13,929    $      10,449
 9/30/2004   $     8,482   $     14,664    $      11,027
10/31/2004   $     8,644   $     14,937    $      11,295
             Less 3%
10/31/2004   $     8,385

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 CLASS C VS. THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 GROWTH INDEX** March 31, 2001 -- October 31, 2004

             EATON VANCE
             TAX-MANAGED
              SMALL-CAP
                GROWTH     S&P SMALLCAP      RUSSEL 2000
              FUND 1.2,        600             GROWTH
   DATE        CLASS C        INDEX            INDEX
--------------------------------------------------------
 3/31/2001   $    10,000   $     10,000    $      10,000
 4/30/2001   $    11,555   $     10,762    $      11,224
 5/31/2001   $    11,682   $     10,968    $      11,484
 6/30/2001   $    11,763   $     11,370    $      11,812
 7/31/2001   $    10,940   $     11,180    $      10,804
 8/31/2001   $    10,139   $     10,925    $      10,129
 9/30/2001   $     8,364   $      9,448    $       8,494
10/31/2001   $     9,258   $      9,952    $       9,311
11/30/2001   $    10,012   $     10,680    $      10,089
12/31/2001   $    10,464   $     11,403    $      10,717
 1/31/2002   $    10,000   $     11,502    $      10,336
 2/28/2002   $     9,316   $     11,304    $       9,667
 3/31/2002   $     9,977   $     12,197    $      10,507
 4/30/2002   $     9,490   $     12,542    $      10,280
 5/31/2002   $     9,060   $     12,023    $       9,679
 6/30/2002   $     8,329   $     11,401    $       8,858
 7/31/2002   $     7,204   $      9,791    $       7,496
 8/31/2002   $     7,332   $      9,884    $       7,493
 9/30/2002   $     6,879   $      9,279    $       6,952
10/31/2002   $     7,100   $      9,576    $       7,304
11/30/2002   $     7,587   $     10,075    $       8,027
12/31/2002   $     7,100   $      9,735    $       7,473
 1/31/2003   $     7,019   $      9,400    $       7,270
 2/28/2003   $     6,798   $      9,099    $       7,076
 3/31/2003   $     6,833   $      9,171    $       7,183
 4/30/2003   $     7,297   $      9,915    $       7,862
 5/31/2003   $     7,819   $     10,715    $       8,748
 6/30/2003   $     7,831   $     10,993    $       8,917
 7/31/2003   $     8,248   $     11,565    $       9,591
 8/31/2003   $     8,666   $     12,127    $      10,107
 9/30/2003   $     8,202   $     11,771    $       9,851
10/31/2003   $     8,886   $     12,791    $      10,702
11/30/2003   $     9,223   $     13,275    $      11,051
12/31/2003   $     9,153   $     13,511    $      11,101
 1/31/2004   $     9,142   $     13,899    $      11,683
 2/29/2004   $     9,095   $     14,167    $      11,666
 3/31/2004   $     9,037   $     14,351    $      11,721
 4/30/2004   $     8,619   $     13,875    $      11,132
 5/31/2004   $     8,689   $     14,088    $      11,354
 6/30/2004   $     8,910   $     14,868    $      11,732
 7/31/2004   $     8,271   $     14,053    $      10,678
 8/31/2004   $     7,935   $     13,929    $      10,449
 9/30/2004   $     8,480   $     14,664    $      11,027
10/31/2004   $     8,654   $     14,937    $      11,295

** SOURCE: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 3/2/01. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004

PERFORMANCE

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -1.79%          -6.97%
Return After Taxes on Distributions          -1.79%          -6.97%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -1.17%          -5.84%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -7.48%          -8.46%
Return After Taxes on Distributions          -7.48%          -8.46%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -4.86%          -7.06%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -2.61%          -7.67%
Return After Taxes on Distributions          -2.61%          -7.67%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -1.70%          -6.41%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -3.58%          -7.67%
Return After Taxes on Distributions          -3.58%          -7.67%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -2.33%          -6.41%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -2.61%            -7.67%
Return After Taxes on Distributions          -2.61%            -7.67%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -1.70%            -6.41%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          -7.48%          -8.44%
Return After Taxes on Distributions          -7.48%          -8.44%
Return After Taxes on Distributions
 and Sale of Fund Shares                     -4.86%          -7.04%

Class A, Class B, and Class C commenced operations on 3/2/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004 FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2

                                      BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE      EXPENSES PAID DURING PERIOD*
                                              (5/1/04)                  (10/31/04)               (5/1/04 - 10/31/04)
-------------------------------------------------------------------------------------------------------------------------
Actual
Class A                                      $ 1,000.00                 $ 1,007.88                    $  8.33
Class B                                      $ 1,000.00                 $ 1,004.04                    $ 12.04
Class C                                      $ 1,000.00                 $ 1,004.04                    $ 12.09

Hypothetical
(5% return per year before expenses)
Class A                                      $ 1,000.00                 $ 1,016.80                    $  8.36
Class B                                      $ 1,000.00                 $ 1,013.10                    $ 12.09
Class C                                      $ 1,000.00                 $ 1,013.10                    $ 12.14

* Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A shares, 2.39% for Class B shares, and 2.40% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Small-Cap Growth Portfolio, at value
   (identified cost, $29,441,825)                                                  $     35,248,465
Receivable for Fund shares sold                                                               3,206
Receivable from affiliate                                                                     6,480
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $     35,258,151
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                   $         47,207
Payable to affiliate for distribution and service fees                                        6,654
Payable to affiliate for Trustees' fees                                                          11
Accrued expenses                                                                             50,059
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $        103,931
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $     35,154,220
---------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $     42,175,321
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                     (12,714,288)
Accumulated net investment loss                                                            (113,453)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                       5,806,640
---------------------------------------------------------------------------------------------------
TOTAL                                                                              $     35,154,220
---------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $     12,544,703
SHARES OUTSTANDING                                                                        1,636,384
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           7.67
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $7.67)                                                 $           8.14
---------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $     11,480,021
SHARES OUTSTANDING                                                                        1,538,111
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           7.46
---------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $     11,129,496
SHARES OUTSTANDING                                                                        1,492,204
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $           7.46
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $1,484)                  $         82,208
Interest allocated from Portfolio                                                            18,201
Expenses allocated from Portfolio                                                          (297,973)
---------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $       (197,564)
---------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                 $         59,476
Trustees' fees and expenses                                                                     149
Distribution and service fees
   Class A                                                                                   36,657
   Class B                                                                                  124,616
   Class C                                                                                  125,261
Transfer and dividend disbursing agent fees                                                  91,176
Registration fees                                                                            53,737
Custodian fee                                                                                24,472
Legal and accounting services                                                                16,288
Printing and postage                                                                         13,788
Miscellaneous                                                                                 4,074
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $        549,694
---------------------------------------------------------------------------------------------------
Deduct --
   Allocation of Fund expenses to affiliate                                        $          6,480
---------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $          6,480
---------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $        543,214
---------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $       (740,778)
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $      1,557,530
   Net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the
      Portfolio's investment guidelines                                                       7,637
   Foreign currency transactions                                                             (1,059)
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                  $      1,564,108
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $     (1,883,113)
   Foreign currency                                                                              19
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     (1,883,094)
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                                   $       (318,986)
---------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $     (1,059,764)
---------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                             YEAR ENDED          YEAR ENDED
                                                             OCTOBER 31, 2004    OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                                       $       (740,778)   $       (703,336)
   Net realized gain from investment
      transactions, payments by affiliate
      and foreign currency transactions                             1,564,108           1,698,820
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currency                                             (1,883,094)          7,543,188
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           $     (1,059,764)   $      8,538,672
-------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                $      3,049,014    $      4,510,926
      Class B                                                       1,601,406           3,692,313
      Class C                                                       1,909,527           2,705,611
      Class D                                                              --              92,732
      Class I                                                              --                 400
   Cost of shares redeemed
      Class A                                                      (6,111,890)         (5,657,675)
      Class B                                                      (2,738,157)         (2,710,657)
      Class C                                                      (4,086,660)         (3,977,570)
      Class D                                                              --            (876,923)
      Class I                                                              --              (7,361)
   Net asset value of shares exchanged
      Class A                                                          49,688                  --
      Class B                                                         (49,688)                 --
-------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                        $     (6,376,760)   $     (2,228,204)
-------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                        $     (7,436,524)   $      6,310,468
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                         $     42,590,744    $     36,280,276
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                               $     35,154,220    $     42,590,744
-------------------------------------------------------------------------------------------------

ACCUMULATED NET
INVESTMENT LOSS INCLUDED
IN NET ASSETS

AT END OF YEAR                                               $       (113,453)   $        (40,996)
-------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                                -------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------     PERIOD ENDED
                                                                   2004             2003             2002      OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $     7.810      $     6.200      $     8.010      $    10.000
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                          $    (0.108)     $    (0.096)     $    (0.087)     $    (0.066)
Net realized and unrealized gain (loss)                              (0.032)           1.706           (1.723)          (1.924)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $    (0.140)     $     1.610      $    (1.810)     $    (1.990)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                  $     7.670      $     7.810      $     6.200      $     8.010
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                       (1.79)%(4)       25.97%          (22.60)%         (19.90)%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                         $    12,545      $    15,910      $    13,750      $     9,419
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                     1.65%            1.65%            1.39%            1.35%(6)
   Net expenses after custodian fee reduction(5)                       1.65%            1.65%            1.39%            1.33%(6)
   Net investment loss                                                (1.40)%          (1.44)%          (1.15)%          (1.13)%(6)
Portfolio Turnover of the Portfolio                                     282%             248%             131%              38%
-----------------------------------------------------------------------------------------------------------------------------------

+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the net investment loss per share and the
   ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                         1.67%            1.70%            1.66%            2.35%(6)
   Expenses after custodian fee reduction(5)                           1.67%            1.70%            1.66%            2.33%(6)
   Net investment loss                                                (1.42)%          (1.49)%          (1.42)%          (2.13)%(6)
Net investment loss per share(2)                                $    (0.110)     $    (0.100)     $    (0.107)     $    (0.124)
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to $0.01 per share. Had such actions not been taken, the total return would have been (1.92)% for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

                                                                                           CLASS B
                                                                -------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------     PERIOD ENDED
                                                                   2004             2003             2002      OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $     7.660      $     6.120      $     7.970      $    10.000
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                          $    (0.162)     $    (0.145)     $    (0.142)     $    (0.110)
Net realized and unrealized gain (loss)                              (0.038)           1.685           (1.708)          (1.920)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $    (0.200)     $     1.540      $    (1.850)     $    (2.030)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                  $     7.460      $     7.660      $     6.120      $     7.970
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                       (2.61)%(4)       25.16%          (23.21)%         (20.30)%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                         $    11,480      $    13,028      $     9,550      $     7,125
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                     2.40%            2.40%            2.14%            2.10%(6)
   Net expenses after custodian fee reduction(5)                       2.40%            2.40%            2.14%            2.08%(6)
   Net investment loss                                                (2.14)%          (2.20)%          (1.90)%          (1.89)%(6)
Portfolio Turnover of the Portfolio                                     282%             248%             131%              38%
-----------------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the net investment loss per share and the
   ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                         2.42%            2.43%            2.41%            3.10%(6)
   Expenses after custodian fee reduction(5)                           2.42%            2.43%            2.41%            3.08%(6)
   Net investment loss                                                (2.16)%          (2.23)%          (2.17)%          (2.89)%(6)
Net investment loss per share(2)                                $    (0.164)     $    (0.147)     $    (0.162)     $    (0.168)
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

                                                                                           CLASS C
                                                                -------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------     PERIOD ENDED
                                                                   2004             2003             2002      OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $     7.660      $     6.120      $     7.980      $    10.000
-----------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(2)                                          $    (0.162)     $    (0.144)     $    (0.143)     $    (0.111)
Net realized and unrealized gain (loss)                              (0.038)           1.684           (1.717)          (1.909)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                             $    (0.200)     $     1.540      $    (1.860)     $    (2.020)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                  $     7.460      $     7.660      $     6.120      $     7.980
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                       (2.61)%(4)       25.16%          (23.31)%         (20.20)%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                         $    11,129      $    13,652      $    12,152      $     9,747
Ratios (As a percentage of average daily net assets):
   Net expenses(5)                                                     2.40%            2.40%            2.14%            2.10%(6)
   Net expenses after custodian fee reduction(5)                       2.40%            2.40%            2.14%            2.08%(6)
   Net investment loss                                                (2.15)%          (2.20)%          (1.90)%          (1.88)%(6)
Portfolio Turnover of the Portfolio                                     282%             248%             131%              38%
-----------------------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect an allocation
   of expenses to the Administrator. Had such action not
   been taken, the net investment loss per share and the
   ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(5)                                                         2.42%            2.44%            2.41%            3.10%(6)
   Expenses after custodian fee reduction(5)                           2.42%            2.44%            2.41%            3.08%(6)
   Net investment loss                                                (2.17)%          (2.24)%          (2.17)%          (2.88)%(6)
Net investment loss per share(2)                                $    (0.164)     $    (0.147)     $    (0.163)     $    (0.170)
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 2, 2001, to October 31, 2001.

(2) Net investment loss per share was computed using average shares outstanding.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4) The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

                        See notes to financial statements

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D and Class I shares. Such offerings were discontinued during the year ended October 31, 2003. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (19.5% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   D INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   E FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $10,271,116 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

   G OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any.) Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $663,866, net investment loss was decreased by $668,321, and accumulated net realized loss was increased by $4,455 primarily due to differences between book and tax accounting treatment of net operating losses, foreign currency gain (loss) and passive foreign investment companies. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Capital loss carryforwards                               $   (10,271,116)
   Unrealized appreciation                                  $     3,273,441
   Other temporary differences                              $       (23,426)

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS A                                                     2004             2003
   -----------------------------------------------------------------------------------
   Sales                                                      387,692          674,033
   Redemptions                                               (793,963)        (856,241)
   Exchange from Class B shares                                 6,485               --
   -----------------------------------------------------------------------------------
   NET DECREASE                                              (399,786)        (182,208)
   -----------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS B                                                     2004             2003
   -----------------------------------------------------------------------------------
   Sales                                                      210,519          564,024
   Redemptions                                               (366,682)        (423,729)
   Exchange to Class A shares                                  (6,616)              --
   -----------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                                   (162,779)         140,295
   -----------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS C                                                     2004             2003
   -----------------------------------------------------------------------------------
   Sales                                                      246,229          412,732
   Redemptions                                               (536,500)        (615,403)
   -----------------------------------------------------------------------------------
   NET DECREASE                                              (290,271)        (202,671)
   -----------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS D                                                     2004           2003(1)
   -----------------------------------------------------------------------------------
   Sales                                                           --           15,227
   Redemptions                                                     --         (149,232)
   -----------------------------------------------------------------------------------
   NET DECREASE                                                    --         (134,005)
   -----------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,
                                                        ------------------------------
   CLASS I                                                     2004           2003(1)
   -----------------------------------------------------------------------------------
   Sales                                                           --               56
   Redemptions                                                     --           (1,087)
   -----------------------------------------------------------------------------------
   NET DECREASE                                                    --           (1,031)
   -----------------------------------------------------------------------------------

(1) Offering of Class D and Class I shares was discontinued during the year ended October 31, 2003 (see Note 1).

4  TRANSACTIONS WITH AFFILIATES

   The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $59,476. Pursuant to a voluntary expense reimbursement, EVM was allocated $6,480 of the Fund's operating expenses for the year ended October 31, 2004. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $8,501 in sub-transfer agent fees.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $9,599 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

   Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $93,462 and $93,946 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $753,000 and $1,254,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in the amount of 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $36,657, $31,154, and $31,315 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of the purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM, its affiliates, or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
   Note 5). CDSC assessed on Class B, and Class C shares when no Uncovered Distribution Charges exist for the respective class will be credited to the Fund. EVD received approximately $10, $43,000, and $2,000 of CDSC paid by shareholders for Class A shares, Class B shares, and Class C shares, respectively, for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2004, aggregated $6,584,914 and $13,506,381, respectively.

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2 as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and the period from the start of business, March 2, 2001, to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 at October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 200415

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 96.9%

SECURITY                                                       SHARES           VALUE
---------------------------------------------------------------------------------------------
AEROSPACE / DEFENSE -- 2.7%

Armor Holdings, Inc.(1)                                              45,300    $    1,677,006
Ceradyne, Inc.(1)                                                    37,800         1,621,242
Hexcel Corp.(1)                                                      42,300           655,650
Teledyne Technologies, Inc.(1)                                       32,700           836,139
---------------------------------------------------------------------------------------------
                                                                               $    4,790,037
---------------------------------------------------------------------------------------------

BANKS -- 3.4%

Bank of the Ozarks, Inc.                                             20,400    $      658,614
Cathay General Bancorp                                               15,200           598,880
East-West Bancorp, Inc.                                              36,700         1,469,468
First Bancorp Puerto Rico(2)                                         11,500           627,095
Hanmi Financial Corp.                                                23,400           710,892
PrivateBancorp, Inc.                                                 27,400           886,390
R & G Financial Corp., Class B(2)                                    18,000           677,160
Wintrust Financial Corp.                                             10,500           598,500
---------------------------------------------------------------------------------------------
                                                                               $    6,226,999
---------------------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 1.5%

Central European Media Enterprises Ltd.(1)(2)                        76,500    $    2,707,335
---------------------------------------------------------------------------------------------
                                                                               $    2,707,335
---------------------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 1.0%

Sirius Satellite Radio, Inc.(1)                                     211,900    $      826,410
XM Satellite Radio Holdings, Inc., Class A(1)                        27,700           895,264
---------------------------------------------------------------------------------------------
                                                                               $    1,721,674
---------------------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.8%

Dycom Industries, Inc.(1)                                            21,000    $      685,650
Florida Rock Industries, Inc.                                        16,700           862,555
Simpson Manufacturing Co., Inc.                                      11,200           719,936
Texas Industries, Inc.                                               21,000         1,069,530
---------------------------------------------------------------------------------------------
                                                                               $    3,337,671
---------------------------------------------------------------------------------------------

BUSINESS SERVICES-MISCELLANEOUS -- 3.1%

Corporate Executive Board Co., (The)                                 32,900    $    2,094,085
Heidrick & Struggles International, Inc.(1)                          33,700           964,999
Satyam Computer Services Ltd. ADR(2)                                 39,000         1,024,530
Shopping.com Ltd.(1)(2)                                              40,500         1,092,285
Wind River Systems, Inc.(1)                                          34,300    $      459,277
---------------------------------------------------------------------------------------------
                                                                               $    5,635,176
---------------------------------------------------------------------------------------------

CASINOS AND GAMING -- 2.8%

Ameristar Casinos, Inc.                                              18,700    $      649,357
Argosy Gaming Co.(1)                                                 15,000           593,850
Boyd Gaming Corp.                                                    21,400           716,686
Penn National Gaming, Inc.(1)                                        10,800           448,524
Scientific Games Corp.(1)                                            21,700           459,606
Station Casinos, Inc.                                                15,300           779,535
Wynn Resorts Ltd.(1)                                                 25,400         1,477,010
---------------------------------------------------------------------------------------------
                                                                               $    5,124,568
---------------------------------------------------------------------------------------------

CHEMICALS -- 2.4%

Albemarle Corp.                                                      20,700    $      742,095
Braskem SA ADR(1)(2)                                                 43,045         1,575,447
Crompton Corp.                                                       58,300           542,190
Hercules, Inc.(1)                                                    38,300           546,924
Lyondell Chemical Co.                                                29,700           682,506
Terra Industries, Inc.(1)                                            31,299           239,437
---------------------------------------------------------------------------------------------
                                                                               $    4,328,599
---------------------------------------------------------------------------------------------

COAL -- 0.9%

Massey Energy Co.                                                    59,400    $    1,599,642
---------------------------------------------------------------------------------------------
                                                                               $    1,599,642
---------------------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 1.0%

Alliance Data Systems Corp.(1)                                       43,400    $    1,834,952
---------------------------------------------------------------------------------------------
                                                                               $    1,834,952
---------------------------------------------------------------------------------------------

COMPUTER EQUIPMENT -- 0.6%

Synaptics, Inc.(1)                                                   35,000    $    1,107,400
---------------------------------------------------------------------------------------------
                                                                               $    1,107,400
---------------------------------------------------------------------------------------------

COMPUTER SERVICES -- 2.0%

Anteon International Corp.(1)                                        26,300    $    1,033,590
Cognizant Technology Solutions Corp.(1)                              56,400         1,917,600
SRA International, Inc., Class A(1)                                  11,600           623,616
---------------------------------------------------------------------------------------------
                                                                               $    3,574,806
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 8.8%

Akamai Technologies, Inc.(1)                                        178,100    $    2,466,685
Blackboard, Inc.(1)                                                  54,300           967,083
Business Objects SA ADR(1)(2)                                        25,300           645,656
Cogent, Inc.(1)                                                      64,393         1,232,096
Kronos, Inc.(1)                                                      13,300           652,365
McAfee, Inc.(1)                                                      57,800         1,398,760
McDATA Corp., Class A(1)                                            112,800           708,384
Open Solutions, Inc.(1)                                              24,300           684,410
Parametric Technology Corp.(1)                                       88,400           458,796
Paxar Corp.(1)                                                       56,200         1,239,210
RADWARE Ltd.(1)(2)                                                   30,500           753,350
Salesforce.com, Inc.(1)                                              47,600           967,232
Verint Systems, Inc.(1)                                              57,800         2,247,264
Witness Systems, Inc.(1)                                             93,400         1,453,304
---------------------------------------------------------------------------------------------
                                                                               $   15,874,595
---------------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 0.3%

Scansource, Inc.(1)                                                   9,400    $      582,142
---------------------------------------------------------------------------------------------
                                                                               $      582,142
---------------------------------------------------------------------------------------------

DRUGS -- 3.8%

First Horizon Pharmaceutical Corp.(1)                                83,100    $    2,042,598
Immucor, Inc.(1)                                                     91,850         2,833,573
Pharmaceutical Product Development, Inc.(1)                          21,900           924,837
Valeant Pharmaceuticals International                                42,900         1,029,600
---------------------------------------------------------------------------------------------
                                                                               $    6,830,608
---------------------------------------------------------------------------------------------

ELECTRONICS-INSTRUMENTS -- 0.6%

Molecular Devices Corp.(1)                                           21,600    $      432,324
Trimble Navigation Ltd.(1)                                           22,300           639,787
---------------------------------------------------------------------------------------------
                                                                               $    1,072,111
---------------------------------------------------------------------------------------------

ELECTRONICS-SEMICONDUCTORS -- 5.8%

Cree, Inc.(1)                                                        12,400    $      427,924
Fairchild Semiconductor International, Inc.(1)                       33,100           475,647
Lam Research Corp.(1)                                                30,900           804,327
Microsemi Corp.(1)                                                   74,900         1,163,946
OmniVision Technologies, Inc.(1)                                     39,900           634,410
QLogic Corp.(1)                                                      12,000           390,000
Silicon Image, Inc.(1)                                              166,100         2,275,570
Tessera Technologies, Inc.(1)                                       100,800         2,815,344
Varian Semiconductor Equipment Associates, Inc.(1)                   30,200    $    1,045,222
Virage Logic Corp.(1)                                                34,800           537,660
---------------------------------------------------------------------------------------------
                                                                               $   10,570,050
---------------------------------------------------------------------------------------------

ENTERTAINMENT -- 1.5%

DreamWorks Animation SKG, Inc.(1)                                    43,200    $    1,686,960
WMS Industries, Inc.(1)                                              36,100         1,055,925
---------------------------------------------------------------------------------------------
                                                                               $    2,742,885
---------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 1.6%

First Marblehead Corp., (The)(1)                                     55,300    $    2,964,080
---------------------------------------------------------------------------------------------
                                                                               $    2,964,080
---------------------------------------------------------------------------------------------

HOTELS -- 1.2%

Choice Hotels International, Inc.                                    33,100    $    1,651,690
Four Seasons Hotels, Inc.(2)                                          8,200           554,484
---------------------------------------------------------------------------------------------
                                                                               $    2,206,174
---------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.6%

Chattem, Inc.(1)                                                     30,400    $    1,017,184
---------------------------------------------------------------------------------------------
                                                                               $    1,017,184
---------------------------------------------------------------------------------------------

INTERNET-SOFTWARE -- 1.3%

F5 Networks, Inc.(1)                                                 49,500    $    1,977,525
TIBCO Software, Inc.(1)                                              42,300           411,156
---------------------------------------------------------------------------------------------
                                                                               $    2,388,681
---------------------------------------------------------------------------------------------

INTERNET CONTENT-ENTERTAINMENT -- 1.0%

Ask Jeeves, Inc.(1)                                                  44,800    $    1,154,944
Jupitermedia Corp.(1)                                                29,800           591,083
---------------------------------------------------------------------------------------------
                                                                               $    1,746,027
---------------------------------------------------------------------------------------------

INTERNET SERVICES -- 3.1%

Blue Nile, Inc.(1)                                                   23,400    $      568,620
Greenfield Online, Inc.(1)                                           30,113           633,276
Infospace, Inc.(1)                                                   39,800         2,089,500
J2 Global Communications, Inc.(1)                                    22,200           669,330
Websense, Inc.(1)                                                    38,900         1,578,173
---------------------------------------------------------------------------------------------
                                                                               $    5,538,899
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
INVESTMENT SERVICES -- 1.5%

Greenhill & Co., Inc.                                                36,400    $      818,636
Host Marriott Corp. REIT(1)                                          91,900         1,337,145
LaSalle Hotel Properties REIT                                        19,100           548,552
---------------------------------------------------------------------------------------------
                                                                               $    2,704,333
---------------------------------------------------------------------------------------------

MACHINERY -- 1.1%

IDEX Corp.                                                           20,500    $      756,450
Joy Global, Inc.                                                     36,900         1,246,851
---------------------------------------------------------------------------------------------
                                                                               $    2,003,301
---------------------------------------------------------------------------------------------

MEDICAL-BIOMED / GENETICS -- 0.9%

Serologicals Corp.(1)                                                48,000    $    1,135,200
Third Wave Technologies, Inc.(1)                                     55,400           425,472
---------------------------------------------------------------------------------------------
                                                                               $    1,560,672
---------------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 9.2%

American Medical Systems Holdings, Inc.(1)                           17,100    $      634,410
ArthroCare Corp.(1)                                                  38,700         1,192,347
Aspect Medical Systems, Inc.(1)                                      55,700         1,001,486
Cooper Cos., Inc.                                                    18,200         1,280,370
Cytyc Corp.(1)                                                       81,800         2,134,162
Dade Behring Holdings, Inc.(1)                                       42,475         2,390,918
DENTSPLY International, Inc.                                         20,300         1,055,803
Foxhollow Technologies, Inc.(1)                                       7,200           148,176
Given Imaging Ltd.(1)(2)                                             85,400         2,754,150
Haemonetics Corp.(1)                                                 48,000         1,576,800
Intralase Corp.(1)                                                   35,878           689,934
Kyphon, Inc.(1)                                                      62,000         1,557,440
NuVasive, Inc.(1)                                                    21,800           214,948
---------------------------------------------------------------------------------------------
                                                                               $   16,630,944
---------------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 1.4%

Cameco Corp.(2)                                                      13,400    $    1,086,472
Formation Capital Corp.(1)(2)(3)(4)                                 400,000           150,851
Pan American Silver Corp.(1)(2)                                      34,900           587,018
Steel Dynamics, Inc.                                                 18,800           624,160
---------------------------------------------------------------------------------------------
                                                                               $    2,448,501
---------------------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 1.6%

Atwood Oceanics, Inc.(1)                                             11,500    $      551,425
Cal Dive International, Inc.(1)                                      21,400           757,774
Hydril Co.(1)                                                        23,500    $    1,033,765
Stolt Offshore SA ADR(1)(2)                                         112,500           572,625
---------------------------------------------------------------------------------------------
                                                                               $    2,915,589
---------------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 7.3%

Denbury Resources, Inc.(1)                                           88,600    $    2,197,280
Harvest Natural Resources, Inc.(1)                                   41,300           624,456
Houston Exploration Co.(1)                                           14,700           861,420
Newfield Exploration Co.(1)                                          17,300         1,006,860
PetroKazakhstan Inc. Class A(2)                                      25,400           937,260
Quicksilver Resources, Inc.(1)                                       96,200         3,042,806
Southwestern Energy Co.(1)                                           36,200         1,663,028
Tesoro Petroleum Corp.(1)                                            14,100           426,948
Ultra Petroleum Corp.(1)                                             14,600           709,560
Vintage Petroleum, Inc.                                              79,700         1,673,700
---------------------------------------------------------------------------------------------
                                                                               $   13,143,318
---------------------------------------------------------------------------------------------

REAL ESTATE OPERATION / DEVELOPMENT -- 0.4%

St. Joe Co., (The)                                                   15,300    $      778,770
---------------------------------------------------------------------------------------------
                                                                               $      778,770
---------------------------------------------------------------------------------------------

RETAIL -- 0.5%

Kmart Holding Corp.(1)                                               10,000    $      920,400
---------------------------------------------------------------------------------------------
                                                                               $      920,400
---------------------------------------------------------------------------------------------

RETAIL-ELECTRONICS -- 0.2%

Guitar Center, Inc.(1)                                                8,500    $      379,355
---------------------------------------------------------------------------------------------
                                                                               $      379,355
---------------------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 0.5%

Jack in the Box, Inc.(1)                                             17,500    $      583,975
Texas Roadhouse, Inc., Class A(1)                                    10,766           247,833
---------------------------------------------------------------------------------------------
                                                                               $      831,808
---------------------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 4.9%

American Eagle Outfitters                                            40,900    $    1,671,992
Cabela's, Inc., Class A(1)                                           17,200           434,472
Circuit City Stores, Inc.                                            54,000           877,500
JOS A Bank Clothiers, Inc.(1)                                        20,500           650,670
New York & Co., Inc.(1)                                              52,828         1,093,540

                        See notes to financial statements

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
RETAIL-SPECIALTY AND APPAREL (CONTINUED)

Pacific Sunwear of California, Inc.(1)                               29,400    $      689,136
Quicksilver, Inc.(1)                                                 42,500         1,158,125
Urban Outfitters, Inc.(1)                                            59,100         2,423,100
---------------------------------------------------------------------------------------------
                                                                               $    8,998,535
---------------------------------------------------------------------------------------------

TELECOMMUNICATIONS-EQUIPMENT -- 2.0%

American Tower Corp., Class A(1)                                    106,400    $    1,829,016
CommScope, Inc.(1)                                                   15,100           271,951
Ditech Communications Corp.(1)                                       36,100           828,134
Plantronics, Inc.                                                    14,500           630,750
---------------------------------------------------------------------------------------------
                                                                               $    3,559,851
---------------------------------------------------------------------------------------------

TRANSPORTATION -- 5.2%

EGL, Inc.(1)                                                         41,000    $    1,311,180
Landstar System, Inc.(1)                                             21,200         1,440,328
Overnite Corp.                                                       20,200           653,672
Overseas Shipholding Group                                           30,100         1,714,195
Teekay Shipping Corp.(2)                                             26,600         1,228,920
UTI Worldwide, Inc.(2)                                               17,700         1,150,500
Yellow Roadway Corp.(1)                                              38,200         1,833,218
---------------------------------------------------------------------------------------------
                                                                               $    9,332,013
---------------------------------------------------------------------------------------------

WIRELESS COMMUNICATION SERVICES -- 7.4%

Alvarion Ltd.(1)(2)                                                  59,300    $      794,620
AO VimpelCom ADR(1)(2)                                               15,400         1,755,600
CANTV ADR(2)                                                         24,600           565,800
Nextel Partners, Inc., Class A(1)                                    42,700           719,068
NII Holdings, Inc., Class B(1)                                      133,100         5,892,337
Novatel Wireless, Inc.(1)                                            37,100           769,825
Research in Motion Ltd.(1)(2)                                        19,200         1,693,440
Spectrasite, Inc.(1)                                                 23,900         1,226,070
---------------------------------------------------------------------------------------------
                                                                               $   13,416,760
---------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $147,139,316)                                             $  175,146,445
---------------------------------------------------------------------------------------------

SPECIAL WARRANTS -- 0.1%

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
METALS-GOLD -- 0.1%

Western Exploration and Development, Ltd.(1)(3)(4)                  600,000    $      180,000
---------------------------------------------------------------------------------------------
                                                                               $      180,000
---------------------------------------------------------------------------------------------

TOTAL SPECIAL WARRANTS
   (IDENTIFIED COST, $480,000)                                                 $      180,000
---------------------------------------------------------------------------------------------

PRIVATE PLACEMENTS -- 0.0%

SECURITY                                                       SHARES          VALUE
---------------------------------------------------------------------------------------------
METALS-GOLD -- 0.0%

Nevada Pacific Mining Co.(1)(3)(4)                                   80,000    $       56,000
---------------------------------------------------------------------------------------------
                                                                               $       56,000
---------------------------------------------------------------------------------------------

TOTAL PRIVATE PLACEMENTS
   (IDENTIFIED COST, $80,000)                                                  $       56,000
---------------------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.3%

                                                             PRINCIPAL
                                                             AMOUNT
SECURITY                                                     (000'S OMITTED)   VALUE
---------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.83%, 11/1/04               $        2,371    $    2,371,001
---------------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $2,371,001)                                             $    2,371,001
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SHORT-TERM INVESTMENTS -- 2.0%

                                                             PRINCIPAL
                                                             AMOUNT
SECURITY                                                     (000'S OMITTED)   VALUE
---------------------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.88%, 11/1/04                                               $        3,642    $    3,642,000
---------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $3,642,000)                                             $    3,642,000
---------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 100.3%
   (IDENTIFIED COST, $153,712,317)                                             $  181,395,446
---------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (0.3)%                                       $     (618,036)
---------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                           $  180,777,410
---------------------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1)  Non-income producing security.

(2)  Foreign security.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Restricted security.

COUNTRY CONCENTRATION

                                                            PERCENTAGE OF
COUNTRY                                                     TOTAL INVESTMENTS  VALUE
---------------------------------------------------------------------------------------------
United States                                                    88.7%         $  160,994,023
Israel                                                            3.0%              5,394,405
Canada                                                            2.7%              5,009,525
Bermuda                                                           1.5%              2,707,335
Russia                                                            1.0%              1,755,600
Brazil                                                            0.9%              1,575,447
Great Britian                                                     0.6%              1,150,500
India                                                             0.6%              1,024,530
France                                                            0.4%                645,656
Luxembourg                                                        0.3%                572,625
Venezuela                                                         0.3%                565,800
---------------------------------------------------------------------------------------------
Total                                                             100%         $  181,395,446

                        See notes to financial statements

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $153,712,317)                    $    181,395,446
Cash                                                                               74,226
Receivable for investments sold                                                 6,620,417
Dividends and interest receivable                                                  19,336
Tax reclaim receivable                                                                312
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $    188,109,737
-----------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                        $      7,262,097
Payable to affiliate for Trustees' fees                                             7,562
Accrued expenses                                                                   62,668
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $      7,332,327
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                $    180,777,410
-----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                  $    153,094,185
Net unrealized appreciation (computed on the basis of identified cost)         27,683,225
-----------------------------------------------------------------------------------------
TOTAL                                                                    $    180,777,410
-----------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $7,767)                                 $        427,436
Interest                                                                           94,656
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  $        522,092
-----------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                   $      1,292,277
Trustees' fees and expenses                                                        12,008
Custodian fee                                                                     187,210
Legal and accounting services                                                      44,284
Miscellaneous                                                                      14,233
-----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $      1,550,012
-----------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                            $             96
-----------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                 $             96
-----------------------------------------------------------------------------------------

NET EXPENSES                                                             $      1,549,916
-----------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      $     (1,027,824)
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $     10,265,268
   Net increase from payments by affiliate and net gains (losses)
      realized on the disposal of investments purchased which did not
      meet the Portfolio's investment guidelines                                   39,889
   Foreign currency transactions                                                   (5,469)
-----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $     10,299,688
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $    (11,832,743)
   Foreign currency                                                                    96
-----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    (11,832,647)
-----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                         $     (1,532,959)
-----------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                               $     (2,560,783)
-----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR ENDED          YEAR ENDED
                                                        OCTOBER 31, 2004    OCTOBER 31, 2003
--------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment loss                                  $     (1,027,824)   $     (1,089,582)
   Net realized gain from investment
      transactions, payments by affiliate
      and foreign currency transactions                       10,299,688          27,727,579
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign currency                    (11,832,647)         23,194,183
--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      $     (2,560,783)   $     49,832,180
--------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                        $     14,945,367    $     26,027,907
   Withdrawals                                               (58,309,543)        (58,232,046)
--------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                 $    (43,364,176)   $    (32,204,139)
--------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                   $    (45,924,959)   $     17,628,041
--------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                    $    226,702,369    $    209,074,328
--------------------------------------------------------------------------------------------
AT END OF YEAR                                          $    180,777,410    $    226,702,369
--------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                            YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------      PERIOD ENDED
                                                                   2004             2003             2002       OCTOBER 31, 2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                            0.75%            0.73%            0.73%            0.70%(2)
   Expenses after custodian fee reduction                              0.75%            0.73%            0.73%            0.68%(2)
   Net investment loss                                                (0.50)%          (0.53)%          (0.49)%          (0.48)%(2)
Portfolio Turnover                                                      282%             248%             131%              38%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                       (1.05)%(4)       27.24%          (22.16)%             --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                         $   180,777      $   226,702      $   209,074      $   307,838
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

(2)  Annualized.

(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

(4) The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

                        See notes to financial statements

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Tax-Managed Small-Cap Growth Fund 1.1, the Tax-Managed Small-Cap Growth Fund
   1.2 and the Tax-Managed Equity Asset Allocation Fund held 65.5%, 19.5% and 14.9% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACTS -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   G SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   J OTHER -- Investment transactions are accounted for on a trade-date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $1,292,277. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

   For the year ended October 31, 2004, EVM reimbursed the Portfolio $70,687 for a net loss realized, in addition to realizing a net gain of $39,889, on the disposal of investments which did not meet the Portfolio's investment guidelines.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $564,938,603 and $601,423,952, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                                           $   154,733,592
   ------------------------------------------------------------------------
   Gross unrealized appreciation                            $    28,413,229
   Gross unrealized depreciation                                 (1,751,375)
   ------------------------------------------------------------------------
   NET UNREALIZED APPRECIATION                              $    26,661,854
   ------------------------------------------------------------------------

   The unrealized appreciation on foreign currency is $96.

5  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall govermemtal supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

7  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

8  RESTRICTED SECURITIES

   At October 31, 2004, the Portfolio owned the following securities (representing 0.21% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

                                          DATE OF
DESCRIPTION                               ACQUISITION     SHARES/FACE            COST           FAIR VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS

Formation Capital Corp.                   12/21/98          400,000           $   88,260        $  150,851
----------------------------------------------------------------------------------------------------------
                                                                              $   88,260        $  150,851
----------------------------------------------------------------------------------------------------------

PRIVATE PLACEMENTS AND SPECIAL WARRANTS

Nevada Pacific Mining Co.                 12/21/98           80,000           $   80,000        $   56,000

Western Exploration and
  Development, Ltd.                       12/21/98          600,000              480,000           180,000
----------------------------------------------------------------------------------------------------------
                                                                              $  560,000        $  236,000
----------------------------------------------------------------------------------------------------------

TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE TRUSTEES AND INVESTORS
OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Growth Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period than ended and the supplementary data for each of the three years in the period then ended, and the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                      POSITION(S)      TERM OF                                        NUMBER OF PORTFOLIOS
                       WITH THE       OFFICE AND                                        IN FUND COMPLEX
   NAME AND            TRUST AND      LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY
 DATE OF BIRTH       THE PORTFOLIO     SERVICE           DURING PAST FIVE YEARS            TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes         Trustee    Trustee of the  Chairman, President and Chief              192               Director of EVC
11/9/41                             Trust since    Executive Officer of BMR, EVC, EVM
                                    1991; of the   and EV; Director of EV; Vice
                                   Portfolio since President and Director of EVD.
                                        1998       Trustee and/or officer of 192
                                                   registered investment companies in
                                                   the Eaton Vance Fund Complex.
                                                   Mr. Hawkes is an interested person
                                                   because of his positions with BMR,
                                                   EVM, EVC and EV, which are
                                                   affiliates of the Trust and the
                                                   Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III    Trustee    Trustee of the  Jacob H. Schiff Professor of               192          Director of Tiffany & Co.
2/23/35                              Trust since   Investment Banking Emeritus,                            (specialty retailer) and
                                    1986; of the   Harvard University Graduate School                            Telect, Inc.
                                   Portfolio since of Business Administration.                                (telecommunication
                                        1998                                                                   services company)

William H. Park         Trustee      Since 2003    President and Chief Executive              192                    None
9/19/47                                            Officer, Prizm Capital Management,
                                                   LLC (investment management firm)
                                                   (since 2002). Executive Vice
                                                   President and Chief Financial
                                                   Officer, United Asset Management
                                                   Corporation (a holding company
                                                   owning institutional investment
                                                   management firms) (1982-2001).

Ronald A. Pearlman      Trustee       Since 2003   Professor of Law, Georgetown               192                    None
7/10/40                                            University Law Center (since 1999).
                                                   Tax Partner, Covington & Burling,
                                                   Washington, DC (1991-2000).

Norton H. Reamer        Trustee    Trustee of the  President, Chief Executive Officer         192                    None
9/21/35                              Trust since   and a Director of Asset Management
                                    1986; of the   Finance Corp. (a specialty finance
                                   Portfolio since company serving the investment
                                        1998       management industry) (since October
                                                   2003). President, Unicorn
                                                   Corporation (an investment and
                                                   financial advisory services
                                                   company) (since September 2000).
                                                   Formerly, Chairman, Hellman, Jordan
                                                   Management Co., Inc. (an investment
                                                   management company) (2000-2003).
                                                   Formerly, Advisory Director of
                                                   Berkshire Capital Corporation
                                                   (investment banking firm)
                                                   (2002-2003). Formerly Chairman of
                                                   the Board, United Asset Management
                                                   Corporation (a holding company
                                                   owning institutional investment
                                                   management firms) and Chairman,
                                                   President and Director, UAM Funds
                                                   (mutual funds) (1980-2000).

Lynn A. Stout           Trustee      Since 1998    Professor of Law, University of            192                    None
9/14/57                                            California at Los Angeles School of
                                                   Law (since July 2001). Formerly,
                                                   Professor of Law, Georgetown
                                                   University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)                  TERM OF
                              WITH THE                  OFFICE AND
    NAME AND                 TRUST AND                   LENGTH OF                          PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH            THE PORTFOLIO                  SERVICE                           DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.    President of the Trust           Since 2002            Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                                                                       Chief Investment Officer of EVM and BMR and Director
                                                                              of EVC. Chief Executive Officer of Belair Capital Fund
                                                                              LLC, Belcrest Capital Fund LLC, Belmar Capital Fund
                                                                              LLC, Belport Capital Fund LLC and Belrose Capital Fund
                                                                              LLC (private investment companies sponsored by EVM).
                                                                              Officer of 55 registered investment companies managed
                                                                              by EVM or BMR.

William H. Ahern, Jr.  Vice President of the            Since 1995            Vice President of EVM and BMR. Officer of 78
7/28/59                        Trust                                          registered investment companies managed by EVM or BMR.

Thomas J. Fetter       Vice President of the            Since 1997            Vice President of EVM and BMR. Officer of 124
8/20/43                        Trust                                          registered investment companies managed by EVM or BMR.

Michael R. Mach        Vice President of the            Since 1999            Vice President of EVM and BMR. Previously, Managing
7/15/47                        Trust                                          Director and Senior Analyst for Robertson Stephens
                                                                              (1998-1999). Officer of 28 registered investment
                                                                              companies managed by EVM or BMR.

Robert B. MacIntosh    Vice President of the            Since 1998            Vice President of EVM and BMR. Officer of 124
1/22/57                        Trust                                          registered investment companies managed by EVM or BMR.

Duncan W. Richardson   Vice President of the    Vice President of the Trust   Senior Vice President and Chief Equity Investment
10/26/57                Trust, President of    since 2001; President of the   Officer of EVM and BMR. Officer of 44 registered
                          the Portfolio            Portfolio since 2002       investment companies managed by EVM or BMR.

Walter A. Row, III     Vice President of the            Since 2001            Director of Equity Research and a Vice President of
7/20/57                        Trust                                          EVM and BMR. Officer of 24 registered investment
                                                                              companies managed by EVM or BMR.

Judith A. Saryan       Vice President of the            Since 2003            Vice President of EVM and BMR. Previously, Portfolio
8/21/54                        Trust                                          Manager and Equity Analyst for State Street Global
                                                                              Advisers (1980-1999). Officer of 27 registered
                                                                              investment companies managed by EVM or BMR.

Susan Schiff           Vice President of the            Since 2002            Vice President of EVM and BMR. Officer of 27
3/13/61                        Trust                                          registered investment companies managed by EVM or BMR.

Toni Y. Shimura        Vice President of the            Since 2003            Vice President of EVM and BMR. Previously, Senior Vice
2/3/52                       Portfolio                                        President and Portfolio Manager with Massachusetts
                                                                              Financial Services Company (1993-2002). Officer of 3
                                                                              registered investment companies managed by EVM and
                                                                              BMR.

Alan R. Dynner               Secretary         Secretary of the Trust since   Vice President, Secretary and Chief Legal Officer of
10/10/40                                       1997; of the Portfolio since   BMR, EVM, EVD, EV and EVC. Officer of 192 registered
                                                           1998               investment companies managed by EVM and BMR.

Michelle A. Green        Treasurer of the              Since 2002(2)          Vice President of EVM and BMR. Chief Financial Officer
8/25/69                      Portfolio                                        of Belair Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                              Belmar Capital Fund LLC, Belport Capital Fund LLC and
                                                                              Belrose Capital Fund LLC (private investment companies
                                                                              sponsored by EVM). Officer of 83 registered investment
                                                                              companies managed by EVM or BMR.

James L. O'Connor      Treasurer of the Trust           Since 1989            Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                        registered investment companies managed by EVM or BMR.

Paul M. O'Neil           Chief Compliance               Since 2004            Vice President of EVM and BMR. Officer of 192
7/11/53                       Officer                                         registered investment companies managed by EVM or BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

          INVESTMENT ADVISER OF TAX-MANAGED SMALL-CAP GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


       ADMINISTRATOR OF EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022



                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
       CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE
      THROUGH YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY
            BEFORE YOU INVEST OR SEND MONEY. FOR FURTHER INFORMATION
                           PLEASE CALL 1-800-225-6265.

1087-12/04                                                              MGSRC1.2

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

    - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

            For more information about Eaton Vance's Privacy Policy,
                           please call 1-800-262-1122.

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF GEORGE PIERIDES]
George Pierides
Fox Asset Management
Portfolio Manager

THE FUND

- The Fund's Class A shares had a total return of 13.92% during the year ended October 31, 2004.(1) This return resulted from an increase in net asset value
   (NAV) per share to $13.01 on October 31, 2004 from $11.42 on October 31,
   2003.

- The Fund's Class B shares had a total return of 13.11% during the year ended October 31, 2004.(1) This return resulted from an increase in NAV per share to $12.77 on October 31, 2004 from $11.29 on October 31, 2003.

- The Fund's Class C shares had a total return of 13.20% during the year ended October 31, 2004.(1) This return resulted from an increase in NAV per share to $12.78 on October 31, 2004 from $11.29 on October 31, 2003.

- In comparison, the S&P SmallCap 600 Index (the S&P 600) had a total return of 16.78% for the year ended October 31, 2004.(2) Interestingly, small-cap stocks outperformed their large-cap counterparts during the year, with value stocks outpacing the growth stock universe.

   SEE PAGES 3 AND 4 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

-  During the year ended October 31, 2004, Tax-Managed Small-Cap Value
   Portfolio (the Portfolio) continued to focus on small-cap companies that management believed to be undervalued relative to the overall stock market. In addition to their relative valuations, management considers companies' earnings and cash flow capabilities, the strength of their business franchises and the quality of their management. The Portfolio pursues a tax-managed approach that seeks to minimize the impact of taxes on investment returns.

- The U.S. economy continued its recovery in 2004, although momentum was uneven, with various segments of the economy growing at different rates. Accordingly, the Portfolio maintained a broadly diversified mix of stocks that included economy-sensitive areas and defensive consumer-related sectors. The Portfolio's largest industry weightings at October 31, 2004 were energy, medical services and supplies, industrial products, transportation and retailing.

- Energy stocks remained among the Portfolio's strongest performers, boosted by sharply higher crude oil and natural gas prices. Strong demand from China - as well as ever-present concerns over Middle East oil supplies - pushed oil prices to record-high levels, lifting some of the Portfolio's investments in the exploration and production area.

- Elsewhere in the cyclical portion of the economy, the Portfolio had strong performances from manufacturers of commodity chemicals. These companies produce products that are key components of industrial processes and have enjoyed rising demand with the pick-up in manufacturing activity. Construction and engineering companies also fared well, responding to improving prospects within the commercial, industrial and infrastructure construction markets.

- The Portfolio remained underweighted in the health care and drug industries, which lagged the overall market. However, in a related area, management continued to favor selected medical services and supply companies. Some companies have successfully identified growing market niches with innovative products and services and have posted impressive earnings growth during the period.

- Computer and communications-related companies - especially in the semiconductor industry - were among the Portfolio's less stellar performers. Chip makers have seen weaker demand from their networking and telecom customers, a trend that has resulted in earnings shortfalls and a weaker pricing environment.

- The Fund underperformed somewhat during the year ended October 31, 2004 relative to its benchmark, the S&P 600.(2) That shortfall was due primarily to an underweighting in the financial industry. Surprisingly, financial stocks fared well, even in the face of rising interest rates and a flattening of the yield curve - a narrower yield differential between short- and long-term rates. In time, we believe that these trends may hurt smaller banks and financial companies, who may suffer from a narrowing of net interest margins - the difference between the cost of money and lending rates.

   THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISOR DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. (2) IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004
PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance of each class of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of both growth and value small-capitalization stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C of the Fund and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE(1)                                   CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                           13.92%     13.11%     13.20%
Life of Fund+                                      10.36       9.59       9.62

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                            7.34%      8.11%     12.20%
Life of Fund+                                       7.94       8.29       9.62

   + Inception dates: Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

(1) AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE
     (CDSC) FOR CLASS B OR CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES REFLECT THE MAXIMUM 5.75% SALES CHARGE. SEC RETURNS FOR CLASS B SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE: 5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C SHARES REFLECTS A 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

INDUSTRY WEIGHTINGS(2)
By Net Assets

   Energy                              11.7%
   Medical Services/Supplies           11.7
   Industrial Products                  8.6
   Transportation                       8.0
   Retailing                            6.5
   Chemical                             5.9
   Household Products                   5.4
   Insurance                            5.2
   Restaurant                           5.1
   Construction/Engineering             3.7
   Packaging                            3.7
   Toy                                  3.6
   Cement                               3.2
   Electrical Equipment                 3.2
   Auto Related                         3.0
   Computer/Communication               3.0
   Electronics                          3.0
   Food Wholesalers/Retailers           2.0
   Drugs                                0.9

(2) As of October 31, 2004. Industry Weightings subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND CLASS A VS. THE S&P SMALLCAP 600 INDEX*
   March 31, 2002 - October 31, 2004

                                               EATON VANCE TAX-MANAGED
               EATON VANCE TAX-MANAGED         SMALL-CAP VALUE FUND,        S&P SMALLCAP
   DATE       SMALL-CAP VALUE FUND CLASS A   INCL. MAXIMUM SALES CHARGE      600 INDEX
----------------------------------------------------------------------------------------
 3/31/2002               10,000                          9,425                10,000
 4/30/2002               10,197                          9,611                10,283
 5/31/2002               10,103                          9,522                 9,857
 6/30/2002                9,728                          9,168                 9,347
 7/31/2002                8,535                          8,044                 8,027
 8/31/2002                8,620                          8,124                 8,103
 9/30/2002                8,197                          7,726                 7,607
10/31/2002                8,319                          7,841                 7,851
11/30/2002                8,732                          8,230                 8,260
12/31/2002                8,479                          7,991                 7,981
 1/31/2003                8,122                          7,655                 7,707
 2/28/2003                8,103                          7,637                 7,460
 3/31/2003                8,254                          7,779                 7,519
 4/30/2003                8,770                          8,265                 8,129
 5/31/2003                9,268                          8,735                 8,784
 6/30/2003                9,399                          8,858                 9,013
 7/31/2003                9,812                          9,248                 9,481
 8/31/2003               10,263                          9,673                 9,943
 9/30/2003               10,066                          9,487                 9,651
10/31/2003               10,723                         10,106                10,487
11/30/2003               11,080                         10,442                10,884
12/31/2003               11,268                         10,619                11,077
 1/31/2004               11,315                         10,664                11,395
 2/29/2004               11,502                         10,841                11,614
 3/31/2004               11,531                         10,867                11,766
 4/30/2004               11,343                         10,690                11,376
 5/31/2004               11,399                         10,743                11,550
 6/30/2004               12,113                         11,416                12,190
 7/31/2004               11,671                         11,000                11,522
 8/31/2004               11,690                         11,018                11,420
 9/30/2004               12,103                         11,407                12,022
10/31/2004               12,216                         11,513                12,246

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND CLASS B VS. THE S&P SMALLCAP 600 INDEX*
   March 31, 2002 - October 31, 2004

               EATON VANCE TAX-MANAGED       S&P SMALLCAP
   DATE       SMALL-CAP VALUE FUND CLASS B   600 INDEX
---------------------------------------------------------
 3/31/2002                 10,000               10,000
 4/30/2002                 10,188               10,283
 5/31/2002                 10,094                9,857
 6/30/2002                  9,709                9,347
 7/31/2002                  8,516                8,027
 8/31/2002                  8,592                8,103
 9/30/2002                  8,160                7,607
10/31/2002                  8,282                7,851
11/30/2002                  8,685                8,260
12/31/2002                  8,441                7,981
 1/31/2003                  8,066                7,707
 2/28/2003                  8,047                7,460
 3/31/2003                  8,188                7,519
 4/30/2003                  8,695                8,129
 5/31/2003                  9,192                8,784
 6/30/2003                  9,315                9,013
 7/31/2003                  9,718                9,481
 8/31/2003                 10,160                9,943
 9/30/2003                  9,962                9,651
10/31/2003                 10,601               10,487
11/30/2003                 10,948               10,884
12/31/2003                 11,117               11,077
 1/31/2004                 11,174               11,395
 2/29/2004                 11,343               11,614
 3/31/2004                 11,362               11,766
 4/30/2004                 11,174               11,376
 5/31/2004                 11,221               11,550
 6/30/2004                 11,915               12,190
 7/31/2004                 11,484               11,522
 8/31/2004                 11,484               11,420
 9/30/2004                 11,887               12,022
10/31/2004                 11,991               12,246
                              400
10/31/2003                 11,591

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND CLASS C VS. THE S&P SMALLCAP 600 INDEX*
   March 31, 2002 - October 31, 2004

               EATON VANCE TAX-MANAGED       S&P SMALLCAP
   DATE       SMALL-CAP VALUE FUND CLASS C   600 INDEX
---------------------------------------------------------
 3/31/2002                10,000                10,000
 4/30/2002                10,197                10,283
 5/31/2002                10,094                 9,857
 6/30/2002                 9,718                 9,347
 7/31/2002                 8,515                 8,027
 8/31/2002                 8,600                 8,103
 9/30/2002                 8,167                 7,607
10/31/2002                 8,289                 7,851
11/30/2002                 8,694                 8,260
12/31/2002                 8,440                 7,981
 1/31/2003                 8,073                 7,707
 2/28/2003                 8,055                 7,460
 3/31/2003                 8,195                 7,519
 4/30/2003                 8,703                 8,129
 5/31/2003                 9,201                 8,784
 6/30/2003                 9,323                 9,013
 7/31/2003                 9,727                 9,481
 8/31/2003                10,169                 9,943
 9/30/2003                 9,972                 9,651
10/31/2003                10,611                10,487
11/30/2003                10,968                10,884
12/31/2003                11,137                11,077
 1/31/2004                11,184                11,395
 2/29/2004                11,363                11,614
 3/31/2004                11,382                11,766
 4/30/2004                11,184                11,376
 5/31/2004                11,241                11,550
 6/30/2004                11,936                12,190
 7/31/2004                11,494                11,522
 8/31/2004                11,504                11,420
 9/30/2004                11,908                12,022
10/31/2004                12,011                12,246

*  SOURCES: THOMSON FINANCIAL. INVESTMENT OPERATIONS COMMENCED 3/4/02.
THE INDEX'S TOTAL RETURN DOES NOT REFLECT THE COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                         ONE YEAR    LIFE OF FUND
Return Before Taxes                         13.92%          10.36%
Return After Taxes on Distributions         13.92%          10.36%
Return After Taxes on Distributions
and Sale of Fund Shares                      9.05%           8.91%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS A)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          7.34%          7.94%
Return After Taxes on Distributions          7.34%          7.94%
Return After Taxes on Distributions
and Sale of Fund Shares                      4.77%          6.81%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         13.20%          9.62%
Return After Taxes on Distributions         13.20%          9.62%
Return After Taxes on Distributions
and Sale of Fund Shares                      8.58%          8.27%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         12.20%          9.62%
Return After Taxes on Distributions         12.20%          9.62%
Return After Taxes on Distributions
and Sale of Fund Shares                      7.93%          8.27%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                         13.11%          9.59%
Return After Taxes on Distributions         13.11%          9.59%
Return After Taxes on Distributions
and Sale of Fund Shares                      8.52%          8.24%

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS B)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                          8.11%          8.29%
Return After Taxes on Distributions          8.11%          8.29%
Return After Taxes on Distributions
and Sale of Fund Shares                      5.27%          7.12%

Class A, Class B, and Class C commenced operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV)do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004
FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                  EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

                        BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING PERIOD*
                               (5/1/04)                (10/31/04)            (5/1/04-10/31/04)
     ------------------------------------------------------------------------------------------------
     Actual
     Class A                $    1,000.00            $     1076.98                  $     9.14
     Class B                $    1,000.00            $     1073.11                  $    13.03
     Class C                $    1,000.00            $     1073.95                  $    13.03

     Hypothetical
     (5% return per year before expenses)
     Class A                $    1,000.00            $    1,016.30                  $     8.87
     Class B                $    1,000.00            $    1,012.60                  $    12.65
     Class C                $    1,000.00            $    1,012.60                  $    12.65

     * Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Small-Cap Value Portfolio, at value
   (identified cost, $18,700,666)                                                  $    23,685,226
Receivable for Fund shares sold                                                              9,875
Receivable from affiliate                                                                   73,728
--------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $    23,768,829
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for distribution and service fees                             $         4,503
Payable to affiliate for Trustees' fees                                                         13
Accrued expenses                                                                            29,392
--------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  $        33,908
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $    23,734,921
--------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                    $    18,856,376
Accumulated net realized loss from Portfolio (computed on the basis of
   identified cost)                                                                       (106,015)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                                      4,984,560
--------------------------------------------------------------------------------------------------
TOTAL                                                                              $    23,734,921
--------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                         $    10,771,744
SHARES OUTSTANDING                                                                         827,862
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         13.01
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $13.01)                                                $         13.80
--------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                         $     7,784,121
SHARES OUTSTANDING                                                                         609,587
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         12.77
--------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                         $     5,179,056
SHARES OUTSTANDING                                                                         405,261
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)               $         12.78
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio                                                 $       220,226
Interest allocated from Portfolio                                                            6,050
Expenses allocated from Portfolio                                                         (238,641)
--------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                                 $       (12,365)
--------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                 $        31,280
Trustees' fees and expenses                                                                    150
Distribution and service fees
   Class A                                                                                  22,725
   Class B                                                                                  69,656
   Class C                                                                                  47,281
Registration fees                                                                           48,171
Transfer and dividend disbursing agent fees                                                 32,929
Legal and accounting services                                                               15,852
Custodian fee                                                                               12,797
Printing and postage                                                                         5,661
Miscellaneous                                                                                1,706
--------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     $       288,208
--------------------------------------------------------------------------------------------------
Deduct --
   Allocation of Fund expenses to affiliate                                        $        73,728
--------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                           $        73,728
--------------------------------------------------------------------------------------------------

NET EXPENSES                                                                       $       214,480
--------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                $      (226,845)
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                                 $       (78,269)
--------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                                                  $       (78,269)
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                             $     2,887,638
--------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               $     2,887,638
--------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                   $     2,809,369
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     2,582,524
--------------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                                YEAR ENDED           YEAR ENDED
IN NET ASSETS                                                                      OCTOBER 31, 2004     OCTOBER 31, 2003
--------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                                             $         (226,845)  $         (121,233)
   Net realized gain (loss) from
      Investment transactions                                                                 (78,269)              11,962
   Net change in unrealized appreciation
      (depreciation) of investments                                                         2,887,638            3,285,630
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $        2,582,524   $        3,176,359
--------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                                      $        3,661,567   $        3,916,846
      Class B                                                                               1,686,742            3,318,875
      Class C                                                                               1,531,872            1,927,980
   Cost of shares redeemed
      Class A                                                                              (1,647,682)            (857,966)
      Class B                                                                                (630,993)            (778,358)
      Class C                                                                                (788,545)            (654,915)
   Net asset value of shares exchanged
      Class A                                                                                  72,695                   --
      Class B                                                                                 (72,695)                  --
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                                              $        3,812,961   $        6,872,462
--------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                         $        6,395,485   $       10,048,821
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                               $       17,339,436   $        7,290,615
--------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                     $       23,734,921   $       17,339,436
--------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                              CLASS A
                                                                         --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                         -------------------------         PERIOD ENDED
                                                                            2004           2003         OCTOBER 31, 2002(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                     $   11.420     $    8.860         $    10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(1)                                                   $   (0.082)    $   (0.061)        $    (0.046)
Net realized and unrealized gain (loss)                                       1.672          2.621              (1.094)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                      $    1.590     $    2.560         $    (1.140)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                           $   13.010     $   11.420         $     8.860
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               13.92%         28.89%             (11.40)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                  $   10,772     $    7,509         $     3,105
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             1.75%          1.75%               1.75%(5)
   Net investment loss                                                        (0.67)%        (0.62)%             (0.74)%(5)
Portfolio Turnover of the Portfolio                                              12%            21%                  5%
---------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 2.10%          2.60%               4.41%(5)
   Net investment loss                                                        (1.02)%        (1.47)%             (3.40)%(5)
Net investment loss per share(1)                                         $   (0.125)    $   (0.145)        $    (0.211)
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, March 4, 2002, to October 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

                                                                                              CLASS B
                                                                         --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                         -------------------------          PERIOD ENDED
                                                                            2004           2003         OCTOBER 31, 2002(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                     $   11.290     $    8.820         $    10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(1)                                                   $   (0.171)    $   (0.132)        $    (0.091)
Net realized and unrealized gain (loss)                                       1.651          2.602              (1.089)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                      $    1.480     $    2.470         $    (1.180)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                           $   12.770     $   11.290         $     8.820
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               13.11%         28.00%             (11.80)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                  $    7,784     $    5,961         $     2,323
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             2.50%          2.50%               2.50%(5)
   Net investment loss                                                        (1.41)%        (1.36)%             (1.47)%(5)
Portfolio Turnover of the Portfolio                                              12%            21%                  5%
---------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 2.85%          3.35%               5.16%(5)
   Net investment loss                                                        (1.76)%        (2.21)%             (4.13)%(5)
Net investment loss per share(1)                                         $   (0.213)    $   (0.215)        $    (0.256)
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, March 4, 2002, to October 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements


                                                                                              CLASS C
                                                                         --------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                         -------------------------          PERIOD ENDED
                                                                            2004           2003         OCTOBER 31, 2002(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                     $   11.290     $    8.820         $    10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss(1)                                                   $   (0.171)    $   (0.131)        $    (0.092)
Net realized and unrealized gain (loss)                                       1.661          2.601              (1.088)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                      $    1.490     $    2.470         $    (1.180)
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                           $   12.780     $   11.290         $     8.820
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               13.20%         28.00%             (11.80)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                                  $    5,179     $    3,870         $     1,862
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             2.50%          2.50%               2.50%(5)
   Net investment loss                                                        (1.42)%        (1.35)%             (1.48)%(5)
Portfolio Turnover of the Portfolio                                              12%            21%                  5%
---------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 2.85%          3.35%               5.16%(5)
   Net investment loss                                                        (1.77)%        (2.20)%             (4.15)%(5)
Net investment loss per share(1)                                         $   (0.213)    $   (0.213)        $    (0.258)
---------------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, March 4, 2002, to October 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        See notes to financial statements

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note
     6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (44.5% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

     C EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

     D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $97,328 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2010 ($13,645) and October 31, 2012 ($83,683).

     E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     F OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

     G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     H USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2    DISTRIBUTIONS TO SHAREHOLDERS

     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

     During the year ended October 31, 2004 paid-in capital was decreased by $226,845 and accumulated net investment loss was decreased by $226,845 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

     CAPITAL LOSS CARRYFORWARDS                 $      (97,328)
     UNREALIZED APPRECIATION                    $    4,975,873

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                            YEAR ENDED OCTOBER 31,
                                           ------------------------
     CLASS A                                  2004          2003
     --------------------------------------------------------------
     Sales                                    298,567       398,781
     Redemptions                             (134,413)      (91,876)
     Exchanges from Class B Shares              6,175            --
     --------------------------------------------------------------
     NET INCREASE                             170,329       306,905
     --------------------------------------------------------------

                                            YEAR ENDED OCTOBER 31,
                                           ------------------------
     CLASS B                                   2004          2003
     --------------------------------------------------------------
     Sales                                    140,127       346,955
     Redemptions                              (52,242)      (82,410)
     Exchanges to Class A shares               (6,256)           --
     --------------------------------------------------------------
     NET INCREASE                              81,629       264,545
     --------------------------------------------------------------

                                            YEAR ENDED OCTOBER 31,
                                           ------------------------
     CLASS C                                   2004          2003
     --------------------------------------------------------------
     Sales                                    127,970       200,583
     Redemptions                              (65,327)      (69,146)
     --------------------------------------------------------------
     NET INCREASE                              62,643       131,437
     --------------------------------------------------------------

4    TRANSACTIONS WITH AFFILIATES

     The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2004, the administration fee amounted to $31,280. Pursuant to a voluntary expense reimbursement, EVM was allocated $73,728 of the Fund's operating expenses for the year ended October 31, 2004. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $3,320 in sub-transfer agent fees.

     Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

     Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,902 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2004.

     Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5    DISTRIBUTION AND SERVICE PLANS

     The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $52,217 and $35,461 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $236,000 and $240,000 for Class B and Class C shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended October 31, 2004 amounted to $22,725, $17,439 and $11,820, for Class A, Class B and Class C shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

     No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
     Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $6,500 and $800 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended October 31, 2004. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2004.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Portfolio aggregated $6,906,433 and $3,289,822, respectively, for the year ended October 31, 2004.

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED SMALL-CAP VALUE PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 97.4%

SECURITY                                                       SHARES        VALUE
-------------------------------------------------------------------------------------------
AUTO RELATED -- 3.0%

BorgWarner, Inc.                                                   35,000    $    1,623,300
-------------------------------------------------------------------------------------------
                                                                             $    1,623,300
-------------------------------------------------------------------------------------------

CEMENT -- 3.2%

Lafarge North America, Inc.                                        35,000    $    1,715,000
-------------------------------------------------------------------------------------------
                                                                             $    1,715,000
-------------------------------------------------------------------------------------------

CHEMICAL -- 5.9%

Georgia Gulf Corp.                                                 28,500    $    1,290,195
RPM, Inc.                                                         104,400         1,840,572
-------------------------------------------------------------------------------------------
                                                                             $    3,130,767
-------------------------------------------------------------------------------------------

COMPUTER / COMMUNICATIONS RELATED -- 3.0%

Actel Corp.(1)                                                     25,000    $      379,250
International Rectifier Corp.(1)                                   31,000         1,232,250
-------------------------------------------------------------------------------------------
                                                                             $    1,611,500
-------------------------------------------------------------------------------------------

CONSTRUCTION / ENGINEERING -- 3.7%

Granite Construction, Inc.                                         45,000    $    1,092,600
Insituform Technologies, Inc.(1)                                   44,500           881,990
-------------------------------------------------------------------------------------------
                                                                             $    1,974,590
-------------------------------------------------------------------------------------------

DRUGS -- 0.9%

Par Pharmaceutical Cos, Inc.(1)                                    12,500    $      493,125
-------------------------------------------------------------------------------------------
                                                                             $      493,125
-------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 3.2%

Belden CDT, Inc.                                                   77,000    $    1,711,710
-------------------------------------------------------------------------------------------
                                                                             $    1,711,710
-------------------------------------------------------------------------------------------

ELECTRONICS -- 3.0%

Bel Fuse, Inc. Class B                                             33,400    $    1,120,570
Technitrol, Inc.(1)                                                28,000           456,960
-------------------------------------------------------------------------------------------
                                                                             $    1,577,530
-------------------------------------------------------------------------------------------

ENERGY -- 11.7%

Newfield Exploration Co.(1)                                        29,000    $    1,687,800
Piedmont Natural Gas Co., Inc.                                     28,000         1,274,840
Questar Corp.                                                      29,000         1,392,000
Spinnaker Exploration Co.(1)                                       40,000    $    1,276,800
XTO Energy, Inc.                                                   17,966           599,705
-------------------------------------------------------------------------------------------
                                                                             $    6,231,145
-------------------------------------------------------------------------------------------

FOOD WHOLESALERS / RETAILERS -- 2.0%

Performance Food Group Co.(1)                                      23,000    $      534,980
SUPERVALU, Inc.                                                    17,900           527,871
-------------------------------------------------------------------------------------------
                                                                             $    1,062,851
-------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 5.4%

Church & Dwight Co., Inc.                                          75,750    $    2,061,915
Libbey, Inc.                                                       44,700           811,305
-------------------------------------------------------------------------------------------
                                                                             $    2,873,220
-------------------------------------------------------------------------------------------

INDUSTRIAL PRODUCTS -- 8.6%

A.O. Smith Corp.                                                   52,000    $    1,380,080
Albany International Corp., Class A                                35,300         1,059,706
CLARCOR, Inc.                                                      11,000           542,300
Teleflex, Inc.                                                     37,000         1,620,230
-------------------------------------------------------------------------------------------
                                                                             $    4,602,316
-------------------------------------------------------------------------------------------

INSURANCE -- 5.2%

Protective Life Corp.                                              43,000    $    1,689,900
Scottish Re Group Ltd.                                             47,000         1,057,500
-------------------------------------------------------------------------------------------
                                                                             $    2,747,400
-------------------------------------------------------------------------------------------

MEDICAL SERVICES / SUPPLIES -- 11.7%

CONMED Corp.(1)                                                    44,000    $    1,235,080
DENTSPLY International, Inc.                                       10,400           540,904
Mentor Corp.                                                       32,600         1,134,480
MIM Corp.(1)                                                       49,600           283,265
Owens & Minor, Inc.                                                34,000           890,460
PolyMedica Corp.                                                   40,000         1,400,000
West Pharmaceutical Services, Inc.                                 32,000           733,120
-------------------------------------------------------------------------------------------
                                                                             $    6,217,309
-------------------------------------------------------------------------------------------

PACKAGING -- 3.7%

AptarGroup, Inc.                                                   41,500    $    1,947,180
-------------------------------------------------------------------------------------------
                                                                             $    1,947,180
-------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                       SHARES        VALUE
------------------------------------------------------------------------------------------
RESTAURANT -- 5.1%

Applebee's International, Inc.                                     28,500   $      651,795
CBRL Group, Inc.                                                   40,000        1,450,400
Outback Steakhouse, Inc.                                           15,000          593,850
------------------------------------------------------------------------------------------
                                                                            $    2,696,045
------------------------------------------------------------------------------------------

RETAILING -- 6.5%

BJ's Wholesale Club, Inc.(1)                                       50,000   $    1,451,500
Claire's Stores, Inc.                                              51,000        1,327,020
ShopKo Stores, Inc.(1)                                             38,000          655,120
------------------------------------------------------------------------------------------
                                                                            $    3,433,640
------------------------------------------------------------------------------------------

TOY -- 3.6%

JAKKS Pacific, Inc.(1)                                             51,500   $      811,640
RC2 Corp.(1)                                                       40,000        1,114,400
------------------------------------------------------------------------------------------
                                                                            $    1,926,040
------------------------------------------------------------------------------------------

TRANSPORTATION -- 8.0%

Arkansas Best Corp.                                                67,000   $    2,619,030
Yellow Roadway Corp.(1)                                            34,536        1,657,383
------------------------------------------------------------------------------------------
                                                                            $    4,276,413
------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $39,583,236)                                           $   51,851,081
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 97.4%
   (IDENTIFIED COST, $39,583,236)                                           $   51,851,081
------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 2.6%                                      $    1,374,436
------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                        $   53,225,517
------------------------------------------------------------------------------------------

(1)  Non-income producing security.

                        See notes to financial statements

TAX-MANAGED SMALL-CAP VALUE PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $39,583,236)           $   51,851,081
Cash                                                                1,363,965
Dividends and interest receivable                                      46,821
-----------------------------------------------------------------------------
TOTAL ASSETS                                                   $   53,261,867
-----------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for Trustees' fees                        $        2,017
Accrued expenses                                                       34,333
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                              $       36,350
-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $   53,225,517
-----------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $   40,957,672
Net unrealized appreciation (computed on the basis of
   identified cost)                                                12,267,845
-----------------------------------------------------------------------------
TOTAL                                                          $   53,225,517
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends                                                      $      533,421
Interest                                                               14,641
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $      548,062
-----------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $      503,768
Trustees' fees and expenses                                             5,676
Custodian fee                                                          42,134
Legal and accounting services                                          24,429
Miscellaneous                                                           1,765
-----------------------------------------------------------------------------
TOTAL EXPENSES                                                 $      577,772
-----------------------------------------------------------------------------

NET INVESTMENT LOSS                                            $      (29,710)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $      (18,679)
-----------------------------------------------------------------------------
NET REALIZED LOSS                                              $      (18,679)
-----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $    6,737,706
-----------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $    6,737,706
-----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $    6,719,027
-----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $    6,689,317
-----------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                                YEAR ENDED            YEAR ENDED
IN NET ASSETS                                                                      OCTOBER 31, 2004      OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                                             $          (29,710)   $          (11,509)
   Net realized gain (loss)
      from Investment transactions                                                            (18,679)              245,057
   Net change in unrealized
      appreciation (depreciation)
      of investments                                                                        6,737,706             7,809,413
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                                                 $        6,689,317    $        8,042,961
---------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                                   $       11,868,068    $       19,625,349
   Withdrawals                                                                             (7,234,811)           (3,105,310)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM CAPITAL TRANSACTIONS                                                       $        4,633,257    $       16,520,039
---------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                         $       11,322,574    $       24,563,000
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                               $       41,902,943    $       17,339,943
---------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                                     $       53,225,517    $       41,902,943
---------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                           YEAR ENDED OCTOBER 31,
                                                                         -------------------------     PERIOD ENDED
                                                                           2004            2003        OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                                    1.14%          1.18%            1.77%(2)
   Net investment loss                                                        (0.06)%        (0.04)%          (0.74)%(2)
Portfolio Turnover                                                               12%            21%               5%
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               14.62%         29.62%          (11.41)%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                                  $   53,226     $   41,903     $     17,340
--------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2002, to October 31, 2002.
(2)  Annualized.
(3)  Total return is not computed on an annualized basis.

                        See notes to financial statements

TAX-MANAGED SMALL-CAP VALUE PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Tax-Managed Small-Cap Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed Small-Cap Value Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 44.5% and 55.3% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices, or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at their fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

     B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     E PUT OPTIONS -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

     F SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

     G FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     H EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

     I INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

     J USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     K OTHER -- Investment transactions are accounted for on a trade-date basis.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 1.00% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2004, the advisory fee amounted to $503,768. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Fox Asset Management LLC (Fox), a majority-owned subsidiary of EVM. BMR pays Fox a monthly fee for sub-advisory services provided to the Portfolio in the amount of 0.75% annually of average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred.

     Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, aggregated $14,261,052 and $5,399,625, respectively, for the year ended October 31, 2004.

4    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

     AGGREGATE COST                              $    39,583,236
     -----------------------------------------------------------
     Gross unrealized appreciation               $    13,191,662
     Gross unrealized depreciation                      (923,817)
     -----------------------------------------------------------
     NET UNREALIZED APPRECIATION                 $    12,267,845
     -----------------------------------------------------------

5    FINANCIAL INSTRUMENTS

     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

6    LINE OF CREDIT

     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2004.

TAX-MANAGED SMALL-CAP VALUE PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED SMALL-CAP VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Small-Cap Value Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the two years then ended and the period from the start of business, March 1, 2002 to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                            POSITION(S)         TERM OF                               NUMBER OF PORTFOLIOS
                             WITH THE          OFFICE AND                               IN FUND COMPLEX
   NAME AND                  TRUST AND         LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN BY
 DATE OF BIRTH             THE PORTFOLIO        SERVICE      DURING PAST FIVE YEARS       TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes            Trustee of the    Trustee of the  Chairman, President and         192               Director of EVC
11/9/41                   Trust; President    Trust since    Chief Executive Officer
                           and Trustee of        1991;       of BMR, EVC, EVM and
                           the Portfolio     President and   EV; Director of EV;
                                             Trustee of the  Vice President and
                                               Portfolio     Director of EVD.
                                               since 2001    Trustee and/or officer
                                                             of 192 registered
                                                             investment companies in
                                                             the Eaton Vance Fund
                                                             Complex. Mr. Hawkes is
                                                             an interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Trust and the
                                                             Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III          Trustee        Trustee of the  Jacob H. Schiff                 192             Director of Tiffany
2/23/35                                       Trust since    Professor of Investment                           & Co. (specialty
                                              1986; of the   Banking Emeritus,                               retailer) and Telect,
                                               Portfolio     Harvard University                            Inc. (telecommunication
                                               since 2001    Graduate School of                               services company)
                                                             Business
                                                             Administration.

William H. Park               Trustee          Since 2003    President and Chief             192                    None
9/19/47                                                      Executive Officer,
                                                             Prizm Capital
                                                             Management, LLC
                                                             (investment management
                                                             firm) (since 2002).
                                                             Executive Vice
                                                             President and Chief
                                                             Financial Officer,
                                                             United Asset Management
                                                             Corporation ( a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) (1982-2001).

Ronald A. Pearlman            Trustee          Since 2003    Professor of Law,               192                    None
7/10/40                                                      Georgetown University
                                                             Law Center (since
                                                             1999). Tax Partner,
                                                             Covington & Burling,
                                                             Washington, DC
                                                             (1991-2000).

Norton H. Reamer              Trustee        Trustee of the  President, Chief                192                    None
9/21/35                                       Trust since    Executive Officer and a
                                              1986; of the   Director of Asset
                                               Portfolio     Management Finance
                                               since 2001    Corp. (a specialty
                                                             finance company serving
                                                             the investment
                                                             management industry)
                                                             (since October 2003).
                                                             President, Unicorn
                                                             Corporation (an
                                                             investment and
                                                             financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Formerly, Chairman,
                                                             Hellman, Jordan
                                                             Management Co., Inc.
                                                             (an investment
                                                             management company)
                                                             (2000-2003). Formerly,
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm)
                                                             (2002-2003). Formerly
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds) (1980-2000).

Lynn A. Stout                 Trustee        Trustee of the  Professor of Law,               192                    None
9/14/57                                       Trust since    University of
                                              1998; of the   California at Los
                                               Portfolio     Angeles School of Law
                                               since 2001    (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)                     TERM OF
                              WITH THE                     OFFICE AND
    NAME AND                  TRUST AND                     LENGTH OF                         PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH             THE PORTFOLIO                    SERVICE                          DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.    President of the Trust;   President of the Trust since   Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                    Vice President        2002; Vice President of the    Chief Investment Officer of EVM and BMR and
                          of the Portfolio            Portfolio since 2001      Director of EVC. Chief Executive Officer of Belair
                                                                                Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                and Belrose Capital Fund LLC (private investment
                                                                                companies sponsored by EVM). Officer of 55
                                                                                registered investment companies managed by EVM or
                                                                                BMR.

William H. Ahern, Jr.      Vice President                  Since 1995           Vice President of EVM and BMR. Officer of 78
7/28/59                     of the Trust                                        registered investment companies managed by EVM or
                                                                                BMR.

Thomas J. Fetter           Vice President                  Since 1997           Vice President of EVM and BMR. Officer of 124
8/20/43                     of the Trust                                        registered investment companies managed by EVM or
                                                                                BMR.

Michael R. Mach            Vice President                  Since 1999           Vice President of EVM and BMR. Previously,
7/15/47                     of the Trust                                        Managing Director and Senior Analyst for Robertson
                                                                                Stephens (1998-1999). Officer of 28 registered
                                                                                investment companies managed by EVM or BMR.

Robert B. MacIntosh        Vice President                  Since 1998           Vice President of EVM and BMR. Officer of 124
1/22/57                     of the Trust                                        registered investment companies managed by EVM or
                                                                                BMR.

George C. Pierides         Vice President                  Since 2001           Senior Managing Director of Fox. Officer of 12
12/16/57                  of the Portfolio                                      registered investment companies managed by EVM
                                                                                or BMR.

Duncan W. Richardson       Vice President                  Since 2001           Senior Vice President and Chief Equity Investment
10/26/57                    of the Trust                                        Officer of EVM and BMR. Officer of 44 registered
                                                                                investment companies managed by EVM or BMR.

Walter A. Row, III         Vice President                  Since 2001           Director of Equity Research and a Vice President
7/20/57                     of the Trust                                        of EVM and BMR. Officer of 24 registered
                                                                                investment companies managed by EVM or BMR.

Judith A. Saryan           Vice President                  Since 2003           Vice President of EVM and BMR. Previously,
8/21/54                     of the Trust                                        Portfolio Manager and Equity Analyst for State
                                                                                Street Global Advisers (1980-1999). Officer of 27
                                                                                registered investment companies managed by EVM or
                                                                                BMR.

Susan Schiff               Vice President                  Since 2002           Vice President of EVM and BMR. Officer of 27
3/13/61                     of the Trust                                        registered investment companies managed by EVM or
                                                                                BMR.

Alan R. Dynner             Secretary             Secretary of the Trust since   Vice President, Secretary and Chief Legal
10/10/40                                         1997; of the Portfolio since   Officer of BMR, EVM, EVD, EV and EVC. Officer of
                                                           2001                 192 registered investment companies managed by EVM
                                                                                or BMR.

Michelle A. Green          Treasurer of                    Since 2002           Vice President of EVM and BMR. Chief Financial
8/25/69                    the Portfolio                                        Officer of Belair Capital Fund LLC, Belcrest
                                                                                Capital Fund LLC, Belmar Capital Fund LLC, Belport
                                                                                Capital Fund LLC and Belrose Capital Fund LLC
                                                                                (private investment companies sponsored by EVM).
                                                                                Officer of 83 registered investment companies
                                                                                managed by EVM or BMR.

James L. O'Connor      Treasurer of the Trust              Since 1989           Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                          registered investment companies managed by EVM or
                                                                                BMR.

Paul M. O'Neil             Chief Compliance                Since 2004           Vice President of EVM and BMR. Officer of 192
7/11/53                        Officer                                          registered investment companies managed by EVM or
                                                                                BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

           INVESTMENT ADVISER OF TAX-MANAGED SMALL-CAP VALUE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

              SUB-ADVISER OF TAX-MANAGED SMALL-CAP VALUE PORTFOLIO
                            FOX ASSET MANAGEMENT LLC
                               44 SYCAMORE AVENUE
                            LITTLE SILVER, NJ 07739

         ADMINISTRATOR OF EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                            ATTN: EATON VANCE FUNDS
                                 P.O. BOX 9653
                           PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                             BOSTON, MA 02116-5022


                  EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT PROSPECTUS
CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS AVAILABLE THROUGH YOUR
  FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
         SEND MONEY. FOR FURTHER INFORMATION PLEASE CALL 1-800-225-6265.

1300-12/04                                                              TMSCVSRC

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT OCTOBER 31, 2004

EATON VANCE TAX-MANAGED VALUE FUND

[GRAPHIC IMAGE]

[GRAPHIC IMAGE]

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

   - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security, tax status, account balances and transactions.

   - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

   - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

   - We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

               For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

                                IMPORTANT NOTICE
                             REGARDING DELIVERY OF
                             SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30 without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

[PHOTO OF MICHAEL R. MACH, CFA]
Michael R. Mach, CFA
Portfolio Manager

THE FUND

PERFORMANCE FOR THE PAST YEAR

- During the year ended October 31, 2004, the Fund's Class A shares had a total return of 12.96%. This return was the result of an increase in net asset value (NAV) per share to $13.95 on October 31, 2004, from $12.46 on October 31, 2003, and the reinvestment of $0.116 per share in dividend income.(1)

- The Fund's Class B shares had a total return of 12.10% during the same period, the result of an increase in NAV per share to $13.13 on October 31, 2004, from $11.74 on October 31, 2003, and the reinvestment of $0.029 per share in dividend income.(1)

- The Fund's Class C shares had a total return of 12.05% during the same period, the result of an increase in NAV per share to $13.47 on October 31, 2004, from $12.05 on October 31, 2003, and the reinvestment of $0.030 per share in dividend income.(1)

- For comparison, the Russell 1000 Value Index had a total return of 15.45% during the same period.(2)

   SEE PAGES 4 AND 5 FOR MORE PERFORMANCE INFORMATION, INCLUDING AFTER-TAX RETURNS.

MANAGEMENT DISCUSSION

- During the 12-month period ended October 31, 2004, the U.S. equity markets extended their recent advance. Two continued drivers of equity market strength have been the growing U.S. economy and the more favorable investment tax environment created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Robust economic growth has helped corporations grow their earnings and cash flows, and the new lower tax rates being applied to capital gains and qualified equity dividend income are providing equity investors with a tax environment about as favorable as any we have known since the federal income tax was instituted in 1913.

- For its most recent fiscal year, the Fund provided shareholders with a return that fell between the 15.45% return of the Russell 1000 Value Index and the 9.41% return of the S&P 500 Index.(2)

- Stocks making positive contributions to the Fund's recent performance include energy-related shares. The Portfolio's holdings in this sector saw their share prices advance, as demand and prices for oil and natural gas moved higher. Also contributing to recent Fund performance were a cluster of stocks offering above-average dividend yields along with traditions of above-average dividend growth. For example, as of October 31, 2004, two of the Portfolio's holdings provided current dividend yields in excess of 3% and had five-year histories of annualized double-digit dividend growth.

- Over the last year, health care was the single broad economic sector of the Russell 1000 Value Index that generated negative returns.(2) During the period, the Portfolio owned a number of health care-related stocks that also declined in value. While some of these holdings were eliminated from the Portfolio, we remain quite constructive on the prospects for one of our largest holdings, a leading manufacturer of ethical drugs.

- Eaton Vance Tax-Managed Value Fund will celebrate its five-year anniversary on December 27, 2004. From December 31, 1999, through October 31, 2004, the Fund's A shares have provided shareholders with an annualized average return of 7.00%. This return compares favorably against the 3.68% annualized return generated by the Russell 1000 Value Index or the -3.84% annualized return generated by the S&P 500 Index for the same period.(2)

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
   ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE
  WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE
 LOWER OR HIGHER THAN QUOTED. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END,
                      PLEASE REFER TO www.eatonvance.com.

(1) THESE RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC)FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. (2)IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX.

     FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITOR Y INSTITUTION. SHARES ARE
  SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

- The timeframe from year-end 1999 through the end of the Fund's latest fiscal year is an interesting one in that it includes periods of significant market advance as well as spells of troubling market decline. Throughout the timeframe, we believe the engines most responsible for driving the Fund's performance were its well-defined investment philosophy, its disciplined investment process, and its ability to take advantage of the insights generated by Eaton Vance's stable team of experienced equity research analysts.

- Going forward we will continue to adhere to the Fund's philosophy of investing in a diversified portfolio of value stocks made up of companies that we generally believe to be characterized by strong business franchises. Our discipline remains one of only buying shares in such companies when those shares are inexpensive or undervalued relative to the overall market. At October 31, 2004, the majority of stocks found in the Portfolio are dividend-paying stocks that we believe offer good potential for solid dividend growth going forward.

- Given the historically low tax rates now being applied to qualifying equity dividend income, an increasing number of companies are paying dividends and many companies have begun to grow their dividends at accelerated rates. This is providing a new concept of growth, a concept of dividend growth that we believe conservative investors are coming to appreciate more and more fully.

- In closing, I would like to thank you, my fellow shareholders, for your continued confidence and participation in Eaton Vance Tax-Managed Value Fund.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND THE INVESTMENT ADVISER DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

TEN LARGEST HOLDINGS*
By net assets

 Bank of America Corp.                2.5%
 Occidental Petroleum Corp.           2.4
 ConocoPhillips                       2.4
 ChevronTexaco Corp.                  2.3
 MetLife, Inc.                        2.2
 Exxon Mobil Corp.                    2.2
 Wells Fargo &Co.                     2.1
 Wyeth                                2.0
 National City Corp.                  2.0
 Citigroup, Inc.                      1.9

COMMON STOCK INVESTMENTS BY SECTOR*
By net assets

Financials                           31.4%

Energy                               14.4%

Industrials                          11.3%

Consumer Discretionary               10.1%

Consumer Staples                      6.2%

Materials                             5.8%

Utilities                             5.8%

Information Technology                5.3%

Health Care                           4.4%

Telecommunications                    4.0%

* Ten Largest Holdings represented 22.0% of the Portfolio's net assets as of October 31, 2004. Holdings and sectors subject to change due to active management.

PERFORMANCE

The line graph and table set forth below provide information about the Fund's performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of value stocks, and the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index, and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

PERFORMANCE*                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------
Average Annual Total Returns (at
net asset value)
One Year                                        12.96%    12.10%    12.05%
Life of Fund+                                    7.31%     5.89%     6.48%
SEC Average Annual Total Returns (including
sales charge or applicable CDSC)
One Year                                         6.47%     7.10%    11.05%
Life of Fund+                                    6.01%     5.55%     6.48%

+Inception Dates - Class A: 12/27/99; Class B: 1/18/00; Class C:1/24/00

* AVERAGE ANNUAL TOTAL RETURNS DO NOT INCLUDE THE 5.75% MAXIMUM SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE(CDSC)FOR CLASS B AND CLASS C SHARES. IF THE SALES CHARGE WAS DEDUCTED, THE PERFORMANCE WOULD BE REDUCED. SEC AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A REFLECT THE MAXIMUM 5.75% SALES CHARGE. SECRETURNS FOR CLASS B AND CLASS C SHARES REFLECT THE APPLICABLE CDSC BASED ON THE FOLLOWING SCHEDULE:5% - 1ST AND 2ND YEARS; 4% - 3RD YEAR; 3% - 4TH YEAR; 2% - 5TH YEAR; 1% - 6TH YEAR. SEC 1-YEAR RETURN FOR CLASS C REFLECTS A 1% CDSC.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT MONTH-END, PLEASE REFER TO www.eatonvance.com.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED VALUE FUND, CLASS A, VS. THE S&P 500 INDEX AND THE RUSSELL 1000 VALUE INDEX**
   December 31, 1999 - October 31, 2004

                   EATON VANCE TAX-MANAGED VALUE FUND- CLASS A
                               Inception: 12/27/99

                                       EATON VANCE
                                       TAX-MANAGED
                    EATON VANCE     VALUE FUND, CLASS A                     RUSSELL
                    TAX-MANAGED       WITH MAXIMUM          S&P 500       1000 VALUE
  DATE          VALUE FUND, CLASS A   SALES CHARGE           INDEX           INDEX
-------------------------------------------------------------------------------------
  12/31/1999            10000               9425               10000            10000
   1/31/2000          9635.47            9080.78             9497.63             9674
   2/29/2000          9261.09            8727.95             9318.03          8955.22
   3/31/2000          10285.7            9693.59            10229.01         10047.76
   4/30/2000          10502.5            9897.86             9921.37          9931.21
   5/31/2000          10778.3           10157.84             9717.71         10035.48
   6/30/2000          10295.6            9702.88             9957.32          9576.86
   7/31/2000          10463.1            9860.72             9801.78          9696.57
   8/31/2000          11211.8           10566.39            10410.27         10237.64
   9/30/2000          11517.3           10854.22             9860.82         10331.83
  10/31/2000          11970.5           11281.34             9818.99         10585.99
  11/30/2000          11684.7           11012.07             9045.43         10193.25
  12/31/2000          12472.9           11754.87              9089.8         10703.93
   1/31/2001          12640.4           11912.72              9412.1         10744.61
   2/28/2001          12581.3           11857.01             8554.44         10445.91
   3/31/2001          12187.2           11485.61             8012.82         10077.16
   4/30/2001          12748.8           12014.85                8635         10570.95
   5/31/2001          13172.4           12414.11             8692.92         10808.79
   6/30/2001          12807.9           12070.57             8481.43         10568.84
   7/31/2001          12768.5           12033.42              8397.9         10546.64
   8/31/2001          12581.3           11857.01             7872.71         10123.72
   9/30/2001          11615.8           10947.07             7237.02          9411.01
  10/31/2001          11596.1            10928.5              7375.1          9330.08
  11/30/2001          12206.9           11504.18             7940.69          9872.16
  12/31/2001          12591.1           11866.29             8010.29         10105.14
   1/31/2002          12394.1           11680.59             7893.46         10027.33
   2/28/2002          12403.9           11689.88              7741.2         10043.37
   3/31/2002          12817.7           12079.85             8032.37         10518.42
   4/30/2002          12502.5           11782.73              7545.6         10157.64
   5/31/2002          12541.9           11819.87             7490.21         10208.43
   6/30/2002          11891.6           11207.06             6956.86          9622.47
   7/31/2002          10847.3           10222.84              6414.7          8727.58
   8/31/2002          10975.4           10343.55             6456.69          8793.91
   9/30/2002          9990.15            9415.04             5755.61          7816.02
  10/31/2002          10610.8              10000             6261.71          8395.19
  11/30/2002            10936           10306.41             6629.91          8924.09
  12/31/2002          10556.2            9948.53             6240.62          8536.78
   1/31/2003          10250.7            9660.57             6077.45          8330.19
   2/28/2003          9994.41            9419.06             5986.14          8107.78
   3/31/2003          10043.7             9465.5              6044.1          8121.56
   4/30/2003          10704.1           10087.86             6541.71          8836.26
   5/31/2003            11256           10608.05             6886.05          9407.08
   6/30/2003          11423.6           10765.96             6974.01          9524.67
   7/31/2003          11472.9           10812.41             7097.04          9666.59
   8/31/2003          11719.3           11044.63             7235.17          9817.38
   9/30/2003          11630.6           10961.03             7158.57          9721.17
  10/31/2003          12281.1           11574.11             7563.32         10316.11
  11/30/2003          12458.5           11741.31             7629.79         10456.41
  12/31/2003          13057.4           12305.71             8029.65         11100.52
   1/31/2004          13206.6           12446.29                8177         11295.89
   2/29/2004            13485           12708.72             8290.62         11537.62
   3/31/2004          13425.4           12652.48             8165.56         11436.09
   4/30/2004          13017.6           12268.22             8037.54         11157.05
   5/31/2004          13146.9           12390.06             8147.62         11270.85
   6/30/2004          13415.4           12643.11                8306         11536.85
   7/31/2004          13246.4           12483.78             8031.13         11374.18
   8/31/2004          13375.6           12605.62             8063.39         11535.69
   9/30/2004          13733.6           12943.02             8150.67         11714.49
  10/31/2004          13872.9           13074.23             8275.19         11908.96

** SOURCE: THOMSON FINANCIAL. CLASS A OF THE FUND COMMENCED INVESTMENT
   OPERATIONS ON 12/27/99.

   A $10,000 HYPOTHETICAL INVESTMENT ON 1/18/00 AT NET ASSET VALUE IN CLASS B SHARES WOULD HAVE BEEN VALUED AT $13,161 ON OCTOBER 31, 2004; $12,961 AFTER DEDUCTION OF THE APPLICABLE CDSC. A $10,000 HYPOTHETICAL INVESTMENT ON 1/24/00 AT NET ASSET VALUE IN CLASS C SHARES WOULD HAVE BEEN VALUED AT $13,502 ON OCTOBER 31, 2004. THE INDEX'S TOTAL RETURN DOES NOT REFLECT COMMISSIONS OR EXPENSES THAT WOULD HAVE BEEN INCURRED IF AN INVESTOR INDIVIDUALLY PURCHASED OR SOLD THE SECURITIES REPRESENTED IN THE INDEX. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

"Return Before Taxes" does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. "Return After Taxes on Distributions" reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. "Return After Taxes on Distributions and Sale of Fund Shares" also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                      12.96%       7.31%
Return After Taxes on Distributions      12.81%       7.28%
Return After Taxes on Distributions
and Sale of Fund Shares                   8.60%       6.33%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                       6.47%       6.01%
Return After Taxes on Distributions       6.33%       5.98%
Return After Taxes on Distributions
and Sale of Fund Shares                   4.37%       5.18%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                      12.05%       6.48%
Return After Taxes on Distributions      12.01%       6.48%
Return After Taxes on Distributions
and Sale of Fund Shares                   7.88%       5.60%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                      11.05%       6.48%
Return After Taxes on Distributions      11.01%       6.48%
Return After Taxes on Distributions
and Sale of Fund Shares                   7.23%       5.60%

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED OCTOBER 31, 2004)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                      12.10%       5.89%
Return After Taxes on Distributions      12.07%       5.88%
Return After Taxes on Distributions
and Sale of Fund Shares                   7.92%       5.08%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                        ONE YEAR   LIFE OF FUND
Return Before Taxes                       7.10%       5.55%
Return After Taxes on Distributions       7.07%       5.54%
Return After Taxes on Distributions
and Sale of Fund Shares                   4.67%       4.79%

Class A, Class B, and Class C commenced operations on 12/27/99, 1/18/00, and 1/24/00, respectively. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE HISTORICAL AND
   ARE CALCULATED BY DETERMINING THE PERCENTAGE CHANGE IN NET ASSET VALUE OR OFFERING PRICE (AS APPLICABLE) WITH ALL DISTRIBUTIONS REINVESTED. INVESTMENT
RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE IS FOR THE STATED TIME
  PERIOD ONLY; DUE TO MARKET VOLATILITY, THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE QUOTED RETURN. FOR PERFORMANCE AS OF THE MOST RECENT
                 MONTH-END, PLEASE REFER TO www.eatonvance.com.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004
FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       EATON VANCE TAX-MANAGED VALUE FUND

                                 BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE     EXPENSES PAID DURING PERIOD*
                                       (5/1/04)                  (10/31/04)              (5/1/04 - 10/31/04)
      -----------------------------------------------------------------------------------------------------------
      Actual
      Class A                           $ 1,000.00                $ 1,065.70                   $  6.33
      Class B                           $ 1,000.00                $ 1,061.44                   $ 10.16
      Class C                           $ 1,000.00                $ 1,061.46                   $ 10.16

      Hypothetical
      (5% return per year before
      expenses)
      Class A                           $ 1,000.00                $ 1,019.00                   $  6.19
      Class B                           $ 1,000.00                $ 1,015.30                   $  9.93
      Class C                           $ 1,000.00                $ 1,015.30                   $  9.93

      * Expenses are equal to the Fund's annualized expense ratio of 1.22% for Class A shares, 1.96% for Class B shares, and 1.96% for Class C shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2004. The Example reflects the expenses of both the Fund and the Portfolio.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investment in Tax-Managed Value Portfolio, at value
   (identified cost, $546,900,618)                                       $   715,440,779
Receivable for Fund shares sold                                                  648,693
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $   716,089,472
----------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                         $     2,051,367
Payable to affiliate for distribution and service fees                           134,722
Payable to affiliate for Trustees' fees                                              220
Accrued expenses                                                                 151,576
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $     2,337,885
----------------------------------------------------------------------------------------
NET ASSETS                                                               $   713,751,587
----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                          $   647,236,225
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                            (105,012,721)
Accumulated undistributed net investment income                                2,987,922
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                          168,540,161
----------------------------------------------------------------------------------------
TOTAL                                                                    $   713,751,587
----------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                               $   269,907,535
SHARES OUTSTANDING                                                            19,348,940
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $         13.95
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $13.95)                                      $         14.80
----------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                               $   227,777,920
SHARES OUTSTANDING                                                            17,348,396
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $         13.13
----------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                               $   216,066,132
SHARES OUTSTANDING                                                            16,036,659
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)     $         13.47
----------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.


STATEMENT OF OPERTAIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $57,646)       $    15,414,873
Interest allocated from Portfolio                                                 89,621
Expenses allocated from Portfolio                                             (4,710,848)
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                     $    10,793,646
----------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                       $     1,028,450
Trustees' fees and expenses                                                        3,195
Distribution and service fees
   Class A                                                                       621,254
   Class B                                                                     2,157,773
   Class C                                                                     2,120,272
   Class D                                                                        92,353
Transfer and dividend disbursing agent fees                                      738,446
Printing and postage                                                              70,288
Registration fees                                                                 45,504
Custodian fee                                                                     33,720
Legal and accounting services                                                     25,840
Miscellaneous                                                                     20,024
----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                           $     6,957,119
----------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    $     3,836,527
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                       $    20,940,232
   Foreign currency transactions                                                   1,284
----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                        $    20,941,516
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                   $    53,247,347
   Foreign currency                                                                7,988
----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     $    53,255,335
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                         $    74,196,851
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $    78,033,378
----------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                                      YEAR ENDED           YEAR ENDED
IN NET ASSETS                                                            OCTOBER 31, 2004     OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                                 $       3,836,527    $       2,323,951
   Net realized gain from investment and
      foreign currency transactions                                             20,941,516            5,738,640
   Net change in unrealized
      appreciation (depreciation)
      from investments and foreign currency                                     53,255,335           72,355,401
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $      78,033,378    $      80,417,992
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                            $      (1,984,039)   $         (75,607)
      Class B                                                                     (506,249)                  --
      Class C                                                                     (495,483)                  --
      Class D                                                                      (23,797)                  --
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      $      (3,009,568)   $         (75,607)
---------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                            $      75,408,071    $      65,585,256
      Class B                                                                   19,948,754           37,349,052
      Class C                                                                   31,618,250           51,087,833
      Class D                                                                    1,687,731            2,525,915
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                                    1,630,589               62,855
      Class B                                                                      375,448                   --
      Class C                                                                      342,453                   --
      Class D                                                                       22,024                   --
   Cost of shares redeemed
      Class A                                                                  (48,203,508)         (63,428,122)
      Class B                                                                  (29,037,152)         (34,564,639)
      Class C                                                                  (36,554,297)         (52,119,008)
      Class D                                                                   (1,286,713)          (1,173,727)
   Net asset value of shares exchanged
      Class A                                                                    2,349,078                   --
      Class B                                                                   (2,349,078)                  --
   Net asset value of shares merged
      Class B                                                                   11,191,097                   --
      Class D                                                                  (11,191,097)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                                    $      15,951,650    $       5,325,415
---------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                               $      90,975,460    $      85,667,800
---------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED           YEAR ENDED
NET ASSETS                                                               OCTOBER 31, 2004     OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------
AT beginning of year                                                     $     622,776,127   $     537,108,327
---------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                           $     713,751,587   $     622,776,127
---------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                           $       2,987,922   $       2,250,026
---------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                                      CLASS A
                                                           ----------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                              2004         2003         2002         2001          2000(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $   12.460   $   10.770   $   11.770   $   12.150     $   10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                               $    0.135   $    0.101   $    0.051   $    0.012     $   (0.002)
Net realized and unrealized gain (loss)                         1.471        1.594       (1.051)      (0.392)         2.152
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                        $    1.606   $    1.695   $   (1.000)  $   (0.380)    $    2.150
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                 $   (0.116)  $   (0.005)  $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        $   (0.116)  $   (0.005)  $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                           $   13.950   $   12.460   $   10.770   $   11.770     $   12.150
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                 12.96%       15.74%       (8.50)%      (3.13)%        21.50%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                    $  269,908   $  211,918   $  181,588   $  152,849     $   30,140
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                   1.22%        1.27%        1.26%        1.29%          1.71%(4)
   Net investment income (loss)                                  1.03%        0.91%        0.44%        0.17%         (0.06)%(4)
Portfolio Turnover of the Portfolio                                44%          76%         213%          45%(5)
Portfolio Turnover of the Fund(6)                                  --           --           --           83%           128%
---------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, December 27, 1999, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of the Portfolio's allocated expenses.

(4) Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                        See notes to financial statements

                                                                                      CLASS B
                                                           ----------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                              2004         2003         2002         2001          2000(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $   11.740   $   10.220   $   11.250   $   11.710     $   10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                               $    0.035   $    0.017   $   (0.034)  $   (0.039)    $   (0.029)
Net realized and unrealized gain (loss)                         1.384        1.503       (0.996)      (0.421)         1.739
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                        $    1.419   $    1.520   $   (1.030)  $   (0.460)    $    1.710
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                 $   (0.029)  $       --   $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        $   (0.029)  $       --   $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                             $   13.130   $   11.740   $   10.220   $   11.250     $   11.710
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                 12.10%       14.87%       (9.16)%      (3.93)%        17.10%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                    $  227,778   $  203,665   $  174,951   $  147,570     $   20,690
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                   1.97%        2.02%        2.01%        2.04%          2.45%(4)
   Net investment income (loss)                                  0.29%        0.16%       (0.31)%      (0.59)%        (0.78)%(4)
Portfolio Turnover of the Portfolio                                44%          76%         213%          45%(5)         --
Portfolio Turnover of the Fund(6)                                  --           --           --           83%           128%
---------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 18, 2000, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of the Portfolio's allocated expenses.

(4) Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                        See notes to financial statements

                                                                                      CLASS C
                                                           ----------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                              2004         2003         2002         2001          2000(1)
---------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $   12.050   $   10.490   $   11.550   $   12.020     $   10.000
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                               $    0.038   $    0.018   $   (0.034)  $   (0.041)    $   (0.027)
Net realized and unrealized gain (loss)                         1.412        1.542       (1.026)      (0.429)         2.047
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                        $    1.450   $    1.560   $   (1.060)  $   (0.470)    $    2.020
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                 $   (0.030)  $       --   $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        $   (0.030)  $       --   $       --   $       --     $       --
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                             $   13.470   $   12.050   $   10.490   $   11.550     $   12.020
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                 12.05%       14.87%       (9.18)%      (3.91)%        20.20%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                    $  216,066   $  197,385   $  173,306   $  139,653     $   18,494
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                   1.97%        2.02%        2.01%        2.04%          2.46%(4)
   Net investment income (loss)                                  0.29%        0.16%       (0.31)%      (0.59)%        (0.81)%(4)
Portfolio Turnover of the Portfolio                                44%          76%         213%          45%(5)         --
Portfolio Turnover of the Fund(6)                                  --           --           --           83%           128%
---------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 24, 2000, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of the Portfolio's allocated expenses.

(4) Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                        See notes to financial statements

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2004. At the close of business on September 10, 2004, the Class D shares were merged into Class B shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (89.7% at October 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $103,347,620 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($18,638,388) and on October 31, 2010 ($84,709,232).

   D EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

   E OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in shares of the Fund of the same class at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   The tax character of distributions paid for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                                       YEAR ENDED OCTOBER 30,
                                                 ---------------------------------
                                                       2004           2003
   -------------------------------------------------------------------------------
   Distributions declared from:
   Ordinary income                               $     3,009,568   $        75,607

   During the year ended October 31, 2004, accumulated paid-in capital was decreased by $72, accumulated net investment income was decreased by $89,063, and accumulated undistributed net realized loss was decreased by $89,135 primarily due to differences between book and tax accounting relating to foreign currency and the Portfolio's holdings in Real Estate Investment Trusts. This change had no effect on the net assets or the net asset value per share.

   As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed income                                         $     2,987,922
   Capital loss carryforwards                                   $  (103,347,620)
   Unrealized gain                                              $   166,875,060

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------
   CLASS A                                             2004              2003
   -------------------------------------------------------------------------------
   Sales                                               5,670,757         5,900,074
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                      125,915             5,918
   Redemptions                                        (3,630,559)       (5,756,750)
   Exchange from Class B shares                          176,616                --
   -------------------------------------------------------------------------------
   NET INCREASE                                        2,342,729           149,242
   -------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------
   CLASS B                                             2004              2003
   -------------------------------------------------------------------------------
   Sales                                               1,599,923         3,567,336
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                       30,599                --
   Redemptions                                        (2,312,580)       (3,336,368)
   Exchange to Class A shares                           (186,906)               --
   Merged from Class D shares                            868,200                --
   -------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                                  (764)          230,968
   -------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                 ---------------------------------
   CLASS C                                             2004              2003
   -------------------------------------------------------------------------------
   Sales                                               2,471,899         4,749,340
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                       27,200                --
   Redemptions                                        (2,847,137)       (4,888,981)
   -------------------------------------------------------------------------------
   NET DECREASE                                         (348,038)         (139,641)
   -------------------------------------------------------------------------------

                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------
   CLASS D                                            2004(1)           2003
   -------------------------------------------------------------------------------
   Sales                                                 160,674           281,728
   Issued to shareholders electing to
     receive payments of distributions
     in Fund shares                                        2,132                --
   Redemptions                                          (123,936)         (133,553)
   Merged to Class B shares                           (1,030,773)               --
   -------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                              (991,903)          148,175
   -------------------------------------------------------------------------------

(1) Offering of Class D shares was discontinued during the year ended October 31, 2004 (see Note 1)

4  TRANSACTIONS WITH AFFILIATES

   The administrative fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the

   Fund. For the year ended October 31, 2004, the administration fee amounted to $1,028,450. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administrative fees earned by EVM and BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $90,045 as its portion of the sales charge on sales of Class A for the year ended October 31, 2004.

   EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2004, EVM earned $64,178 in sub-transfer agent fees from the Fund.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan), and Class C shares (Class C plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). A similar plan in effect for Class D shares (Class D plan) was terminated by the Trustees effective September 10, 2004. The Class B, Class C, and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for the Class B, Class C, and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,618,330, $1,590,204 and $69,265 for Class B, Class C, and Class D shares, respectively, to or payable to EVD for the year ended October 31, 2004, representing 0.75% of the average daily net assets for Class B, Class C, and Class D shares. At October 31, 2004, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $6,066,000 and $18,342,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class D shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2004 amounted to $621,254, $539,443, $530,068 and $23,088 for Class A, Class B, Class C and
   Class D shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B, Class C, and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C, and Class D Plans, respectively (see Note 5). CDSC received on Class B, Class C, and Class D redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $544,000 and $13,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively for the year ended October 31, 2004.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $140,231,178 and $132,805,074 respectively, for the year ended October 31, 2004.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, December 27,1999 to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund at October 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2004

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.7%

SECURITY                                                              SHARES    VALUE
---------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.9%

General Dynamics Corp.                                                125,000   $  12,765,000
Northrop Grumman Corp.                                                200,000      10,350,000
---------------------------------------------------------------------------------------------
                                                                                $  23,115,000
---------------------------------------------------------------------------------------------

AUTO PARTS AND EQUIPMENT -- 1.0%

BorgWarner, Inc.                                                      175,000   $   8,116,500
---------------------------------------------------------------------------------------------
                                                                                $   8,116,500
---------------------------------------------------------------------------------------------

BANKS-REGIONAL -- 11.9%

Bank of America Corp.                                                 450,000   $  20,155,500
Marshall and Ilsley Corp.                                             100,000       4,197,000
National City Corp.                                                   400,000      15,588,000
SouthTrust Corp.                                                      150,000       6,535,500
TCF Financial Corp.                                                   300,000       9,456,000
U.S. Bancorp                                                          125,000       3,576,250
Wachovia Corp.                                                        300,000      14,763,000
Washington Mutual, Inc.                                               100,000       3,871,000
Wells Fargo & Co.                                                     275,000      16,423,000
---------------------------------------------------------------------------------------------
                                                                                $  94,565,250
---------------------------------------------------------------------------------------------

BEVERAGES -- 0.6%

Anheuser-Busch Cos., Inc.                                             100,000   $   4,995,000
---------------------------------------------------------------------------------------------
                                                                                $   4,995,000
---------------------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.0%

Masco Corp.                                                           225,000   $   7,708,500
---------------------------------------------------------------------------------------------
                                                                                $   7,708,500
---------------------------------------------------------------------------------------------

CHEMICALS -- 1.3%

Air Products and Chemicals, Inc.                                      190,000   $  10,104,200
---------------------------------------------------------------------------------------------
                                                                                $  10,104,200
---------------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES -- 4.0%

BellSouth Corp.                                                       300,000   $   8,001,000
SBC Communications, Inc.                                              400,000      10,104,000
Verizon Communications, Inc.                                          350,000      13,685,000
---------------------------------------------------------------------------------------------
                                                                                $  31,790,000
---------------------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 3.4%

Diebold, Inc.                                                         100,000   $   4,785,000
Hewlett-Packard Co.                                                   150,000       2,799,000
International Business Machines Corp.                                 150,000      13,462,500
NCR Corp.(1)                                                          100,000       5,635,000
---------------------------------------------------------------------------------------------
                                                                                $  26,681,500
---------------------------------------------------------------------------------------------

CONGLOMERATES -- 1.3%

Tyco International Ltd.(2)                                            325,000   $  10,123,750
---------------------------------------------------------------------------------------------
                                                                                $  10,123,750
---------------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING -- 2.0%

Cooper Industries Ltd., Class A                                       125,000   $   7,987,500
Eaton Corp.                                                           125,000       7,993,750
---------------------------------------------------------------------------------------------
                                                                                $  15,981,250
---------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 5.8%

Dominion Resources, Inc.                                              175,000   $  11,256,000
Entergy Corp.                                                         176,000      11,503,360
Exelon Corp.                                                          382,000      15,134,840
FPL Group, Inc.                                                       125,000       8,612,500
---------------------------------------------------------------------------------------------
                                                                                $  46,506,700
---------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.9%

Agilent Technologies, Inc.(1)                                         175,000   $   4,385,500
Flextronics International Ltd.(1)(2)                                  250,000       3,012,500
---------------------------------------------------------------------------------------------
                                                                                $   7,398,000
---------------------------------------------------------------------------------------------

ELECTRONICS-SEMICONDUCTORS AND RELATED -- 0.5%

Applied Materials, Inc.(1)                                            250,000   $   4,025,000
---------------------------------------------------------------------------------------------
                                                                                $   4,025,000
---------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 6.8%

Citigroup, Inc.                                                       350,000   $  15,529,500
Countrywide Financial Corp.                                           450,000      14,368,500
Freddie Mac                                                           100,000       6,660,000
IndyMac Bancorp, Inc.                                                  75,000       2,419,500
J.P.Morgan Chase & Co.                                                400,000      15,440,000
---------------------------------------------------------------------------------------------
                                                                                $  54,417,500
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                              SHARES    VALUE
---------------------------------------------------------------------------------------------
FOODS -- 2.4%

Nestle SA(2)                                                           45,000   $  10,626,482
Sara Lee Corp.                                                        375,000       8,730,000
---------------------------------------------------------------------------------------------
                                                                                $  19,356,482
---------------------------------------------------------------------------------------------

HEALTH CARE SERVICES -- 1.5%

Caremark Rx, Inc.(1)                                                  175,000   $   5,244,750
Medco Health Solutions, Inc.(1)                                       200,000       6,782,000
---------------------------------------------------------------------------------------------
                                                                                $  12,026,750
---------------------------------------------------------------------------------------------

HOME BUILDERS -- 1.3%

Lennar Corp., Class A                                                 225,000   $  10,120,500
---------------------------------------------------------------------------------------------
                                                                                $  10,120,500
---------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.1%

Kimberly-Clark Corp.                                                  150,000   $   8,950,500
---------------------------------------------------------------------------------------------
                                                                                $   8,950,500
---------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY AND MANAGEMENT CONSULTING -- 0.5%

Accenture Ltd., Class A(1)(2)                                         175,000   $   4,236,750
---------------------------------------------------------------------------------------------
                                                                                $   4,236,750
---------------------------------------------------------------------------------------------

INSURANCE -- 5.6%

Allstate Corp. (The)                                                  150,000   $   7,213,500
MetLife, Inc.                                                         450,000      17,257,500
Progressive Corp.                                                     100,000       9,355,000
XL Capital Ltd., Class A(2)                                           150,000      10,875,000
---------------------------------------------------------------------------------------------
                                                                                $  44,701,000
---------------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 4.2%

Franklin Resources, Inc.                                               75,000   $   4,546,500
Goldman Sachs Group, Inc.                                             145,000      14,265,100
Merrill Lynch & Co., Inc.                                             150,000       8,091,000
Morgan Stanley                                                        135,000       6,897,150
---------------------------------------------------------------------------------------------
                                                                                $  33,799,750
---------------------------------------------------------------------------------------------

MACHINERY -- 2.1%

Caterpillar, Inc.                                                     100,000   $   8,054,000
Deere & Co.                                                           150,000       8,967,000
---------------------------------------------------------------------------------------------
                                                                                $  17,021,000
---------------------------------------------------------------------------------------------

MEDIA -- 2.3%

Time Warner, Inc.(1)                                                  675,000   $  11,232,000
Viacom, Inc., Class B                                                 200,000       7,298,000
---------------------------------------------------------------------------------------------
                                                                                $  18,530,000
---------------------------------------------------------------------------------------------

MEDICAL-DRUGS -- 2.9%

Forest Laboratories, Inc.(1)                                           50,000   $   2,230,000
Pfizer, Inc.                                                          175,000       5,066,250
Wyeth                                                                 400,000      15,860,000
---------------------------------------------------------------------------------------------
                                                                                $  23,156,250
---------------------------------------------------------------------------------------------

METALS-INDUSTRIAL -- 2.7%

Alcoa, Inc.                                                           325,000   $  10,562,500
Peabody Energy Corp.                                                   72,500       4,624,050
Phelps Dodge Corp.                                                     75,000       6,565,500
---------------------------------------------------------------------------------------------
                                                                                $  21,752,050
---------------------------------------------------------------------------------------------

OIL AND GAS-EQUIPMENT AND SERVICES -- 1.0%

GlobalSantaFe Corp.                                                   150,000   $   4,425,000
Transocean Sedco Forex, Inc.(1)                                       100,000       3,525,000
---------------------------------------------------------------------------------------------
                                                                                $   7,950,000
---------------------------------------------------------------------------------------------

OIL AND GAS-EXPLORATION AND PRODUCTION -- 2.3%

Apache Corp.                                                          200,000   $  10,140,000
Burlington Resources, Inc.                                            200,000       8,300,000
---------------------------------------------------------------------------------------------
                                                                                $  18,440,000
---------------------------------------------------------------------------------------------

OIL AND GAS-INTEGRATED -- 10.0%

ChevronTexaco Corp.                                                   350,000   $  18,571,000
ConocoPhillips                                                        225,000      18,969,750
Exxon Mobil Corp.                                                     350,000      17,227,000
Marathon Oil Corp.                                                    150,000       5,716,500
Occidental Petroleum Corp.                                            340,000      18,982,200
---------------------------------------------------------------------------------------------
                                                                                $  79,466,450
---------------------------------------------------------------------------------------------

OIL AND GAS-REFINERY -- 1.1%

Valero Energy Corp.                                                   200,000   $   8,594,000
---------------------------------------------------------------------------------------------
                                                                                $   8,594,000
---------------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 1.8%

Weyerhaeuser Co.                                                      225,000   $  14,094,000
---------------------------------------------------------------------------------------------
                                                                                $  14,094,000
---------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                              SHARES    VALUE
---------------------------------------------------------------------------------------------
PUBLISHING -- 1.0%

Gannett Co., Inc.                                                     100,000   $   8,295,000
---------------------------------------------------------------------------------------------
                                                                                $   8,295,000
---------------------------------------------------------------------------------------------

REITS -- 2.9%

AMB Property Corp.                                                    110,000   $   4,125,000
AvalonBay Communities, Inc.                                            75,000       4,910,250
General Growth Properties, Inc.                                       150,000       4,948,500
Public Storage, Inc.                                                   75,000       3,918,750
Vornado Realty Trust                                                   75,000       5,040,000
---------------------------------------------------------------------------------------------
                                                                                $  22,942,500
---------------------------------------------------------------------------------------------

RESTAURANTS -- 1.1%

McDonald's Corp.                                                      300,000   $   8,745,000
---------------------------------------------------------------------------------------------
                                                                                $   8,745,000
---------------------------------------------------------------------------------------------

RETAIL-FOOD AND DRUG -- 0.6%

CVS Corp.                                                             100,000   $   4,346,000
---------------------------------------------------------------------------------------------
                                                                                $   4,346,000
---------------------------------------------------------------------------------------------

RETAIL-GENERAL -- 1.0%

J.C. Penney Company, Inc.                                             225,000   $   7,782,750
---------------------------------------------------------------------------------------------
                                                                                $   7,782,750
---------------------------------------------------------------------------------------------

RETAIL-HOME IMPROVEMENT -- 1.4%

Home Depot, Inc. (The)                                                275,000   $  11,297,000
---------------------------------------------------------------------------------------------
                                                                                $  11,297,000
---------------------------------------------------------------------------------------------

RETAIL-SPECIALTY AND APPAREL -- 0.9%

Target Corporation                                                     75,000   $   3,751,500
TJX Companies, Inc.                                                   150,000       3,597,000
---------------------------------------------------------------------------------------------
                                                                                $   7,348,500
---------------------------------------------------------------------------------------------

TOBACCO -- 1.5%

Altria Group, Inc.                                                    250,000   $  12,115,000
---------------------------------------------------------------------------------------------
                                                                                $  12,115,000
---------------------------------------------------------------------------------------------

TRANSPORT-SERVICES -- 0.8%

FedEx Corp.                                                            65,500   $   5,968,360
---------------------------------------------------------------------------------------------
                                                                                $   5,968,360
---------------------------------------------------------------------------------------------

TRANSPORTATION -- 1.3%

Burlington Northern Santa Fe Corp.                                    250,000   $  10,452,500
---------------------------------------------------------------------------------------------
                                                                                $  10,452,500
---------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $604,822,305)                                               $ 787,016,242
---------------------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                                              SHARES    VALUE
---------------------------------------------------------------------------------------------
REITS -- 0.0%

General Growth Properties, Inc., Exp. 11/9/04(3)                       15,000   $           0
---------------------------------------------------------------------------------------------
                                                                                $           0
---------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $0)                                                         $           0
---------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.1%

                                                              PRINCIPAL
                                                              AMOUNT
SECURITY                                                      (000'S OMITTED)   VALUE
---------------------------------------------------------------------------------------------
Investors Bank and Trust Company Time Deposit,
1.88%, 11/1/04                                                $         8,955   $   8,955,000
---------------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $8,955,000)                                              $   8,955,000
---------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.8%
   (IDENTIFIED COST $613,777,305)                                               $ 795,971,242
---------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.2%                                          $   1,451,654
---------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                            $ 797,422,896
---------------------------------------------------------------------------------------------

(1)  Non-income producing security.

(2)  Foreign security.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                        See notes to financial statements

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2004

ASSETS

Investments, at value (identified cost, $613,777,305)                           $ 795,971,242
Cash                                                                                      759
Interest and dividends receivable                                                   1,446,512
Tax reclaim receivable                                                                 90,554
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $ 797,509,067
---------------------------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for Trustees' fees                                         $       1,567
Accrued expenses                                                                       84,604
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $      86,171
---------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                       $ 797,422,896
---------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                         $ 615,220,094
Net unrealized appreciation (computed on the basis of identified cost)            182,202,802
---------------------------------------------------------------------------------------------
TOTAL                                                                           $ 797,422,896
---------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes, $63,519)                                       $  16,974,312
Interest                                                                               98,943
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                         $  17,073,255
---------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                          $   4,850,255
Trustees' fees and expenses                                                            21,546
Custodian fee                                                                         251,618
Legal and accounting services                                                          63,662
Miscellaneous                                                                           3,854
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  $   5,190,935
---------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                           $  11,882,320
---------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                              $  21,704,500
   Foreign currency transactions                                                        1,372
---------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                               $  21,705,872
---------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                          $  59,586,523
   Foreign currency                                                                     7,935
---------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            $  59,594,458
---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                $  81,300,330
---------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $  93,182,650
---------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                               YEAR ENDED         YEAR ENDED
IN NET ASSETS                                     OCTOBER 31, 2004   OCTOBER 31, 2003
-------------------------------------------------------------------------------------
From operations --
   Net investment income                          $     11,882,320   $      8,807,153
   Net realized gain from investment and
      foreign currency transactions                     21,705,872          5,320,034
   Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency                              59,594,458         78,812,382
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS        $     93,182,650   $     92,939,569
-------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                  $    163,659,208   $    177,743,922
   Withdrawals                                        (132,830,780)      (159,632,380)
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                           $     30,828,428   $     18,111,542
-------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                        $    124,011,078   $    111,051,111
-------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                              $    673,411,818   $    562,360,707
-------------------------------------------------------------------------------------
AT END OF YEAR                                    $    797,422,896   $    673,411,818
-------------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                           YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------
                                                                  2004        2003        2002      2001(1)
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                         0.69%       0.70%       0.72%       0.70%(2)
   Net investment income                                            1.57%       1.47%       0.99%       0.69%(2)
Portfolio Turnover                                                    44%         76%        213%         45%
------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                    13.55%      16.40%      (7.99)%        --
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                        $ 797,423   $ 673,412   $ 562,361   $ 442,447
------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, July 23, 2001, to October 31, 2001.

(2)  Annualized.

(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2004, the Eaton Vance Tax-Managed Value Fund held approximately 89.7% interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Portfolio may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

   H OTHER -- Investment transactions are accounted for on a trade date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 13/240 of 1% (equal to 0.65% annually) of average daily net assets of the Portfolio up to $500 million, 0.625% of average daily net assets of $500 million but less than $1 billion and 0.600% of average daily net assets of $1 billion and over. For the year ended October 31, 2004, the advisory fee amounted to $4,850,255. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2004, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $368,868,101 and $330,590,717, respectively, for the year ended October 31, 2004.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2004, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $ 615,768,166
   -------------------------------------------------------
   Gross unrealized appreciation             $ 181,456,549
   Gross unrealized depreciation                (1,253,473)
   -------------------------------------------------------

   NET UNREALIZED APPRECIATION               $ 180,203,076
   -------------------------------------------------------

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2004.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2004.

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Value Portfolio (the Portfolio) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended, and for the period from the start of business, July 23, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Value Portfolio at October 31, 2004, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2004

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $13,854,493, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

EATON VANCE TAX-MANAGED VALUE FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                          POSITION(S)      TERM OF                                    NUMBER OF PORTFOLIOS
                           WITH THE      OFFICE AND                                      IN FUND COMPLEX
      NAME AND          TRUST AND THE     LENGTH OF         PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH         PORTFOLIO       SERVICE           DURING PAST FIVE YEARS          TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes            Trustee     Trustee of the   Chairman, President and Chief         192                Director of EVC
11/9/41                                  Trust since    Executive Officer of BMR,
                                        1991; of the    EVC, EVM and EV; Director of
                                         Portfolio      EV; Vice President and
                                         since 2001     Director of EVD. Trustee
                                                        and/or officer of 193
                                                        registered investment
                                                        companies in the Eaton Vance
                                                        Fund Complex. Mr. Hawkes is
                                                        an interested person because
                                                        of his positions with BMR,
                                                        EVM, EVC and EV, which are
                                                        affiliates of the Trust and
                                                        the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee     Trustee of the   Jacob H. Schiff Professor of          192             Director of Tiffany
2/23/35                                  Trust since    Investment Banking Emeritus,                           & Co. (specialty
                                        1986; of the    Harvard University Graduate                              retailer) and
                                         Portfolio      School of Business                                        Telect, Inc.
                                         since 2001     Administration.                                        (telecommunication
                                                                                                                services company)

William H. Park            Trustee       Since 2003     President and Chief Executive         192                     None
9/19/47                                                 Officer, Prizm Capital
                                                        Management, LLC (investment
                                                        management firm) (since
                                                        2002). Executive Vice
                                                        President and Chief Financial
                                                        Officer, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms)
                                                        (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003     Professor of Law, Georgetown          192                     None
7/10/40                                                 University Law Center (since
                                                        1999). Tax Partner Covington
                                                        & Burling, Washington, DC
                                                        (1991-2000).

Norton H. Reamer           Trustee     Trustee of the   President, Chief Executive            192                     None
9/21/35                                  Trust since    Officer and a Director of
                                        1986; of the    Asset Management Finance
                                         Portfolio      Corp. (a specialty finance
                                         since 2001     company serving the
                                                        investment management
                                                        industry) (since October
                                                        2003). President, Unicorn
                                                        Corporation (an investment
                                                        and financial advisory
                                                        services company) (since
                                                        September 2000). Formerly,
                                                        Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an
                                                        investment management
                                                        company) (2000-2003).
                                                        Formerly, Advisory Director
                                                        of Berkshire Capital
                                                        Corporation (investment
                                                        banking firm) (2002-2003).
                                                        Formerly Chairman of the
                                                        Board, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms) and
                                                        Chairman, President and
                                                        Director, UAM Funds (mutual
                                                        funds) (1980-2000).

Lynn A. Stout              Trustee     Trustee of the   Professor of Law, University          192                     None
9/14/57                                  Trust since    of California at Los Angeles
                                        1998; of the    School of Law (since July
                                         Portfolio      2001). Formerly, Professor of
                                         since 2001     Law, Georgetown University
                                                        Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                            POSITION(S)                    TERM OF
                              WITH THE                   OFFICE AND
      NAME AND             TRUST AND THE                  LENGTH OF                          PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH            PORTFOLIO                     SERVICE                           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.     President of the Trust            Since 2002            Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                                                                         Chief Investment Officer of EVM and BMR and
                                                                                Director of EVC. Chief Executive Officer of Belair
                                                                                Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                and Belrose Capital Fund LLC (private investment
                                                                                companies sponsored by EVM). Officer of 55
                                                                                registered investment companies managed by EVM or
                                                                                BMR.

William H. Ahern, Jr.   Vice President of the             Since 1995            Vice President of EVM and BMR. Officer of 78
7/28/59                        Trust                                            registered investment companies managed by EVM or
                                                                                BMR.

Thomas J. Fetter        Vice President of the             Since 1997            Vice President of EVM and BMR. Officer of 124
8/20/43                        Trust                                            registered investment companies managed by EVM or
                                                                                BMR.

Michael R. Mach             Vice President       Vice President of the Trust    Vice President of EVM and BMR. Previously,
7/15/47                                          since 1999; of the Portfolio   Managing Director and Senior Analyst for Robertson
                                                         since 2001.            Stephens (1998-1999). Officer of 28 registered
                                                                                investment companies managed by EVM or BMR.

Robert B. MacIntosh     Vice President of the             Since 1998            Vice President of EVM and BMR. Officer of 124
1/22/57                        Trust                                            registered investment companies managed by EVM or
                                                                                BMR.

Duncan W. Richardson    Vice President of the    Vice President of the Trust    Senior Vice President and Chief Equity Investment
10/26/57                Trust; President of the  since 2001; President of the   Officer of EVM and BMR. Officer of 44 registered
                              Portfolio              Portfolio since 2002       investment companies managed by EVM or BMR.

Walter A. Row, III      Vice President of the             Since 2001            Director of Equity Research and a Vice President
7/20/57                        Trust                                            of EVM and BMR. Officer of 24 registered
                                                                                investment companies managed by EVM or BMR.

Judith A. Saryan        Vice President of the             Since 2003            Vice President of EVM and BMR. Previously, Portfolio
8/21/54                        Trust                                            Manager and Equity Analyst for State Street Global
                                                                                Advisers (1980-1999). Officer of 27 registered
                                                                                investment companies managed by EVM or BMR.

Susan Schiff            Vice President of the             Since 2002            Vice President of EVM and BMR. Officer of 27
3/13/61                        Trust                                            registered investment companies managed by EVM or
                                                                                BMR.

Alan R. Dynner               Secretary              Secretary of the Trust      Vice President, Secretary and Chief Legal Officer
10/10/40                                         since 1997; of the Portfolio   of BMR, EVM, EVD, EV and EVC. Officer of 192
                                                         since 2001             registered investment companies managed by EVM or
                                                                                BMR.

Barbara E. Campbell        Treasurer of the             Since 2002(2)           Vice President of EVM and BMR. Officer of 192
6/19/57                       Portfolio                                         registered investment companies managed by EVM or
                                                                                BMR.

James L. O'Connor       Treasurer of the Trust            Since 1989            Vice President of BMR, EVM and EVD. Officer of 114
4/1/45                                                                          registered investment companies managed by EVM or
                                                                                BMR.

Paul M. O'Neil             Chief Compliance                                     Vice President of EVM and BMR. Officer of 192
7/11/53                        Officer                    Since 2004            registered investment companies managed by EVM or
                                                                                BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

                INVESTMENT ADVISER OF TAX-MANAGED VALUE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                          THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

               ADMINISTRATOR OF EATON VANCE TAX-MANAGED VALUE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022


                       EATON VANCE TAX-MANAGED VALUE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. BEFORE
      INVESTING, INVESTORS SHOULD CONSIDER CAREFULLY THE FUND'S INVESTMENT
        OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES. THE FUND'S CURRENT
      PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND IS
      AVAILABLE THROUGH YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR FURTHER INFORMATION PLEASE
                              CALL 1-800-225-6265.

501-12/04                                                                  TVSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) -(d)

Each of Eaton Vance Equity Research Fund, Floating Rate Fund, Floating Rate High Income Fund, Government Obligations Fund, High Income Fund, Low Duration Fund, Strategic Income Fund, Tax Managed Equity Asset Allocation, Tax Managed International Equity Fund, Tax Managed Multi-Cap Opportunity Fund, Tax Managed Mid Cap Core Fund, Tax Managed Small Cap Growth Fund 1.1, Tax Managed Small Cap Growth Fund 1.2, Tax Managed Small Cap Value Fund, and Tax Managed Value Fund (the "Fund(s)") is a series of Eaton Vance Mutual Funds Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Funds, the Trust contains a total of 23 series (collectively, the "Series"). This Form N-CSR relates to the Fund's annual reports.

With the exception of Eaton Vance Government Obligations Fund and Eaton Vance Low Duration Fund, the following tables present the aggregate fees billed to each Funds for the fiscal year ended October 31, 2003 and October 31, 2004 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods. On October 18, 2004, Eaton Vance Government Obligations Fund and Eaton Vance Low Duration Fund changed their respective fiscal year ends from December 31 to October 31. Accordingly the tables for these Funds show fee information for the fiscal years ended December 31, 2003 and the fiscal periods ended October 31, 2004.

EATON VANCE EQUITY RESEARCH FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  20,500   $  21,750
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    8,652       8,600
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  29,152   $  30,350
                                                            =====================

EATON VANCE FLOATING RATE FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  11,806   $  12,258
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,800       6,000
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  17,606   $  18.258
                                                            =====================

EATON VANCE FLOATING RATE HIGH INCOME FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  11,806   $  12,258
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,800       6,000
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  17,606   $  18,258
                                                            =====================

EATON VANCE GOVERNMENT OBLIGATIONS FUND

 FISCAL YEARS ENDED                                          12/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  20,500   $  21,350
 Audit-Related Fees(1)                                              0           0

 Tax Fees(2)                                                   12,675      12,675
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  33,175   $  34,025
                                                            =====================

EATON VANCE HIGH INCOME FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  11,806   $  12,258
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,800       5,800
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  17,606   $  18,058
                                                            =====================

EATON VANCE LOW DURATION FUND

 FISCAL YEARS ENDED                                          12/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  12,700   $  21,000
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                   10,792      10,800
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  23,492   $  31,800
                                                            =====================

EATON VANCE STRATEGIC FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  20,650   $  29,550
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                   14,852      18,100
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  35,502   $  47,650
                                                            =====================

EATON VANCE TAX MANAGED EQUITY ASSET ALLOCATION FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  28,737   $  46,226
 Audit-Related Fees(1)                                              0           0

 Tax Fees(2)                                                   15,500      16,000
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  44,237   $  62,226
                                                            =====================

EATON VANCE TAX MANAGED INTERNATIONAL EQUITY FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  10,609   $  11,062
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,800       5,900
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  16,409   $  16,962
                                                            =====================

EATON VANCE TAX MANAGED MULTI-CAP OPPORTUNITY FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $   9,682   $  11,062
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,600       5,800
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  15,282   $  16,862
                                                            =====================

EATON VANCE TAX MANAGED MID CAP CORE FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $   7,210   $   8,899
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,600       6,000
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  12,810   $  14,899
                                                            =====================

EATON VANCE TAX MANAGED SMALL CAP GROWTH FUND 1.1

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  11,845   $  12,298

 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,800       6,000
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  17,645   $  18,298
                                                            =====================

EATON VANCE TAX MANAGED SMALL CAP GROWTH FUND 1.2

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $   9,682   $  10,032
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,800       6,000
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  15,482   $  16,032
                                                            =====================

EATON VANCE TAX MANAGED SMALL CAP VALUE FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $   8,549   $   8,899
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,600       5,800
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  14,149   $  14,699
                                                            =====================

EATON VANCE TAX MANAGED VALUE FUND

 FISCAL YEARS ENDED                                          10/31/03    10/31/04
 --------------------------------------------------------------------------------
 Audit Fees                                                 $  11,806   $  12,258
 Audit-Related Fees(1)                                              0           0
 Tax Fees(2)                                                    5,800       6,000
 All Other Fees(3)                                                  0           0
                                                            ---------------------
 Total                                                      $  17,606   $  18,258
                                                            =====================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have or have had differing fiscal year ends (April 30, October 31, or December 31). In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP ("PWC") as a principal accountant and other Series have Deloitte & Touche LLP ("D&T") as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by the respective principal accountant of each Series for the last two fiscal years of each Series.

FISCAL
YEARS             12/31/02            4/30/03            10/31/03            12/31/03            4/30/04            10/31/04
ENDED           PWC       D&T      PWC      D&T       PWC       D&T        PWC       D&T      PWC      D&T       PWC        D&T
----------------------------------------------------------------------------------------------------------------------------------
AUDIT FEES   $ 61,325  $ 48,131  $    0  $ 16,871  $ 74,350  $ 133,538  $ 77,175  $ 60,955  $    0  $ 16,871  $  93,650  $ 157,511

AUDIT-
RELATED
FEES(1)             0         0       0         0         0          0         0         0       0         0          0          0

TAX FEES(2)    31,190    15,500       0     5,800    23,504     72,700    38,605    15,800       0     5,800     50,175     75,300

ALL OTHER
FEES(3)             0         0       0         0         0          0         0         0       0         0          0          0
             ---------------------------------------------------------------------------------------------------------------------
TOTAL        $ 92,515  $ 63,631  $    0  $ 22,671  $ 97,854  $ 206,238  $115,780  $ 76,755  $    0  $ 22,671  $ 143,825  $ 232,811
             =====================================================================================================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the fiscal year ended October 31, 2004, $35,000 was billed by D&T, the principal accountant for certain of the Series, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management's assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series's respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

FISCAL YEARS        12/31/02          4/30/03           10/31/03             12/31/03             4/30/04             10/31/04
ENDED            PWC       D&T     PWC      D&T       PWC       D&T       PWC       D&T       PWC       D&T        PWC       D&T
-----------------------------------------------------------------------------------------------------------------------------------
REGISTRANT(1)  $31,190  $ 15,500  $   0  $  5,800  $ 23,504  $ 72,700  $ 38,605  $  15,800  $     0  $   5,800  $ 50,175  $  75,300

EATON VANCE
CORP.(2)       $     0  $336,546  $   0  $198,709  $      0  $467,489  $      0  $ 458,168  $ 4,490  $ 479,012  $ 84,490  $ 340,730

(1)  Includes all of the Series in the Trust.

(2) During the fiscal years reported above, all but four of the Series were feeder funds in a master feeder structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series or their respective master funds.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Not required in this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in this filing.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUTUAL FUNDS TRUST


By:      /s/ Thomas E. Faust Jr.
         ------------------------------------
         Thomas E. Faust Jr.
         President


Date:    December 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ James L. O'Connor
         ------------------------------------
         James L. O'Connor
         Treasurer


Date:    December 22, 2004


By:       /s/ Thomas E. Faust Jr.
         ------------------------------------
         Thomas E. Faust Jr.
         President


Date:    December 22, 2004